UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-04008

Fidelity Investment Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2020

Item 1.

Reports to Stockholders

Fidelity® International Small Cap Fund

Annual Report

October 31, 2020

Includes Fidelity and Fidelity Advisor share classes

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
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Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2020	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(9.43)%	4.13%	5.79%
Class M (incl. 3.50% sales charge)	(7.55)%	4.31%	5.75%
Class C (incl. contingent deferred sales charge)	(5.59)%	4.56%	5.63%
Fidelity® International Small Cap Fund	(3.61)%	5.67%	6.73%
Class I	(3.62)%	5.67%	6.78%
Class Z	(3.51)%	5.73%	6.81%

 Prior to April 1, 2014, the fund compared its performance to a different benchmark. The fund's historical performance may not represent its current investment policies.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® International Small Cap Fund, a class of the fund, on October 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Small Cap Index performed over the same period.

Period Ending Values
$19,184	Fidelity® International Small Cap Fund
$15,992	MSCI ACWI (All Country World Index) ex USA Small Cap Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned -2.46% for the 12 months ending October 31, 2020, in what was a bumpy ride for non-U.S. equities, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a sharp upturn. Declared a pandemic on March 11, the crisis and containment efforts caused broad contraction in economic activity, elevated volatility and dislocation in financial markets. A historically rapid and expansive monetary- and fiscal-policy response around the world provided a partial offset to the economic disruption. Other supporting factors included resilient corporate earnings and near-term potential for a COVID-19 vaccine breakthrough. This was evident in the index’s 12.28% gain in the final six months of the year. Currency fluctuation generally boosted foreign developed-markets equities for the year, while the reverse was true for emerging-markets stocks. Late in the period, the index was pressured by a second wave of COVID-19 cases in some regions, and stretched valuations and crowded positioning in big tech. For the full year, the U.K. (-22%), Asia Pacific ex Japan (-8%), Canada (-5%) and Europe ex U.K. (-4%) notably lagged. Emerging markets (+9%) and Japan (+1%) outperformed. By sector, energy (-38%), financials and real estate (-20% each) lagged, whereas information technology (+ 25%) and communication services (+15%) topped the index.

Comments from Portfolio Manager Sam Chamovitz:  For the fiscal year ending October 31, 2020, the fund's share classes (excluding sales charges, if applicable) returned roughly -5% to -4%, underperforming the 0.19% result of the benchmark Fidelity International Small Cap Fund Linked Index. From a regional standpoint, stock picks in the U.K. and an underweighting in Europe ex U.K. hurt the fund's relative result. Among sectors, security selection was the primary detractor versus the benchmark, especially within the media & entertainment area of the communication services sector, followed by materials. The biggest individual relative detractor was an overweight position in Hyve (-87%), a stake that was not held at the end of the period. A second notable relative detractor was our overweighting in Cineworld (-73%), a position that was sold the past 12 months. Further hampering the portfolio’s relative return was an overweighting in John Wood (-34%), which was among the fund's largest holdings this period. Conversely, stock picks in Japan and Europe ex U.K., specifically Finland, contributed most to the fund's relative result. By sector, the primary contributor to performance versus the benchmark was our stock selection in industrials, especially within the transportation industry. The biggest individual relative contributor was an overweight position in Arcland Sakamoto (+64%), which also was among the fund’s largest holdings at period end. Adding additional value was our outsized stake in SITC International Holdings, which gained roughly 54%. SITC was among the fund's largest holdings this period. Another notable relative contributor was an overweighting in GMO Internet (+58%). Notable changes in positioning include decreased exposure to Australia and a higher allocation to China. By sector, meaningful changes in positioning include increased exposure to information technology and a lower allocation to consumer staples.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2020
Japan	25.6%
United Kingdom	10.3%
United States of America*	5.6%
Canada	5.3%
Cayman Islands	4.9%
Netherlands	3.7%
Australia	3.6%
Taiwan	3.5%
Germany	3.5%
Other	34.0%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2020

% of fund's net assets
Stocks	94.4
Short-Term Investments and Net Other Assets (Liabilities)	5.6

Top Ten Stocks as of October 31, 2020

% of fund's net assets
Arata Corp. (Japan, Distributors)	1.5
Renesas Electronics Corp. (Japan, Semiconductors & Semiconductor Equipment)	1.4
RHI Magnesita NV (Netherlands, Construction Materials)	1.3
Arc Land Sakamoto Co. Ltd. (Japan, Specialty Retail)	1.3
Persol Holdings Co., Ltd. (Japan, Professional Services)	1.2
S Foods, Inc. (Japan, Food Products)	1.1
Mytilineos SA (Greece, Industrial Conglomerates)	1.0
Irish Residential Properties REIT PLC (Ireland, Equity Real Estate Investment Trusts (REITs))	0.9
Open Text Corp. (Canada, Software)	0.9
Wienerberger AG (Austria, Construction Materials)	0.9
11.5

Top Market Sectors as of October 31, 2020

% of fund's net assets
Industrials	21.8
Consumer Discretionary	16.3
Information Technology	11.7
Financials	9.4
Materials	8.6
Real Estate	8.4
Consumer Staples	7.1
Health Care	6.4
Energy	2.4
Communication Services	2.3

Schedule of Investments October 31, 2020

Showing Percentage of Net Assets

Common Stocks - 94.4%
	Shares	Value
Australia - 3.6%
GUD Holdings Ltd.	1,121,398	$10,003,276
Hansen Technologies Ltd.	1,585,165	4,404,370
Imdex Ltd.	14,094,051	11,939,205
Inghams Group Ltd.	8,220,396	16,540,940
Nanosonics Ltd. (a)	1,887,880	6,839,749
National Storage (REIT) unit	9,904,479	12,570,105
Servcorp Ltd. (b)	5,760,566	10,031,922
SomnoMed Ltd. (a)	3,898,596	4,958,437

TOTAL AUSTRALIA		77,288,004

Austria - 1.8%
IMMOFINANZ Immobilien Anlagen AG (a)	240,507	3,221,224
Mayr-Melnhof Karton AG	99,200	16,197,766
Wienerberger AG	779,400	19,661,393

TOTAL AUSTRIA		39,080,383

Belgium - 1.3%
Econocom Group SA (a)	6,736,149	14,811,843
Fagron NV	567,100	12,582,011

TOTAL BELGIUM		27,393,854

Bermuda - 0.7%
Hiscox Ltd. (a)	1,383,720	14,778,271
Brazil - 0.6%
Estacio Participacoes SA	2,966,000	11,847,562
Canada - 5.3%
CCL Industries, Inc. Class B	345,900	13,189,011
Computer Modelling Group Ltd.	1,710,717	6,073,476
ECN Capital Corp.	2,694,400	10,678,100
Genesis Land Development Corp. (a)(b)	2,969,722	3,120,627
Lassonde Industries, Inc. Class A (sub. vtg.)	162,199	18,505,027
McCoy Global, Inc. (a)(c)	1,328,570	508,572
North West Co., Inc.	565,400	13,940,847
Open Text Corp.	536,496	19,711,386
Richelieu Hardware Ltd.	293,600	7,893,682
TFI International, Inc. (Canada)	198,000	8,815,852
Total Energy Services, Inc.	610,400	907,147
Western Forest Products, Inc. (c)	13,914,875	8,982,055

TOTAL CANADA		112,325,782

Cayman Islands - 4.9%
ASM Pacific Technology Ltd.	1,433,800	14,425,850
Best Pacific International Holdings Ltd.	17,896,000	3,070,194
China Metal Recycling (Holdings) Ltd. (a)(d)	436,800	1
Haitian International Holdings Ltd.	5,242,000	12,982,444
Impro Precision Industries Ltd. (e)	15,697,300	4,555,811
Kangji Medical Holdings Ltd.	955,500	2,470,558
Pico Far East Holdings Ltd.	56,047,231	8,097,117
Precision Tsugami China Corp. Ltd.	12,908,453	11,572,235
SITC International Holdings Co. Ltd.	11,547,000	17,813,882
Value Partners Group Ltd.	19,272,000	8,402,368
Wise Talent Information Technology Co. Ltd. (a)	1,610,400	3,955,113
Xingda International Holdings Ltd.	66,561,755	17,171,688

TOTAL CAYMAN ISLANDS		104,517,261

China - 1.9%
Qingdao Port International Co. Ltd. (H Shares) (e)	26,533,000	15,059,039
TravelSky Technology Ltd. (H Shares)	4,968,000	10,432,640
Weifu High-Technology Group Co. Ltd. (B Shares)	7,725,486	14,230,257

TOTAL CHINA		39,721,936

Denmark - 1.1%
Jyske Bank A/S (Reg.) (a)	259,103	7,711,881
Spar Nord Bank A/S	1,685,026	14,498,816

TOTAL DENMARK		22,210,697

Finland - 0.3%
Nanoform Finland PLC	521,700	2,489,936
Olvi PLC (A Shares)	66,738	3,489,916

TOTAL FINLAND		5,979,852

France - 3.1%
Altarea SCA	87,864	11,256,389
Lectra	427,112	9,819,386
Maisons du Monde SA (a)(e)	857,201	11,470,917
The Vicat Group	394,732	12,136,730
Thermador Groupe SA	212,266	14,338,505
Virbac SA (a)	32,600	7,585,924

TOTAL FRANCE		66,607,851

Germany - 3.5%
DIC Asset AG	1,137,600	13,090,070
DWS Group GmbH & Co. KGaA (e)	272,000	9,235,861
JOST Werke AG (a)(e)	515,572	19,334,842
Takkt AG	1,324,330	14,035,666
Talanx AG	615,167	18,111,963

TOTAL GERMANY		73,808,402

Greece - 1.0%
Mytilineos SA	2,000,916	21,858,841
Hong Kong - 1.6%
Dah Sing Banking Group Ltd.	9,607,600	8,253,675
Far East Horizon Ltd.	11,169,000	10,963,701
Magnificent Hotel Investment Ltd.	316,412,000	3,673,277
Sino Land Ltd.	9,172,837	10,838,205

TOTAL HONG KONG		33,728,858

India - 2.5%
Cyient Ltd.	1,428,166	7,564,476
Embassy Office Parks (REIT)	2,124,800	9,807,946
L&T Technology Services Ltd. (e)	615,733	13,760,899
Oberoi Realty Ltd. (a)	2,196,600	13,045,739
Shriram Transport Finance Co. Ltd.	1,027,352	9,548,405

TOTAL INDIA		53,727,465

Indonesia - 0.8%
PT ACE Hardware Indonesia Tbk	61,050,100	6,510,115
PT Selamat Sempurna Tbk	108,667,100	10,300,909

TOTAL INDONESIA		16,811,024

Ireland - 2.4%
Dalata Hotel Group PLC	2,992,503	8,434,229
Irish Residential Properties REIT PLC	12,360,000	19,721,251
Mincon Group PLC (b)	11,895,744	12,191,853
United Drug PLC (United Kingdom)	1,094,300	10,285,164

TOTAL IRELAND		50,632,497

Italy - 1.6%
Banca Generali SpA	426,000	12,105,838
MARR SpA	887,207	12,027,445
Recordati SpA	166,611	8,632,995

TOTAL ITALY		32,766,278

Japan - 25.6%
Aeon Delight Co. Ltd.	627,500	16,519,501
Amano Corp.	475,700	11,196,272
Arata Corp.	643,800	31,286,898
Arc Land Sakamoto Co. Ltd.	1,432,000	27,588,330
Aucnet, Inc.	409,430	5,443,115
Central Automotive Products Ltd.	374,100	7,287,044
Daiichikosho Co. Ltd.	301,500	10,316,419
DaikyoNishikawa Corp.	2,420,000	13,413,941
Daiwa Industries Ltd.	1,532,100	13,757,161
Dexerials Corp.	1,715,400	19,624,255
Dip Corp.	544,400	10,459,750
DTS Corp.	180,500	3,510,545
GMO Internet, Inc.	503,600	13,432,147
Inaba Denki Sangyo Co. Ltd.	500,100	12,039,136
Isuzu Motors Ltd.	2,175,700	17,652,531
IT Holdings Corp.	625,800	11,968,515
Jm Holdings Co. Ltd.	236,500	5,379,492
Kenedix, Inc.	3,250,800	16,845,908
Maruwa Ceramic Co. Ltd.	90,900	9,456,186
Meitec Corp.	206,100	10,217,448
Mirait Holdings Corp.	510,200	7,263,281
Mitani Shoji Co. Ltd.	254,500	16,047,529
Nihon Parkerizing Co. Ltd.	1,951,000	19,227,255
Nishimoto Co. Ltd.	510,000	9,123,722
NOF Corp.	347,600	13,063,617
NSD Co. Ltd.	826,200	14,511,918
PALTAC Corp.	231,900	12,964,970
Paramount Bed Holdings Co. Ltd.	306,700	11,816,491
Persol Holdings Co., Ltd.	1,705,400	25,830,332
Poletowin Pitcrew Holdings, Inc.	67,100	584,555
Renesas Electronics Corp. (a)	3,568,500	29,456,730
S Foods, Inc.	718,969	23,945,773
San-Ai Oil Co. Ltd.	1,646,300	16,598,965
Santen Pharmaceutical Co. Ltd.	441,700	7,869,326
SG Holdings Co. Ltd.	357,600	8,625,469
Shinsei Bank Ltd.	890,300	10,711,686
Ship Healthcare Holdings, Inc.	268,500	12,740,956
THK Co. Ltd.	566,400	15,035,039
TKC Corp.	135,400	8,390,812
Tsuruha Holdings, Inc.	61,600	8,625,542
Yamada Consulting Group Co. Ltd.	420,580	4,048,345

TOTAL JAPAN		543,876,907

Korea (South) - 0.8%
Hyundai Fire & Marine Insurance Co. Ltd.	819,676	16,845,541
Luxembourg - 1.3%
B&M European Value Retail SA	2,077,700	13,049,169
Stabilus SA	252,900	14,320,534

TOTAL LUXEMBOURG		27,369,703

Mexico - 1.4%
Credito Real S.A.B. de CV (a)	6,947,800	3,645,617
Genomma Lab Internacional SA de CV (a)	13,960,448	12,379,890
Gruma S.A.B. de CV Series B	711,100	7,563,410
Qualitas Controladora S.A.B. de CV	1,391,602	5,557,486

TOTAL MEXICO		29,146,403

Netherlands - 3.7%
AerCap Holdings NV (a)	272,800	6,773,624
Amsterdam Commodities NV	769,655	16,045,179
Arcadis NV	555,458	12,938,283
Intertrust NV (e)	753,700	11,674,696
RHI Magnesita NV	863,774	28,646,892
Van Lanschot NV (Bearer)	170,941	3,424,287

TOTAL NETHERLANDS		79,502,961

New Zealand - 0.7%
EBOS Group Ltd.	917,010	15,608,827
Panama - 0.4%
Intercorp Financial Services, Inc.	445,100	9,244,727
Philippines - 1.4%
Century Pacific Food, Inc.	35,943,000	11,484,371
Jollibee Food Corp.	2,209,000	7,723,357
Robinsons Land Corp.	36,623,700	11,306,767

TOTAL PHILIPPINES		30,514,495

Romania - 0.5%
Banca Transilvania SA	23,956,569	10,846,828
Singapore - 2.1%
Boustead Singapore Ltd.	12,196,612	6,256,373
Hour Glass Ltd.	13,304,580	6,820,856
HRnetgroup Ltd.	23,528,700	8,098,863
Mapletree Industrial (REIT)	4,984,516	11,108,750
Wing Tai Holdings Ltd.	9,005,500	11,802,561

TOTAL SINGAPORE		44,087,403

Spain - 1.6%
Cie Automotive SA	580,300	11,354,219
Indra Sistemas SA (a)(c)	1,622,300	9,730,470
Prosegur Compania de Seguridad SA (Reg.)	5,731,350	13,109,733

TOTAL SPAIN		34,194,422

Sweden - 2.5%
Dustin Group AB (e)	2,570,379	16,349,394
Granges AB (c)	1,055,521	9,531,052
HEXPOL AB (B Shares)	1,702,700	15,001,762
John Mattson Fastighetsforetag (a)	690,600	11,625,897

TOTAL SWEDEN		52,508,105

Taiwan - 3.5%
King's Town Bank	5,227,000	7,079,809
Lumax International Corp. Ltd.	4,827,600	10,630,878
Makalot Industrial Co. Ltd.	1,149,000	7,610,734
Sporton International, Inc.	1,141,740	9,099,120
Test Research, Inc.	7,452,000	14,456,500
Tripod Technology Corp.	3,257,000	12,921,441
Yageo Corp.	562,000	6,983,502
Yung Chi Paint & Varnish Manufacturing Co. Ltd.	2,538,000	6,156,706

TOTAL TAIWAN		74,938,690

Thailand - 0.6%
Star Petroleum Refining PCL	78,418,300	13,332,306
United Kingdom - 10.3%
Alliance Pharma PLC	17,191,210	16,369,341
Anhui Heli Co. Ltd. ELS (UBS AG London Branch Bank Warrant Program) Class A warrants 1/21/22 (a)(e)	7,318,056	15,483,590
Bodycote PLC	1,084,717	9,141,157
Bond International Software PLC (a)(d)	899,666	12
Dart Group PLC	798,000	8,792,546
Dechra Pharmaceuticals PLC	70,195	3,175,542
Informa PLC	1,836,386	9,944,379
ITE Group PLC	7,909,617	5,225,924
J.D. Weatherspoon PLC	1,431,200	15,982,511
John Wood Group PLC	5,548,300	15,245,372
Luxfer Holdings PLC sponsored	1,078,459	13,394,461
McColl's Retail Group PLC (a)(b)	9,602,129	2,550,109
Mears Group PLC (b)	7,279,440	9,949,193
Moneysupermarket.com Group PLC	2,690,073	8,475,495
On The Beach Group PLC (e)	2,741,500	7,635,968
Savills PLC	1,082,400	11,659,702
Ten Entertainment Group PLC (b)	5,588,511	9,701,487
Tullett Prebon PLC	2,282,469	5,641,839
Ultra Electronics Holdings PLC	457,781	11,149,439
Victrex PLC	477,800	11,420,364
Vistry Group PLC	1,497,297	10,571,628
Volution Group PLC	6,747,742	16,958,898

TOTAL UNITED KINGDOM		218,468,957

TOTAL COMMON STOCKS
(Cost $2,043,152,006)		2,005,571,093

Money Market Funds - 5.1%
Fidelity Cash Central Fund 0.10% (f)	99,945,509	99,965,498
Fidelity Securities Lending Cash Central Fund 0.11% (f)(g)	9,808,960	9,809,941
TOTAL MONEY MARKET FUNDS
(Cost $109,770,680)		109,775,439
TOTAL INVESTMENT IN SECURITIES - 99.5%
(Cost $2,152,922,686)		2,115,346,532
NET OTHER ASSETS (LIABILITIES) - 0.5%		9,822,573
NET ASSETS - 100%		$2,125,169,105

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Affiliated company

 (c) Security or a portion of the security is on loan at period end.

 (d) Level 3 security

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $124,561,017 or 5.9% of net assets.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$686,300
Fidelity Securities Lending Cash Central Fund	133,463
Total	$819,763

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Genesis Land Development Corp.	$4,820,743	$524,036	$--	$--	$--	$(2,224,152)	$3,120,627
Kirindo Holdings Co. Ltd.	12,969,727	--	6,753,793	233,565	14,652,975	(6,266,990)	--
McColl's Retail Group PLC	5,671,782	--	--	--	--	(3,121,673)	2,550,109
Mears Group PLC	15,190,954	5,187,708	95,324	--	(292,019)	(10,042,126)	9,949,193
Mincon Group PLC	10,176,939	2,795,655	--	145,050	--	(780,741)	12,191,853
Servcorp Ltd.	15,135,173	1,209,426	--	680,934	--	(6,312,677)	10,031,922
SomnoMed Ltd.	7,022,858	589,627	1,539,835	--	150,313	(1,264,526)	--
Ten Entertainment Group PLC	14,596,790	3,086,100	1,333,854	209,786	239,919	(6,887,468)	9,701,487
Topps Tiles PLC	6,354,270	3,738,943	6,144,682	194,979	(4,310,841)	362,310	--
	$91,939,236	$17,131,495	$15,867,488	$1,464,314	$10,440,347	$(36,538,043)	$47,545,191

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$47,998,702	$27,222,533	$20,776,169	$--
Consumer Discretionary	341,659,737	170,434,138	171,225,599	--
Consumer Staples	149,221,773	74,121,933	75,099,840	--
Energy	52,665,838	22,734,567	29,931,271	--
Financials	197,286,699	160,181,067	37,105,632	--
Health Care	135,805,147	73,500,803	62,304,344	--
Industrials	467,332,514	294,349,548	172,982,966	--
Information Technology	247,393,811	113,293,018	134,100,781	12
Materials	185,153,809	140,923,731	44,230,077	1
Real Estate	181,053,063	84,533,365	96,519,698	--
Money Market Funds	109,775,439	109,775,439	--	--
Total Investments in Securities:	$2,115,346,532	$1,271,070,142	$844,276,377	$13

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2020
Assets
Investment in securities, at value (including securities loaned of $9,280,645) — See accompanying schedule: Unaffiliated issuers (cost $1,944,668,592)	$1,958,025,902
Fidelity Central Funds (cost $109,770,680)	109,775,439
Other affiliated issuers (cost $98,483,414)	47,545,191
Total Investment in Securities (cost $2,152,922,686)		$2,115,346,532
Cash		68,085
Foreign currency held at value (cost $4,462,963)		4,461,946
Receivable for investments sold		22,819,416
Receivable for fund shares sold		7,985,840
Dividends receivable		6,400,004
Distributions receivable from Fidelity Central Funds		11,073
Prepaid expenses		3,691
Other receivables		94,680
Total assets		2,157,191,267
Liabilities
Payable for investments purchased	$16,865,086
Payable for fund shares redeemed	2,572,047
Accrued management fee	1,386,077
Distribution and service plan fees payable	45,023
Other affiliated payables	372,109
Other payables and accrued expenses	975,973
Collateral on securities loaned	9,805,847
Total liabilities		32,022,162
Net Assets		$2,125,169,105
Net Assets consist of:
Paid in capital		$2,195,752,679
Total accumulated earnings (loss)		(70,583,574)
Net Assets		$2,125,169,105
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($92,044,353 ÷ 3,719,369 shares)(a)		$24.75
Maximum offering price per share (100/94.25 of $24.75)		$26.26
Class M:
Net Asset Value and redemption price per share ($12,492,173 ÷ 507,392 shares)(a)		$24.62
Maximum offering price per share (100/96.50 of $24.62)		$25.51
Class C:
Net Asset Value and offering price per share ($17,659,308 ÷ 741,999 shares)(a)		$23.80
International Small Cap:
Net Asset Value, offering price and redemption price per share ($1,122,746,396 ÷ 44,417,532 shares)		$25.28
Class I:
Net Asset Value, offering price and redemption price per share ($605,099,527 ÷ 23,788,043 shares)		$25.44
Class Z:
Net Asset Value, offering price and redemption price per share ($275,127,348 ÷ 10,819,016 shares)		$25.43

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2020
Investment Income
Dividends (including $1,464,314 earned from other affiliated issuers)		$58,026,127
Income from Fidelity Central Funds (including $133,463 from security lending)		819,763
Income before foreign taxes withheld		58,845,890
Less foreign taxes withheld		(4,490,651)
Total income		54,355,239
Expenses
Management fee
Basic fee	$18,604,679
Performance adjustment	(293,584)
Transfer agent fees	3,683,712
Distribution and service plan fees	533,335
Accounting fees	979,800
Custodian fees and expenses	365,924
Independent trustees' fees and expenses	12,925
Registration fees	200,977
Audit	101,397
Legal	3,658
Miscellaneous	104,631
Total expenses before reductions	24,297,454
Expense reductions	(340,410)
Total expenses after reductions		23,957,044
Net investment income (loss)		30,398,195
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $198,052)	(34,721,092)
Fidelity Central Funds	11,194
Other affiliated issuers	10,440,347
Foreign currency transactions	(266,226)
Total net realized gain (loss)		(24,535,777)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $699,882)	(104,510,346)
Fidelity Central Funds	(4,139)
Other affiliated issuers	(36,538,043)
Assets and liabilities in foreign currencies	60,423
Total change in net unrealized appreciation (depreciation)		(140,992,105)
Net gain (loss)		(165,527,882)
Net increase (decrease) in net assets resulting from operations		$(135,129,687)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2020	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$30,398,195	$46,988,829
Net realized gain (loss)	(24,535,777)	12,739,673
Change in net unrealized appreciation (depreciation)	(140,992,105)	117,471,715
Net increase (decrease) in net assets resulting from operations	(135,129,687)	177,200,217
Distributions to shareholders	(60,415,664)	(106,530,925)
Share transactions - net increase (decrease)	(130,456,723)	413,223,659
Total increase (decrease) in net assets	(326,002,074)	483,892,951
Net Assets
Beginning of period	2,451,171,179	1,967,278,228
End of period	$2,125,169,105	$2,451,171,179

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity International Small Cap Fund Class A

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$26.32	$25.78	$29.24	$23.81	$22.69
Income from Investment Operations
Net investment income (loss)A	.27	.49	.38	.29	.34
Net realized and unrealized gain (loss)	(1.26)	1.43	(2.87)	5.70	1.64
Total from investment operations	(.99)	1.92	(2.49)	5.99	1.98
Distributions from net investment income	(.44)	(.38)	(.23)	(.28)	(.25)
Distributions from net realized gain	(.14)	(1.00)	(.74)	(.29)	(.62)
Total distributions	(.58)	(1.38)	(.97)	(.57)	(.87)
Redemption fees added to paid in capitalA	–	–	–B	.01	.01
Net asset value, end of period	$24.75	$26.32	$25.78	$29.24	$23.81
Total ReturnC,D	(3.91)%	8.00%	(8.83)%	25.83%	9.11%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.36%	1.47%	1.49%	1.55%	1.61%
Expenses net of fee waivers, if any	1.36%	1.47%	1.49%	1.55%	1.61%
Expenses net of all reductions	1.35%	1.46%	1.48%	1.55%	1.61%
Net investment income (loss)	1.09%	1.94%	1.33%	1.11%	1.50%
Supplemental Data
Net assets, end of period (000 omitted)	$92,044	$105,786	$80,395	$63,459	$36,480
Portfolio turnover rateG	43%	28%	25%	22%	29%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity International Small Cap Fund Class M

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$26.18	$25.62	$29.07	$23.65	$22.55
Income from Investment Operations
Net investment income (loss)A	.19	.41	.30	.21	.27
Net realized and unrealized gain (loss)	(1.25)	1.43	(2.86)	5.69	1.63
Total from investment operations	(1.06)	1.84	(2.56)	5.90	1.90
Distributions from net investment income	(.36)	(.27)	(.15)	(.19)	(.19)
Distributions from net realized gain	(.14)	(1.00)	(.74)	(.29)	(.62)
Total distributions	(.50)	(1.28)B	(.89)	(.48)	(.81)
Redemption fees added to paid in capitalA	–	–	–C	–C	.01
Net asset value, end of period	$24.62	$26.18	$25.62	$29.07	$23.65
Total ReturnD,E	(4.19)%	7.65%	(9.10)%	25.47%	8.79%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.67%	1.78%	1.77%	1.84%	1.90%
Expenses net of fee waivers, if any	1.67%	1.78%	1.77%	1.84%	1.90%
Expenses net of all reductions	1.65%	1.77%	1.76%	1.84%	1.90%
Net investment income (loss)	.78%	1.62%	1.05%	.82%	1.21%
Supplemental Data
Net assets, end of period (000 omitted)	$12,492	$16,013	$16,362	$18,148	$13,331
Portfolio turnover rateH	43%	28%	25%	22%	29%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity International Small Cap Fund Class C

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$25.27	$24.77	$28.21	$22.97	$21.96
Income from Investment Operations
Net investment income (loss)A	.08	.28	.16	.08	.16
Net realized and unrealized gain (loss)	(1.23)	1.39	(2.76)	5.53	1.59
Total from investment operations	(1.15)	1.67	(2.60)	5.61	1.75
Distributions from net investment income	(.18)	(.17)	(.10)	(.08)	(.13)
Distributions from net realized gain	(.14)	(1.00)	(.74)	(.29)	(.62)
Total distributions	(.32)	(1.17)	(.84)	(.37)	(.75)
Redemption fees added to paid in capitalA	–	–	–B	–B	.01
Net asset value, end of period	$23.80	$25.27	$24.77	$28.21	$22.97
Total ReturnC,D	(4.65)%	7.17%	(9.51)%	24.85%	8.26%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.13%	2.24%	2.24%	2.33%	2.40%
Expenses net of fee waivers, if any	2.13%	2.24%	2.24%	2.33%	2.40%
Expenses net of all reductions	2.11%	2.23%	2.23%	2.32%	2.39%
Net investment income (loss)	.32%	1.16%	.58%	.33%	.71%
Supplemental Data
Net assets, end of period (000 omitted)	$17,659	$23,937	$41,918	$26,005	$12,187
Portfolio turnover rateG	43%	28%	25%	22%	29%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity International Small Cap Fund

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$26.86	$26.29	$29.77	$24.23	$23.06
Income from Investment Operations
Net investment income (loss)A	.34	.57	.48	.37	.40
Net realized and unrealized gain (loss)	(1.27)	1.45	(2.93)	5.79	1.67
Total from investment operations	(.93)	2.02	(2.45)	6.16	2.07
Distributions from net investment income	(.51)	(.45)	(.29)	(.34)	(.29)
Distributions from net realized gain	(.14)	(1.00)	(.74)	(.29)	(.62)
Total distributions	(.65)	(1.45)	(1.03)	(.63)	(.91)
Redemption fees added to paid in capitalA	–	–	–B	.01	.01
Net asset value, end of period	$25.28	$26.86	$26.29	$29.77	$24.23
Total ReturnC	(3.61)%	8.27%	(8.54)%	26.18%	9.39%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.08%	1.19%	1.20%	1.25%	1.34%
Expenses net of fee waivers, if any	1.08%	1.19%	1.20%	1.25%	1.34%
Expenses net of all reductions	1.07%	1.18%	1.19%	1.24%	1.33%
Net investment income (loss)	1.37%	2.22%	1.62%	1.41%	1.77%
Supplemental Data
Net assets, end of period (000 omitted)	$1,122,746	$1,282,412	$1,256,193	$1,418,452	$906,420
Portfolio turnover rateF	43%	28%	25%	22%	29%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity International Small Cap Fund Class I

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$27.03	$26.45	$29.97	$24.42	$23.24
Income from Investment Operations
Net investment income (loss)A	.35	.58	.47	.38	.41
Net realized and unrealized gain (loss)	(1.28)	1.46	(2.95)	5.82	1.69
Total from investment operations	(.93)	2.04	(2.48)	6.20	2.10
Distributions from net investment income	(.52)	(.46)	(.30)	(.37)	(.31)
Distributions from net realized gain	(.14)	(1.00)	(.74)	(.29)	(.62)
Total distributions	(.66)	(1.46)	(1.04)	(.66)	(.93)
Redemption fees added to paid in capitalA	–	–	–B	.01	.01
Net asset value, end of period	$25.44	$27.03	$26.45	$29.97	$24.42
Total ReturnC	(3.62)%	8.28%	(8.58)%	26.17%	9.43%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.08%	1.19%	1.21%	1.28%	1.31%
Expenses net of fee waivers, if any	1.08%	1.18%	1.21%	1.28%	1.31%
Expenses net of all reductions	1.06%	1.18%	1.20%	1.27%	1.31%
Net investment income (loss)	1.38%	2.22%	1.61%	1.39%	1.80%
Supplemental Data
Net assets, end of period (000 omitted)	$605,100	$777,771	$564,988	$237,469	$22,727
Portfolio turnover rateF	43%	28%	25%	22%	29%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity International Small Cap Fund Class Z

Years ended October 31,	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$27.03	$26.46	$28.78
Income from Investment Operations
Net investment income (loss)B	.38	.61	.03
Net realized and unrealized gain (loss)	(1.28)	1.47	(2.35)
Total from investment operations	(.90)	2.08	(2.32)
Distributions from net investment income	(.56)	(.50)	–
Distributions from net realized gain	(.14)	(1.00)	–
Total distributions	(.70)	(1.51)C	–
Net asset value, end of period	$25.43	$27.03	$26.46
Total ReturnD,E	(3.51)%	8.44%	(8.06)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.94%	1.05%	1.15%H
Expenses net of fee waivers, if any	.94%	1.05%	1.15%H
Expenses net of all reductions	.93%	1.04%	1.14%H
Net investment income (loss)	1.51%	2.35%	2.01%H
Supplemental Data
Net assets, end of period (000 omitted)	$275,127	$245,252	$7,421
Portfolio turnover rateI	43%	28%	25%

 A For the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total distributions per share do not sum due to rounding.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2020

1. Organization.

Fidelity International Small Cap Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, International Small Cap, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$307,757,837
Gross unrealized depreciation	(366,876,886)
Net unrealized appreciation (depreciation)	$(59,119,049)
Tax Cost	$2,174,465,581

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$17,300,543
Capital loss carryforward	$(27,943,647)
Net unrealized appreciation (depreciation) on securities and other investments	$(59,067,058)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(13,887,532)
Long-term	(14,056,115)
Total capital loss carryforward	$(27,943,647)

The tax character of distributions paid was as follows:

	October 31, 2020	October 31, 2019
Ordinary Income	$56,242,686	$ 32,698,873
Long-term Capital Gains	4,172,978	73,832,052
Total	$60,415,664	$ 106,530,925

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity International Small Cap Fund	918,214,123	1,087,311,601

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20 % of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on relative investment performance of International Small Cap as compared to its benchmark index, the MSCI ACWI (All Country World Index) ex USA Small Cap Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .82% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$259,392	$5,202
Class M	.25%	.25%	69,876	178
Class C	.75%	.25%	204,067	32,520
			$533,335	$37,900

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$23,590
Class M	2,023
Class C(a)	3,493
$29,106

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class Z from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$217,465.21
Class M	36,933.27
Class C	45,505.22
International Small Cap	2,090,350.18
Class I	1,174,786.18
Class Z	118,673.04
	$3,683,712

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity International Small Cap Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity International Small Cap Fund	$358

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity International Small Cap Fund	$5,331

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity International Small Cap Fund	$5	$–	$–

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $317,213 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $557.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $10,420.

In addition, during the period the investment adviser or an affiliate reimbursed the Fund $12,220 for an operational error which is included in the accompanying Statement of Operations.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2020	Year ended October 31, 2019
Distributions to shareholders
Class A	$2,384,232	$4,227,273
Class M	304,208	800,268
Class C	295,806	1,885,280
International Small Cap	31,519,090	68,518,204
Class I	18,753,159	29,933,675
Class Z	7,159,169	1,166,225
Total	$60,415,664	$106,530,925

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2020	Year ended October 31, 2019	Year ended October 31, 2020	Year ended October 31, 2019
Class A
Shares sold	2,524,897	2,237,245	$59,510,790	$54,946,164
Reinvestment of distributions	87,479	171,183	2,326,940	4,094,693
Shares redeemed	(2,912,683)	(1,507,211)	(69,359,325)	(37,924,113)
Net increase (decrease)	(300,307)	901,217	$(7,521,595)	$21,116,744
Class M
Shares sold	65,170	98,480	$1,616,133	$2,472,682
Reinvestment of distributions	11,416	33,142	302,969	790,760
Shares redeemed	(180,814)	(158,670)	(4,251,620)	(3,947,659)
Net increase (decrease)	(104,228)	(27,048)	$(2,332,518)	$(684,217)
Class C
Shares sold	138,385	177,459	$3,407,389	$4,292,617
Reinvestment of distributions	11,407	81,103	293,855	1,875,111
Shares redeemed	(355,222)	(1,003,566)	(8,126,021)	(24,351,495)
Net increase (decrease)	(205,430)	(745,004)	$(4,424,777)	$(18,183,767)
International Small Cap
Shares sold	12,818,627	14,687,346	$314,903,517	$373,563,417
Reinvestment of distributions	1,085,455	2,618,248	29,415,824	63,754,337
Shares redeemed	(17,225,026)	(17,355,424)	(409,514,236)	(442,220,464)
Net increase (decrease)	(3,320,944)	(49,830)	$(65,194,895)	$(4,902,710)
Class I
Shares sold	13,046,234	22,250,461	$317,826,804	$571,039,816
Reinvestment of distributions	668,307	1,167,331	18,231,405	28,611,283
Shares redeemed	(18,698,646)	(16,004,841)	(440,114,911)	(410,930,116)
Net increase (decrease)	(4,984,105)	7,412,951	$(104,056,702)	$188,720,983
Class Z
Shares sold	6,570,577	9,825,331	$164,218,517	$254,217,793
Reinvestment of distributions	213,836	39,558	5,822,753	967,979
Shares redeemed	(5,039,772)	(1,071,017)	(116,967,506)	(28,029,146)
Net increase (decrease)	1,744,641	8,793,872	$53,073,764	$227,156,626

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 11, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 305 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Co-Lead Independent Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Co-Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Lloyd James Austin, III (1953)

Year of Election or Appointment: 2020

Member of the Advisory Board

General Austin also serves as a Member of the Advisory Board of other Fidelity® funds. Prior to his retirement, General Austin (United States Army, Retired) held a variety of positions within the U.S. Government, including Commander, U.S. Central Command (2013-2016), Vice Chief of Staff, U.S. Army (2012-2013) and Commanding General, U.S. Forces – Iraq, Operation New Dawn (2010-2012). General Austin currently serves as a Partner of Pine Island Capital Partners (private equity, 2020-present) and as President of the Austin Strategy Group LLC (consulting, 2016-present). General Austin serves as a member of the Board of Directors of Nucor Corporation (steel products, 2017-present), as a member of the Board of Directors of Tenet Healthcare Corporation (2018-present) and as a member of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). In addition, General Austin currently serves as a member of the Board of Trustees of the Carnegie Corporation of New York (2017-present) and as a member of the Board of Trustees of Auburn University (2017-present). Previously, General Austin served as a member of the Board of Directors of United Technologies Corporation (aerospace, defense and building, 2016-2020).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2020

Member of the Advisory Board

Mr. Kennedy also serves as a Member of the Advisory Board of other Fidelity® funds. Previously, Mr. Kennedy held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2020 to October 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period-B May 1, 2020 to October 31, 2020
Fidelity International Small Cap Fund
Class A	1.30%
Actual		$1,000.00	$1,141.10	$7.00
Hypothetical-C		$1,000.00	$1,018.60	$6.60
Class M	1.59%
Actual		$1,000.00	$1,139.30	$8.55
Hypothetical-C		$1,000.00	$1,017.14	$8.06
Class C	2.04%
Actual		$1,000.00	$1,136.60	$10.96
Hypothetical-C		$1,000.00	$1,014.88	$10.33
International Small Cap	1.01%
Actual		$1,000.00	$1,142.90	$5.44
Hypothetical-C		$1,000.00	$1,020.06	$5.13
Class I	.99%
Actual		$1,000.00	$1,142.90	$5.33
Hypothetical-C		$1,000.00	$1,020.16	$5.03
Class Z	.88%
Actual		$1,000.00	$1,143.40	$4.74
Hypothetical-C		$1,000.00	$1,020.71	$4.47

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

Class A designates 100%; Class M designates 100%; Class C designates 100%; International Small Cap designates 93%; Class I designates 92%; and Class Z designates 87%; of the dividend distributed in December 2019 during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity International Small Cap Fund
Class A	12/09/19	$0.5996	$0.0626
Class M	12/09/19	$0.5156	$0.0626
Class C	12/09/19	$0.3366	$0.0626
International Small Cap	12/09/19	$0.6706	$0.0626
Class I	12/09/19	$0.6746	$0.0626
Class Z	12/09/19	$0.7136	$0.0626

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	91,643,443,973.030	98.167
Withheld	1,711,119,384.419	1.833
TOTAL	93,354,563,357.449	100.000
Donald F. Donahue
Affirmative	91,659,003,496.045	98.184
Withheld	1,695,559,852.789	1.816
TOTAL	93,354,563,357.449	100.000
Bettina Doulton
Affirmative	91,774,146,516.145	98.307
Withheld	1,580,416,862.377	1.693
TOTAL	93,354,563,357.449	100.000
Vicki L. Fuller
Affirmative	91,845,419,368.993	98.383
Withheld	1,509,143,998.591	1.617
TOTAL	93,354,563,357.449	100.00
Patricia L. Kampling
Affirmative	91,723,732,274.457	98.253
Withheld	1,630,831,098.411	1.747
TOTAL	93,354,563,357.449	100.000
Alan J. Lacy
Affirmative	91,490,319,407.772	98.003
Withheld	1,864,243,948.299	1.997
TOTAL	93,354,563,357.449	100.000
Ned C. Lautenbach
Affirmative	91,285,367,239.075	97.784
Withheld	2,069,196,119.052	2.216
TOTAL	93,354,563,357.449	100.000
Robert A. Lawrence
Affirmative	91,556,271,429.466	98.074
Withheld	1,798,291,912.707	1.926
TOTAL	93,354,563,357.449	100.000
Joseph Mauriello
Affirmative	91,497,480,147.082	98.011
Withheld	1,857,083,211.045	1.989
TOTAL	93,354,563,357.449	100.000
Cornelia M. Small
Affirmative	91,606,808,161.438	98.128
Withheld	1,747,755,220.497	1.872
TOTAL	93,354,563,357.449	100.000
Garnett A. Smith
Affirmative	91,505,784,053.038	98.020
Withheld	1,848,779,305.090	1.980
TOTAL	93,354,563,357.449	100.000
David M. Thomas
Affirmative	91,536,969,704.881	98.053
Withheld	1,817,593,630.919	1.947
TOTAL	93,354,563,357.449	100.000
Susan Tomasky
Affirmative	91,697,125,678.165	98.225
Withheld	1,657,437,703.277	1.775
TOTAL	93,354,563,357.449	100.000
Michael E. Wiley
Affirmative	91,506,805,575.815	98.021
Withheld	1,847,757,759.985	1.979
TOTAL	93,354,563,357.449	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	522,260,850.607	42.841
Against	240,219,253.333	19.705
Abstain	115,819,810.035	9.501
Broker Non-Vote	340,760,561.350	27.953
TOTAL	1,219,060,475.325	100.000
Proposal 1 reflects trust wide proposal and voting results.
Proposal 2 was not approved by shareholders.

ISC-ANN-1220
1.793585.117

Fidelity® International Small Cap Opportunities Fund

Annual Report

October 31, 2020

Includes Fidelity and Fidelity Advisor share classes

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2020	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	4.22%	7.43%	8.50%
Class M (incl. 3.50% sales charge)	6.43%	7.62%	8.46%
Class C (incl. contingent deferred sales charge)	8.72%	7.86%	8.31%
Fidelity® International Small Cap Opportunities Fund	10.90%	9.02%	9.45%
Class I	10.90%	9.01%	9.46%
Class Z	11.03%	9.07%	9.48%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® International Small Cap Opportunities Fund, a class of the fund, on October 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Small Cap Index performed over the same period.

Period Ending Values
$24,671	Fidelity® International Small Cap Opportunities Fund
$19,081	MSCI EAFE Small Cap Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned -2.46% for the 12 months ending October 31, 2020, in what was a bumpy ride for non-U.S. equities, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a sharp upturn. Declared a pandemic on March 11, the crisis and containment efforts caused broad contraction in economic activity, elevated volatility and dislocation in financial markets. A historically rapid and expansive monetary- and fiscal-policy response around the world provided a partial offset to the economic disruption. Other supporting factors included resilient corporate earnings and near-term potential for a COVID-19 vaccine breakthrough. This was evident in the index’s 12.28% gain in the final six months of the year. Currency fluctuation generally boosted foreign developed-markets equities for the year, while the reverse was true for emerging-markets stocks. Late in the period, the index was pressured by a second wave of COVID-19 cases in some regions, and stretched valuations and crowded positioning in big tech. For the full year, the U.K. (-22%), Asia Pacific ex Japan (-8%), Canada (-5%) and Europe ex U.K. (-4%) notably lagged. Emerging markets (+9%) and Japan (+1%) outperformed. By sector, energy (-38%), financials and real estate (-20% each) lagged, whereas information technology (+ 25%) and communication services (+15%) topped the index.

Comments from Portfolio Manager Jed Weiss:  For the fiscal year ending October 31, 2020, the fund's share classes (excluding sales charges, if applicable) gained roughly 10% to 11%, handily outperforming the -1.22% result of the benchmark MSCI EAFE Small Cap Index (Net MA). From a regional standpoint, stock picks in Japan and Europe contributed most to the fund's relative result. By sector, the primary contributor to performance versus the benchmark was our security selection in industrials, especially within the capital goods industry. Also helping were investment choices in both health care and information technology. The biggest individual relative contributor was an overweight position in Lasertec (+138%), one of the fund’s largest holdings. Also lifting performance was the portfolio’s overweighting in Azbil, which gained 46% and was among the fund's biggest positions as well. Another top relative contributor was an out-of-benchmark stake in Avon Rubber (+123%), also among the largest holdings at period end. Conversely, an underweighting and stock picks in Asia Pacific ex Japan, specifically Australia, detracted from the fund's relative return. By sector, the primary detractor from performance versus the benchmark were picks among communication services stocks, especially within the media & entertainment industry. The biggest individual relative detractor was an overweight position in Hyve Group (-86%), a stock that was not held at the end of this period. Another notable relative detractor was an outsized stake in Barco (-48%). Further weighing on relative performance was an overweighting in OSG (-30%). The fund’s cash position of about 5% of assets, on average, also hurt.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2020
Japan	37.1%
United Kingdom	14.5%
United States of America*	13.1%
Sweden	6.7%
Germany	5.1%
Denmark	2.7%
Israel	2.5%
Switzerland	2.2%
Italy	1.9%
Other	14.2%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2020

% of fund's net assets
Stocks and Investment Companies	94.3
Short-Term Investments and Net Other Assets (Liabilities)	5.7

Top Ten Stocks as of October 31, 2020

% of fund's net assets
Azbil Corp. (Japan, Electronic Equipment & Components)	4.3
OBIC Co. Ltd. (Japan, IT Services)	3.4
Lasertec Corp. (Japan, Semiconductors & Semiconductor Equipment)	3.1
Spirax-Sarco Engineering PLC (United Kingdom, Machinery)	3.1
Avon Rubber PLC (United Kingdom, Aerospace & Defense)	2.5
Dechra Pharmaceuticals PLC (United Kingdom, Pharmaceuticals)	2.4
AddTech AB (B Shares) (Sweden, Trading Companies & Distributors)	2.4
Tecan Group AG (Switzerland, Life Sciences Tools & Services)	2.2
SHO-BOND Holdings Co. Ltd. (Japan, Construction & Engineering)	2.2
Spectris PLC (United Kingdom, Electronic Equipment & Components)	2.1
27.7

Top Market Sectors as of October 31, 2020

% of fund's net assets
Industrials	25.1
Information Technology	21.4
Health Care	17.1
Consumer Staples	7.4
Consumer Discretionary	7.3
Communication Services	3.4
Materials	2.5
Financials	2.5
Real Estate	2.1
Energy	0.6

Schedule of Investments October 31, 2020

Showing Percentage of Net Assets

Common Stocks - 87.9%
	Shares	Value
Australia - 0.7%
Beacon Lighting Group Ltd.	566,043	$587,268
Imdex Ltd.	2,841,452	2,407,021
Kogan.Com Ltd.	453,043	6,558,264

TOTAL AUSTRALIA		9,552,553

Bailiwick of Jersey - 0.4%
Integrated Diagnostics Holdings PLC (a)	1,711,679	6,016,552
Belgium - 1.2%
Barco NV	577,461	9,049,025
KBC Ancora (b)	268,489	7,598,506

TOTAL BELGIUM		16,647,531

Canada - 1.7%
McCoy Global, Inc. (b)(c)	630,715	241,436
New Look Vision Group, Inc.	248,900	5,679,321
Richelieu Hardware Ltd.	449,500	12,085,184
Summit Industrial Income REIT (c)	655,000	6,622,270

TOTAL CANADA		24,628,211

China - 0.5%
Zhejiang Sanhua Intelligent Controls Co. Ltd. (A Shares)	1,864,491	6,840,558
Denmark - 2.7%
Netcompany Group A/S (a)(b)	235,226	19,540,833
SimCorp A/S	109,800	13,089,424
Spar Nord Bank A/S	640,287	5,509,353

TOTAL DENMARK		38,139,610

Finland - 0.9%
Admicom OYJ	51,100	5,951,361
Musti Group OYJ	40,404	925,602
Tikkurila Oyj	374,985	6,000,619

TOTAL FINLAND		12,877,582

France - 1.4%
Laurent-Perrier Group SA	53,188	4,373,346
Lectra	204,400	4,699,195
Vetoquinol SA	116,884	11,026,445

TOTAL FRANCE		20,098,986

Germany - 3.6%
CompuGroup Medical AG	228,810	19,599,866
CTS Eventim AG	328,993	14,575,471
Nexus AG	291,358	16,219,978

TOTAL GERMANY		50,395,315

India - 0.8%
Embassy Office Parks (REIT)	1,679,400	7,752,007
Indian Energy Exchange Ltd. (a)	1,204,228	3,088,362

TOTAL INDIA		10,840,369

Ireland - 0.1%
FBD Holdings PLC (b)	243,128	1,755,586
Israel - 2.5%
Ituran Location & Control Ltd.	557,077	7,882,640
Maytronics Ltd.	291,015	4,470,068
Strauss Group Ltd.	671,484	19,416,073
Tel Aviv Stock Exchange Ltd.	707,643	3,069,450

TOTAL ISRAEL		34,838,231

Italy - 1.9%
Interpump Group SpA	716,943	27,053,600
Japan - 37.1%
Ai Holdings Corp.	225,800	3,970,088
Aoki Super Co. Ltd.	175,000	4,583,778
Artnature, Inc.	483,700	2,802,903
Aucnet, Inc.	288,600	3,836,756
Azbil Corp.	1,484,992	60,265,878
Broadleaf Co. Ltd. (c)	2,399,998	12,553,788
Central Automotive Products Ltd.	130,900	2,549,784
Century21 Real Estate Japan Ltd.	66,500	669,054
Curves Holdings Co. Ltd.	1,592,126	9,782,012
Daiichikosho Co. Ltd.	362,500	12,403,654
Daikokutenbussan Co. Ltd.	160,800	8,748,101
Funai Soken Holdings, Inc.	334,750	7,241,105
Goldcrest Co. Ltd.	701,630	8,965,006
Iwatsuka Confectionary Co. Ltd.	18,900	661,500
Kobayashi Pharmaceutical Co. Ltd.	123,800	12,063,778
Koshidaka Holdings Co. Ltd.	1,546,400	5,784,825
Kusuri No Aoki Holdings Co. Ltd.	123,300	9,842,543
Lasertec Corp.	511,844	44,336,340
Medikit Co. Ltd.	224,400	6,593,580
Miroku Jyoho Service Co., Ltd.	349,800	7,084,990
Misumi Group, Inc.	519,650	15,433,383
Mitsuboshi Belting Ltd.	229,680	3,595,567
Nabtesco Corp.	475,600	17,767,582
Nagaileben Co. Ltd.	660,527	16,528,228
Nihon Parkerizing Co. Ltd.	1,745,600	17,203,023
NS Tool Co. Ltd.	283,100	6,076,576
OBIC Co. Ltd.	270,700	47,925,548
OSG Corp.	1,019,700	15,276,180
Paramount Bed Holdings Co. Ltd.	308,360	11,880,447
Poletowin Pitcrew Holdings, Inc.	59,300	516,603
ProNexus, Inc.	462,800	4,814,338
San-Ai Oil Co. Ltd.	825,900	8,327,210
SHO-BOND Holdings Co. Ltd.	635,600	30,679,314
Shoei Co. Ltd.	820,652	24,991,149
SK Kaken Co. Ltd.	27,900	10,600,687
Software Service, Inc.	106,600	11,485,766
Techno Medica Co. Ltd.	80,791	1,249,885
The Monogatari Corp.	54,700	5,589,846
TKC Corp.	106,500	6,599,864
Tocalo Co. Ltd.	643,336	6,412,987
USS Co. Ltd.	924,700	16,913,297
Welcia Holdings Co. Ltd.	244,400	9,578,361
Workman Co. Ltd. (c)	64,600	5,728,063
Yamada Consulting Group Co. Ltd.	235,400	2,265,872

TOTAL JAPAN		522,179,239

Korea (South) - 0.8%
BGF Retail Co. Ltd.	54,526	5,657,648
Leeno Industrial, Inc.	57,528	6,174,329

TOTAL KOREA (SOUTH)		11,831,977

Netherlands - 1.9%
Aalberts Industries NV	785,422	26,381,151
Norway - 1.2%
Kongsberg Gruppen ASA	471,559	7,636,503
Medistim ASA	170,842	3,704,367
Skandiabanken ASA (a)	794,633	5,035,829

TOTAL NORWAY		16,376,699

Philippines - 0.2%
Jollibee Food Corp.	941,940	3,293,318
South Africa - 1.0%
Clicks Group Ltd.	1,002,129	14,494,203
Spain - 1.0%
Fluidra SA	689,408	12,461,303
Prosegur Compania de Seguridad SA (Reg.)	495,549	1,133,505

TOTAL SPAIN		13,594,808

Sweden - 6.7%
Addlife AB	1,869,656	28,117,118
AddTech AB (B Shares)	3,038,017	33,629,043
Bygghemma Group First AB (b)	45,700	713,870
INVISIO AB	316,300	5,701,533
John Mattson Fastighetsforetag (b)	233,652	3,933,412
Lagercrantz Group AB (B Shares)	3,584,831	22,092,975

TOTAL SWEDEN		94,187,951

Switzerland - 2.2%
Tecan Group AG	65,620	31,130,051
Taiwan - 0.4%
Addcn Technology Co. Ltd.	691,435	4,990,784
United Kingdom - 14.5%
Alliance Pharma PLC	8,507,237	8,100,527
Avon Rubber PLC	700,000	35,593,863
Bodycote PLC	798,967	6,733,077
Clarkson PLC	193,000	5,025,633
Dechra Pharmaceuticals PLC	755,095	34,159,637
DP Poland PLC (b)(d)	9,954,100	934,926
Great Portland Estates PLC	187,843	1,404,133
Hilton Food Group PLC	318,426	4,785,242
Howden Joinery Group PLC	1,129,900	9,321,386
Rightmove PLC	2,014,170	16,125,828
Spectris PLC	939,278	30,128,826
Spirax-Sarco Engineering PLC	297,391	43,458,461
Ultra Electronics Holdings PLC	333,258	8,116,632

TOTAL UNITED KINGDOM		203,888,171

United States of America - 2.5%
Autoliv, Inc.	52,300	3,964,340
Morningstar, Inc.	53,100	10,109,178
PriceSmart, Inc.	120,660	8,325,540
ResMed, Inc.	63,495	12,187,230

TOTAL UNITED STATES OF AMERICA		34,586,288

TOTAL COMMON STOCKS
(Cost $775,950,655)		1,236,619,324

Nonconvertible Preferred Stocks - 1.5%
Germany - 1.5%
Sartorius AG (non-vtg.)
(Cost $1,367,417)	49,680	21,026,256

Investment Companies - 4.9%
United States of America - 4.9%
iShares MSCI EAFE Small-Cap ETF
(Cost $69,619,288)	1,200,000	68,339,996

Money Market Funds - 5.9%
Fidelity Cash Central Fund 0.10% (e)	76,188,423	76,203,661
Fidelity Securities Lending Cash Central Fund 0.11% (e)(f)	7,075,847	7,076,555
TOTAL MONEY MARKET FUNDS
(Cost $83,280,187)		83,280,216
TOTAL INVESTMENT IN SECURITIES - 100.2%
(Cost $930,217,547)		1,409,265,792
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(3,110,899)
NET ASSETS - 100%		$1,406,154,893

Security Type Abbreviations

ETF – Exchange-Traded Fund

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $33,681,576 or 2.4% of net assets.

 (b) Non-income producing

 (c) Security or a portion of the security is on loan at period end.

 (d) Level 3 security

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$297,196
Fidelity Securities Lending Cash Central Fund	218,743
Total	$515,939

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

The value, beginning of period, for the Fidelity Cash Central Fund was $76,862,974. Net realized gain (loss) and change in net unrealized appreciation (depreciation) on Fidelity Cash Central Fund is presented in the Statement of Operations, if applicable. Purchases and sales of the Fidelity Cash Central Fund were $285,949,900 and $286,606,014, respectively, during the period.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$48,095,737	$35,692,083	$12,403,654	$--
Consumer Discretionary	102,302,709	15,753,201	85,614,582	934,926
Consumer Staples	105,333,016	36,900,201	68,432,815	--
Energy	8,568,646	241,436	8,327,210	--
Financials	36,166,264	33,077,902	3,088,362	--
Health Care	239,025,933	191,288,027	47,737,906	--
Industrials	350,734,336	234,330,874	116,403,462	--
Information Technology	301,861,707	112,434,279	189,427,428	--
Materials	36,211,350	6,000,619	30,210,731	--
Real Estate	29,345,882	11,959,815	17,386,067	--
Investment Companies	68,339,996	68,339,996	--	--
Money Market Funds	83,280,216	83,280,216	--	--
Total Investments in Securities:	$1,409,265,792	$829,298,649	$579,032,217	$934,926

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2020
Assets
Investment in securities, at value (including securities loaned of $6,748,311) — See accompanying schedule: Unaffiliated issuers (cost $846,937,360)	$1,325,985,576
Fidelity Central Funds (cost $83,280,187)	83,280,216
Total Investment in Securities (cost $930,217,547)		$1,409,265,792
Foreign currency held at value (cost $62,282)		62,359
Receivable for investments sold		3,755,519
Receivable for fund shares sold		652,966
Dividends receivable		4,916,239
Distributions receivable from Fidelity Central Funds		12,230
Prepaid expenses		2,321
Other receivables		32,544
Total assets		1,418,699,970
Liabilities
Payable for investments purchased	$2,531,529
Payable for fund shares redeemed	1,248,171
Accrued management fee	1,224,990
Distribution and service plan fees payable	20,113
Other affiliated payables	246,274
Other payables and accrued expenses	193,835
Collateral on securities loaned	7,080,165
Total liabilities		12,545,077
Net Assets		$1,406,154,893
Net Assets consist of:
Paid in capital		$972,002,469
Total accumulated earnings (loss)		434,152,424
Net Assets		$1,406,154,893
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($37,771,480 ÷ 1,811,043 shares)(a)		$20.86
Maximum offering price per share (100/94.25 of $20.86)		$22.13
Class M:
Net Asset Value and redemption price per share ($13,141,427 ÷ 635,872 shares)(a)		$20.67
Maximum offering price per share (100/96.50 of $20.67)		$21.42
Class C:
Net Asset Value and offering price per share ($7,252,618 ÷ 360,953 shares)(a)		$20.09
International Small Cap Opportunities:
Net Asset Value, offering price and redemption price per share ($1,152,472,180 ÷ 54,608,528 shares)		$21.10
Class I:
Net Asset Value, offering price and redemption price per share ($113,040,752 ÷ 5,360,164 shares)		$21.09
Class Z:
Net Asset Value, offering price and redemption price per share ($82,476,436 ÷ 3,917,437 shares)		$21.05

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2020
Investment Income
Dividends		$19,365,911
Income from Fidelity Central Funds (including $218,743 from security lending)		515,939
Income before foreign taxes withheld		19,881,850
Less foreign taxes withheld		(1,678,140)
Total income		18,203,710
Expenses
Management fee
Basic fee	$11,127,047
Performance adjustment	2,470,976
Transfer agent fees	2,193,353
Distribution and service plan fees	244,099
Accounting fees	606,770
Custodian fees and expenses	161,629
Independent trustees' fees and expenses	7,517
Registration fees	107,716
Audit	84,037
Legal	3,202
Miscellaneous	37,333
Total expenses before reductions	17,043,679
Expense reductions	(106,012)
Total expenses after reductions		16,937,667
Net investment income (loss)		1,266,043
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $31,373)	(29,207,682)
Fidelity Central Funds	(2,935)
Foreign currency transactions	126,360
Total net realized gain (loss)		(29,084,257)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $193,758)	168,864,511
Assets and liabilities in foreign currencies	74,941
Total change in net unrealized appreciation (depreciation)		168,939,452
Net gain (loss)		139,855,195
Net increase (decrease) in net assets resulting from operations		$141,121,238

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2020	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,266,043	$11,461,565
Net realized gain (loss)	(29,084,257)	421,543
Change in net unrealized appreciation (depreciation)	168,939,452	142,365,422
Net increase (decrease) in net assets resulting from operations	141,121,238	154,248,530
Distributions to shareholders	(15,254,562)	(32,407,290)
Share transactions - net increase (decrease)	(45,058,769)	4,567,294
Total increase (decrease) in net assets	80,807,907	126,408,534
Net Assets
Beginning of period	1,325,346,986	1,198,938,452
End of period	$1,406,154,893	$1,325,346,986

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity International Small Cap Opportunities Fund Class A

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$19.02	$17.33	$18.47	$14.82	$14.75
Income from Investment Operations
Net investment income (loss)A	(.04)	.11	.12	.10	.09
Net realized and unrealized gain (loss)	2.05	2.01	(.92)	3.71	.10
Total from investment operations	2.01	2.12	(.80)	3.81	.19
Distributions from net investment income	(.11)	(.11)	(.09)	(.12)	(.05)
Distributions from net realized gain	(.05)	(.31)	(.24)	(.04)	(.07)
Total distributions	(.17)B	(.43)B	(.34)B	(.16)	(.12)
Redemption fees added to paid in capitalA	–	–	–C	–C	–C
Net asset value, end of period	$20.86	$19.02	$17.33	$18.47	$14.82
Total ReturnD,E	10.58%	12.61%	(4.48)%	26.00%	1.30%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.57%	1.49%	1.38%	1.43%	1.45%
Expenses net of fee waivers, if any	1.57%	1.49%	1.38%	1.43%	1.45%
Expenses net of all reductions	1.56%	1.48%	1.37%	1.43%	1.45%
Net investment income (loss)	(.20)%	.64%	.65%	.61%	.62%
Supplemental Data
Net assets, end of period (000 omitted)	$37,771	$41,679	$41,164	$41,324	$45,151
Portfolio turnover rateH	20%	17%	19%	11%	24%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity International Small Cap Opportunities Fund Class M

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$18.85	$17.17	$18.32	$14.68	$14.62
Income from Investment Operations
Net investment income (loss)A	(.09)	.06	.07	.05	.04
Net realized and unrealized gain (loss)	2.03	1.99	(.92)	3.69	.10
Total from investment operations	1.94	2.05	(.85)	3.74	.14
Distributions from net investment income	(.06)	(.06)	(.06)	(.06)	(.01)
Distributions from net realized gain	(.05)	(.31)	(.24)	(.04)	(.07)
Total distributions	(.12)B	(.37)	(.30)	(.10)	(.08)
Redemption fees added to paid in capitalA	–	–	–C	–C	–C
Net asset value, end of period	$20.67	$18.85	$17.17	$18.32	$14.68
Total ReturnD,E	10.29%	12.29%	(4.74)%	25.63%	.95%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.84%	1.77%	1.67%	1.73%	1.77%
Expenses net of fee waivers, if any	1.84%	1.77%	1.67%	1.73%	1.77%
Expenses net of all reductions	1.83%	1.77%	1.66%	1.73%	1.77%
Net investment income (loss)	(.47)%	.36%	.36%	.31%	.30%
Supplemental Data
Net assets, end of period (000 omitted)	$13,141	$13,875	$13,245	$14,422	$12,308
Portfolio turnover rateH	20%	17%	19%	11%	24%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity International Small Cap Opportunities Fund Class C

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$18.31	$16.69	$17.84	$14.27	$14.26
Income from Investment Operations
Net investment income (loss)A	(.18)	(.02)	(.02)	(.03)	(.03)
Net realized and unrealized gain (loss)	1.96	1.93	(.89)	3.60	.09
Total from investment operations	1.78	1.91	(.91)	3.57	.06
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	–	(.29)	(.24)	–	(.05)
Total distributions	–	(.29)	(.24)	–	(.05)
Redemption fees added to paid in capitalA	–	–	–B	–B	–B
Net asset value, end of period	$20.09	$18.31	$16.69	$17.84	$14.27
Total ReturnC,D	9.72%	11.74%	(5.19)%	25.02%	.44%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.33%	2.27%	2.15%	2.22%	2.26%
Expenses net of fee waivers, if any	2.33%	2.26%	2.15%	2.22%	2.26%
Expenses net of all reductions	2.33%	2.26%	2.14%	2.21%	2.25%
Net investment income (loss)	(.96)%	(.13)%	(.12)%	(.17)%	(.19)%
Supplemental Data
Net assets, end of period (000 omitted)	$7,253	$9,424	$14,461	$14,547	$12,625
Portfolio turnover rateG	20%	17%	19%	11%	24%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity International Small Cap Opportunities Fund

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$19.24	$17.53	$18.69	$15.00	$14.91
Income from Investment Operations
Net investment income (loss)A	.02	.17	.18	.15	.13
Net realized and unrealized gain (loss)	2.07	2.02	(.95)	3.75	.11
Total from investment operations	2.09	2.19	(.77)	3.90	.24
Distributions from net investment income	(.17)	(.17)	(.15)	(.17)	(.08)
Distributions from net realized gain	(.05)	(.31)	(.24)	(.04)	(.07)
Total distributions	(.23)B	(.48)	(.39)	(.21)	(.15)
Redemption fees added to paid in capitalA	–	–	–C	–C	–C
Net asset value, end of period	$21.10	$19.24	$17.53	$18.69	$15.00
Total ReturnD	10.90%	12.97%	(4.25)%	26.39%	1.58%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.26%	1.19%	1.10%	1.13%	1.17%
Expenses net of fee waivers, if any	1.26%	1.19%	1.10%	1.13%	1.17%
Expenses net of all reductions	1.25%	1.19%	1.09%	1.13%	1.16%
Net investment income (loss)	.11%	.94%	.93%	.91%	.90%
Supplemental Data
Net assets, end of period (000 omitted)	$1,152,472	$1,040,989	$965,482	$916,882	$809,952
Portfolio turnover rateG	20%	17%	19%	11%	24%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity International Small Cap Opportunities Fund Class I

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$19.22	$17.51	$18.66	$14.99	$14.91
Income from Investment Operations
Net investment income (loss)A	.02	.17	.18	.15	.13
Net realized and unrealized gain (loss)	2.07	2.02	(.94)	3.74	.10
Total from investment operations	2.09	2.19	(.76)	3.89	.23
Distributions from net investment income	(.16)	(.16)	(.15)	(.18)	(.08)
Distributions from net realized gain	(.05)	(.31)	(.24)	(.04)	(.07)
Total distributions	(.22)B	(.48)B	(.39)	(.22)	(.15)
Redemption fees added to paid in capitalA	–	–	–C	–C	–C
Net asset value, end of period	$21.09	$19.22	$17.51	$18.66	$14.99
Total ReturnD	10.90%	12.93%	(4.21)%	26.34%	1.56%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.28%	1.20%	1.12%	1.14%	1.16%
Expenses net of fee waivers, if any	1.27%	1.19%	1.12%	1.14%	1.16%
Expenses net of all reductions	1.27%	1.19%	1.11%	1.14%	1.16%
Net investment income (loss)	.09%	.93%	.91%	.90%	.91%
Supplemental Data
Net assets, end of period (000 omitted)	$113,041	$142,854	$159,968	$164,878	$155,551
Portfolio turnover rateG	20%	17%	19%	11%	24%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity International Small Cap Opportunities Fund Class Z

Years ended October 31,	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$19.20	$17.51	$19.11
Income from Investment Operations
Net investment income (loss)B	.05	.19	–C
Net realized and unrealized gain (loss)	2.05	2.02	(1.60)
Total from investment operations	2.10	2.21	(1.60)
Distributions from net investment income	(.20)	(.20)	–
Distributions from net realized gain	(.05)	(.31)	–
Total distributions	(.25)	(.52)D	–
Redemption fees added to paid in capitalB	–	–	–
Net asset value, end of period	$21.05	$19.20	$17.51
Total ReturnE,F	11.03%	13.10%	(8.37)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.14%	1.05%	1.03%I
Expenses net of fee waivers, if any	1.13%	1.05%	1.03%I
Expenses net of all reductions	1.13%	1.05%	1.02%I
Net investment income (loss)	.23%	1.08%	.16%I
Supplemental Data
Net assets, end of period (000 omitted)	$82,476	$76,527	$4,617
Portfolio turnover rateJ	20%	17%	19%

 A For the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total distributions per share do not sum due to rounding.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2020

1. Organization.

Fidelity International Small Cap Opportunities Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, International Small Cap Opportunities, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on May 31, 2019, the Fund was closed to new accounts with certain exceptions. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$532,558,971
Gross unrealized depreciation	(60,689,489)
Net unrealized appreciation (depreciation)	$471,869,482
Tax Cost	$937,396,310

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(34,028,193)
Net unrealized appreciation (depreciation) on securities and other investments	$(471,920,403)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(13,871,542)
Long-term	(20,156,651)
Total capital loss carryforward	$(34,028,193)

The Fund intends to elect to defer to its next fiscal year $3,592,305 of ordinary losses recognized during the period January 1, 2020 to October 31, 2020.

The tax character of distributions paid was as follows:

	October 31, 2020	October 31, 2019
Ordinary Income	$15,254,562	$ 12,482,676
Long-term Capital Gains	–	19,924,614
Total	$15,254,562	$ 32,407,290

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity International Small Cap Opportunities Fund	253,641,842	307,633,185

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/-.20 % of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Small Cap Opportunities as compared to its benchmark index, the MSCI EAFE Small Cap Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was 1.02% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$96,948	$693
Class M	.25%	.25%	65,204	461
Class C	.75%	.25%	81,947	3,163
			$244,099	$4,317

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$4,747
Class M	746
Class C(a)	231
$5,724

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class Z from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$87,528.23
Class M	31,729.24
Class C	19,444.24
International Small Cap Opportunities	1,791,809.17
Class I	226,397.18
Class Z	36,446.04
	$2,193,353

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity International Small Cap Opportunities Fund	.05

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity International Small Cap Opportunities Fund	$239

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $2,739.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity International Small Cap Opportunities Fund	$3,109

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity International Small Cap Opportunities Fund	$2,447	$–	$–

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $87,834 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $189.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $5,619.

In addition, during the period the investment adviser or an affiliate reimbursed the Fund $12,370 for an operational error which is included in the accompanying Statement of Operations.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2020	Year ended October 31, 2019
Distributions to shareholders
Class A	$359,710	$994,541
Class M	83,402	282,415
Class C	–	249,469
International Small Cap Opportunities	12,239,552	26,356,595
Class I	1,565,823	4,287,454
Class Z	1,006,075	236,816
Total	$15,254,562	$32,407,290

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2020	Year ended October 31, 2019	Year ended October 31, 2020	Year ended October 31, 2019
Class A
Shares sold	115,472	423,049	$2,239,031	$7,405,618
Reinvestment of distributions	17,715	59,448	352,696	971,383
Shares redeemed	(513,295)	(667,182)	(9,586,714)	(11,683,968)
Net increase (decrease)	(380,108)	(184,685)	$(6,994,987)	$(3,306,967)
Class M
Shares sold	28,870	79,729	$539,626	$1,409,014
Reinvestment of distributions	4,174	17,248	82,571	280,108
Shares redeemed	(133,118)	(132,596)	(2,431,470)	(2,312,809)
Net increase (decrease)	(100,074)	(35,619)	$(1,809,273)	$(623,687)
Class C
Shares sold	10,065	52,441	$184,762	$867,877
Reinvestment of distributions	–	15,575	–	246,701
Shares redeemed	(163,713)	(420,073)	(2,889,355)	(7,170,818)
Net increase (decrease)	(153,648)	(352,057)	$(2,704,593)	$(6,056,240)
International Small Cap Opportunities
Shares sold	11,210,670	9,303,310	$208,124,787	$164,068,281
Reinvestment of distributions	478,896	1,247,133	9,619,511	20,565,227
Shares redeemed	(11,175,902)	(11,525,534)	(207,443,272)	(203,368,630)
Net increase (decrease)	513,664	(975,091)	$10,301,026	$(18,735,122)
Class I
Shares sold	664,029	4,794,543	$12,154,759	$83,925,837
Reinvestment of distributions	63,166	211,847	1,268,187	3,489,125
Shares redeemed	(2,798,174)	(6,712,845)	(52,655,386)	(120,051,412)
Net increase (decrease)	(2,070,979)	(1,706,455)	$(39,232,440)	$(32,636,450)
Class Z
Shares sold	2,354,520	4,282,903	$45,294,900	$75,981,672
Reinvestment of distributions	33,724	12,712	675,012	208,865
Shares redeemed	(2,456,243)	(573,920)	(50,588,414)	(10,264,777)
Net increase (decrease)	(67,999)	3,721,695	$(4,618,502)	$65,925,760

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Opportunities Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Opportunities Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 14, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 305 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Co-Lead Independent Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Co-Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Lloyd James Austin, III (1953)

Year of Election or Appointment: 2020

Member of the Advisory Board

General Austin also serves as a Member of the Advisory Board of other Fidelity® funds. Prior to his retirement, General Austin (United States Army, Retired) held a variety of positions within the U.S. Government, including Commander, U.S. Central Command (2013-2016), Vice Chief of Staff, U.S. Army (2012-2013) and Commanding General, U.S. Forces – Iraq, Operation New Dawn (2010-2012). General Austin currently serves as a Partner of Pine Island Capital Partners (private equity, 2020-present) and as President of the Austin Strategy Group LLC (consulting, 2016-present). General Austin serves as a member of the Board of Directors of Nucor Corporation (steel products, 2017-present), as a member of the Board of Directors of Tenet Healthcare Corporation (2018-present) and as a member of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). In addition, General Austin currently serves as a member of the Board of Trustees of the Carnegie Corporation of New York (2017-present) and as a member of the Board of Trustees of Auburn University (2017-present). Previously, General Austin served as a member of the Board of Directors of United Technologies Corporation (aerospace, defense and building, 2016-2020).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2020

Member of the Advisory Board

Mr. Kennedy also serves as a Member of the Advisory Board of other Fidelity® funds. Previously, Mr. Kennedy held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2020 to October 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period-B May 1, 2020 to October 31, 2020
Fidelity International Small Cap Opportunities Fund
Class A	1.56%
Actual		$1,000.00	$1,186.60	$8.57
Hypothetical-C		$1,000.00	$1,017.29	$7.91
Class M	1.83%
Actual		$1,000.00	$1,184.50	$10.05
Hypothetical-C		$1,000.00	$1,015.94	$9.27
Class C	2.32%
Actual		$1,000.00	$1,181.80	$12.72
Hypothetical-C		$1,000.00	$1,013.47	$11.74
International Small Cap Opportunities	1.25%
Actual		$1,000.00	$1,188.10	$6.88
Hypothetical-C		$1,000.00	$1,018.85	$6.34
Class I	1.27%
Actual		$1,000.00	$1,188.20	$6.99
Hypothetical-C		$1,000.00	$1,018.75	$6.44
Class Z	1.13%
Actual		$1,000.00	$1,188.60	$6.22
Hypothetical-C		$1,000.00	$1,019.46	$5.74

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

Class A, Class M, International Small Cap Opportunities, Class I, and Class Z designate 9% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, International Small Cap Opportunities, Class I, and Class Z designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity International Small Cap Opportunities Fund
Class A	12/09/2019	$0.1945	$0.0335
Class M	12/09/2019	$0.1445	$0.0335
Class C	12/09/2019	$0.0000	$0.0000
International Small Cap Opportunities	12/09/2019	$0.2545	$0.0335
Class I	12/09/2019	$0.2445	$0.0335
Class Z	12/09/2019	$0.2835	$0.0335

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	91,643,443,973.030	98.167
Withheld	1,711,119,384.419	1.833
TOTAL	93,354,563,357.449	100.000
Donald F. Donahue
Affirmative	91,659,003,496.045	98.184
Withheld	1,695,559,852.789	1.816
TOTAL	93,354,563,357.449	100.000
Bettina Doulton
Affirmative	91,774,146,516.145	98.307
Withheld	1,580,416,862.377	1.693
TOTAL	93,354,563,357.449	100.000
Vicki L. Fuller
Affirmative	91,845,419,368.993	98.383
Withheld	1,509,143,998.591	1.617
TOTAL	93,354,563,357.449	100.00
Patricia L. Kampling
Affirmative	91,723,732,274.457	98.253
Withheld	1,630,831,098.411	1.747
TOTAL	93,354,563,357.449	100.000
Alan J. Lacy
Affirmative	91,490,319,407.772	98.003
Withheld	1,864,243,948.299	1.997
TOTAL	93,354,563,357.449	100.000
Ned C. Lautenbach
Affirmative	91,285,367,239.075	97.784
Withheld	2,069,196,119.052	2.216
TOTAL	93,354,563,357.449	100.000
Robert A. Lawrence
Affirmative	91,556,271,429.466	98.074
Withheld	1,798,291,912.707	1.926
TOTAL	93,354,563,357.449	100.000
Joseph Mauriello
Affirmative	91,497,480,147.082	98.011
Withheld	1,857,083,211.045	1.989
TOTAL	93,354,563,357.449	100.000
Cornelia M. Small
Affirmative	91,606,808,161.438	98.128
Withheld	1,747,755,220.497	1.872
TOTAL	93,354,563,357.449	100.000
Garnett A. Smith
Affirmative	91,505,784,053.038	98.020
Withheld	1,848,779,305.090	1.980
TOTAL	93,354,563,357.449	100.000
David M. Thomas
Affirmative	91,536,969,704.881	98.053
Withheld	1,817,593,630.919	1.947
TOTAL	93,354,563,357.449	100.000
Susan Tomasky
Affirmative	91,697,125,678.165	98.225
Withheld	1,657,437,703.277	1.775
TOTAL	93,354,563,357.449	100.000
Michael E. Wiley
Affirmative	91,506,805,575.815	98.021
Withheld	1,847,757,759.985	1.979
TOTAL	93,354,563,357.449	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	457,855,595.389	61.548
Against	172,350,999.835	23.169
Abstain	53,462,061.343	7.187
Broker Non-Vote	60,228,928.130	8.096
TOTAL	743,897,584.697	100.000
Proposal 1 reflects trust wide proposal and voting results.
Proposal 2 was not approved by shareholders.

ILS-ANN-1220
1.815075.116

Fidelity® International Value Fund

Annual Report

October 31, 2020

Includes Fidelity and Fidelity Advisor share classes

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2020	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(18.95)%	(2.73)%	0.15%
Class M (incl. 3.50% sales charge)	(17.29)%	(2.56)%	0.11%
Class C (incl. contingent deferred sales charge)	(15.50)%	(2.35)%	(0.02)%
Fidelity® International Value Fund	(13.70)%	(1.25)%	1.09%
Class I	(13.75)%	(1.34)%	1.04%
Class Z	(13.58)%	(1.27)%	1.07%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® International Value Fund, a class of the fund, on October 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Value Index performed over the same period.

Period Ending Values
$11,145	Fidelity® International Value Fund
$11,593	MSCI EAFE Value Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned -2.46% for the 12 months ending October 31, 2020, in what was a bumpy ride for non-U.S. equities, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a sharp upturn. Declared a pandemic on March 11, the crisis and containment efforts caused broad contraction in economic activity, elevated volatility and dislocation in financial markets. A historically rapid and expansive monetary- and fiscal-policy response around the world provided a partial offset to the economic disruption. Other supporting factors included resilient corporate earnings and near-term potential for a COVID-19 vaccine breakthrough. This was evident in the index’s 12.28% gain in the final six months of the year. Currency fluctuation generally boosted foreign developed-markets equities for the year, while the reverse was true for emerging-markets stocks. Late in the period, the index was pressured by a second wave of COVID-19 cases in some regions, and stretched valuations and crowded positioning in big tech. For the full year, the U.K. (-22%), Asia Pacific ex Japan (-8%), Canada (-5%) and Europe ex U.K. (-4%) notably lagged. Emerging markets (+9%) and Japan (+1%) outperformed. By sector, energy (-38%), financials and real estate (-20% each) lagged, whereas information technology (+ 25%) and communication services (+15%) topped the index.

Comments from Portfolio Manager Alex Zavratsky:  For the fiscal year ending October 31, 2020, the fund's share classes (excluding sales charges, if applicable) returned about -15% to -14%, outperforming the -18.23% result of the benchmark MSCI EAFE Value Index (Net MA). From a regional standpoint, stock picks in Japan, Italy and an underweighting in the U.K. contributed most to the fund's relative result. By sector, the top contributor to performance versus the benchmark were investment choices and an overweighting in information technology. Strong picks among industrials stocks, primarily driven by the commercial & professional services industry, also lifted performance. Further bolstering the portfolio's relative result was security selection in health care, especially within the health care equipment & services industry. The fund's largest individual relative contributor was an underweighting in Royal Dutch Shell, which returned -55% the past 12 months but was no longer held at period end. Also adding value this period was the decision to avoid HHSBC Holdings, a benchmark component that returned -45%. The fund's non-benchmark stake in Hoya gained 27% and aided performance as well. In contrast, an underweighting in Australia and stock picks in the U.K. hurt the fund's relative result. By sector, the largest detractor from performance versus the benchmark was an underweighting in utilities. An overweighting in the financials sector, primarily within the banks industry, also hindered performance this period. The portfolio’s underweighting in consumer discretionary hurt too. The fund's largest individual relative detractor was an overweighting in BP, which returned -57% the past year and was among the fund's biggest holdings this period. Also weighing on performance was our outsized stake in Banco Santander, which returned about -50%. Avoiding Schneider Electric, a benchmark component that gained 35%, further pressured the fund’s return. Notable changes in positioning include increased exposure to Switzerland and a lower allocation to United Kingdom. By sector, meaningful changes in positioning include increased exposure to industrials and a lower allocation to energy.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2020
Japan	26.1%
Germany	15.0%
France	13.1%
United Kingdom	10.4%
Switzerland	7.7%
Italy	3.5%
Sweden	3.4%
Australia	2.4%
Spain	2.2%
Other*	16.2%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2020

% of fund's net assets
Stocks	98.1
Short-Term Investments and Net Other Assets (Liabilities)	1.9

Top Ten Stocks as of October 31, 2020

% of fund's net assets
BHP Billiton PLC (United Kingdom, Metals & Mining)	3.3
Toyota Motor Corp. (Japan, Automobiles)	3.2
Siemens AG (Germany, Industrial Conglomerates)	2.9
Novartis AG (Switzerland, Pharmaceuticals)	2.7
Sanofi SA (France, Pharmaceuticals)	2.2
Enel SpA (Italy, Electric Utilities)	2.2
Zurich Insurance Group Ltd. (Switzerland, Insurance)	2.1
Total SA (France, Oil, Gas & Consumable Fuels)	2.0
BNP Paribas SA (France, Banks)	1.8
Vonovia SE (Germany, Real Estate Management & Development)	1.7
24.1

Top Market Sectors as of October 31, 2020

% of fund's net assets
Financials	29.0
Industrials	14.5
Materials	11.7
Health Care	10.2
Information Technology	8.6
Consumer Discretionary	7.9
Energy	5.1
Utilities	4.1
Communication Services	3.2
Real Estate	2.6

Schedule of Investments October 31, 2020

Showing Percentage of Net Assets

Common Stocks - 96.6%
	Shares	Value
Australia - 2.4%
Commonwealth Bank of Australia	87,813	$4,263,457
Evolution Mining Ltd.	416,371	1,632,354
Macquarie Group Ltd.	48,132	4,291,447

TOTAL AUSTRALIA		10,187,258

Austria - 0.7%
Erste Group Bank AG	143,907	2,946,431
Bailiwick of Jersey - 1.7%
Ferguson PLC	40,300	4,002,635
Glencore Xstrata PLC	1,683,200	3,395,413

TOTAL BAILIWICK OF JERSEY		7,398,048

Belgium - 1.4%
KBC Groep NV	118,425	5,838,309
Denmark - 1.6%
A.P. Moller - Maersk A/S Series B	1,976	3,166,806
ORSTED A/S (a)	22,900	3,634,551

TOTAL DENMARK		6,801,357

Finland - 0.8%
Sampo Oyj (A Shares)	91,534	3,454,004
France - 13.1%
ALTEN (b)	9,100	727,574
Atos Origin SA (b)	37,082	2,530,790
AXA SA	409,721	6,579,832
BNP Paribas SA (b)	218,100	7,606,190
Capgemini SA	28,893	3,336,084
Natixis SA (b)	381,600	887,083
Sanofi SA	107,879	9,740,761
SR Teleperformance SA	16,400	4,922,137
Total SA	291,005	8,816,498
VINCI SA	58,700	4,636,427
Vivendi SA	166,092	4,795,354
Worldline SA (a)(b)	28,788	2,133,718

TOTAL FRANCE		56,712,448

Germany - 13.5%
Bayer AG	97,000	4,558,083
Deutsche Post AG	123,600	5,475,886
Hannover Reuck SE	30,500	4,429,572
HeidelbergCement AG	62,600	3,581,196
Infineon Technologies AG	142,100	3,956,232
Linde PLC	25,814	5,658,097
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	19,500	4,560,304
Rheinmetall AG	28,700	2,095,776
RWE AG	118,500	4,387,370
Siemens AG	105,500	12,373,067
Vonovia SE	114,180	7,289,949

TOTAL GERMANY		58,365,532

Hong Kong - 0.9%
AIA Group Ltd.	394,800	3,757,381
India - 0.4%
Reliance Industries Ltd. sponsored GDR (a)	31,600	1,734,840
Indonesia - 0.3%
PT Bank Rakyat Indonesia Tbk	6,043,800	1,368,147
Ireland - 2.1%
CRH PLC	188,302	6,589,021
Ryanair Holdings PLC (b)	6,800	93,699
Ryanair Holdings PLC sponsored ADR (b)	29,300	2,361,580

TOTAL IRELAND		9,044,300

Italy - 3.5%
Assicurazioni Generali SpA	191,900	2,572,443
Enel SpA	1,218,100	9,684,510
Mediobanca SpA	417,925	2,963,251

TOTAL ITALY		15,220,204

Japan - 26.1%
DENSO Corp.	97,300	4,533,848
FANUC Corp.	27,000	5,703,071
Fujitsu Ltd.	31,800	3,762,405
Hoya Corp.	53,900	6,082,989
Ibiden Co. Ltd.	56,100	2,287,393
Idemitsu Kosan Co. Ltd.	99,600	2,014,308
Itochu Corp.	258,800	6,215,993
Kao Corp.	42,400	3,018,825
Minebea Mitsumi, Inc.	237,700	4,293,185
Mitsubishi Estate Co. Ltd.	134,600	2,007,677
Mitsubishi UFJ Financial Group, Inc.	1,228,100	4,841,053
Mitsui Fudosan Co. Ltd.	98,400	1,675,513
OBIC Co. Ltd.	15,293	2,707,519
Oracle Corp. Japan	27,100	2,708,377
ORIX Corp.	329,300	3,851,242
Recruit Holdings Co. Ltd.	72,900	2,773,894
Shin-Etsu Chemical Co. Ltd.	51,400	6,865,336
Shinsei Bank Ltd.	239,600	2,882,759
SoftBank Group Corp.	90,300	5,881,583
Sony Corp.	67,300	5,610,564
Sumitomo Mitsui Financial Group, Inc.	186,400	5,159,907
Suzuki Motor Corp.	90,900	3,903,946
Takeda Pharmaceutical Co. Ltd.	68,051	2,102,954
Tokio Marine Holdings, Inc.	116,900	5,224,813
Tokyo Electron Ltd.	10,900	2,925,679
Toyota Motor Corp.	208,700	13,700,509

TOTAL JAPAN		112,735,342

Korea (South) - 0.9%
Samsung Electronics Co. Ltd.	78,520	3,938,198
Luxembourg - 0.5%
ArcelorMittal SA (Netherlands) (b)	165,700	2,248,632
Netherlands - 1.9%
AerCap Holdings NV (b)	45,000	1,117,350
Koninklijke Philips Electronics NV	78,935	3,656,015
NN Group NV	101,893	3,552,970

TOTAL NETHERLANDS		8,326,335

Portugal - 0.3%
Galp Energia SGPS SA Class B	165,685	1,345,559
Singapore - 0.8%
United Overseas Bank Ltd.	242,523	3,369,724
Spain - 2.2%
Banco Santander SA (Spain)	2,721,650	5,450,259
Cellnex Telecom SA (a)	50,400	3,235,454
Unicaja Banco SA (a)	1,088,800	693,001

TOTAL SPAIN		9,378,714

Sweden - 3.4%
Ericsson (B Shares)	521,600	5,823,411
Investor AB (B Shares)	108,460	6,513,646
Volvo AB (B Shares)	114,200	2,222,167

TOTAL SWEDEN		14,559,224

Switzerland - 7.7%
Novartis AG	151,880	11,834,883
Roche Holding AG (participation certificate)	9,030	2,901,624
Siemens Energy AG (b)	68,550	1,500,931
Swiss Life Holding AG	6,172	2,074,497
UBS Group AG	521,458	6,095,844
Zurich Insurance Group Ltd.	26,881	8,928,408

TOTAL SWITZERLAND		33,336,187

United Kingdom - 10.4%
Anglo American PLC (United Kingdom)	284,876	6,684,358
AstraZeneca PLC (United Kingdom)	36,712	3,686,087
Beazley PLC	289,700	1,103,401
BHP Billiton PLC	724,004	14,025,665
BP PLC	2,376,344	6,061,305
Imperial Brands PLC	134,766	2,136,974
Lloyds Banking Group PLC	8,464,006	3,081,805
Royal Dutch Shell PLC Class B sponsored ADR	95,800	2,313,570
RSA Insurance Group PLC	503,610	2,763,680
Standard Chartered PLC (United Kingdom)	631,911	2,879,978
Standard Life PLC	22,852	66,463

TOTAL UNITED KINGDOM		44,803,286

TOTAL COMMON STOCKS
(Cost $468,167,342)		416,869,460

Nonconvertible Preferred Stocks - 1.5%
Germany - 1.5%
Porsche Automobil Holding SE (Germany)
(Cost $8,604,969)	120,200	6,439,583

Money Market Funds - 1.4%
Fidelity Cash Central Fund 0.10% (c)
(Cost $5,809,466)	5,808,305	5,809,466
TOTAL INVESTMENT IN SECURITIES - 99.5%
(Cost $482,581,777)		429,118,509
NET OTHER ASSETS (LIABILITIES) - 0.5%		2,275,492
NET ASSETS - 100%		$431,394,001

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $11,431,564 or 2.6% of net assets.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$17,827
Fidelity Securities Lending Cash Central Fund	23,230
Total	$41,057

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$13,912,391	$8,030,808	$5,881,583	$--
Consumer Discretionary	34,188,450	6,439,583	27,748,867	--
Consumer Staples	5,155,799	2,136,974	3,018,825	--
Energy	22,286,080	4,048,410	18,237,670	--
Financials	124,051,301	53,394,877	70,656,424	--
Health Care	44,563,396	--	44,563,396	--
Industrials	62,954,604	32,068,894	30,885,710	--
Information Technology	36,837,380	8,728,166	28,109,214	--
Materials	50,680,072	18,172,283	32,507,789	--
Real Estate	10,973,139	7,289,949	3,683,190	--
Utilities	17,706,431	8,021,921	9,684,510	--
Money Market Funds	5,809,466	5,809,466	--	--
Total Investments in Securities:	$429,118,509	$154,141,331	$274,977,178	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $476,772,311)	$423,309,043
Fidelity Central Funds (cost $5,809,466)	5,809,466
Total Investment in Securities (cost $482,581,777)		$429,118,509
Receivable for fund shares sold		468,808
Dividends receivable		2,388,833
Distributions receivable from Fidelity Central Funds		318
Prepaid expenses		746
Other receivables		23,328
Total assets		432,000,542
Liabilities
Payable for fund shares redeemed	$219,187
Accrued management fee	275,090
Transfer agent fee payable	61,576
Distribution and service plan fees payable	5,161
Other affiliated payables	19,558
Other payables and accrued expenses	25,969
Total liabilities		606,541
Net Assets		$431,394,001
Net Assets consist of:
Paid in capital		$535,693,076
Total accumulated earnings (loss)		(104,299,075)
Net Assets		$431,394,001
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($5,947,271 ÷ 866,188 shares)(a)		$6.87
Maximum offering price per share (100/94.25 of $6.87)		$7.29
Class M:
Net Asset Value and redemption price per share ($2,883,803 ÷ 420,517 shares)(a)		$6.86
Maximum offering price per share (100/96.50 of $6.86)		$7.11
Class C:
Net Asset Value and offering price per share ($2,947,254 ÷ 430,391 shares)(a)		$6.85
International Value:
Net Asset Value, offering price and redemption price per share ($406,661,057 ÷ 59,206,784 shares)		$6.87
Class I:
Net Asset Value, offering price and redemption price per share ($10,406,059 ÷ 1,512,934 shares)		$6.88
Class Z:
Net Asset Value, offering price and redemption price per share ($2,548,557 ÷ 370,979 shares)		$6.87

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2020
Investment Income
Dividends		$12,863,990
Non-Cash dividends		1,331,802
Income from Fidelity Central Funds (including $23,230 from security lending)		41,057
Income before foreign taxes withheld		14,236,849
Less foreign taxes withheld		(1,100,901)
Total income		13,135,948
Expenses
Management fee
Basic fee	$2,994,068
Performance adjustment	(49,223)
Transfer agent fees	717,236
Distribution and service plan fees	64,953
Accounting fees	227,524
Custodian fees and expenses	69,247
Independent trustees' fees and expenses	2,507
Registration fees	94,117
Audit	66,693
Legal	913
Interest	637
Miscellaneous	6,582
Total expenses before reductions	4,195,254
Expense reductions	(68,396)
Total expenses after reductions		4,126,858
Net investment income (loss)		9,009,090
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(36,200,428)
Fidelity Central Funds	(786)
Foreign currency transactions	(47,505)
Total net realized gain (loss)		(36,248,719)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(37,393,236)
Assets and liabilities in foreign currencies	74,054
Total change in net unrealized appreciation (depreciation)		(37,319,182)
Net gain (loss)		(73,567,901)
Net increase (decrease) in net assets resulting from operations		$(64,558,811)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2020	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$9,009,090	$15,991,829
Net realized gain (loss)	(36,248,719)	(19,627,326)
Change in net unrealized appreciation (depreciation)	(37,319,182)	24,543,996
Net increase (decrease) in net assets resulting from operations	(64,558,811)	20,908,499
Distributions to shareholders	(17,025,846)	(13,674,095)
Share transactions - net increase (decrease)	44,017,671	4,693,076
Total increase (decrease) in net assets	(37,566,986)	11,927,480
Net Assets
Beginning of period	468,960,987	457,033,507
End of period	$431,394,001	$468,960,987

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity International Value Fund Class A

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$8.25	$8.13	$9.08	$7.78	$8.27
Income from Investment Operations
Net investment income (loss)A	.13	.25	.21	.17	.17
Net realized and unrealized gain (loss)	(1.24)	.08	(1.04)	1.31	(.57)
Total from investment operations	(1.11)	.33	(.83)	1.48	(.40)
Distributions from net investment income	(.24)	(.21)	(.10)	(.17)	(.09)
Distributions from net realized gain	(.03)	–	(.01)	(.01)	–
Total distributions	(.27)	(.21)	(.12)B	(.18)	(.09)
Redemption fees added to paid in capitalA	–	–	–C	–C	–C
Net asset value, end of period	$6.87	$8.25	$8.13	$9.08	$7.78
Total ReturnD,E	(14.01)%	4.38%	(9.30)%	19.36%	(4.91)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.30%	1.14%	1.23%	1.33%	1.40%
Expenses net of fee waivers, if any	1.30%	1.13%	1.23%	1.33%	1.40%
Expenses net of all reductions	1.28%	1.12%	1.21%	1.32%	1.39%
Net investment income (loss)	1.71%	3.19%	2.36%	2.01%	2.19%
Supplemental Data
Net assets, end of period (000 omitted)	$5,947	$7,806	$7,887	$8,151	$7,717
Portfolio turnover rateH	36%	47%	55%	50%	47%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity International Value Fund Class M

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$8.24	$8.11	$9.06	$7.76	$8.25
Income from Investment Operations
Net investment income (loss)A	.11	.23	.18	.14	.15
Net realized and unrealized gain (loss)	(1.25)	.08	(1.04)	1.31	(.58)
Total from investment operations	(1.14)	.31	(.86)	1.45	(.43)
Distributions from net investment income	(.21)	(.18)	(.08)	(.14)	(.06)
Distributions from net realized gain	(.03)	–	(.01)	(.01)	–
Total distributions	(.24)	(.18)	(.09)	(.15)	(.06)
Redemption fees added to paid in capitalA	–	–	–B	–B	–B
Net asset value, end of period	$6.86	$8.24	$8.11	$9.06	$7.76
Total ReturnC,D	(14.29)%	4.11%	(9.59)%	19.04%	(5.24)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.57%	1.44%	1.56%	1.64%	1.70%
Expenses net of fee waivers, if any	1.57%	1.43%	1.55%	1.64%	1.70%
Expenses net of all reductions	1.55%	1.42%	1.54%	1.63%	1.69%
Net investment income (loss)	1.44%	2.89%	2.04%	1.70%	1.89%
Supplemental Data
Net assets, end of period (000 omitted)	$2,884	$3,756	$3,920	$4,181	$3,703
Portfolio turnover rateG	36%	47%	55%	50%	47%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity International Value Fund Class C

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$8.22	$8.08	$9.04	$7.75	$8.23
Income from Investment Operations
Net investment income (loss)A	.07	.19	.14	.10	.11
Net realized and unrealized gain (loss)	(1.24)	.08	(1.04)	1.31	(.57)
Total from investment operations	(1.17)	.27	(.90)	1.41	(.46)
Distributions from net investment income	(.17)	(.13)	(.04)	(.11)	(.02)
Distributions from net realized gain	(.03)	–	(.01)	(.01)	–
Total distributions	(.20)	(.13)	(.06)B	(.12)	(.02)
Redemption fees added to paid in capitalA	–	–	–C	–C	–C
Net asset value, end of period	$6.85	$8.22	$8.08	$9.04	$7.75
Total ReturnD,E	(14.67)%	3.53%	(10.06)%	18.41%	(5.61)%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.07%	1.93%	2.04%	2.12%	2.17%
Expenses net of fee waivers, if any	2.07%	1.92%	2.04%	2.12%	2.17%
Expenses net of all reductions	2.05%	1.91%	2.02%	2.11%	2.17%
Net investment income (loss)	.94%	2.40%	1.55%	1.22%	1.42%
Supplemental Data
Net assets, end of period (000 omitted)	$2,947	$3,839	$5,339	$5,171	$4,168
Portfolio turnover rateH	36%	47%	55%	50%	47%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity International Value Fund

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$8.25	$8.14	$9.09	$7.79	$8.29
Income from Investment Operations
Net investment income (loss)A	.15	.28	.24	.20	.20
Net realized and unrealized gain (loss)	(1.23)	.07	(1.04)	1.31	(.58)
Total from investment operations	(1.08)	.35	(.80)	1.51	(.38)
Distributions from net investment income	(.27)	(.24)	(.14)	(.20)	(.12)
Distributions from net realized gain	(.03)	–	(.01)	(.01)	–
Total distributions	(.30)	(.24)	(.15)	(.21)	(.12)
Redemption fees added to paid in capitalA	–	–	–B	–B	–B
Net asset value, end of period	$6.87	$8.25	$8.14	$9.09	$7.79
Total ReturnC	(13.70)%	4.65%	(8.95)%	19.83%	(4.69)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.94%	.79%	.89%	.97%	1.03%
Expenses net of fee waivers, if any	.94%	.78%	.89%	.97%	1.03%
Expenses net of all reductions	.92%	.78%	.87%	.96%	1.03%
Net investment income (loss)	2.07%	3.54%	2.70%	2.36%	2.56%
Supplemental Data
Net assets, end of period (000 omitted)	$406,661	$442,816	$433,015	$359,770	$309,199
Portfolio turnover rateF	36%	47%	55%	50%	47%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity International Value Fund Class I

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$8.26	$8.15	$9.10	$7.80	$8.29
Income from Investment Operations
Net investment income (loss)A	.15	.27	.23	.19	.19
Net realized and unrealized gain (loss)	(1.24)	.08	(1.04)	1.31	(.58)
Total from investment operations	(1.09)	.35	(.81)	1.50	(.39)
Distributions from net investment income	(.26)	(.24)	(.13)	(.19)	(.10)
Distributions from net realized gain	(.03)	–	(.01)	(.01)	–
Total distributions	(.29)	(.24)	(.14)	(.20)	(.10)
Redemption fees added to paid in capitalA	–	–	–B	–B	–B
Net asset value, end of period	$6.88	$8.26	$8.15	$9.10	$7.80
Total ReturnC	(13.75)%	4.57%	(9.04)%	19.68%	(4.81)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.98%	.86%	.97%	1.10%	1.17%
Expenses net of fee waivers, if any	.98%	.85%	.97%	1.10%	1.17%
Expenses net of all reductions	.97%	.85%	.95%	1.09%	1.16%
Net investment income (loss)	2.03%	3.47%	2.62%	2.23%	2.42%
Supplemental Data
Net assets, end of period (000 omitted)	$10,406	$8,495	$6,779	$5,523	$1,955
Portfolio turnover rateF	36%	47%	55%	50%	47%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity International Value Fund Class Z

Years ended October 31,	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$8.25	$8.14	$8.81
Income from Investment Operations
Net investment income (loss)B	.16	.29	.01
Net realized and unrealized gain (loss)	(1.23)	.08	(.68)
Total from investment operations	(1.07)	.37	(.67)
Distributions from net investment income	(.28)	(.26)	–
Distributions from net realized gain	(.03)	–	–
Total distributions	(.31)	(.26)	–
Redemption fees added to paid in capitalB	–	–	–C
Net asset value, end of period	$6.87	$8.25	$8.14
Total ReturnD,E	(13.58)%	4.84%	(7.60)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.82%	.67%	.84%H
Expenses net of fee waivers, if any	.82%	.67%	.84%H
Expenses net of all reductions	.81%	.66%	.82%H
Net investment income (loss)	2.19%	3.66%	1.58%H
Supplemental Data
Net assets, end of period (000 omitted)	$2,549	$2,249	$92
Portfolio turnover rateI	36%	47%	55%

 A For the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2020

1. Organization.

Fidelity International Value Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, International Value, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$44,213,795
Gross unrealized depreciation	(104,465,473)
Net unrealized appreciation (depreciation)	$(60,251,678)

Tax Cost	$489,370,187

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$8,829,372
Capital loss carryforward	$(52,943,819)
Net unrealized appreciation (depreciation) on securities and other investments	$(60,184,628)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(13,358,997)
Long-term	(39,584,822)
Total capital loss carryforward	$(52,943,819)

The tax character of distributions paid was as follows:

	October 31, 2020	October 31, 2019
Ordinary Income	$17,025,846	$ 13,674,095

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity International Value Fund	187,387,829	154,606,729

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Value as compared to its benchmark index, the MSCI EAFE Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .67% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$16,220	$268
Class M	.25%	.25%	16,223	247
Class C	.75%	.25%	32,510	3,463
			$64,953	$3,978

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$1,716
Class M	432
Class C(a)	226
$2,374

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class Z from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$17,528.27
Class M	9,404.29
Class C	9,327.29
International Value	665,199.16
Class I	14,789.20
Class Z	989.04
	$717,236

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity International Value Fund	.05

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity International Value Fund	$83

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity International Value Fund	Borrower	$6,430,500	1.78%	$637

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity International Value Fund	$1,035

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity International Value Fund	$23	$–	$–

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $58,692 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,954.

In addition, during the period the investment adviser or an affiliate reimbursed the Fund $7,750 for an operational error which is included in the accompanying Statement of Operations.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2020	Year ended October 31, 2019
Distributions to shareholders
Class A	$250,358	$203,466
Class M	108,862	86,532
Class C	90,015	78,779
International Value	16,196,338	13,098,896
Class I	295,710	198,775
Class Z	84,563	7,647
Total	$17,025,846	$13,674,095

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2020	Year ended October 31, 2019	Year ended October 31, 2020	Year ended October 31, 2019
Class A
Shares sold	149,593	218,117	$1,096,696	$1,710,090
Reinvestment of distributions	30,176	26,837	245,629	199,932
Shares redeemed	(259,934)	(268,764)	(1,928,162)	(2,109,659)
Net increase (decrease)	(80,165)	(23,810)	$(585,837)	$(199,637)
Class M
Shares sold	43,159	80,208	$312,065	$628,608
Reinvestment of distributions	12,987	11,597	105,846	86,515
Shares redeemed	(91,699)	(119,055)	(664,466)	(939,737)
Net increase (decrease)	(35,553)	(27,250)	$(246,555)	$(224,614)
Class C
Shares sold	68,089	71,027	$493,863	$560,721
Reinvestment of distributions	11,018	10,495	90,015	78,501
Shares redeemed	(115,728)	(275,427)	(851,545)	(2,176,151)
Net increase (decrease)	(36,621)	(193,905)	$(267,667)	$(1,536,929)
International Value
Shares sold	13,140,575	7,795,183	$91,311,864	$61,080,526
Reinvestment of distributions	1,031,528	901,853	8,365,693	6,700,770
Shares redeemed	(8,634,726)	(8,255,695)	(58,976,320)	(64,565,958)
Net increase (decrease)	5,537,377	441,341	$40,701,237	$3,215,338
Class I
Shares sold	1,243,265	632,568	$9,161,904	$4,879,197
Reinvestment of distributions	34,548	24,905	280,876	185,542
Shares redeemed	(793,273)	(461,351)	(5,758,278)	(3,618,354)
Net increase (decrease)	484,540	196,122	$3,684,502	$1,446,385
Class Z
Shares sold	223,353	292,569	$1,616,204	$2,235,643
Reinvestment of distributions	10,427	1,029	84,563	7,647
Shares redeemed	(135,243)	(32,507)	(968,776)	(250,757)
Net increase (decrease)	98,537	261,091	$731,991	$1,992,533

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, VIP FundsManager 60% Portfolio and Strategic Advisers Fidelity International Fund, were the owners of record of approximately 13% and 40%, respectively, of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 71% of the total outstanding shares of the Fund.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Value Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity International Value Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 14, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 305 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Co-Lead Independent Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Co-Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Lloyd James Austin, III (1953)

Year of Election or Appointment: 2020

Member of the Advisory Board

General Austin also serves as a Member of the Advisory Board of other Fidelity® funds. Prior to his retirement, General Austin (United States Army, Retired) held a variety of positions within the U.S. Government, including Commander, U.S. Central Command (2013-2016), Vice Chief of Staff, U.S. Army (2012-2013) and Commanding General, U.S. Forces – Iraq, Operation New Dawn (2010-2012). General Austin currently serves as a Partner of Pine Island Capital Partners (private equity, 2020-present) and as President of the Austin Strategy Group LLC (consulting, 2016-present). General Austin serves as a member of the Board of Directors of Nucor Corporation (steel products, 2017-present), as a member of the Board of Directors of Tenet Healthcare Corporation (2018-present) and as a member of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). In addition, General Austin currently serves as a member of the Board of Trustees of the Carnegie Corporation of New York (2017-present) and as a member of the Board of Trustees of Auburn University (2017-present). Previously, General Austin served as a member of the Board of Directors of United Technologies Corporation (aerospace, defense and building, 2016-2020).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2020

Member of the Advisory Board

Mr. Kennedy also serves as a Member of the Advisory Board of other Fidelity® funds. Previously, Mr. Kennedy held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2020 to October 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period-B May 1, 2020 to October 31, 2020
Fidelity International Value Fund
Class A	1.33%
Actual		$1,000.00	$1,081.90	$6.96
Hypothetical-C		$1,000.00	$1,018.45	$6.75
Class M	1.59%
Actual		$1,000.00	$1,078.60	$8.31
Hypothetical-C		$1,000.00	$1,017.14	$8.06
Class C	2.08%
Actual		$1,000.00	$1,077.00	$10.86
Hypothetical-C		$1,000.00	$1,014.68	$10.53
International Value	.96%
Actual		$1,000.00	$1,081.90	$5.02
Hypothetical-C		$1,000.00	$1,020.31	$4.88
Class I	.98%
Actual		$1,000.00	$1,081.80	$5.13
Hypothetical-C		$1,000.00	$1,020.21	$4.98
Class Z	.84%
Actual		$1,000.00	$1,083.60	$4.40
Hypothetical-C		$1,000.00	$1,020.91	$4.27

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

Class A designates 100%, Class M designates 100%, Class C designates 100%, International Value designates 98%, Class I designates 100%, and Class Z designates 94% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/09/2019	$0.2831	$0.0171
Class M	12/09/2019	$0.2581	$0.0171
Class C	12/09/2019	$0.2131	$0.0171
International Value	12/09/2019	$0.3121	$0.0171
Class I	12/09/2019	$0.3061	$0.0171
Class Z	12/09/2019	$0.3241	$0.0171

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	91,643,443,973.030	98.167
Withheld	1,711,119,384.419	1.833
TOTAL	93,354,563,357.449	100.000
Donald F. Donahue
Affirmative	91,659,003,496.045	98.184
Withheld	1,695,559,852.789	1.816
TOTAL	93,354,563,357.449	100.000
Bettina Doulton
Affirmative	91,774,146,516.145	98.307
Withheld	1,580,416,862.377	1.693
TOTAL	93,354,563,357.449	100.000
Vicki L. Fuller
Affirmative	91,845,419,368.993	98.383
Withheld	1,509,143,998.591	1.617
TOTAL	93,354,563,357.449	100.00
Patricia L. Kampling
Affirmative	91,723,732,274.457	98.253
Withheld	1,630,831,098.411	1.747
TOTAL	93,354,563,357.449	100.000
Alan J. Lacy
Affirmative	91,490,319,407.772	98.003
Withheld	1,864,243,948.299	1.997
TOTAL	93,354,563,357.449	100.000
Ned C. Lautenbach
Affirmative	91,285,367,239.075	97.784
Withheld	2,069,196,119.052	2.216
TOTAL	93,354,563,357.449	100.000
Robert A. Lawrence
Affirmative	91,556,271,429.466	98.074
Withheld	1,798,291,912.707	1.926
TOTAL	93,354,563,357.449	100.000
Joseph Mauriello
Affirmative	91,497,480,147.082	98.011
Withheld	1,857,083,211.045	1.989
TOTAL	93,354,563,357.449	100.000
Cornelia M. Small
Affirmative	91,606,808,161.438	98.128
Withheld	1,747,755,220.497	1.872
TOTAL	93,354,563,357.449	100.000
Garnett A. Smith
Affirmative	91,505,784,053.038	98.020
Withheld	1,848,779,305.090	1.980
TOTAL	93,354,563,357.449	100.000
David M. Thomas
Affirmative	91,536,969,704.881	98.053
Withheld	1,817,593,630.919	1.947
TOTAL	93,354,563,357.449	100.000
Susan Tomasky
Affirmative	91,697,125,678.165	98.225
Withheld	1,657,437,703.277	1.775
TOTAL	93,354,563,357.449	100.000
Michael E. Wiley
Affirmative	91,506,805,575.815	98.021
Withheld	1,847,757,759.985	1.979
TOTAL	93,354,563,357.449	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	231,961,836.383	72.806
Against	57,045,175.247	17.905
Abstain	25,283,001.278	7.936
Broker Non-Vote	4,314,654.220	1.354
TOTAL	318,604,667.128	100.000
Proposal 1 reflects trust wide proposal and voting results.

FIV-ANN-1220
1.827482.114

Fidelity® International Discovery Fund

Annual Report

October 31, 2020

Includes Fidelity and Fidelity Advisor share classes

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2020	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	1.81%	4.17%	4.93%
Class M (incl. 3.50% sales charge)	4.00%	4.41%	4.92%
Class C (incl. contingent deferred sales charge)	6.19%	4.60%	4.75%
Fidelity® International Discovery Fund	8.39%	5.78%	5.91%
Class K	8.52%	5.90%	6.06%
Class I	8.37%	5.76%	5.91%
Class Z	8.53%	5.91%	6.01%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® International Discovery Fund, a class of the fund, on October 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Period Ending Values
$17,763	Fidelity® International Discovery Fund
$14,800	MSCI EAFE Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned -2.46% for the 12 months ending October 31, 2020, in what was a bumpy ride for non-U.S. equities, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a sharp upturn. Declared a pandemic on March 11, the crisis and containment efforts caused broad contraction in economic activity, elevated volatility and dislocation in financial markets. A historically rapid and expansive monetary- and fiscal-policy response around the world provided a partial offset to the economic disruption. Other supporting factors included resilient corporate earnings and near-term potential for a COVID-19 vaccine breakthrough. This was evident in the index’s 12.28% gain in the final six months of the year. Currency fluctuation generally boosted foreign developed-markets equities for the year, while the reverse was true for emerging-markets stocks. Late in the period, the index was pressured by a second wave of COVID-19 cases in some regions, and stretched valuations and crowded positioning in big tech. For the full year, the U.K. (-22%), Asia Pacific ex Japan (-8%), Canada (-5%) and Europe ex U.K. (-4%) notably lagged. Emerging markets (+9%) and Japan (+1%) outperformed. By sector, energy (-38%), financials and real estate (-20% each) lagged, whereas information technology (+ 25%) and communication services (+15%) topped the index.

Comments from Portfolio Manager William Kennedy:  For the fiscal year ending October 31, 2020, the fund's share classes (excluding sales charges, if applicable) gained roughly 7% to 9%, outperforming the -6.69% result of the benchmark MSCI EAFE Index. From a geographic standpoint, stock picks in Europe ex U.K., China and Japan contributed most to the fund's relative result. By sector, the primary contributors versus the benchmark were positioning in information technology as well as stock selection in communication services, health care, industrials and consumer discretionary. Our top individual relative contributor was an out-of-benchmark stake in China-based media company Tencent Holdings (+87%), a top-10 holding on October 31. Another key relative contributor was U.K.-listed integrated oil and gas company Royal Dutch Shell (-55%), a benchmark component that we avoided. Also adding value was our outsized stake in Japan-based semiconductor equipment company Lasertec (+110%), which was not held at period end. Conversely, an underweighting in materials and stock picks in Canada nicked relative performance. The fund's largest individual relative detractors were U.K.-based integrated oil and gas company BP (-53%), which we eliminated from the portfolio before period end, and a non-benchmark stake in Canada-based oil sands company Suncor Energy (-61%).

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2020
Japan	15.6%
Switzerland	11.3%
United Kingdom	11.2%
Germany	9.9%
France	6.3%
Cayman Islands	5.3%
Sweden	4.7%
India	4.2%
Netherlands	3.5%
Other*	28.0%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2020

% of fund's net assets
Stocks	98.1
Short-Term Investments and Net Other Assets (Liabilities)	1.9

Top Ten Stocks as of October 31, 2020

% of fund's net assets
Nestle SA (Reg. S) (Switzerland, Food Products)	3.7
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.8
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	1.9
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	1.8
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	1.7
AIA Group Ltd. (Hong Kong, Insurance)	1.5
Hoya Corp. (Japan, Health Care Equipment & Supplies)	1.4
Housing Development Finance Corp. Ltd. (India, Thrifts & Mortgage Finance)	1.3
Keyence Corp. (Japan, Electronic Equipment & Components)	1.3
Siemens AG (Germany, Industrial Conglomerates)	1.3
18.7

Top Market Sectors as of October 31, 2020

% of fund's net assets
Financials	16.2
Industrials	15.6
Health Care	15.4
Information Technology	13.0
Consumer Discretionary	12.1
Consumer Staples	8.2
Communication Services	8.3
Materials	3.5
Real Estate	3.2
Energy	1.3

Schedule of Investments October 31, 2020

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value (000s)
Australia - 1.2%
Bapcor Ltd.	8,510,879	$45,872
Inghams Group Ltd.	9,556,432	19,229
National Storage (REIT) unit	35,189,900	44,661
Rio Tinto Ltd.	4,347	283

TOTAL AUSTRALIA		110,045

Austria - 0.8%
Erste Group Bank AG	1,630,534	33,384
Wienerberger AG	1,489,364	37,571

TOTAL AUSTRIA		70,955

Bailiwick of Jersey - 0.7%
Experian PLC	1,609,811	58,974
Belgium - 1.4%
KBC Groep NV	1,569,880	77,395
UCB SA	500,940	49,416

TOTAL BELGIUM		126,811

Canada - 1.4%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	1,153,047	35,510
Constellation Software, Inc.	67,347	70,698
Suncor Energy, Inc.	1,569,323	17,704

TOTAL CANADA		123,912

Cayman Islands - 5.3%
Akeso, Inc. (a)	6,263,000	19,631
Alibaba Group Holding Ltd.(b)	2,561,950	97,082
Bilibili, Inc. ADR (b)	463,695	20,713
Hansoh Pharmaceutical Group Co. Ltd. (a)(b)	7,635,513	34,029
JD.com, Inc. Class A	1,143,879	46,657
Kangji Medical Holdings Ltd.	4,036,000	10,436
New Oriental Education & Technology Group, Inc. sponsored ADR (b)	225,614	36,184
Sino Biopharmaceutical Ltd.	16,639,982	16,785
Tencent Holdings Ltd.	2,109,441	161,173
Zai Lab Ltd. (b)	347,903	28,945

TOTAL CAYMAN ISLANDS		471,635

China - 1.1%
AVIC Jonhon OptronicTechnology Co. Ltd.	4,283,720	35,541
Kweichow Moutai Co. Ltd. (A Shares)	101,000	25,263
Venus MedTech Hangzhou, Inc. (H Shares) (a)(b)	612,227	5,887
WuXi AppTec Co. Ltd. (H Shares) (a)	1,848,765	29,451

TOTAL CHINA		96,142

Denmark - 2.8%
DSV Panalpina A/S	388,664	62,933
Netcompany Group A/S (a)(b)	260,555	21,645
ORSTED A/S (a)	540,217	85,740
Vestas Wind Systems A/S	462,618	79,369

TOTAL DENMARK		249,687

Finland - 0.2%
Musti Group OYJ	579,468	13,275
France - 6.3%
AXA SA	3,601,210	57,833
BNP Paribas SA (b)	1,383,637	48,254
Capgemini SA	637,049	73,556
LVMH Moet Hennessy Louis Vuitton SE	240,269	112,626
Sanofi SA	1,203,498	108,668
SR Teleperformance SA	231,301	69,420
VINCI SA	786,437	62,117
Worldline SA (a)(b)	375,985	27,867

TOTAL FRANCE		560,341

Germany - 9.2%
adidas AG	248,585	73,826
Akasol AG (a)(b)(c)	261,278	14,164
Allianz SE	581,804	102,358
Deutsche Borse AG	145,987	21,483
Deutsche Post AG	2,504,972	110,978
Exasol AG	813,522	15,538
Instone Real Estate Group BV (a)(b)	1,244,735	25,746
Linde PLC	231,853	50,819
Nexus AG	585,627	32,602
Rheinmetall AG	282,351	20,618
RWE AG	674,248	24,964
SAP SE	885,739	94,495
Shop Apotheke Europe NV (a)(b)(c)	221,626	36,756
Siemens AG	982,105	115,182
Vonovia SE	1,205,102	76,941

TOTAL GERMANY		816,470

Hong Kong - 2.2%
AIA Group Ltd.	13,901,592	132,304
Techtronic Industries Co. Ltd.	4,658,880	62,138

TOTAL HONG KONG		194,442

Hungary - 0.7%
OTP Bank PLC (b)	1,259,340	39,222
Richter Gedeon PLC	916,901	18,703

TOTAL HUNGARY		57,925

India - 4.2%
Avenue Supermarts Ltd. (a)(b)	505,358	15,188
HDFC Bank Ltd.	3,117,382	49,489
HDFC Bank Ltd. sponsored ADR (b)	1,654,219	95,018
Housing Development Finance Corp. Ltd.	4,521,515	116,607
Reliance Industries Ltd.	118,680	1,880
Reliance Industries Ltd.	1,780,200	49,063
Reliance Industries Ltd. sponsored GDR (a)	426,802	23,431
Sunteck Realty Ltd.	2,762,804	9,921
TCNS Clothing Co. Ltd. (a)(b)	2,099,691	10,494

TOTAL INDIA		371,091

Indonesia - 0.4%
PT Bank Central Asia Tbk	8,823,469	17,362
PT Bank Rakyat Indonesia Tbk	61,391,395	13,897

TOTAL INDONESIA		31,259

Ireland - 1.7%
Cairn Homes PLC	25,836,907	23,621
CRH PLC	1,843,684	64,514
Dalata Hotel Group PLC	6,623,824	18,669
DCC PLC (United Kingdom)	88,137	5,736
Kerry Group PLC Class A	292,422	34,976

TOTAL IRELAND		147,516

Israel - 0.1%
Maytronics Ltd.	355,919	5,467
Italy - 0.8%
GVS SpA (a)	644,646	9,085
Recordati SpA	791,407	41,007
Reply SpA	223,544	24,030

TOTAL ITALY		74,122

Japan - 15.6%
Astellas Pharma, Inc.	3,254,517	44,629
Daiichi Sankyo Kabushiki Kaisha	2,519,688	66,504
FANUC Corp.	480,260	101,443
GMO Payment Gateway, Inc.	225,611	27,644
Hoya Corp.	1,133,282	127,899
IT Holdings Corp.	1,103,506	21,105
Kao Corp.	483,959	34,457
Kenedix, Inc.	4,638,185	24,035
Keyence Corp.	254,951	115,702
Lifenet Insurance Co. (b)	1,186,859	17,478
Minebea Mitsumi, Inc.	3,271,380	59,086
Misumi Group, Inc.	1,010,927	30,024
Mitsubishi UFJ Financial Group, Inc.	6,157,849	24,274
Nintendo Co. Ltd.	125,514	67,864
Oracle Corp. Japan	397,073	39,684
ORIX Corp.	6,674,598	78,061
Persol Holdings Co., Ltd.	1,536,697	23,275
Recruit Holdings Co. Ltd.	1,241,230	47,230
Relo Group, Inc.	2,587,748	62,103
Shiseido Co. Ltd.	347,252	21,497
SMC Corp.	76,535	40,709
SoftBank Group Corp.	994,174	64,754
Sony Corp.	1,307,374	108,991
THK Co. Ltd.	995,562	26,427
Z Holdings Corp.	9,436,083	65,798
Zozo, Inc.	1,460,861	37,059

TOTAL JAPAN		1,377,732

Korea (South) - 1.0%
Samsung Electronics Co. Ltd.	1,766,530	88,601
Luxembourg - 1.0%
B&M European Value Retail SA	3,429,500	21,539
Eurofins Scientific SA (b)	84,503	67,297

TOTAL LUXEMBOURG		88,836

Malta - 0.2%
Kambi Group PLC (b)	612,925	19,906
Netherlands - 3.5%
Airbus Group NV	497,986	36,436
ASML Holding NV (Netherlands)	402,739	145,712
IMCD NV	149,320	17,297
JDE Peet's BV	599,919	21,380
NXP Semiconductors NV	512,713	69,278
RHI Magnesita NV	448,001	14,858

TOTAL NETHERLANDS		304,961

New Zealand - 1.1%
EBOS Group Ltd.	2,652,691	45,153
Ryman Healthcare Group Ltd.	5,990,235	55,434

TOTAL NEW ZEALAND		100,587

Norway - 1.4%
Adevinta ASA Class B (b)	1,962,980	30,329
Equinor ASA	2,368,839	30,086
Schibsted ASA (A Shares)	1,482,575	60,442

TOTAL NORWAY		120,857

Poland - 0.6%
Allegro.eu SA (a)(b)	1,089,400	22,140
CD Projekt RED SA (b)	366,800	31,078

TOTAL POLAND		53,218

South Africa - 0.5%
Naspers Ltd. Class N	215,448	42,061
Spain - 1.9%
Amadeus IT Holding SA Class A	742,885	35,465
Cellnex Telecom SA (a)	1,653,199	106,128
Euskaltel, S.A. (a)	2,762,981	26,290

TOTAL SPAIN		167,883

Sweden - 4.7%
ASSA ABLOY AB (B Shares)	1,891,307	40,535
EQT AB	1,149,121	21,895
Ericsson (B Shares)	8,487,261	94,756
Indutrade AB (b)	1,680,095	85,228
Nibe Industrier AB (B Shares)	903,956	21,800
Readly International AB (c)	1,555,735	9,791
Securitas AB (B Shares)	3,336,742	47,229
Stillfront Group AB (b)	469,595	55,095
Svenska Handelsbanken AB (A Shares) (b)	4,555,350	36,911

TOTAL SWEDEN		413,240

Switzerland - 11.3%
Dufry AG (b)	175,300	6,634
Lonza Group AG	150,382	91,118
Nestle SA (Reg. S)	2,873,852	323,245
Partners Group Holding AG	80,616	72,673
Roche Holding AG (participation certificate)	758,027	243,578
Schindler Holding AG (participation certificate)	146,797	37,542
Siemens Energy AG (b)	491,672	10,765
Sika AG	367,807	90,533
Swiss Re Ltd.	1,156,131	82,888
Zur Rose Group AG (b)	147,065	40,978

TOTAL SWITZERLAND		999,954

Taiwan - 1.0%
MediaTek, Inc.	1,546,000	36,638
Taiwan Semiconductor Manufacturing Co. Ltd.	3,695,000	55,893

TOTAL TAIWAN		92,531

Thailand - 0.2%
Thai Beverage PCL	49,829,304	21,191
United Kingdom - 11.2%
Anglo American PLC (United Kingdom)	2,135,031	50,097
AstraZeneca PLC (United Kingdom)	1,622,816	162,940
Beazley PLC	6,789,996	25,862
Big Yellow Group PLC	2,442,306	34,804
Compass Group PLC	2,415,456	33,062
Cranswick PLC	504,619	21,037
Dechra Pharmaceuticals PLC	998,193	45,157
Diageo PLC	1,722,389	55,664
HomeServe PLC	2,726,541	39,031
John David Group PLC	5,541,736	53,213
JTC PLC (a)	4,466,595	31,131
Lloyds Banking Group PLC	68,884,040	25,081
London Stock Exchange Group PLC	873,302	94,140
M&G PLC	33,338,237	63,338
Ocado Group PLC (b)	1,617,052	47,680
Prudential PLC	5,724,257	70,011
Reckitt Benckiser Group PLC	649,356	57,201
Rotork PLC	5,420,290	19,732
THG Holdings Ltd.	1,914,482	16,359
Vistry Group PLC	1,740,033	12,285
Zegona Communications PLC (d)	18,826,397	27,072

TOTAL UNITED KINGDOM		984,897

United States of America - 1.5%
MasterCard, Inc. Class A	94,774	27,356
MercadoLibre, Inc. (b)	62,564	75,956
Visa, Inc. Class A	148,644	27,010

TOTAL UNITED STATES OF AMERICA		130,322

TOTAL COMMON STOCKS
(Cost $6,682,643)		8,586,846

Preferred Stocks - 0.9%
Convertible Preferred Stocks - 0.2%
Hong Kong - 0.2%
Antengene Corp. Series C1 (e)(f)	5,188,762	14,663
Nonconvertible Preferred Stocks - 0.7%
Germany - 0.7%
Volkswagen AG	455,142	66,313
TOTAL PREFERRED STOCKS
(Cost $95,548)		80,976

Money Market Funds - 1.8%
Fidelity Cash Central Fund 0.10% (g)	141,830,373	141,859
Fidelity Securities Lending Cash Central Fund 0.11% (g)(h)	11,909,801	11,911
TOTAL MONEY MARKET FUNDS
(Cost $153,770)		153,770
TOTAL INVESTMENT IN SECURITIES - 99.9%
(Cost $6,931,961)		8,821,592
NET OTHER ASSETS (LIABILITIES) - 0.1%		10,397
NET ASSETS - 100%		$8,831,989

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $544,803,000 or 6.2% of net assets.

 (b) Non-income producing

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated company

 (e) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $14,663,000 or 0.2% of net assets.

 (f) Level 3 security

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Antengene Corp. Series C1	7/11/20	$14,663

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$1,343
Fidelity Securities Lending Cash Central Fund	1,061
Total	$2,404

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds(a)	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Zegona Communications PLC	$--	$25,193	$101	$1,105	$6	$1,974	$27,072
Total	$--	$25,193	$101	$1,105	$6	$1,974	$27,072

 (a) Includes the value of securities delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$726,527	$366,938	$359,589	$--
Consumer Discretionary	1,083,727	549,823	533,904	--
Consumer Staples	726,816	153,881	572,935	--
Energy	122,164	71,221	50,943	--
Financials	1,417,218	635,516	781,702	--
Health Care	1,369,017	397,995	956,359	14,663
Industrials	1,376,549	770,924	605,625	--
Information Technology	1,148,214	429,081	719,133	--
Materials	308,675	243,878	64,797	--
Real Estate	278,211	137,491	140,720	--
Utilities	110,704	110,704	--	--
Money Market Funds	153,770	153,770	--	--
Total Investments in Securities:	$8,821,592	$4,021,222	$4,785,707	$14,663

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		October 31, 2020
Assets
Investment in securities, at value (including securities loaned of $10,832) — See accompanying schedule: Unaffiliated issuers (cost $6,753,093)	$8,640,750
Fidelity Central Funds (cost $153,770)	153,770
Other affiliated issuers (cost $25,098)	27,072
Total Investment in Securities (cost $6,931,961)		$8,821,592
Foreign currency held at value (cost $755)		755
Receivable for investments sold		3,467
Receivable for fund shares sold		3,736
Dividends receivable		25,450
Distributions receivable from Fidelity Central Funds		69
Prepaid expenses		16
Other receivables		3,909
Total assets		8,858,994
Liabilities
Payable for investments purchased	$2,890
Payable for fund shares redeemed	3,433
Accrued management fee	6,641
Distribution and service plan fees payable	57
Other affiliated payables	1,156
Other payables and accrued expenses	925
Collateral on securities loaned	11,903
Total liabilities		27,005
Net Assets		$8,831,989
Net Assets consist of:
Paid in capital		$6,577,604
Total accumulated earnings (loss)		2,254,385
Net Assets		$8,831,989
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($172,784 ÷ 3,768.92 shares)(a)		$45.84
Maximum offering price per share (100/94.25 of $45.84)		$48.64
Class M:
Net Asset Value and redemption price per share ($21,333 ÷ 468.52 shares)(a)		$45.53
Maximum offering price per share (100/96.50 of $45.53)		$47.18
Class C:
Net Asset Value and offering price per share ($10,714 ÷ 237.12 shares)(a)		$45.18
International Discovery:
Net Asset Value, offering price and redemption price per share ($6,784,273 ÷ 146,848.37 shares)		$46.20
Class K:
Net Asset Value, offering price and redemption price per share ($1,400,517 ÷ 30,379.69 shares)		$46.10
Class I:
Net Asset Value, offering price and redemption price per share ($388,405 ÷ 8,428.48 shares)		$46.08
Class Z:
Net Asset Value, offering price and redemption price per share ($53,963 ÷ 1,171.44 shares)		$46.07

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended October 31, 2020
Investment Income
Dividends (including $1,105 earned from other affiliated issuers)		$153,275
Non-Cash dividends		12,629
Income from Fidelity Central Funds (including $1,061 from security lending)		2,404
Income before foreign taxes withheld		168,308
Less foreign taxes withheld		(14,570)
Total income		153,738
Expenses
Management fee
Basic fee	$58,227
Performance adjustment	15,672
Transfer agent fees	11,811
Distribution and service plan fees	661
Accounting fees	1,725
Custodian fees and expenses	1,118
Independent trustees' fees and expenses	51
Registration fees	160
Audit	143
Legal	16
Interest	1
Miscellaneous	133
Total expenses before reductions	89,718
Expense reductions	(721)
Total expenses after reductions		88,997
Net investment income (loss)		64,741
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $99)	370,287
Fidelity Central Funds	41
Other affiliated issuers	6
Foreign currency transactions	(1,976)
Total net realized gain (loss)		368,358
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	257,568
Affiliated issuers	1,974
Assets and liabilities in foreign currencies	867
Total change in net unrealized appreciation (depreciation)		260,409
Net gain (loss)		628,767
Net increase (decrease) in net assets resulting from operations		$693,508

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2020	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$64,741	$174,805
Net realized gain (loss)	368,358	104,178
Change in net unrealized appreciation (depreciation)	260,409	769,838
Net increase (decrease) in net assets resulting from operations	693,508	1,048,821
Distributions to shareholders	(219,470)	(328,610)
Share transactions - net increase (decrease)	(699,272)	(1,178,397)
Total increase (decrease) in net assets	(225,234)	(458,186)
Net Assets
Beginning of period	9,057,223	9,515,409
End of period	$8,831,989	$9,057,223

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity International Discovery Fund Class A

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$43.31	$39.99	$46.66	$37.60	$39.78
Income from Investment Operations
Net investment income (loss)A	.16	.63B	.37	.36	.47C
Net realized and unrealized gain (loss)	3.27	3.93	(4.87)	9.22	(2.38)
Total from investment operations	3.43	4.56	(4.50)	9.58	(1.91)
Distributions from net investment income	(.62)	(.33)	(.34)	(.47)	(.27)
Distributions from net realized gain	(.28)	(.91)	(1.83)	(.05)	(.01)
Total distributions	(.90)	(1.24)	(2.17)	(.52)	(.27)D
Redemption fees added to paid in capitalA	–	–	–	–E	–E
Net asset value, end of period	$45.84	$43.31	$39.99	$46.66	$37.60
Total ReturnF,G	8.02%	11.90%	(10.11)%	25.87%	(4.83)%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.36%	1.12%	1.22%	1.29%	1.35%
Expenses net of fee waivers, if any	1.36%	1.12%	1.22%	1.29%	1.35%
Expenses net of all reductions	1.36%	1.11%	1.21%	1.27%	1.34%
Net investment income (loss)	.38%	1.57%B	.83%	.88%	1.26%C
Supplemental Data
Net assets, end of period (in millions)	$173	$185	$191	$248	$236
Portfolio turnover rateJ	34%K	70%K	45%K	42%	50%K

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.21 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.05%.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.14 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .88%.

 D Total distributions per share do not sum due to rounding.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Discovery Fund Class M

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$43.01	$39.71	$46.35	$37.34	$39.51
Income from Investment Operations
Net investment income (loss)A	.06	.53B	.27	.26	.38C
Net realized and unrealized gain (loss)	3.24	3.91	(4.84)	9.17	(2.37)
Total from investment operations	3.30	4.44	(4.57)	9.43	(1.99)
Distributions from net investment income	(.51)	(.22)	(.24)	(.37)	(.17)
Distributions from net realized gain	(.28)	(.91)	(1.83)	(.05)	(.01)
Total distributions	(.78)D	(1.14)D	(2.07)	(.42)	(.18)
Redemption fees added to paid in capitalA	–	–	–	–E	–E
Net asset value, end of period	$45.53	$43.01	$39.71	$46.35	$37.34
Total ReturnF,G	7.77%	11.62%	(10.31)%	25.57%	(5.07)%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.61%	1.37%	1.46%	1.53%	1.58%
Expenses net of fee waivers, if any	1.61%	1.37%	1.46%	1.52%	1.58%
Expenses net of all reductions	1.60%	1.35%	1.45%	1.51%	1.57%
Net investment income (loss)	.13%	1.32%B	.59%	.64%	1.02%C
Supplemental Data
Net assets, end of period (in millions)	$21	$24	$28	$35	$35
Portfolio turnover rateJ	34%K	70%K	45%K	42%	50%K

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.21 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .80%.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.14 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .64%.

 D Total distributions per share do not sum due to rounding.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Discovery Fund Class C

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$42.60	$39.32	$45.94	$36.96	$39.14
Income from Investment Operations
Net investment income (loss)A	(.18)	.31B	.02	.04	.19C
Net realized and unrealized gain (loss)	3.22	3.88	(4.79)	9.12	(2.37)
Total from investment operations	3.04	4.19	(4.77)	9.16	(2.18)
Distributions from net investment income	(.19)	–	(.02)	(.13)	–
Distributions from net realized gain	(.28)	(.91)	(1.83)	(.05)	–
Total distributions	(.46)D	(.91)	(1.85)	(.18)	–
Redemption fees added to paid in capitalA	–	–	–	–E	–E
Net asset value, end of period	$45.18	$42.60	$39.32	$45.94	$36.96
Total ReturnF,G	7.19%	11.02%	(10.80)%	24.93%	(5.57)%
Ratios to Average Net AssetsH,I
Expenses before reductions	2.16%	1.91%	2.00%	2.05%	2.10%
Expenses net of fee waivers, if any	2.15%	1.91%	2.00%	2.05%	2.10%
Expenses net of all reductions	2.15%	1.90%	1.99%	2.04%	2.09%
Net investment income (loss)	(.41)%	.78%B	.05%	.11%	.50%C
Supplemental Data
Net assets, end of period (in millions)	$11	$12	$22	$28	$26
Portfolio turnover rateJ	34%K	70%K	45%K	42%	50%K

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.21 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .26%.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.14 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .13%.

 D Total distributions per share do not sum due to rounding.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the contingent deferred sales charge.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Discovery Fund

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$43.65	$40.32	$47.04	$37.91	$40.12
Income from Investment Operations
Net investment income (loss)A	.32	.78B	.53	.50	.61C
Net realized and unrealized gain (loss)	3.29	3.95	(4.92)	9.29	(2.41)
Total from investment operations	3.61	4.73	(4.39)	9.79	(1.80)
Distributions from net investment income	(.78)	(.49)	(.50)	(.61)	(.41)
Distributions from net realized gain	(.28)	(.91)	(1.83)	(.05)	(.01)
Total distributions	(1.06)	(1.40)	(2.33)	(.66)	(.41)D
Redemption fees added to paid in capitalA	–	–	–	–E	–E
Net asset value, end of period	$46.20	$43.65	$40.32	$47.04	$37.91
Total ReturnF	8.39%	12.31%	(9.81)%	26.33%	(4.53)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.02%	.78%	.88%	.94%	1.00%
Expenses net of fee waivers, if any	1.02%	.78%	.88%	.94%	1.00%
Expenses net of all reductions	1.01%	.76%	.87%	.92%	.99%
Net investment income (loss)	.72%	1.92%B	1.17%	1.22%	1.61%C
Supplemental Data
Net assets, end of period (in millions)	$6,784	$6,726	$6,515	$7,351	$6,421
Portfolio turnover rateI	34%J	70%J	45%J	42%	50%J

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.21 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.40%.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.14 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.23%.

 D Total distributions per share do not sum due to rounding.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Discovery Fund Class K

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$43.55	$40.25	$46.96	$37.86	$40.06
Income from Investment Operations
Net investment income (loss)A	.36	.82B	.58	.55	.66C
Net realized and unrealized gain (loss)	3.29	3.93	(4.90)	9.26	(2.39)
Total from investment operations	3.65	4.75	(4.32)	9.81	(1.73)
Distributions from net investment income	(.82)	(.54)	(.55)	(.66)	(.46)
Distributions from net realized gain	(.28)	(.91)	(1.83)	(.05)	(.01)
Total distributions	(1.10)	(1.45)	(2.39)D	(.71)	(.47)
Redemption fees added to paid in capitalA	–	–	–	–E	–E
Net asset value, end of period	$46.10	$43.55	$40.25	$46.96	$37.86
Total ReturnF	8.52%	12.41%	(9.70)%	26.47%	(4.38)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.91%	.66%	.77%	.82%	.86%
Expenses net of fee waivers, if any	.91%	.66%	.77%	.82%	.86%
Expenses net of all reductions	.91%	.65%	.76%	.80%	.85%
Net investment income (loss)	.83%	2.03%B	1.29%	1.35%	1.74%C
Supplemental Data
Net assets, end of period (in millions)	$1,401	$1,566	$2,064	$2,228	$1,880
Portfolio turnover rateI	34%J	70%J	45%J	42%	50%J

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.21 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.51%.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.14 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.36%.

 D Total distributions per share do not sum due to rounding.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Discovery Fund Class I

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$43.53	$40.22	$46.92	$37.82	$40.03
Income from Investment Operations
Net investment income (loss)A	.31	.77B	.52	.49	.61C
Net realized and unrealized gain (loss)	3.28	3.93	(4.90)	9.27	(2.40)
Total from investment operations	3.59	4.70	(4.38)	9.76	(1.79)
Distributions from net investment income	(.76)	(.48)	(.49)	(.61)	(.42)
Distributions from net realized gain	(.28)	(.91)	(1.83)	(.05)	(.01)
Total distributions	(1.04)	(1.39)	(2.32)	(.66)	(.42)D
Redemption fees added to paid in capitalA	–	–	–	–E	–E
Net asset value, end of period	$46.08	$43.53	$40.22	$46.92	$37.82
Total ReturnF	8.37%	12.26%	(9.81)%	26.29%	(4.52)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.04%	.80%	.91%	.96%	1.00%
Expenses net of fee waivers, if any	1.04%	.80%	.91%	.96%	1.00%
Expenses net of all reductions	1.03%	.79%	.90%	.94%	.99%
Net investment income (loss)	.70%	1.89%B	1.15%	1.21%	1.60%C
Supplemental Data
Net assets, end of period (in millions)	$388	$463	$579	$658	$745
Portfolio turnover rateI	34%J	70%J	45%J	42%	50%J

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.21 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.37%.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.14 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.22%.

 D Total distributions per share do not sum due to rounding.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Discovery Fund Class Z

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$43.52	$40.22	$46.92	$37.84	$40.03
Income from Investment Operations
Net investment income (loss)A	.36	.82B	.58	.56	.66C
Net realized and unrealized gain (loss)	3.29	3.94	(4.89)	9.24	(2.38)
Total from investment operations	3.65	4.76	(4.31)	9.80	(1.72)
Distributions from net investment income	(.82)	(.54)	(.56)	(.67)	(.46)
Distributions from net realized gain	(.28)	(.91)	(1.83)	(.05)	(.01)
Total distributions	(1.10)	(1.46)D	(2.39)	(.72)	(.47)
Redemption fees added to paid in capitalA	–	–	–	–E	–E
Net asset value, end of period	$46.07	$43.52	$40.22	$46.92	$37.84
Total ReturnF	8.53%	12.42%	(9.68)%	26.44%	(4.36)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.91%	.66%	.77%	.82%	.86%
Expenses net of fee waivers, if any	.91%	.66%	.77%	.82%	.86%
Expenses net of all reductions	.91%	.65%	.76%	.80%	.85%
Net investment income (loss)	.83%	2.03%B	1.29%	1.35%	1.74%C
Supplemental Data
Net assets, end of period (in millions)	$54	$82	$118	$101	$38
Portfolio turnover rateI	34%J	70%J	45%J	42%	50%J

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.21 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.51%.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.14 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.36%.

 D Total distributions per share do not sum due to rounding.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2020
(Amounts in thousands except percentages)

1. Organization.

Fidelity International Discovery Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, International Discovery, Class K, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $584 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), certain foreign taxes, market discount, redemptions in-kind, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,349,007
Gross unrealized depreciation	(466,899)
Net unrealized appreciation (depreciation)	$1,882,108
Tax Cost	$6,939,484

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$49,562
Undistributed long-term capital gain	$324,204
Net unrealized appreciation (depreciation) on securities and other investments	$1,881,203

The tax character of distributions paid was as follows:

	October 31, 2020	October 31, 2019
Ordinary Income	$161,887	$ 115,761
Long-term Capital Gains	57,583	212,849
Total	$219,470	$ 328,610

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity International Discovery Fund	2,916,052	3,633,497

Unaffiliated Redemptions In-Kind. During the period, 391 shares of the Fund were redeemed in-kind for investments and cash with a value of $17,621. The net realized gain of $5,107 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Unaffiliated Redemptions In-Kind. During the prior period, 2,812 shares of the Fund were redeemed in-kind for investments and cash with a value of $119,262. The Fund had a net realized gain of $30,907 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Discovery as compared to its benchmark index, the MSCI EAFE Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .83% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$438	$3
Class M	.25%	.25%	111	1
Class C	.75%	.25%	112	10
			$661	$14

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$14
Class M	1
Class C(a)	1
$16

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K and Class Z. FIIOC receives an asset-based fee of Class K's and Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class K and Class Z from .046% to .044%.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$426.24
Class M	53.24
Class C	32.28
International Discovery	9,946.15
Class K	643.04
Class I	683.17
Class Z	28.04
	$11,811

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity International Discovery Fund	.02

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity International Discovery Fund	$9

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity International Discovery Fund	Borrower	$15,895	1.78%	$1

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Affiliated Redemptions In-Kind. During the prior period, 1,243 shares of the Fund were redeemed in-kind for investments and cash with a value of $50,887. The Fund had a net realized gain of $12,062 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $23.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity International Discovery Fund	$21

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity International Discovery Fund	$–(a)	$–	$–

 (a) Amount less than five-hundred dollars.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $666 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $4.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $38.

In addition, during the period the investment adviser or an affiliate reimbursed the Fund $13 for an operational error which is included in the accompanying Statement of Operations.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2020	Year ended October 31, 2019
Distributions to shareholders
Class A	$3,793	$5,794
Class M	430	790
Class C	132	484
International Discovery	162,657	224,704
Class K	39,624	72,802
Class I	10,816	19,867
Class Z	2,018	4,169
Total	$219,470	$328,610

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2020	Year ended October 31, 2019	Year ended October 31, 2020	Year ended October 31, 2019
Class A
Shares sold	272	522	$11,717	$20,985
Reinvestment of distributions	86	154	3,755	5,740
Shares redeemed	(851)	(1,183)	(36,666)	(47,771)
Net increase (decrease)	(493)	(507)	$(21,194)	$(21,046)
Class M
Shares sold	24	64	$1,052	$2,568
Reinvestment of distributions	10	21	427	785
Shares redeemed	(123)	(228)	(5,204)	(9,095)
Net increase (decrease)	(89)	(143)	$(3,725)	$(5,742)
Class C
Shares sold	21	28	$907	$1,131
Reinvestment of distributions	3	13	129	478
Shares redeemed	(77)	(299)	(3,294)	(11,875)
Net increase (decrease)	(53)	(258)	$(2,258)	$(10,266)
International Discovery
Shares sold	16,409	14,442	$717,307	$585,326
Reinvestment of distributions	3,541	4,741	155,371	177,779
Shares redeemed	(27,210)	(26,635)	(1,183,873)	(1,075,827)
Net increase (decrease)	(7,260)	(7,452)	$(311,195)	$(312,722)
Class K
Shares sold	7,748	7,723	$337,174	$309,132
Reinvestment of distributions	906	1,948	39,624	72,802
Shares redeemed	(14,222)(a)	(24,994)(b),(c)	(623,171)(a)	(1,014,241)(b),(c)
Net increase (decrease)	(5,568)	(15,323)	$(246,373)	$(632,307)
Class I
Shares sold	2,297	3,057	$86,875	$119,482
Reinvestment of distributions	70	164	3,049	6,118
Shares redeemed	(4,575)	(6,985)	(180,333)	(278,018)
Net increase (decrease)	(2,208)	(3,764)	$(90,409)	$(152,418)
Class Z
Shares sold	226	656	$9,843	$25,184
Reinvestment of distributions	26	60	1,127	2,239
Shares redeemed	(957)	(1,776)	(35,088)	(71,319)
Net increase (decrease)	(705)	(1,060)	$(24,118)	$(43,896)

 (a) Amount includes in-kind redemptions (see the Unaffiliated Redemptions In-Kind note for additional details).

 (b) Amount includes in-kind redemptions (see the Prior Fiscal Year Unaffiliated Redemptions In-Kind note for additional details).

 (c) Amount includes in-kind redemptions (see the Prior Fiscal Year Affiliated Redemptions In-Kind note for additional details).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International Fund and Strategic Advisers Fidelity International Fund were the owners of record of approximately 12% and 19%, respectively, of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 33% of the total outstanding shares of the Fund.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Discovery Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity International Discovery Fund (one of the funds constituting Fidelity Investment Trust, referred to hereafter as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel,each of the Trustees oversees 305 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Co-Lead Independent Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Co-Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Lloyd James Austin, III (1953)

Year of Election or Appointment: 2020

Member of the Advisory Board

General Austin also serves as a Member of the Advisory Board of other Fidelity® funds. Prior to his retirement, General Austin (United States Army, Retired) held a variety of positions within the U.S. Government, including Commander, U.S. Central Command (2013-2016), Vice Chief of Staff, U.S. Army (2012-2013) and Commanding General, U.S. Forces – Iraq, Operation New Dawn (2010-2012). General Austin currently serves as a Partner of Pine Island Capital Partners (private equity, 2020-present) and as President of the Austin Strategy Group LLC (consulting, 2016-present). General Austin serves as a member of the Board of Directors of Nucor Corporation (steel products, 2017-present), as a member of the Board of Directors of Tenet Healthcare Corporation (2018-present) and as a member of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). In addition, General Austin currently serves as a member of the Board of Trustees of the Carnegie Corporation of New York (2017-present) and as a member of the Board of Trustees of Auburn University (2017-present). Previously, General Austin served as a member of the Board of Directors of United Technologies Corporation (aerospace, defense and building, 2016-2020).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2020

Member of the Advisory Board

Mr. Kennedy also serves as a Member of the Advisory Board of other Fidelity® funds. Previously, Mr. Kennedy held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2020 to October 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period-B May 1, 2020 to October 31, 2020
Fidelity International Discovery Fund
Class A	1.39%
Actual		$1,000.00	$1,170.90	$7.59
Hypothetical-C		$1,000.00	$1,018.15	$7.05
Class M	1.64%
Actual		$1,000.00	$1,169.50	$8.94
Hypothetical-C		$1,000.00	$1,016.89	$8.31
Class C	2.18%
Actual		$1,000.00	$1,166.50	$11.87
Hypothetical-C		$1,000.00	$1,014.18	$11.04
International Discovery	1.05%
Actual		$1,000.00	$1,173.20	$5.74
Hypothetical-C		$1,000.00	$1,019.86	$5.33
Class K	.94%
Actual		$1,000.00	$1,173.60	$5.14
Hypothetical-C		$1,000.00	$1,020.41	$4.77
Class I	1.07%
Actual		$1,000.00	$1,173.10	$5.84
Hypothetical-C		$1,000.00	$1,019.76	$5.43
Class Z	.95%
Actual		$1,000.00	$1,173.80	$5.19
Hypothetical-C		$1,000.00	$1,020.36	$4.82

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity International Discovery fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity International Discovery Fund
Class A	12/07/20	12/04/20	$0.118	$1.712
Class M	12/07/20	12/04/20	$0.019	$1.712
Class C	12/07/20	12/04/20	$0.000	$1.704
International Discovery	12/07/20	12/04/20	$0.251	$1.712
Class K	12/07/20	12/04/20	$0.290	$1.712
Class I	12/07/20	12/04/20	$0.239	$1.712
Class Z	12/07/20	12/04/20	$0.289	$1.712

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2020, $324,458,188, or, if subsequently determined to be different, the net capital gain of such year.

Class A, Class M, International Discovery, Class K, Class I and Class Z designate 1 % and Class C designates 3% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, Class C, International Discovery, Class K, Class I and Class Z designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity International Discovery Fund
Class A	12/09/2019	0.6875	0.0655
Class M	12/09/2019	0.5715	0.0655
Class C	12/09/2019	0.2505	0.0655
International Discovery Fund	12/09/2019	0.8445	0.0655
Class K	12/09/2019	0.8895	0.0655
Class I	12/09/2019	0.8265	0.0655
Class Z	12/09/2019	0.8885	0.0655

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	91,643,443,973.030	98.167
Withheld	1,711,119,384.419	1.833
TOTAL	93,354,563,357.449	100.000
Donald F. Donahue
Affirmative	91,659,003,496.045	98.184
Withheld	1,695,559,852.789	1.816
TOTAL	93,354,563,357.449	100.000
Bettina Doulton
Affirmative	91,774,146,516.145	98.307
Withheld	1,580,416,862.377	1.693
TOTAL	93,354,563,357.449	100.000
Vicki L. Fuller
Affirmative	91,845,419,368.993	98.383
Withheld	1,509,143,998.591	1.617
TOTAL	93,354,563,357.449	100.00
Patricia L. Kampling
Affirmative	91,723,732,274.457	98.253
Withheld	1,630,831,098.411	1.747
TOTAL	93,354,563,357.449	100.000
Alan J. Lacy
Affirmative	91,490,319,407.772	98.003
Withheld	1,864,243,948.299	1.997
TOTAL	93,354,563,357.449	100.000
Ned C. Lautenbach
Affirmative	91,285,367,239.075	97.784
Withheld	2,069,196,119.052	2.216
TOTAL	93,354,563,357.449	100.000
Robert A. Lawrence
Affirmative	91,556,271,429.466	98.074
Withheld	1,798,291,912.707	1.926
TOTAL	93,354,563,357.449	100.000
Joseph Mauriello
Affirmative	91,497,480,147.082	98.011
Withheld	1,857,083,211.045	1.989
TOTAL	93,354,563,357.449	100.000
Cornelia M. Small
Affirmative	91,606,808,161.438	98.128
Withheld	1,747,755,220.497	1.872
TOTAL	93,354,563,357.449	100.000
Garnett A. Smith
Affirmative	91,505,784,053.038	98.020
Withheld	1,848,779,305.090	1.980
TOTAL	93,354,563,357.449	100.000
David M. Thomas
Affirmative	91,536,969,704.881	98.053
Withheld	1,817,593,630.919	1.947
TOTAL	93,354,563,357.449	100.000
Susan Tomasky
Affirmative	91,697,125,678.165	98.225
Withheld	1,657,437,703.277	1.775
TOTAL	93,354,563,357.449	100.000
Michael E. Wiley
Affirmative	91,506,805,575.815	98.021
Withheld	1,847,757,759.985	1.979
TOTAL	93,354,563,357.449	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	2,829,642,448.733	60.988
Against	1,321,421,649.765	28.481
Abstain	378,426,001.590	8.156
Broker Non-Vote	110,160,981.036	2.374
TOTAL	4,639,651,081.124	100.000

PROPOSAL 5

A shareholder proposal to institute procedures to avoid holding investments in companies that contribute to genocide or crimes against humanity.

	# of Votes	% of Votes
Affirmative	1,135,323,469.370	24.470
Against	3,141,555,400.577	67.711
Abstain	248,012,762.335	5.346
Broker Non-Vote	114,759,448.841	2.473
TOTAL	4,639,651,081.124	100.000
Proposal 1 reflects trust wide proposal and voting results.
Proposals 2 and 5 were not approved by shareholders.

IGI-ANN-1220
1.807258.116

Fidelity's Broadly Diversified International Equity Funds

Fidelity® Diversified International Fund

Fidelity® International Capital Appreciation Fund

Fidelity® Overseas Fund

Fidelity® Worldwide Fund

Annual Report

October 31, 2020

Includes Fidelity and Fidelity Advisor share classes

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Fidelity® Diversified International Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® International Capital Appreciation Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® Overseas Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® Worldwide Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Reports of Independent Registered Accounting Firms
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Fidelity® Diversified International Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2020	Past 1 year	Past 5 years	Past 10 years
Fidelity® Diversified International Fund	9.07%	6.29%	6.32%
Class K	9.22%	6.42%	6.46%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Diversified International Fund, a class of the fund, on October 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Period Ending Values
$18,449	Fidelity® Diversified International Fund
$14,800	MSCI EAFE Index

Fidelity® Diversified International Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned -2.46% for the 12 months ending October 31, 2020, in what was a bumpy ride for non-U.S. equities, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a sharp upturn. Declared a pandemic on March 11, the crisis and containment efforts caused broad contraction in economic activity, elevated volatility and dislocation in financial markets. A historically rapid and expansive monetary- and fiscal-policy response around the world provided a partial offset to the economic disruption. Other supporting factors included resilient corporate earnings and near-term potential for a COVID-19 vaccine breakthrough. This was evident in the index’s 12.28% gain in the final six months of the year. Currency fluctuation generally boosted foreign developed-markets equities for the year, while the reverse was true for emerging-markets stocks. Late in the period, the index was pressured by a second wave of COVID-19 cases in some regions, and stretched valuations and crowded positioning in big tech. For the full year, the U.K. (-22%), Asia Pacific ex Japan (-8%), Canada (-5%) and Europe ex U.K. (-4%) notably lagged. Emerging markets (+9%) and Japan (+1%) outperformed. By sector, energy (-38%), financials and real estate (-20% each) lagged, whereas information technology (+ 25%) and communication services (+15%) topped the index.

Comments from Portfolio Manager Bill Bower:  For the fiscal year ending October 31, 2020, the fund's share classes gained about 9%, outperforming the -6.69% result of the benchmark MSCI EAFE Index. From a regional standpoint, stock picks in Europe ex U.K. and an overweighting and security selection in emerging markets, specifically China, contributed most to the fund's relative result. Versus the benchmark, security selection was the primary contributor, especially within the industrials sector. Strong picks in consumer discretionary also helped, as did choices in communication services, especially within the media & entertainment industry. Not owning Royal Dutch Shell, a benchmark component that returned -55%, was the biggest individual relative contributor versus the benchmark. Another key contributor was our out-of-benchmark position in Tencent Holdings (+87%). The fund's non-benchmark stake in Alibaba Group Holding gained roughly 72%. Conversely, an underweighting in Japan hindered the fund's relative result. By sector, the primary detractor from performance versus the benchmark was an underweighting in utilities. An underweighting in the consumer staples sector, as well as stock picks within the household & personal products industry, also hindered relative performance. The fund's biggest individual relative detractor was an underweighting in Nestle, which gained 8% the past year. The company was still among the fund's largest holdings at period end. Also hindering performance was our lighter-than-benchmark stake in SoftBank Group, which gained 69%. Softbank was not held at period end. The fund's non-benchmark stake in Axis Bank, a position not held at period end, returned -57%. Notable changes in positioning include increased exposure to Switzerland and a lower allocation to Netherlands. By sector, meaningful changes in positioning include increased exposure to communication services and a lower allocation to financials.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Diversified International Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2020
Japan	19.3%
United States of America*	9.8%
Germany	8.8%
Switzerland	8.7%
United Kingdom	7.5%
France	7.2%
Netherlands	5.8%
Cayman Islands	4.7%
India	3.5%
Other	24.7%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2020

% of fund's net assets
Stocks	95.2
Short-Term Investments and Net Other Assets (Liabilities)	4.8

Top Ten Stocks as of October 31, 2020

% of fund's net assets
Nestle SA (Reg. S) (Switzerland, Food Products)	2.8
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.5
ASML Holding NV (Netherlands, Semiconductors & Semiconductor Equipment)	2.4
Hoya Corp. (Japan, Health Care Equipment & Supplies)	1.9
Keyence Corp. (Japan, Electronic Equipment & Components)	1.8
SAP SE (Germany, Software)	1.6
Sony Corp. (Japan, Household Durables)	1.6
AIA Group Ltd. (Hong Kong, Insurance)	1.6
Reliance Industries Ltd. (India, Oil, Gas & Consumable Fuels)	1.6
London Stock Exchange Group PLC (United Kingdom, Capital Markets)	1.5
19.3

Top Market Sectors as of October 31, 2020

% of fund's net assets
Information Technology	16.6
Industrials	15.4
Health Care	14.4
Financials	11.8
Consumer Discretionary	11.4
Consumer Staples	8.6
Materials	5.6
Communication Services	5.6
Utilities	2.7
Energy	1.7

Fidelity® Diversified International Fund

Schedule of Investments October 31, 2020

Showing Percentage of Net Assets

Common Stocks - 95.0%
	Shares	Value
Australia - 0.8%
Aristocrat Leisure Ltd.	1,677,601	$33,781,401
CSL Ltd.	351,066	71,075,892

TOTAL AUSTRALIA		104,857,293

Bailiwick of Jersey - 1.2%
Experian PLC	2,446,208	89,614,135
Ferguson PLC	705,218	70,042,939

TOTAL BAILIWICK OF JERSEY		159,657,074

Belgium - 0.9%
KBC Groep NV	1,480,253	72,975,931
UCB SA	536,743	52,947,472

TOTAL BELGIUM		125,923,403

Bermuda - 1.5%
Credicorp Ltd. (United States)	232,718	26,688,100
Hiscox Ltd. (a)	2,780,610	29,697,198
IHS Markit Ltd.	947,950	76,660,717
Marvell Technology Group Ltd.	1,705,936	63,989,659

TOTAL BERMUDA		197,035,674

Canada - 2.2%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	2,776,611	85,509,532
Constellation Software, Inc.	60,974	64,007,826
Fairfax India Holdings Corp. (a)(b)	2,015,283	15,416,915
Franco-Nevada Corp.	408,472	55,673,970
Wheaton Precious Metals Corp.	1,435,330	65,868,105

TOTAL CANADA		286,476,348

Cayman Islands - 4.7%
Alibaba Group Holding Ltd. sponsored ADR (a)	625,282	190,517,173
Anta Sports Products Ltd.	4,412,719	48,552,716
JD.com, Inc. Class A	896,039	36,548,103
KE Holdings, Inc. ADR (a)	582,936	40,659,786
Li Ning Co. Ltd.	2,763,500	14,258,626
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	350,894	56,276,380
Tencent Holdings Ltd.	2,563,274	195,848,626
Zai Lab Ltd. ADR (a)	444,523	36,473,112

TOTAL CAYMAN ISLANDS		619,134,522

China - 0.7%
Kweichow Moutai Co. Ltd. (A Shares)	393,927	98,531,812
Denmark - 2.6%
DSV Panalpina A/S	921,695	149,241,916
GN Store Nord A/S	351,045	25,246,462
ORSTED A/S (b)	833,694	132,318,924
Vestas Wind Systems A/S	229,736	39,414,431

TOTAL DENMARK		346,221,733

France - 7.2%
Amundi SA (b)	918,863	60,249,658
Capgemini SA	762,220	88,008,513
Dassault Systemes SA	263,151	44,914,470
Legrand SA	998,684	73,834,687
LVMH Moet Hennessy Louis Vuitton SE	414,361	194,230,749
Pernod Ricard SA	555,072	89,470,701
Sanofi SA	2,005,666	181,098,394
Sartorius Stedim Biotech	81,960	31,080,055
SR Teleperformance SA	447,463	134,297,206
Worldline SA (a)(b)	713,497	52,883,203

TOTAL FRANCE		950,067,636

Germany - 8.8%
adidas AG	480,267	142,632,454
Allianz SE	604,746	106,394,190
Deutsche Borse AG	615,368	90,553,571
Deutsche Post AG	2,694,292	119,365,988
Hannover Reuck SE	476,473	69,199,057
Linde PLC	668,909	146,616,243
RWE AG	2,127,389	78,764,925
SAP SE	2,036,911	217,307,125
Symrise AG	715,312	88,182,377
Vonovia SE	1,569,544	100,209,283

TOTAL GERMANY		1,159,225,213

Hong Kong - 2.0%
AIA Group Ltd.	22,295,598	212,191,139
Techtronic Industries Co. Ltd.	4,379,769	58,415,752

TOTAL HONG KONG		270,606,891

India - 3.5%
HDFC Bank Ltd.	6,088,894	96,662,090
Housing Development Finance Corp. Ltd.	2,697,247	69,560,006
Kotak Mahindra Bank Ltd. (a)	3,782,705	78,471,009
Reliance Industries Ltd.	499,134	7,907,334
Reliance Industries Ltd.	7,487,012	206,343,701

TOTAL INDIA		458,944,140

Indonesia - 0.7%
PT Bank Central Asia Tbk	28,856,238	56,779,144
PT Bank Rakyat Indonesia Tbk	163,636,090	37,042,627

TOTAL INDONESIA		93,821,771

Ireland - 1.9%
Aon PLC	319,483	58,788,067
DCC PLC (United Kingdom)	81,936	5,332,880
Kerry Group PLC Class A	466,871	55,842,232
Kingspan Group PLC (Ireland)	806,070	70,268,388
Ryanair Holdings PLC (a)	465,300	6,411,503
Ryanair Holdings PLC sponsored ADR (a)	621,199	50,068,639

TOTAL IRELAND		246,711,709

Italy - 1.5%
Enel SpA	8,490,280	67,502,014
FinecoBank SpA	3,170,452	43,386,486
GVS SpA (b)	1,035,990	14,599,446
Recordati SpA	1,174,307	60,847,044
Reply SpA	171,603	18,446,841

TOTAL ITALY		204,781,831

Japan - 19.3%
Astellas Pharma, Inc.	1,542,017	21,145,588
Bandai Namco Holdings, Inc.	861,803	64,406,667
Daikin Industries Ltd.	702,761	131,509,956
Fast Retailing Co. Ltd.	65,505	45,692,480
Hoya Corp.	2,222,139	250,783,803
Iriso Electronics Co. Ltd.	196,307	7,474,250
Itochu Corp.	4,363,011	104,793,069
Kao Corp.	1,396,842	99,453,350
Keyence Corp.	522,527	237,134,508
KH Neochem Co. Ltd.	648,064	15,164,924
Minebea Mitsumi, Inc.	6,774,319	122,353,410
Misumi Group, Inc.	1,438,709	42,729,044
Murata Manufacturing Co. Ltd.	733,105	51,411,674
Nabtesco Corp.	566,783	21,174,018
Nexon Co. Ltd.	775,620	21,617,236
Nintendo Co. Ltd.	72,100	38,983,662
Nitori Holdings Co. Ltd.	551,739	113,413,637
NOF Corp.	366,244	13,764,302
Oracle Corp. Japan	269,538	26,937,653
ORIX Corp.	4,057,293	47,451,003
PALTAC Corp.	200,766	11,224,343
Park24 Co. Ltd.	157,087	2,121,909
Persol Holdings Co., Ltd.	2,711,853	41,074,272
Recruit Holdings Co. Ltd.	2,448,990	93,185,726
Relo Group, Inc.	539,902	12,956,987
Shin-Etsu Chemical Co. Ltd.	1,027,847	137,286,284
Shiseido Co. Ltd.	425,018	26,311,600
SMC Corp.	248,429	132,140,791
Sony Corp.	2,557,782	213,233,285
Tokyo Electron Ltd.	421,911	113,245,499
Tsuruha Holdings, Inc.	817,745	114,504,775
Welcia Holdings Co. Ltd.	2,017,814	79,080,810
Z Holdings Corp.	13,075,666	91,177,405

TOTAL JAPAN		2,544,937,920

Korea (South) - 1.8%
LG Chemical Ltd.	89,398	48,640,106
Samsung Electronics Co. Ltd.	2,194,620	110,071,925
SK Hynix, Inc.	1,060,920	75,099,587

TOTAL KOREA (SOUTH)		233,811,618

Luxembourg - 1.3%
B&M European Value Retail SA	18,921,214	118,836,274
Eurofins Scientific SA (a)	41,372	32,948,151
Globant SA (a)	109,234	19,728,753

TOTAL LUXEMBOURG		171,513,178

Netherlands - 5.8%
Adyen BV (a)(b)	20,527	34,500,633
ASML Holding NV	894,255	323,013,849
IMCD NV	94,500	10,946,510
JDE Peet's BV	1,019,691	36,340,043
Koninklijke Philips Electronics NV	2,616,764	121,200,071
NXP Semiconductors NV	921,146	124,465,248
Wolters Kluwer NV	1,417,878	114,899,653

TOTAL NETHERLANDS		765,366,007

New Zealand - 0.4%
Ryman Healthcare Group Ltd.	5,200,194	48,123,008
Norway - 1.2%
Adevinta ASA Class B (a)	3,241,013	50,075,096
NEL ASA (a)(c)	8,223,863	15,574,829
Schibsted ASA (A Shares)	2,281,543	93,014,464

TOTAL NORWAY		158,664,389

Spain - 1.7%
Cellnex Telecom SA (b)	2,182,114	140,081,916
Iberdrola SA	7,079,479	83,481,791

TOTAL SPAIN		223,563,707

Sweden - 1.2%
Hexagon AB (B Shares)	1,014,617	74,160,175
Indutrade AB (a)	1,345,758	68,267,909
Svenska Handelsbanken AB (A Shares) (a)	2,469,422	20,008,950

TOTAL SWEDEN		162,437,034

Switzerland - 8.7%
Dufry AG (a)(c)	923,804	34,959,375
Idorsia Ltd. (a)	240,480	6,304,749
Lonza Group AG	210,097	127,299,916
Nestle SA (Reg. S)	3,304,417	371,674,002
Roche Holding AG (participation certificate)	1,027,522	330,175,222
Sika AG	691,749	170,268,553
Sonova Holding AG Class B	209,467	49,685,449
Straumann Holding AG	12,868	13,416,007
Swiss Re Ltd.	574,628	41,197,497

TOTAL SWITZERLAND		1,144,980,770

Taiwan - 1.1%
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	1,685,509	141,363,640
United Kingdom - 7.5%
AstraZeneca PLC (United Kingdom)	1,858,788	186,632,542
Beazley PLC	5,301,402	20,191,821
Big Yellow Group PLC	2,164,163	30,840,405
Compass Group PLC	1,920,937	26,293,301
John David Group PLC	2,228,138	21,395,129
London Stock Exchange Group PLC	1,868,948	201,468,713
Ocado Group PLC (a)	2,201,187	64,903,275
Prudential PLC	5,693,963	69,640,033
Reckitt Benckiser Group PLC	838,747	73,883,997
RELX PLC (Euronext N.V.)	5,645,373	111,805,896
Rentokil Initial PLC (a)	11,621,597	79,193,397
S4 Capital PLC (a)	2,539,704	13,160,746
Smith & Nephew PLC	3,168,514	55,018,520
THG Holdings Ltd.	3,360,300	28,714,160

TOTAL UNITED KINGDOM		983,141,935

United States of America - 4.8%
Alphabet, Inc. Class C (a)	45,097	73,102,688
Danaher Corp.	205,844	47,249,432
IQVIA Holdings, Inc. (a)	464,366	71,507,720
Marsh & McLennan Companies, Inc.	613,559	63,478,814
MasterCard, Inc. Class A	321,324	92,746,959
Microsoft Corp.	333,019	67,426,357
NICE Systems Ltd. sponsored ADR (a)	270,580	61,762,591
Regeneron Pharmaceuticals, Inc. (a)	95,887	52,120,338
Visa, Inc. Class A	536,113	97,417,093

TOTAL UNITED STATES OF AMERICA		626,811,992

TOTAL COMMON STOCKS
(Cost $8,227,093,911)		12,526,712,248

Convertible Preferred Stocks - 0.2%
United States of America - 0.2%
Rivian Automotive, Inc. Series E (d)(e)
(Cost $19,081,790)	1,231,878	19,081,790

Money Market Funds - 4.7%
Fidelity Cash Central Fund 0.10% (f)	599,182,944	599,302,780
Fidelity Securities Lending Cash Central Fund 0.11% (f)(g)	18,708,310	18,710,181
TOTAL MONEY MARKET FUNDS
(Cost $617,985,931)		618,012,961
TOTAL INVESTMENT IN SECURITIES - 99.9%
(Cost $8,864,161,632)		13,163,806,999
NET OTHER ASSETS (LIABILITIES) - 0.1%		16,651,940
NET ASSETS - 100%		$13,180,458,939

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $450,050,695 or 3.4% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $19,081,790 or 0.2% of net assets.

 (e) Level 3 security

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Rivian Automotive, Inc. Series E	7/10/20	$19,081,790

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$2,529,902
Fidelity Securities Lending Cash Central Fund	671,885
Total	$3,201,787

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$717,061,839	$369,434,910	$347,626,929	$--
Consumer Discretionary	1,478,951,318	721,045,562	738,823,966	19,081,790
Consumer Staples	1,130,602,854	267,162,508	863,440,346	--
Energy	214,251,035	--	214,251,035	--
Financials	1,587,492,019	698,217,305	889,274,714	--
Health Care	1,886,978,393	494,425,437	1,392,552,956	--
Industrials	2,034,739,570	1,138,174,367	896,565,203	--
Information Technology	2,207,518,031	1,334,335,177	873,182,854	--
Materials	741,464,864	526,609,248	214,855,616	--
Real Estate	184,666,461	171,709,474	12,956,987	--
Utilities	362,067,654	294,565,640	67,502,014	--
Money Market Funds	618,012,961	618,012,961	--	--
Total Investments in Securities:	$13,163,806,999	$6,633,692,589	$6,511,032,620	$19,081,790

See accompanying notes which are an integral part of the financial statements.

Fidelity® Diversified International Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2020
Assets
Investment in securities, at value (including securities loaned of $18,351,619) — See accompanying schedule: Unaffiliated issuers (cost $8,246,175,701)	$12,545,794,038
Fidelity Central Funds (cost $617,985,931)	618,012,961
Total Investment in Securities (cost $8,864,161,632)		$13,163,806,999
Foreign currency held at value (cost $462,199)		462,199
Receivable for investments sold		35,348,232
Receivable for fund shares sold		9,560,160
Dividends receivable		41,389,301
Distributions receivable from Fidelity Central Funds		69,617
Prepaid expenses		22,483
Other receivables		2,650,607
Total assets		13,253,309,598
Liabilities
Payable for investments purchased	$20,678,155
Payable for fund shares redeemed	8,612,385
Accrued management fee	9,924,192
Other affiliated payables	1,574,352
Other payables and accrued expenses	13,351,481
Collateral on securities loaned	18,710,094
Total liabilities		72,850,659
Net Assets		$13,180,458,939
Net Assets consist of:
Paid in capital		$8,780,672,916
Total accumulated earnings (loss)		4,399,786,023
Net Assets		$13,180,458,939
Net Asset Value and Maximum Offering Price
Diversified International:
Net Asset Value, offering price and redemption price per share ($9,419,191,954 ÷ 226,352,680 shares)		$41.61
Class K:
Net Asset Value, offering price and redemption price per share ($3,761,266,985 ÷ 90,504,895 shares)		$41.56

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2020
Investment Income
Dividends		$181,945,616
Income from Fidelity Central Funds (including $671,885 from security lending)		3,201,787
Income before foreign taxes withheld		185,147,403
Less foreign taxes withheld		(17,354,779)
Total income		167,792,624
Expenses
Management fee
Basic fee	$84,332,418
Performance adjustment	27,275,043
Transfer agent fees	15,761,652
Accounting fees	1,887,879
Custodian fees and expenses	1,179,538
Independent trustees' fees and expenses	73,128
Registration fees	146,370
Audit	109,796
Legal	23,807
Miscellaneous	196,718
Total expenses before reductions	130,986,349
Expense reductions	(1,340,770)
Total expenses after reductions		129,645,579
Net investment income (loss)		38,147,045
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	471,353,940
Fidelity Central Funds	(15,536)
Forward foreign currency contracts	(63,398)
Foreign currency transactions	(1,703,554)
Total net realized gain (loss)		469,571,452
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $1,583,058)	594,308,466
Fidelity Central Funds	(1)
Forward foreign currency contracts	(83)
Assets and liabilities in foreign currencies	1,871,529
Total change in net unrealized appreciation (depreciation)		596,179,911
Net gain (loss)		1,065,751,363
Net increase (decrease) in net assets resulting from operations		$1,103,898,408

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2020	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$38,147,045	$194,597,492
Net realized gain (loss)	469,571,452	264,127,258
Change in net unrealized appreciation (depreciation)	596,179,911	1,508,654,754
Net increase (decrease) in net assets resulting from operations	1,103,898,408	1,967,379,504
Distributions to shareholders	(182,593,177)	(905,624,719)
Share transactions - net increase (decrease)	(722,178,785)	(2,354,610,292)
Total increase (decrease) in net assets	199,126,446	(1,292,855,507)
Net Assets
Beginning of period	12,981,332,493	14,274,188,000
End of period	$13,180,458,939	$12,981,332,493

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Diversified International Fund

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$38.67	$35.72	$41.39	$34.28	$36.07
Income from Investment Operations
Net investment income (loss)A	.10	.50	.50	.41	.39
Net realized and unrealized gain (loss)	3.37	4.77	(4.05)	7.15	(1.71)
Total from investment operations	3.47	5.27	(3.55)	7.56	(1.32)
Distributions from net investment income	(.53)	(.43)	(.43)	(.38)	(.33)B
Distributions from net realized gain	–	(1.89)	(1.69)	(.07)	(.14)B
Total distributions	(.53)	(2.32)	(2.12)	(.45)	(.47)
Redemption fees added to paid in capitalA	–	–	–	–C	–C
Net asset value, end of period	$41.61	$38.67	$35.72	$41.39	$34.28
Total ReturnD	9.07%	16.02%	(9.05)%	22.38%	(3.70)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.05%	.75%	.81%	.94%	1.05%
Expenses net of fee waivers, if any	1.05%	.75%	.80%	.94%	1.05%
Expenses net of all reductions	1.04%	.75%	.79%	.93%	1.05%
Net investment income (loss)	.26%	1.42%	1.27%	1.10%	1.15%
Supplemental Data
Net assets, end of period (000 omitted)	$9,419,192	$8,734,682	$9,275,299	$11,349,633	$10,990,703
Portfolio turnover rateG,H	29%	37%	30%	37%	24%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Diversified International Fund Class K

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$38.61	$35.68	$41.35	$34.25	$36.04
Income from Investment Operations
Net investment income (loss)A	.15	.55	.55	.45	.44
Net realized and unrealized gain (loss)	3.37	4.74	(4.05)	7.15	(1.71)
Total from investment operations	3.52	5.29	(3.50)	7.60	(1.27)
Distributions from net investment income	(.57)	(.47)	(.48)	(.43)	(.38)B
Distributions from net realized gain	–	(1.89)	(1.69)	(.07)	(.14)B
Total distributions	(.57)	(2.36)	(2.17)	(.50)	(.52)
Redemption fees added to paid in capitalA	–	–	–C	–C	–C
Net asset value, end of period	$41.56	$38.61	$35.68	$41.35	$34.25
Total ReturnD	9.22%	16.14%	(8.95)%	22.55%	(3.57)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.94%	.63%	.69%	.82%	.92%
Expenses net of fee waivers, if any	.94%	.63%	.69%	.81%	.92%
Expenses net of all reductions	.93%	.63%	.67%	.81%	.92%
Net investment income (loss)	.38%	1.54%	1.39%	1.22%	1.28%
Supplemental Data
Net assets, end of period (000 omitted)	$3,761,267	$4,246,651	$4,998,889	$8,498,740	$8,608,956
Portfolio turnover rateG,H	29%	37%	30%	37%	24%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2020

1. Organization.

Fidelity Diversified International Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Diversified International and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $1,918,896 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), redemptions in kind, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$4,487,777,781
Gross unrealized depreciation	(225,666,083)
Net unrealized appreciation (depreciation)	$4,262,111,698
Tax Cost	$8,901,695,301

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$9,159,574
Undistributed long-term capital gain	$139,864,807
Net unrealized appreciation (depreciation) on securities and other investments	$4,263,616,486

The tax character of distributions paid was as follows:

	October 31, 2020	October 31, 2019
Ordinary Income	$182,593,177	$ 172,128,327
Long-term Capital Gains	–	733,496,392
Total	$182,593,177	$ 905,624,719

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Foreign Exchange Risk	Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Forward Foreign Currency Contracts. Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Forward foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are recorded as unrealized appreciation or (depreciation) and reflected in the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the closing value and the value at the time it was opened. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on forward foreign currency contracts during the period is presented in the Statement of Operations.

Any open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Diversified International Fund	3,578,795,585	4,433,740,161

Unaffiliated Redemptions In-Kind. During the period, 10,333,035 shares of the Fund were redeemed in-kind for investments and cash with a value of $388,760,021. The net realized gain of $142,444,028 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Unaffiliated Redemptions In-Kind. During the prior period, 18,179,740 shares of the Fund were redeemed in-kind for investments and cash with a value of $627,237,242. The Fund had a net realized gain of $175,534,803 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Diversified International as compared to its benchmark index, the MSCI EAFE Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .87% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Diversified International, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class K from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Diversified International	$14,063,000.16
Class K	1,698,652.04
	$15,761,652

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Diversified International Fund	.01

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Diversified International Fund	$12,502

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Affiliated Redemptions In-Kind. During the prior period, 14,735,066 shares of the Fund were redeemed in-kind for investments and cash with a value of $563,382,003. The Fund had a net realized gain of $187,169,018 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $4,023.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Diversified International Fund	$30,122

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Diversified International Fund	$32,770	$–	$–

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $1,285,055 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $2,113.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $53,602.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2020	Year ended October 31, 2019
Distributions to shareholders
Diversified International	$119,920,878	$589,277,164
Class K	62,672,299	316,347,555
Total	$182,593,177	$905,624,719

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2020	Year ended October 31, 2019	Year ended October 31, 2020	Year ended October 31, 2019
Diversified International
Shares sold	38,741,958	27,702,187	$1,486,815,140	$976,921,173
Reinvestment of distributions	2,775,559	16,919,211	108,718,654	546,998,101
Shares redeemed	(41,070,036)	(78,402,082)(a),(b)	(1,568,595,127)	(2,804,225,170)(a),(b)
Net increase (decrease)	447,481	(33,780,684)	$26,938,667	$(1,280,305,896)
Class K
Shares sold	24,863,226	17,427,136	$944,668,040	$617,045,574
Reinvestment of distributions	1,604,103	9,807,521	62,672,299	316,292,568
Shares redeemed	(45,948,568)(c)	(57,363,841)(a)	(1,756,457,791)(c)	(2,007,642,538)(a)
Net increase (decrease)	(19,481,239)	(30,129,184)	$(749,117,452)	$(1,074,304,396)

 (a) Amount includes in-kind redemptions (see the Prior Fiscal Year Unaffiliated Redemptions In-Kind note for additional details).

 (b) Amount includes in-kind redemptions (see the Prior Fiscal Year Affiliated Redemptions In-Kind note for additional details).

 (c) Amount includes in-kind redemptions (see the Unaffiliated Redemptions In-Kind note for additional details).

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers Fidelity International Fund was the owner of record of approximately 12% of the total outstanding shares of the Fund.

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Fidelity® International Capital Appreciation Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2020	Past 1 year	Past 5 years	Past 10 years
Fidelity® International Capital Appreciation Fund	13.35%	10.23%	9.23%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® International Capital Appreciation Fund on October 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

Period Ending Values
$24,178	Fidelity® International Capital Appreciation Fund
$14,220	MSCI ACWI (All Country World Index) ex USA Index

Fidelity® International Capital Appreciation Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned -2.46% for the 12 months ending October 31, 2020, in what was a bumpy ride for non-U.S. equities, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a sharp upturn. Declared a pandemic on March 11, the crisis and containment efforts caused broad contraction in economic activity, elevated volatility and dislocation in financial markets. A historically rapid and expansive monetary- and fiscal-policy response around the world provided a partial offset to the economic disruption. Other supporting factors included resilient corporate earnings and near-term potential for a COVID-19 vaccine breakthrough. This was evident in the index’s 12.28% gain in the final six months of the year. Currency fluctuation generally boosted foreign developed-markets equities for the year, while the reverse was true for emerging-markets stocks. Late in the period, the index was pressured by a second wave of COVID-19 cases in some regions, and stretched valuations and crowded positioning in big tech. For the full year, the U.K. (-22%), Asia Pacific ex Japan (-8%), Canada (-5%) and Europe ex U.K. (-4%) notably lagged. Emerging markets (+9%) and Japan (+1%) outperformed. By sector, energy (-38%), financials and real estate (-20% each) lagged, whereas information technology (+ 25%) and communication services (+15%) topped the index.

Comments from Portfolio Manager Sammy Simnegar:  For the fiscal year ending October 31, 2020, the fund gained 13.35%, outperforming the -2.46% result of the benchmark MSCI All Country World ex USA Index. From a regional standpoint, security selection in Europe ex U.K. and emerging markets contributed most to the fund's relative result. By sector, the top contributor to performance versus the benchmark was stock picking in industrials. An overweighting in information technology and security selection in consumer discretionary also bolstered performance. Our non-benchmark stake in MercadoLibre was the fund's largest individual relative contributor, driven by a 145% increase. Also boosting value was our outsized position in Wuliangye Yibin, which gained 60%. Wuliangye Yibin was not held at period end. Another notable relative contributor was our overweighting in Orsted (+91%), a position we established this period. In contrast, an underweighting in emerging markets and an overweighting Europe ex U.K., primarily driven by France, hindered the portfolio's relative return. In terms of sectors, the largest detractor from performance versus the benchmark was an overweighting in industrials. Weak picks among information technology stocks also hindered relative performance. Further weighing on the fund's relative result was an underweighting in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry. The fund's biggest individual relative detractor was our outsized stake in Capitec Bank Holdings, which returned -62%. This is a position that was sold the past year. Also hindering performance was our overweighting in MTU Aero Engines, which returned roughly -63%. MTU Aero Engines was not held at period end. Also hampering performance was our outsized stake in Aristocrat Leisure, which returned approximately -58%. Aristocrat Leisure was not held at period end. Notable changes in positioning include a higher allocation to U.S. and China. By sector, meaningful changes in positioning include a lower allocation to consumer staples and financials.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® International Capital Appreciation Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2020
United States of America*	13.6%
Cayman Islands	12.7%
Japan	10.8%
France	8.0%
Switzerland	6.8%
Germany	6.0%
Netherlands	4.9%
Korea (South)	4.8%
United Kingdom	4.7%
Other	27.7%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2020

% of fund's net assets
Stocks	99.6
Short-Term Investments and Net Other Assets (Liabilities)	0.4

Top Ten Stocks as of October 31, 2020

% of fund's net assets
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	3.5
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	3.0
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	2.5
Nestle SA (Reg. S) (Switzerland, Food Products)	2.3
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	2.1
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	1.5
Meituan Class B (Cayman Islands, Internet & Direct Marketing Retail)	1.5
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	1.4
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	1.4
Sony Corp. (Japan, Household Durables)	1.3
20.5

Top Market Sectors as of October 31, 2020

% of fund's net assets
Information Technology	21.3
Consumer Discretionary	17.6
Industrials	15.2
Communication Services	11.4
Health Care	8.0
Financials	6.2
Consumer Staples	6.0
Utilities	5.6
Materials	5.5
Real Estate	1.7

Fidelity® International Capital Appreciation Fund

Schedule of Investments October 31, 2020

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value
Bailiwick of Jersey - 1.7%
Experian PLC	1,082,164	$39,643,886
Ferguson PLC	378,800	37,622,785

TOTAL BAILIWICK OF JERSEY		77,266,671

Bermuda - 0.8%
IHS Markit Ltd.	442,800	35,809,236
Canada - 4.5%
Canadian National Railway Co.	479,174	47,600,900
Canadian Pacific Railway Ltd.	144,091	43,059,664
Constellation Software, Inc.	37,094	38,939,651
Thomson Reuters Corp.	491,500	38,211,792
Waste Connection, Inc. (Canada)	354,452	35,133,927

TOTAL CANADA		202,945,934

Cayman Islands - 12.7%
Alibaba Group Holding Ltd. sponsored ADR (a)	521,124	158,781,272
JD.com, Inc. sponsored ADR (a)	651,600	53,118,432
Meituan Class B (a)	1,804,000	67,063,889
NetEase, Inc. ADR	476,500	41,355,435
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	260,776	41,823,255
Sea Ltd. ADR (a)	227,700	35,908,290
Shenzhou International Group Holdings Ltd.	2,266,000	39,138,007
Tencent Holdings Ltd.	1,751,400	133,816,862

TOTAL CAYMAN ISLANDS		571,005,442

China - 0.8%
Kweichow Moutai Co. Ltd. (A Shares)	151,100	37,794,203
Denmark - 3.1%
DSV Panalpina A/S	270,800	43,848,248
Novo Nordisk A/S Series B	858,500	54,742,819
ORSTED A/S (b)	267,400	42,440,128

TOTAL DENMARK		141,031,195

France - 8.0%
Air Liquide SA	338,410	49,463,215
Dassault Systemes SA	227,857	38,890,509
Hermes International SCA	43,991	40,936,060
Kering SA	68,562	41,402,605
L'Oreal SA	153,671	49,664,242
LVMH Moet Hennessy Louis Vuitton SE	137,060	64,246,554
SR Teleperformance SA	125,754	37,742,586
Worldline SA (a)(b)	512,400	37,978,230

TOTAL FRANCE		360,324,001

Germany - 6.0%
Delivery Hero AG (a)(b)	345,800	39,782,259
Deutsche Borse AG	229,800	33,815,880
Infineon Technologies AG	1,503,100	41,848,083
Merck KGaA	259,700	38,457,739
RWE AG	1,090,100	40,360,106
Symrise AG	280,500	34,579,536
Vonovia SE	671,800	42,891,818

TOTAL GERMANY		271,735,421

Hong Kong - 2.2%
AIA Group Ltd.	5,937,400	56,507,283
Techtronic Industries Co. Ltd.	3,155,500	42,086,901

TOTAL HONG KONG		98,594,184

India - 2.0%
HDFC Bank Ltd.	2,502,864	39,733,335
Reliance Industries Ltd.	1,909,077	52,614,583

TOTAL INDIA		92,347,918

Indonesia - 0.9%
PT Bank Central Asia Tbk	19,930,900	39,217,151
Ireland - 1.8%
Flutter Entertainment PLC (Ireland)	252,100	43,909,116
Linde PLC	161,000	35,474,740

TOTAL IRELAND		79,383,856

Italy - 1.1%
Enel SpA	6,208,200	49,358,326
Japan - 10.8%
Daikin Industries Ltd.	237,300	44,406,722
Hoya Corp.	400,000	45,142,775
Keyence Corp.	111,260	50,492,291
Nitori Holdings Co. Ltd.	185,500	38,130,764
Olympus Corp.	2,028,000	38,824,198
Recruit Holdings Co. Ltd.	1,159,900	44,134,979
SMC Corp.	73,600	39,148,257
Sony Corp.	733,600	61,157,651
Tokyo Electron Ltd.	168,300	45,173,550
Unicharm Corp.	859,900	39,788,346
Z Holdings Corp.	5,724,700	39,918,677

TOTAL JAPAN		486,318,210

Korea (South) - 4.8%
LG Chemical Ltd.	75,860	41,274,284
NAVER Corp.	161,570	41,250,373
Samsung Electronics Co. Ltd.	1,837,210	92,145,903
Samsung SDI Co. Ltd.	102,530	40,301,672

TOTAL KOREA (SOUTH)		214,972,232

Luxembourg - 0.8%
Spotify Technology SA (a)	148,600	35,647,654
Netherlands - 4.9%
ASML Holding NV (Netherlands)	189,560	68,583,397
Ferrari NV	206,847	36,894,502
Takeaway.com Holding BV (a)(b)	323,800	36,021,898
Wolters Kluwer NV	472,000	38,249,156
Yandex NV Series A (a)	689,800	39,711,786

TOTAL NETHERLANDS		219,460,739

Portugal - 0.8%
Energias de Portugal SA	7,530,009	37,113,899
Spain - 2.0%
Cellnex Telecom SA (b)	654,116	41,991,309
Iberdrola SA	4,143,417	48,859,510

TOTAL SPAIN		90,850,819

Sweden - 2.7%
Atlas Copco AB (A Shares)	977,300	43,151,709
Hexagon AB (B Shares)	569,000	41,589,230
Swedish Match Co. AB	521,100	39,271,067

TOTAL SWEDEN		124,012,006

Switzerland - 6.8%
Alcon, Inc. (Switzerland) (a)	652,000	37,045,859
Givaudan SA	9,608	39,146,614
Lonza Group AG	73,266	44,392,617
Nestle SA (Reg. S)	931,330	104,754,074
Partners Group Holding AG	42,259	38,095,086
Sika AG	185,816	45,737,141

TOTAL SWITZERLAND		309,171,391

Taiwan - 2.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	7,459,000	112,830,550
United Kingdom - 4.7%
Ashtead Group PLC	1,071,500	38,867,591
AstraZeneca PLC (United Kingdom)	613,900	61,638,938
Atlassian Corp. PLC (a)	190,600	36,522,772
Aveva Group PLC	582,600	32,379,131
London Stock Exchange Group PLC	379,800	40,941,651

TOTAL UNITED KINGDOM		210,350,083

United States of America - 13.2%
Adobe, Inc. (a)	77,700	34,739,670
Alphabet, Inc. Class A (a)	22,000	35,554,420
American Tower Corp.	152,400	34,998,660
Autodesk, Inc. (a)	147,200	34,671,488
Charter Communications, Inc. Class A (a)	58,100	35,081,942
MasterCard, Inc. Class A	120,224	34,701,455
MercadoLibre, Inc. (a)	29,700	36,057,285
Microsoft Corp.	168,000	34,014,960
Netflix, Inc. (a)	71,300	33,920,262
NextEra Energy, Inc.	482,568	35,328,803
NICE Systems Ltd. sponsored ADR (a)(c)	180,745	41,256,854
NVIDIA Corp.	65,200	32,688,672
Roper Technologies, Inc.	96,900	35,982,846
S&P Global, Inc.	102,800	33,176,644
SolarEdge Technologies, Inc. (a)	126,400	32,572,016
Thermo Fisher Scientific, Inc.	75,500	35,720,560
Visa, Inc. Class A	196,812	35,762,709

TOTAL UNITED STATES OF AMERICA		596,229,246

TOTAL COMMON STOCKS
(Cost $3,500,414,087)		4,493,770,367

Money Market Funds - 2.4%
Fidelity Cash Central Fund 0.10% (d)	90,349,221	90,367,291
Fidelity Securities Lending Cash Central Fund 0.11% (d)(e)	19,329,214	19,331,147
TOTAL MONEY MARKET FUNDS
(Cost $109,698,438)		109,698,438
TOTAL INVESTMENT IN SECURITIES - 102.0%
(Cost $3,610,112,525)		4,603,468,805
NET OTHER ASSETS (LIABILITIES) - (2.0)%		(89,126,111)
NET ASSETS - 100%		$4,514,342,694

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $198,213,824 or 4.4% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$285,893
Fidelity Securities Lending Cash Central Fund	90,662
Total	$376,555

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$514,157,010	$299,171,098	$214,985,912	$--
Consumer Discretionary	798,463,549	634,928,580	163,534,969	--
Consumer Staples	271,271,932	39,271,067	232,000,865	--
Energy	52,614,583	--	52,614,583	--
Financials	281,487,030	105,087,610	176,399,420	--
Health Care	355,965,505	111,224,158	244,741,347	--
Industrials	684,701,185	479,744,556	204,956,629	--
Information Technology	958,082,793	506,707,347	451,375,446	--
Materials	245,675,530	204,401,246	41,274,284	--
Real Estate	77,890,478	77,890,478	--	--
Utilities	253,460,772	204,102,446	49,358,326	--
Money Market Funds	109,698,438	109,698,438	--	--
Total Investments in Securities:	$4,603,468,805	$2,772,227,024	$1,831,241,781	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity® International Capital Appreciation Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2020
Assets
Investment in securities, at value (including securities loaned of $18,877,102) — See accompanying schedule: Unaffiliated issuers (cost $3,500,414,087)	$4,493,770,367
Fidelity Central Funds (cost $109,698,438)	109,698,438
Total Investment in Securities (cost $3,610,112,525)		$4,603,468,805
Foreign currency held at value (cost $8,214,053)		8,214,053
Receivable for investments sold		33,130,960
Receivable for fund shares sold		4,619,160
Dividends receivable		6,489,223
Distributions receivable from Fidelity Central Funds		7,789
Prepaid expenses		6,965
Other receivables		1,427,434
Total assets		4,657,364,389
Liabilities
Payable for investments purchased	$114,889,177
Payable for fund shares redeemed	2,161,219
Accrued management fee	3,142,281
Other affiliated payables	706,762
Other payables and accrued expenses	2,791,131
Collateral on securities loaned	19,331,125
Total liabilities		143,021,695
Net Assets		$4,514,342,694
Net Assets consist of:
Paid in capital		$3,467,836,240
Total accumulated earnings (loss)		1,046,506,454
Net Assets		$4,514,342,694
Net Asset Value, offering price and redemption price per share ($4,514,342,694 ÷ 183,739,718 shares)		$24.57

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2020
Investment Income
Dividends		$53,918,515
Income from Fidelity Central Funds (including $90,662 from security lending)		376,555
Income before foreign taxes withheld		54,295,070
Less foreign taxes withheld		(5,002,667)
Total income		49,292,403
Expenses
Management fee
Basic fee	$26,902,173
Performance adjustment	5,278,156
Transfer agent fees	6,149,571
Accounting fees	1,514,760
Custodian fees and expenses	565,503
Independent trustees' fees and expenses	21,580
Registration fees	200,594
Audit	95,795
Legal	11,106
Interest	7,192
Miscellaneous	57,340
Total expenses before reductions	40,803,770
Expense reductions	(1,558,308)
Total expenses after reductions		39,245,462
Net investment income (loss)		10,046,941
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	53,348,691
Fidelity Central Funds	2,401
Foreign currency transactions	(1,068,592)
Total net realized gain (loss)		52,282,500
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $1,649,166)	403,997,930
Fidelity Central Funds	(21)
Assets and liabilities in foreign currencies	202,370
Total change in net unrealized appreciation (depreciation)		404,200,279
Net gain (loss)		456,482,779
Net increase (decrease) in net assets resulting from operations		$466,529,720

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2020	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$10,046,941	$21,808,052
Net realized gain (loss)	52,282,500	115,137,860
Change in net unrealized appreciation (depreciation)	404,200,279	391,442,046
Net increase (decrease) in net assets resulting from operations	466,529,720	528,387,958
Distributions to shareholders	(120,186,215)	(61,297,938)
Share transactions
Proceeds from sales of shares	1,441,046,707	1,248,280,152
Reinvestment of distributions	99,745,074	49,190,814
Cost of shares redeemed	(853,557,177)	(448,878,222)
Net increase (decrease) in net assets resulting from share transactions	687,234,604	848,592,744
Total increase (decrease) in net assets	1,033,578,109	1,315,682,764
Net Assets
Beginning of period	3,480,764,585	2,165,081,821
End of period	$4,514,342,694	$3,480,764,585
Other Information
Shares
Sold	64,137,836	60,147,411
Issued in reinvestment of distributions	4,470,868	2,708,745
Redeemed	(40,187,064)	(22,432,438)
Net increase (decrease)	28,421,640	40,423,718

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity International Capital Appreciation Fund

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$22.41	$18.84	$21.06	$16.81	$16.98
Income from Investment Operations
Net investment income (loss)A	.06	.17B	.11	.09	.12
Net realized and unrealized gain (loss)	2.86	3.93	(1.63)	4.27	(.03)
Total from investment operations	2.92	4.10	(1.52)	4.36	.09
Distributions from net investment income	(.13)	(.08)	(.07)	(.11)	(.07)
Distributions from net realized gain	(.62)	(.45)	(.63)	–	(.19)
Total distributions	(.76)C	(.53)	(.70)	(.11)	(.26)
Redemption fees added to paid in capitalA	–	–	–	–D	–D
Net asset value, end of period	$24.57	$22.41	$18.84	$21.06	$16.81
Total ReturnE	13.35%	22.45%	(7.51)%	26.13%	.53%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.03%	1.01%	1.06%	1.12%	1.14%
Expenses net of fee waivers, if any	1.03%	1.01%	1.06%	1.12%	1.14%
Expenses net of all reductions	.99%	1.00%	1.01%	1.10%	1.12%
Net investment income (loss)	.25%	.81%B	.54%	.50%	.69%
Supplemental Data
Net assets, end of period (000 omitted)	$4,514,343	$3,480,765	$2,165,082	$2,112,031	$1,782,912
Portfolio turnover rateH	135%	131%I	157%I	178%I	167%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Such dividends are not annualized in the ratio of net investment income (loss) to average net assets. Excluding such non-recurring dividend(s) the ratio of net investment income (loss) to average net assets would have been .40%.

 C Total distributions per share do not sum due to rounding.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2020

1. Organization.

Fidelity International Capital Appreciation Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,034,721,297
Gross unrealized depreciation	(51,489,250)
Net unrealized appreciation (depreciation)	$983,232,047
Tax Cost	$3,620,236,758

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$8,889,250
Undistributed long-term capital gain	$56,903,414
Net unrealized appreciation (depreciation) on securities and other investments	$983,313,676

The tax character of distributions paid was as follows:

	October 31, 2020	October 31, 2019
Ordinary Income	$21,331,063	$ 9,527,582
Long-term Capital Gains	98,855,152	51,770,356
Total	$120,186,215	$ 61,297,938

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity International Capital Appreciation Fund	5,894,414,888	5,245,348,843

Prior Fiscal Year Unaffiliated Redemptions In-Kind. During the prior period, 478,492 shares of the Fund were redeemed in-kind for investments and cash with a value of $9,668,871. The Fund had a net realized gain of $2,622,350 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to its benchmark index, the MSCI All Country World ex USA Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .81% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .16% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity International Capital Appreciation Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity International Capital Appreciation Fund	$27,660

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity International Capital Appreciation Fund	Borrower	$17,206,406.47%		$7,192

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity International Capital Appreciation Fund	$8,995

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity International Capital Appreciation Fund	$1,648	$–	$–

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $1,542,976 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $465.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $14,867.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers Fidelity International Fund was the owner of record of approximately 30% of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 35% of the total outstanding shares of the Fund.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Fidelity® Overseas Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2020	Past 1 year	Past 5 years	Past 10 years
Fidelity® Overseas Fund	4.25%	6.48%	7.18%
Class K	4.36%	6.61%	7.33%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Overseas Fund, a class of the fund, on October 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Period Ending Values
$20,009	Fidelity® Overseas Fund
$14,800	MSCI EAFE Index

Fidelity® Overseas Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned -2.46% for the 12 months ending October 31, 2020, in what was a bumpy ride for non-U.S. equities, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a sharp upturn. Declared a pandemic on March 11, the crisis and containment efforts caused broad contraction in economic activity, elevated volatility and dislocation in financial markets. A historically rapid and expansive monetary- and fiscal-policy response around the world provided a partial offset to the economic disruption.Other supporting factors included resilient corporate earnings and near-term potential for a COVID-19 vaccine breakthrough. This was evident in the index’s 12.28% gain in the final six months of the year. Currency fluctuation generally boosted foreign developed-markets equities for the year, while the reverse was true for emerging-markets stocks. Late in the period, the index was pressured by a second wave of COVID-19 cases in some regions, and stretched valuations and crowded positioning in big tech. For the full year, the U.K. (-22%), Asia Pacific ex Japan (-8%), Canada (-5%) and Europe ex U.K. (-4%) notably lagged. Emerging markets (+9%) and Japan (+1%) outperformed. By sector, energy (-38%), financials and real estate (-20% each) lagged, whereas information technology (+ 25%) and communication services (+15%) topped the index.

Comments from Portfolio Manager Vincent Montemaggiore:  For the fiscal year ending October 31, 2020, the fund's share classes gained about 4%, outperforming the -6.69% result of the benchmark MSCI EAFE Index. From a regional standpoint, an overweighting and stock picks in Europe ex U.K. and security selection in the U.K. and Japan contributed most to the fund's relative result. By sector, the primary contributor to performance versus the benchmark was our stock picks in industrials. Strong stock choices in the financials sector, especially within the banks industry, also helped. Also bolstering the fund's relative result was an overweighting in information technology. Not owning Royal Dutch Shell, a benchmark component that returned -55%, was the biggest individual contributor versus the benchmark. Also boosting value was our overweighting in DSV Panalpina, which gained roughly 68%. DSV Panalpina was among the largest holdings as of October 31. The fund's non-benchmark stake in Indutrade gained about 65%. Conversely, an underweighting in Japan hindered the fund's relative result. By sector, the primary detractor from performance versus the benchmark was our security selection in information technology. Also hampering the fund's relative result was an underweighting in utilities and materials. The biggest individual relative detractor was an overweight position in Compass Group (-48%). Our second-largest relative detractor this period was avoiding Softbank, a benchmark component that gained 69%. Another key detractor was our out-of-benchmark position in IRB Brasil Russeguros (-52%), a position not held at period end. Notable changes in positioning include increased exposure to Sweden and a lower allocation to Germany. By sector, notable changes include increased exposure to information technology and a lower allocation to consumer staples.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Overseas Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2020
Japan	16.7%
France	10.9%
Switzerland	10.8%
United Kingdom	10.0%
United States of America*	9.7%
Netherlands	7.4%
Sweden	5.9%
Germany	5.2%
Spain	2.3%
Other	21.1%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2020

% of fund's net assets
Stocks	96.4
Short-Term Investments and Net Other Assets (Liabilities)	3.6

Top Ten Stocks as of October 31, 2020

% of fund's net assets
Nestle SA (Reg. S) (Switzerland, Food Products)	3.0
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.3
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	1.9
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	1.8
AIA Group Ltd. (Hong Kong, Insurance)	1.6
Iberdrola SA (Spain, Electric Utilities)	1.5
Hoya Corp. (Japan, Health Care Equipment & Supplies)	1.5
Sony Corp. (Japan, Household Durables)	1.4
DSV Panalpina A/S (Denmark, Air Freight & Logistics)	1.4
London Stock Exchange Group PLC (United Kingdom, Capital Markets)	1.3
17.7

Top Market Sectors as of October 31, 2020

% of fund's net assets
Industrials	17.9
Information Technology	17.5
Financials	16.0
Health Care	15.2
Consumer Staples	10.3
Consumer Discretionary	9.8
Materials	3.8
Communication Services	2.1
Utilities	1.5
Real Estate	1.5

Fidelity® Overseas Fund

Schedule of Investments October 31, 2020

Showing Percentage of Net Assets

Common Stocks - 96.4%
	Shares	Value
Austria - 0.3%
Erste Group Bank AG	990,600	$20,282,086
Bailiwick of Jersey - 1.3%
Experian PLC	1,598,579	58,562,181
Sanne Group PLC	4,819,178	37,834,065

TOTAL BAILIWICK OF JERSEY		96,396,246

Belgium - 0.6%
KBC Groep NV	946,654	46,669,696
Bermuda - 2.1%
Credicorp Ltd. (United States)	195,100	22,374,068
Genpact Ltd.	973,500	33,459,195
Hiscox Ltd. (a)	2,668,713	28,502,127
IHS Markit Ltd.	790,000	63,887,300

TOTAL BERMUDA		148,222,690

Canada - 1.0%
Constellation Software, Inc.	65,000	68,234,144
Cayman Islands - 0.8%
Alibaba Group Holding Ltd. sponsored ADR (a)	197,300	60,115,337
China - 0.5%
Gree Electric Appliances, Inc. of Zhuhai (A Shares)	3,686,000	32,351,447
Denmark - 1.4%
DSV Panalpina A/S	608,800	98,577,597
Finland - 0.7%
Nordea Bank ABP (Stockholm Stock Exchange)	6,410,800	48,114,775
France - 10.9%
ALTEN (a)	459,856	36,766,969
Amundi SA (b)	523,506	34,326,181
BNP Paribas SA (a)	1,147,400	40,015,324
Capgemini SA	584,933	67,538,353
Dassault Systemes SA	314,300	53,644,553
Edenred SA	1,231,479	57,427,050
Kering SA	105,626	63,784,481
Legrand SA	805,900	59,581,784
LVMH Moet Hennessy Louis Vuitton SE	283,063	132,685,119
Pernod Ricard SA	401,300	64,684,567
Sanofi SA	961,200	86,790,012
SR Teleperformance SA	292,766	87,867,948

TOTAL FRANCE		785,112,341

Germany - 5.2%
adidas AG	258,342	76,723,892
Allianz SE	381,500	67,118,069
Deutsche Borse AG	399,200	58,743,688
Hannover Reuck SE	375,200	54,490,992
SAP SE	393,045	41,931,866
Vonovia SE	1,115,100	71,194,800

TOTAL GERMANY		370,203,307

Hong Kong - 1.6%
AIA Group Ltd.	11,975,400	113,971,994
India - 1.4%
HDFC Bank Ltd.	2,623,200	41,643,687
Reliance Industries Ltd.	2,079,600	57,314,234
Reliance Industries Ltd.	140,753	2,229,824

TOTAL INDIA		101,187,745

Indonesia - 0.3%
PT Bank Rakyat Indonesia Tbk	92,972,500	21,046,370
Ireland - 2.1%
DCC PLC (United Kingdom)	265,430	17,275,756
Kerry Group PLC Class A	447,748	53,554,939
Linde PLC	191,300	42,151,042
United Drug PLC (United Kingdom)	3,744,303	35,192,152

TOTAL IRELAND		148,173,889

Italy - 1.8%
FinecoBank SpA	3,649,600	49,943,453
GVS SpA (b)	522,300	7,360,390
Recordati SpA	1,381,730	71,594,724

TOTAL ITALY		128,898,567

Japan - 16.7%
A/S One Corp.	153,700	22,212,616
Astellas Pharma, Inc.	2,845,200	39,016,059
Curves Holdings Co. Ltd.	1,062,250	6,526,457
Daikin Industries Ltd.	345,000	64,560,974
Elecom Co. Ltd.	611,350	30,616,683
Hoya Corp.	923,000	104,166,954
Iriso Electronics Co. Ltd.	496,500	18,903,886
IT Holdings Corp.	1,240,600	23,726,652
Kao Corp.	809,300	57,621,117
Keyence Corp.	182,060	82,622,924
KH Neochem Co. Ltd.	1,022,650	23,930,367
Koshidaka Holdings Co. Ltd.	1,062,250	3,973,701
Nexon Co. Ltd.	1,898,600	52,915,712
Nitori Holdings Co. Ltd.	259,600	53,362,514
NOF Corp.	946,200	35,560,399
Olympus Corp.	2,094,800	40,103,023
Oracle Corp. Japan	240,200	24,005,610
Otsuka Corp.	358,800	16,487,459
Persol Holdings Co., Ltd.	2,264,500	34,298,574
Recruit Holdings Co. Ltd.	1,711,700	65,131,343
Relo Group, Inc.	1,359,400	32,623,936
S Foods, Inc.	604,100	20,119,979
SMC Corp.	127,300	67,711,591
Sony Corp.	1,212,300	101,065,185
Suzuki Motor Corp.	944,400	40,559,810
Tokyo Electron Ltd.	293,200	78,698,067
Tsuruha Holdings, Inc.	426,500	59,720,679

TOTAL JAPAN		1,200,242,271

Kenya - 0.4%
Safaricom Ltd.	98,250,200	27,858,627
Korea (South) - 1.2%
LG Chemical Ltd.	74,990	40,800,930
Samsung Electronics Co. Ltd.	903,970	45,338,928

TOTAL KOREA (SOUTH)		86,139,858

Mexico - 0.2%
Grupo Financiero Banorte S.A.B. de CV Series O (a)	3,367,500	15,002,652
Netherlands - 7.4%
ASM International NV (Netherlands)	222,200	31,778,826
ASML Holding NV (Netherlands)	360,900	130,574,741
BE Semiconductor Industries NV	648,600	26,204,548
Euronext NV (b)	358,800	37,420,833
IMCD NV	706,424	81,829,393
JDE Peet's BV	1,671,706	59,576,743
Koninklijke Philips Electronics NV	1,903,398	88,159,258
Wolters Kluwer NV	949,600	76,952,115

TOTAL NETHERLANDS		532,496,457

New Zealand - 0.5%
EBOS Group Ltd.	2,243,701	38,191,013
Norway - 1.0%
Adevinta ASA Class B (a)	1,480,971	22,881,662
Schibsted ASA (A Shares)	1,285,900	52,423,864

TOTAL NORWAY		75,305,526

South Africa - 0.9%
Naspers Ltd. Class N	333,000	65,010,779
Spain - 2.3%
Amadeus IT Holding SA Class A	1,193,857	56,993,543
Iberdrola SA	9,328,418	110,001,462

TOTAL SPAIN		166,995,005

Sweden - 5.9%
Addlife AB	3,592,872	54,031,976
AddTech AB (B Shares)	4,038,464	44,703,397
ASSA ABLOY AB (B Shares)	2,468,800	52,912,480
Atlas Copco AB (A Shares)	1,359,086	60,009,090
Hexagon AB (B Shares)	1,031,206	75,372,694
Indutrade AB (a)	1,525,867	77,404,518
Swedish Match Co. AB	793,200	59,777,030

TOTAL SWEDEN		424,211,185

Switzerland - 10.8%
Alcon, Inc. (a)	709,700	40,339,348
Julius Baer Group Ltd.	1,210,979	54,067,812
Lonza Group AG	147,172	89,173,017
Nestle SA (Reg. S)	1,901,240	213,847,546
Roche Holding AG (participation certificate)	520,798	167,348,821
Sika AG	353,652	87,048,646
Sonova Holding AG Class B	229,861	54,522,894
Zurich Insurance Group Ltd.	211,490	70,245,488

TOTAL SWITZERLAND		776,593,572

Taiwan - 1.0%
Taiwan Semiconductor Manufacturing Co. Ltd.	4,545,000	68,751,153
United Kingdom - 10.0%
Beazley PLC	7,068,600	26,922,672
Compass Group PLC	4,022,398	55,057,568
Cranswick PLC	729,261	30,402,300
Dechra Pharmaceuticals PLC	860,495	38,927,813
Diageo PLC	2,806,200	90,690,434
Diploma PLC	1,553,695	44,805,192
Hilton Food Group PLC	1,974,389	29,670,723
James Fisher and Sons PLC	937,658	13,775,106
JTC PLC (b)	2,622,500	18,278,274
London Stock Exchange Group PLC	867,358	93,499,391
Mondi PLC	2,267,600	42,978,197
Prudential PLC	2,311,171	28,266,784
RELX PLC (London Stock Exchange)	3,270,300	64,715,190
Rentokil Initial PLC (a)	9,771,700	66,587,588
Smith & Nephew PLC	2,328,600	40,434,136
Ultra Electronics Holdings PLC	367,094	8,940,721
Victrex PLC	145,608	3,480,319
Volution Group PLC	7,137,967	17,939,638

TOTAL UNITED KINGDOM		715,372,046

United States of America - 6.1%
Ares Management Corp.	943,800	39,922,740
Aspen Technology, Inc. (a)	44,140	4,847,013
Becton, Dickinson & Co.	171,600	39,661,908
Black Knight, Inc. (a)	434,800	38,240,660
Boston Scientific Corp. (a)	987,900	33,855,333
Fidelity National Information Services, Inc.	257,100	32,032,089
Global Payments, Inc.	304,424	48,019,842
Intercontinental Exchange, Inc.	433,300	40,903,520
Marsh & McLennan Companies, Inc.	568,800	58,848,048
NICE Systems Ltd. sponsored ADR (a)	249,397	56,927,359
Roper Technologies, Inc.	130,400	48,422,736

TOTAL UNITED STATES OF AMERICA		441,681,248

TOTAL COMMON STOCKS
(Cost $5,365,017,041)		6,921,409,623

Money Market Funds - 3.4%
Fidelity Cash Central Fund 0.10% (c)
(Cost $244,924,728)	244,875,753	244,924,728
TOTAL INVESTMENT IN SECURITIES - 99.8%
(Cost $5,609,941,769)		7,166,334,351
NET OTHER ASSETS (LIABILITIES) - 0.2%		16,684,883
NET ASSETS - 100%		$7,183,019,234

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $97,385,678 or 1.4% of net assets.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$827,557
Fidelity Securities Lending Cash Central Fund	558,860
Total	$1,386,417

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$156,079,865	$103,164,153	$52,915,712	$--
Consumer Discretionary	691,216,290	200,623,710	490,592,580	--
Consumer Staples	739,666,057	297,666,302	441,999,755	--
Energy	59,544,058	--	59,544,058	--
Financials	1,150,176,515	693,372,702	456,803,813	--
Health Care	1,091,081,447	375,486,538	715,594,909	--
Industrials	1,294,730,486	951,553,343	343,177,143	--
Information Technology	1,249,144,807	687,486,838	561,657,969	--
Materials	275,949,900	175,658,204	100,291,696	--
Real Estate	103,818,736	71,194,800	32,623,936	--
Utilities	110,001,462	110,001,462	--	--
Money Market Funds	244,924,728	244,924,728	--	--
Total Investments in Securities:	$7,166,334,351	$3,911,132,780	$3,255,201,571	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity® Overseas Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $5,365,017,041)	$6,921,409,623
Fidelity Central Funds (cost $244,924,728)	244,924,728
Total Investment in Securities (cost $5,609,941,769)		$7,166,334,351
Foreign currency held at value (cost $296,904)		296,299
Receivable for investments sold		40,817,798
Receivable for fund shares sold		3,071,628
Dividends receivable		23,018,683
Distributions receivable from Fidelity Central Funds		16,156
Prepaid expenses		12,148
Other receivables		502,853
Total assets		7,234,069,916
Liabilities
Payable for investments purchased	$36,638,507
Payable for fund shares redeemed	4,290,740
Accrued management fee	5,344,735
Other affiliated payables	1,001,124
Other payables and accrued expenses	3,775,576
Total liabilities		51,050,682
Net Assets		$7,183,019,234
Net Assets consist of:
Paid in capital		$5,602,314,105
Total accumulated earnings (loss)		1,580,705,129
Net Assets		$7,183,019,234
Net Asset Value and Maximum Offering Price
Overseas:
Net Asset Value, offering price and redemption price per share ($6,160,616,826 ÷ 121,013,463 shares)		$50.91
Class K:
Net Asset Value, offering price and redemption price per share ($1,022,402,408 ÷ 20,115,018 shares)		$50.83

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2020
Investment Income
Dividends		$102,194,143
Income from Fidelity Central Funds (including $558,860 from security lending)		1,386,417
Income before foreign taxes withheld		103,580,560
Less foreign taxes withheld		(10,573,730)
Total income		93,006,830
Expenses
Management fee
Basic fee	$46,762,609
Performance adjustment	14,030,710
Transfer agent fees	9,738,566
Accounting fees	1,652,924
Custodian fees and expenses	719,710
Independent trustees' fees and expenses	40,664
Registration fees	98,442
Audit	116,393
Legal	16,578
Interest	1,783
Miscellaneous	100,732
Total expenses before reductions	73,279,111
Expense reductions	(649,878)
Total expenses after reductions		72,629,233
Net investment income (loss)		20,377,597
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	134,850,371
Fidelity Central Funds	13,342
Foreign currency transactions	(993,331)
Total net realized gain (loss)		133,870,382
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $2,956,354)	32,690,798
Fidelity Central Funds	(5,898)
Assets and liabilities in foreign currencies	984,447
Total change in net unrealized appreciation (depreciation)		33,669,347
Net gain (loss)		167,539,729
Net increase (decrease) in net assets resulting from operations		$187,917,326

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2020	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$20,377,597	$122,171,577
Net realized gain (loss)	133,870,382	53,149,924
Change in net unrealized appreciation (depreciation)	33,669,347	769,608,048
Net increase (decrease) in net assets resulting from operations	187,917,326	944,929,549
Distributions to shareholders	(103,794,461)	(357,799,774)
Share transactions - net increase (decrease)	(123,936,452)	(216,144,637)
Total increase (decrease) in net assets	(39,813,587)	370,985,138
Net Assets
Beginning of period	7,222,832,821	6,851,847,683
End of period	$7,183,019,234	$7,222,832,821

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Overseas Fund

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$49.51	$46.04	$50.18	$40.73	$41.56
Income from Investment Operations
Net investment income (loss)A	.13	.77	.68	.58	.75B
Net realized and unrealized gain (loss)	1.97	5.12	(4.27)	9.65	(1.15)
Total from investment operations	2.10	5.89	(3.59)	10.23	(.40)
Distributions from net investment income	(.70)	(.68)	(.52)	(.72)	(.43)
Distributions from net realized gain	–	(1.74)	(.03)	(.05)	(.01)
Total distributions	(.70)	(2.42)	(.55)	(.78)C	(.43)C
Redemption fees added to paid in capitalA	–	–	–	–D	–D
Net asset value, end of period	$50.91	$49.51	$46.04	$50.18	$40.73
Total ReturnE	4.25%	13.78%	(7.23)%	25.63%	(.97)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.04%	.90%	.97%	1.00%	1.03%
Expenses net of fee waivers, if any	1.04%	.90%	.97%	1.00%	1.03%
Expenses net of all reductions	1.03%	.89%	.96%	1.00%	1.03%
Net investment income (loss)	.27%	1.68%	1.35%	1.30%	1.88%B
Supplemental Data
Net assets, end of period (000 omitted)	$6,160,617	$6,182,831	$5,825,757	$6,828,078	$4,569,084
Portfolio turnover rateH	41%	46%I	33%	26%I	33%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.18 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.42%.

 C Total distributions per share do not sum due to rounding.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Overseas Fund Class K

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$49.43	$45.98	$50.11	$40.67	$41.49
Income from Investment Operations
Net investment income (loss)A	.19	.82	.73	.64	.80B
Net realized and unrealized gain (loss)	1.96	5.11	(4.26)	9.62	(1.14)
Total from investment operations	2.15	5.93	(3.53)	10.26	(.34)
Distributions from net investment income	(.75)	(.73)	(.57)	(.77)	(.47)
Distributions from net realized gain	–	(1.74)	(.03)	(.05)	(.01)
Total distributions	(.75)	(2.48)C	(.60)	(.82)	(.48)
Redemption fees added to paid in capitalA	–	–	–	–D	–D
Net asset value, end of period	$50.83	$49.43	$45.98	$50.11	$40.67
Total ReturnE	4.36%	13.90%	(7.13)%	25.80%	(.85)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.94%	.78%	.86%	.89%	.91%
Expenses net of fee waivers, if any	.93%	.78%	.86%	.89%	.91%
Expenses net of all reductions	.93%	.77%	.85%	.88%	.90%
Net investment income (loss)	.38%	1.79%	1.46%	1.42%	2.00%B
Supplemental Data
Net assets, end of period (000 omitted)	$1,022,402	$1,040,002	$1,026,091	$1,157,882	$744,679
Portfolio turnover rateH	41%	46%I	33%	26%I	33%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.18 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.55%.

 C Total distributions per share do not sum due to rounding.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2020

1. Organization.

Fidelity Overseas Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Overseas and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $366,117 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,822,785,287
Gross unrealized depreciation	(284,444,520)
Net unrealized appreciation (depreciation)	$1,538,340,767
Tax Cost	$5,627,993,584

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$16,163,683
Undistributed long-term capital gain	$28,797,966
Net unrealized appreciation (depreciation) on securities and other investments	$1,539,166,164

The tax character of distributions paid was as follows:

	October 31, 2020	October 31, 2019
Ordinary Income	$103,794,461	$ 101,047,796
Long-term Capital Gains	–	256,751,978
Total	$103,794,461	$ 357,799,774

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Overseas Fund	2,876,261,986	3,203,344,975

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20 % of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Overseas as compared to its benchmark index, the MSCI EAFE Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .85% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Overseas, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class K from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Overseas	$9,306,652.15
Class K	431,914.04
	$9,738,566

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Overseas Fund	.02

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Overseas Fund	$9,914

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Overseas Fund	Borrower	$23,411,000.34%		$1,783

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Affiliated Redemptions In-Kind. During the prior period, 11,501,120 shares of the Fund were redeemed in-kind for investments, including accrued interest, and cash with a value of $556,026,228. The Fund had a net realized gain of $170,099,039 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $17,964.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Overseas Fund	$16,731

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Overseas Fund	$2,701	$–	$–

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $618,404 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $1,146.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $30,328.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2020	Year ended October 31, 2019
Distributions to shareholders
Overseas	$88,028,325	$302,291,778
Class K	15,766,136	55,507,996
Total	$103,794,461	$357,799,774

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2020	Year ended October 31, 2019	Year ended October 31, 2020	Year ended October 31, 2019
Overseas
Shares sold	22,194,543	31,856,786	$1,095,517,512	$1,436,433,707
Reinvestment of distributions	1,551,196	6,585,978	77,916,561	274,832,872
Shares redeemed	(27,600,967)	(40,100,962)(a)	(1,280,750,561)	(1,855,714,404)(a)
Net increase (decrease)	(3,855,228)	(1,658,198)	$(107,316,488)	$(144,447,825)
Class K
Shares sold	6,459,409	4,549,646	$328,765,506	$206,368,715
Reinvestment of distributions	314,693	1,333,686	15,766,136	55,507,996
Shares redeemed	(7,698,662)	(7,161,298)	(361,151,606)	(333,573,523)
Net increase (decrease)	(924,560)	(1,277,966)	$(16,619,964)	$(71,696,812)

 (a) Amount includes in-kind redemptions (see the Prior Fiscal Year Affiliated Redemptions In-Kind note for additional details).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers Fidelity International Fund was the owner of record of approximately 22% of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 43% of the total outstanding shares of the Fund.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Fidelity® Worldwide Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2020	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	13.78%	10.63%	10.24%
Class M (incl. 3.50% sales charge)	16.19%	10.83%	10.18%
Class C (incl. contingent deferred sales charge)	18.76%	11.07%	10.04%
Fidelity® Worldwide Fund	21.07%	12.29%	11.24%
Class I	21.08%	12.26%	11.20%
Class Z	21.19%	12.32%	11.23%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Worldwide Fund, a class of the fund, on October 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the MSCI World Index performed over the same period.

Period Ending Values
$29,018	Fidelity® Worldwide Fund
$23,888	MSCI World Index

Fidelity® Worldwide Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) Index gained 5.29% for the year ending October 31, 2020, a volatile period for global equities, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a historic rebound. Declared a pandemic in March, the COVID-19 crisis caused broad contraction in economic activity, along with elevated uncertainty and dislocation in financial markets. A historically rapid and expansive monetary/fiscal-policy response partially offset the economic disruption and fueled a sharp uptrend from March 24 into September. Other supporting factors included resilient corporate earnings and near-term potential for a COVID-19 vaccine breakthrough. Currency fluctuation generally supported global equities for the year. Late in the period, markets digested the inability of the U.S. Congress to reach a deal on additional fiscal stimulus, U.S. election uncertainty and a second wave of COVID-19 cases. By region for the full period, the U.S. (+12%), which represented 57% of the index, on average, led the way, followed by emerging markets (+9%). In contrast, the following regions lagged: U.K. (-22%), Asia-Pacific ex Japan (-8%), Canada (-5%) and Europe ex U.K. (-4%). Among sectors, information technology (+33%), consumer discretionary (+24%) and communication services (+16%) stood out. Conversely, energy (-42%), financials (-18%) and real estate (-15%) trailed the index.

Comments from Lead Portfolio Manager William Kennedy and Co-Managers Stephen DuFour and Andrew Sergeant:  For the fiscal year ending October 31, 2020, the fund's share classes (excluding sales charges, if applicable) gained about 20% to 21%, outperforming the 4.82% result of the benchmark MSCI World Index. From a regional standpoint, security selection had a big impact on relative performance, notably in the U.S. and Europe ex U.K. By sector, stock picks and a sizable overweighting in information technology led the way. Versus the benchmark, investment choices and an underweighting in financials, underexposure to energy, and stock picks in health care, industrials, communication services and real estate also helped. The biggest individual relative contributors were overweightings in online payments processors Square (+147%) and PayPal Holdings (+80%), semiconductor company Nvidia (+146%) and online shopping platform Shopify (+188%). Conversely, no regions detracted from relative performance, although our overweighting in the U.K. was a headwind. By sector, underexposure to materials, consumer staples and consumer discretionary nicked the fund’s relative result. In terms of individual stocks, largely avoiding electric car company Tesla and untimely ownership of multinational retailer Walmart (0%) hurt most. Neither stock was held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to shareholders:  On September 30, 2020, Andrew Sergeant assumed co-management responsibilities for the fund, joining Bill Kennedy and Stephen DuFour.

Fidelity® Worldwide Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2020
United States of America*	63.5%
Japan	5.2%
Switzerland	4.3%
United Kingdom	3.8%
Germany	3.2%
Cayman Islands	2.7%
France	2.1%
Netherlands	1.8%
Sweden	1.5%
Other	11.9%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2020

% of fund's net assets
Stocks	97.4
Short-Term Investments and Net Other Assets (Liabilities)	2.6

Top Ten Stocks as of October 31, 2020

% of fund's net assets
Microsoft Corp. (United States of America, Software)	3.8
Amazon.com, Inc. (United States of America, Internet & Direct Marketing Retail)	3.2
Alphabet, Inc. Class A (United States of America, Interactive Media & Services)	2.8
PayPal Holdings, Inc. (United States of America, IT Services)	2.8
MasterCard, Inc. Class A (United States of America, IT Services)	2.8
Estee Lauder Companies, Inc. Class A (United States of America, Personal Products)	2.8
Union Pacific Corp. (United States of America, Road & Rail)	2.6
Facebook, Inc. Class A (United States of America, Interactive Media & Services)	2.6
Square, Inc. (United States of America, IT Services)	2.6
Adobe, Inc. (United States of America, Software)	2.3
28.3

Top Market Sectors as of October 31, 2020

% of fund's net assets
Information Technology	26.5
Health Care	15.8
Consumer Discretionary	15.1
Industrials	10.4
Communication Services	9.7
Financials	9.1
Consumer Staples	6.3
Materials	1.7
Real Estate	1.2
Utilities	1.1

Fidelity® Worldwide Fund

Schedule of Investments October 31, 2020

Showing Percentage of Net Assets

Common Stocks - 97.1%
	Shares	Value
Australia - 0.4%
Bapcor Ltd.	859,452	$4,632,257
Inghams Group Ltd.	778,550	1,566,585
National Storage (REIT) unit	3,259,926	4,137,281
Rio Tinto Ltd.	304	19,776

TOTAL AUSTRALIA		10,355,899

Austria - 0.3%
Erste Group Bank AG	161,800	3,312,782
Wienerberger AG	150,500	3,796,561

TOTAL AUSTRIA		7,109,343

Bailiwick of Jersey - 0.9%
Clarivate Analytics PLC (a)	632,800	17,560,200
Experian PLC	130,258	4,771,858

TOTAL BAILIWICK OF JERSEY		22,332,058

Belgium - 0.5%
KBC Groep NV	142,864	7,043,143
UCB SA	45,800	4,517,980

TOTAL BELGIUM		11,561,123

Bermuda - 0.7%
Marvell Technology Group Ltd.	460,000	17,254,600
Canada - 0.6%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	86,500	2,663,886
Constellation Software, Inc.	4,400	4,618,927
Lightspeed POS, Inc.	56,000	1,793,680
Nuvei Corp. (a)(b)	15,800	587,128
Shopify, Inc. Class A (a)	4,000	3,687,548
Suncor Energy, Inc.	162,900	1,837,714

TOTAL CANADA		15,188,883

Cayman Islands - 2.7%
Akeso, Inc. (b)	541,000	1,695,750
Alibaba Group Holding Ltd. (a)	226,400	8,579,173
Alibaba Group Holding Ltd. sponsored ADR (a)	52,000	15,843,880
Bilibili, Inc. ADR (a)	42,900	1,916,343
Hansoh Pharmaceutical Group Co. Ltd. (a)(b)	712,000	3,173,118
JD.com, Inc. Class A	138,000	5,628,816
Kangji Medical Holdings Ltd.	777,500	2,010,318
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	20,700	3,319,866
Sea Ltd. ADR (a)	35,000	5,519,500
Sino Biopharmaceutical Ltd.	1,764,000	1,779,359
Tencent Holdings Ltd.	178,900	13,668,972
Zai Lab Ltd. (a)	31,900	2,654,047

TOTAL CAYMAN ISLANDS		65,789,142

China - 0.4%
AVIC Jonhon OptronicTechnology Co. Ltd.	429,200	3,560,992
Kweichow Moutai Co. Ltd. (A Shares)	9,100	2,276,156
Venus MedTech Hangzhou, Inc. (H Shares) (a)(b)	174,500	1,678,036
WuXi AppTec Co. Ltd. (H Shares) (b)	168,200	2,679,484

TOTAL CHINA		10,194,668

Denmark - 1.0%
Ascendis Pharma A/S sponsored ADR (a)	7,000	1,143,450
DSV Panalpina A/S	46,200	7,480,757
Netcompany Group A/S (a)(b)	28,474	2,365,409
ORSTED A/S (b)	43,400	6,888,188
Vestas Wind Systems A/S	41,500	7,119,907

TOTAL DENMARK		24,997,711

Finland - 0.2%
Musti Group OYJ	83,200	1,906,001
Nanoform Finland PLC	504,800	2,409,277

TOTAL FINLAND		4,315,278

France - 2.1%
AXA SA	326,300	5,240,149
BNP Paribas SA (a)	125,600	4,380,272
Capgemini SA	49,800	5,750,077
LVMH Moet Hennessy Louis Vuitton SE	20,539	9,627,608
Sanofi SA	106,500	9,616,247
Sartorius Stedim Biotech	8,000	3,033,680
SR Teleperformance SA	16,400	4,922,137
VINCI SA	55,263	4,364,955
Worldline SA (a)(b)	51,400	3,809,682

TOTAL FRANCE		50,744,807

Germany - 3.0%
adidas AG	21,369	6,346,288
Akasol AG (a)(b)	27,300	1,479,896
Allianz SE	50,700	8,919,754
Deutsche Borse AG	8,762	1,289,359
Deutsche Post AG	233,400	10,340,387
Exasol AG	167,800	3,205,024
Instone Real Estate Group BV (a)(b)	94,872	1,962,350
Linde PLC	16,434	3,602,121
Nexus AG	46,000	2,560,832
Rheinmetall AG	22,400	1,635,728
RWE AG	62,100	2,299,204
SAP SE	79,984	8,533,065
Shop Apotheke Europe NV (a)(b)	23,700	3,930,554
Siemens AG	85,700	10,050,918
Vonovia SE	108,246	6,911,086

TOTAL GERMANY		73,066,566

Hong Kong - 0.3%
AIA Group Ltd.	876,400	8,340,853
Hungary - 0.2%
OTP Bank PLC (a)	117,200	3,650,189
Richter Gedeon PLC	86,900	1,772,603

TOTAL HUNGARY		5,422,792

India - 1.2%
Avenue Supermarts Ltd. (a)(b)	16,542	497,141
HDFC Bank Ltd.	246,824	3,918,367
HDFC Bank Ltd. sponsored ADR (a)	124,486	7,150,476
Housing Development Finance Corp. Ltd.	280,094	7,223,417
Lupin Ltd. (a)	1,335	16,274
Reliance Industries Ltd.	161,400	4,448,220
Reliance Industries Ltd.	10,760	170,461
Reliance Industries Ltd. sponsored GDR (b)	36,700	2,014,830
Sunteck Realty Ltd.	186,516	669,746
TCNS Clothing Co. Ltd. (a)(b)	199,223	995,730
V-Mart Retail Ltd. (a)	119,603	3,100,235

TOTAL INDIA		30,204,897

Indonesia - 0.1%
PT Bank Central Asia Tbk	855,300	1,682,936
PT Bank Rakyat Indonesia Tbk	5,932,300	1,342,907
PT Kino Indonesia Tbk	234,500	49,350

TOTAL INDONESIA		3,075,193

Ireland - 1.2%
Cairn Homes PLC	2,864,939	2,619,271
CRH PLC	167,700	5,868,120
Dalata Hotel Group PLC	548,174	1,545,003
DCC PLC (United Kingdom)	5,935	386,285
Flutter Entertainment PLC	18,000	3,115,418
Horizon Therapeutics PLC (a)	186,000	13,936,980
Kerry Group PLC Class A	15,000	1,794,143

TOTAL IRELAND		29,265,220

Israel - 0.1%
Maytronics Ltd.	90,197	1,385,450
Italy - 0.3%
GVS SpA (b)	169,300	2,385,820
Recordati SpA	59,300	3,072,646
Reply SpA	29,900	3,214,166

TOTAL ITALY		8,672,632

Japan - 5.2%
Astellas Pharma, Inc.	304,400	4,174,219
Daiichi Sankyo Kabushiki Kaisha	228,000	6,017,754
Daiichikosho Co. Ltd.	55,700	1,905,886
FANUC Corp.	39,800	8,406,749
GMO Payment Gateway, Inc.	23,800	2,916,178
Hoya Corp.	85,500	9,649,268
IT Holdings Corp.	101,600	1,943,115
Kao Corp.	42,300	3,011,705
Kenedix, Inc.	420,000	2,176,474
Keyence Corp.	20,340	9,230,750
Lifenet Insurance Co. (a)	157,600	2,320,888
Minebea Mitsumi, Inc.	266,700	4,816,965
Misumi Group, Inc.	60,900	1,808,704
Mitsubishi UFJ Financial Group, Inc.	622,000	2,451,865
Nintendo Co. Ltd.	10,900	5,893,508
NSD Co. Ltd.	249,500	4,382,382
Oracle Corp. Japan	33,800	3,377,975
ORIX Corp.	398,100	4,655,874
PALTAC Corp.	40,500	2,264,257
Persol Holdings Co., Ltd.	154,300	2,337,059
Recruit Holdings Co. Ltd.	94,700	3,603,399
Relo Group, Inc.	218,400	5,241,333
Shiseido Co. Ltd.	30,500	1,888,164
SMC Corp.	7,800	4,148,864
SoftBank Group Corp.	93,300	6,076,985
Sony Corp.	119,100	9,928,948
THK Co. Ltd.	94,400	2,505,840
Z Holdings Corp.	1,046,800	7,299,399
Zozo, Inc.	148,200	3,759,524

TOTAL JAPAN		128,194,031

Kenya - 0.1%
Safaricom Ltd.	5,920,700	1,678,801
Korea (South) - 0.3%
Samsung Electronics Co. Ltd.	157,070	7,877,900
Luxembourg - 0.4%
B&M European Value Retail SA	315,800	1,983,408
Eurofins Scientific SA (a)	8,961	7,136,430

TOTAL LUXEMBOURG		9,119,838

Malta - 0.1%
Kambi Group PLC (a)	56,160	1,823,950
Netherlands - 1.8%
Airbus Group NV	44,900	3,285,157
Argenx SE ADR (a)	60,053	14,900,951
ASML Holding NV (Netherlands)	33,800	12,228,945
IMCD NV	25,200	2,919,069
JDE Peet's BV	99,900	3,560,265
NXP Semiconductors NV	46,300	6,256,056
RHI Magnesita NV	42,522	1,410,234

TOTAL NETHERLANDS		44,560,677

New Zealand - 0.3%
EBOS Group Ltd.	177,292	3,017,764
Ryman Healthcare Group Ltd.	554,675	5,133,007

TOTAL NEW ZEALAND		8,150,771

Norway - 0.6%
Adevinta ASA Class B (a)	273,771	4,229,884
Equinor ASA	186,980	2,374,794
Kongsberg Gruppen ASA	252,600	4,090,645
Schibsted ASA (A Shares)	107,300	4,374,431

TOTAL NORWAY		15,069,754

Philippines - 0.0%
D&L Industries, Inc.	7,836,300	1,004,747
Poland - 0.4%
Allegro.eu SA (a)(b)	300,800	6,113,111
CD Projekt RED SA (a)	34,600	2,931,552

TOTAL POLAND		9,044,663

South Africa - 0.2%
Naspers Ltd. Class N	19,600	3,826,460
Spain - 0.6%
Amadeus IT Holding SA Class A	67,600	3,227,157
Cellnex Telecom SA (b)	152,544	9,792,640
Euskaltel, S.A. (b)	271,300	2,581,471

TOTAL SPAIN		15,601,268

Sweden - 1.5%
ASSA ABLOY AB (B Shares)	147,400	3,159,146
EQT AB	116,200	2,214,073
Ericsson (B Shares)	646,000	7,212,277
Indutrade AB (a)	151,500	7,685,325
Nibe Industrier AB (B Shares)	83,000	2,001,686
Readly International AB	182,200	1,146,633
Securitas AB (B Shares)	285,000	4,033,956
Stillfront Group AB (a)	43,418	5,093,994
Svenska Handelsbanken AB (A Shares) (a)	420,500	3,407,179

TOTAL SWEDEN		35,954,269

Switzerland - 4.3%
ADC Therapeutics SA (a)	73,500	2,108,715
Dufry AG (a)	49,100	1,858,084
Garmin Ltd.	77,000	8,009,540
Lonza Group AG	18,242	11,053,014
Nestle SA (Reg. S)	243,640	27,404,124
Partners Group Holding AG	6,908	6,227,333
Roche Holding AG (participation certificate)	64,809	20,825,175
Schindler Holding AG (participation certificate)	12,788	3,270,392
Siemens Energy AG (a)	42,850	938,219
Sika AG	43,179	10,628,170
Swiss Re Ltd.	104,960	7,525,024
Zur Rose Group AG (a)	16,270	4,533,491

TOTAL SWITZERLAND		104,381,281

Taiwan - 0.3%
MediaTek, Inc.	141,000	3,341,536
Taiwan Semiconductor Manufacturing Co. Ltd.	268,000	4,053,973

TOTAL TAIWAN		7,395,509

Thailand - 0.1%
Thai Beverage PCL	4,528,500	1,925,828
United Kingdom - 3.8%
Anglo American PLC (United Kingdom)	153,709	3,606,643
AstraZeneca PLC (United Kingdom)	149,292	14,989,738
Beazley PLC	733,200	2,792,590
Big Yellow Group PLC	197,600	2,815,899
Compass Group PLC	227,950	3,120,122
Cranswick PLC	54,155	2,257,678
Dechra Pharmaceuticals PLC	75,800	3,429,106
Diageo PLC	129,719	4,192,243
Hilton Food Group PLC	374,800	5,632,419
HomeServe PLC	250,800	3,590,271
John David Group PLC	520,200	4,995,088
JTC PLC (b)	412,000	2,871,553
Lloyds Banking Group PLC	6,302,400	2,294,749
London Stock Exchange Group PLC	59,881	6,455,047
M&G PLC	3,388,470	6,437,587
Ocado Group PLC (a)	144,100	4,248,872
Prudential PLC	520,123	6,361,366
Reckitt Benckiser Group PLC	57,024	5,023,161
Rotork PLC	515,276	1,875,788
THG Holdings Ltd.	175,700	1,501,377
Vistry Group PLC	194,444	1,372,867
Zegona Communications PLC	1,660,100	2,387,232

TOTAL UNITED KINGDOM		92,251,396

United States of America - 60.9%
10X Genomics, Inc. (a)	79,000	10,815,100
Abbott Laboratories	121,000	12,718,310
Abcam PLC ADR	40,000	760,000
Activision Blizzard, Inc.	69,000	5,225,370
Adobe, Inc. (a)	124,124	55,495,840
Allegro MicroSystems LLC (a)	15,800	289,140
Alnylam Pharmaceuticals, Inc. (a)	10,000	1,229,700
Alphabet, Inc. Class A (a)	43,000	69,492,730
Amazon.com, Inc. (a)	25,800	78,332,670
ANSYS, Inc. (a)	35,000	10,652,950
Apple, Inc.	412,000	44,850,320
Array Technologies, Inc.	58,100	2,140,985
Arthur J. Gallagher & Co.	89,000	9,230,190
Aspen Technology, Inc. (a)	17,000	1,866,770
Autodesk, Inc. (a)	61,000	14,367,940
AutoZone, Inc. (a)	2,500	2,822,450
Axon Enterprise, Inc. (a)	9,000	890,100
Bank of America Corp.	437,000	10,356,900
Bio-Rad Laboratories, Inc. Class A (a)	8,000	4,691,360
BRP Group, Inc. (a)	159,300	4,062,150
Cable One, Inc.	5,000	8,659,300
Caesars Entertainment, Inc. (a)	419,000	18,779,580
Callaway Golf Co.	17,000	263,330
Carrier Global Corp.	375,000	12,521,250
Cerence, Inc. (a)(c)	1,000	54,580
Ceridian HCM Holding, Inc. (a)	24,000	2,069,280
Charter Communications, Inc. Class A (a)	5,000	3,019,100
Churchill Downs, Inc.	11,000	1,640,650
Cintas Corp.	97,000	30,511,350
Costco Wholesale Corp.	40,000	14,304,800
D.R. Horton, Inc.	221,000	14,765,010
Danaher Corp.	135,000	30,987,900
Deckers Outdoor Corp. (a)	31,000	7,854,470
Dollar General Corp.	104,000	21,705,840
Dynatrace, Inc. (a)	6,000	211,860
Encompass Health Corp.	2	123
EPAM Systems, Inc. (a)	15,000	4,634,250
Estee Lauder Companies, Inc. Class A	306,000	67,215,960
Facebook, Inc. Class A (a)	242,000	63,672,620
First Solar, Inc. (a)	26,900	2,341,511
Floor & Decor Holdings, Inc. Class A (a)	28,000	2,044,000
Freeport-McMoRan, Inc.	883,000	15,311,220
Humana, Inc.	94,300	37,652,104
InterActiveCorp (a)	5,000	603,600
Intuit, Inc.	44,700	14,066,196
Intuitive Surgical, Inc. (a)	5,000	3,335,400
Laird Superfood, Inc.	38,700	1,780,200
Lennar Corp. Class A	102,000	7,163,460
Lowe's Companies, Inc.	89,000	14,070,900
lululemon athletica, Inc. (a)	11,000	3,512,190
Marriott International, Inc. Class A	13,000	1,207,440
MasterCard, Inc. Class A	234,900	67,801,536
McCormick & Co., Inc. (non-vtg.)	13,000	2,346,630
MercadoLibre, Inc. (a)	18,200	22,095,710
Microsoft Corp.	462,000	93,541,142
Moody's Corp.	114,500	30,102,050
NextEra Energy, Inc.	238,000	17,423,980
NIKE, Inc. Class B	107,000	12,848,560
Norfolk Southern Corp.	29,000	6,064,480
NVIDIA Corp.	78,000	39,106,080
Ollie's Bargain Outlet Holdings, Inc. (a)	55,000	4,789,950
ON Semiconductor Corp. (a)	155,000	3,888,950
Outset Medical, Inc.	19,986	928,749
Overstock.com, Inc. (a)	65,000	3,646,500
Parametric Technology Corp. (a)	28,000	2,348,640
PayPal Holdings, Inc. (a)	371,000	69,054,230
Penn National Gaming, Inc. (a)	135,823	7,331,726
Prelude Therapeutics, Inc.	59,344	2,090,689
Prologis (REIT), Inc.	58,200	5,773,440
Relay Therapeutics, Inc. (a)	10,100	373,094
Royalty Pharma PLC (c)	349,600	12,830,320
S&P Global, Inc.	158,628	51,194,014
Salesforce.com, Inc. (a)	74,000	17,187,980
ServiceNow, Inc. (a)	9,000	4,478,130
Shattuck Labs, Inc.	28,100	726,385
Square, Inc. (a)	410,000	63,500,800
Stamps.com, Inc. (a)	2,000	446,480
Sunrun, Inc. (a)	121,310	6,310,546
T-Mobile U.S., Inc.	65,700	7,198,749
Taysha Gene Therapies, Inc.	26,000	540,800
Thermo Fisher Scientific, Inc.	95,000	44,946,400
Tractor Supply Co.	10,000	1,332,100
Twilio, Inc. Class A (a)	8,000	2,231,760
Ulta Beauty, Inc. (a)	1,000	206,770
Union Pacific Corp.	360,000	63,788,400
UnitedHealth Group, Inc.	173,000	52,789,220
Vaxcyte, Inc.	68,000	2,541,160
Verisk Analytics, Inc.	9,000	1,601,730
Visa, Inc. Class A	50,000	9,085,500
Vista Outdoor, Inc. (a)	28,000	553,560
Workday, Inc. Class A (a)	3,000	630,360
Zoetis, Inc. Class A	35,000	5,549,250
Zoominfo Technologies, Inc.	50,000	1,899,500

TOTAL UNITED STATES OF AMERICA		1,489,376,499

TOTAL COMMON STOCKS
(Cost $1,748,885,637)		2,376,514,757

Preferred Stocks - 0.3%
Convertible Preferred Stocks - 0.1%
Hong Kong - 0.1%
Antengene Corp. Series C1 (d)(e)	447,701	1,265,152
Nonconvertible Preferred Stocks - 0.2%
Germany - 0.2%
Volkswagen AG	41,000	5,973,606
TOTAL PREFERRED STOCKS
(Cost $8,568,524)		7,238,758

Money Market Funds - 3.4%
Fidelity Cash Central Fund 0.10% (f)	69,087,528	69,101,346
Fidelity Securities Lending Cash Central Fund 0.11% (f)(g)	13,679,978	13,681,346
TOTAL MONEY MARKET FUNDS
(Cost $82,779,148)		82,782,692
TOTAL INVESTMENT IN SECURITIES - 100.8%
(Cost $1,840,233,309)		2,466,536,207
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(20,760,899)
NET ASSETS - 100%		$2,445,775,308

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $57,501,891 or 2.4% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Level 3 security

 (e) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,265,152 or 0.1% of net assets.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Antengene Corp. Series C1	7/11/20	$1,265,152

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$236,191
Fidelity Securities Lending Cash Central Fund	89,030
Total	$325,221

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$236,268,200	$201,423,450	$34,844,750	$--
Consumer Discretionary	360,768,110	305,304,980	55,463,130	--
Consumer Staples	153,923,929	106,089,472	47,834,457	--
Energy	10,846,019	6,227,338	4,618,681	--
Financials	221,583,483	161,507,614	60,075,869	--
Health Care	389,342,258	301,574,328	86,502,778	1,265,152
Industrials	259,149,671	208,821,068	50,328,603	--
Information Technology	650,325,272	585,007,720	65,317,552	--
Materials	45,247,592	38,354,949	6,892,643	--
Real Estate	29,687,609	17,462,775	12,224,834	--
Utilities	26,611,372	26,611,372	--	--
Money Market Funds	82,782,692	82,782,692	--	--
Total Investments in Securities:	$2,466,536,207	$2,041,167,758	$424,103,297	$1,265,152

See accompanying notes which are an integral part of the financial statements.

Fidelity® Worldwide Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2020
Assets
Investment in securities, at value (including securities loaned of $13,421,572) — See accompanying schedule: Unaffiliated issuers (cost $1,757,454,161)	$2,383,753,515
Fidelity Central Funds (cost $82,779,148)	82,782,692
Total Investment in Securities (cost $1,840,233,309)		$2,466,536,207
Foreign currency held at value (cost $236,312)		236,351
Receivable for investments sold		27,037,258
Receivable for fund shares sold		2,204,440
Dividends receivable		3,254,398
Distributions receivable from Fidelity Central Funds		11,193
Prepaid expenses		3,933
Other receivables		79,211
Total assets		2,499,362,991
Liabilities
Payable to custodian bank	$285,713
Payable for investments purchased	35,624,672
Payable for fund shares redeemed	1,706,666
Accrued management fee	1,784,789
Distribution and service plan fees payable	32,317
Other affiliated payables	400,892
Other payables and accrued expenses	71,584
Collateral on securities loaned	13,681,050
Total liabilities		53,587,683
Net Assets		$2,445,775,308
Net Assets consist of:
Paid in capital		$1,616,676,441
Total accumulated earnings (loss)		829,098,867
Net Assets		$2,445,775,308
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($63,689,913 ÷ 2,022,485 shares)(a)		$31.49
Maximum offering price per share (100/94.25 of $31.49)		$33.41
Class M:
Net Asset Value and redemption price per share ($17,387,010 ÷ 557,405 shares)(a)		$31.19
Maximum offering price per share (100/96.50 of $31.19)		$32.32
Class C:
Net Asset Value and offering price per share ($11,676,893 ÷ 387,387 shares)(a)		$30.14
Worldwide:
Net Asset Value, offering price and redemption price per share ($2,217,129,102 ÷ 69,359,418 shares)		$31.97
Class I:
Net Asset Value, offering price and redemption price per share ($64,614,508 ÷ 2,034,117 shares)		$31.77
Class Z:
Net Asset Value, offering price and redemption price per share ($71,277,882 ÷ 2,244,090 shares)		$31.76

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2020
Investment Income
Dividends		$27,444,454
Income from Fidelity Central Funds (including $89,030 from security lending)		325,221
Income before foreign taxes withheld		27,769,675
Less foreign taxes withheld		(1,490,593)
Total income		26,279,082
Expenses
Management fee
Basic fee	$14,975,865
Performance adjustment	4,222,761
Transfer agent fees	3,679,673
Distribution and service plan fees	328,828
Accounting fees	685,194
Custodian fees and expenses	175,507
Independent trustees' fees and expenses	12,930
Registration fees	126,015
Audit	89,415
Legal	11,014
Miscellaneous	46,853
Total expenses before reductions	24,354,055
Expense reductions	(203,696)
Total expenses after reductions		24,150,359
Net investment income (loss)		2,128,723
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	221,806,596
Fidelity Central Funds	1,362
Foreign currency transactions	(93,480)
Total net realized gain (loss)		221,714,478
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $1,736)	192,930,390
Fidelity Central Funds	(454)
Assets and liabilities in foreign currencies	152,055
Total change in net unrealized appreciation (depreciation)		193,081,991
Net gain (loss)		414,796,469
Net increase (decrease) in net assets resulting from operations		$416,925,192

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2020	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,128,723	$16,430,287
Net realized gain (loss)	221,714,478	104,750,827
Change in net unrealized appreciation (depreciation)	193,081,991	163,942,786
Net increase (decrease) in net assets resulting from operations	416,925,192	285,123,900
Distributions to shareholders	(109,767,429)	(191,789,642)
Share transactions - net increase (decrease)	(208,021,277)	20,629,262
Total increase (decrease) in net assets	99,136,486	113,963,520
Net Assets
Beginning of period	2,346,638,822	2,232,675,302
End of period	$2,445,775,308	$2,346,638,822

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Worldwide Fund Class A

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$27.36	$26.57	$27.28	$21.83	$22.88
Income from Investment Operations
Net investment income (loss)A	(.05)	.11	.03	.11	.12
Net realized and unrealized gain (loss)	5.50	2.84	1.00	5.53	(.35)
Total from investment operations	5.45	2.95	1.03	5.64	(.23)
Distributions from net investment income	(.12)	(.02)	(.09)	(.12)	(.07)
Distributions from net realized gain	(1.20)	(2.14)	(1.65)	(.07)	(.75)
Total distributions	(1.32)	(2.16)	(1.74)	(.19)	(.82)
Redemption fees added to paid in capitalA	–	–	–	–B	–B
Net asset value, end of period	$31.49	$27.36	$26.57	$27.28	$21.83
Total ReturnC,D	20.72%	12.35%	3.96%	26.06%	(1.09)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.34%	1.26%	1.23%	1.12%	1.22%
Expenses net of fee waivers, if any	1.34%	1.26%	1.23%	1.12%	1.22%
Expenses net of all reductions	1.33%	1.25%	1.22%	1.11%	1.22%
Net investment income (loss)	(.18)%	.41%	.12%	.47%	.55%
Supplemental Data
Net assets, end of period (000 omitted)	$63,690	$52,516	$42,947	$32,823	$29,052
Portfolio turnover rateG	112%	147%	117%	111%	117%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Worldwide Fund Class M

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$27.10	$26.39	$27.11	$21.67	$22.72
Income from Investment Operations
Net investment income (loss)A	(.13)	.03	(.05)	.04	.05
Net realized and unrealized gain (loss)	5.46	2.82	1.00	5.50	(.35)
Total from investment operations	5.33	2.85	.95	5.54	(.30)
Distributions from net investment income	(.04)	–	(.02)	(.03)	–B
Distributions from net realized gain	(1.20)	(2.14)	(1.65)	(.07)	(.75)
Total distributions	(1.24)	(2.14)	(1.67)	(.10)	(.75)
Redemption fees added to paid in capitalA	–	–	–	–B	–B
Net asset value, end of period	$31.19	$27.10	$26.39	$27.11	$21.67
Total ReturnC,D	20.40%	12.05%	3.65%	25.68%	(1.38)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.61%	1.55%	1.52%	1.42%	1.53%
Expenses net of fee waivers, if any	1.61%	1.54%	1.52%	1.42%	1.52%
Expenses net of all reductions	1.61%	1.54%	1.51%	1.41%	1.52%
Net investment income (loss)	(.45)%	.13%	(.17)%	.17%	.25%
Supplemental Data
Net assets, end of period (000 omitted)	$17,387	$13,066	$12,746	$10,634	$9,270
Portfolio turnover rateG	112%	147%	117%	111%	117%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Worldwide Fund Class C

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$26.33	$25.82	$26.67	$21.33	$22.48
Income from Investment Operations
Net investment income (loss)A	(.27)	(.10)	(.18)	(.07)	(.05)
Net realized and unrealized gain (loss)	5.28	2.75	.98	5.42	(.35)
Total from investment operations	5.01	2.65	.80	5.35	(.40)
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	(1.20)	(2.14)	(1.65)	(.01)	(.75)
Total distributions	(1.20)	(2.14)	(1.65)	(.01)	(.75)
Redemption fees added to paid in capitalA	–	–	–	–B	–B
Net asset value, end of period	$30.14	$26.33	$25.82	$26.67	$21.33
Total ReturnC,D	19.76%	11.49%	3.12%	25.10%	(1.88)%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.14%	2.06%	2.01%	1.89%	2.01%
Expenses net of fee waivers, if any	2.14%	2.06%	2.01%	1.89%	2.01%
Expenses net of all reductions	2.13%	2.06%	2.00%	1.88%	2.00%
Net investment income (loss)	(.98)%	(.39)%	(.66)%	(.30)%	(.24)%
Supplemental Data
Net assets, end of period (000 omitted)	$11,677	$10,618	$12,744	$10,264	$10,315
Portfolio turnover rateG	112%	147%	117%	111%	117%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Worldwide Fund

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$27.74	$26.90	$27.61	$22.09	$23.14
Income from Investment Operations
Net investment income (loss)A	.03	.18	.11	.19	.19
Net realized and unrealized gain (loss)	5.58	2.89	1.00	5.60	(.35)
Total from investment operations	5.61	3.07	1.11	5.79	(.16)
Distributions from net investment income	(.18)	(.09)	(.17)	(.20)	(.14)
Distributions from net realized gain	(1.20)	(2.14)	(1.65)	(.07)	(.75)
Total distributions	(1.38)	(2.23)	(1.82)	(.27)	(.89)
Redemption fees added to paid in capitalA	–	–	–	–B	–B
Net asset value, end of period	$31.97	$27.74	$26.90	$27.61	$22.09
Total ReturnC	21.07%	12.71%	4.23%	26.49%	(.78)%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.05%	.99%	.94%	.81%	.91%
Expenses net of fee waivers, if any	1.05%	.99%	.94%	.81%	.91%
Expenses net of all reductions	1.05%	.98%	.93%	.80%	.90%
Net investment income (loss)	.11%	.69%	.41%	.79%	.87%
Supplemental Data
Net assets, end of period (000 omitted)	$2,217,129	$2,020,487	$2,112,988	$1,656,173	$1,421,364
Portfolio turnover rateF	112%	147%	117%	111%	117%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Worldwide Fund Class I

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$27.58	$26.77	$27.49	$21.99	$23.03
Income from Investment Operations
Net investment income (loss)A	.03	.18	.11	.19	.17
Net realized and unrealized gain (loss)	5.55	2.86	.99	5.56	(.35)
Total from investment operations	5.58	3.04	1.10	5.75	(.18)
Distributions from net investment income	(.19)	(.09)	(.18)	(.18)	(.11)
Distributions from net realized gain	(1.20)	(2.14)	(1.65)	(.07)	(.75)
Total distributions	(1.39)	(2.23)	(1.82)B	(.25)	(.86)
Redemption fees added to paid in capitalA	–	–	–	–C	–C
Net asset value, end of period	$31.77	$27.58	$26.77	$27.49	$21.99
Total ReturnD	21.08%	12.70%	4.22%	26.45%	(.86)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.06%	.99%	.96%	.83%	.99%
Expenses net of fee waivers, if any	1.06%	.99%	.95%	.83%	.99%
Expenses net of all reductions	1.05%	.98%	.94%	.82%	.98%
Net investment income (loss)	.10%	.69%	.40%	.77%	.78%
Supplemental Data
Net assets, end of period (000 omitted)	$64,615	$44,754	$50,956	$21,711	$12,924
Portfolio turnover rateG	112%	147%	117%	111%	117%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Worldwide Fund Class Z

Years ended October 31,	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$27.59	$26.78	$29.54
Income from Investment Operations
Net investment income (loss)B	.07	.22	(.01)
Net realized and unrealized gain (loss)	5.53	2.86	(2.75)
Total from investment operations	5.60	3.08	(2.76)
Distributions from net investment income	(.23)	(.13)	–
Distributions from net realized gain	(1.20)	(2.14)	–
Total distributions	(1.43)	(2.27)	–
Net asset value, end of period	$31.76	$27.59	$26.78
Total ReturnC,D	21.19%	12.85%	(9.34)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.93%	.85%	.88%G
Expenses net of fee waivers, if any	.93%	.84%	.88%G
Expenses net of all reductions	.93%	.84%	.87%G
Net investment income (loss)	.23%	.83%	(.27)%G
Supplemental Data
Net assets, end of period (000 omitted)	$71,278	$205,197	$294
Portfolio turnover rateH	112%	147%	117%

 A For the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2020

1. Organization.

Fidelity Worldwide Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Worldwide, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$686,210,332
Gross unrealized depreciation	(69,862,821)
Net unrealized appreciation (depreciation)	$616,347,511
Tax Cost	$1,850,188,696

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$14,345,983
Undistributed long-term capital gain	$198,344,392
Net unrealized appreciation (depreciation) on securities and other investments	$616,406,758

The tax character of distributions paid was as follows:

	October 31, 2020	October 31, 2019
Ordinary Income	$14,226,954	$ 7,158,030
Long-term Capital Gains	95,540,474	184,631,612
Total	$109,767,428	$ 191,789,642

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Worldwide Fund	2,509,580,729	2,805,903,898

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20 % of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Worldwide as compared to its benchmark index, the MSCI World Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .84% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$143,648	$6,193
Class M	.25%	.25%	74,140	192
Class C	.75%	.25%	111,040	14,290
			$328,828	$20,675

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$26,190
Class M	2,264
Class C(a)	1,060
$29,514

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class Z from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$114,312.20
Class M	33,309.22
Class C	27,867.25
Worldwide	3,385,749.16
Class I	84,718.17
Class Z	33,718.04
	$3,679,673

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Worldwide Fund	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Worldwide Fund	$40,537

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Worldwide Fund	$5,315

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Worldwide Fund	$2,621	$–	$–

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $187,324 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $9,222.

In addition, during the period the investment adviser or an affiliate reimbursed the Fund $7,150 for an operational error which is included in the accompanying Statement of Operations.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2020	Year ended October 31, 2019
Distributions to shareholders
Class A	$2,540,627	$3,477,297
Class M	597,019	999,954
Class C	485,913	1,007,630
Worldwide	99,015,506	181,843,298
Class I	2,193,016	4,378,836
Class Z	4,935,348	82,627
Total	$109,767,429	$191,789,642

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2020	Year ended October 31, 2019	Year ended October 31, 2020	Year ended October 31, 2019
Class A
Shares sold	475,915	578,893	$13,883,005	$14,794,108
Reinvestment of distributions	93,342	145,668	2,520,240	3,446,501
Shares redeemed	(466,219)	(421,777)	(12,948,526)	(10,875,966)
Net increase (decrease)	103,038	302,784	$3,454,719	$7,364,643
Class M
Shares sold	169,701	119,291	$4,832,166	$3,039,881
Reinvestment of distributions	21,955	42,261	588,617	992,713
Shares redeemed	(116,311)	(162,441)	(3,349,819)	(4,259,086)
Net increase (decrease)	75,345	(889)	$2,070,964	$(226,492)
Class C
Shares sold	68,467	89,819	$1,909,883	$2,211,760
Reinvestment of distributions	18,008	41,980	468,757	962,606
Shares redeemed	(102,322)	(222,064)	(2,788,194)	(5,536,447)
Net increase (decrease)	(15,847)	(90,265)	$(409,554)	$(2,362,081)
Worldwide
Shares sold	11,137,411	17,812,491	$329,813,105	$465,593,029
Reinvestment of distributions	3,477,030	7,338,910	95,061,988	175,546,728
Shares redeemed	(18,098,665)	(30,843,648)	(510,876,592)	(816,878,675)
Net increase (decrease)	(3,484,224)	(5,692,247)	$(86,001,499)	$(175,738,918)
Class I
Shares sold	1,129,208	779,027	$33,641,446	$20,400,452
Reinvestment of distributions	79,304	180,011	2,154,693	4,282,467
Shares redeemed	(797,116)	(1,239,611)	(22,006,317)	(32,127,178)
Net increase (decrease)	411,396	(280,573)	$13,789,822	$(7,444,259)
Class Z
Shares sold	1,477,770	7,651,988	$42,218,184	$205,105,406
Reinvestment of distributions	179,413	3,156	4,867,461	74,996
Shares redeemed	(6,851,775)	(227,428)	(188,011,374)	(6,144,033)
Net increase (decrease)	(5,194,592)	7,427,716	$(140,925,729)	$199,036,369

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Diversified International Fund, Fidelity International Capital Appreciation Fund and Fidelity Worldwide Fund:

Opinion on the Financial Statements and Financial Highlights

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Fidelity Diversified International Fund, Fidelity International Capital Appreciation Fund and Fidelity Worldwide Fund (the "Funds"), each a fund of Fidelity Investment Trust, including the schedules of investments, as of October 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte &Touche LLP

Boston, Massachusetts

December 14, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Overseas Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Overseas Fund (one of the funds constituting Fidelity Investment Trust, referred to hereafter as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 305 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Co-Lead Independent Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Co-Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Lloyd James Austin, III (1953)

Year of Election or Appointment: 2020

Member of the Advisory Board

General Austin also serves as a Member of the Advisory Board of other Fidelity® funds. Prior to his retirement, General Austin (United States Army, Retired) held a variety of positions within the U.S. Government, including Commander, U.S. Central Command (2013-2016), Vice Chief of Staff, U.S. Army (2012-2013) and Commanding General, U.S. Forces – Iraq, Operation New Dawn (2010-2012). General Austin currently serves as a Partner of Pine Island Capital Partners (private equity, 2020-present) and as President of the Austin Strategy Group LLC (consulting, 2016-present). General Austin serves as a member of the Board of Directors of Nucor Corporation (steel products, 2017-present), as a member of the Board of Directors of Tenet Healthcare Corporation (2018-present) and as a member of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). In addition, General Austin currently serves as a member of the Board of Trustees of the Carnegie Corporation of New York (2017-present) and as a member of the Board of Trustees of Auburn University (2017-present). Previously, General Austin served as a member of the Board of Directors of United Technologies Corporation (aerospace, defense and building, 2016-2020).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2020

Member of the Advisory Board

Mr. Kennedy also serves as a Member of the Advisory Board of other Fidelity® funds. Previously, Mr. Kennedy held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2020 to October 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period-B May 1, 2020 to October 31, 2020
Fidelity Diversified International Fund
Diversified International	1.06%
Actual		$1,000.00	$1,172.10	$5.79
Hypothetical-C		$1,000.00	$1,019.81	$5.38
Class K	.95%
Actual		$1,000.00	$1,173.00	$5.19
Hypothetical-C		$1,000.00	$1,020.36	$4.82
Fidelity International Capital Appreciation Fund	1.02%
Actual		$1,000.00	$1,206.20	$5.66
Hypothetical-C		$1,000.00	$1,020.01	$5.18
Fidelity Overseas Fund
Overseas	1.04%
Actual		$1,000.00	$1,136.10	$5.58
Hypothetical-C		$1,000.00	$1,019.91	$5.28
Class K	.94%
Actual		$1,000.00	$1,136.90	$5.05
Hypothetical-C		$1,000.00	$1,020.41	$4.77
Fidelity Worldwide Fund
Class A	1.33%
Actual		$1,000.00	$1,213.50	$7.40
Hypothetical-C		$1,000.00	$1,018.45	$6.75
Class M	1.61%
Actual		$1,000.00	$1,211.70	$8.95
Hypothetical-C		$1,000.00	$1,017.04	$8.16
Class C	2.13%
Actual		$1,000.00	$1,208.50	$11.82
Hypothetical-C		$1,000.00	$1,014.43	$10.79
Worldwide	1.04%
Actual		$1,000.00	$1,215.10	$5.79
Hypothetical-C		$1,000.00	$1,019.91	$5.28
Class I	1.05%
Actual		$1,000.00	$1,215.40	$5.85
Hypothetical-C		$1,000.00	$1,019.86	$5.33
Class Z	.91%
Actual		$1,000.00	$1,215.90	$5.07
Hypothetical-C		$1,000.00	$1,020.56	$4.62

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Diversified International Fund
Diversified International	12/07/20	12/04/20	$0.017	$0.446
Class K	12/07/20	12/04/20	$0.061	$0.446
Fidelity International Capital Appreciation Fund	12/07/20	12/04/20	$0.048	$0.307
Fidelity Overseas Fund
Overseas	12/07/20	12/04/20	$0.107	$0.206
Class K	12/07/20	12/04/20	$0.164	$0.206
Fidelity Worldwide Fund
Class A	12/07/20	12/04/20	$0.000	$2.702
Class M	12/07/20	12/04/20	$0.000	$2.642
Class C	12/07/20	12/04/20	$0.000	$2.577
Worldwide	12/07/20	12/04/20	$0.016	$2.750
Class I	12/07/20	12/04/20	$0.024	$2.750
Class Z	12/07/20	12/04/20	$0.047	$2.750

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended October 31, 2020, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Diversified International Fund	$142,222,351
Fidelity International Capital Appreciation Fund	$60,709,316
Fidelity Overseas Fund	$30,736,212
Fidelity Worldwide Fund	$198,477,975

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	Class A	Class M	Retail Class	Class I	Class Z	Class K
Fidelity Diversified International Fund
December, 2019	–	–	4%	–	–	4%
Fidelity International Capital Appreciation Fund
December, 2019	–	–	12%	–	–	–
Fidelity Overseas Fund
December, 2019	–	–	3%	–	–	3%
Fidelity Worldwide Fund
December, 2019	100%	100%	70%	68%	55%	–

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	Class A	Class M	Retail Class	Class I	Class Z	Class K
Fidelity Diversified International Fund
December, 2019	–	–	100%	–	–	100%
Fidelity International Capital Appreciation Fund
December, 2019	–	–	100%	–	–	–
Fidelity Overseas Fund
December, 2019	–	–	100%	–	–	100%
Fidelity Worldwide Fund
December, 2019	100%	100%	100%	100%	100%	–

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Diversified International Fund
Diversified International	12/09/19	$0.5881	$0.0551
Class K	12/09/19	$0.6281	$0.0551
Fidelity International Capital Appreciation Fund	12/09/19	$0.1537	$0.0197
Fidelity Overseas Fund
Overseas	12/09/19	$0.7710	$0.0740
Class K	12/09/19	$0.8190	$0.0740

The funds will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	91,643,443,973.030	98.167
Withheld	1,711,119,384.419	1.833
TOTAL	93,354,563,357.449	100.000
Donald F. Donahue
Affirmative	91,659,003,496.045	98.184
Withheld	1,695,559,852.789	1.816
TOTAL	93,354,563,357.449	100.000
Bettina Doulton
Affirmative	91,774,146,516.145	98.307
Withheld	1,580,416,862.377	1.693
TOTAL	93,354,563,357.449	100.000
Vicki L. Fuller
Affirmative	91,845,419,368.993	98.383
Withheld	1,509,143,998.591	1.617
TOTAL	93,354,563,357.449	100.00
Patricia L. Kampling
Affirmative	91,723,732,274.457	98.253
Withheld	1,630,831,098.411	1.747
TOTAL	93,354,563,357.449	100.000
Alan J. Lacy
Affirmative	91,490,319,407.772	98.003
Withheld	1,864,243,948.299	1.997
TOTAL	93,354,563,357.449	100.000
Ned C. Lautenbach
Affirmative	91,285,367,239.075	97.784
Withheld	2,069,196,119.052	2.216
TOTAL	93,354,563,357.449	100.000
Robert A. Lawrence
Affirmative	91,556,271,429.466	98.074
Withheld	1,798,291,912.707	1.926
TOTAL	93,354,563,357.449	100.000
Joseph Mauriello
Affirmative	91,497,480,147.082	98.011
Withheld	1,857,083,211.045	1.989
TOTAL	93,354,563,357.449	100.000
Cornelia M. Small
Affirmative	91,606,808,161.438	98.128
Withheld	1,747,755,220.497	1.872
TOTAL	93,354,563,357.449	100.000
Garnett A. Smith
Affirmative	91,505,784,053.038	98.020
Withheld	1,848,779,305.090	1.980
TOTAL	93,354,563,357.449	100.000
David M. Thomas
Affirmative	91,536,969,704.881	98.053
Withheld	1,817,593,630.919	1.947
TOTAL	93,354,563,357.449	100.000
Susan Tomasky
Affirmative	91,697,125,678.165	98.225
Withheld	1,657,437,703.277	1.775
TOTAL	93,354,563,357.449	100.000
Michael E. Wiley
Affirmative	91,506,805,575.815	98.021
Withheld	1,847,757,759.985	1.979
TOTAL	93,354,563,357.449	100.000

PROPOSAL 2

For Fidelity Diversified International Fund, to convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	3,692,760,717.884	60.695
Against	1,746,721,226.682	28.709
Abstain	538,993,512.379	8.859
Broker Non-Vote	105,652,718.910	1.737
TOTAL	6,084,128,175.855	100.000

For Fidelity International Capital Appreciation Fund, to convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	2,038,735,234.699	77.227
Against	315,855,386.439	11.965
Abstain	248,539,363.125	9.415
Broker Non-Vote	36,791,268.000	1.394
TOTAL	2,639,921,252.263	100.000

For Fidelity Overseas Fund, a shareholder proposal to institute procedures to avoid holding investments in companies that contribute to genocide or crimes against humanity.

	# of Votes	% of Votes
Affirmative	3,601,587,261.391	74.194
Against	854,273,571.821	17.598
Abstain	345,976,972.384	7.127
Broker Non-Vote	52,468,666.590	1.081
TOTAL	4,854,306,472.187	100.000

For Fidelity Worldwide Fund, to convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	689,212,590.029	61.267
Against	169,767,529.510	15.091
Abstain	194,536,185.126	17.293
Broker Non-Vote	71,419,297.670	6.349
TOTAL	1,124,935,602.335	100.000

PROPOSAL 5

For Fidelity Diversified International Fund, a shareholder proposal to institute procedures to avoid holding investments in companies that contribute to genocide or crimes against humanity.

	# of Votes	% of Votes
Affirmative	1,727,477,289.624	28.393
Against	3,916,691,059.258	64.376
Abstain	327,431,258.482	5.382
Broker Non-Vote	112,528,568.490	1.850
TOTAL	6,084,128,175.855	100.000

PROPOSAL 6

For Fidelity Overseas Fund, a shareholder proposal to institute procedures to avoid holding investments in companies that contribute to genocide or crimes against humanity.

	# of Votes	% of Votes
Affirmative	1,190,659,846.577	24.528
Against	3,326,298,264.601	68.523
Abstain	272,505,275.347	5.614
Broker Non-Vote	64,843,085.663	1.336
TOTAL	4,854,306,472.187	100.000
Proposal 1 reflects trust wide proposal and voting results.
Proposal 2 was not approved by shareholders for Fidelity Diversified International Fund and Fidelity Worldwide Fund.
Proposal 5 was not approved by shareholders for Fidelity Diversified International Fund.
Proposal 6 was not approved by shareholders for Fidelity Overseas Fund.

IBD-ANN-1220
1.754543.120

Fidelity's Targeted International Equity Funds®

Fidelity® Canada Fund

Fidelity® China Region Fund

Fidelity® Emerging Asia Fund

Fidelity® Emerging Markets Fund

Fidelity® Europe Fund

Fidelity® Japan Fund

Fidelity® Japan Smaller Companies Fund

Fidelity® Latin America Fund

Fidelity® Nordic Fund

Fidelity® Pacific Basin Fund

Annual Report

October 31, 2020

Includes Fidelity and Fidelity Advisor share classes

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Fidelity® Canada Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® China Region Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® Emerging Asia Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® Emerging Markets Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® Europe Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® Japan Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® Japan Smaller Companies Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® Latin America Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® Nordic Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® Pacific Basin Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Fidelity® Canada Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2020	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(13.00)%	2.16%	1.14%
Class M (incl. 3.50% sales charge)	(11.17)%	2.35%	1.09%
Class C (incl. contingent deferred sales charge)	(9.28)%	2.63%	1.00%
Fidelity® Canada Fund	(7.40)%	3.71%	2.06%
Class I	(7.35)%	3.75%	2.08%
Class Z	(7.24)%	3.80%	2.11%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Canada Fund, a class of the fund, on October 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the S&P/TSX Composite Index performed over the same period.

Period Ending Values
$12,262	Fidelity® Canada Fund
$12,654	S&P/TSX Composite Index

Fidelity® Canada Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned -2.46% for the 12 months ending October 31, 2020, in what was a bumpy ride for non-U.S. equities, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a sharp upturn. Declared a pandemic on March 11, the crisis and containment efforts caused broad contraction in economic activity, elevated volatility and dislocation in financial markets. A historically rapid and expansive monetary- and fiscal-policy response around the world provided a partial offset to the economic disruption. Other supporting factors included resilient corporate earnings and near-term potential for a COVID-19 vaccine breakthrough. This was evident in the index’s 12.28% gain in the final six months of the year. Currency fluctuation generally boosted foreign developed-markets equities for the year, while the reverse was true for emerging-markets stocks. Late in the period, the index was pressured by a second wave of COVID-19 cases in some regions, and stretched valuations and crowded positioning in big tech. For the full year, the U.K. (-22%), Asia Pacific ex Japan (-8%), Canada (-5%) and Europe ex U.K. (-4%) notably lagged. Emerging markets (+9%) and Japan (+1%) outperformed. By sector, energy (-38%), financials and real estate (-20% each) lagged, whereas information technology (+ 25%) and communication services (+15%) topped the index.

Comments from Portfolio Manager Ryan Oldham:  For the fiscal year ending October 31, 2020, the fund's share classes returned about -8% to -7%, trailing the -3.69% result of the benchmark S&P/TSX Composite Index. Versus the benchmark, security selection was the primary detractor, especially within the software & services area of the information technology sector. Stock selection in energy and materials also hampered the fund's relative result. Largely avoiding Shopify (+194%), a stake we established late in the period, detracted more than any other position the past 12 months. Also holding back performance was our overweighting in Suncor Energy, which returned about -61%. Avoiding Barrick Gold, a benchmark component that gained 56%, also hurt the fund’s relative performance. In contrast, security selection in industrials, primarily driven by the transportation industry, aided the fund’s relative return, as did positioning in health care and consumer staples. The fund's biggest individual relative contributor was an outsized stake in Franco-Nevada, which gained 41% the past year. An overweighting Canadian Pacific Railway (+32%) and an outsized stake in Wheaton Precious Metals (+65%) also added value.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Canada Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2020
Canada	99.9%
United States of America*	0.1%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2020

% of fund's net assets
Stocks	99.6
Bonds	0.3
Short-Term Investments and Net Other Assets (Liabilities)	0.1

Top Ten Stocks as of October 31, 2020

% of fund's net assets
Royal Bank of Canada (Banks)	9.9
The Toronto-Dominion Bank (Banks)	9.0
Canadian Pacific Railway Ltd. (Road & Rail)	7.2
Franco-Nevada Corp. (Metals & Mining)	5.9
Alimentation Couche-Tard, Inc. Class B (sub. vtg.) (Food & Staples Retailing)	5.2
TELUS Corp. (Diversified Telecommunication Services)	4.4
Wheaton Precious Metals Corp. (Metals & Mining)	4.0
Brookfield Asset Management, Inc. (Canada) Class A (Capital Markets)	3.6
Sun Life Financial, Inc. (Insurance)	3.3
Nutrien Ltd. (Chemicals)	3.2
55.7

Top Market Sectors as of October 31, 2020

% of fund's net assets
Financials	29.1
Materials	15.4
Industrials	13.9
Consumer Staples	10.4
Energy	10.1
Information Technology	7.8
Communication Services	6.9
Consumer Discretionary	4.7
Real Estate	1.0
Health Care	0.6

Market Sectors may include more than one industry category.
The Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Canadian market. As of October 31, 2020, the Fund did not have more than 25% of its total assets invested in any one industry.

Fidelity® Canada Fund

Schedule of Investments October 31, 2020

Showing Percentage of Net Assets

Common Stocks - 99.6%
		Shares	Value
COMMUNICATION SERVICES - 6.6%
Diversified Telecommunication Services - 4.4%
TELUS Corp.		1,715,200	$29,326,920
Wireless Telecommunication Services - 2.2%
Rogers Communications, Inc. Class B (non-vtg.)		367,000	14,908,084

TOTAL COMMUNICATION SERVICES			44,235,004

CONSUMER DISCRETIONARY - 4.7%
Hotels, Restaurants & Leisure - 1.8%
Restaurant Brands International, Inc.		228,100	11,852,708
Multiline Retail - 2.0%
Dollarama, Inc.		389,500	13,413,090
Specialty Retail - 0.0%
Diversified Royalty Corp.		107,600	142,950
Textiles, Apparel & Luxury Goods - 0.9%
Canada Goose Holdings, Inc. (a)(b)		106,900	3,333,855
Gildan Activewear, Inc.		140,100	2,902,319
			6,236,174

TOTAL CONSUMER DISCRETIONARY			31,644,922

CONSUMER STAPLES - 10.4%
Beverages - 0.2%
Guru Beverages rights (a)(c)		219,700	898,720
Food & Staples Retailing - 9.9%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)		1,135,000	34,953,877
George Weston Ltd.		126,800	8,892,084
Metro, Inc. Class A (sub. vtg.)		346,495	16,163,525
North West Co., Inc.		256,400	6,321,955
			66,331,441
Personal Products - 0.3%
Jamieson Wellness, Inc.		71,700	2,074,096

TOTAL CONSUMER STAPLES			69,304,257

ENERGY - 10.1%
Energy Equipment & Services - 0.3%
Computer Modelling Group Ltd.		480,800	1,706,961
Oil, Gas & Consumable Fuels - 9.8%
Canadian Natural Resources Ltd.		982,198	15,629,061
Enbridge, Inc.		723,300	19,929,703
Parkland Corp.		184,100	4,496,445
PrairieSky Royalty Ltd.		1,779,218	10,910,614
Suncor Energy, Inc.		1,318,700	14,876,575
			65,842,398

TOTAL ENERGY			67,549,359

FINANCIALS - 29.1%
Banks - 18.9%
Royal Bank of Canada		944,000	66,008,436
The Toronto-Dominion Bank		1,365,100	60,227,110
			126,235,546
Capital Markets - 3.6%
Brookfield Asset Management, Inc. (Canada) Class A		809,400	24,051,750
Insurance - 6.6%
Fairfax Financial Holdings Ltd. (sub. vtg.)		30,500	8,017,954
Intact Financial Corp.		136,025	14,050,710
Sun Life Financial, Inc.		556,700	22,150,167
			44,218,831

TOTAL FINANCIALS			194,506,127

HEALTH CARE - 0.6%
Health Care Providers & Services - 0.6%
Andlauer Healthcare Group, Inc.		135,100	4,319,793
INDUSTRIALS - 13.9%
Commercial Services & Supplies - 1.5%
GFL Environmental, Inc.		541,000	10,354,739
Professional Services - 2.2%
Thomson Reuters Corp.		189,600	14,740,500
Road & Rail - 10.2%
Canadian National Railway Co.		204,600	20,324,859
Canadian Pacific Railway Ltd.		160,100	47,843,739
			68,168,598

TOTAL INDUSTRIALS			93,263,837

INFORMATION TECHNOLOGY - 7.8%
IT Services - 3.2%
CGI Group, Inc. Class A (sub. vtg.) (a)		207,800	12,894,112
Shopify, Inc. Class A (a)		9,300	8,573,549
			21,467,661
Software - 4.6%
Absolute Software Corp.		74,600	841,488
Constellation Software, Inc.		13,500	14,171,707
Dye & Durham Ltd. (a)		121,900	2,012,910
Dye & Durham Ltd.		97,000	1,441,567
Open Text Corp.		333,028	12,235,773
			30,703,445

TOTAL INFORMATION TECHNOLOGY			52,171,106

MATERIALS - 15.4%
Chemicals - 3.2%
Nutrien Ltd.		527,881	21,459,157
Containers & Packaging - 1.3%
CCL Industries, Inc. Class B		230,300	8,781,235
Metals & Mining - 10.6%
Franco-Nevada Corp.		291,300	39,703,646
Lundin Mining Corp.		545,900	3,298,428
OceanaGold Corp. (a)		872,600	1,139,626
Wheaton Precious Metals Corp.		576,100	26,437,555
			70,579,255
Paper & Forest Products - 0.3%
Western Forest Products, Inc.		3,025,683	1,953,079

TOTAL MATERIALS			102,772,726

REAL ESTATE - 1.0%
Equity Real Estate Investment Trusts (REITs) - 0.7%
Allied Properties (REIT)		195,500	4,741,128
Real Estate Management & Development - 0.3%
Colliers International Group, Inc.		19,800	1,402,333
Information Services Corp.		15,700	220,835
			1,623,168

TOTAL REAL ESTATE			6,364,296

TOTAL COMMON STOCKS
(Cost $492,697,966)			666,131,427
		Principal Amount	Value

Convertible Bonds - 0.3%
COMMUNICATION SERVICES - 0.3%
Entertainment - 0.3%
Cineplex, Inc. 5.75% 9/30/25 (Cost $1,739,690)(d)	CAD	2,730,000	1,743,159
		Shares	Value

Money Market Funds - 0.6%
Fidelity Cash Central Fund 0.10% (e)		647,886	648,015
Fidelity Securities Lending Cash Central Fund 0.11% (e)(f)		3,721,861	3,722,233
TOTAL MONEY MARKET FUNDS
(Cost $4,370,248)			4,370,248
TOTAL INVESTMENT IN SECURITIES - 100.5%
(Cost $498,807,904)			672,244,834
NET OTHER ASSETS (LIABILITIES) - (0.5)%			(3,458,737)
NET ASSETS - 100%			$668,786,097

Currency Abbreviations

CAD – Canadian dollar

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $898,720 or 0.1% of net assets.

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,743,159 or 0.3% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Guru Beverages rights	9/25/20	$894,491

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$21,496
Fidelity Securities Lending Cash Central Fund	72,082
Total	$93,578

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$44,235,004	$44,235,004	$--	$--
Consumer Discretionary	31,644,922	31,644,922	--	--
Consumer Staples	69,304,257	68,405,537	898,720	--
Energy	67,549,359	67,549,359	--	--
Financials	194,506,127	194,506,127	--	--
Health Care	4,319,793	4,319,793	--	--
Industrials	93,263,837	93,263,837	--	--
Information Technology	52,171,106	50,729,539	1,441,567	--
Materials	102,772,726	102,772,726	--	--
Real Estate	6,364,296	6,364,296	--	--
Corporate Bonds	1,743,159	--	1,743,159	--
Money Market Funds	4,370,248	4,370,248	--	--
Total Investments in Securities:	$672,244,834	$668,161,388	$4,083,446	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity® Canada Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2020
Assets
Investment in securities, at value (including securities loaned of $3,329,921) — See accompanying schedule: Unaffiliated issuers (cost $494,437,656)	$667,874,586
Fidelity Central Funds (cost $4,370,248)	4,370,248
Total Investment in Securities (cost $498,807,904)		$672,244,834
Foreign currency held at value (cost $40,333)		40,333
Receivable for fund shares sold		59,483
Dividends receivable		1,464,848
Interest receivable		10,330
Distributions receivable from Fidelity Central Funds		1,202
Prepaid expenses		1,277
Other receivables		1,841
Total assets		673,824,148
Liabilities
Payable for investments purchased	$68,362
Payable for fund shares redeemed	716,859
Accrued management fee	309,189
Distribution and service plan fees payable	10,639
Other affiliated payables	152,496
Other payables and accrued expenses	61,848
Collateral on securities loaned	3,718,658
Total liabilities		5,038,051
Net Assets		$668,786,097
Net Assets consist of:
Paid in capital		$478,610,722
Total accumulated earnings (loss)		190,175,375
Net Assets		$668,786,097
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($23,395,384 ÷ 508,462 shares)(a)		$46.01
Maximum offering price per share (100/94.25 of $46.01)		$48.82
Class M:
Net Asset Value and redemption price per share ($5,910,535 ÷ 129,213 shares)(a)		$45.74
Maximum offering price per share (100/96.50 of $45.74)		$47.40
Class C:
Net Asset Value and offering price per share ($3,151,169 ÷ 70,082 shares)(a)		$44.96
Canada:
Net Asset Value, offering price and redemption price per share ($612,715,871 ÷ 13,245,922 shares)		$46.26
Class I:
Net Asset Value, offering price and redemption price per share ($8,392,044 ÷ 181,480 shares)		$46.24
Class Z:
Net Asset Value, offering price and redemption price per share ($15,221,094 ÷ 330,118 shares)		$46.11

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2020
Investment Income
Dividends		$22,299,111
Interest		3,996
Income from Fidelity Central Funds (including $72,082 from security lending)		93,578
Income before foreign taxes withheld		22,396,685
Less foreign taxes withheld		(3,506,511)
Total income		18,890,174
Expenses
Management fee
Basic fee	$5,250,085
Performance adjustment	(642,120)
Transfer agent fees	1,563,787
Distribution and service plan fees	146,536
Accounting fees	371,098
Custodian fees and expenses	18,082
Independent trustees' fees and expenses	4,573
Registration fees	82,918
Audit	70,546
Legal	3,245
Miscellaneous	23,851
Total expenses before reductions	6,892,601
Expense reductions	(20,032)
Total expenses after reductions		6,872,569
Net investment income (loss)		12,017,605
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	11,161,262
Fidelity Central Funds	2,343
Foreign currency transactions	(31,397)
Total net realized gain (loss)		11,132,208
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(85,634,105)
Assets and liabilities in foreign currencies	(4,196)
Total change in net unrealized appreciation (depreciation)		(85,638,301)
Net gain (loss)		(74,506,093)
Net increase (decrease) in net assets resulting from operations		$(62,488,488)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2020	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$12,017,605	$15,955,454
Net realized gain (loss)	11,132,208	54,068,876
Change in net unrealized appreciation (depreciation)	(85,638,301)	39,660,707
Net increase (decrease) in net assets resulting from operations	(62,488,488)	109,685,037
Distributions to shareholders	(38,692,729)	(61,875,999)
Share transactions - net increase (decrease)	(114,078,173)	(142,935,933)
Total increase (decrease) in net assets	(215,259,390)	(95,126,895)
Net Assets
Beginning of period	884,045,487	979,172,382
End of period	$668,786,097	$884,045,487

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Canada Fund Class A

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$51.95	$49.75	$54.11	$48.09	$45.25
Income from Investment Operations
Net investment income (loss)A	.61	.66	.60	.50	.48
Net realized and unrealized gain (loss)	(4.38)	4.56	(3.88)	6.16	2.84
Total from investment operations	(3.77)	5.22	(3.28)	6.66	3.32
Distributions from net investment income	(.77)	(.39)	(.59)	(.45)	(.42)
Distributions from net realized gain	(1.40)	(2.63)	(.49)	(.19)	(.06)
Total distributions	(2.17)	(3.02)	(1.08)	(.64)	(.48)
Redemption fees added to paid in capitalA	–	–	–B	–B	–B
Net asset value, end of period	$46.01	$51.95	$49.75	$54.11	$48.09
Total ReturnC,D	(7.70)%	11.34%	(6.19)%	13.98%	7.45%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.20%	1.20%	1.21%	1.34%	1.48%
Expenses net of fee waivers, if any	1.20%	1.20%	1.21%	1.34%	1.48%
Expenses net of all reductions	1.19%	1.19%	1.20%	1.34%	1.48%
Net investment income (loss)	1.27%	1.32%	1.13%	.98%	1.06%
Supplemental Data
Net assets, end of period (000 omitted)	$23,395	$30,598	$29,420	$37,557	$44,144
Portfolio turnover rateG	11%	8%H	29%	26%	44%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Canada Fund Class M

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$51.67	$49.46	$53.77	$47.82	$44.99
Income from Investment Operations
Net investment income (loss)A	.47	.51	.44	.35	.35
Net realized and unrealized gain (loss)	(4.36)	4.55	(3.86)	6.13	2.83
Total from investment operations	(3.89)	5.06	(3.42)	6.48	3.18
Distributions from net investment income	(.64)	(.22)	(.40)	(.34)	(.29)
Distributions from net realized gain	(1.40)	(2.63)	(.49)	(.19)	(.06)
Total distributions	(2.04)	(2.85)	(.89)	(.53)	(.35)
Redemption fees added to paid in capitalA	–	–	–B	–B	–B
Net asset value, end of period	$45.74	$51.67	$49.46	$53.77	$47.82
Total ReturnC,D	(7.95)%	11.02%	(6.47)%	13.64%	7.14%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.47%	1.49%	1.51%	1.63%	1.77%
Expenses net of fee waivers, if any	1.47%	1.48%	1.51%	1.63%	1.77%
Expenses net of all reductions	1.47%	1.48%	1.51%	1.63%	1.77%
Net investment income (loss)	.99%	1.03%	.83%	.69%	.78%
Supplemental Data
Net assets, end of period (000 omitted)	$5,911	$8,589	$7,844	$10,356	$11,140
Portfolio turnover rateG	11%	8%H	29%	26%	44%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Canada Fund Class C

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$50.61	$48.48	$52.72	$46.87	$44.02
Income from Investment Operations
Net investment income (loss)A	.24	.29	.21	.13	.15
Net realized and unrealized gain (loss)	(4.31)	4.47	(3.78)	6.01	2.78
Total from investment operations	(4.07)	4.76	(3.57)	6.14	2.93
Distributions from net investment income	(.18)	–	(.18)	(.11)	(.02)
Distributions from net realized gain	(1.40)	(2.63)	(.49)	(.19)	(.06)
Total distributions	(1.58)	(2.63)	(.67)	(.29)B	(.08)
Redemption fees added to paid in capitalA	–	–	–C	–C	–C
Net asset value, end of period	$44.96	$50.61	$48.48	$52.72	$46.87
Total ReturnD,E	(8.39)%	10.53%	(6.85)%	13.16%	6.67%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.95%	1.92%	1.94%	2.06%	2.21%
Expenses net of fee waivers, if any	1.95%	1.92%	1.93%	2.06%	2.21%
Expenses net of all reductions	1.95%	1.91%	1.93%	2.06%	2.21%
Net investment income (loss)	.51%	.60%	.40%	.26%	.33%
Supplemental Data
Net assets, end of period (000 omitted)	$3,151	$6,226	$11,196	$15,938	$18,489
Portfolio turnover rateH	11%	8%I	29%	26%	44%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Canada Fund

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$52.21	$50.02	$54.41	$48.35	$45.55
Income from Investment Operations
Net investment income (loss)A	.76	.82	.77	.66	.62
Net realized and unrealized gain (loss)	(4.38)	4.58	(3.90)	6.20	2.85
Total from investment operations	(3.62)	5.40	(3.13)	6.86	3.47
Distributions from net investment income	(.92)	(.58)	(.77)	(.61)	(.61)
Distributions from net realized gain	(1.40)	(2.63)	(.49)	(.19)	(.06)
Total distributions	(2.33)B	(3.21)	(1.26)	(.80)	(.67)
Redemption fees added to paid in capitalA	–	–	–C	–C	–C
Net asset value, end of period	$46.26	$52.21	$50.02	$54.41	$48.35
Total ReturnD	(7.40)%	11.70%	(5.89)%	14.35%	7.79%
Ratios to Average Net AssetsE,F
Expenses before reductions	.88%	.88%	.89%	1.02%	1.17%
Expenses net of fee waivers, if any	.88%	.88%	.89%	1.02%	1.17%
Expenses net of all reductions	.88%	.87%	.88%	1.02%	1.17%
Net investment income (loss)	1.58%	1.64%	1.45%	1.30%	1.37%
Supplemental Data
Net assets, end of period (000 omitted)	$612,716	$803,629	$903,662	$1,130,803	$1,233,050
Portfolio turnover rateG	11%	8%H	29%	26%	44%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Canada Fund Class I

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$52.11	$49.93	$54.29	$48.28	$45.44
Income from Investment Operations
Net investment income (loss)A	.79	.85	.79	.67	.66
Net realized and unrealized gain (loss)	(4.39)	4.55	(3.90)	6.19	2.83
Total from investment operations	(3.60)	5.40	(3.11)	6.86	3.49
Distributions from net investment income	(.87)	(.59)	(.77)	(.66)	(.59)
Distributions from net realized gain	(1.40)	(2.63)	(.49)	(.19)	(.06)
Total distributions	(2.27)	(3.22)	(1.25)B	(.85)	(.65)
Redemption fees added to paid in capitalA	–	–	–C	–C	–C
Net asset value, end of period	$46.24	$52.11	$49.93	$54.29	$48.28
Total ReturnD	(7.35)%	11.74%	(5.86)%	14.38%	7.83%
Ratios to Average Net AssetsE,F
Expenses before reductions	.81%	.84%	.86%	1.00%	1.14%
Expenses net of fee waivers, if any	.81%	.84%	.85%	.99%	1.13%
Expenses net of all reductions	.81%	.83%	.85%	.99%	1.13%
Net investment income (loss)	1.65%	1.68%	1.49%	1.33%	1.41%
Supplemental Data
Net assets, end of period (000 omitted)	$8,392	$14,507	$26,923	$30,581	$41,217
Portfolio turnover rateG	11%	8%H	29%	26%	44%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Canada Fund Class Z

Years ended October 31,	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$52.07	$49.94	$53.92
Income from Investment Operations
Net investment income (loss)B	.84	.92	.06
Net realized and unrealized gain (loss)	(4.37)	4.53	(4.04)
Total from investment operations	(3.53)	5.45	(3.98)
Distributions from net investment income	(1.03)	(.69)	–
Distributions from net realized gain	(1.40)	(2.63)	–
Total distributions	(2.43)	(3.32)	–
Net asset value, end of period	$46.11	$52.07	$49.94
Total ReturnC,D	(7.24)%	11.87%	(7.38)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.72%	.72%	.80%G
Expenses net of fee waivers, if any	.72%	.72%	.80%G
Expenses net of all reductions	.72%	.71%	.79%G
Net investment income (loss)	1.74%	1.80%	1.48%G
Supplemental Data
Net assets, end of period (000 omitted)	$15,221	$20,496	$128
Portfolio turnover rateH	11%	8%I	29%G

 A For the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2020

1. Organization.

Fidelity Canada Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Canada, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$251,552,669
Gross unrealized depreciation	(78,833,580)
Net unrealized appreciation (depreciation)	$172,719,089
Tax Cost	$499,525,745

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$11,806,915
Undistributed long-term capital gain	$5,658,411
Net unrealized appreciation (depreciation) on securities and other investments	$172,710,049

The tax character of distributions paid was as follows:

	October 31, 2020	October 31, 2019
Ordinary Income	$15,760,276	$ 10,899,530
Long-term Capital Gains	22,932,453	50,976,469
Total	$38,692,729	$ 61,875,999

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Canada Fund	87,320,704	220,683,222

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Canada as compared to its benchmark index, the S&P/TSX Composite Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .60% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$66,485	$595
Class M	.25%	.25%	35,684	304
Class C	.75%	.25%	44,367	983
			$146,536	$1,882

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$1,846
Class M	665
Class C(a)	167
$2,678

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class Z from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$72,088.27
Class M	20,770.29
Class C	11,816.27
Canada	1,432,672.21
Class I	18,836.14
Class Z	7,605.04
	$1,563,787

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Canada Fund	.05

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Canada Fund	$51

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Affiliated Redemptions In-Kind. During the prior period, 1,326,664 shares of the Fund were redeemed in-kind for investments and cash with a value of $69,285,297. The

Fund had a net realized gain of $25,479,297 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Canada Fund	$1,866

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Canada Fund	$31	$–	$–

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $9,385 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $3,597.

In addition, during the period the investment adviser or an affiliate reimbursed the Fund $7,050 for an operational error which is included in the accompanying Statement of Operations.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2020	Year ended October 31, 2019
Distributions to shareholders
Class A	$1,268,788	$1,725,249
Class M	336,513	438,995
Class C	180,277	599,233
Canada	35,323,208	57,337,031
Class I	642,320	1,761,950
Class Z	941,623	13,541
Total	$38,692,729	$61,875,999

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2020	Year ended October 31, 2019	Year ended October 31, 2020	Year ended October 31, 2019
Class A
Shares sold	46,439	95,319	$2,172,552	$4,762,032
Reinvestment of distributions	22,901	34,965	1,177,102	1,594,742
Shares redeemed	(149,855)	(132,619)	(7,199,345)	(6,599,280)
Net increase (decrease)	(80,515)	(2,335)	$(3,849,691)	$(242,506)
Class M
Shares sold	8,286	24,151	$397,961	$1,232,542
Reinvestment of distributions	6,547	9,616	335,323	437,340
Shares redeemed	(51,867)	(26,108)	(2,210,068)	(1,303,095)
Net increase (decrease)	(37,034)	7,659	$(1,476,784)	$366,787
Class C
Shares sold	3,703	5,030	$167,936	$242,358
Reinvestment of distributions	3,299	12,492	166,843	558,623
Shares redeemed	(59,945)	(125,453)	(2,760,164)	(6,065,682)
Net increase (decrease)	(52,943)	(107,931)	$(2,425,385)	$(5,264,701)
Canada
Shares sold	395,512	720,245	$18,632,031	$35,658,625
Reinvestment of distributions	643,578	1,185,764	33,163,571	54,201,287
Shares redeemed	(3,185,779)	(4,577,840)(a)	(150,419,840)	(231,547,759)(a)
Net increase (decrease)	(2,146,689)	(2,671,831)	$(98,624,238)	$(141,687,847)
Class I
Shares sold	161,893	739,392	$7,404,128	$35,133,991
Reinvestment of distributions	11,916	37,998	613,432	1,732,719
Shares redeemed	(270,737)	(1,038,167)(a)	(12,875,085)	(52,836,490)(a)
Net increase (decrease)	(96,928)	(260,777)	$(4,857,525)	$(15,969,780)
Class Z
Shares sold	39,258	412,219	$1,907,626	$20,955,321
Reinvestment of distributions	18,328	266	939,856	12,119
Shares redeemed	(121,084)	(21,441)	(5,692,032)	(1,105,326)
Net increase (decrease)	(63,498)	391,044	$(2,844,550)	$19,862,114

 (a) Amount includes in-kind redemptions (see the Prior Fiscal Year Affiliated Redemptions In-Kind note for additional details).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Fidelity® China Region Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2020	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	34.32%	13.92%	8.97%
Class M (incl. 3.50% sales charge)	37.07%	14.08%	8.89%
Class C (incl. contingent deferred sales charge)	40.46%	14.43%	8.81%
Fidelity® China Region Fund	42.95%	15.63%	9.97%
Class I	42.91%	15.62%	9.97%
Class Z	43.13%	15.69%	10.00%

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® China Region Fund, a class of the fund, on October 31, 2010, and the current % sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Golden Dragon Index performed over the same period.

Period Ending Values
$25,858	Fidelity® China Region Fund
$20,285	MSCI Golden Dragon Index

Fidelity® China Region Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned -2.46% for the 12 months ending October 31, 2020, in what was a bumpy ride for non-U.S. equities, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a sharp upturn. Declared a pandemic on March 11, the crisis and containment efforts caused broad contraction in economic activity, elevated volatility and dislocation in financial markets. A historically rapid and expansive monetary- and fiscal-policy response around the world provided a partial offset to the economic disruption. Other supporting factors included resilient corporate earnings and near-term potential for a COVID-19 vaccine breakthrough. This was evident in the index’s 12.28% gain in the final six months of the year. Currency fluctuation generally boosted foreign developed-markets equities for the year, while the reverse was true for emerging-markets stocks. Late in the period, the index was pressured by a second wave of COVID-19 cases in some regions, and stretched valuations and crowded positioning in big tech. For the full year, the U.K. (-22%), Asia Pacific ex Japan (-8%), Canada (-5%) and Europe ex U.K. (-4%) notably lagged. Emerging markets (+9%) and Japan (+1%) outperformed. By sector, energy (-38%), financials and real estate (-20% each) lagged, whereas information technology (+ 25%) and communication services (+15%) topped the index.

Comments from Co-Managers Stephen Lieu and Ivan Xie:  For the fiscal year ending October 31, 2020, the fund's share classes (excluding sales charges, if applicable) gained about 41% to 43%, outperforming the 26.58% result of the benchmark MSCI Golden Dragon Index. From a country standpoint, stock picks in China and an underweighting in Hong Kong contributed the most to the fund's relative result. By sector, the top contributor to performance versus the benchmark was stock picking in communication services, primarily driven by the media & entertainment industry. An overweighting in the consumer discretionary sector, especially within the retailing industry, also boosted the fund's relative result. Also lifting the fund's relative result was an underweighting in financials, primarily driven by the banking industry. The fund's largest individual relative contributor was an overweighting in Tencent Holdings, which gained about 87% the past 12 months. It was the fund's largest holding, on average. Also helping performance was our outsized stake in Pinduoduo, which gained roughly 121%. We decreased the fund’s Pinduoduo position by period end. In contrast, choices in the consumer discretionary, financials, and energy sectors detracted from the fund's relative result, as did picks in Hong Kong. Looking at individual stocks, it hurt to overweight China Oilfield Services (-56%), avoid strong-performing benchmark component JD.com (+162%), and underweight benchmark position Taiwan Semiconductor (+58%).

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® China Region Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2020
Cayman Islands	47.2%
China	17.8%
Taiwan	11.1%
Hong Kong	7.0%
United States of America*	5.7%
Korea (South)	4.5%
Bermuda	1.7%
Netherlands	1.1%
Sweden	1.0%
Other	2.9%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2020

% of fund's net assets
Stocks	97.7
Short-Term Investments and Net Other Assets (Liabilities)	2.3

Top Ten Stocks as of October 31, 2020

% of fund's net assets
Tencent Holdings Ltd. (Interactive Media & Services)	13.9
Alibaba Group Holding Ltd. sponsored ADR (Internet & Direct Marketing Retail)	13.5
Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	6.4
AIA Group Ltd. (Insurance)	3.5
China Construction Bank Corp. (H Shares) (Banks)	2.3
Meituan Class B (Internet & Direct Marketing Retail)	2.1
MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	2.0
New Oriental Education & Technology Group, Inc. sponsored ADR (Diversified Consumer Services)	1.7
Industrial & Commercial Bank of China Ltd. (H Shares) (Banks)	1.6
SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	1.6
48.6

Top Market Sectors as of October 31, 2020

% of fund's net assets
Consumer Discretionary	27.5
Information Technology	21.5
Communication Services	17.8
Financials	10.5
Health Care	5.9
Materials	4.3
Real Estate	3.7
Industrials	3.3
Consumer Staples	1.6
Utilities	1.0

Market Sectors may include more than one industry category.
The Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Hong Kong, Taiwanese and Chinese markets. As of October 31, 2020, the Fund did not have more than 25% of its total assets invested in any one industry.

Fidelity® China Region Fund

Schedule of Investments October 31, 2020

Showing Percentage of Net Assets

Common Stocks - 96.3%
	Shares	Value
COMMUNICATION SERVICES - 17.8%
Entertainment - 2.7%
Bilibili, Inc. ADR (a)(b)	496,700	$22,187,589
DouYu International Holdings Ltd. ADR (a)	1,124,400	17,203,320
iQIYI, Inc. ADR (a)	272,400	6,728,280
		46,119,189
Interactive Media & Services - 15.1%
Momo, Inc. ADR	396,700	5,950,500
Tencent Holdings Ltd.	3,101,100	236,941,576
YY, Inc. ADR	140,234	12,814,583
		255,706,659

TOTAL COMMUNICATION SERVICES		301,825,848

CONSUMER DISCRETIONARY - 27.5%
Automobiles - 0.9%
Guangzhou Automobile Group Co. Ltd. (H Shares)	11,328,000	11,616,588
Li Auto, Inc. ADR (a)(b)	97,900	1,974,643
XPeng, Inc. ADR (a)	67,700	1,312,026
		14,903,257
Diversified Consumer Services - 1.7%
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	183,700	29,461,806
Hotels, Restaurants & Leisure - 2.3%
Sands China Ltd.	2,905,600	10,175,690
SJM Holdings Ltd.	12,978,000	13,442,546
Summit Ascent Holdings Ltd. (a)	58,410,000	6,705,566
Wynn Macau Ltd. (a)	6,489,200	8,956,393
		39,280,195
Household Durables - 1.1%
Gree Electric Appliances, Inc. of Zhuhai (A Shares)	2,078,707	18,244,487
Internet & Direct Marketing Retail - 18.6%
Alibaba Group Holding Ltd. sponsored ADR (a)	754,800	229,980,012
Ctrip.com International Ltd. ADR(a)	414,800	11,929,648
Farfetch Ltd. Class A (a)	441,000	12,405,330
Meituan Class B (a)	965,288	35,884,683
momo.com, Inc.	238,000	5,690,237
Pinduoduo, Inc. ADR (a)	232,905	20,956,792
		316,846,702
Leisure Products - 0.3%
Bafang Electric Suzhou Co. Ltd. (A Shares)	150,700	4,155,061
Specialty Retail - 0.1%
Dufry AG (a)	46,323	1,752,994
Textiles, Apparel & Luxury Goods - 2.5%
Anhui Korrun Co. Ltd. (A Shares)	2,814,731	12,933,410
Compagnie Financiere Richemont SA Series A	223,140	13,947,098
LVMH Moet Hennessy Louis Vuitton SE	33,900	15,890,546
		42,771,054

TOTAL CONSUMER DISCRETIONARY		467,415,556

CONSUMER STAPLES - 1.6%
Beverages - 1.4%
Kweichow Moutai Co. Ltd. (A Shares)	94,445	23,623,253
Tobacco - 0.2%
Smoore International Holdings Ltd. (a)(c)	759,000	3,950,422

TOTAL CONSUMER STAPLES		27,573,675

ENERGY - 0.6%
Energy Equipment & Services - 0.6%
China Oilfield Services Ltd. (H Shares)	17,780,000	10,687,494
FINANCIALS - 10.5%
Banks - 4.5%
China Construction Bank Corp. (H Shares)	55,877,000	38,505,586
Dah Sing Banking Group Ltd.	2,852,000	2,450,090
E.SUN Financial Holdings Co. Ltd.	9,150,048	7,771,896
Industrial & Commercial Bank of China Ltd. (H Shares)	48,991,000	27,820,253
		76,547,825
Consumer Finance - 0.3%
LexinFintech Holdings Ltd. ADR (a)	540,609	4,454,618
Insurance - 5.7%
AIA Group Ltd.	6,318,200	60,131,424
China Life Insurance Co. Ltd.	8,421,700	5,637,231
China Life Insurance Co. Ltd. (H Shares)	6,493,000	14,167,242
China Pacific Insurance (Group) Co. Ltd. (H Shares)	1,333,000	4,152,461
Ping An Insurance Group Co. of China Ltd. (H Shares)	1,302,000	13,462,255
		97,550,613

TOTAL FINANCIALS		178,553,056

HEALTH CARE - 5.7%
Biotechnology - 2.7%
Akeso, Inc. (c)	5,755,000	18,038,891
Innovent Biologics, Inc. (a)(c)	1,872,500	13,815,801
Shenzhen New Industries Biomedical Engineering Co. Ltd.	324,400	8,293,240
Zai Lab Ltd. (a)	66,600	5,541,051
		45,688,983
Health Care Equipment & Supplies - 0.9%
Kangji Medical Holdings Ltd.	1,231,000	3,182,895
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	167,315	9,696,046
Venus MedTech Hangzhou, Inc. (H Shares) (a)(c)	218,500	2,101,151
		14,980,092
Life Sciences Tools & Services - 0.4%
Hangzhou Tigermed Consulting Co. Ltd. (H Shares) (a)(c)	78,400	1,259,052
Pharmaron Beijing Co. Ltd. (H Shares) (c)	385,200	5,559,997
		6,819,049
Pharmaceuticals - 1.7%
Hansoh Pharmaceutical Group Co. Ltd. (a)(c)	4,460,000	19,876,556
Hua Medicine (a)(c)	4,283,000	2,336,935
Sino Biopharmaceutical Ltd.	7,584,000	7,650,033
		29,863,524

TOTAL HEALTH CARE		97,351,648

INDUSTRIALS - 3.3%
Air Freight & Logistics - 1.4%
ZTO Express, Inc. (a)	769,900	22,761,829
Machinery - 1.4%
Anhui Heli Co. Ltd. ELS (UBS AG London Branch Bank Warrant Program) Class A warrants 1/21/22 (a)(c)	999,376	2,114,486
HIWIN Technologies Corp.	1,320,820	11,495,829
Shenzhen Inovance Technology Co. Ltd. (A Shares)	1,124,209	10,819,424
		24,429,739
Professional Services - 0.5%
Guangzhou GRG Metrology & Test Co. Ltd. ELS (UBS AG London Branch Bank Warrant Program) Class A warrants 1/13/21 (a)(c)	1,926,391	8,782,362

TOTAL INDUSTRIALS		55,973,930

INFORMATION TECHNOLOGY - 20.3%
Communications Equipment - 1.0%
Ericsson (B Shares) sponsored ADR	1,466,900	16,443,949
Electronic Equipment & Components - 2.9%
AVIC Jonhon OptronicTechnology Co. Ltd.	2,363,022	19,605,549
Largan Precision Co. Ltd.	101,000	10,679,332
Sunny Optical Technology Group Co. Ltd.	1,097,300	18,145,612
		48,430,493
IT Services - 0.9%
TravelSky Technology Ltd. (H Shares)	7,260,000	15,245,766
Semiconductors & Semiconductor Equipment - 13.3%
ASM Pacific Technology Ltd.	711,300	7,156,582
eMemory Technology, Inc.	191,000	3,805,446
MediaTek, Inc.	1,408,000	33,367,961
Micron Technology, Inc. (a)	529,300	26,644,962
NXP Semiconductors NV	141,270	19,088,402
SK Hynix, Inc.	389,880	27,598,525
Taiwan Semiconductor Manufacturing Co. Ltd.	7,201,000	108,927,845
		226,589,723
Software - 0.7%
Beijing Shiji Information Technology Co. Ltd. (A Shares)	882,527	4,884,314
China Youzan Ltd. (a)	19,408,000	4,581,314
Ming Yuan Cloud Group Holdings Ltd.	474,500	2,025,921
		11,491,549
Technology Hardware, Storage & Peripherals - 1.5%
Canaan, Inc. ADR (b)	2,714,809	5,918,284
Samsung Electronics Co. Ltd.	310,370	15,566,715
Xiaomi Corp. Class B (a)(c)	1,566,800	4,456,034
		25,941,033

TOTAL INFORMATION TECHNOLOGY		344,142,513

MATERIALS - 4.3%
Chemicals - 0.8%
LG Chemical Ltd.	25,138	13,677,207
Construction Materials - 1.5%
China Jushi Co. Ltd. (A Shares)	7,969,705	16,659,042
West China Cement Ltd.	57,872,000	8,584,689
		25,243,731
Containers & Packaging - 0.9%
Greatview Aseptic Pack Co. Ltd.	20,422,000	8,745,700
Shenzhen YUTO Packaging Technology Co. Ltd. (A Shares)	1,659,825	7,356,414
		16,102,114
Metals & Mining - 1.1%
Zijin Mining Group Co. Ltd. (H Shares)	25,466,000	18,428,154

TOTAL MATERIALS		73,451,206

REAL ESTATE - 3.7%
Equity Real Estate Investment Trusts (REITs) - 0.6%
Link (REIT)	1,293,463	9,852,175
Real Estate Management & Development - 3.1%
China Overseas Land and Investment Ltd.	6,808,000	17,036,466
KE Holdings, Inc. ADR (a)	134,400	9,374,400
Longfor Properties Co. Ltd. (c)	1,855,500	10,136,140
Shimao Property Holdings Ltd.	1,792,000	6,321,986
Shimao Services Holdings Ltd. (a)(c)	29,377	62,903
Sun Hung Kai Properties Ltd.	827,000	10,644,995
		53,576,890

TOTAL REAL ESTATE		63,429,065

UTILITIES - 1.0%
Gas Utilities - 1.0%
China Gas Holdings Ltd.	5,200,932	15,933,200
TOTAL COMMON STOCKS
(Cost $986,716,259)		1,636,337,191

Preferred Stocks - 1.4%
Convertible Preferred Stocks - 0.2%
HEALTH CARE - 0.2%
Pharmaceuticals - 0.2%
Antengene Corp. Series C1 (d)(e)	1,094,111	3,091,833
Nonconvertible Preferred Stocks - 1.2%
INFORMATION TECHNOLOGY - 1.2%
Technology Hardware, Storage & Peripherals - 1.2%
Samsung Electronics Co. Ltd.	486,190	21,580,666
TOTAL PREFERRED STOCKS
(Cost $19,064,728)		24,672,499

Money Market Funds - 2.7%
Fidelity Cash Central Fund 0.10% (f)	31,707,104	31,713,446
Fidelity Securities Lending Cash Central Fund 0.11% (f)(g)	14,461,887	14,463,334
TOTAL MONEY MARKET FUNDS
(Cost $46,176,780)		46,176,780
TOTAL INVESTMENT IN SECURITIES - 100.4%
(Cost $1,051,957,767)		1,707,186,470
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(7,334,949)
NET ASSETS - 100%		$1,699,851,521

Security Type Abbreviations

ELS – Equity-Linked Security

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $92,490,730 or 5.4% of net assets.

 (d) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,091,833 or 0.2% of net assets.

 (e) Level 3 security

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Antengene Corp. Series C1	7/11/20	$3,091,833

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$107,760
Fidelity Securities Lending Cash Central Fund	328,206
Total	$435,966

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$301,825,848	$64,884,272	$236,941,576	$--
Consumer Discretionary	467,415,556	402,244,954	65,170,602	--
Consumer Staples	27,573,675	3,950,422	23,623,253	--
Energy	10,687,494	10,687,494	--	--
Financials	178,553,056	24,466,296	154,086,760	--
Health Care	100,443,481	76,179,467	21,172,181	3,091,833
Industrials	55,973,930	34,257,658	21,716,272	--
Information Technology	365,723,179	163,103,531	202,619,648	--
Materials	73,451,206	35,758,543	37,692,663	--
Real Estate	63,429,065	52,784,070	10,644,995	--
Utilities	15,933,200	15,933,200	--	--
Money Market Funds	46,176,780	46,176,780	--	--
Total Investments in Securities:	$1,707,186,470	$930,426,687	$773,667,950	$3,091,833

See accompanying notes which are an integral part of the financial statements.

Fidelity® China Region Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2020
Assets
Investment in securities, at value (including securities loaned of $13,725,951) — See accompanying schedule: Unaffiliated issuers (cost $1,005,780,987)	$1,661,009,690
Fidelity Central Funds (cost $46,176,780)	46,176,780
Total Investment in Securities (cost $1,051,957,767)		$1,707,186,470
Foreign currency held at value (cost $4,750,069)		4,750,065
Receivable for investments sold		14,528
Receivable for fund shares sold		5,031,323
Dividends receivable		255,719
Distributions receivable from Fidelity Central Funds		8,049
Prepaid expenses		2,429
Other receivables		93,585
Total assets		1,717,342,168
Liabilities
Payable for investments purchased	$343,407
Payable for fund shares redeemed	1,244,015
Accrued management fee	947,838
Distribution and service plan fees payable	22,505
Other affiliated payables	271,770
Other payables and accrued expenses	199,236
Collateral on securities loaned	14,461,876
Total liabilities		17,490,647
Net Assets		$1,699,851,521
Net Assets consist of:
Paid in capital		$958,832,988
Total accumulated earnings (loss)		741,018,533
Net Assets		$1,699,851,521
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($39,303,036 ÷ 772,160 shares)(a)		$50.90
Maximum offering price per share (100/94.25 of $50.90)		$54.01
Class M:
Net Asset Value and redemption price per share ($12,028,095 ÷ 237,504 shares)(a)		$50.64
Maximum offering price per share (100/96.50 of $50.64)		$52.48
Class C:
Net Asset Value and offering price per share ($11,307,561 ÷ 230,300 shares)(a)		$49.10
China Region:
Net Asset Value, offering price and redemption price per share ($1,518,404,228 ÷ 29,467,250 shares)		$51.53
Class I:
Net Asset Value, offering price and redemption price per share ($47,687,785 ÷ 932,042 shares)		$51.16
Class Z:
Net Asset Value, offering price and redemption price per share ($71,120,816 ÷ 1,392,573 shares)		$51.07

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2020
Investment Income
Dividends		$21,182,625
Income from Fidelity Central Funds (including $328,206 from security lending)		435,966
Income before foreign taxes withheld		21,618,591
Less foreign taxes withheld		(2,051,251)
Total income		19,567,340
Expenses
Management fee	$9,487,856
Transfer agent fees	2,259,006
Distribution and service plan fees	235,609
Accounting fees	629,220
Custodian fees and expenses	368,986
Independent trustees' fees and expenses	7,631
Registration fees	127,910
Audit	84,607
Legal	2,144
Interest	469
Miscellaneous	30,732
Total expenses before reductions	13,234,170
Expense reductions	(305,595)
Total expenses after reductions		12,928,575
Net investment income (loss)		6,638,765
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	91,609,505
Fidelity Central Funds	1,664
Foreign currency transactions	149,606
Total net realized gain (loss)		91,760,775
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	397,428,266
Fidelity Central Funds	25
Assets and liabilities in foreign currencies	697
Total change in net unrealized appreciation (depreciation)		397,428,988
Net gain (loss)		489,189,763
Net increase (decrease) in net assets resulting from operations		$495,828,528

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2020	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,638,765	$8,621,197
Net realized gain (loss)	91,760,775	44,259,090
Change in net unrealized appreciation (depreciation)	397,428,988	200,242,414
Net increase (decrease) in net assets resulting from operations	495,828,528	253,122,701
Distributions to shareholders	(8,548,175)	(8,434,846)
Share transactions - net increase (decrease)	(4,177,297)	(60,489,131)
Total increase (decrease) in net assets	483,103,056	184,198,724
Net Assets
Beginning of period	1,216,748,465	1,032,549,741
End of period	$1,699,851,521	$1,216,748,465

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity China Region Fund Class A

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$35.86	$28.73	$34.22	$25.46	$29.34
Income from Investment Operations
Net investment income (loss)A	.08	.15	.15	.08	.18
Net realized and unrealized gain (loss)	15.11	7.10	(5.56)	8.90	(.20)
Total from investment operations	15.19	7.25	(5.41)	8.98	(.02)
Distributions from net investment income	(.15)	(.12)	(.08)	(.18)	(.27)
Distributions from net realized gain	–	–	–	(.05)	(3.59)
Total distributions	(.15)	(.12)	(.08)	(.23)	(3.86)
Redemption fees added to paid in capitalA	–	–	–B	.01	–B
Net asset value, end of period	$50.90	$35.86	$28.73	$34.22	$25.46
Total ReturnC,D	42.52%	25.30%	(15.86)%	35.67%	(.13)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.24%	1.27%	1.27%	1.30%	1.33%
Expenses net of fee waivers, if any	1.24%	1.26%	1.27%	1.30%	1.33%
Expenses net of all reductions	1.22%	1.26%	1.24%	1.29%	1.32%
Net investment income (loss)	.18%	.44%	.43%	.28%	.75%
Supplemental Data
Net assets, end of period (000 omitted)	$39,303	$29,963	$23,424	$35,539	$22,937
Portfolio turnover rateG	60%	80%	60%	68%	70%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity China Region Fund Class M

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$35.66	$28.55	$34.05	$25.34	$29.18
Income from Investment Operations
Net investment income (loss)A	(.05)	.04	.03	(.02)	.10
Net realized and unrealized gain (loss)	15.04	7.07	(5.53)	8.88	(.22)
Total from investment operations	14.99	7.11	(5.50)	8.86	(.12)
Distributions from net investment income	(.01)	–	–	(.11)	(.13)
Distributions from net realized gain	–	–	–	(.05)	(3.59)
Total distributions	(.01)	–	–	(.16)	(3.72)
Redemption fees added to paid in capitalA	–	–	–B	.01	–B
Net asset value, end of period	$50.64	$35.66	$28.55	$34.05	$25.34
Total ReturnC,D	42.04%	24.90%	(16.15)%	35.25%	(.50)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.56%	1.59%	1.62%	1.65%	1.67%
Expenses net of fee waivers, if any	1.56%	1.59%	1.62%	1.65%	1.67%
Expenses net of all reductions	1.53%	1.58%	1.58%	1.64%	1.67%
Net investment income (loss)	(.13)%	.12%	.08%	(.07)%	.40%
Supplemental Data
Net assets, end of period (000 omitted)	$12,028	$9,251	$8,132	$9,763	$5,644
Portfolio turnover rateG	60%	80%	60%	68%	70%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity China Region Fund Class C

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$34.71	$27.90	$33.41	$24.82	$28.68
Income from Investment Operations
Net investment income (loss)A	(.22)	(.09)	(.11)	(.13)	–B
Net realized and unrealized gain (loss)	14.61	6.90	(5.40)	8.73	(.21)
Total from investment operations	14.39	6.81	(5.51)	8.60	(.21)
Distributions from net investment income	–	–	–	–	(.06)
Distributions from net realized gain	–	–	–	(.02)	(3.59)
Total distributions	–	–	–	(.02)	(3.65)
Redemption fees added to paid in capitalA	–	–	–B	.01	–B
Net asset value, end of period	$49.10	$34.71	$27.90	$33.41	$24.82
Total ReturnC,D	41.46%	24.41%	(16.49)%	34.71%	(.88)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.98%	2.00%	2.01%	2.05%	2.07%
Expenses net of fee waivers, if any	1.98%	2.00%	2.01%	2.05%	2.07%
Expenses net of all reductions	1.96%	1.99%	1.98%	2.03%	2.06%
Net investment income (loss)	(.55)%	(.29)%	(.31)%	(.46)%	.01%
Supplemental Data
Net assets, end of period (000 omitted)	$11,308	$9,437	$10,138	$12,952	$11,218
Portfolio turnover rateG	60%	80%	60%	68%	70%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity China Region Fund

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$36.30	$29.11	$34.64	$25.78	$29.66
Income from Investment Operations
Net investment income (loss)A	.21	.25	.26	.17	.26
Net realized and unrealized gain (loss)	15.28	7.19	(5.65)	9.00	(.21)
Total from investment operations	15.49	7.44	(5.39)	9.17	.05
Distributions from net investment income	(.26)	(.25)	(.14)	(.27)	(.35)
Distributions from net realized gain	–	–	–	(.05)	(3.59)
Total distributions	(.26)	(.25)	(.14)	(.32)	(3.93)B
Redemption fees added to paid in capitalA	–	–	–C	.01	–C
Net asset value, end of period	$51.53	$36.30	$29.11	$34.64	$25.78
Total ReturnD	42.95%	25.72%	(15.62)%	36.10%	.15%
Ratios to Average Net AssetsE,F
Expenses before reductions	.93%	.95%	.96%	1.00%	1.02%
Expenses net of fee waivers, if any	.93%	.95%	.96%	1.00%	1.02%
Expenses net of all reductions	.91%	.95%	.93%	.99%	1.01%
Net investment income (loss)	.49%	.76%	.74%	.58%	1.06%
Supplemental Data
Net assets, end of period (000 omitted)	$1,518,404	$1,093,827	$969,679	$1,294,775	$1,004,985
Portfolio turnover rateG	60%	80%	60%	68%	70%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity China Region Fund Class I

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$36.05	$28.90	$34.41	$25.62	$29.51
Income from Investment Operations
Net investment income (loss)A	.20	.25	.26	.16	.26
Net realized and unrealized gain (loss)	15.17	7.13	(5.61)	8.95	(.20)
Total from investment operations	15.37	7.38	(5.35)	9.11	.06
Distributions from net investment income	(.26)	(.23)	(.16)	(.28)	(.36)
Distributions from net realized gain	–	–	–	(.05)	(3.59)
Total distributions	(.26)	(.23)	(.16)	(.33)	(3.95)
Redemption fees added to paid in capitalA	–	–	–B	.01	–B
Net asset value, end of period	$51.16	$36.05	$28.90	$34.41	$25.62
Total ReturnC	42.91%	25.71%	(15.63)%	36.11%	.16%
Ratios to Average Net AssetsD,E
Expenses before reductions	.95%	.97%	.98%	1.01%	1.00%
Expenses net of fee waivers, if any	.95%	.96%	.98%	1.01%	1.00%
Expenses net of all reductions	.93%	.96%	.95%	.99%	.99%
Net investment income (loss)	.48%	.74%	.72%	.57%	1.07%
Supplemental Data
Net assets, end of period (000 omitted)	$47,688	$27,410	$20,854	$27,880	$19,334
Portfolio turnover rateF	60%	80%	60%	68%	70%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity China Region Fund Class Z

Years ended October 31,	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$36.00	$28.91	$32.63
Income from Investment Operations
Net investment income (loss)B	.26	.30	.01
Net realized and unrealized gain (loss)	15.14	7.11	(3.73)
Total from investment operations	15.40	7.41	(3.72)
Distributions from net investment income	(.33)	(.32)	–
Distributions from net realized gain	–	–	–
Total distributions	(.33)	(.32)	–
Net asset value, end of period	$51.07	$36.00	$28.91
Total ReturnC,D	43.13%	25.86%	(11.40)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.81%	.82%	.91%G
Expenses net of fee waivers, if any	.81%	.82%	.90%G
Expenses net of all reductions	.79%	.81%	.87%G
Net investment income (loss)	.61%	.89%	.57%G
Supplemental Data
Net assets, end of period (000 omitted)	$71,121	$46,861	$323
Portfolio turnover rateH	60%	80%	60%

 A For the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2020

1. Organization.

Fidelity China Region Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, China Region, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC)and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$705,900,094
Gross unrealized depreciation	(59,022,423)
Net unrealized appreciation (depreciation)	$646,877,671
Tax Cost	$1,060,308,799

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$81,930,720
Undistributed long-term capital gain	$12,206,000
Net unrealized appreciation (depreciation) on securities and other investments	$646,881,814

The tax character of distributions paid was as follows:

	October 31, 2020	October 31, 2020
Ordinary Income	$8,548,175	$ 8,434,846

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities are, noted in the table below.

	Purchases ($)	Sales ($)
Fidelity China Region Fund	811,544,847	841,700,902

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .68% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$82,362	$1,889
Class M	.25%	.25%	51,218	647
Class C	.75%	.25%	102,029	14,745
			$235,609	$17,281

During the period, the investment adviser or its affiliates waived a portion of these fees.

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$18,251
Class M	1,653
Class C(a)	3,290
$23,194

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class Z from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$72,636.22
Class M	29,418.29
Class C	21,199.21
China Region	2,054,345.16
Class I	58,909.18
Class Z	22,499.04
	$2,259,006

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity China Region Fund	.05

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity China Region Fund	$16,175

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity China Region Fund	Borrower	$9,480,000	1.78%	$469

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $75,355.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity China Region Fund	$3,163

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity China Region Fund	$20,655	$–	$–

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $291,308 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $1,422.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $5,155.

In addition, during the period the investment adviser or an affiliate reimbursed the Fund $7,710 for an operational error which is included in the accompanying Statement of Operations.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2020	Year ended October 31, 2019
Distributions to shareholders
Class A	$125,875	$92,117
Class M	2,316	–
China Region	7,803,466	8,164,383
Class I	196,223	170,585
Class Z	420,295	7,761
Total	$8,548,175	$8,434,846

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2020	Year ended October 31, 2019	Year ended October 31, 2020	Year ended October 31, 2019
Class A
Shares sold	252,850	199,202	$10,700,822	$6,700,557
Reinvestment of distributions	3,337	3,062	122,352	90,830
Shares redeemed	(319,557)	(182,149)	(12,564,945)	(5,889,031)
Net increase (decrease)	(63,370)	20,115	$(1,741,771)	$902,356
Class M
Shares sold	44,515	40,302	$1,766,098	$1,338,213
Reinvestment of distributions	63	–	2,314	–
Shares redeemed	(66,503)	(65,723)	(2,606,169)	(2,122,809)
Net increase (decrease)	(21,925)	(25,421)	$(837,757)	$(784,596)
Class C
Shares sold	63,570	43,065	$2,554,562	$1,400,507
Shares redeemed	(105,168)	(134,542)	(4,175,715)	(4,290,419)
Net increase (decrease)	(41,598)	(91,477)	$(1,621,153)	$(2,889,912)
China Region
Shares sold	9,843,654	6,473,996	$415,483,498	$219,994,317
Reinvestment of distributions	199,161	260,477	7,372,929	7,798,692
Shares redeemed	(10,708,896)	(9,909,366)	(439,021,765)	(329,544,092)
Net increase (decrease)	(666,081)	(3,174,893)	$(16,165,338)	$(101,751,083)
Class I
Shares sold	879,811	427,700	$38,355,592	$14,190,055
Reinvestment of distributions	4,369	4,738	160,612	140,863
Shares redeemed	(712,536)	(393,573)	(29,163,388)	(12,947,213)
Net increase (decrease)	171,644	38,865	$9,352,816	$1,383,705
Class Z
Shares sold	663,465	1,429,776	$29,709,073	$47,427,389
Reinvestment of distributions	11,468	262	420,295	7,761
Shares redeemed	(583,926)	(139,654)	(23,293,462)	(4,784,751)
Net increase (decrease)	91,007	1,290,384	$6,835,906	$42,650,399

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Fidelity® Emerging Asia Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2020	Past 1 year	Past 5 years	Past 10 years
Fidelity® Emerging Asia Fund	50.46%	18.17%	10.10%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Emerging Asia Fund on October 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the MSCI AC (All Country) Asia ex Japan Index performed over the same period.

Period Ending Values
$26,179	Fidelity® Emerging Asia Fund
$16,933	MSCI AC (All Country) Asia ex Japan Index

Fidelity® Emerging Asia Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned -2.46% for the 12 months ending October 31, 2020, in what was a bumpy ride for non-U.S. equities, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a sharp upturn. Declared a pandemic on March 11, the crisis and containment efforts caused broad contraction in economic activity, elevated volatility and dislocation in financial markets. A historically rapid and expansive monetary- and fiscal-policy response around the world provided a partial offset to the economic disruption. Other supporting factors included resilient corporate earnings and near-term potential for a COVID-19 vaccine breakthrough. This was evident in the index’s 12.28% gain in the final six months of the year. Currency fluctuation generally boosted foreign developed-markets equities for the year, while the reverse was true for emerging-markets stocks. Late in the period, the index was pressured by a second wave of COVID-19 cases in some regions, and stretched valuations and crowded positioning in big tech. For the full year, the U.K. (-22%), Asia Pacific ex Japan (-8%), Canada (-5%) and Europe ex U.K. (-4%) notably lagged. Emerging markets (+9%) and Japan (+1%) outperformed. By sector, energy (-38%), financials and real estate (-20% each) lagged, whereas information technology (+ 25%) and communication services (+15%) topped the index.

Comments from Portfolio Manager Xiaoting Zhao:  For the fiscal year ending October 31, 2020, the fund gained 50.46%, outperforming the 15.85% result of the benchmark Fidelity Emerging Asia Fund Linked Index. From a regional standpoint, stock picks in emerging markets, especially China, contributed the most by far to the fund's relative result. Picks in Japan contributed to a significant, but lesser, extent. By sector, stock picks in communication services, as well as positioning in the information technology and industrials sectors, bolstered the fund's relative result. An overweighting in Pinduoduo, which gained 112% the past year, added more value than any other individual position. Outsized stakes in Bilibili (+186%) and Tencent Holdings (+87%) also contributed on a relative basis. Conversely, a lighter-than-benchmark stake in Alibaba Group Holding (+72%), on average, detracted. Also hampering performance was an underweighting in JD.com, which gained 162% within the benchmark. JD.com was not held at period end. Another notable relative detractor was an out-of-benchmark stake in Thai Beverage Public (-36%).

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On January 1, 2020, John Dance came off of the fund, leaving Xiaoting Zhao as sole portfolio manager.

Fidelity® Emerging Asia Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2020
Cayman Islands	31.9%
India	12.0%
China	11.1%
Korea (South)	10.5%
Japan	8.9%
Taiwan	7.6%
United States of America*	7.1%
Thailand	1.8%
Mauritius	1.6%
Other	7.5%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2020

% of fund's net assets
Stocks	98.2
Short-Term Investments and Net Other Assets (Liabilities)	1.8

Top Ten Stocks as of October 31, 2020

% of fund's net assets
Alibaba Group Holding Ltd. (Cayman Islands, Internet & Direct Marketing Retail)	11.4
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	5.9
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	4.7
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	4.6
Bilibili, Inc. ADR (Cayman Islands, Entertainment)	2.7
Reliance Industries Ltd. (India, Oil, Gas & Consumable Fuels)	2.3
SK Hynix, Inc. (Korea (South), Semiconductors & Semiconductor Equipment)	2.2
Micron Technology, Inc. (United States of America, Semiconductors & Semiconductor Equipment)	1.8
MakeMyTrip Ltd. (Mauritius, Internet & Direct Marketing Retail)	1.6
Bajaj Finance Ltd. (India, Consumer Finance)	1.4
38.6

Top Market Sectors as of October 31, 2020

% of fund's net assets
Information Technology	31.2
Consumer Discretionary	24.7
Communication Services	15.0
Financials	9.8
Health Care	6.9
Industrials	4.3
Energy	2.4
Materials	1.8
Consumer Staples	1.4
Real Estate	0.7

Fidelity® Emerging Asia Fund

Schedule of Investments October 31, 2020

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value
Australia - 0.0%
Blue Sky Alternative Investments Ltd. (a)(b)	1,118,552	$8
Cayman Islands - 31.9%
Agora, Inc. ADR (a)	3,400	130,900
Akeso, Inc. (c)	2,213,000	6,936,588
Alibaba Group Holding Ltd.(a)	2,625,000	99,471,412
Alibaba Group Holding Ltd. sponsored ADR (a)	265,600	80,925,664
Archosaur Games, Inc. (a)(c)	6,536,000	15,394,693
Bilibili, Inc. ADR (a)(d)	935,500	41,788,785
China Literature Ltd. (a)(c)	701,800	5,748,378
CMGE Technology Group Ltd.	22,018,000	8,349,941
CStone Pharmaceuticals Co. Ltd. (a)(c)	162,470	238,492
Ctrip.com International Ltd. ADR (a)	735,400	21,150,104
Frontage Holdings Corp. (a)(c)(d)	9,728,000	4,266,391
GSX Techedu, Inc. ADR (a)(d)	82,100	5,453,082
Hua Medicine (a)(c)	5,702,500	3,111,458
Huazhu Group Ltd. ADR (d)	92,700	3,673,701
iClick Interactive Asia Group Ltd. (A Shares) ADR (a)(d)	809,400	6,450,918
Innovent Biologics, Inc. (a)(c)	1,021,500	7,536,898
iQIYI, Inc. ADR (a)	272,700	6,735,690
Kangji Medical Holdings Ltd.	1,338,000	3,641,638
Kangji Medical Holdings Ltd.	504,000	1,303,151
KE Holdings, Inc. ADR (a)	58,700	4,094,325
Li Ning Co. Ltd.	1,291,200	6,662,109
Lufax Holding Ltd. ADR (a)	256,200	3,458,700
Meituan Class B (a)	66,116	2,457,869
Phoenix Tree Holdings Ltd. ADR	138,800	259,556
Pinduoduo, Inc. ADR (a)	205,600	18,499,888
Semiconductor Manufacturing International Corp. (a)	5,328,000	15,718,305
So-Young International, Inc. ADR (a)(d)	329,800	3,848,766
Sunny Optical Technology Group Co. Ltd.	424,700	7,023,094
TAL Education Group ADR (a)	221,868	14,745,347
Tencent Holdings Ltd.	976,940	74,643,740
Wuxi Biologics (Cayman), Inc. (a)(c)	399,500	11,161,780
YY, Inc. ADR	96,400	8,809,032
Zai Lab Ltd. (a)	16,700	1,389,423
Zai Lab Ltd. ADR (a)	109,800	9,009,090

TOTAL CAYMAN ISLANDS		504,088,908

China - 11.1%
Anhui Korrun Co. Ltd. (A Shares)	1,796,361	8,254,101
AVIC Jonhon OptronicTechnology Co. Ltd.	1,111,900	9,225,225
Bafang Electric Suzhou Co. Ltd. (A Shares)	78,980	2,177,616
Beijing Enlight Media Co. Ltd. (A Shares)	3,172,500	5,772,595
Beijing Shiji Information Technology Co. Ltd. (A Shares)	1,942,917	10,753,004
China Jushi Co. Ltd. (A Shares)	3,449,218	7,209,887
Guangzhou Automobile Group Co. Ltd.	6,153,966	12,378,714
Guangzhou GRG Metrology & Test Co. Ltd. (A Shares)	1,668,290	7,608,326
Hangzhou Tigermed Consulting Co. Ltd. (A Shares)	477,497	8,879,037
Leader Harmonious Drive Systems Co. Ltd. (A Shares) (a)	883,000	10,738,826
Milkyway Chemical Supply Chain Service Co. Ltd. (A Shares)	677,684	11,111,392
Pharmaron Beijing Co. Ltd. (A Shares)	605,942	10,425,955
Shanghai Bairun Investment Holding Group Co. Ltd. (A Shares)	1,030,940	10,288,962
Shenzhen Inovance Technology Co. Ltd. (A Shares)	1,507,585	14,509,047
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	157,208	9,110,337
Shenzhen New Industries Biomedical Engineering Co. Ltd.	362,800	9,274,930
Sungrow Power Supply Co. Ltd. (A Shares)	1,552,995	9,041,504
TravelSky Technology Ltd. (H Shares)	2,217,000	4,655,629
WuXi AppTec Co. Ltd. (H Shares) (c)	828,160	13,192,875

TOTAL CHINA		174,607,962

France - 0.8%
LVMH Moet Hennessy Louis Vuitton SE	11,100	5,203,099
Ubisoft Entertainment SA (a)	84,000	7,409,690

TOTAL FRANCE		12,612,789

Germany - 0.5%
Delivery Hero AG (a)(c)	72,100	8,294,682
Hong Kong - 0.9%
AIA Group Ltd.	1,460,650	13,901,264
India - 12.0%
Asian Paints Ltd.	202,100	5,992,231
Aster DM Healthcare Ltd. (a)(c)	979,760	1,763,631
Bajaj Finance Ltd.	515,200	22,845,864
Computer Age Management Services Private Ltd. (a)	664,185	11,611,738
Eicher Motors Ltd.	276,870	7,784,403
HDFC Asset Management Co. Ltd. (c)	637,124	19,219,617
HDFC Bank Ltd.	1,227,938	19,493,697
HDFC Bank Ltd. sponsored ADR (a)	119,700	6,875,568
Housing Development Finance Corp. Ltd.	478,664	12,344,391
Indian Energy Exchange Ltd. (c)	1,278,100	3,277,814
Kotak Mahindra Bank Ltd. (a)	501,800	10,409,681
Maruti Suzuki India Ltd.	88,244	8,239,018
Mindspace Business Parks (a)(c)	182,800	751,539
Mindspace Business Parks	178,600	657,557
Oberoi Realty Ltd. (a)	744,153	4,419,569
Page Industries Ltd.	20,254	5,450,882
Reliance Industries Ltd.	1,290,854	35,576,221
Reliance Industries Ltd.	86,056	1,363,308
TCNS Clothing Co. Ltd. (a)(c)	609,537	3,046,508
Titan Co. Ltd.	543,900	8,509,730

TOTAL INDIA		189,632,967

Indonesia - 1.3%
PT Bank Central Asia Tbk	5,396,077	10,617,622
PT Bank Rakyat Indonesia Tbk	41,775,055	9,456,702

TOTAL INDONESIA		20,074,324

Japan - 8.9%
BASE, Inc. (d)	28,000	3,001,204
Capcom Co. Ltd.	135,600	7,416,176
Freee KK (a)(d)	213,800	16,729,606
Hennge K.K. (a)(d)	211,300	15,285,905
Iriso Electronics Co. Ltd.	147,800	5,627,380
Lifenet Insurance Co. (a)	589,800	8,685,657
Money Forward, Inc. (a)	224,500	20,310,417
Rakus Co. Ltd.	808,000	15,878,559
Square Enix Holdings Co. Ltd.	123,000	7,146,644
Uzabase, Inc. (a)(d)	532,500	18,073,270
Yume No Machi Souzou Iinkai Co. Ltd. (d)	445,000	13,194,777
Z Holdings Corp.	1,291,600	9,006,404

TOTAL JAPAN		140,355,999

Korea (South) - 9.6%
Kakao Corp.	46,800	13,616,518
Kakao Games Corp.	3,000	119,824
LG Chemical Ltd.	29,153	15,861,708
Samsung Electronics Co. Ltd.	1,440,370	72,242,256
Samsung SDI Co. Ltd.	36,300	14,268,513
SK Hynix, Inc.	491,976	34,825,618

TOTAL KOREA (SOUTH)		150,934,437

Mauritius - 1.6%
MakeMyTrip Ltd. (a)(d)	1,332,578	25,012,489
Netherlands - 0.9%
ASML Holding NV (Netherlands)	17,055	6,170,552
NXP Semiconductors NV	59,900	8,093,688

TOTAL NETHERLANDS		14,264,240

Philippines - 0.5%
Jollibee Food Corp.	2,393,300	8,367,727
Spain - 1.2%
Amadeus IT Holding SA Class A	407,100	19,434,548
Switzerland - 1.0%
Compagnie Financiere Richemont SA Series A	118,350	7,397,325
Dufry AG (a)(d)	221,405	8,378,596

TOTAL SWITZERLAND		15,775,921

Taiwan - 7.6%
eMemory Technology, Inc.	401,000	7,989,444
Taiwan Semiconductor Manufacturing Co. Ltd.	6,217,892	94,056,600
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	223,700	18,761,719

TOTAL TAIWAN		120,807,763

Thailand - 1.8%
Airports of Thailand PCL (For. Reg.)	8,230,700	13,645,753
Home Product Center PCL (For. Reg.)	13,329,433	5,960,903
Thai Beverage PCL	20,161,607	8,574,095

TOTAL THAILAND		28,180,751

United States of America - 5.3%
Advanced Micro Devices, Inc. (a)	88,600	6,670,694
ANSYS, Inc. (a)	26,300	8,004,931
Aspen Technology, Inc. (a)	60,700	6,665,467
DouYu International Holdings Ltd. ADR (a)	225,513	3,450,349
Eventbrite, Inc. (a)	1,071,600	9,890,868
Lam Research Corp.	18,317	6,265,879
Micron Technology, Inc. (a)	564,200	28,401,828
New Frontier Health Corp. (a)(d)	463,500	4,009,275
ON Semiconductor Corp. (a)	416,800	10,457,512

TOTAL UNITED STATES OF AMERICA		83,816,803

Vietnam - 0.3%
Vietnam Dairy Products Corp.	1,043,400	4,875,084
TOTAL COMMON STOCKS
(Cost $1,092,479,427)		1,535,038,666

Preferred Stocks - 1.0%
Convertible Preferred Stocks - 0.1%
Hong Kong - 0.1%
Antengene Corp. Series C1 (b)(e)	827,043	2,337,129
Nonconvertible Preferred Stocks - 0.9%
Korea (South) - 0.9%
Samsung Electronics Co. Ltd.	315,550	14,006,416
TOTAL PREFERRED STOCKS
(Cost $13,279,023)		16,343,545

Money Market Funds - 5.3%
Fidelity Cash Central Fund 0.10% (f)	29,688,785	29,694,723
Fidelity Securities Lending Cash Central Fund 0.11% (f)(g)	53,153,514	53,158,830
TOTAL MONEY MARKET FUNDS
(Cost $82,853,553)		82,853,553
TOTAL INVESTMENT IN SECURITIES - 103.5%
(Cost $1,188,612,003)		1,634,235,764
NET OTHER ASSETS (LIABILITIES) - (3.5)%		(55,454,246)
NET ASSETS - 100%		$1,578,781,518

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Level 3 security

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $103,941,344 or 6.6% of net assets.

 (d) Security or a portion of the security is on loan at period end.

 (e) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,337,129 or 0.1% of net assets.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Antengene Corp. Series C1	7/11/20	$2,337,129

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$114,221
Fidelity Securities Lending Cash Central Fund	452,112
Total	$566,333

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$235,599,011	$117,877,110	$117,721,901	$--
Consumer Discretionary	394,148,446	198,712,231	195,436,215	--
Consumer Staples	23,738,141	--	23,738,141	--
Energy	36,939,529	--	36,939,529	--
Financials	155,201,155	6,875,568	148,325,579	8
Health Care	107,588,078	64,493,908	40,757,041	2,337,129
Industrials	66,654,848	--	66,654,848	--
Information Technology	492,266,631	132,555,333	359,711,298	--
Materials	29,063,826	--	29,063,826	--
Real Estate	10,182,546	4,353,881	5,828,665	--
Money Market Funds	82,853,553	82,853,553	--	--
Total Investments in Securities:	$1,634,235,764	$607,721,584	$1,024,177,043	$2,337,137

See accompanying notes which are an integral part of the financial statements.

Fidelity® Emerging Asia Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2020
Assets
Investment in securities, at value (including securities loaned of $50,597,324) — See accompanying schedule: Unaffiliated issuers (cost $1,105,758,450)	$1,551,382,211
Fidelity Central Funds (cost $82,853,553)	82,853,553
Total Investment in Securities (cost $1,188,612,003)		$1,634,235,764
Receivable for investments sold		6,529,562
Receivable for fund shares sold		3,744,127
Dividends receivable		565,723
Distributions receivable from Fidelity Central Funds		52,767
Prepaid expenses		2,003
Other receivables		472,028
Total assets		1,645,601,974
Liabilities
Payable for investments purchased	$6,568,716
Payable for fund shares redeemed	1,207,395
Accrued management fee	1,087,180
Other affiliated payables	244,092
Other payables and accrued expenses	4,553,014
Collateral on securities loaned	53,160,059
Total liabilities		66,820,456
Net Assets		$1,578,781,518
Net Assets consist of:
Paid in capital		$876,431,056
Total accumulated earnings (loss)		702,350,462
Net Assets		$1,578,781,518
Net Asset Value, offering price and redemption price per share ($1,578,781,518 ÷ 24,822,028 shares)		$63.60

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2020
Investment Income
Dividends		$10,938,896
Income from Fidelity Central Funds (including $452,112 from security lending)		566,333
Income before foreign taxes withheld		11,505,229
Less foreign taxes withheld		(1,432,933)
Total income		10,072,296
Expenses
Management fee
Basic fee	$7,931,976
Performance adjustment	2,250,883
Transfer agent fees	1,821,440
Accounting fees	534,544
Custodian fees and expenses	412,440
Independent trustees' fees and expenses	6,273
Registration fees	62,039
Audit	106,777
Legal	1,984
Interest	5,354
Miscellaneous	19,093
Total expenses before reductions	13,152,803
Expense reductions	(323,137)
Total expenses after reductions		12,829,666
Net investment income (loss)		(2,757,370)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $534,877)	292,735,463
Fidelity Central Funds	(6,714)
Foreign currency transactions	(360,372)
Total net realized gain (loss)		292,368,377
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $2,893,357)	190,600,088
Assets and liabilities in foreign currencies	45,230
Total change in net unrealized appreciation (depreciation)		190,645,318
Net gain (loss)		483,013,695
Net increase (decrease) in net assets resulting from operations		$480,256,325

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2020	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(2,757,370)	$8,305,694
Net realized gain (loss)	292,368,377	64,132,240
Change in net unrealized appreciation (depreciation)	190,645,318	160,772,599
Net increase (decrease) in net assets resulting from operations	480,256,325	233,210,533
Distributions to shareholders	(61,694,228)	(30,935,746)
Share transactions
Proceeds from sales of shares	382,512,284	122,462,574
Reinvestment of distributions	56,885,103	27,229,181
Cost of shares redeemed	(272,798,218)	(272,286,267)
Net increase (decrease) in net assets resulting from share transactions	166,599,169	(122,594,512)
Total increase (decrease) in net assets	585,161,266	79,680,275
Net Assets
Beginning of period	993,620,252	913,939,977
End of period	$1,578,781,518	$993,620,252
Other Information
Shares
Sold	6,985,258	2,933,364
Issued in reinvestment of distributions	1,329,091	736,521
Redeemed	(5,557,270)	(6,512,148)
Net increase (decrease)	2,757,079	(2,842,263)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Emerging Asia Fund

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$45.03	$36.69	$43.94	$33.37	$31.20
Income from Investment Operations
Net investment income (loss)A	(.12)	.34	.41	.40	.39
Net realized and unrealized gain (loss)	21.49	9.27	(7.27)	10.56	1.91
Total from investment operations	21.37	9.61	(6.86)	10.96	2.30
Distributions from net investment income	(.29)B	(.39)	(.37)	(.34)	(.13)
Distributions from net realized gain	(2.51)B	(.88)	(.02)	(.05)	–
Total distributions	(2.80)	(1.27)	(.39)	(.39)	(.13)
Redemption fees added to paid in capitalA	–	–	–C	–C	–C
Net asset value, end of period	$63.60	$45.03	$36.69	$43.94	$33.37
Total ReturnD	50.46%	26.95%	(15.75)%	33.28%	7.42%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.13%	1.11%	1.02%	1.10%	1.16%
Expenses net of fee waivers, if any	1.13%	1.11%	1.02%	1.10%	1.16%
Expenses net of all reductions	1.10%	1.11%	1.00%	1.08%	1.16%
Net investment income (loss)	(.24)%	.82%	.93%	1.07%	1.25%
Supplemental Data
Net assets, end of period (000 omitted)	$1,578,782	$993,620	$913,940	$1,286,331	$922,265
Portfolio turnover rateG	114%	61%H	36%	40%	77%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2020

1. Organization.

Fidelity Emerging Asia Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), net operating losses and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$496,162,937
Gross unrealized depreciation	(52,331,121)
Net unrealized appreciation (depreciation)	$443,831,816
Tax Cost	$1,190,403,948

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$124,671,290
Undistributed long-term capital gain	$138,440,248
Net unrealized appreciation (depreciation) on securities and other investments	$443,618,368

The tax character of distributions paid was as follows:

	October 31, 2020	October 31, 2019
Ordinary Income	$7,703,502	$ 9,516,819
Long-term Capital Gains	53,990,726	21,418,927
Total	$61,694,228	$ 30,935,746

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Emerging Asia Fund	1,374,918,837	1,300,315,354

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to its benchmark index, the MSCI All Country Asia ex Japan Index, over the same 36 month performance period). For the reporting period, the total annual management fee rate, including the performance adjustment, was .87% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .16% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Emerging Asia Fund	.05

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Emerging Asia Fund	$17,625

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Emerging Asia Fund	Borrower	$9,863,867	1.26%	$5,172

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Affiliated Redemptions In-Kind. During the prior period, 667,060 shares of the Fund were redeemed in-kind for investments and cash with a value of $27,823,070. The Fund had a net realized gain of $9,780,162 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Emerging Asia Fund	$2,607

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Emerging Asia Fund	$30,642	$36,915	$2,643,649

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Emerging Asia Fund	$1,703,857.55%		$182

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $318,730 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $284.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $4,123.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Fidelity® Emerging Markets Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2020	Past 1 year	Past 5 years	Past 10 years
Fidelity® Emerging Markets Fund	24.09%	13.27%	5.56%
Class K	24.24%	13.44%	5.74%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Emerging Markets Fund, a class of the fund, on October 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Period Ending Values
$17,172	Fidelity® Emerging Markets Fund
$12,759	MSCI Emerging Markets Index

Fidelity® Emerging Markets Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned -2.46% for the 12 months ending October 31, 2020, in what was a bumpy ride for non-U.S. equities, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a sharp upturn. Declared a pandemic on March 11, the crisis and containment efforts caused broad contraction in economic activity, elevated volatility and dislocation in financial markets. A historically rapid and expansive monetary- and fiscal-policy response around the world provided a partial offset to the economic disruption. Other supporting factors included resilient corporate earnings and near-term potential for a COVID-19 vaccine breakthrough. This was evident in the index’s 12.28% gain in the final six months of the year. Currency fluctuation generally boosted foreign developed-markets equities for the year, while the reverse was true for emerging-markets stocks. Late in the period, the index was pressured by a second wave of COVID-19 cases in some regions, and stretched valuations and crowded positioning in big tech. For the full year, the U.K. (-22%), Asia Pacific ex Japan (-8%), Canada (-5%) and Europe ex U.K. (-4%) notably lagged. Emerging markets (+9%) and Japan (+1%) outperformed. By sector, energy (-38%), financials and real estate (-20% each) lagged, whereas information technology (+ 25%) and communication services (+15%) topped the index.

Comments from Portfolio Manager John Dance:  For the fiscal year ending October 31, 2020, the fund's share classes gained about 24%, notably outperforming the 8.27% result of the benchmark MSCI Emerging Markets Index (Net MA). From a regional standpoint, stock picks in Emerging Asia – China especially – along with an underweighting and security selection in Latin America and non-benchmark exposure to the U.S., contributed most to the fund's relative result. Among sectors, security selection was the primary contributor versus the benchmark, especially within the food, beverage & tobacco area of the consumer staples sector. Investment choices among communication services and energy stocks also helped. The biggest individual relative contributor was an overweight position in Tencent Holdings (+86%), one of the fund's biggest holdings. Another key relative contributor was an out-of-benchmark stake in Nvidia (+152%). This was among the portfolio’s largest holdings at period end. Adding further value was an outsized stake in Pinduoduo (+121%). This period we increased our stake in the company. Conversely, an underweighting in Emerging Asia and exposure to Emerging Europe, specifically Hungary, hindered the fund's relative result. By sector, the primary detractor from performance versus the benchmark was an underweighting in communication services, though picks in consumer discretionary and real estate also hurt. Not owning Meituan, a benchmark component that gained about 211%, was the biggest individual relative detractor. Also weighing on the portfolio’s relative return was the decision to avoid JD.com, a benchmark component that gained roughly 162% the past 12 months. Another notable relative detractor was an overweighting in Rumo (-42%). Notable changes in positioning include decreased exposure to Brazil and a higher allocation to China. By sector, meaningful changes in positioning include increased exposure to communication services and health care.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Emerging Markets Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2020
Cayman Islands	24.6%
China	14.6%
United States of America*	11.1%
India	10.5%
Taiwan	8.6%
Korea (South)	5.3%
Brazil	4.1%
France	3.0%
South Africa	2.7%
Other	15.5%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2020

% of fund's net assets
Stocks	97.0
Short-Term Investments and Net Other Assets (Liabilities)	3.0

Top Ten Stocks as of October 31, 2020

% of fund's net assets
Alibaba Group Holding Ltd. (Cayman Islands, Internet & Direct Marketing Retail)	10.1
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	9.0
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	6.6
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	4.0
Reliance Industries Ltd. (India, Oil, Gas & Consumable Fuels)	3.4
Naspers Ltd. Class N (South Africa, Internet & Direct Marketing Retail)	2.1
Kweichow Moutai Co. Ltd. (A Shares) (China, Beverages)	1.9
NVIDIA Corp. (United States of America, Semiconductors & Semiconductor Equipment)	1.7
Ping An Insurance Group Co. of China Ltd. (H Shares) (China, Insurance)	1.7
Pinduoduo, Inc. ADR (Cayman Islands, Internet & Direct Marketing Retail)	1.6
42.1

Top Market Sectors as of October 31, 2020

% of fund's net assets
Information Technology	22.0
Consumer Discretionary	19.7
Communication Services	13.6
Financials	12.8
Health Care	7.7
Consumer Staples	6.4
Industrials	5.1
Energy	4.8
Materials	3.0
Real Estate	1.0

Fidelity® Emerging Markets Fund

Schedule of Investments October 31, 2020

Showing Percentage of Net Assets

Common Stocks - 97.0%
	Shares	Value
Bermuda - 0.6%
Credicorp Ltd. (United States)	213,831	$24,522,139
Vostok Emerging Finance Ltd. (depository receipt) (a)	33,013,400	10,054,202

TOTAL BERMUDA		34,576,341

Brazil - 4.1%
BM&F BOVESPA SA	3,800,300	33,810,911
Boa Vista Servicos SA (a)	11,284,338	26,686,964
Hapvida Participacoes e Investimentos SA (b)	2,637,300	29,586,002
Localiza Rent A Car SA	4,598,345	48,628,443
Lojas Renner SA	3,086,350	20,143,746
Rumo SA (a)	11,754,667	37,571,013
Suzano Papel e Celulose SA (a)	4,310,100	37,595,396

TOTAL BRAZIL		234,022,475

Cayman Islands - 24.6%
Alibaba Group Holding Ltd.(a)	2,113,000	80,069,750
Alibaba Group Holding Ltd. sponsored ADR (a)	1,636,554	498,641,638
Chailease Holding Co. Ltd.	6,005,000	29,071,009
Hansoh Pharmaceutical Group Co. Ltd. (a)(b)	8,376,000	37,328,707
Kangji Medical Holdings Ltd.	2,014,500	5,208,727
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	399,087	64,005,573
Pinduoduo, Inc. ADR (a)	1,021,100	91,878,578
Sea Ltd. ADR (a)	227,200	35,829,440
Shenzhou International Group Holdings Ltd.	3,503,700	60,515,373
Tencent Holdings Ltd.	6,755,800	516,181,320

TOTAL CAYMAN ISLANDS		1,418,730,115

China - 14.6%
Angel Yeast Co. Ltd. (A Shares)	7,650,832	60,478,513
Anhui Conch Cement Co. Ltd. (H Shares)	8,625,500	53,794,637
AVIC Jonhon OptronicTechnology Co. Ltd.	8,777,094	72,821,899
Chongqing Fuling Zhacai Group Co. Ltd. Group (A Shares)	2,383,122	14,905,453
Foshan Haitian Flavouring & Food Co. Ltd. (A Shares)	2,296,147	55,016,715
Guangzhou GRG Metrology & Test Co. Ltd. (A Shares)	6,336,292	28,896,999
Hangzhou Tigermed Consulting Co. Ltd. (H Shares) (a)(b)	1,348,500	21,656,014
Kweichow Moutai Co. Ltd. (A Shares)	436,562	109,195,981
Midea Group Co. Ltd. (A Shares)	5,128,948	59,922,940
Ping An Insurance Group Co. of China Ltd. (H Shares)	9,257,000	95,714,358
Shandong Sinocera Functional Material Co. Ltd. (A Shares)	5,642,510	34,696,203
Shanghai Bairun Investment Holding Group Co. Ltd. (A Shares)	3,721,722	37,143,436
Shanghai M&G Stationery, Inc. (A Shares)	4,200,263	50,513,707
Shenzhen Expressway Co. Ltd. (H Shares)	37,734,640	33,585,168
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	1,299,756	75,321,964
Wuliangye Yibin Co. Ltd. (A Shares)	878,330	32,149,846
Zhejiang Starry Pharmaceutical Co. Ltd.	528,203	5,523,103

TOTAL CHINA		841,336,936

France - 3.0%
Dassault Systemes SA	222,276	37,937,947
Hermes International SCA	49,219	45,801,004
LVMH Moet Hennessy Louis Vuitton SE	103,199	48,374,290
Sartorius Stedim Biotech	112,800	42,774,892

TOTAL FRANCE		174,888,133

Hong Kong - 1.8%
AIA Group Ltd.	4,806,600	45,745,260
Hong Kong Exchanges and Clearing Ltd.	955,374	45,621,342
Hysan Development Co. Ltd.	4,117,400	13,091,765

TOTAL HONG KONG		104,458,367

Hungary - 0.6%
Richter Gedeon PLC	1,628,800	33,224,585
India - 10.5%
Bajaj Finance Ltd.	701,200	31,093,789
FSN Ecommerce Ventures Pvt Ltd. (c)(d)	56,464	4,589,497
HDFC Bank Ltd.	3,598,694	57,129,798
Housing Development Finance Corp. Ltd.	3,102,646	80,014,946
Indian Energy Exchange Ltd. (b)	74,207	190,311
Kotak Mahindra Bank Ltd. (a)	2,613,648	54,219,294
Petronet LNG Ltd.	18,729,700	57,998,828
Power Grid Corp. of India Ltd.	23,573,300	54,074,873
Reliance Industries Ltd.	6,875,818	189,499,060
Reliance Industries Ltd.	458,387	7,261,815
Tata Consultancy Services Ltd.	1,834,800	65,734,555

TOTAL INDIA		601,806,766

Indonesia - 2.0%
PT Bank Central Asia Tbk	36,612,100	72,040,010
PT Bank Rakyat Indonesia Tbk	198,794,294	45,001,459

TOTAL INDONESIA		117,041,469

Japan - 1.8%
Hoya Corp.	568,800	64,193,026
Tokyo Electron Ltd.	148,000	39,724,809

TOTAL JAPAN		103,917,835

Kenya - 1.2%
Safaricom Ltd.	242,077,200	68,640,456
Korea (South) - 5.3%
NAVER Corp.	301,990	77,100,948
Samsung Electronics Co. Ltd.	4,529,747	227,191,028

TOTAL KOREA (SOUTH)		304,291,976

Luxembourg - 0.9%
Globant SA (a)	287,672	51,956,440
Mexico - 0.7%
Banco del Bajio SA (a)(b)	19,933,700	16,483,374
Grupo Aeroportuario Norte S.A.B. de CV (a)	5,181,011	23,380,071

TOTAL MEXICO		39,863,445

Netherlands - 1.7%
ASML Holding NV (Netherlands)	152,400	55,138,794
Yandex NV Series A (a)(e)	700,787	40,344,308

TOTAL NETHERLANDS		95,483,102

Philippines - 0.8%
Ayala Land, Inc.	70,697,200	47,979,495
Poland - 0.8%
CD Projekt RED SA (a)	563,338	47,729,896
Russia - 1.3%
Lukoil PJSC sponsored ADR	511,800	26,132,508
Sberbank of Russia	19,413,510	49,202,725

TOTAL RUSSIA		75,335,233

South Africa - 2.7%
Clicks Group Ltd.	2,356,177	34,078,355
Naspers Ltd. Class N	609,112	118,915,451

TOTAL SOUTH AFRICA		152,993,806

Switzerland - 0.8%
Sika AG	182,553	44,933,979
Taiwan - 8.6%
E.SUN Financial Holdings Co. Ltd.	48,277,525	41,006,112
eMemory Technology, Inc.	1,732,000	34,508,022
Taiwan Semiconductor Manufacturing Co. Ltd.	25,044,000	378,834,737
Voltronic Power Technology Corp.	1,172,868	40,176,540

TOTAL TAIWAN		494,525,411

Thailand - 0.5%
Thai Beverage PCL	62,714,300	26,670,411
United States of America - 8.1%
Adobe, Inc. (a)	101,978	45,594,364
Aspen Technology, Inc. (a)	448,500	49,249,785
AstraZeneca PLC sponsored ADR	536,900	26,930,904
Intuitive Surgical, Inc. (a)	71,500	47,696,220
Lam Research Corp.	146,908	50,254,289
Micron Technology, Inc. (a)	924,300	46,529,262
NVIDIA Corp.	193,477	97,001,629
Staar Surgical Co. (a)	211,900	15,362,750
Thermo Fisher Scientific, Inc.	86,338	40,848,235
Yum China Holdings, Inc.	930,900	49,551,807

TOTAL UNITED STATES OF AMERICA		469,019,245

TOTAL COMMON STOCKS
(Cost $3,501,558,709)		5,583,425,917

Money Market Funds - 4.1%
Fidelity Cash Central Fund 0.10% (f)	225,852,863	225,898,034
Fidelity Securities Lending Cash Central Fund 0.11% (f)(g)	9,440,231	9,441,175
TOTAL MONEY MARKET FUNDS
(Cost $235,339,209)		235,339,209
TOTAL INVESTMENT IN SECURITIES - 101.1%
(Cost $3,736,897,918)		5,818,765,126
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(65,137,243)
NET ASSETS - 100%		$5,753,627,883

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $105,244,408 or 1.8% of net assets.

 (c) Level 3 security

 (d) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $4,589,497 or 0.1% of net assets.

 (e) Security or a portion of the security is on loan at period end.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
FSN Ecommerce Ventures Pvt Ltd.	10/7/20 - 10/26/20	$4,649,356

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$676,288
Fidelity Securities Lending Cash Central Fund	37,269
Total	$713,557

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$785,826,368	$192,544,100	$593,282,268	$--
Consumer Discretionary	1,142,409,647	830,537,719	307,282,431	4,589,497
Consumer Staples	369,638,710	--	369,638,710	--
Energy	280,892,211	26,132,508	254,759,703	--
Financials	730,921,039	200,569,089	530,351,950	--
Health Care	445,655,129	295,408,309	150,246,820	--
Industrials	289,438,905	210,028,199	79,410,706	--
Information Technology	1,252,477,560	413,031,738	839,445,822	--
Materials	171,020,215	136,324,012	34,696,203	--
Real Estate	61,071,260	13,091,765	47,979,495	--
Utilities	54,074,873	--	54,074,873	--
Money Market Funds	235,339,209	235,339,209	--	--
Total Investments in Securities:	$5,818,765,126	$2,553,006,648	$3,261,168,981	$4,589,497

See accompanying notes which are an integral part of the financial statements.

Fidelity® Emerging Markets Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2020
Assets
Investment in securities, at value (including securities loaned of $9,021,219) — See accompanying schedule: Unaffiliated issuers (cost $3,501,558,709)	$5,583,425,917
Fidelity Central Funds (cost $235,339,209)	235,339,209
Total Investment in Securities (cost $3,736,897,918)		$5,818,765,126
Foreign currency held at value (cost $2,007,604)		2,009,052
Receivable for investments sold		8,952,339
Receivable for fund shares sold		6,613,589
Dividends receivable		3,741,918
Distributions receivable from Fidelity Central Funds		15,481
Prepaid expenses		7,877
Other receivables		1,933,981
Total assets		5,842,039,363
Liabilities
Payable for investments purchased	$65,087,493
Payable for fund shares redeemed	3,176,427
Accrued management fee	3,241,303
Other affiliated payables	748,328
Other payables and accrued expenses	6,716,754
Collateral on securities loaned	9,441,175
Total liabilities		88,411,480
Net Assets		$5,753,627,883
Net Assets consist of:
Paid in capital		$3,605,987,056
Total accumulated earnings (loss)		2,147,640,827
Net Assets		$5,753,627,883
Net Asset Value and Maximum Offering Price
Emerging Markets:
Net Asset Value, offering price and redemption price per share ($4,526,530,840 ÷ 112,421,624 shares)		$40.26
Class K:
Net Asset Value, offering price and redemption price per share ($1,227,097,043 ÷ 30,448,988 shares)		$40.30

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2020
Investment Income
Dividends		$69,522,023
Income from Fidelity Central Funds (including $37,269 from security lending)		713,557
Income before foreign taxes withheld		70,235,580
Less foreign taxes withheld		(8,793,575)
Total income		61,442,005
Expenses
Management fee	$31,368,578
Transfer agent fees	6,233,541
Accounting fees	1,549,208
Custodian fees and expenses	1,359,655
Independent trustees' fees and expenses	25,550
Registration fees	170,486
Audit	107,986
Legal	7,761
Interest	68
Miscellaneous	87,445
Total expenses before reductions	40,910,278
Expense reductions	(411,885)
Total expenses after reductions		40,498,393
Net investment income (loss)		20,943,612
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $8,565)	150,922,436
Fidelity Central Funds	4,559
Foreign currency transactions	(946,561)
Total net realized gain (loss)		149,980,434
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $1,627,991)	815,023,378
Assets and liabilities in foreign currencies	(16,565)
Total change in net unrealized appreciation (depreciation)		815,006,813
Net gain (loss)		964,987,247
Net increase (decrease) in net assets resulting from operations		$985,930,859

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2020	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$20,943,612	$90,392,260
Net realized gain (loss)	149,980,434	373,300,632
Change in net unrealized appreciation (depreciation)	815,006,813	477,537,004
Net increase (decrease) in net assets resulting from operations	985,930,859	941,229,896
Distributions to shareholders	(76,670,557)	(35,645,109)
Share transactions - net increase (decrease)	720,715,607	(1,146,375,276)
Total increase (decrease) in net assets	1,629,975,909	(240,790,489)
Net Assets
Beginning of period	4,123,651,974	4,364,442,463
End of period	$5,753,627,883	$4,123,651,974

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Emerging Markets Fund

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$33.03	$26.66	$31.37	$24.25	$22.55
Income from Investment Operations
Net investment income (loss)A	.15	.61B	.24	.22	.14
Net realized and unrealized gain (loss)	7.68	5.98	(4.76)	7.05	1.66
Total from investment operations	7.83	6.59	(4.52)	7.27	1.80
Distributions from net investment income	(.60)	(.22)	(.16)	(.15)	(.11)
Distributions from net realized gain	–	–C	(.03)	–	–
Total distributions	(.60)	(.22)	(.19)	(.15)	(.11)
Redemption fees added to paid in capitalA	–	–	–C	–C	.01
Net asset value, end of period	$40.26	$33.03	$26.66	$31.37	$24.25
Total ReturnD	24.09%	24.91%	(14.51)%	30.21%	8.07%
Ratios to Average Net AssetsE,F
Expenses before reductions	.92%	.94%	.96%	.97%	1.01%
Expenses net of fee waivers, if any	.92%	.94%	.96%	.97%	1.01%
Expenses net of all reductions	.91%	.92%	.92%	.96%	1.00%
Net investment income (loss)	.43%	2.02%B	.75%	.83%	.61%
Supplemental Data
Net assets, end of period (000 omitted)	$4,526,531	$3,104,887	$3,493,583	$3,933,401	$3,014,957
Portfolio turnover rateG	34%	85%H	86%	81%	79%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.34 per share. Such dividends are not annualized in the ratio of net investment income (loss) to average net assets. Excluding such non-recurring dividend(s) the ratio of net investment income (loss) to average net assets would have been .88%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Markets Fund Class K

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$33.07	$26.70	$31.41	$24.28	$22.58
Income from Investment Operations
Net investment income (loss)A	.19	.65B	.28	.26	.18
Net realized and unrealized gain (loss)	7.69	5.99	(4.76)	7.06	1.66
Total from investment operations	7.88	6.64	(4.48)	7.32	1.84
Distributions from net investment income	(.65)	(.26)	(.20)	(.19)	(.15)
Distributions from net realized gain	–	–C	(.03)	–	–
Total distributions	(.65)	(.27)D	(.23)	(.19)	(.15)
Redemption fees added to paid in capitalA	–	–	–C	–C	.01
Net asset value, end of period	$40.30	$33.07	$26.70	$31.41	$24.28
Total ReturnE	24.24%	25.08%	(14.39)%	30.44%	8.27%
Ratios to Average Net AssetsF,G
Expenses before reductions	.80%	.80%	.82%	.83%	.84%
Expenses net of fee waivers, if any	.80%	.80%	.82%	.82%	.84%
Expenses net of all reductions	.79%	.79%	.78%	.81%	.83%
Net investment income (loss)	.55%	2.15%B	.89%	.98%	.78%
Supplemental Data
Net assets, end of period (000 omitted)	$1,227,097	$1,018,765	$870,859	$924,783	$658,276
Portfolio turnover rateH	34%	85%I	86%	81%	79%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.34 per share. Such dividends are not annualized in the ratio of net investment income (loss) to average net assets. Excluding such non-recurring dividend(s) the ratio of net investment income (loss) to average net assets would have been 1.02%.

 C Amount represents less than $.005 per share.

 D Total distributions per share do not sum due to rounding.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2020

1. Organization.

Fidelity Emerging Markets Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Emerging Markets and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), certain foreign taxes, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,215,999,027
Gross unrealized depreciation	(155,364,713)
Net unrealized appreciation (depreciation)	$2,060,634,314
Tax Cost	$3,758,130,812

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$14,090,382
Undistributed long-term capital gain	$79,813,499
Net unrealized appreciation (depreciation) on securities and other investments	$2,059,808,824

The tax character of distributions paid was as follows:

	October 31, 2020	October 31, 2019
Ordinary Income	$76,670,557	$ 35,645,109

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Emerging Markets Fund	2,084,915,510	1,530,311,710

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .68% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Emerging Markets, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class K from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Emerging Markets	$5,765,519.16
Class K	468,022.04
	$6,233,541

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Emerging Markets Fund	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Emerging Markets Fund	$10,003

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Emerging Markets Fund	Borrower	$8,618,000.28%		$68

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Affiliated Redemptions In-Kind. During the prior period, 21,444,879 shares of the Fund were redeemed in-kind for investments and cash with a value of $696,283,067. The Fund had a net realized gain of $158,099,354 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Emerging Markets Fund	$10,546

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Emerging Markets Fund	$2,322	$1,270	$–

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $381,388 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $13,045.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $17,452.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2020	Year ended October 31, 2019
Distributions to shareholders
Emerging Markets	$57,031,002	$27,210,630
Class K	19,639,555	8,434,479
Total	$76,670,557	$35,645,109

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2020	Year ended October 31, 2019	Year ended October 31, 2020	Year ended October 31, 2019
Emerging Markets
Shares sold	43,168,611	64,449,799	$1,531,210,661	$1,867,496,661
Reinvestment of distributions	1,515,070	956,493	50,270,030	25,710,532
Shares redeemed	(26,256,594)	(102,449,927)(a)	(856,791,443)	(2,985,928,831)(a)
Net increase (decrease)	18,427,087	(37,043,635)	$724,689,248	$(1,092,721,638)
Class K
Shares sold	10,051,612	7,052,169	$349,351,112	$210,813,709
Reinvestment of distributions	591,909	313,899	19,639,530	8,434,479
Shares redeemed	(11,002,042)	(9,176,353)	(372,964,283)	(272,901,826)
Net increase (decrease)	(358,521)	(1,810,285)	$(3,973,641)	$(53,653,638)

 (a) Amount includes in-kind redemptions (see the Prior Fiscal Year Affiliated Redemptions In-Kind note for additional details).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 24% of the total outstanding shares of the Fund.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

13. Proposed Reorganization.

The Board of Trustees of Fidelity Emerging Markets Fund approved an Agreement and Plan of Reorganization (the Agreement) between the Fund and Fidelity Emerging Europe, Middle East, Africa (EMEA)Fund. In addition, the Board approved the creation of additional classes of shares that will commence operations on May 14, 2021. The Agreement provides for the transfer of all the assets and the assumption of all the liabilities of Fidelity Emerging Europe, Middle East, Africa (EMEA)Fund in exchange for corresponding shares of Fidelity Emerging Markets Fund equal in value to the net assets of Fidelity Emerging Europe, Middle East, Africa (EMEA)Fund on the day the reorganization is effective. The reorganization provides shareholders of Fidelity Emerging Europe, Middle East, Africa (EMEA)Fund access to a larger portfolio with similar investment objectives.

A meeting of shareholders of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund is expected to be held during the second quarter of 2021 to vote on the reorganization. If approved by shareholders, the reorganization is expected to become effective on or about May 14, 2021. The reorganization is expected to qualify as a tax-free transaction for federal income tax purposes with no gain or loss recognized by the funds or their shareholders.

Fidelity® Europe Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2020	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(1.39)%	2.36%	4.14%
Class M (incl. 3.50% sales charge)	0.65%	2.52%	4.17%
Class C (incl. contingent deferred sales charge)	2.83%	2.76%	4.21%
Fidelity® Europe Fund	4.95%	3.91%	4.98%
Class I	4.99%	3.94%	5.00%
Class Z	5.11%	3.98%	5.02%

 Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on March 18, 2014. Returns prior to March 18, 2014, are those of Fidelity® Europe Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to March 18, 2014, would have been lower.

 Class M shares bear a 0.50% 12b-1 fee. The initial offering of Class M shares took place on March 18, 2014. Returns prior to March 18, 2014, are those of Fidelity® Europe Fund, the original class of the fund, which has no 12b-1 fee. Had Class M's 12b-1 fee been reflected, returns prior to March 18, 2014, would have been lower.

 Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on March 18, 2014. Returns prior to March 18, 2014, are those of Fidelity® Europe Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to March 18, 2014, would have been lower.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class I shares took place on march 18, 2014. Returns prior to March 18, 2014 are those of Fidelity® Europe Fund, the original class of the fund.

 The initial offering of Class Z shares took place on October 2, 2018. Returns between March 18, 2014 and October 2, 2018, are those of Class I. Returns prior to March 18, 2014 are those of Fidelity® Europe Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Europe Fund, a class of the fund, on October 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Europe Index performed over the same period.

Period Ending Values
$16,259	Fidelity® Europe Fund
$14,080	MSCI Europe Index

Fidelity® Europe Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned -2.46% for the 12 months ending October 31, 2020, in what was a bumpy ride for non-U.S. equities, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a sharp upturn. Declared a pandemic on March 11, the crisis and containment efforts caused broad contraction in economic activity, elevated volatility and dislocation in financial markets. A historically rapid and expansive monetary- and fiscal-policy response around the world provided a partial offset to the economic disruption. Other supporting factors included resilient corporate earnings and near-term potential for a COVID-19 vaccine breakthrough. This was evident in the index’s 12.28% gain in the final six months of the year. Currency fluctuation generally boosted foreign developed-markets equities for the year, while the reverse was true for emerging-markets stocks. Late in the period, the index was pressured by a second wave of COVID-19 cases in some regions, and stretched valuations and crowded positioning in big tech. For the full year, the U.K. (-22%), Asia Pacific ex Japan (-8%), Canada (-5%) and Europe ex U.K. (-4%) notably lagged. Emerging markets (+9%) and Japan (+1%) outperformed. By sector, energy (-38%), financials and real estate (-20% each) lagged, whereas information technology (+ 25%) and communication services (+15%) topped the index.

Comments from Portfolio Manager Andrew Sergeant:  For the fiscal year ending October 31, 2020, the fund's share classes gained about 4% to 5%, outperforming the -9.08% result of the benchmark MSCI Europe Index (Net MA). By sector, the top contributor to performance versus the benchmark were stock picks in consumer discretionary. Strong stock choices in financials also boosted performance, as did selections in communication services, primarily driven by the media & entertainment industry. Our non-benchmark stake in Kambi Group was the fund's top individual relative contributor, driven by a 96% rise. Our second-largest relative contributor this period was avoiding Royal Dutch Shell, a benchmark component that returned -55%. Another notable relative contributor was an overweighting in Vestas Wind Systems (+111%). In contrast, the largest detractor from performance versus the benchmark came from stock choices and an underweighting in materials. The fund's largest individual relative detractor was an outsized stake in BP, which returned -60% the past 12 months. Also hurting performance was our overweighting in Lloyds Banking Group, which returned roughly -53%. Lloyds Banking was not held at period end. Notable changes in positioning include increased exposure to Switzerland and a lower allocation to France. By sector, meaningful changes in positioning include a higher allocation to consumer discretionary and health care, and a decrease in financials.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Europe Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2020
United Kingdom	19.5%
Sweden	13.5%
Netherlands	9.6%
Switzerland	9.3%
Germany	8.5%
Denmark	6.1%
France	4.1%
United States of America*	3.7%
Italy	3.2%
Other	22.5%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2020

% of fund's net assets
Stocks	97.5
Short-Term Investments and Net Other Assets (Liabilities)	2.5

Top Ten Stocks as of October 31, 2020

% of fund's net assets
Nestle SA (Reg. S) (Switzerland, Food Products)	4.8
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	4.4
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	3.2
Naspers Ltd. Class N (South Africa, Internet & Direct Marketing Retail)	3.0
Sanofi SA (France, Pharmaceuticals)	2.9
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	2.5
ORSTED A/S (Denmark, Electric Utilities)	2.4
Unilever PLC (United Kingdom, Personal Products)	2.4
Swedish Match Co. AB (Sweden, Tobacco)	2.3
Swedbank AB (A Shares) (Sweden, Banks)	2.2
30.1

Top Market Sectors as of October 31, 2020

% of fund's net assets
Health Care	17.1
Financials	14.2
Consumer Discretionary	12.8
Industrials	12.6
Consumer Staples	12.6
Information Technology	8.8
Materials	6.3
Communication Services	4.4
Real Estate	3.4
Energy	2.9

Fidelity® Europe Fund

Schedule of Investments October 31, 2020

Showing Percentage of Net Assets

Common Stocks - 96.5%
	Shares	Value
Bailiwick of Jersey - 0.9%
Glencore Xstrata PLC	3,848,700	$7,763,739
Belgium - 2.1%
Fagron NV	132,187	2,932,778
KBC Groep NV	120,300	5,930,746
UCB SA	82,000	8,088,960

TOTAL BELGIUM		16,952,484

Bermuda - 2.2%
Hiscox Ltd. (a)	833,314	8,899,879
Lancashire Holdings Ltd.	1,103,715	9,101,077

TOTAL BERMUDA		18,000,956

Denmark - 6.1%
A.P. Moller - Maersk A/S Series B	6,312	10,115,829
GN Store Nord A/S	112,800	8,112,353
ORSTED A/S (b)	124,000	19,680,538
Vestas Wind Systems A/S	69,400	11,906,543

TOTAL DENMARK		49,815,263

Finland - 3.1%
Nokian Tyres PLC (c)	506,000	15,551,967
UPM-Kymmene Corp.	350,000	9,889,043

TOTAL FINLAND		25,441,010

France - 4.1%
Sanofi SA	267,500	24,153,483
Total SA	327,807	9,931,479

TOTAL FRANCE		34,084,962

Germany - 8.5%
Bertrandt AG	50,059	1,716,971
Delivery Hero AG (a)(b)	38,800	4,463,712
Deutsche Post AG	300,000	13,290,986
Instone Real Estate Group BV (a)(b)	577,055	11,935,912
JOST Werke AG (a)(b)	265,040	9,939,458
LEG Immobilien AG	70,739	9,558,444
SAP SE	145,837	15,558,568
Talanx AG	81,300	2,393,663
WashTec AG	29,300	1,296,721

TOTAL GERMANY		70,154,435

Hungary - 0.9%
Richter Gedeon PLC	342,700	6,990,463
Ireland - 1.7%
Irish Residential Properties REIT PLC	4,085,947	6,519,416
United Drug PLC (United Kingdom)	785,800	7,385,618

TOTAL IRELAND		13,905,034

Israel - 0.8%
NICE Systems Ltd. (a)	30,000	6,861,564
Italy - 2.2%
Prada SpA (a)	1,937,100	7,608,474
Recordati SpA	200,700	10,399,326

TOTAL ITALY		18,007,800

Luxembourg - 2.0%
B&M European Value Retail SA	1,407,300	8,838,666
Stabilus SA	130,000	7,361,287

TOTAL LUXEMBOURG		16,199,953

Malta - 2.1%
Kambi Group PLC (a)	544,059	17,669,812
Netherlands - 9.6%
ASML Holding NV (Netherlands)	57,900	20,948,400
ASR Nederland NV	288,100	8,757,481
BE Semiconductor Industries NV	146,500	5,918,850
Heineken NV (Bearer)	119,800	10,631,810
Intertrust NV (b)	786,719	12,186,155
JDE Peet's BV	192,300	6,853,243
Koninklijke Philips Electronics NV	200,000	9,263,355
RHI Magnesita NV	135,642	4,498,540

TOTAL NETHERLANDS		79,057,834

Norway - 2.3%
Schibsted ASA:
(A Shares)	168,533	6,870,792
(B Shares)	185,500	6,657,026
TGS Nopec Geophysical Co. ASA	615,283	5,671,613

TOTAL NORWAY		19,199,431

South Africa - 3.0%
Naspers Ltd. Class N	126,500	24,696,287
Spain - 1.4%
Amadeus IT Holding SA Class A	96,800	4,621,136
Prosegur Cash SA (b)	8,817,139	6,828,806

TOTAL SPAIN		11,449,942

Sweden - 13.5%
Dustin Group AB (b)	1,799,954	11,448,957
Ericsson (B Shares)	815,200	9,101,313
HEXPOL AB (B Shares)	1,405,300	12,381,498
Securitas AB (B Shares)	996,200	14,100,444
Stillfront Group AB (a)	81,400	9,550,211
Swedbank AB (A Shares) (a)	1,156,400	18,128,855
Swedish Match Co. AB	248,700	18,742,495
VNV Global AB (a)	1,939,670	16,828,028
VNV Global AB warrants 8/10/23 (a)	338,136	402,796

TOTAL SWEDEN		110,684,597

Switzerland - 9.3%
Dufry AG (a)	29,808	1,128,020
Nestle SA (Reg. S)	349,160	39,272,794
Roche Holding AG (participation certificate)	113,150	36,358,663

TOTAL SWITZERLAND		76,759,477

United Kingdom - 19.5%
AstraZeneca PLC (United Kingdom)	259,100	26,015,066
Auto Trader Group PLC (b)	1,791,800	13,471,524
Avon Rubber PLC	80,799	4,108,498
Beazley PLC	685,000	2,609,007
BP PLC	3,400,329	8,673,167
Close Brothers Group PLC	455,531	6,355,812
Cranswick PLC	201,813	8,413,421
Keywords Studios PLC	355,236	9,738,006
London Stock Exchange Group PLC	58,000	6,252,280
Mondi PLC	468,239	8,874,611
Prudential PLC	1,416,774	17,327,859
Sabre Insurance Group PLC (b)	4,624,222	13,718,656
THG Holdings Ltd.	566,900	4,844,227
Ultra Electronics Holdings PLC	163,300	3,977,237
Unilever PLC	341,132	19,462,884
Volution Group PLC	2,794,243	7,022,687

TOTAL UNITED KINGDOM		160,864,942

United States of America - 1.2%
Autoliv, Inc. (depositary receipt)	126,400	9,582,559
TOTAL COMMON STOCKS
(Cost $768,898,466)		794,142,544

Nonconvertible Preferred Stocks - 1.0%
Italy - 1.0%
Buzzi Unicem SpA (Risparmio Shares)
(Cost $6,549,395)	598,891	8,495,531

Money Market Funds - 4.0%
Fidelity Cash Central Fund 0.10% (d)	16,968,981	16,972,375
Fidelity Securities Lending Cash Central Fund 0.11% (d)(e)	15,845,980	15,847,565
TOTAL MONEY MARKET FUNDS
(Cost $32,819,940)		32,819,940
TOTAL INVESTMENT IN SECURITIES - 101.5%
(Cost $808,267,801)		835,458,015
NET OTHER ASSETS (LIABILITIES) - (1.5)%		(12,485,878)
NET ASSETS - 100%		$822,972,137

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $103,673,718 or 12.6% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$90,710
Fidelity Securities Lending Cash Central Fund	96,944
Total	$187,654

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$36,549,553	$23,078,029	$13,471,524	$--
Consumer Discretionary	105,832,681	81,136,394	24,696,287	--
Consumer Staples	103,376,647	64,103,853	39,272,794	--
Energy	24,276,259	5,671,613	18,604,646	--
Financials	116,706,139	93,126,000	23,580,139	--
Health Care	139,700,065	43,909,498	95,790,567	--
Industrials	103,851,622	81,829,250	22,022,372	--
Information Technology	72,747,837	27,139,556	45,608,281	--
Materials	51,902,962	44,139,223	7,763,739	--
Real Estate	28,013,772	28,013,772	--	--
Utilities	19,680,538	19,680,538	--	--
Money Market Funds	32,819,940	32,819,940	--	--
Total Investments in Securities:	$835,458,015	$544,647,666	$290,810,349	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity® Europe Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2020
Assets
Investment in securities, at value (including securities loaned of $15,440,892) — See accompanying schedule: Unaffiliated issuers (cost $775,447,861)	$802,638,075
Fidelity Central Funds (cost $32,819,940)	32,819,940
Total Investment in Securities (cost $808,267,801)		$835,458,015
Receivable for investments sold		1,488,420
Receivable for fund shares sold		317,889
Dividends receivable		3,353,875
Distributions receivable from Fidelity Central Funds		2,990
Prepaid expenses		1,403
Other receivables		1,012
Total assets		840,623,604
Liabilities
Payable for investments purchased	$166,443
Payable for fund shares redeemed	734,858
Accrued management fee	653,129
Distribution and service plan fees payable	12,088
Other affiliated payables	155,089
Other payables and accrued expenses	82,295
Collateral on securities loaned	15,847,565
Total liabilities		17,651,467
Net Assets		$822,972,137
Net Assets consist of:
Paid in capital		$796,697,896
Total accumulated earnings (loss)		26,274,241
Net Assets		$822,972,137
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($23,189,253 ÷ 655,604 shares)(a)		$35.37
Maximum offering price per share (100/94.25 of $35.37)		$37.53
Class M:
Net Asset Value and redemption price per share ($5,203,681 ÷ 146,895 shares)(a)		$35.42
Maximum offering price per share (100/96.50 of $35.42)		$36.70
Class C:
Net Asset Value and offering price per share ($5,241,970 ÷ 149,731 shares)(a)		$35.01
Europe:
Net Asset Value, offering price and redemption price per share ($755,125,292 ÷ 21,362,267 shares)		$35.35
Class I:
Net Asset Value, offering price and redemption price per share ($14,733,159 ÷ 416,947 shares)		$35.34
Class Z:
Net Asset Value, offering price and redemption price per share ($19,478,782 ÷ 552,348 shares)		$35.27

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2020
Investment Income
Dividends		$17,375,483
Income from Fidelity Central Funds (including $96,944 from security lending)		187,654
Income before foreign taxes withheld		17,563,137
Less foreign taxes withheld		(1,648,010)
Total income		15,915,127
Expenses
Management fee
Basic fee	$5,757,940
Performance adjustment	844,877
Transfer agent fees	1,422,383
Distribution and service plan fees	138,332
Accounting fees	402,044
Custodian fees and expenses	77,074
Independent trustees' fees and expenses	4,839
Registration fees	85,796
Audit	80,318
Legal	5,416
Miscellaneous	17,384
Total expenses before reductions	8,836,403
Expense reductions	(78,730)
Total expenses after reductions		8,757,673
Net investment income (loss)		7,157,454
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(2,804,390)
Fidelity Central Funds	(3,173)
Foreign currency transactions	(21,957)
Total net realized gain (loss)		(2,829,520)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	27,152,175
Assets and liabilities in foreign currencies	141,105
Total change in net unrealized appreciation (depreciation)		27,293,280
Net gain (loss)		24,463,760
Net increase (decrease) in net assets resulting from operations		$31,621,214

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2020	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$7,157,454	$39,970,728
Net realized gain (loss)	(2,829,520)	30,077,932
Change in net unrealized appreciation (depreciation)	27,293,280	(5,038,098)
Net increase (decrease) in net assets resulting from operations	31,621,214	65,010,562
Distributions to shareholders	(66,453,077)	(96,043,890)
Share transactions - net increase (decrease)	(39,838,924)	(57,264,097)
Total increase (decrease) in net assets	(74,670,787)	(88,297,425)
Net Assets
Beginning of period	897,642,924	985,940,349
End of period	$822,972,137	$897,642,924

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Europe Fund Class A

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$36.30	$37.61	$42.47	$34.17	$37.06
Income from Investment Operations
Net investment income (loss)A	.19	1.41B	.34	.26	.22
Net realized and unrealized gain (loss)	1.46	.82	(4.21)C	8.39	(2.67)
Total from investment operations	1.65	2.23	(3.87)	8.65	(2.45)
Distributions from net investment income	(1.50)	(.11)	(.33)	(.22)	(.29)
Distributions from net realized gain	(1.08)	(3.43)	(.66)	(.13)	(.15)
Total distributions	(2.58)	(3.54)	(.99)	(.35)	(.44)
Redemption fees added to paid in capitalA	–	–	–	–D	–D
Net asset value, end of period	$35.37	$36.30	$37.61	$42.47	$34.17
Total ReturnE,F	4.62%	7.21%	(9.31)%C	25.61%	(6.69)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.34%	1.09%	1.28%	1.32%	1.39%
Expenses net of fee waivers, if any	1.34%	1.09%	1.28%	1.32%	1.39%
Expenses net of all reductions	1.33%	1.07%	1.28%	1.28%	1.38%
Net investment income (loss)	.56%	4.02%B	.82%	.70%	.62%
Supplemental Data
Net assets, end of period (000 omitted)	$23,189	$20,819	$19,531	$20,925	$17,267
Portfolio turnover rateI	39%	45%	57%	73%	62%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.20 per share. Such dividends are not annualized in the ratio of net investment income (loss) to average net assets. Excluding such non-recurring dividend(s) the ratio of net investment income (loss) to average net assets would have been 3.44%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.18 per share. Excluding these litigation proceeds, the total return would have been (9.74) %.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Europe Fund Class M

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$36.32	$37.57	$42.47	$34.13	$36.94
Income from Investment Operations
Net investment income (loss)A	.09	1.30B	.21	.15	.11
Net realized and unrealized gain (loss)	1.45	.83	(4.23)C	8.41	(2.67)
Total from investment operations	1.54	2.13	(4.02)	8.56	(2.56)
Distributions from net investment income	(1.36)	–	(.23)	(.09)	(.09)
Distributions from net realized gain	(1.08)	(3.38)	(.66)	(.13)	(.15)
Total distributions	(2.44)	(3.38)	(.88)D	(.22)	(.25)D
Redemption fees added to paid in capitalA	–	–	–	–E	–E
Net asset value, end of period	$35.42	$36.32	$37.57	$42.47	$34.13
Total ReturnF,G	4.30%	6.88%	(9.63)%C	25.25%	(6.99)%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.65%	1.41%	1.61%	1.63%	1.70%
Expenses net of fee waivers, if any	1.65%	1.40%	1.61%	1.63%	1.70%
Expenses net of all reductions	1.64%	1.38%	1.61%	1.59%	1.68%
Net investment income (loss)	.25%	3.70%B	.50%	.39%	.31%
Supplemental Data
Net assets, end of period (000 omitted)	$5,204	$5,782	$7,257	$8,874	$6,980
Portfolio turnover rateJ	39%	45%	57%	73%	62%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.20 per share. Such dividends are not annualized in the ratio of net investment income (loss) to average net assets. Excluding such non-recurring dividend(s) the ratio of net investment income (loss) to average net assets would have been 3.12%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.18 per share. Excluding these litigation proceeds, the total return would have been (10.06) %.

 D Total distributions per share do not sum due to rounding.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Europe Fund Class C

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$35.87	$37.23	$42.15	$33.82	$36.81
Income from Investment Operations
Net investment income (loss)A	(.09)	1.12B	.02	(.03)	(.06)
Net realized and unrealized gain (loss)	1.45	.82	(4.18)C	8.36	(2.65)
Total from investment operations	1.36	1.94	(4.16)	8.33	(2.71)
Distributions from net investment income	(1.14)	–	(.10)	–	(.12)
Distributions from net realized gain	(1.08)	(3.30)	(.66)	–	(.15)
Total distributions	(2.22)	(3.30)	(.76)	–	(.28)D
Redemption fees added to paid in capitalA	–	–	–	–E	–E
Net asset value, end of period	$35.01	$35.87	$37.23	$42.15	$33.82
Total ReturnF,G	3.81%	6.35%	(10.04)%C	24.63%	(7.43)%
Ratios to Average Net AssetsH,I
Expenses before reductions	2.15%	1.90%	2.06%	2.11%	2.18%
Expenses net of fee waivers, if any	2.15%	1.90%	2.06%	2.11%	2.18%
Expenses net of all reductions	2.14%	1.87%	2.06%	2.07%	2.17%
Net investment income (loss)	(.25)%	3.21%B	.04%	(.09)%	(.17)%
Supplemental Data
Net assets, end of period (000 omitted)	$5,242	$6,145	$10,060	$10,721	$9,007
Portfolio turnover rateJ	39%	45%	57%	73%	62%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.20 per share. Such dividends are not annualized in the ratio of net investment income (loss) to average net assets. Excluding such non-recurring dividend(s) the ratio of net investment income (loss) to average net assets would have been 2.63%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.18 per share. Excluding these litigation proceeds, the total return would have been (10.47) %.

 D Total distributions per share do not sum due to rounding.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the contingent deferred sales charge.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Europe Fund

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$36.28	$37.70	$42.53	$34.26	$37.19
Income from Investment Operations
Net investment income (loss)A	.30	1.52B	.48	.38	.33
Net realized and unrealized gain (loss)	1.46	.81	(4.24)C	8.40	(2.68)
Total from investment operations	1.76	2.33	(3.76)	8.78	(2.35)
Distributions from net investment income	(1.61)	(.32)	(.41)	(.38)	(.43)
Distributions from net realized gain	(1.08)	(3.43)	(.66)	(.13)	(.15)
Total distributions	(2.69)	(3.75)	(1.07)	(.51)	(.58)
Redemption fees added to paid in capitalA	–	–	–	–D	–D
Net asset value, end of period	$35.35	$36.28	$37.70	$42.53	$34.26
Total ReturnE	4.95%	7.56%	(9.05)%C	26.05%	(6.42)%
Ratios to Average Net AssetsF
Expenses before reductions	1.03%	.78%	.96%	1.00%	1.07%
Expenses net of fee waivers, if any	1.03%	.77%	.96%	1.00%	1.07%
Expenses net of all reductions	1.02%	.75%	.96%	.96%	1.06%
Net investment income (loss)	.86%	4.33%B	1.14%	1.02%	.94%
Supplemental Data
Net assets, end of period (000 omitted)	$755,125	$836,373	$941,670	$1,343,213	$1,066,488
Portfolio turnover rateG	39%	45%	57%	73%	62%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.20 per share. Such dividends are not annualized in the ratio of net investment income (loss) to average net assets. Excluding such non-recurring dividend(s) the ratio of net investment income (loss) to average net assets would have been 3.75%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.18 per share. Excluding these litigation proceeds, the total return would have been (9.48) %.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Europe Fund Class I

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$36.27	$37.69	$42.53	$34.29	$37.21
Income from Investment Operations
Net investment income (loss)A	.31	1.53B	.48	.39	.35
Net realized and unrealized gain (loss)	1.46	.80	(4.23)C	8.38	(2.67)
Total from investment operations	1.77	2.33	(3.75)	8.77	(2.32)
Distributions from net investment income	(1.62)	(.32)	(.43)	(.41)	(.45)
Distributions from net realized gain	(1.08)	(3.43)	(.66)	(.13)	(.15)
Total distributions	(2.70)	(3.75)	(1.09)	(.53)D	(.60)
Redemption fees added to paid in capitalA	–	–	–	–E	–E
Net asset value, end of period	$35.34	$36.27	$37.69	$42.53	$34.29
Total ReturnF	4.99%	7.58%	(9.02)%C	26.04%	(6.33)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.00%	.75%	.95%	.98%	1.01%
Expenses net of fee waivers, if any	1.00%	.74%	.95%	.98%	1.01%
Expenses net of all reductions	.99%	.72%	.95%	.94%	1.00%
Net investment income (loss)	.90%	4.36%B	1.16%	1.04%	1.00%
Supplemental Data
Net assets, end of period (000 omitted)	$14,733	$6,686	$7,318	$8,469	$5,340
Portfolio turnover rateI	39%	45%	57%	73%	62%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.20 per share. Such dividends are not annualized in the ratio of net investment income (loss) to average net assets. Excluding such non-recurring dividend(s) the ratio of net investment income (loss) to average net assets would have been 3.78%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.18 per share. Excluding these litigation proceeds, the total return would have been (9.45) %.

 D Total distributions per share do not sum due to rounding.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Europe Fund Class Z

Years ended October 31,	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$36.21	$37.69	$41.00
Income from Investment Operations
Net investment income (loss)B	.34	1.53C	.06
Net realized and unrealized gain (loss)	1.47	.82	(3.37)D
Total from investment operations	1.81	2.35	(3.31)
Distributions from net investment income	(1.67)	(.41)	–
Distributions from net realized gain	(1.08)	(3.43)	–
Total distributions	(2.75)	(3.83)E	–
Net asset value, end of period	$35.27	$36.21	$37.69
Total ReturnF,G	5.11%	7.71%	(8.07)%D
Ratios to Average Net AssetsH,I
Expenses before reductions	.91%	.65%	.91%J
Expenses net of fee waivers, if any	.90%	.64%	.90%J
Expenses net of all reductions	.90%	.62%	.90%J
Net investment income (loss)	.99%	4.46%C	2.04%J
Supplemental Data
Net assets, end of period (000 omitted)	$19,479	$21,838	$104
Portfolio turnover rateK	39%	45%	57%

 A For the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.20 per share. Such dividends are not annualized in the ratio of net investment income (loss) to average net assets. Excluding such non-recurring dividend(s) the ratio of net investment income (loss) to average net assets would have been 3.88%.

 D Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.16 per share. Excluding these litigation proceeds, the total return would have been (8.50) %.

 E Total distributions per share do not sum due to rounding.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Annualized

 K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2020

1. Organization.

Fidelity Europe Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Europe, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds ,including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$117,812,438
Gross unrealized depreciation	(97,722,275)
Net unrealized appreciation (depreciation)	$20,090,163
Tax Cost	$815,367,852

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$10,293,273
Capital loss carryforward	$(4,256,530)
Net unrealized appreciation (depreciation) on securities and other investments	$20,237,498

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Long-term	$(4,256,530)

The tax character of distributions paid was as follows:

	October 31, 2020	October 31, 2018
Ordinary Income	$43,898,989	$ 33,149,624
Long-term Capital Gains	22,554,088	62,894,266
Total	$66,453,077	$ 96,043,890

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Europe Fund	323,543,760	422,575,165

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Europe as compared to its benchmark index, the MSCI Europe Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .78% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$54,973	$558
Class M	.25%	.25%	27,218	276
Class C	.75%	.25%	56,141	1,796
			$138,332	$2,630

During the period, the investment adviser or its affiliates waived a portion of these fees.

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$1,384
Class M	309
Class C(a)	165
$1,858

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class Z from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$49,300.22
Class M	15,562.29
Class C	15,824.28
Europe	1,321,344.17
Class I	11,691.14
Class Z	8,662.04
	$1,422,383

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Europe Fund	.05

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Europe Fund	$1,990

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Europe Fund	$–	$–	$–

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $67,678 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $3,742.

In addition, during the period the investment adviser or an affiliate reimbursed the Fund $7,310 for an operational error which is included in the accompanying Statement of Operations.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2020	Year ended October 31, 2019
Distributions to shareholders
Class A	$1,460,264	$1,831,498
Class M	383,255	614,305
Class C	378,670	867,653
Europe	62,094,177	92,001,047
Class I	489,497	707,340
Class Z	1,647,214	22,047
Total	$66,453,077	$96,043,890

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2020	Year ended October 31, 2019	Year ended October 31, 2020	Year ended October 31, 2019
Class A
Shares sold	239,733	187,597	$7,954,936	$6,415,473
Reinvestment of distributions	40,511	55,527	1,417,478	1,772,425
Shares redeemed	(198,204)	(188,928)	(6,449,066)	(6,512,432)
Net increase (decrease)	82,040	54,196	$2,923,348	$1,675,466
Class M
Shares sold	25,130	5,598	$855,505	$196,494
Reinvestment of distributions	10,836	19,078	380,764	611,073
Shares redeemed	(48,257)	(58,673)	(1,635,183)	(2,065,750)
Net increase (decrease)	(12,291)	(33,997)	$(398,914)	$(1,258,183)
Class C
Shares sold	10,039	7,894	$348,740	$273,437
Reinvestment of distributions	10,763	27,024	375,411	858,558
Shares redeemed	(42,364)	(133,837)	(1,373,234)	(4,597,859)
Net increase (decrease)	(21,562)	(98,919)	$(649,083)	$(3,465,864)
Europe
Shares sold	2,322,956	1,130,150	$81,218,086	$39,213,489
Reinvestment of distributions	1,665,756	2,737,998	58,084,924	87,123,097
Shares redeemed	(5,681,366)	(5,789,436)	(188,258,765)	(200,269,069)
Net increase (decrease)	(1,692,654)	(1,921,288)	$(48,955,755)	$(73,932,483)
Class I
Shares sold	339,419	84,926	$12,281,627	$2,952,630
Reinvestment of distributions	12,750	20,748	444,205	659,789
Shares redeemed	(119,592)	(115,475)	(4,016,494)	(3,974,243)
Net increase (decrease)	232,577	(9,801)	$8,709,338	$(361,824)
Class Z
Shares sold	74,630	644,857	$2,633,488	$21,625,731
Reinvestment of distributions	47,346	695	1,645,259	22,047
Shares redeemed	(172,676)	(45,265)	(5,746,605)	(1,568,987)
Net increase (decrease)	(50,700)	600,287	$(1,467,858)	$20,078,791

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Fidelity® Japan Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2020	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	5.42%	7.43%	5.78%
Class M (incl. 3.50% sales charge)	7.64%	7.58%	5.71%
Class C (incl. contingent deferred sales charge)	10.09%	7.95%	5.67%
Fidelity® Japan Fund	12.16%	9.03%	6.74%
Class I	12.20%	9.07%	6.78%
Class Z	12.36%	9.13%	6.81%

 Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on December 14, 2010. Returns prior to December 14, 2010, are those of Fidelity® Japan Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to December 14, 2010, would have been lower.

 Class M shares bear a 0.50% 12b-1 fee. The initial offering of Class M shares took place on December 14, 2010. Returns prior to December 14, 2010, are those of Fidelity® Japan Fund, the original class of the fund, which has no 12b-1 fee. Had Class M's 12b-1 fee been reflected, returns prior to December 14, 2010, would have been lower.

 Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on December 14, 2010. Returns prior to December 14, 2010, are those of Fidelity® Japan Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to December 14, 2010, would have been lower.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class I shares took place on December 14, 2010. Returns prior to December 14, 2010 are those of Fidelity® Japan Fund, the original class of the fund.

 The initial offering of Class Z shares took place on October 2, 2018. Returns between December 14, 2010 and October 2, 2018, are those of Class I. Returns prior to December 14, 2010 are those of Fidelity® Japan Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Japan Fund, a class of the fund, on October 31, 2010, and the current % sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Tokyo Stock Price Index (TOPIX) performed over the same period.

Period Ending Values
$19,205	Fidelity® Japan Fund
$18,687	Tokyo Stock Price Index (TOPIX)

Fidelity® Japan Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned -2.46% for the 12 months ending October 31, 2020, in what was a bumpy ride for non-U.S. equities, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a sharp upturn. Declared a pandemic on March 11, the crisis and containment efforts caused broad contraction in economic activity, elevated volatility and dislocation in financial markets. A historically rapid and expansive monetary- and fiscal-policy response around the world provided a partial offset to the economic disruption. Other supporting factors included resilient corporate earnings and near-term potential for a COVID-19 vaccine breakthrough. This was evident in the index’s 12.28% gain in the final six months of the year. Currency fluctuation generally boosted foreign developed-markets equities for the year, while the reverse was true for emerging-markets stocks. Late in the period, the index was pressured by a second wave of COVID-19 cases in some regions, and stretched valuations and crowded positioning in big tech. For the full year, the U.K. (-22%), Asia Pacific ex Japan (-8%), Canada (-5%) and Europe ex U.K. (-4%) notably lagged. Emerging markets (+9%) and Japan (+1%) outperformed. By sector, energy (-38%), financials and real estate (-20% each) lagged, whereas information technology (+ 25%) and communication services (+15%) topped the index.

Comments from Portfolio Manager Kirk Neureiter:  For the fiscal year ending October 31, 2020, the fund's share classes gained roughly 11% to 12% (excluding sales charges, if applicable), outperforming the 0.36% result of the benchmark Tokyo Stock Exchange TOPIX Total Return Index. By sector, the primary contributor to performance versus the benchmark was our stock selection in industrials. Strong picks in communication services also boosted performance, as did security selection and an overweighting in information technology, especially within the software & services industry. The biggest individual relative contributor was an overweight position in Softbank Group (+69%). Softbank was among our largest holdings. Also lifting performance was our outsized stake in Hoya, which gained 28%. Hoya was among the fund's biggest holdings. Another top relative contributor was an out-of-benchmark stake in Money Forward (+155%). By sector, the primary detractor from performance versus the benchmark was an underweighting in communication services. Weak picks in the consumer staples sector, especially within the household & personal products industry, also hampered relative performance. Also modestly holding back the fund's relative performance was an overweighting in real estate. Not owning Keyence, a benchmark component that gained about 42%, was the largest individual relative detractor versus the benchmark. Another notable relative detractor was an overweighting in Orix (-23%), which was among our biggest holdings. Avoiding M3, a benchmark component that gained 179%, also hurt performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Japan Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2020
Japan	96.2%
United States of America*	3.5%
Cayman Islands	0.3%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2020

% of fund's net assets
Stocks	96.5
Short-Term Investments and Net Other Assets (Liabilities)	3.5

Top Ten Stocks as of October 31, 2020

% of fund's net assets
Sony Corp. (Household Durables)	4.7
Hoya Corp. (Health Care Equipment & Supplies)	4.6
SoftBank Group Corp. (Wireless Telecommunication Services)	4.6
Shin-Etsu Chemical Co. Ltd. (Chemicals)	2.2
ORIX Corp. (Diversified Financial Services)	2.2
Daikin Industries Ltd. (Building Products)	2.1
Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)	2.1
Tokio Marine Holdings, Inc. (Insurance)	2.0
Kao Corp. (Personal Products)	1.9
Nidec Corp. (Electrical Equipment)	1.9
28.3

Top Market Sectors as of October 31, 2020

% of fund's net assets
Industrials	19.5
Information Technology	15.5
Consumer Discretionary	13.4
Health Care	11.8
Communication Services	9.4
Consumer Staples	8.9
Financials	7.4
Materials	7.0
Real Estate	3.6

Fidelity® Japan Fund

Schedule of Investments October 31, 2020

Showing Percentage of Net Assets

Common Stocks - 96.5%
	Shares	Value
COMMUNICATION SERVICES - 9.4%
Entertainment - 3.0%
Daiichikosho Co. Ltd.	124,500	$4,260,014
Nexon Co. Ltd.	196,000	5,462,699
Nintendo Co. Ltd.	25,800	13,949,771
		23,672,484
Interactive Media & Services - 1.8%
Hypebeast Ltd. (a)	20,787,500	1,984,231
Z Holdings Corp.	1,709,100	11,917,657
		13,901,888
Wireless Telecommunication Services - 4.6%
SoftBank Group Corp.	554,700	36,129,725

TOTAL COMMUNICATION SERVICES		73,704,097

CONSUMER DISCRETIONARY - 13.4%
Auto Components - 2.0%
DaikyoNishikawa Corp.	526,700	2,919,472
DENSO Corp.	267,500	12,464,588
		15,384,060
Automobiles - 1.5%
Suzuki Motor Corp.	281,300	12,081,189
Distributors - 0.7%
Arata Corp.	112,800	5,481,768
Hotels, Restaurants & Leisure - 0.7%
Curves Holdings Co. Ltd.	580,500	3,566,588
Koshidaka Holdings Co. Ltd.	580,500	2,171,554
		5,738,142
Household Durables - 4.7%
Sony Corp.	440,600	36,731,272
Internet & Direct Marketing Retail - 0.9%
Zozo, Inc.	278,500	7,064,962
Leisure Products - 1.0%
Bandai Namco Holdings, Inc.	101,400	7,578,108
Multiline Retail - 0.6%
Ryohin Keikaku Co. Ltd.	211,400	4,437,143
Specialty Retail - 0.9%
Nitori Holdings Co. Ltd.	35,700	7,338,373
Textiles, Apparel & Luxury Goods - 0.4%
Descente Ltd. (a)	181,400	2,813,668

TOTAL CONSUMER DISCRETIONARY		104,648,685

CONSUMER STAPLES - 8.9%
Food & Staples Retailing - 4.8%
Ain Holdings, Inc.	101,800	7,120,653
Nishimoto Co. Ltd.	137,900	2,466,983
Seven & i Holdings Co. Ltd.	365,000	11,094,059
Sundrug Co. Ltd.	81,100	3,011,389
Tsuruha Holdings, Inc.	55,700	7,799,395
Welcia Holdings Co. Ltd.	158,800	6,223,583
		37,716,062
Food Products - 0.6%
Morinaga & Co. Ltd.	124,000	4,711,408
Personal Products - 3.5%
Kao Corp.	211,500	15,058,527
Kose Corp.	33,500	4,270,431
Shiseido Co. Ltd.	122,600	7,589,801
		26,918,759

TOTAL CONSUMER STAPLES		69,346,229

FINANCIALS - 7.4%
Banks - 2.0%
Mitsubishi UFJ Financial Group, Inc.	3,300,700	13,011,045
Shinsei Bank Ltd.	206,600	2,485,718
		15,496,763
Capital Markets - 0.9%
JAFCO Co. Ltd.	58,700	2,654,767
SBI Holdings, Inc. Japan	188,400	4,342,856
		6,997,623
Diversified Financial Services - 2.2%
ORIX Corp.	1,486,900	17,389,648
Insurance - 2.3%
Lifenet Insurance Co. (a)(b)	180,600	2,659,596
Tokio Marine Holdings, Inc.	346,800	15,500,130
		18,159,726

TOTAL FINANCIALS		58,043,760

HEALTH CARE - 11.8%
Health Care Equipment & Supplies - 7.9%
Hoya Corp.	320,300	36,148,077
Olympus Corp.	659,300	12,621,693
Paramount Bed Holdings Co. Ltd.	89,700	3,455,948
Sysmex Corp.	41,000	3,851,078
Terumo Corp.	156,400	5,756,146
		61,832,942
Health Care Providers & Services - 0.5%
Ship Healthcare Holdings, Inc.	91,100	4,322,909
Pharmaceuticals - 3.4%
Astellas Pharma, Inc.	754,100	10,340,929
Takeda Pharmaceutical Co. Ltd.	522,341	16,141,701
		26,482,630

TOTAL HEALTH CARE		92,638,481

INDUSTRIALS - 19.5%
Building Products - 3.0%
Daikin Industries Ltd.	90,500	16,935,560
Toto Ltd.	152,600	6,967,029
		23,902,589
Commercial Services & Supplies - 1.7%
Park24 Co. Ltd.	435,800	5,886,726
Secom Co. Ltd.	84,500	7,138,467
		13,025,193
Construction & Engineering - 0.7%
Mirait Holdings Corp. (b)	362,300	5,157,755
Electrical Equipment - 1.9%
Nidec Corp.	145,900	14,736,203
Machinery - 5.9%
FANUC Corp.	43,300	9,146,036
Hoshizaki Corp.	68,900	5,502,302
Kitz Corp.	548,200	2,966,784
Minebea Mitsumi, Inc.	415,300	7,500,883
Misumi Group, Inc.	450,460	13,378,470
Nabtesco Corp.	212,000	7,919,948
		46,414,423
Professional Services - 3.9%
Persol Holdings Co., Ltd.	888,300	13,454,371
Recruit Holdings Co. Ltd.	230,500	8,770,681
SMS Co., Ltd.	269,900	7,946,433
		30,171,485
Road & Rail - 0.6%
Hitachi Transport System Ltd.	157,300	4,986,218
Trading Companies & Distributors - 1.8%
Itochu Corp.	327,800	7,873,271
Trusco Nakayama Corp.	244,800	6,313,104
		14,186,375

TOTAL INDUSTRIALS		152,580,241

INFORMATION TECHNOLOGY - 15.5%
Electronic Equipment & Components - 5.3%
Azbil Corp.	101,800	4,131,380
Dexerials Corp.	587,800	6,724,459
Iriso Electronics Co. Ltd.	118,600	4,515,611
Murata Manufacturing Co. Ltd.	201,200	14,109,887
Shimadzu Corp.	147,200	4,208,942
TDK Corp.	67,700	7,961,569
		41,651,848
IT Services - 7.5%
DTS Corp.	187,800	3,652,523
Future Corp.	140,000	2,396,489
GMO Internet, Inc.	322,500	8,601,802
IT Holdings Corp.	233,700	4,469,546
ITOCHU Techno-Solutions Corp.	188,400	6,391,921
Net One Systems Co. Ltd.	224,900	6,724,187
Nomura Research Institute Ltd.	126,900	3,740,695
NSD Co. Ltd.	376,800	6,618,362
NTT Data Corp.	546,300	6,165,659
Otsuka Corp.	92,200	4,236,744
Poletowin Pitcrew Holdings, Inc.	64,800	564,518
SCSK Corp.	94,500	4,698,682
		58,261,128
Semiconductors & Semiconductor Equipment - 1.1%
Renesas Electronics Corp. (a)	1,067,700	8,813,493
Software - 1.6%
Money Forward, Inc. (a)	87,500	7,916,087
Oracle Corp. Japan	49,200	4,917,053
		12,833,140

TOTAL INFORMATION TECHNOLOGY		121,559,609

MATERIALS - 7.0%
Chemicals - 7.0%
JSR Corp.	260,100	5,878,789
Kansai Paint Co. Ltd.	362,200	9,338,282
KH Neochem Co. Ltd.	220,399	5,157,414
Nissan Chemical Corp.	97,200	5,158,470
NOF Corp.	128,400	4,825,571
Shin-Etsu Chemical Co. Ltd.	131,300	17,537,327
Tokyo Ohka Kogyo Co. Ltd.	110,800	6,560,437
		54,456,290
REAL ESTATE - 3.6%
Real Estate Management & Development - 3.6%
Daiwa House Industry Co. Ltd.	227,300	5,972,253
Kenedix, Inc.	1,589,000	8,234,326
Open House Co. Ltd.	227,500	7,746,866
Relo Group, Inc.	266,800	6,402,873
		28,356,318
TOTAL COMMON STOCKS
(Cost $581,874,115)		755,333,710

Money Market Funds - 3.3%
Fidelity Cash Central Fund 0.10% (c)	23,812,624	23,817,386
Fidelity Securities Lending Cash Central Fund 0.11% (c)(d)	2,357,767	2,358,003
TOTAL MONEY MARKET FUNDS
(Cost $26,175,389)		26,175,389
TOTAL INVESTMENT IN SECURITIES - 99.8%
(Cost $608,049,504)		781,509,099
NET OTHER ASSETS (LIABILITIES) - 0.2%		1,226,876
NET ASSETS - 100%		$782,735,975
Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$140,640
Fidelity Securities Lending Cash Central Fund	134,105
Total	$274,745

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$73,704,097	$1,984,231	$71,719,866	$--
Consumer Discretionary	104,648,685	--	104,648,685	--
Consumer Staples	69,346,229	--	69,346,229	--
Financials	58,043,760	--	58,043,760	--
Health Care	92,638,481	--	92,638,481	--
Industrials	152,580,241	--	152,580,241	--
Information Technology	121,559,609	--	121,559,609	--
Materials	54,456,290	--	54,456,290	--
Real Estate	28,356,318	--	28,356,318	--
Money Market Funds	26,175,389	26,175,389	--	--
Total Investments in Securities:	$781,509,099	$28,159,620	$753,349,479	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity® Japan Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2020
Assets
Investment in securities, at value (including securities loaned of $2,241,797) — See accompanying schedule: Unaffiliated issuers (cost $581,874,115)	$755,333,710
Fidelity Central Funds (cost $26,175,389)	26,175,389
Total Investment in Securities (cost $608,049,504)		$781,509,099
Receivable for fund shares sold		243,385
Dividends receivable		4,963,971
Distributions receivable from Fidelity Central Funds		8,534
Prepaid expenses		1,313
Other receivables		13,230
Total assets		786,739,532
Liabilities
Payable for investments purchased	$750,355
Payable for fund shares redeemed	119,091
Accrued management fee	553,373
Distribution and service plan fees payable	10,256
Other affiliated payables	129,081
Other payables and accrued expenses	85,171
Collateral on securities loaned	2,356,230
Total liabilities		4,003,557
Net Assets		$782,735,975
Net Assets consist of:
Paid in capital		$597,911,782
Total accumulated earnings (loss)		184,824,193
Net Assets		$782,735,975
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($16,181,092 ÷ 924,658 shares)(a)		$17.50
Maximum offering price per share (100/94.25 of $17.50)		$18.57
Class M:
Net Asset Value and redemption price per share ($3,727,797 ÷ 214,299 shares)(a)		$17.40
Maximum offering price per share (100/96.50 of $17.40)		$18.03
Class C:
Net Asset Value and offering price per share ($6,167,148 ÷ 359,173 shares)(a)		$17.17
Japan:
Net Asset Value, offering price and redemption price per share ($274,433,435 ÷ 15,611,127 shares)		$17.58
Class I:
Net Asset Value, offering price and redemption price per share ($473,858,625 ÷ 26,982,015 shares)		$17.56
Class Z:
Net Asset Value, offering price and redemption price per share ($8,367,878 ÷ 476,610 shares)		$17.56

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2020
Investment Income
Dividends		$13,812,178
Income from Fidelity Central Funds (including $134,105 from security lending)		274,745
Income before foreign taxes withheld		14,086,923
Less foreign taxes withheld		(1,310,910)
Total income		12,776,013
Expenses
Management fee
Basic fee	$5,094,812
Performance adjustment	883,541
Transfer agent fees	1,171,145
Distribution and service plan fees	126,293
Accounting fees	361,678
Custodian fees and expenses	63,124
Independent trustees' fees and expenses	4,228
Registration fees	84,030
Audit	73,339
Legal	1,124
Interest	360
Miscellaneous	9,618
Total expenses before reductions	7,873,292
Expense reductions	(53,172)
Total expenses after reductions		7,820,120
Net investment income (loss)		4,955,893
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	13,220,010
Fidelity Central Funds	(1,559)
Foreign currency transactions	453,835
Total net realized gain (loss)		13,672,286
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	63,225,150
Fidelity Central Funds	218
Assets and liabilities in foreign currencies	43,952
Total change in net unrealized appreciation (depreciation)		63,269,320
Net gain (loss)		76,941,606
Net increase (decrease) in net assets resulting from operations		$81,897,499

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2020	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,955,893	$5,498,549
Net realized gain (loss)	13,672,286	12,481,915
Change in net unrealized appreciation (depreciation)	63,269,320	61,239,025
Net increase (decrease) in net assets resulting from operations	81,897,499	79,219,489
Distributions to shareholders	(9,407,855)	(2,139,920)
Share transactions - net increase (decrease)	(47,240,810)	158,952,766
Total increase (decrease) in net assets	25,248,834	236,032,335
Net Assets
Beginning of period	757,487,141	521,454,806
End of period	$782,735,975	$757,487,141

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Japan Fund Class A

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$15.80	$14.15	$15.08	$12.59	$11.87
Income from Investment Operations
Net investment income (loss)A	.05	.07	.03	.06	.06
Net realized and unrealized gain (loss)	1.81	1.58	(.85)	2.52	.72
Total from investment operations	1.86	1.65	(.82)	2.58	.78
Distributions from net investment income	(.07)	–	(.08)	(.06)	(.05)
Distributions from net realized gain	(.09)	–	(.04)	(.03)	(.01)
Total distributions	(.16)	–	(.11)B	(.09)	(.06)
Redemption fees added to paid in capitalA	–	–	–C	–C	–C
Net asset value, end of period	$17.50	$15.80	$14.15	$15.08	$12.59
Total ReturnD,E	11.85%	11.66%	(5.48)%	20.70%	6.56%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.37%	1.33%	1.33%	1.11%	1.08%
Expenses net of fee waivers, if any	1.37%	1.32%	1.33%	1.11%	1.08%
Expenses net of all reductions	1.37%	1.32%	1.32%	1.11%	1.08%
Net investment income (loss)	.35%	.51%	.17%	.45%	.51%
Supplemental Data
Net assets, end of period (000 omitted)	$16,181	$16,069	$14,587	$16,155	$23,910
Portfolio turnover rateH	22%	27%	40%	23%	15%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Japan Fund Class M

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$15.71	$14.11	$15.06	$12.57	$11.85
Income from Investment Operations
Net investment income (loss)A	.01	.03	(.03)	.01	.02
Net realized and unrealized gain (loss)	1.80	1.57	(.84)	2.52	.71
Total from investment operations	1.81	1.60	(.87)	2.53	.73
Distributions from net investment income	(.03)	–	(.05)	(.01)	–B
Distributions from net realized gain	(.09)	–	(.04)	(.03)	(.01)
Total distributions	(.12)	–	(.08)C	(.04)	(.01)
Redemption fees added to paid in capitalA	–	–	–B	–B	–B
Net asset value, end of period	$17.40	$15.71	$14.11	$15.06	$12.57
Total ReturnD,E	11.55%	11.34%	(5.81)%	20.24%	6.15%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.67%	1.64%	1.67%	1.46%	1.44%
Expenses net of fee waivers, if any	1.67%	1.64%	1.67%	1.46%	1.44%
Expenses net of all reductions	1.67%	1.63%	1.66%	1.46%	1.44%
Net investment income (loss)	.04%	.19%	(.17)%	.10%	.16%
Supplemental Data
Net assets, end of period (000 omitted)	$3,728	$3,945	$3,993	$4,464	$4,193
Portfolio turnover rateH	22%	27%	40%	23%	15%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Japan Fund Class C

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$15.49	$13.97	$14.92	$12.44	$11.77
Income from Investment Operations
Net investment income (loss)A	(.05)	(.02)	(.08)	(.03)	(.02)
Net realized and unrealized gain (loss)	1.77	1.54	(.83)	2.51	.69
Total from investment operations	1.72	1.52	(.91)	2.48	.67
Distributions from net investment income	–	–	–B	–	–
Distributions from net realized gain	(.04)	–	(.04)	–	–
Total distributions	(.04)	–	(.04)	–	–
Redemption fees added to paid in capitalA	–	–	–B	–B	–B
Net asset value, end of period	$17.17	$15.49	$13.97	$14.92	$12.44
Total ReturnC,D	11.09%	10.88%	(6.13)%	19.94%	5.69%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.06%	2.01%	2.04%	1.81%	1.81%
Expenses net of fee waivers, if any	2.05%	2.00%	2.03%	1.81%	1.81%
Expenses net of all reductions	2.05%	2.00%	2.03%	1.81%	1.81%
Net investment income (loss)	(.34)%	(.17)%	(.53)%	(.25)%	(.21)%
Supplemental Data
Net assets, end of period (000 omitted)	$6,167	$8,829	$12,586	$13,542	$15,077
Portfolio turnover rateG	22%	27%	40%	23%	15%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Japan Fund

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$15.86	$14.20	$15.13	$12.64	$11.91
Income from Investment Operations
Net investment income (loss)A	.10	.12	.07	.10	.09
Net realized and unrealized gain (loss)	1.81	1.59	(.86)	2.54	.72
Total from investment operations	1.91	1.71	(.79)	2.64	.81
Distributions from net investment income	(.11)	(.05)	(.11)	(.11)	(.07)
Distributions from net realized gain	(.09)	–	(.04)	(.03)	(.01)
Total distributions	(.19)B	(.05)	(.14)B	(.15)B	(.08)
Redemption fees added to paid in capitalA	–	–	–C	–C	–C
Net asset value, end of period	$17.58	$15.86	$14.20	$15.13	$12.64
Total ReturnD	12.16%	12.10%	(5.28)%	21.13%	6.80%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.06%	1.01%	1.05%	.82%	.78%
Expenses net of fee waivers, if any	1.06%	1.01%	1.05%	.82%	.78%
Expenses net of all reductions	1.06%	1.00%	1.04%	.82%	.78%
Net investment income (loss)	.65%	.82%	.45%	.74%	.81%
Supplemental Data
Net assets, end of period (000 omitted)	$274,433	$401,344	$297,644	$247,372	$352,936
Portfolio turnover rateG	22%	27%	40%	23%	15%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Japan Fund Class I

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$15.85	$14.18	$15.12	$12.62	$11.89
Income from Investment Operations
Net investment income (loss)A	.11	.13	.08	.11	.10
Net realized and unrealized gain (loss)	1.81	1.58	(.85)	2.53	.70
Total from investment operations	1.92	1.71	(.77)	2.64	.80
Distributions from net investment income	(.12)	(.04)	(.14)	(.11)	(.07)
Distributions from net realized gain	(.09)	–	(.04)	(.03)	(.01)
Total distributions	(.21)	(.04)	(.17)B	(.14)	(.07)B
Redemption fees added to paid in capitalA	–	–	–C	–C	–C
Net asset value, end of period	$17.56	$15.85	$14.18	$15.12	$12.62
Total ReturnD	12.20%	12.12%	(5.18)%	21.22%	6.77%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.01%	.96%	.98%	.76%	.77%
Expenses net of fee waivers, if any	1.01%	.96%	.98%	.76%	.77%
Expenses net of all reductions	1.00%	.95%	.97%	.76%	.76%
Net investment income (loss)	.71%	.87%	.52%	.80%	.83%
Supplemental Data
Net assets, end of period (000 omitted)	$473,859	$319,164	$192,555	$175,816	$7,032
Portfolio turnover rateG	22%	27%	40%	23%	15%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Japan Fund Class Z

Years ended October 31,	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$15.84	$14.19	$15.77
Income from Investment Operations
Net investment income (loss)B	.13	.14	(.01)
Net realized and unrealized gain (loss)	1.81	1.57	(1.57)
Total from investment operations	1.94	1.71	(1.58)
Distributions from net investment income	(.13)	(.06)	–
Distributions from net realized gain	(.09)	–	–
Total distributions	(.22)	(.06)	–
Net asset value, end of period	$17.56	$15.84	$14.19
Total ReturnC,D	12.36%	12.14%	(10.02)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.92%	.87%	.96%G
Expenses net of fee waivers, if any	.92%	.87%	.96%G
Expenses net of all reductions	.92%	.86%	.95%G
Net investment income (loss)	.79%	.96%	(.73)%G
Supplemental Data
Net assets, end of period (000 omitted)	$8,368	$8,136	$90
Portfolio turnover rateH	22%	27%	40%

 A For the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2020

1. Organization.

Fidelity Japan Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Japan, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$212,704,853
Gross unrealized depreciation	(44,768,097)
Net unrealized appreciation (depreciation)	$167,936,756
Tax Cost	$613,572,343

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$5,908,546
Undistributed long-term capital gain	$10,938,042
Net unrealized appreciation (depreciation) on securities and other investments	$167,976,898

The tax character of distributions paid was as follows:

	October 31, 2020	October 31, 2019
Ordinary Income	$9,407,855	$ 2,139,920

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Japan Fund	162,523,820	209,266,961

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Japan as compared to its benchmark index, the TOPIX, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .80% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$38,531	$347
Class M	.25%	.25%	18,134	165
Class C	.75%	.25%	69,628	4,008
			$126,293	$4,520

During the period, the investment adviser or its affiliates waived a portion of these fees.

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$2,155
Class M	347
Class C(a)	183
$2,685

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee Class Z from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$37,187.24
Class M	10,558.29
Class C	11,956.17
Japan	633,476.18
Class I	474,656.13
Class Z	3,312.04
	$1,171,145

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Japan Fund	.05

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Japan Fund	$111

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Japan Fund	Borrower	$38,150,000.34%		$360

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Japan Fund	$1,743

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Japan Fund	$–	$–	$–

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $44,603 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $13.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $3,156.

In addition, during the period the investment adviser or an affiliate reimbursed the Fund $5,400 for an operational error which is included in the accompanying Statement of Operations.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2020	Year ended October 31, 2019
Distributions to shareholders
Class A	$163,723	$–
Class M	28,502	–
Class C	19,501	–
Japan	4,845,634	1,540,617
Class I	4,237,814	598,003
Class Z	112,681	1,300
Total	$9,407,855	$2,139,920

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2020	Year ended October 31, 2019	Year ended October 31, 2020	Year ended October 31, 2019
Class A
Shares sold	162,321	257,296	$2,626,524	$3,675,072
Reinvestment of distributions	9,441	–	152,856	–
Shares redeemed	(263,934)	(271,258)	(4,069,957)	(3,843,441)
Net increase (decrease)	(92,172)	(13,962)	$(1,290,577)	$(168,369)
Class M
Shares sold	11,613	9,337	$178,589	$133,363
Reinvestment of distributions	1,756	–	28,335	–
Shares redeemed	(50,170)	(41,158)	(770,692)	(593,314)
Net increase (decrease)	(36,801)	(31,821)	$(563,768)	$(459,951)
Class C
Shares sold	29,572	37,703	$482,519	$525,026
Reinvestment of distributions	1,183	–	18,905	–
Shares redeemed	(241,451)	(368,937)	(3,672,760)	(5,208,165)
Net increase (decrease)	(210,696)	(331,234)	$(3,171,336)	$(4,683,139)
Japan
Shares sold	1,793,121	11,302,166	$28,617,350	$161,493,452
Reinvestment of distributions	290,812	110,302	4,716,973	1,507,832
Shares redeemed	(11,782,054)	(7,058,309)	(186,990,158)	(100,437,866)
Net increase (decrease)	(9,698,121)	4,354,159	$(153,655,835)	$62,563,418
Class I
Shares sold	6,947,524	6,909,379	$113,300,467	$99,292,734
Reinvestment of distributions	261,592	43,742	4,235,166	597,082
Shares redeemed	(368,399)	(389,348)	(5,684,536)	(5,566,323)
Net increase (decrease)	6,840,717	6,563,773	$111,851,097	$94,323,493
Class Z
Shares sold	107,375	534,414	$1,776,759	$7,783,555
Reinvestment of distributions	6,830	64	110,515	875
Shares redeemed	(151,176)	(27,238)	(2,297,665)	(407,116)
Net increase (decrease)	(36,971)	507,240	$(410,391)	$7,377,314

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers Fidelity International Fund was the owners of record of approximately 48% of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 73% of the total outstanding shares of the Fund.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Fidelity® Japan Smaller Companies Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2020	Past 1 year	Past 5 years	Past 10 years
Fidelity® Japan Smaller Companies Fund	1.31%	8.32%	10.62%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Japan Smaller Companies Fund on October 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the Russell/Nomura Mid-Small Cap™ Index performed over the same period.

Period Ending Values
$27,441	Fidelity® Japan Smaller Companies Fund
$19,862	Russell/Nomura Mid-Small Cap™ Index

Fidelity® Japan Smaller Companies Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned -2.46% for the 12 months ending October 31, 2020, in what was a bumpy ride for non-U.S. equities, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a sharp upturn. Declared a pandemic on March 11, the crisis and containment efforts caused broad contraction in economic activity, elevated volatility and dislocation in financial markets. A historically rapid and expansive monetary- and fiscal-policy response around the world provided a partial offset to the economic disruption.Other supporting factors included resilient corporate earnings and near-term potential for a COVID-19 vaccine breakthrough. This was evident in the index’s 12.28% gain in the final six months of the year. Currency fluctuation generally boosted foreign developed-markets equities for the year, while the reverse was true for emerging-markets stocks. Late in the period, the index was pressured by a second wave of COVID-19 cases in some regions, and stretched valuations and crowded positioning in big tech. For the full year, the U.K. (-22%), Asia Pacific ex Japan (-8%), Canada (-5%) and Europe ex U.K. (-4%) notably lagged. Emerging markets (+9%) and Japan (+1%) outperformed. By sector, energy (-38%), financials and real estate (-20% each) lagged, whereas information technology (+ 25%) and communication services (+15%) topped the index.

Comments from Portfolio Manager David Jenkins:  For the fiscal year ending October 31, 2020, the fund gained 1.31%, outperforming the -0.42% result of the benchmark Russell/Nomura Mid-Small Cap℠ Index. Versus the benchmark, security selection was the primary contributor, especially within the transportation and capital goods areas of the industrials sector. Stock picks in information technology also helped. The fund's top individual relative contributor was an outsized stake in Z Holdings (formerly Yahoo Japan), a top holding that gained 129% the past 12 months. Also lifting performance was our overweighting in package delivery company SG Holdings (+146%), a new position the past year, and our overweighting in home retailer Arcland Sakamoto (+65%). Both stocks were top holdings at period end. By sector, stock selection and an underweighting in health care detracted most from performance versus the benchmark. Security selection in the financials sector, primarily within the diversified financials industry, and stock picks in materials also hindered relative performance. The fund's biggest individual relative detractor was an outsized stake in Yamada Consulting Group (-45%). Not owning health care internet company and benchmark component M3 (+179%) and overweighting karaoke company Koshidaka Holdings (-42%) also hurt relative performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Japan Smaller Companies Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2020
Japan	97.2%
United States of America*	2.8%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2020

% of fund's net assets
Stocks	97.2
Short-Term Investments and Net Other Assets (Liabilities)	2.8

Top Ten Stocks as of October 31, 2020

% of fund's net assets
Central Automotive Products Ltd. (Distributors)	3.2
Z Holdings Corp. (Interactive Media & Services)	3.1
Arc Land Sakamoto Co. Ltd. (Specialty Retail)	2.3
SK Kaken Co. Ltd. (Chemicals)	2.3
GMO Internet, Inc. (IT Services)	2.2
Nitori Holdings Co. Ltd. (Specialty Retail)	2.1
Amano Corp. (Electronic Equipment & Components)	2.1
Inaba Denki Sangyo Co. Ltd. (Trading Companies & Distributors)	2.0
Renesas Electronics Corp. (Semiconductors & Semiconductor Equipment)	1.8
SG Holdings Co. Ltd. (Air Freight & Logistics)	1.8
22.9

Top Market Sectors as of October 31, 2020

% of fund's net assets
Industrials	25.6
Information Technology	18.5
Consumer Discretionary	17.8
Materials	7.8
Communication Services	6.7
Consumer Staples	6.4
Health Care	5.2
Financials	4.6
Real Estate	2.2
Energy	1.7

Fidelity® Japan Smaller Companies Fund

Schedule of Investments October 31, 2020

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value
COMMUNICATION SERVICES - 6.7%
Entertainment - 2.8%
Daiichikosho Co. Ltd.	202,900	$6,942,625
Nexon Co. Ltd.	280,000	7,803,855
		14,746,480
Interactive Media & Services - 3.9%
Dip Corp.	215,000	4,130,871
Z Holdings Corp.	2,345,000	16,351,826
		20,482,697

TOTAL COMMUNICATION SERVICES		35,229,177

CONSUMER DISCRETIONARY - 17.8%
Auto Components - 0.8%
DaikyoNishikawa Corp.	798,900	4,428,264
Automobiles - 1.3%
Isuzu Motors Ltd.	831,000	6,742,314
Distributors - 4.9%
Central Automotive Products Ltd.	845,500	16,469,378
PALTAC Corp.	161,000	9,001,122
		25,470,500
Hotels, Restaurants & Leisure - 1.6%
Curves Holdings Co. Ltd.	882,000	5,419,002
Koshidaka Holdings Co. Ltd. (a)	817,000	3,056,261
		8,475,263
Internet & Direct Marketing Retail - 1.3%
Aucnet, Inc.	535,000	7,112,489
Specialty Retail - 7.0%
Arc Land Sakamoto Co. Ltd.	633,700	12,208,607
Fuji Corp.	340,600	6,773,564
Nitori Holdings Co. Ltd.	53,600	11,017,838
Workman Co. Ltd. (a)	75,000	6,650,228
		36,650,237
Textiles, Apparel & Luxury Goods - 0.9%
Hagihara Industries, Inc.	323,400	4,611,479

TOTAL CONSUMER DISCRETIONARY		93,490,546

CONSUMER STAPLES - 6.4%
Food & Staples Retailing - 0.9%
Jm Holdings Co. Ltd.	208,400	4,740,322
Food Products - 5.5%
Kotobuki Spirits Co. Ltd.	100,000	4,636,847
Meiji Holdings Co. Ltd.	105,000	7,607,201
Morinaga & Co. Ltd.	214,700	8,157,576
S Foods, Inc.	252,700	8,416,353
		28,817,977

TOTAL CONSUMER STAPLES		33,558,299

ENERGY - 1.7%
Oil, Gas & Consumable Fuels - 1.7%
San-Ai Oil Co. Ltd.	865,800	8,729,505
FINANCIALS - 4.6%
Diversified Financial Services - 1.0%
ORIX Corp.	456,800	5,342,384
Insurance - 3.6%
Lifenet Insurance Co. (a)(b)	300,000	4,417,933
T&D Holdings, Inc.	909,000	9,084,620
Tokio Marine Holdings, Inc.	114,500	5,117,546
		18,620,099

TOTAL FINANCIALS		23,962,483

HEALTH CARE - 5.2%
Health Care Equipment & Supplies - 2.0%
Medikit Co. Ltd.	278,200	8,174,394
Paramount Bed Holdings Co. Ltd.	58,400	2,250,026
		10,424,420
Health Care Providers & Services - 1.5%
A/S One Corp.	55,000	7,948,561
Pharmaceuticals - 1.7%
Santen Pharmaceutical Co. Ltd.	495,000	8,818,919

TOTAL HEALTH CARE		27,191,900

INDUSTRIALS - 25.6%
Air Freight & Logistics - 3.1%
AIT Corp.	703,220	6,750,666
SG Holdings Co. Ltd.	390,000	9,406,971
		16,157,637
Building Products - 1.6%
Sekisui Jushi Corp.	426,300	8,608,253
Commercial Services & Supplies - 2.6%
Aeon Delight Co. Ltd.	178,800	4,707,071
ProNexus, Inc.	187,123	1,946,572
Secom Joshinetsu Co. Ltd.	213,000	6,938,119
		13,591,762
Construction & Engineering - 1.3%
Hokuriku Electrical Construction Co. Ltd.	609,900	6,688,662
Electrical Equipment - 0.6%
Denyo Co. Ltd.	150,600	3,362,233
Machinery - 2.7%
CKD Corp. (a)	404,000	6,724,118
Kito Corp.	330,000	4,068,879
Nitto Kohki Co. Ltd.	210,000	3,489,422
		14,282,419
Marine - 1.8%
Nippon Concept Corp.	645,000	9,237,268
Professional Services - 3.6%
Funai Soken Holdings, Inc.	161,480	3,493,036
Persol Holdings Co., Ltd.	500,000	7,573,101
Yamada Consulting Group Co. Ltd.	782,700	7,533,976
		18,600,113
Trading Companies & Distributors - 7.2%
Inaba Denki Sangyo Co. Ltd.	436,400	10,505,657
Itochu Corp.	240,000	5,764,445
Mitani Shoji Co. Ltd.	113,100	7,131,535
Tsubakimoto Kogyo Co. Ltd.	182,000	5,806,904
Yuasa Trading Co. Ltd.	305,800	8,711,891
		37,920,432
Transportation Infrastructure - 1.1%
Kamigumi Co. Ltd.	327,000	5,850,325

TOTAL INDUSTRIALS		134,299,104

INFORMATION TECHNOLOGY - 18.5%
Electronic Equipment & Components - 4.0%
Amano Corp.	460,200	10,831,458
Anritsu Corp.	175,000	3,831,182
Dexerials Corp.	536,500	6,137,585
		20,800,225
IT Services - 9.5%
Argo Graphics, Inc.	185,000	5,690,833
Densan System Co. Ltd.	110,000	3,655,521
GMO Internet, Inc.	435,000	11,602,431
IT Holdings Corp.	265,000	5,068,163
Nomura Research Institute Ltd.	270,000	7,958,926
Otsuka Corp.	192,000	8,822,720
TKC Corp.	117,200	7,262,948
		50,061,542
Semiconductors & Semiconductor Equipment - 1.8%
Renesas Electronics Corp. (b)	1,140,000	9,410,305
Software - 1.4%
Oracle Corp. Japan	76,200	7,615,435
Technology Hardware, Storage & Peripherals - 1.8%
Elecom Co. Ltd.	186,500	9,340,004

TOTAL INFORMATION TECHNOLOGY		97,227,511

MATERIALS - 7.8%
Chemicals - 6.2%
C. Uyemura & Co. Ltd.	136,400	8,882,012
Lintec Corp.	288,000	6,384,335
Nihon Parkerizing Co. Ltd.	540,000	5,321,742
SK Kaken Co. Ltd.	31,700	12,044,508
		32,632,597
Construction Materials - 1.6%
Taiheiyo Cement Corp.	343,500	8,062,656

TOTAL MATERIALS		40,695,253

REAL ESTATE - 2.2%
Real Estate Management & Development - 2.2%
Century21 Real Estate Japan Ltd.	415,400	4,179,322
Kenedix, Inc.	1,390,000	7,203,092
		11,382,414
UTILITIES - 0.7%
Gas Utilities - 0.7%
Nippon Gas Co. Ltd.	75,000	3,577,254
TOTAL COMMON STOCKS
(Cost $366,240,273)		509,343,446

Money Market Funds - 0.7%
Fidelity Cash Central Fund 0.10% (c)	109	109
Fidelity Securities Lending Cash Central Fund 0.11% (c)(d)	3,502,401	3,502,751
TOTAL MONEY MARKET FUNDS
(Cost $3,502,792)		3,502,860
TOTAL INVESTMENT IN SECURITIES - 97.9%
(Cost $369,743,065)		512,846,306
NET OTHER ASSETS (LIABILITIES) - 2.1%		10,927,202
NET ASSETS - 100%		$523,773,508

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$169,990
Fidelity Securities Lending Cash Central Fund	73,653
Total	$243,643

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$35,229,177	$--	$35,229,177	$--
Consumer Discretionary	93,490,546	--	93,490,546	--
Consumer Staples	33,558,299	--	33,558,299	--
Energy	8,729,505	--	8,729,505	--
Financials	23,962,483	--	23,962,483	--
Health Care	27,191,900	--	27,191,900	--
Industrials	134,299,104	--	134,299,104	--
Information Technology	97,227,511	--	97,227,511	--
Materials	40,695,253	--	40,695,253	--
Real Estate	11,382,414	--	11,382,414	--
Utilities	3,577,254	--	3,577,254	--
Money Market Funds	3,502,860	3,502,860	--	--
Total Investments in Securities:	$512,846,306	$3,502,860	$509,343,446	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity® Japan Smaller Companies Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2020
Assets
Investment in securities, at value (including securities loaned of $3,333,934) — See accompanying schedule: Unaffiliated issuers (cost $366,240,273)	$509,343,446
Fidelity Central Funds (cost $3,502,792)	3,502,860
Total Investment in Securities (cost $369,743,065)		$512,846,306
Foreign currency held at value (cost $100,518)		82,799
Receivable for investments sold		11,986,702
Receivable for fund shares sold		91,231
Dividends receivable		3,762,664
Distributions receivable from Fidelity Central Funds		6,542
Prepaid expenses		1,078
Other receivables		9,627
Total assets		528,786,949
Liabilities
Payable for fund shares redeemed	$63,836
Accrued management fee	329,474
Notes payable to affiliates	952,000
Other affiliated payables	103,964
Other payables and accrued expenses	61,883
Collateral on securities loaned	3,502,284
Total liabilities		5,013,441
Net Assets		$523,773,508
Net Assets consist of:
Paid in capital		$397,072,763
Total accumulated earnings (loss)		126,700,745
Net Assets		$523,773,508
Net Asset Value, offering price and redemption price per share ($523,773,508 ÷ 31,470,262 shares)		$16.64

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2020
Investment Income
Dividends		$12,767,732
Income from Fidelity Central Funds (including $73,653 from security lending)		243,643
Income before foreign taxes withheld		13,011,375
Less foreign taxes withheld		(1,189,052)
Total income		11,822,323
Expenses
Management fee	$4,178,033
Transfer agent fees	1,015,698
Accounting fees	305,838
Custodian fees and expenses	51,880
Independent trustees' fees and expenses	3,567
Registration fees	21,407
Audit	60,560
Legal	988
Interest	505
Miscellaneous	8,636
Total expenses before reductions	5,647,112
Expense reductions	(40,271)
Total expenses after reductions		5,606,841
Net investment income (loss)		6,215,482
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	9,376,435
Fidelity Central Funds	(1,389)
Foreign currency transactions	1,939
Total net realized gain (loss)		9,376,985
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(11,130,440)
Assets and liabilities in foreign currencies	29,200
Total change in net unrealized appreciation (depreciation)		(11,101,240)
Net gain (loss)		(1,724,255)
Net increase (decrease) in net assets resulting from operations		$4,491,227

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2020	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,215,482	$8,691,787
Net realized gain (loss)	9,376,985	30,593,565
Change in net unrealized appreciation (depreciation)	(11,101,240)	11,900,266
Net increase (decrease) in net assets resulting from operations	4,491,227	51,185,618
Distributions to shareholders	(47,487,878)	(34,049,418)
Share transactions
Proceeds from sales of shares	30,552,737	28,621,928
Reinvestment of distributions	44,675,432	31,582,463
Cost of shares redeemed	(194,108,757)	(107,091,949)
Net increase (decrease) in net assets resulting from share transactions	(118,880,588)	(46,887,558)
Total increase (decrease) in net assets	(161,877,239)	(29,751,358)
Net Assets
Beginning of period	685,650,747	715,402,105
End of period	$523,773,508	$685,650,747
Other Information
Shares
Sold	1,899,560	1,769,793
Issued in reinvestment of distributions	2,601,947	1,977,612
Redeemed	(11,990,650)	(6,565,669)
Net increase (decrease)	(7,489,143)	(2,818,264)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Japan Smaller Companies Fund

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$17.60	$17.12	$18.84	$15.66	$13.76
Income from Investment Operations
Net investment income (loss)A	.16	.22	.18	.17	.17
Net realized and unrealized gain (loss)	.11B	1.10	(1.00)	3.42	1.93
Total from investment operations	.27	1.32	(.82)	3.59	2.10
Distributions from net investment income	(.23)	(.11)	(.16)	(.17)	(.09)
Distributions from net realized gain	(1.00)	(.73)	(.74)	(.25)	(.11)
Total distributions	(1.23)	(.84)	(.90)	(.41)C	(.20)
Redemption fees added to paid in capitalA	–	–	–D	–D	–D
Net asset value, end of period	$16.64	$17.60	$17.12	$18.84	$15.66
Total ReturnE	1.31%	8.22%	(4.71)%	23.68%	15.44%
Ratios to Average Net AssetsF,G
Expenses before reductions	.92%	.93%	.94%	.95%	.96%
Expenses net of fee waivers, if any	.92%	.93%	.93%	.95%	.96%
Expenses net of all reductions	.92%	.93%	.93%	.94%	.96%
Net investment income (loss)	1.02%	1.31%	.95%	1.04%	1.18%
Supplemental Data
Net assets, end of period (000 omitted)	$523,774	$685,651	$715,402	$764,052	$587,034
Portfolio turnover rateH	20%	16%	17%	20%	30%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Total distributions per share do not sum due to rounding.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2020

1. Organization.

Fidelity Japan Smaller Companies Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$146,320,201
Gross unrealized depreciation	(28,471,127)
Net unrealized appreciation (depreciation)	$117,849,074
Tax Cost	$394,997,232

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$7,319,733
Undistributed long-term capital gain	$1,511,580
Net unrealized appreciation (depreciation) on securities and other investments	$117,869,431

The tax character of distributions paid was as follows:

	October 31, 2020	October 31, 2019
Ordinary Income	$18,871,405	$ 4,534,525
Long-term Capital Gains	28,616,473	29,514,893
Total	$47,487,878	$ 34,049,418

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Japan Smaller Companies Fund	114,290,933	248,870,070

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .68% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .17% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Japan Smaller Companies Fund	.05

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Japan Smaller Companies Fund	$5

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable to affiliates" in the Statement of Assets and Liabilities. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Japan Smaller Companies Fund	Borrower	$9,082,167.33%		$505

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Japan Smaller Companies Fund	$1,461

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Japan Smaller Companies Fund	$200	$–	$–

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $37,207 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $247.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $2,817.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International Fund, VIP FundsManager 50% Portfolio and VIP FundsManager 60% Portfolio were the owners of record of approximately 22%, 10% and 10%, respectively, of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 56% of the total outstanding shares of the Fund.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Fidelity® Latin America Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2020	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(40.92)%	(0.10)%	(7.30)%
Class M (incl. 3.50% sales charge)	(39.64)%	0.10%	(7.33)%
Class C (incl. contingent deferred sales charge)	(38.39)%	0.33%	(7.45)%
Fidelity® Latin America Fund	(37.13)%	1.39%	(6.47)%
Class I	(37.07)%	1.46%	(6.43)%
Class Z	(37.00)%	1.51%	(6.40)%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018 Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Latin America Fund, a class of the fund, on October 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EM (Emerging Markets) Latin America Index performed over the same period.

Period Ending Values
$5,124	Fidelity® Latin America Fund
$5,407	MSCI EM (Emerging Markets) Latin America Index

Fidelity® Latin America Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned -2.46% for the 12 months ending October 31, 2020, in what was a bumpy ride for non-U.S. equities, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a sharp upturn. Declared a pandemic on March 11, the crisis and containment efforts caused broad contraction in economic activity, elevated volatility and dislocation in financial markets. A historically rapid and expansive monetary- and fiscal-policy response around the world provided a partial offset to the economic disruption. Other supporting factors included resilient corporate earnings and near-term potential for a COVID-19 vaccine breakthrough. This was evident in the index’s 12.28% gain in the final six months of the year. Currency fluctuation generally boosted foreign developed-markets equities for the year, while the reverse was true for emerging-markets stocks. Late in the period, the index was pressured by a second wave of COVID-19 cases in some regions, and stretched valuations and crowded positioning in big tech. For the full year, the U.K. (-22%), Asia Pacific ex Japan (-8%), Canada (-5%) and Europe ex U.K. (-4%) notably lagged. Emerging markets (+9%) and Japan (+1%) outperformed. By sector, energy (-38%), financials and real estate (-20% each) lagged, whereas information technology (+ 25%) and communication services (+15%) topped the index.

Comments from Portfolio Manager Will Pruett:  For the fiscal year ending October 31, 2020, the fund's share classes returned roughly -37% to -38% (excluding sales charges, if applicable), lagging the -33.03% result of the benchmark, the MSCI Emerging Markets Latin America Index. Choices among the stocks of cyclical firms hurt the fund’s relative return the past 12 months. Not holding iron ore miner Vale (-5%) detracted more than any other position. It also hurt to not own copper producers Grupo Mexico SAB de CV (+13%) and Southern Copper (+53%), as well as Mexico-based cement manufacturer Cemex SA de CV (+11%). The fund’s exposure to poor-performing banks also detracted. An overweighted stake in Itausa (-52%), and non-benchmark positions in Banco BMG (-70%) and insurance firm IRB Brasil Resseguros (-59%) hurt fund performance. I reduced the fund’s Itausa stake and eliminated shares of IRB Brasil Resseguros by period end. By country, positioning in Brazil hurt the fund’s relative return the most as Brazil’s economy contracted meaningfully, even though the country showed some signs of improvement by October 31. Security selection in Mexico also held back fund performance, as did positioning in Panama, Peru and Chile to a lesser extent. Conversely, positioning in Latin American tech stocks added considerable value, as did an overweighting in the health care sector. A non-benchmark position in Locaweb Servicos de Internet (+187%), a provider of web hosting, email, cloud computing, electronic payment, and digital marketing services, contributed more relative value than any other fund position.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Latin America Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2020
Brazil	52.9%
Mexico	24.3%
United States of America*	15.3%
Panama	2.7%
Luxembourg	2.6%
Cayman Islands	2.1%
Bermuda	0.1%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2020

% of fund's net assets
Stocks	99.8
Short-Term Investments and Net Other Assets (Liabilities)	0.2

Top Ten Stocks as of October 31, 2020

% of fund's net assets
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.) (Brazil, Oil, Gas & Consumable Fuels)	8.8
Afya Ltd. (United States of America, Diversified Consumer Services)	8.3
Genomma Lab Internacional SA de CV (Mexico, Pharmaceuticals)	7.8
Qualitas Controladora S.A.B. de CV (Mexico, Insurance)	6.9
Itausa-Investimentos Itau SA (PN) (Brazil, Banks)	4.5
Vasta Platform Ltd. (United States of America, Diversified Consumer Services)	4.1
Suzano Papel e Celulose SA (Brazil, Paper & Forest Products)	3.7
Qualicorp Consultoria E Corret (Brazil, Health Care Providers & Services)	3.3
Rumo SA (Brazil, Road & Rail)	3.3
Lojas Renner SA (Brazil, Multiline Retail)	3.2
53.9

Top Market Sectors as of October 31, 2020

% of fund's net assets
Financials	29.0
Consumer Discretionary	19.7
Health Care	16.8
Industrials	11.7
Energy	8.8
Information Technology	7.4
Materials	3.7
Consumer Staples	2.7

Market Sectors may include more than one industry category.
The Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Latin American market. As of October 31, 2020, the Fund did not have more than 25% of its total assets invested in any one industry.

Fidelity® Latin America Fund

Schedule of Investments October 31, 2020

Showing Percentage of Net Assets

Common Stocks - 81.1%
	Shares	Value
Bermuda - 0.1%
Vostok Emerging Finance Ltd. (depository receipt) (a)	1,082,958	$329,814
Brazil - 34.2%
Atacadao SA	2,603,727	8,372,113
Azul SA sponsored ADR (a)(b)	616,725	7,308,191
Banco do Brasil SA	1,209,655	6,282,334
Boa Vista Servicos SA (a)	1,443,086	3,412,835
Companhia de Locacao das Americas	1,724,375	7,555,100
CVC Brasil Operadora e Agencia de Viagens SA	2,291,236	4,903,559
CVC Brasil Operadora e Agencia de Viagens SA warrants 1/29/21 (a)	350,536	121,571
Hapvida Participacoes e Investimentos SA (c)	729,551	8,184,316
Hypermarcas SA	1,918,437	9,328,139
Locaweb Servicos de Internet SA (c)	696,368	8,392,169
Lojas Renner SA	1,499,704	9,788,150
Qualicorp Consultoria E Corret	1,834,085	10,174,178
Rumo SA (a)	3,124,068	9,985,344
Suzano Papel e Celulose SA (a)	1,306,589	11,396,889

TOTAL BRAZIL		105,204,888

Cayman Islands - 2.1%
PagSeguro Digital Ltd. (a)(b)	178,832	6,547,040
Luxembourg - 2.6%
Globant SA (a)	43,204	7,803,074
Mexico - 24.3%
Banco del Bajio SA (a)(c)	7,559,022	6,250,630
Credito Real S.A.B. de CV (a)	14,635,664	7,679,558
Genomma Lab Internacional SA de CV (a)	27,186,637	24,108,651
Grupo Aeroportuario Norte S.A.B. de CV (a)	1,616,088	7,292,834
Qualitas Controladora S.A.B. de CV	5,325,872	21,269,341
Unifin Financiera SAPI de CV (a)	9,563,606	8,295,988

TOTAL MEXICO		74,897,002

Panama - 2.7%
Intercorp Financial Services, Inc.	404,931	8,410,417
United States of America - 15.1%
Afya Ltd. (a)(b)	1,066,950	25,606,800
First Cash Financial Services, Inc.	155,350	8,084,414
Vasta Platform Ltd. (a)(b)	1,096,725	12,678,141

TOTAL UNITED STATES OF AMERICA		46,369,355

TOTAL COMMON STOCKS
(Cost $284,856,560)		249,561,590

Nonconvertible Preferred Stocks - 18.7%
Brazil - 18.7%
Banco BMG SA (c)	11,175,912	8,940,028
Itausa-Investimentos Itau SA (PN)	8,644,896	13,695,153
Lojas Americanas SA (PN)	1,912,409	7,742,358
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.)	8,246,496	27,220,284
TOTAL PREFERRED STOCKS
(Cost $89,195,582)		57,597,823

Money Market Funds - 7.2%
Fidelity Cash Central Fund 0.10% (d)	96,549	96,569
Fidelity Securities Lending Cash Central Fund 0.11% (d)(e)	22,135,491	22,137,705
TOTAL MONEY MARKET FUNDS
(Cost $22,234,274)		22,234,274
TOTAL INVESTMENT IN SECURITIES - 107.0%
(Cost $396,286,416)		329,393,687
NET OTHER ASSETS (LIABILITIES) - (7.0)%		(21,569,822)
NET ASSETS - 100%		$307,823,865

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $31,767,143 or 10.3% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$11,978
Fidelity Securities Lending Cash Central Fund	77,969
Total	$89,947

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

The value, beginning of period, for the Fidelity Cash Central Fund was $8,485,602. Net realized gain (loss) and change in net unrealized appreciation (depreciation) on Fidelity Cash Central Fund is presented in the Statement of Operations, if applicable. Purchases and sales of the Fidelity Cash Central Fund were $201,396,622 and $187,747,047, respectively, during the period.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Vasta Platform Ltd.	$--	$21,333,989	$1,223,257	$--	$(295,014)	$(7,137,577)	$--
Total	$--	$21,333,989	$1,223,257	$--	$(295,014)	$(7,137,577)	$--

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$60,840,579	$60,840,579	$--	$--
Consumer Staples	8,372,113	8,372,113	--	--
Energy	27,220,284	27,220,284	--	--
Financials	89,237,677	89,237,677	--	--
Health Care	51,795,284	51,795,284	--	--
Industrials	35,554,304	35,554,304	--	--
Information Technology	22,742,283	22,742,283	--	--
Materials	11,396,889	11,396,889	--	--
Money Market Funds	22,234,274	22,234,274	--	--
Total Investments in Securities:	$329,393,687	$329,393,687	$--	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity® Latin America Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2020
Assets
Investment in securities, at value (including securities loaned of $21,357,916) — See accompanying schedule: Unaffiliated issuers (cost $374,052,142)	$307,159,413
Fidelity Central Funds (cost $22,234,274)	22,234,274
Total Investment in Securities (cost $396,286,416)		$329,393,687
Receivable for investments sold		1,048,568
Receivable for fund shares sold		203,995
Dividends receivable		373,548
Distributions receivable from Fidelity Central Funds		15,942
Prepaid expenses		660
Other receivables		21,294
Total assets		331,057,694
Liabilities
Payable for investments purchased	$367,473
Payable for fund shares redeemed	349,600
Accrued management fee	188,972
Distribution and service plan fees payable	4,147
Other affiliated payables	86,931
Other payables and accrued expenses	101,581
Collateral on securities loaned	22,135,125
Total liabilities		23,233,829
Net Assets		$307,823,865
Net Assets consist of:
Paid in capital		$418,264,938
Total accumulated earnings (loss)		(110,441,073)
Net Assets		$307,823,865
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($9,130,751 ÷ 524,609 shares)(a)		$17.40
Maximum offering price per share (100/94.25 of $17.40)		$18.46
Class M:
Net Asset Value and redemption price per share ($2,912,498 ÷ 167,039 shares)(a)		$17.44
Maximum offering price per share (100/96.50 of $17.44)		$18.07
Class C:
Net Asset Value and offering price per share ($810,494 ÷ 46,018 shares)(a)		$17.61
Latin America:
Net Asset Value, offering price and redemption price per share ($277,941,748 ÷ 16,010,539 shares)		$17.36
Class I:
Net Asset Value, offering price and redemption price per share ($3,508,151 ÷ 202,360 shares)		$17.34
Class Z:
Net Asset Value, offering price and redemption price per share ($13,520,223 ÷ 780,646 shares)		$17.32

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2020
Investment Income
Dividends		$6,937,919
Income from Fidelity Central Funds (including $77,969 from security lending)		89,947
Income before foreign taxes withheld		7,027,866
Less foreign taxes withheld		(626,226)
Total income		6,401,640
Expenses
Management fee	$2,910,199
Transfer agent fees	980,083
Distribution and service plan fees	70,534
Accounting fees	218,130
Custodian fees and expenses	146,219
Independent trustees' fees and expenses	2,576
Registration fees	94,072
Audit	72,371
Legal	2,041
Miscellaneous	16,695
Total expenses before reductions	4,512,920
Expense reductions	(93,430)
Total expenses after reductions		4,419,490
Net investment income (loss)		1,982,150
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,474,415
Fidelity Central Funds	2,289
Other affiliated issuers	(295,014)
Foreign currency transactions	(655,829)
Total net realized gain (loss)		525,861
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(203,779,750)
Affiliated issuers	(7,137,577)
Assets and liabilities in foreign currencies	(142,156)
Total change in net unrealized appreciation (depreciation)		(211,059,483)
Net gain (loss)		(210,533,622)
Net increase (decrease) in net assets resulting from operations		$(208,551,472)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2020	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,982,150	$16,389,171
Net realized gain (loss)	525,861	57,255,402
Change in net unrealized appreciation (depreciation)	(211,059,483)	72,722,053
Net increase (decrease) in net assets resulting from operations	(208,551,472)	146,366,626
Distributions to shareholders	(13,930,227)	(10,500,914)
Share transactions - net increase (decrease)	(48,747,456)	(30,101,947)
Total increase (decrease) in net assets	(271,229,155)	105,763,765
Net Assets
Beginning of period	579,053,020	473,289,255
End of period	$307,823,865	$579,053,020

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Latin America Fund Class A

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$28.36	$21.98	$24.93	$22.45	$18.09
Income from Investment Operations
Net investment income (loss)A	.04	.69	.50	.42	.40
Net realized and unrealized gain (loss)	(10.40)	6.11	(3.16)	2.48	4.27
Total from investment operations	(10.36)	6.80	(2.66)	2.90	4.67
Distributions from net investment income	(.60)	(.42)	(.29)	(.43)	(.31)
Total distributions	(.60)	(.42)	(.29)	(.43)	(.31)
Redemption fees added to paid in capitalA	–	–	–B	.01	–B
Net asset value, end of period	$17.40	$28.36	$21.98	$24.93	$22.45
Total ReturnC,D	(37.31)%	31.60%	(10.78)%	13.55%	26.29%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.36%	1.36%	1.38%	1.39%	1.40%
Expenses net of fee waivers, if any	1.35%	1.36%	1.38%	1.39%	1.40%
Expenses net of all reductions	1.33%	1.36%	1.36%	1.38%	1.39%
Net investment income (loss)	.18%	2.81%	2.08%	1.90%	2.14%
Supplemental Data
Net assets, end of period (000 omitted)	$9,131	$17,953	$14,157	$17,801	$19,115
Portfolio turnover rateG	54%	48%	53%	51%	108%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Latin America Fund Class M

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$28.41	$22.00	$24.96	$22.47	$18.11
Income from Investment Operations
Net investment income (loss)A	(.02)	.63	.43	.36	.35
Net realized and unrealized gain (loss)	(10.42)	6.13	(3.16)	2.49	4.27
Total from investment operations	(10.44)	6.76	(2.73)	2.85	4.62
Distributions from net investment income	(.53)	(.35)	(.23)	(.37)	(.26)
Total distributions	(.53)	(.35)	(.23)	(.37)	(.26)
Redemption fees added to paid in capitalA	–	–	–B	.01	–B
Net asset value, end of period	$17.44	$28.41	$22.00	$24.96	$22.47
Total ReturnC,D	(37.45)%	31.26%	(11.04)%	13.24%	25.93%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.62%	1.64%	1.66%	1.66%	1.68%
Expenses net of fee waivers, if any	1.61%	1.63%	1.66%	1.66%	1.68%
Expenses net of all reductions	1.59%	1.63%	1.63%	1.66%	1.68%
Net investment income (loss)	(.09)%	2.54%	1.80%	1.62%	1.86%
Supplemental Data
Net assets, end of period (000 omitted)	$2,912	$6,032	$5,098	$6,740	$7,378
Portfolio turnover rateG	54%	48%	53%	51%	108%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Latin America Fund Class C

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$28.67	$22.16	$25.12	$22.61	$18.18
Income from Investment Operations
Net investment income (loss)A	(.13)	.51	.32	.26	.26
Net realized and unrealized gain (loss)	(10.56)	6.21	(3.18)	2.52	4.30
Total from investment operations	(10.69)	6.72	(2.86)	2.78	4.56
Distributions from net investment income	(.37)	(.21)	(.10)	(.28)	(.13)
Total distributions	(.37)	(.21)	(.10)	(.28)	(.13)
Redemption fees added to paid in capitalA	–	–	–B	.01	–B
Net asset value, end of period	$17.61	$28.67	$22.16	$25.12	$22.61
Total ReturnC,D	(37.78)%	30.62%	(11.43)%	12.71%	25.31%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.11%	2.12%	2.13%	2.14%	2.15%
Expenses net of fee waivers, if any	2.11%	2.12%	2.13%	2.14%	2.14%
Expenses net of all reductions	2.09%	2.12%	2.11%	2.14%	2.14%
Net investment income (loss)	(.58)%	2.06%	1.33%	1.15%	1.39%
Supplemental Data
Net assets, end of period (000 omitted)	$810	$3,438	$3,498	$5,094	$6,590
Portfolio turnover rateG	54%	48%	53%	51%	108%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Latin America Fund

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$28.30	$21.94	$24.89	$22.41	$18.08
Income from Investment Operations
Net investment income (loss)A	.10	.77	.57	.49	.45
Net realized and unrealized gain (loss)	(10.36)	6.09	(3.15)	2.46	4.26
Total from investment operations	(10.26)	6.86	(2.58)	2.95	4.71
Distributions from net investment income	(.68)	(.50)	(.37)	(.48)	(.38)
Total distributions	(.68)	(.50)	(.37)	(.48)	(.38)
Redemption fees added to paid in capitalA	–	–	–B	.01	–B
Net asset value, end of period	$17.36	$28.30	$21.94	$24.89	$22.41
Total ReturnC	(37.13)%	32.06%	(10.50)%	13.87%	26.65%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.05%	1.05%	1.07%	1.09%	1.14%
Expenses net of fee waivers, if any	1.05%	1.04%	1.07%	1.09%	1.14%
Expenses net of all reductions	1.03%	1.04%	1.05%	1.09%	1.13%
Net investment income (loss)	.48%	3.13%	2.39%	2.19%	2.40%
Supplemental Data
Net assets, end of period (000 omitted)	$277,942	$517,901	$445,845	$597,161	$596,514
Portfolio turnover rateF	54%	48%	53%	51%	108%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Latin America Fund Class I

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$28.28	$21.92	$24.88	$22.40	$18.08
Income from Investment Operations
Net investment income (loss)A	.12	.78	.59	.51	.46
Net realized and unrealized gain (loss)	(10.34)	6.08	(3.15)	2.45	4.26
Total from investment operations	(10.22)	6.86	(2.56)	2.96	4.72
Distributions from net investment income	(.72)	(.50)	(.40)	(.49)	(.40)
Total distributions	(.72)	(.50)	(.40)	(.49)	(.40)
Redemption fees added to paid in capitalA	–	–	–B	.01	–B
Net asset value, end of period	$17.34	$28.28	$21.92	$24.88	$22.40
Total ReturnC	(37.07)%	32.09%	(10.44)%	13.94%	26.77%
Ratios to Average Net AssetsD,E
Expenses before reductions	.99%	1.01%	1.01%	1.01%	1.07%
Expenses net of fee waivers, if any	.99%	1.00%	1.01%	1.01%	1.07%
Expenses net of all reductions	.97%	1.00%	.98%	1.01%	1.06%
Net investment income (loss)	.54%	3.17%	2.45%	2.27%	2.47%
Supplemental Data
Net assets, end of period (000 omitted)	$3,508	$7,124	$4,546	$8,600	$3,825
Portfolio turnover rateF	54%	48%	53%	51%	108%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Latin America Fund Class Z

Years ended October 31,	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$28.24	$21.92	$21.51
Income from Investment Operations
Net investment income (loss)B	.14	.85	(.01)
Net realized and unrealized gain (loss)	(10.32)	6.03	.42
Total from investment operations	(10.18)	6.88	.41
Distributions from net investment income	(.74)	(.56)	–
Total distributions	(.74)	(.56)	–
Net asset value, end of period	$17.32	$28.24	$21.92
Total ReturnC,D	(37.00)%	32.28%	1.91%
Ratios to Average Net AssetsE,F
Expenses before reductions	.86%	.86%	.95%G
Expenses net of fee waivers, if any	.86%	.86%	.95%G
Expenses net of all reductions	.84%	.86%	.93%G
Net investment income (loss)	.67%	3.31%	(.37)%G
Supplemental Data
Net assets, end of period (000 omitted)	$13,520	$26,605	$145
Portfolio turnover rateH	54%	48%	53%

 A For the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2020

1. Organization.

Fidelity Latin America Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Latin America, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$39,890,477
Gross unrealized depreciation	(111,322,340)
Net unrealized appreciation (depreciation)	$(71,431,863)
Tax Cost	$400,825,550

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(38,986,386)
Net unrealized appreciation (depreciation) on securities and other investments	$(71,454,686)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(38,986,386)

The tax character of distributions paid was as follows:

	October 31, 2020	October 31, 2019
Ordinary Income	$13,930,227	$ 10,500,914

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Latin America Fund	226,955,298	282,732,770

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .69% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$31,526	$463
Class M	.25%	.25%	20,820	443
Class C	.75%	.25%	18,188	1,753
			$70,534	$2,659

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$1,755
Class M	510
Class C(a)	881
$3,146

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class Z from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$36,051.29
Class M	12,287.30
Class C	5,162.29
Latin America	906,519.24
Class I	11,938.18
Class Z	8,126.04
	$980,083

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Latin America Fund	.05

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Latin America Fund	$1,826

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Latin America Fund	$1,065

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Latin America Fund	$8,232	$–	$–

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $85,579 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $2,351.

In addition, during the period the investment adviser or an affiliate reimbursed the Fund $5,500 for an operational error which is included in the accompanying Statement of Operations.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2020	Year ended October 31, 2019
Distributions to shareholders
Class A	$377,476	$268,347
Class M	110,623	80,020
Class C	43,517	31,875
Latin America	12,445,183	10,028,288
Class I	292,870	87,883
Class Z	660,558	4,501
Total	$13,930,227	$10,500,914

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2020	Year ended October 31, 2019	Year ended October 31, 2020	Year ended October 31, 2019
Class A
Shares sold	58,793	190,162	$1,227,367	$4,542,667
Reinvestment of distributions	13,321	12,291	367,553	261,098
Shares redeemed	(180,467)	(213,594)	(3,825,749)	(5,187,663)
Net increase (decrease)	(108,353)	(11,141)	$(2,230,829)	$(383,898)
Class M
Shares sold	10,639	28,150	$235,009	$685,184
Reinvestment of distributions	3,964	3,725	109,913	79,471
Shares redeemed	(59,887)	(51,275)	(1,237,441)	(1,242,844)
Net increase (decrease)	(45,284)	(19,400)	$(892,519)	$(478,189)
Class C
Shares sold	9,815	66,110	$242,018	$1,652,333
Reinvestment of distributions	1,420	1,372	40,064	29,690
Shares redeemed	(85,138)	(105,422)	(2,000,990)	(2,560,121)
Net increase (decrease)	(73,903)	(37,940)	$(1,718,908)	$(878,098)
Latin America
Shares sold	4,448,914	4,153,117	$97,253,119	$98,919,671
Reinvestment of distributions	404,088	450,184	11,085,949	9,512,373
Shares redeemed	(7,144,685)	(6,619,628)	(149,090,348)	(162,591,256)
Net increase (decrease)	(2,291,683)	(2,016,327)	$(40,751,280)	$(54,159,212)
Class I
Shares sold	476,368	150,061	$12,550,386	$3,880,633
Reinvestment of distributions	10,595	4,028	290,124	85,022
Shares redeemed	(536,551)	(109,553)	(11,981,884)	(2,603,516)
Net increase (decrease)	(49,588)	44,536	$858,626	$1,362,139
Class Z
Shares sold	436,475	1,000,685	$8,485,713	$26,118,988
Reinvestment of distributions	24,183	198	660,494	4,168
Shares redeemed	(622,264)	(65,246)	(13,158,753)	(1,687,845)
Net increase (decrease)	(161,606)	935,637	$(4,012,546)	$24,435,311

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Fidelity® Nordic Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2020	Past 1 year	Past 5 years	Past 10 years
Fidelity® Nordic Fund	26.73%	9.33%	9.30%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Nordic Fund on October 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the FTSE® Capped Nordic Index performed over the same period.

Period Ending Values
$24,332	Fidelity® Nordic Fund
$19,581	FTSE® Capped Nordic Index

Fidelity® Nordic Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned -2.46% for the 12 months ending October 31, 2020, in what was a bumpy ride for non-U.S. equities, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a sharp upturn. Declared a pandemic on March 11, the crisis and containment efforts caused broad contraction in economic activity, elevated volatility and dislocation in financial markets. A historically rapid and expansive monetary- and fiscal-policy response around the world provided a partial offset to the economic disruption. Other supporting factors included resilient corporate earnings and near-term potential for a COVID-19 vaccine breakthrough. This was evident in the index’s 12.28% gain in the final six months of the year. Currency fluctuation generally boosted foreign developed-markets equities for the year, while the reverse was true for emerging-markets stocks. Late in the period, the index was pressured by a second wave of COVID-19 cases in some regions, and stretched valuations and crowded positioning in big tech. For the full year, the U.K. (-22%), Asia Pacific ex Japan (-8%), Canada (-5%) and Europe ex U.K. (-4%) notably lagged. Emerging markets (+9%) and Japan (+1%) outperformed. By sector, energy (-38%), financials and real estate (-20% each) lagged, whereas information technology (+ 25%) and communication services (+15%) topped the index.

Comments from Portfolio Manager Andrew Sergeant:  For the fiscal year ending October 31, 2020, the fund gained 26.73%, outperforming the 14.68% result of the benchmark FTSE Capped Nordic Index. Versus the benchmark, security selection was the primary contributor, especially within the food, beverage & tobacco area of the consumer staples sector. Security selection and an underweighting in communication services and stock picks in industrials also boosted the fund's relative result. Our top individual relative contributor was an out-of-benchmark stake in Kambi Group (+97%). Also lifting performance was our outsized stake in Vestas Wind Systems, which gained 111%. Vestas Wind Systems was among our biggest holdings. The fund's non-benchmark stake in AddLife gained 169%. Conversely, the primary detractor from performance versus the benchmark was our security selection in energy. Our largest individual relative detractor was an out-of-benchmark stake in Dustin Group (-17%). Another notable relative detractor was an overweighting in UPM Kymmene (-9%), which was among the fund's biggest holdings the past 12 months.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Nordic Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2020
Sweden	40.9%
Denmark	26.5%
Finland	13.7%
Norway	9.3%
United States of America*	6.7%
Malta	2.9%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2020

% of fund's net assets
Stocks	94.7
Short-Term Investments and Net Other Assets (Liabilities)	5.3

Top Ten Stocks as of October 31, 2020

% of fund's net assets
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	9.1
Ericsson (B Shares) (Sweden, Communications Equipment)	5.7
ORSTED A/S (Denmark, Electric Utilities)	4.7
Swedbank AB (A Shares) (Sweden, Banks)	4.3
Vestas Wind Systems A/S (Denmark, Electrical Equipment)	4.1
DSV Panalpina A/S (Denmark, Air Freight & Logistics)	4.1
Volvo AB (B Shares) (Sweden, Machinery)	3.7
Kone OYJ (B Shares) (Finland, Machinery)	3.6
Swedish Match Co. AB (Sweden, Tobacco)	3.5
Investor AB (B Shares) (Sweden, Diversified Financial Services)	3.3
46.1

Top Market Sectors as of October 31, 2020

% of fund's net assets
Industrials	28.1
Health Care	13.5
Financials	12.7
Consumer Discretionary	9.5
Consumer Staples	6.8
Information Technology	6.6
Materials	5.4
Utilities	4.7
Communication Services	3.5
Energy	2.3

Market Sectors may include more than one industry category.
The Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Nordic market. As of October 31, 2020, the Fund did not have more than 25% of its total assets invested in any one industry.

Fidelity® Nordic Fund

Schedule of Investments October 31, 2020

Showing Percentage of Net Assets

Common Stocks - 94.7%
	Shares	Value
Denmark - 26.5%
A.P. Moller - Maersk A/S Series B	4,474	$7,170,187
DSV Panalpina A/S	76,100	12,322,200
GN Store Nord A/S	90,500	6,508,581
Novo Nordisk A/S Series B	429,300	27,374,595
ORSTED A/S (a)	88,888	14,107,772
Vestas Wind Systems A/S	72,700	12,472,704

TOTAL DENMARK		79,956,039

Finland - 13.7%
Kone OYJ (B Shares)	136,000	10,824,537
Nanoform Finland PLC	331,900	1,584,071
Nokian Tyres PLC (b)	322,800	9,921,295
Olvi PLC (A Shares)	187,187	9,788,529
UPM-Kymmene Corp.	323,400	9,137,476

TOTAL FINLAND		41,255,908

Malta - 2.9%
Kambi Group PLC (c)	265,588	8,625,700
Norway - 9.3%
DNB ASA	381,300	5,140,370
Entra ASA (a)	207,200	2,704,312
Equinor ASA	399,200	5,070,156
Kongsberg Gruppen ASA (b)	335,000	5,425,044
Schibsted ASA (B Shares)	168,350	6,041,565
Skandiabanken ASA (a)	285,131	1,806,961
TGS Nopec Geophysical Co. ASA	200,900	1,851,875

TOTAL NORWAY		28,040,283

Sweden - 40.9%
Addlife AB	363,084	5,460,296
Dustin Group AB (a)	907,400	5,771,694
Eltel AB (a)(b)(c)	1,937,623	4,507,417
Ericsson (B Shares)	1,528,400	17,063,845
HEXPOL AB (B Shares)	808,770	7,125,727
Investor AB (B Shares)	167,250	10,044,323
INVISIO AB	260,000	4,686,685
John Mattson Fastighetsforetag (c)	120,731	2,032,444
Lagercrantz Group AB (B Shares)	451,653	2,783,495
Momentum Group AB Class B (c)	281,969	3,884,901
Nibe Industrier AB (B Shares)	196,400	4,736,519
Securitas AB (B Shares)	544,700	7,709,809
Stillfront Group AB (c)	38,000	4,458,330
Swedbank AB (A Shares) (c)	829,699	13,007,171
Swedish Match Co. AB	139,200	10,490,371
VNV Global AB (c)	935,496	8,116,099
VNV Global AB warrants 8/10/23 (c)	162,854	193,996
Volvo AB (B Shares)	570,000	11,091,376

TOTAL SWEDEN		123,164,498

United States of America - 1.4%
Autoliv, Inc. (depositary receipt)	57,200	4,336,411
TOTAL COMMON STOCKS
(Cost $232,157,255)		285,378,839

Money Market Funds - 9.7%
Fidelity Cash Central Fund 0.10% (d)	16,850,291	16,853,661
Fidelity Securities Lending Cash Central Fund 0.11% (d)(e)	12,354,661	12,355,896
TOTAL MONEY MARKET FUNDS
(Cost $29,209,557)		29,209,557
TOTAL INVESTMENT IN SECURITIES - 104.4%
(Cost $261,366,812)		314,588,396
NET OTHER ASSETS (LIABILITIES) - (4.4)%		(13,164,756)
NET ASSETS - 100%		$301,423,640

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $28,898,156 or 9.6% of net assets.

 (b) Security or a portion of the security is on loan at period end.

 (c) Non-income producing

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$20,103
Fidelity Securities Lending Cash Central Fund	99,855
Total	$119,958

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

The value, beginning of period, for the Fidelity Cash Central Fund was $2,849,470. Net realized gain (loss) and change in net unrealized appreciation (depreciation) on Fidelity Cash Central Fund is presented in the Statement of Operations, if applicable. Purchases and sales of the Fidelity Cash Central Fund were $68,673,281 and $54,668,853, respectively, during the period.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$10,499,895	$10,499,895	$--	$--
Consumer Discretionary	28,655,100	28,655,100	--	--
Consumer Staples	20,278,900	20,278,900	--	--
Energy	6,922,031	6,922,031	--	--
Financials	38,308,920	38,308,920	--	--
Health Care	40,927,543	13,552,948	27,374,595	--
Industrials	84,831,379	65,188,488	19,642,891	--
Information Technology	19,847,340	2,783,495	17,063,845	--
Materials	16,263,203	16,263,203	--	--
Real Estate	4,736,756	4,736,756	--	--
Utilities	14,107,772	14,107,772	--	--
Money Market Funds	29,209,557	29,209,557	--	--
Total Investments in Securities:	$314,588,396	$250,507,065	$64,081,331	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity® Nordic Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2020
Assets
Investment in securities, at value (including securities loaned of $12,137,288) — See accompanying schedule: Unaffiliated issuers (cost $232,157,255)	$285,378,839
Fidelity Central Funds (cost $29,209,557)	29,209,557
Total Investment in Securities (cost $261,366,812)		$314,588,396
Receivable for investments sold		239,662
Receivable for fund shares sold		488,131
Dividends receivable		576,414
Distributions receivable from Fidelity Central Funds		2,901
Prepaid expenses		446
Other receivables		12
Total assets		315,895,962
Liabilities
Payable to custodian bank	$9
Payable for investments purchased	1,518,466
Payable for fund shares redeemed	306,896
Accrued management fee	177,188
Other affiliated payables	55,191
Other payables and accrued expenses	58,676
Collateral on securities loaned	12,355,896
Total liabilities		14,472,322
Net Assets		$301,423,640
Net Assets consist of:
Paid in capital		$245,184,045
Total accumulated earnings (loss)		56,239,595
Net Assets		$301,423,640
Net Asset Value, offering price and redemption price per share ($301,423,640 ÷ 5,333,871 shares)		$56.51

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2020
Investment Income
Dividends		$3,810,513
Income from Fidelity Central Funds (including $99,855 from security lending)		119,958
Income before foreign taxes withheld		3,930,471
Less foreign taxes withheld		(599,694)
Total income		3,330,777
Expenses
Management fee	$1,794,214
Transfer agent fees	470,702
Accounting fees	136,361
Custodian fees and expenses	25,313
Independent trustees' fees and expenses	1,468
Registration fees	22,072
Audit	73,067
Legal	1,407
Miscellaneous	5,977
Total expenses before reductions	2,530,581
Expense reductions	(14,805)
Total expenses after reductions		2,515,776
Net investment income (loss)		815,001
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	7,539,338
Fidelity Central Funds	(1,238)
Foreign currency transactions	105,655
Total net realized gain (loss)		7,643,755
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	52,849,043
Fidelity Central Funds	111
Assets and liabilities in foreign currencies	36,439
Total change in net unrealized appreciation (depreciation)		52,885,593
Net gain (loss)		60,529,348
Net increase (decrease) in net assets resulting from operations		$61,344,349

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2020	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$815,001	$8,850,311
Net realized gain (loss)	7,643,755	3,914,483
Change in net unrealized appreciation (depreciation)	52,885,593	(2,260,924)
Net increase (decrease) in net assets resulting from operations	61,344,349	10,503,870
Distributions to shareholders	(12,119,885)	(26,423,359)
Share transactions
Proceeds from sales of shares	30,960,753	21,795,602
Reinvestment of distributions	11,280,829	24,699,755
Cost of shares redeemed	(51,938,088)	(58,864,048)
Net increase (decrease) in net assets resulting from share transactions	(9,696,506)	(12,368,691)
Total increase (decrease) in net assets	39,527,958	(28,288,180)
Net Assets
Beginning of period	261,895,682	290,183,862
End of period	$301,423,640	$261,895,682
Other Information
Shares
Sold	579,201	481,565
Issued in reinvestment of distributions	242,286	565,212
Redeemed	(1,096,848)	(1,283,144)
Net increase (decrease)	(275,361)	(236,367)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Nordic Fund

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$46.69	$49.64	$54.34	$45.28	$44.99
Income from Investment Operations
Net investment income (loss)A	.15	1.50B	.47	.51	.64
Net realized and unrealized gain (loss)	11.86	.15	(3.01)	9.32	.27
Total from investment operations	12.01	1.65	(2.54)	9.83	.91
Distributions from net investment income	(1.60)	(.05)	(.50)	(.65)	(.57)
Distributions from net realized gain	(.59)	(4.55)	(1.67)	(.12)	(.05)
Total distributions	(2.19)	(4.60)	(2.17)	(.77)	(.62)
Redemption fees added to paid in capitalA	–	–	.01	–C	–C
Net asset value, end of period	$56.51	$46.69	$49.64	$54.34	$45.28
Total ReturnD	26.73%	3.96%	(4.80)%	22.14%	1.97%
Ratios to Average Net AssetsE,F
Expenses before reductions	.96%	.98%	.98%	.99%	.99%
Expenses net of fee waivers, if any	.96%	.98%	.97%	.99%	.98%
Expenses net of all reductions	.96%	.96%	.97%	.96%	.98%
Net investment income (loss)	.31%	3.28%B	.89%	1.04%	1.37%
Supplemental Data
Net assets, end of period (000 omitted)	$301,424	$261,896	$290,184	$376,747	$430,020
Portfolio turnover rateG	29%	34%	56%	69%	63%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.82 per share. Excluding such non-recurring dividend(s), the ratio of net investment income(loss) to average net assets would have been 1.50%

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2020

1. Organization.

Fidelity Nordic Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion for the payment made to redeeming shareholders as a distribution fro income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$67,072,293
Gross unrealized depreciation	(21,809,657)
Net unrealized appreciation (depreciation)	$45,262,636
Tax Cost	$269,325,760

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$8,495,912
Undistributed long-term capital gain	$2,463,113
Net unrealized appreciation (depreciation) on securities and other investments	$45,280,571

The tax character of distributions paid was as follows:

	October 31, 2020	October 31, 2019
Ordinary Income	$8,845,138	$ 5,998,258
Long-term Capital Gains	3,274,747	20,425,101
Total	$12,119,885	$ 26,423,359

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Nordic Fund	73,679,891	102,139,208

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .68% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .18% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Nordic Fund	.05

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Nordic Fund	$607

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Nordic Fund	$–	$–	$–

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $13,723 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $1,082.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Fidelity® Pacific Basin Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2020	Past 1 year	Past 5 years	Past 10 years
Fidelity® Pacific Basin Fund	23.95%	13.23%	10.21%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Pacific Basin Fund on October 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the MSCI AC (All Country) Pacific Index performed over the same period.

Period Ending Values
$26,446	Fidelity® Pacific Basin Fund
$17,332	MSCI AC (All Country) Pacific Index

Fidelity® Pacific Basin Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned -2.46% for the 12 months ending October 31, 2020, in what was a bumpy ride for non-U.S. equities, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a sharp upturn. Declared a pandemic on March 11, the crisis and containment efforts caused broad contraction in economic activity, elevated volatility and dislocation in financial markets. A historically rapid and expansive monetary- and fiscal-policy response around the world provided a partial offset to the economic disruption.Other supporting factors included resilient corporate earnings and near-term potential for a COVID-19 vaccine breakthrough. This was evident in the index’s 12.28% gain in the final six months of the year. Currency fluctuation generally boosted foreign developed-markets equities for the year, while the reverse was true for emerging-markets stocks. Late in the period, the index was pressured by a second wave of COVID-19 cases in some regions, and stretched valuations and crowded positioning in big tech. For the full year, the U.K. (-22%), Asia Pacific ex Japan (-8%), Canada (-5%) and Europe ex U.K. (-4%) notably lagged. Emerging markets (+9%) and Japan (+1%) outperformed. By sector, energy (-38%), financials and real estate (-20% each) lagged, whereas information technology (+ 25%) and communication services (+15%) topped the index.

Comments from Co-Managers Kirk Neureiter and Bruce MacDonald:  For the fiscal year ending October 31, 2020, the fund gained 23.95%, outperforming the 8.32% result of the benchmark MSCI AC (All Country) Pacific Free (Net of MA Tax) Index. From a regional standpoint, security selection in Japan, as well as in emerging markets, which was primarily driven by China, contributed to the fund's relative result. Among sectors, security selection was the primary contributor versus the benchmark, especially within the industrials sector. Strong picks in the consumer staples sector, primarily driven by the food, beverage & tobacco industry, also boosted the fund's relative result. Also boosting performance was security selection in communication services. The fund's biggest individual relative contributor was an overweighting in Tencent Holdings, which gained 86% the past 12 months. The company was among our biggest holdings. Also bolstering performance was our outsized stake in Kweichow Moutai, which gained roughly 50%. We decreased our position the past year. Another notable relative contributor was our outsized stake in Lasertec (+102%), a position not held at period end. In contrast, out-of-benchmark exposure to India detracted from the fund's relative result. By sector, the largest detractor from performance versus the benchmark was an overweighting in energy. An underweighting in the consumer discretionary sector also hampered relative performance. Also detracting from the fund's relative result was an overweighting in industrials. Not owning Meituan, a benchmark component that gained about 211%, was the largest individual detractor versus the benchmark. Also hurting performance was our overweighting in United Overseas Bank, which returned -22%. This was a stake we established the past 12 months. The fund's non-benchmark stake in TCNS Clothing returned roughly -53%. Notable changes in positioning include reduced exposure to Australia and a higher allocation to Taiwan. By sector, meaningful changes in positioning include increased exposure to consumer discretionary and a lower allocation to industrials.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On January 1, 2020, John Dance came off of the fund, leaving Kirk Neureiter and Bruce MacDonald as co-managers of the fund.

Fidelity® Pacific Basin Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2020
Japan	31.6%
Cayman Islands	19.8%
China	8.6%
Taiwan	7.3%
Australia	7.1%
India	5.5%
Korea (South)	4.3%
Hong Kong	3.8%
United States of America*	3.2%
Other	8.8%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2020

% of fund's net assets
Stocks	98.0
Short-Term Investments and Net Other Assets (Liabilities)	2.0

Top Ten Stocks as of October 31, 2020

% of fund's net assets
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	7.4
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	5.7
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	4.7
AIA Group Ltd. (Hong Kong, Insurance)	1.9
Hoya Corp. (Japan, Health Care Equipment & Supplies)	1.8
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	1.7
SoftBank Group Corp. (Japan, Wireless Telecommunication Services)	1.7
Reliance Industries Ltd. (India, Oil, Gas & Consumable Fuels)	1.6
CSL Ltd. (Australia, Biotechnology)	1.6
Nintendo Co. Ltd. (Japan, Entertainment)	1.5
29.6

Top Market Sectors as of October 31, 2020

% of fund's net assets
Information Technology	17.5
Consumer Discretionary	17.4
Financials	13.1
Health Care	12.9
Communication Services	11.4
Industrials	11.4
Consumer Staples	6.5
Real Estate	4.6
Energy	2.0
Utilities	0.7

Fidelity® Pacific Basin Fund

Schedule of Investments October 31, 2020

Showing Percentage of Net Assets

Common Stocks - 96.3%
	Shares	Value
Australia - 7.1%
Aristocrat Leisure Ltd.	373,311	$7,517,263
Blue Sky Alternative Investments Ltd. (a)(b)	1,733,447	12
BWX Ltd.	2,012,663	5,339,294
CSL Ltd.	84,826	17,173,647
Hansen Technologies Ltd.	1,098,650	3,052,591
HUB24 Ltd. (c)	797,005	12,877,873
Macquarie Group Ltd.	130,520	11,637,159
Magellan Financial Group Ltd.	140,866	5,459,760
National Storage (REIT) unit	7,986,135	10,135,471
Pro Medicus Ltd.	70,223	1,602,902
Treasury Wine Estates Ltd.	409,759	2,641,652

TOTAL AUSTRALIA		77,437,624

Bermuda - 0.9%
Haier Electronics Group Co. Ltd.	2,686,000	10,186,185
Cayman Islands - 19.8%
51job, Inc. sponsored ADR (a)	85,600	6,000,560
Akeso, Inc. (d)	1,486,000	4,657,827
Alibaba Group Holding Ltd. sponsored ADR (a)	265,000	80,742,850
Anta Sports Products Ltd.	296,000	3,256,859
Chailease Holding Co. Ltd.	681,000	3,296,812
China High Precision Automation Group Ltd. (a)(b)	1,875,000	2
China Metal Recycling (Holdings) Ltd. (a)(b)	2,572,200	3
China Yongda Automobiles Services Holdings Ltd.	2,784,000	3,935,845
Hansoh Pharmaceutical Group Co. Ltd. (a)(d)	1,920,000	8,556,724
Hypebeast Ltd. (a)	20,020,000	1,910,971
International Housewares Retail Co. Ltd.	19,363,700	5,095,382
Kangji Medical Holdings Ltd.	419,500	1,084,667
KE Holdings, Inc. ADR (a)	43,400	3,027,150
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	45,200	7,249,176
Shenzhou International Group Holdings Ltd.	424,700	7,335,354
Sino Biopharmaceutical Ltd.	5,596,500	5,645,228
SITC International Holdings Co. Ltd.	3,415,000	5,268,417
Tencent Holdings Ltd.	816,500	62,385,216
Tencent Music Entertainment Group ADR (a)	266,700	3,968,496
Zai Lab Ltd. (a)	11,900	990,068

TOTAL CAYMAN ISLANDS		214,407,607

China - 8.6%
AVIC Jonhon OptronicTechnology Co. Ltd.	1,373,410	11,394,925
Centre Testing International Group Co. Ltd. (A Shares)	2,386,109	9,632,599
Chongqing Fuling Zhacai Group Co. Ltd. Group (A Shares)	663,909	4,152,479
Foshan Haitian Flavouring & Food Co. Ltd. (A Shares)	366,692	8,786,105
Gree Electric Appliances, Inc. of Zhuhai (A Shares)	693,094	6,083,178
Hangzhou Tigermed Consulting Co. Ltd.:
(A Shares)	358,900	6,673,731
(H Shares) (a)(d)	25,100	403,089
Kweichow Moutai Co. Ltd. (A Shares)	58,350	14,594,915
Midea Group Co. Ltd. (A Shares)	761,800	8,900,323
Qingdao Port International Co. Ltd. (H Shares) (d)	7,112,000	4,036,479
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	158,199	9,167,766
Venus MedTech Hangzhou, Inc. (H Shares) (a)(d)	70,500	677,946
Yunnan Baiyao Group Co. Ltd. (A Shares)	543,033	8,376,726

TOTAL CHINA		92,880,261

Hong Kong - 3.8%
AIA Group Ltd.	2,155,400	20,513,322
Hong Kong Exchanges and Clearing Ltd.	214,027	10,220,290
Link (REIT)	279,500	2,128,923
Sino Land Ltd.	7,051,817	8,332,105

TOTAL HONG KONG		41,194,640

India - 5.5%
Axis Bank Ltd. (a)	871,998	5,745,840
CCL Products (India) Ltd. (a)	1,250,367	4,037,138
HDFC Asset Management Co. Ltd. (d)	63,463	1,914,438
HDFC Bank Ltd.	416,032	6,604,569
Housing Development Finance Corp. Ltd.	247,184	6,374,693
Indraprastha Gas Ltd.	758,600	4,094,635
Oberoi Realty Ltd. (a)	352,703	2,094,724
Petronet LNG Ltd.	1,275,200	3,948,814
Power Grid Corp. of India Ltd.	1,496,460	3,432,735
Reliance Industries Ltd.	636,375	17,538,635
Reliance Industries Ltd.	42,425	672,101
TCNS Clothing Co. Ltd. (a)(d)	594,671	2,972,206

TOTAL INDIA		59,430,528

Indonesia - 1.4%
PT Bank Central Asia Tbk	5,219,800	10,270,770
PT Bank Rakyat Indonesia Tbk	24,531,400	5,553,222

TOTAL INDONESIA		15,823,992

Japan - 31.6%
Astellas Pharma, Inc.	434,100	5,952,788
Azbil Corp.	113,900	4,622,438
Bank of Kyoto Ltd.	88,500	3,908,559
Create SD Holdings Co. Ltd.	211,800	6,830,535
Daiichikosho Co. Ltd.	136,000	4,653,509
Daikin Industries Ltd.	71,100	13,305,175
Hoshizaki Corp.	88,800	7,091,502
Hoya Corp.	170,300	19,219,537
Iriso Electronics Co. Ltd.	135,100	5,143,837
IT Holdings Corp.	107,300	2,052,128
Kao Corp.	138,100	9,832,542
Kenedix, Inc.	1,044,500	5,412,683
Keyence Corp.	33,600	15,248,436
Kyowa Hakko Kirin Co., Ltd.	290,000	7,201,683
Minebea Mitsumi, Inc.	416,300	7,518,944
Misumi Group, Inc.	271,800	8,072,344
Murata Manufacturing Co. Ltd.	125,096	8,772,815
Net One Systems Co. Ltd.	74,900	2,239,402
Nexon Co. Ltd.	327,400	9,124,936
Nihon M&A Center, Inc. (c)	231,800	13,611,665
Nintendo Co. Ltd.	29,600	16,004,388
Nitori Holdings Co. Ltd.	53,200	10,935,615
NOF Corp.	134,800	5,066,098
Nomura Research Institute Ltd.	78,000	2,299,245
NSD Co. Ltd.	539,600	9,477,888
Open House Co. Ltd.	334,600	11,393,853
Oracle Corp. Japan	21,700	2,168,700
ORIX Corp.	805,100	9,415,835
PALTAC Corp.	86,600	4,841,597
Park24 Co. Ltd.	289,300	3,907,824
Recruit Holdings Co. Ltd.	268,900	10,231,827
SCSK Corp.	39,700	1,973,944
SMC Corp.	16,300	8,670,062
SMS Co., Ltd.	318,400	9,374,376
SoftBank Group Corp.	284,700	18,543,596
Sony Corp.	153,700	12,813,428
Terumo Corp.	373,600	13,749,975
Tokio Marine Holdings, Inc.	195,300	8,728,880
Tsuruha Holdings, Inc.	73,300	10,263,835
Zozo, Inc.	501,200	12,714,395

TOTAL JAPAN		342,390,819

Korea (South) - 2.6%
KB Financial Group, Inc.	160,340	5,722,747
Samsung Electronics Co. Ltd.	215,680	10,817,505
SK Hynix, Inc.	165,288	11,700,279

TOTAL KOREA (SOUTH)		28,240,531

Multi-National - 0.7%
HKT Trust/HKT Ltd. unit	5,559,000	7,184,931
Netherlands - 1.1%
ASML Holding NV (Netherlands)	32,800	11,867,142
New Zealand - 1.9%
Auckland International Airport Ltd.	970,400	4,488,953
EBOS Group Ltd.	416,179	7,083,964
Ryman Healthcare Group Ltd.	928,240	8,590,007

TOTAL NEW ZEALAND		20,162,924

Philippines - 1.0%
Ayala Land, Inc.	10,417,600	7,070,028
Jollibee Food Corp.	1,088,000	3,803,989

TOTAL PHILIPPINES		10,874,017

Singapore - 1.3%
United Overseas Bank Ltd.	1,013,100	14,076,468
Taiwan - 7.3%
eMemory Technology, Inc.	181,000	3,606,208
MediaTek, Inc.	548,000	12,986,962
Taiwan Semiconductor Manufacturing Co. Ltd.	3,345,000	50,599,034
Voltronic Power Technology Corp.	357,413	12,243,166

TOTAL TAIWAN		79,435,370

Thailand - 0.5%
Thai Beverage PCL	13,315,300	5,662,577
United States of America - 1.2%
GI Dynamics, Inc. CDI (a)(b)	5,561,290	7,818
ResMed, Inc. CDI	679,762	13,353,525

TOTAL UNITED STATES OF AMERICA		13,361,343

TOTAL COMMON STOCKS
(Cost $680,067,921)		1,044,616,959

Nonconvertible Preferred Stocks - 1.7%
Korea (South) - 1.7%
Samsung Electronics Co. Ltd.
(Cost $14,974,475)	418,780	18,588,518

Money Market Funds - 2.0%
Fidelity Cash Central Fund 0.10% (e)	21,637,606	21,641,933
Fidelity Securities Lending Cash Central Fund 0.11% (e)(f)	53,913	53,918
TOTAL MONEY MARKET FUNDS
(Cost $21,695,851)		21,695,851
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $716,738,247)		1,084,901,328
NET OTHER ASSETS (LIABILITIES) - 0.0%		(227,952)
NET ASSETS - 100%		$1,084,673,376

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Level 3 security

 (c) Security or a portion of the security is on loan at period end.

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $23,218,709 or 2.1% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$87,456
Fidelity Securities Lending Cash Central Fund	161,378
Total	$248,834

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$123,776,043	$13,064,398	$110,711,645	$--
Consumer Discretionary	188,383,645	117,801,651	70,581,994	--
Consumer Staples	72,141,072	--	72,141,072	--
Energy	22,159,550	--	22,159,550	--
Financials	142,321,249	13,517,102	128,804,135	12
Health Care	140,169,618	20,930,882	119,230,918	7,818
Industrials	123,453,893	27,548,622	95,905,271	--
Information Technology	188,611,999	16,593,170	172,018,827	2
Materials	5,066,101	--	5,066,098	3
Real Estate	49,594,937	13,488,178	36,106,759	--
Utilities	7,527,370	--	7,527,370	--
Money Market Funds	21,695,851	21,695,851	--	--
Total Investments in Securities:	$1,084,901,328	$244,639,854	$840,253,639	$7,835

See accompanying notes which are an integral part of the financial statements.

Fidelity® Pacific Basin Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2020
Assets
Investment in securities, at value (including securities loaned of $49,555) — See accompanying schedule: Unaffiliated issuers (cost $695,042,396)	$1,063,205,477
Fidelity Central Funds (cost $21,695,851)	21,695,851
Total Investment in Securities (cost $716,738,247)		$1,084,901,328
Foreign currency held at value (cost $418)		407
Receivable for investments sold		477,180
Receivable for fund shares sold		1,068,564
Dividends receivable		2,335,372
Distributions receivable from Fidelity Central Funds		1,708
Prepaid expenses		1,642
Other receivables		44,189
Total assets		1,088,830,390
Liabilities
Payable for investments purchased	$2,233,913
Payable for fund shares redeemed	167,747
Accrued management fee	772,238
Other affiliated payables	173,737
Other payables and accrued expenses	757,331
Collateral on securities loaned	52,048
Total liabilities		4,157,014
Net Assets		$1,084,673,376
Net Assets consist of:
Paid in capital		$667,085,623
Total accumulated earnings (loss)		417,587,753
Net Assets		$1,084,673,376
Net Asset Value, offering price and redemption price per share ($1,084,673,376 ÷ 27,009,705 shares)		$40.16

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2020
Investment Income
Dividends		$15,984,559
Income from Fidelity Central Funds (including $161,378 from security lending)		248,834
Income before foreign taxes withheld		16,233,393
Less foreign taxes withheld		(1,475,281)
Total income		14,758,112
Expenses
Management fee
Basic fee	$6,384,042
Performance adjustment	1,809,094
Transfer agent fees	1,449,500
Accounting fees	440,210
Custodian fees and expenses	168,411
Independent trustees' fees and expenses	5,202
Registration fees	34,797
Audit	83,190
Legal	1,575
Miscellaneous	14,348
Total expenses before reductions	10,390,369
Expense reductions	(82,337)
Total expenses after reductions		10,308,032
Net investment income (loss)		4,450,080
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $67)	56,084,208
Fidelity Central Funds	867
Foreign currency transactions	(81,118)
Total net realized gain (loss)		56,003,957
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $251,328)	145,359,167
Assets and liabilities in foreign currencies	12,321
Total change in net unrealized appreciation (depreciation)		145,371,488
Net gain (loss)		201,375,445
Net increase (decrease) in net assets resulting from operations		$205,825,525

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2020	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,450,080	$7,436,011
Net realized gain (loss)	56,003,957	(1,372,773)
Change in net unrealized appreciation (depreciation)	145,371,488	161,491,391
Net increase (decrease) in net assets resulting from operations	205,825,525	167,554,629
Distributions to shareholders	(7,073,863)	(77,993,885)
Share transactions
Proceeds from sales of shares	149,577,623	84,737,459
Reinvestment of distributions	5,463,324	60,437,260
Cost of shares redeemed	(160,273,327)	(151,213,172)
Net increase (decrease) in net assets resulting from share transactions	(5,232,380)	(6,038,453)
Total increase (decrease) in net assets	193,519,282	83,522,291
Net Assets
Beginning of period	891,154,094	807,631,803
End of period	$1,084,673,376	$891,154,094
Other Information
Shares
Sold	4,337,162	2,829,464
Issued in reinvestment of distributions	163,622	2,238,417
Redeemed	(4,784,617)	(5,146,136)
Net increase (decrease)	(283,833)	(78,255)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Pacific Basin Fund

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$32.65	$29.51	$35.53	$28.82	$27.01
Income from Investment Operations
Net investment income (loss)A	.16	.26	.22	.25	.24
Net realized and unrealized gain (loss)	7.61	5.74	(4.69)	7.09	2.88
Total from investment operations	7.77	6.00	(4.47)	7.34	3.12
Distributions from net investment income	(.26)	(.20)	(.23)	(.17)	(.36)
Distributions from net realized gain	–	(2.67)	(1.32)	(.46)	(.95)
Total distributions	(.26)	(2.86)B	(1.55)	(.63)	(1.31)
Redemption fees added to paid in capitalA	–	–	–C	–C	–C
Net asset value, end of period	$40.16	$32.65	$29.51	$35.53	$28.82
Total ReturnD	23.95%	22.37%	(13.24)%	26.22%	12.05%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.11%	.97%	1.07%	1.11%	1.19%
Expenses net of fee waivers, if any	1.11%	.97%	1.07%	1.11%	1.19%
Expenses net of all reductions	1.10%	.97%	1.06%	1.10%	1.19%
Net investment income (loss)	.47%	.88%	.62%	.84%	.87%
Supplemental Data
Net assets, end of period (000 omitted)	$1,084,673	$891,154	$807,632	$975,259	$688,318
Portfolio turnover rateG	27%	32%	37%	36%	30%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2020

1. Organization.

Fidelity Pacific Basin Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$409,453,103
Gross unrealized depreciation	(44,461,782)
Net unrealized appreciation (depreciation)	$364,991,321
Tax Cost	$719,910,007

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$3,226,600
Undistributed long-term capital gain	$49,995,159
Net unrealized appreciation (depreciation) on securities and other investments	$364,994,129

The tax character of distributions paid was as follows:

	October 31, 2020	October 31, 2019
Ordinary Income	$7,073,863	$ 5,312,193
Long-term Capital Gains	–	72,681,692
Total	$7,073,863	$ 77,993,885

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Pacific Basin Fund	247,397,491	269,311,354

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to its benchmark index, the MSCI All Country Pacific Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .87% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .15% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Pacific Basin Fund	.05

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Pacific Basin Fund	$465

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Pacific Basin Fund	$2,153

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Pacific Basin Fund	$–	$–	$–

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $78,596 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $3,741.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers Fidelity International Fund was the owner of record of approximately 18% of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 27% of the total outstanding shares of the Fund.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Asia Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund and Fidelity Pacific Basin Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Asia Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, and Fidelity Pacific Basin Fund (ten of the funds constituting Fidelity Investment Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2020, the related statements of operations for the year ended October 31, 2020, the statements of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 305 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Co-Lead Independent Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Co-Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Lloyd James Austin, III (1953)

Year of Election or Appointment: 2020

Member of the Advisory Board

General Austin also serves as a Member of the Advisory Board of other Fidelity® funds. Prior to his retirement, General Austin (United States Army, Retired) held a variety of positions within the U.S. Government, including Commander, U.S. Central Command (2013-2016), Vice Chief of Staff, U.S. Army (2012-2013) and Commanding General, U.S. Forces – Iraq, Operation New Dawn (2010-2012). General Austin currently serves as a Partner of Pine Island Capital Partners (private equity, 2020-present) and as President of the Austin Strategy Group LLC (consulting, 2016-present). General Austin serves as a member of the Board of Directors of Nucor Corporation (steel products, 2017-present), as a member of the Board of Directors of Tenet Healthcare Corporation (2018-present) and as a member of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). In addition, General Austin currently serves as a member of the Board of Trustees of the Carnegie Corporation of New York (2017-present) and as a member of the Board of Trustees of Auburn University (2017-present). Previously, General Austin served as a member of the Board of Directors of United Technologies Corporation (aerospace, defense and building, 2016-2020).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2020

Member of the Advisory Board

Mr. Kennedy also serves as a Member of the Advisory Board of other Fidelity® funds. Previously, Mr. Kennedy held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2020 to October 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period-B May 1, 2020 to October 31, 2020
Fidelity Canada Fund
Class A	1.16%
Actual		$1,000.00	$1,079.80	$6.06
Hypothetical-C		$1,000.00	$1,019.30	$5.89
Class M	1.40%
Actual		$1,000.00	$1,078.30	$7.31
Hypothetical-C		$1,000.00	$1,018.10	$7.10
Class C	1.89%
Actual		$1,000.00	$1,075.60	$9.86
Hypothetical-C		$1,000.00	$1,015.63	$9.58
Canada	.83%
Actual		$1,000.00	$1,081.60	$4.34
Hypothetical-C		$1,000.00	$1,020.96	$4.22
Class I	.79%
Actual		$1,000.00	$1,081.60	$4.13
Hypothetical-C		$1,000.00	$1,021.17	$4.01
Class Z	.67%
Actual		$1,000.00	$1,082.40	$3.51
Hypothetical-C		$1,000.00	$1,021.77	$3.40
Fidelity China Region Fund
Class A	1.22%
Actual		$1,000.00	$1,323.80	$7.13
Hypothetical-C		$1,000.00	$1,019.00	$6.19
Class M	1.54%
Actual		$1,000.00	$1,321.50	$8.99
Hypothetical-C		$1,000.00	$1,017.39	$7.81
Class C	1.96%
Actual		$1,000.00	$1,318.80	$11.42
Hypothetical-C		$1,000.00	$1,015.28	$9.93
China Region	.92%
Actual		$1,000.00	$1,326.00	$5.38
Hypothetical-C		$1,000.00	$1,020.51	$4.67
Class I	.93%
Actual		$1,000.00	$1,325.70	$5.44
Hypothetical-C		$1,000.00	$1,020.46	$4.72
Class Z	.80%
Actual		$1,000.00	$1,326.50	$4.68
Hypothetical-C		$1,000.00	$1,021.11	$4.06
Fidelity Emerging Asia Fund	1.09%
Actual		$1,000.00	$1,427.60	$6.65
Hypothetical-C		$1,000.00	$1,019.66	$5.53
Fidelity Emerging Markets Fund
Emerging Markets	.91%
Actual		$1,000.00	$1,302.50	$5.27
Hypothetical-C		$1,000.00	$1,020.56	$4.62
Class K	.79%
Actual		$1,000.00	$1,303.40	$4.57
Hypothetical-C		$1,000.00	$1,021.17	$4.01
Fidelity Europe Fund
Class A	1.40%
Actual		$1,000.00	$1,160.10	$7.60
Hypothetical-C		$1,000.00	$1,018.10	$7.10
Class M	1.72%
Actual		$1,000.00	$1,157.90	$9.33
Hypothetical-C		$1,000.00	$1,016.49	$8.72
Class C	2.22%
Actual		$1,000.00	$1,155.40	$12.03
Hypothetical-C		$1,000.00	$1,013.98	$11.24
Europe	1.10%
Actual		$1,000.00	$1,161.70	$5.98
Hypothetical-C		$1,000.00	$1,019.61	$5.58
Class I	1.05%
Actual		$1,000.00	$1,162.10	$5.71
Hypothetical-C		$1,000.00	$1,019.86	$5.33
Class Z	.98%
Actual		$1,000.00	$1,162.50	$5.33
Hypothetical-C		$1,000.00	$1,020.21	$4.98
Fidelity Japan Fund
Class A	1.38%
Actual		$1,000.00	$1,217.80	$7.69
Hypothetical-C		$1,000.00	$1,018.20	$7.00
Class M	1.67%
Actual		$1,000.00	$1,215.90	$9.30
Hypothetical-C		$1,000.00	$1,016.74	$8.47
Class C	2.06%
Actual		$1,000.00	$1,213.40	$11.46
Hypothetical-C		$1,000.00	$1,014.78	$10.43
Japan	1.07%
Actual		$1,000.00	$1,219.10	$5.97
Hypothetical-C		$1,000.00	$1,019.76	$5.43
Class I	1.02%
Actual		$1,000.00	$1,219.40	$5.69
Hypothetical-C		$1,000.00	$1,020.01	$5.18
Class Z	.93%
Actual		$1,000.00	$1,220.30	$5.19
Hypothetical-C		$1,000.00	$1,020.46	$4.72
Fidelity Japan Smaller Companies Fund	.92%
Actual		$1,000.00	$1,138.90	$4.95
Hypothetical-C		$1,000.00	$1,020.51	$4.67
Fidelity Latin America Fund
Class A	1.33%
Actual		$1,000.00	$1,062.30	$6.89
Hypothetical-C		$1,000.00	$1,018.45	$6.75
Class M	1.58%
Actual		$1,000.00	$1,061.50	$8.19
Hypothetical-C		$1,000.00	$1,017.19	$8.01
Class C	2.06%
Actual		$1,000.00	$1,058.30	$10.66
Hypothetical-C		$1,000.00	$1,014.78	$10.43
Latin America	1.06%
Actual		$1,000.00	$1,063.70	$5.50
Hypothetical-C		$1,000.00	$1,019.81	$5.38
Class I	.95%
Actual		$1,000.00	$1,064.50	$4.93
Hypothetical-C		$1,000.00	$1,020.36	$4.82
Class Z	.85%
Actual		$1,000.00	$1,065.20	$4.41
Hypothetical-C		$1,000.00	$1,020.86	$4.32
Fidelity Nordic Fund	.95%
Actual		$1,000.00	$1,332.50	$5.57
Hypothetical-C		$1,000.00	$1,020.36	$4.82
Fidelity Pacific Basin Fund	1.09%
Actual		$1,000.00	$1,283.50	$6.26
Hypothetical-C		$1,000.00	$1,019.66	$5.53

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Canada Fund
Class A	12/07/20	12/04/20	$0.629	$0.590
Class M	12/07/20	12/04/20	$0.471	$0.590
Class C	12/07/20	12/04/20	$0.146	$0.590
Canada	12/07/20	12/04/20	$0.783	$0.590
Class I	12/07/20	12/04/20	$0.734	$0.590
Class Z	12/07/20	12/04/20	$0.871	$0.590
Fidelity China Region Fund
Class A	12/07/20	12/04/20	$0.437	$2.156
Class M	12/07/20	12/04/20	$0.319	$2.156
Class C	12/07/20	12/04/20	$0.174	$2.156
China Region	12/07/20	12/04/20	$0.542	$2.156
Class I	12/07/20	12/04/20	$0.552	$2.156
Class Z	12/07/20	12/04/20	$0.586	$2.156
Fidelity Emerging Asia Fund
Emerging Asia	12/07/20	12/04/20	$0.000	$9.634
Fidelity Emerging Markets Fund
Emerging Markets	12/07/20	12/04/20	$0.090	$0.544
Class K	12/07/20	12/04/20	$0.122	$0.544
Fidelity Europe Fund
Class A	12/07/20	12/04/20	$0.380	$0.000
Class M	12/07/20	12/04/20	$0.261	$0.000
Class C	12/07/20	12/04/20	$0.062	$0.000
Europe	12/07/20	12/04/20	$0.487	$0.000
Class I	12/07/20	12/04/20	$0.510	$0.000
Class Z	12/07/20	12/04/20	$0.533	$0.000
Fidelity Japan Fund
Class A	12/07/20	12/04/20	$0.066	$0.253
Class M	12/07/20	12/04/20	$0.016	$0.253
Class C	12/07/20	12/04/20	$0.000	$0.245
Japan	12/07/20	12/04/20	$0.107	$0.253
Class I	12/07/20	12/04/20	$0.130	$0.253
Class Z	12/07/20	12/04/20	$0.141	$0.253
Fidelity Japan Smaller Companies Fund
Japan Smaller Companies	12/07/20	12/04/20	$0.187	$0.096
Fidelity Latin America Fund
Class A	12/07/20	12/04/20	$0.000	$0.000
Class M	12/07/20	12/04/20	$0.000	$0.000
Class C	12/07/20	12/04/20	$0.000	$0.000
Latin America	12/07/20	12/04/20	$0.000	$0.000
Class I	12/07/20	12/04/20	$0.000	$0.000
Class Z	12/07/20	12/04/20	$0.000	$0.000
Fidelity Nordic Fund
Nordic	12/07/20	12/04/20	$0.957	$1.214
Fidelity Pacific Basin Fund
Pacific Basin	12/07/20	12/04/20	$0.097	$1.854

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended October 31, 2020, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Canada Fund	$5,658,411
Fidelity China Region Fund	$12,206,000
Fidelity Emerging Asia Fund	$138,457,544
Fidelity Emerging Markets Fund	$86,272,002
Fidelity Japan Fund	$10,938,042
Fidelity Japan Smaller Companies Fund	$1,529,626
Fidelity Nordic Fund	$2,468,974
Fidelity Pacific Basin Fund	$49,995,159

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	Class A	Class M	Class C	Retail Class	Class I	Class K	Class Z
Fidelity Canada Fund
December, 2019	–	–	1%	–	–	–	–
Fidelity China Region Fund
December, 2019	1%	5%	–	1%	1%	–	1%
Fidelity Emerging Asia Fund
December, 2019	–	–	–	1%	–	–	–
Fidelity Emerging Markets Fund
December, 2019	–	–	–	7%	–	6%	–
Fidelity Europe Fund
December, 2019	1%	1%	1%	1%	1%	–	1%
Fidelity Latin America Fund
December 06, 2019	1%	1%	1%	1%	1%	–	1%
December 30, 2019	3%	3%	3%	3%	3%	–	3%
Fidelity Nordic Fund
December, 2019	–	–	–	2%	–	–	–
Fidelity Pacific Basin Fund
December, 2019	–	–	–	2%	–	–	–

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	Class A	Class M	Class C	Retail Class	Class I	Class K	Class Z
Fidelity Canada Fund
December, 2019	100%	100%	100%	100%	100%	–	100%
Fidelity China Region Fund
December, 2019	100%	100%	–	99%	100%	–	81%
Fidelity Emerging Asia Fund
December, 2019	–	–	–	100%	–	–	–
Fidelity Emerging Markets Fund
December, 2019	–	–	–	72%	–	67%	–
Fidelity Europe Fund
December, 2019	73%	80%	93%	69%	69%	–	67%
Fidelity Japan Fund
December, 2019	100%	100%	100%	100%	100%	–	100%
Fidelity Japan Smaller Companies Fund
December, 2019	–	–	–	69%	–	–
Fidelity Latin America Fund
December 06, 2019	31%	35%	50%	27%	26%	–	25%
December 30, 2019	14%	14%	14%	14%	14%	–	14%
Fidelity Nordic Fund
December, 2019	–	–	–	69%	–	–	–
Fidelity Pacific Basin
December, 2019	–	–	–	100%	–	–	–

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Canada Fund
Class A	12/09/19	$0.9921	$0.1941
Class M	12/09/19	$0.8621	$0.1941
Class C	12/09/19	$0.4021	$0.1941
Canada	12/09/19	$1.1481	$0.1941
Class I	12/09/19	$1.0941	$0.1941
Class Z	12/09/19	$1.2561	$0.1941
Fidelity China Region Fund
Class A	12/09/19	$0.1990	$0.0500
Class M	12/09/19	$0.0590	$0.0500
Class C	12/09/19	$0.0000	$0.0000
China Region	12/09/19	$0.3090	$0.0500
Class I	12/09/19	$0.3070	$0.0500
Class Z	12/09/19	$0.3780	$0.0500
Fidelity Emerging Asia Fund
Emerging Asia	12/09/19	$0.4366	$0.0876
Fidelity Emerging Markets Fund
Emerging Markets	12/09/19	$0.6737	$0.0747
Class K	12/09/19	$0.7207	$0.0747
Fidelity Europe Fund
Class A	12/09/19	$1.7342	$0.0652
Class M	12/09/19	$1.5952	$0.0652
Class C	12/09/19	$1.3712	$0.0652
Europe	12/09/19	$1.8442	$0.0652
Class I	12/09/19	$1.8562	$0.0652
Class Z	12/09/19	$1.9032	$0.0652
Fidelity Japan Fund
Class A	12/09/19	$0.1872	$0.0272
Class M	12/09/19	$0.1422	$0.0272
Class C	12/09/19	$0.0622	$0.0272
Japan	12/09/19	$0.2202	$0.0272
Class I	12/09/19	$0.2332	$0.0272
Class Z	12/09/19	$0.2462	$0.0272
Fidelity Japan Smaller Companies Fund
Japan Smaller Companies	12/09/19	$0.3717	$0.0408
Fidelity Latin America Fund
Class A	12/09/19	$0.6045	$0.0555
Class M	12/09/19	$0.5305	$0.0555
Class C	12/09/19	$0.3715	$0.0555
Latin America	12/09/19	$0.6885	$0.0555
Class I	12/09/19	$0.7265	$0.0555
Class Z	12/09/19	$0.7465	$0.0555
Fidelity Nordic Fund
Nordic	12/09/19	$1.6976	$0.0986
Fidelity Pacific Basin Fund
Pacific Basin	12/09/19	$0.3041	$0.0461

The funds will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	91,643,443,973.030	98.167
Withheld	1,711,119,384.419	1.833
TOTAL	93,354,563,357.449	100.000
Donald F. Donahue
Affirmative	91,659,003,496.045	98.184
Withheld	1,695,559,852.789	1.816
TOTAL	93,354,563,357.449	100.000
Bettina Doulton
Affirmative	91,774,146,516.145	98.307
Withheld	1,580,416,862.377	1.693
TOTAL	93,354,563,357.449	100.000
Vicki L. Fuller
Affirmative	91,845,419,368.993	98.383
Withheld	1,509,143,998.591	1.617
TOTAL	93,354,563,357.449	100.00
Patricia L. Kampling
Affirmative	91,723,732,274.457	98.253
Withheld	1,630,831,098.411	1.747
TOTAL	93,354,563,357.449	100.000
Alan J. Lacy
Affirmative	91,490,319,407.772	98.003
Withheld	1,864,243,948.299	1.997
TOTAL	93,354,563,357.449	100.000
Ned C. Lautenbach
Affirmative	91,285,367,239.075	97.784
Withheld	2,069,196,119.052	2.216
TOTAL	93,354,563,357.449	100.000
Robert A. Lawrence
Affirmative	91,556,271,429.466	98.074
Withheld	1,798,291,912.707	1.926
TOTAL	93,354,563,357.449	100.000
Joseph Mauriello
Affirmative	91,497,480,147.082	98.011
Withheld	1,857,083,211.045	1.989
TOTAL	93,354,563,357.449	100.000
Cornelia M. Small
Affirmative	91,606,808,161.438	98.128
Withheld	1,747,755,220.497	1.872
TOTAL	93,354,563,357.449	100.000
Garnett A. Smith
Affirmative	91,505,784,053.038	98.020
Withheld	1,848,779,305.090	1.980
TOTAL	93,354,563,357.449	100.000
David M. Thomas
Affirmative	91,536,969,704.881	98.053
Withheld	1,817,593,630.919	1.947
TOTAL	93,354,563,357.449	100.000
Susan Tomasky
Affirmative	91,697,125,678.165	98.225
Withheld	1,657,437,703.277	1.775
TOTAL	93,354,563,357.449	100.000
Michael E. Wiley
Affirmative	91,506,805,575.815	98.021
Withheld	1,847,757,759.985	1.979
TOTAL	93,354,563,357.449	100.000

PROPOSAL 2

For Fidelity Canada Fund, to convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	246,106,397.122	65.153
Against	67,217,479.270	17.795
Abstain	41,939,958.258	11.103
Broker Non-Vote	22,469,509.194	5.949
TOTAL	377,733,343.843	100.000

PROPOSAL 2

For Fidelity China Region Fund, to convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	406,241,543.122	64.622
Against	105,421,382.540	16.770
Abstain	73,005,270.515	11.613
Broker Non-Vote	43,978,563.844	6.996
TOTAL	628,646,760.020	100.000

PROPOSAL 2

For Fidelity Emerging Markets Fund, to convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	1,987,107,972.757	76.182
Against	340,475,546.748	13.053
Abstain	216,628,773.288	8.305
Broker Non-Vote	64,153,279.800	2.460
TOTAL	2,608,365,572.594	100.000

PROPOSAL 2

For Fidelity Europe Fund, to convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	280,374,624.590	68.102
Against	64,348,611.698	15.630
Abstain	47,160,756.013	11.455
Broker Non-Vote	19,811,132.780	4.812
TOTAL	411,695,125.081	100.000

PROPOSAL 2

For Fidelity Japan Fund, to convert a fundamental investment policy to a non-fundamental investment policy.

For Fidelity Japan Fund, to convert a fundamental investment policy to a non-fundamental investment policy.	# of Votes	% of Votes
Affirmative	338,129,939.750	58.081
Against	185,235,717.596	31.818
Abstain	48,250,809.431	8.288
Broker Non-Vote	10,553,988.660	1.813
TOTAL	582,170,455.437	100.000

PROPOSAL 2

For Fidelity Japan Smaller Companies Fund, to convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	342,566,533.579	79.752
Against	42,623,162.356	9.923
Abstain	27,326,624.551	6.362
Broker Non-Vote	17,024,382.660	3.963
TOTAL	429,540,703.146	100.000

PROPOSAL 2

For Fidelity Nordic Fund, to convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	65,033,142.420	55.476
Against	36,471,140.955	31.111
Abstain	10,017,947.286	8.546
Broker Non-Vote	5,706,310.200	4.868
TOTAL	117,228,540.861	100.000

PROPOSAL 2

For Pacific Basin Fund, to convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	390,132,235.578	77.483
Against	58,770,459.614	11.672
Abstain	40,582,310.900	8.060
Broker Non-Vote	14,023,939.650	2.785
TOTAL	503,508,945.742	100.000
Proposal 1 reflects trust wide proposal and voting results.
Proposal 2 was not approved by shareholders for Fidelity Canada Fund, Fidelity China Region Fund, and Fidelity Nordic Fund.

TIF-ANN-1220
1.754542.120

Fidelity® International Growth Fund

Annual Report

October 31, 2020

Includes Fidelity and Fidelity Advisor share classes

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to the financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2020	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	1.47%	6.71%	6.81%
Class M (incl. 3.50% sales charge)	3.51%	6.89%	6.75%
Class C (incl. contingent deferred sales charge)	5.81%	7.16%	6.62%
Fidelity® International Growth Fund	7.93%	8.30%	7.75%
Class I	7.90%	8.32%	7.76%
Class Z	8.01%	8.46%	7.86%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® International Growth Fund, a class of the fund, on October 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Growth Index performed over the same period.

Period Ending Values
$21,099	Fidelity® International Growth Fund
$18,545	MSCI EAFE Growth Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned -2.46% for the 12 months ending October 31, 2020, in what was a bumpy ride for non-U.S. equities, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a sharp upturn. Declared a pandemic on March 11, the crisis and containment efforts caused broad contraction in economic activity, elevated volatility and dislocation in financial markets. A historically rapid and expansive monetary- and fiscal-policy response around the world provided a partial offset to the economic disruption. Other supporting factors included resilient corporate earnings and near-term potential for a COVID-19 vaccine breakthrough. This was evident in the index’s 12.28% gain in the final six months of the year. Currency fluctuation generally boosted foreign developed-markets equities for the year, while the reverse was true for emerging-markets stocks. Late in the period, the index was pressured by a second wave of COVID-19 cases in some regions, and stretched valuations and crowded positioning in big tech. For the full year, the U.K. (-22%), Asia Pacific ex Japan (-8%), Canada (-5%) and Europe ex U.K. (-4%) notably lagged. Emerging markets (+9%) and Japan (+1%) outperformed. By sector, energy (-38%), financials and real estate (-20% each) lagged, whereas information technology (+ 25%) and communication services (+15%) topped the index.

Comments from Portfolio Manager Jed Weiss:  For the fiscal year ending October 31, 2020, the fund's share classes (excluding sales charges, if applicable) gained roughly 7% to 8%, outperforming the 5.34% result of the benchmark MSCI EAFE Growth Index (Net MA). From a regional standpoint, stock picks in Japan, as well as out-of-benchmark exposure to the U.S. and emerging markets, contributed most to the fund's relative result. By sector, the primary contributor to performance versus the benchmark was the portfolio’s positioning among consumer staples stocks, primarily driven by the food, beverage & tobacco industry. Strong investment choices within financials and consumer discretionary also added value, as did the fund’s positioning in real estate. Our non-benchmark stake in Alibaba Group Holding was the biggest individual relative contributor, driven by a 72% gain. Also lifting performance was our overweighting in Keyence, which gained 42% and was among the portfolio’s biggest holdings. Another notable relative contributor was an outsized stake in ASML Holding (+39%), which also was one of our largest holdings. Conversely, stock picks in Europe ex U.K. – particularly in Germany and Switzerland – along with an underweighting in Denmark, detracted from the fund's relative result. By sector, the primary detractor from performance versus the benchmark was an underweighting in health care, especially within the pharmaceuticals, biotechnology & life sciences industry. Security selection in materials and an overweighting in financials also hampered relative performance. The biggest individual relative detractor was an overweight position in Amadeus IT Group (-35%). Another key relative detractor was an overweighting in SAP (-19%), which was among the fund's biggest holdings. Further weighing on the portfolio’s relative return was our outsized stake in MTU Aero Engines (-52%), a position that was sold the past year. Notable changes in positioning include reduced exposure to Germany and United Kingdom. By sector, meaningful changes in positioning include increased exposure to health care and a lower allocation to consumer discretionary.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2020
United States of America*	19.8%
Japan	15.2%
Switzerland	13.0%
Germany	7.7%
France	5.2%
Cayman Islands	5.0%
Sweden	4.8%
Hong Kong	4.7%
Netherlands	4.4%
Other	20.2%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2020

% of fund's net assets
Stocks	97.6
Short-Term Investments and Net Other Assets (Liabilities)	2.4

Top Ten Stocks as of October 31, 2020

% of fund's net assets
Nestle SA (Reg. S) (Switzerland, Food Products)	6.5
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	4.7
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	4.4
Keyence Corp. (Japan, Electronic Equipment & Components)	4.0
AIA Group Ltd. (Hong Kong, Insurance)	3.0
SAP SE (Germany, Software)	3.0
CSL Ltd. (Australia, Biotechnology)	2.8
Linde PLC (Germany, Chemicals)	2.7
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	2.7
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	2.5
36.3

Top Market Sectors as of October 31, 2020

% of fund's net assets
Information Technology	24.1
Industrials	19.0
Financials	14.1
Health Care	13.2
Consumer Staples	7.2
Consumer Discretionary	7.0
Materials	6.1
Communication Services	5.9
Real Estate	1.0

Schedule of Investments October 31, 2020

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value
Australia - 2.8%
CSL Ltd.	593,558	$120,170,180
Bailiwick of Jersey - 1.9%
Experian PLC	2,198,200	80,528,636
Belgium - 0.7%
UCB SA	303,300	29,919,288
Brazil - 0.3%
BM&F BOVESPA SA	1,601,100	14,244,836
Canada - 1.9%
Canadian National Railway Co.	182,600	18,139,391
Canadian Pacific Railway Ltd.	111,400	33,290,397
Franco-Nevada Corp.	218,101	29,726,759

TOTAL CANADA		81,156,547

Cayman Islands - 5.0%
Alibaba Group Holding Ltd. (a)	170,600	6,464,694
Alibaba Group Holding Ltd. sponsored ADR (a)	373,100	113,679,839
Tencent Holdings Ltd.	1,235,400	94,391,545

TOTAL CAYMAN ISLANDS		214,536,078

Finland - 1.2%
Kone OYJ (B Shares)	572,100	45,534,687
Tikkurila Oyj	372,804	5,965,718

TOTAL FINLAND		51,500,405

France - 5.2%
Edenred SA	781,848	36,459,594
Legrand SA	578,000	42,732,685
LVMH Moet Hennessy Louis Vuitton SE	225,000	105,468,224
Sanofi SA	413,100	37,300,202

TOTAL FRANCE		221,960,705

Germany - 7.7%
Deutsche Borse AG	296,300	43,601,590
Linde PLC	527,479	115,616,608
SAP SE	1,188,301	126,773,469
Vonovia SE	694,900	44,366,664

TOTAL GERMANY		330,358,331

Hong Kong - 4.7%
AIA Group Ltd.	13,439,000	127,901,333
Hong Kong Exchanges and Clearing Ltd.	1,507,100	71,967,549

TOTAL HONG KONG		199,868,882

India - 0.8%
Housing Development Finance Corp. Ltd.	1,324,478	34,157,308
Ireland - 1.0%
CRH PLC sponsored ADR	1,245,766	43,788,675
Italy - 0.7%
Interpump Group SpA	755,126	28,494,423
Japan - 15.2%
Azbil Corp.	1,106,770	44,916,380
FANUC Corp.	349,600	73,844,206
Hoya Corp.	846,100	95,488,255
Keyence Corp.	375,348	170,341,366
Lasertec Corp.	255,000	22,088,306
Misumi Group, Inc.	2,715,000	80,634,342
Nabtesco Corp.	435,600	16,273,252
OSG Corp.	747,300	11,195,341
Recruit Holdings Co. Ltd.	1,835,100	69,826,796
SHO-BOND Holdings Co. Ltd.	720,600	34,782,117
USS Co. Ltd.	1,812,000	33,142,526

TOTAL JAPAN		652,532,887

Kenya - 0.5%
Safaricom Ltd.	74,574,100	21,145,322
Netherlands - 4.4%
ASML Holding NV (Netherlands)	514,700	186,220,059
New Zealand - 0.3%
Auckland International Airport Ltd.	2,810,440	13,000,756
Norway - 1.1%
Adevinta ASA Class B (a)	1,161,858	17,951,224
Schibsted ASA (B Shares)	789,200	28,321,968

TOTAL NORWAY		46,273,192

South Africa - 0.5%
Clicks Group Ltd.	1,480,638	21,415,075
Spain - 1.9%
Amadeus IT Holding SA Class A	970,400	46,325,929
Cellnex Telecom SA (b)	532,300	34,171,269

TOTAL SPAIN		80,497,198

Sweden - 4.8%
ASSA ABLOY AB (B Shares)	4,053,483	86,876,150
Atlas Copco AB (A Shares)	1,794,100	79,216,701
Epiroc AB Class A	2,553,900	38,171,885

TOTAL SWEDEN		204,264,736

Switzerland - 13.0%
Nestle SA (Reg. S)	2,470,569	277,884,496
Roche Holding AG (participation certificate)	632,283	203,172,467
Schindler Holding AG:
(participation certificate)	194,898	49,843,046
(Reg.)	18,350	4,710,824
Temenos Group AG	209,300	22,469,592

TOTAL SWITZERLAND		558,080,425

Taiwan - 1.4%
Taiwan Semiconductor Manufacturing Co. Ltd.	4,058,000	61,384,418
United Kingdom - 3.2%
Dechra Pharmaceuticals PLC	303,100	13,711,898
InterContinental Hotel Group PLC ADR (c)	423,270	21,646,028
London Stock Exchange Group PLC	463,200	49,931,998
Prudential PLC	625,412	7,649,103
Rightmove PLC	2,354,100	18,847,372
Spectris PLC	839,757	26,936,533

TOTAL UNITED KINGDOM		138,722,932

United States of America - 17.4%
Alphabet, Inc. Class A (a)	23,336	37,713,543
Autoliv, Inc.	246,469	18,682,350
Black Knight, Inc. (a)	425,200	37,396,340
Lam Research Corp.	133,700	45,736,096
Marsh & McLennan Companies, Inc.	597,351	61,801,934
MasterCard, Inc. Class A	254,400	73,430,016
Moody's Corp.	239,900	63,069,710
MSCI, Inc.	186,600	65,280,144
NICE Systems Ltd. sponsored ADR (a)(c)	249,200	56,882,392
PriceSmart, Inc.	155,186	10,707,834
ResMed, Inc.	353,800	67,908,372
S&P Global, Inc.	193,300	62,383,709
Sherwin-Williams Co.	99,900	68,729,202
Visa, Inc. Class A	418,960	76,129,222

TOTAL UNITED STATES OF AMERICA		745,850,864

TOTAL COMMON STOCKS
(Cost $2,958,718,096)		4,180,072,158

Money Market Funds - 2.8%
Fidelity Cash Central Fund 0.10% (d)	92,601,601	92,620,121
Fidelity Securities Lending Cash Central Fund 0.11% (d)(e)	28,864,614	28,867,501
TOTAL MONEY MARKET FUNDS
(Cost $121,486,479)		121,487,622
TOTAL INVESTMENT IN SECURITIES - 100.4%
(Cost $3,080,204,575)		4,301,559,780
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(16,136,145)
NET ASSETS - 100%		$4,285,423,635

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $34,171,269 or 0.8% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$570,197
Fidelity Securities Lending Cash Central Fund	337,303
Total	$907,500

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$252,542,243	$158,150,698	$94,391,545	$--
Consumer Discretionary	299,083,661	154,008,217	145,075,444	--
Consumer Staples	310,007,405	10,707,834	299,299,571	--
Financials	601,989,214	382,349,472	219,639,742	--
Health Care	567,670,662	111,539,558	456,131,104	--
Industrials	807,095,635	340,134,039	466,961,596	--
Information Technology	1,033,489,712	421,765,714	611,723,998	--
Materials	263,826,962	263,826,962	--	--
Real Estate	44,366,664	44,366,664	--	--
Money Market Funds	121,487,622	121,487,622	--	--
Total Investments in Securities:	$4,301,559,780	$2,008,336,780	$2,293,223,000	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2020
Assets
Investment in securities, at value (including securities loaned of $28,192,680) — See accompanying schedule: Unaffiliated issuers (cost $2,958,718,096)	$4,180,072,158
Fidelity Central Funds (cost $121,486,479)	121,487,622
Total Investment in Securities (cost $3,080,204,575)		$4,301,559,780
Foreign currency held at value (cost $1,134)		1,123
Receivable for investments sold		6,693,271
Receivable for fund shares sold		4,946,591
Dividends receivable		10,497,309
Distributions receivable from Fidelity Central Funds		13,950
Prepaid expenses		7,172
Other receivables		91,544
Total assets		4,323,810,740
Liabilities
Payable for investments purchased	$1,456,692
Payable for fund shares redeemed	4,154,731
Accrued management fee	2,953,681
Distribution and service plan fees payable	100,864
Other affiliated payables	633,188
Other payables and accrued expenses	221,151
Collateral on securities loaned	28,866,798
Total liabilities		38,387,105
Net Assets		$4,285,423,635
Net Assets consist of:
Paid in capital		$3,234,617,090
Total accumulated earnings (loss)		1,050,806,545
Net Assets		$4,285,423,635
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($174,561,115 ÷ 10,870,176 shares)(a)		$16.06
Maximum offering price per share (100/94.25 of $16.06)		$17.04
Class M:
Net Asset Value and redemption price per share ($30,353,462 ÷ 1,895,881 shares)(a)		$16.01
Maximum offering price per share (100/96.50 of $16.01)		$16.59
Class C:
Net Asset Value and offering price per share ($55,012,946 ÷ 3,508,321 shares)(a)		$15.68
International Growth:
Net Asset Value, offering price and redemption price per share ($1,292,391,732 ÷ 79,790,213 shares)		$16.20
Class I:
Net Asset Value, offering price and redemption price per share ($1,382,837,312 ÷ 85,574,306 shares)		$16.16
Class Z:
Net Asset Value, offering price and redemption price per share ($1,350,267,068 ÷ 83,377,632 shares)		$16.19

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2020
Investment Income
Dividends		$51,782,940
Income from Fidelity Central Funds (including $337,303 from security lending)		907,500
Income before foreign taxes withheld		52,690,440
Less foreign taxes withheld		(4,504,840)
Total income		48,185,600
Expenses
Management fee
Basic fee	$27,138,974
Performance adjustment	3,867,745
Transfer agent fees	5,374,186
Distribution and service plan fees	1,154,241
Accounting fees	1,520,149
Custodian fees and expenses	275,571
Independent trustees' fees and expenses	21,763
Registration fees	259,408
Audit	78,752
Legal	7,696
Miscellaneous	118,936
Total expenses before reductions	39,817,421
Expense reductions	(328,635)
Total expenses after reductions		39,488,786
Net investment income (loss)		8,696,814
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $19,505)	(71,450,147)
Fidelity Central Funds	(9,264)
Foreign currency transactions	27,390
Total net realized gain (loss)		(71,432,021)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $382,270)	365,421,728
Assets and liabilities in foreign currencies	506,776
Total change in net unrealized appreciation (depreciation)		365,928,504
Net gain (loss)		294,496,483
Net increase (decrease) in net assets resulting from operations		$303,193,297

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2020	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$8,696,814	$38,864,369
Net realized gain (loss)	(71,432,021)	(16,958,958)
Change in net unrealized appreciation (depreciation)	365,928,504	515,068,399
Net increase (decrease) in net assets resulting from operations	303,193,297	536,973,810
Distributions to shareholders	(37,153,475)	(19,640,106)
Share transactions - net increase (decrease)	692,520,315	555,139,771
Total increase (decrease) in net assets	958,560,137	1,072,473,475
Net Assets
Beginning of period	3,326,863,498	2,254,390,023
End of period	$4,285,423,635	$3,326,863,498

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity International Growth Fund Class A

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$15.03	$12.47	$13.34	$10.88	$11.30
Income from Investment Operations
Net investment income (loss)A	(.01)	.15B	.09	.07	.12C
Net realized and unrealized gain (loss)	1.16	2.48	(.90)	2.49	(.48)
Total from investment operations	1.15	2.63	(.81)	2.56	(.36)
Distributions from net investment income	(.12)	(.07)	(.04)	(.10)	(.05)
Distributions from net realized gain	–	–	(.02)	–	(.01)
Total distributions	(.12)	(.07)	(.06)	(.10)	(.06)
Redemption fees added to paid in capitalA	–	–	–	–D	–D
Net asset value, end of period	$16.06	$15.03	$12.47	$13.34	$10.88
Total ReturnE,F	7.66%	21.25%	(6.12)%	23.80%	(3.22)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.30%	1.28%	1.24%	1.28%	1.27%
Expenses net of fee waivers, if any	1.30%	1.28%	1.23%	1.28%	1.27%
Expenses net of all reductions	1.29%	1.27%	1.22%	1.27%	1.27%
Net investment income (loss)	(.08)%	1.14%B	.64%	.62%	1.05%C
Supplemental Data
Net assets, end of period (000 omitted)	$174,561	$164,247	$138,802	$156,988	$221,861
Portfolio turnover rateI	23%	21%	34%	22%	29%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .65%.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .68%.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity International Growth Fund Class M

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$14.99	$12.43	$13.30	$10.84	$11.26
Income from Investment Operations
Net investment income (loss)A	(.06)	.11B	.05	.04	.08C
Net realized and unrealized gain (loss)	1.15	2.48	(.90)	2.49	(.48)
Total from investment operations	1.09	2.59	(.85)	2.53	(.40)
Distributions from net investment income	(.07)	(.03)	(.01)	(.07)	(.01)
Distributions from net realized gain	–	–	(.02)	–	(.01)
Total distributions	(.07)	(.03)	(.02)D	(.07)	(.02)
Redemption fees added to paid in capitalA	–	–	–	–E	–E
Net asset value, end of period	$16.01	$14.99	$12.43	$13.30	$10.84
Total ReturnF,G	7.27%	20.92%	(6.40)%	23.51%	(3.58)%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.59%	1.58%	1.54%	1.59%	1.61%
Expenses net of fee waivers, if any	1.59%	1.58%	1.53%	1.59%	1.61%
Expenses net of all reductions	1.58%	1.58%	1.52%	1.58%	1.61%
Net investment income (loss)	(.37)%	.83%B	.34%	.31%	.71%C
Supplemental Data
Net assets, end of period (000 omitted)	$30,353	$28,534	$26,479	$33,597	$27,966
Portfolio turnover rateJ	23%	21%	34%	22%	29%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .34%.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .34%.

 D Total distributions per share do not sum due to rounding.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity International Growth Fund Class C

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$14.68	$12.20	$13.10	$10.67	$11.12
Income from Investment Operations
Net investment income (loss)A	(.13)	.05B	(.01)	(.02)	.03C
Net realized and unrealized gain (loss)	1.13	2.43	(.89)	2.47	(.47)
Total from investment operations	1.00	2.48	(.90)	2.45	(.44)
Distributions from net investment income	–	–	–	(.02)	–
Distributions from net realized gain	–	–	–	–	(.01)
Total distributions	–	–	–	(.02)	(.01)
Redemption fees added to paid in capitalA	–	–	–	–D	–D
Net asset value, end of period	$15.68	$14.68	$12.20	$13.10	$10.67
Total ReturnE,F	6.81%	20.33%	(6.87)%	22.96%	(3.98)%
Ratios to Average Net AssetsG,H
Expenses before reductions	2.07%	2.04%	1.99%	2.04%	2.07%
Expenses net of fee waivers, if any	2.07%	2.04%	1.99%	2.04%	2.07%
Expenses net of all reductions	2.06%	2.03%	1.98%	2.04%	2.06%
Net investment income (loss)	(.85)%	.38%B	(.11)%	(.15)%	.26%C
Supplemental Data
Net assets, end of period (000 omitted)	$55,013	$57,291	$60,489	$68,908	$52,738
Portfolio turnover rateI	23%	21%	34%	22%	29%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.11)%.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.12) %.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity International Growth Fund

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$15.16	$12.57	$13.45	$10.97	$11.38
Income from Investment Operations
Net investment income (loss)A	.03	.19B	.13	.10	.15C
Net realized and unrealized gain (loss)	1.17	2.51	(.92)	2.51	(.47)
Total from investment operations	1.20	2.70	(.79)	2.61	(.32)
Distributions from net investment income	(.16)	(.11)	(.08)	(.13)	(.08)
Distributions from net realized gain	–	–	(.02)	–	(.01)
Total distributions	(.16)	(.11)	(.09)D	(.13)	(.09)
Redemption fees added to paid in capitalA	–	–	–	–E	–E
Net asset value, end of period	$16.20	$15.16	$12.57	$13.45	$10.97
Total ReturnF	7.93%	21.66%	(5.89)%	24.14%	(2.87)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.01%	.99%	.95%	1.03%	.99%
Expenses net of fee waivers, if any	1.01%	.99%	.95%	1.03%	.99%
Expenses net of all reductions	1.00%	.99%	.94%	1.03%	.98%
Net investment income (loss)	.21%	1.42%B	.93%	.87%	1.34%C
Supplemental Data
Net assets, end of period (000 omitted)	$1,292,392	$1,040,532	$811,101	$961,775	$1,038,771
Portfolio turnover rateI	23%	21%	34%	22%	29%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .93%.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .96%.

 D Total distributions per share do not sum due to rounding.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity International Growth Fund Class I

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$15.13	$12.55	$13.43	$10.95	$11.36
Income from Investment Operations
Net investment income (loss)A	.03	.20B	.13	.11	.15C
Net realized and unrealized gain (loss)	1.16	2.49	(.91)	2.51	(.47)
Total from investment operations	1.19	2.69	(.78)	2.62	(.32)
Distributions from net investment income	(.16)	(.11)	(.09)	(.14)	(.08)
Distributions from net realized gain	–	–	(.02)	–	(.01)
Total distributions	(.16)	(.11)	(.10)D	(.14)	(.09)
Redemption fees added to paid in capitalA	–	–	–	–E	–E
Net asset value, end of period	$16.16	$15.13	$12.55	$13.43	$10.95
Total ReturnF	7.90%	21.64%	(5.83)%	24.23%	(2.87)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.01%	.97%	.93%	.98%	.98%
Expenses net of fee waivers, if any	1.01%	.97%	.93%	.98%	.98%
Expenses net of all reductions	1.00%	.97%	.92%	.97%	.98%
Net investment income (loss)	.21%	1.44%B	.94%	.92%	1.34%C
Supplemental Data
Net assets, end of period (000 omitted)	$1,382,837	$953,360	$660,961	$728,227	$359,676
Portfolio turnover rateI	23%	21%	34%	22%	29%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .96%.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .97%.

 D Total distributions per share do not sum due to rounding.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity International Growth Fund Class Z

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$15.16	$12.57	$13.45	$10.97	$11.38
Income from Investment Operations
Net investment income (loss)A	.05	.22B	.15	.13	.16C
Net realized and unrealized gain (loss)	1.16	2.50	(.91)	2.50	(.47)
Total from investment operations	1.21	2.72	(.76)	2.63	(.31)
Distributions from net investment income	(.18)	(.13)	(.10)	(.15)	(.09)
Distributions from net realized gain	–	–	(.02)	–	(.01)
Total distributions	(.18)	(.13)	(.12)	(.15)	(.10)
Redemption fees added to paid in capitalA	–	–	–	–D	–D
Net asset value, end of period	$16.19	$15.16	$12.57	$13.45	$10.97
Total ReturnE	8.01%	21.85%	(5.71)%	24.33%	(2.73)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.88%	.84%	.80%	.84%	.85%
Expenses net of fee waivers, if any	.88%	.84%	.80%	.84%	.85%
Expenses net of all reductions	.87%	.84%	.79%	.84%	.84%
Net investment income (loss)	.34%	1.57%B	1.08%	1.05%	1.48%C
Supplemental Data
Net assets, end of period (000 omitted)	$1,350,267	$1,082,899	$556,558	$373,878	$16,977
Portfolio turnover rateH	23%	21%	34%	22%	29%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.08%.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.10%.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2020

1. Organization.

Fidelity International Growth Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, International Growth, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes passive foreign investment companies (PFIC), capital loss carryfowards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,276,408,909
Gross unrealized depreciation	(63,052,750)
Net unrealized appreciation (depreciation)	$1,213,356,159
Tax Cost	$3,088,203,621

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$6,667,488
Capital loss carryforward	$(169,750,694)
Net unrealized appreciation (depreciation) on securities and other investments	$1,213,889,751

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(145,416,972)
Long-term	(24,333,722)
Total capital loss carryforward	$(169,750,694)

The tax character of distributions paid was as follows:

	October 31, 2020	October 31, 2019
Ordinary Income	$37,153,475	$ 19,640,106

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity International Growth Fund	1,503,525,987	867,841,237

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Growth as compared to its benchmark index, the MSCI EAFE Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .78% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$435,741	$12,805
Class M	.25%	.25%	148,108	555
Class C	.75%	.25%	570,392	70,325
			$1,154,241	$83,685

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$67,213
Class M	3,550
Class(a)	4,442
$75,205

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class Z from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$372,128.21
Class M	74,999.25
Class C	132,190.23
International Growth	2,152,078.18
Class I	2,073,210.18
Class Z	569,581.04
	$5,374,186

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity International Growth Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity International Growth Fund	$2,604

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity International Growth Fund	$9,063

During the period, there were no borrowings on this line of credit.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $17,172.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity International Growth Fund	$14,094	$7,522	$–

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $294,028 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $129.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $14,968.

In addition, during the period the investment adviser or an affiliate reimbursed the Fund $19,510 for an operational error which is included in the accompanying Statement of Operations.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2020	Year ended October 31, 2019
Distributions to shareholders
Class A	$1,293,004	$799,140
Class M	126,570	67,406
International Growth	11,436,124	6,773,948
Class I	10,268,278	5,925,234
Class Z	14,029,499	6,074,378
Total	$37,153,475	$19,640,106

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2020	Year ended October 31, 2019	Year ended October 31, 2020	Year ended October 31, 2019
Class A
Shares sold	2,989,987	2,189,906	$46,017,495	$29,617,042
Reinvestment of distributions	82,376	65,987	1,271,885	797,127
Shares redeemed	(3,126,648)	(2,460,516)	(46,955,285)	(33,266,170)
Net increase (decrease)	(54,285)	(204,623)	$334,095	$(2,852,001)
Class M
Shares sold	343,032	222,854	$5,286,547	$2,985,191
Reinvestment of distributions	8,192	5,584	126,490	67,395
Shares redeemed	(359,470)	(454,872)	(5,488,737)	(6,157,629)
Net increase (decrease)	(8,246)	(226,434)	$(75,700)	$(3,105,043)
Class C
Shares sold	519,965	508,793	$7,918,151	$6,676,253
Shares redeemed	(913,274)	(1,564,780)	(13,538,212)	(20,317,328)
Net increase (decrease)	(393,309)	(1,055,987)	$(5,620,061)	$(13,641,075)
International Growth
Shares sold	37,056,964	36,412,153	$574,286,693	$507,126,063
Reinvestment of distributions	682,465	517,780	10,605,506	6,291,030
Shares redeemed	(26,595,096)	(32,793,153)	(398,275,317)	(452,090,577)
Net increase (decrease)	11,144,333	4,136,780	$186,616,882	$61,326,516
Class I
Shares sold	49,267,116	29,610,999	$739,103,903	$400,447,377
Reinvestment of distributions	633,597	473,993	9,820,759	5,744,799
Shares redeemed	(27,351,629)	(19,735,978)	(417,449,643)	(262,889,780)
Net increase (decrease)	22,549,084	10,349,014	$331,475,019	$143,302,396
Class Z
Shares sold	38,341,456	50,657,565	$574,337,458	$674,068,605
Reinvestment of distributions	522,005	188,590	8,101,516	2,287,593
Shares redeemed	(26,937,241)	(23,664,663)	(402,648,894)	(306,247,220)
Net increase (decrease)	11,926,220	27,181,492	$179,790,080	$370,108,978

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity International Growth Fund (one of the funds constituting Fidelity Investment Trust, referred to hereafter as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 305 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Co-Lead Independent Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Co-Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Lloyd James Austin, III (1953)

Year of Election or Appointment: 2020

Member of the Advisory Board

General Austin also serves as a Member of the Advisory Board of other Fidelity® funds. Prior to his retirement, General Austin (United States Army, Retired) held a variety of positions within the U.S. Government, including Commander, U.S. Central Command (2013-2016), Vice Chief of Staff, U.S. Army (2012-2013) and Commanding General, U.S. Forces – Iraq, Operation New Dawn (2010-2012). General Austin currently serves as a Partner of Pine Island Capital Partners (private equity, 2020-present) and as President of the Austin Strategy Group LLC (consulting, 2016-present). General Austin serves as a member of the Board of Directors of Nucor Corporation (steel products, 2017-present), as a member of the Board of Directors of Tenet Healthcare Corporation (2018-present) and as a member of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). In addition, General Austin currently serves as a member of the Board of Trustees of the Carnegie Corporation of New York (2017-present) and as a member of the Board of Trustees of Auburn University (2017-present). Previously, General Austin served as a member of the Board of Directors of United Technologies Corporation (aerospace, defense and building, 2016-2020).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2020

Member of the Advisory Board

Mr. Kennedy also serves as a Member of the Advisory Board of other Fidelity® funds. Previously, Mr. Kennedy held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2020 to October 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period-B May 1, 2020 to October 31, 2020
Fidelity International Growth Fund
Class A	1.28%
Actual		$1,000.00	$1,143.10	$6.90
Hypothetical-C		$1,000.00	$1,018.70	$6.50
Class M	1.57%
Actual		$1,000.00	$1,141.10	$8.45
Hypothetical-C		$1,000.00	$1,017.24	$7.96
Class C	2.05%
Actual		$1,000.00	$1,137.90	$11.02
Hypothetical-C		$1,000.00	$1,014.83	$10.38
International Growth	.99%
Actual		$1,000.00	$1,144.10	$5.34
Hypothetical-C		$1,000.00	$1,020.16	$5.03
Class I	1.00%
Actual		$1,000.00	$1,144.50	$5.39
Hypothetical-C		$1,000.00	$1,020.11	$5.08
Class Z	.86%
Actual		$1,000.00	$1,145.00	$4.64
Hypothetical-C		$1,000.00	$1,020.81	$4.37

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

Class A designates 15%; Class M designates 23%; International Growth designates 11%; Class I designates 11%; Class Z designates 10%; of the dividend distributed in December 2019 during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, International Growth, Class I, and Class Z designate 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity International Growth Fund
Class A	12/09/19	$0.1335	$0.0175
Class M	12/09/19	$0.0845	$0.0175
International Growth	12/09/19	$0.1725	$0.0175
Class I	12/09/19	$0.1765	$0.0175
Class Z	12/09/19	$0.1935	$0.0175

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	91,643,443,973.030	98.167
Withheld	1,711,119,384.419	1.833
TOTAL	93,354,563,357.449	100.000
Donald F. Donahue
Affirmative	91,659,003,496.045	98.184
Withheld	1,695,559,852.789	1.816
TOTAL	93,354,563,357.449	100.000
Bettina Doulton
Affirmative	91,774,146,516.145	98.307
Withheld	1,580,416,862.377	1.693
TOTAL	93,354,563,357.449	100.000
Vicki L. Fuller
Affirmative	91,845,419,368.993	98.383
Withheld	1,509,143,998.591	1.617
TOTAL	93,354,563,357.449	100.00
Patricia L. Kampling
Affirmative	91,723,732,274.457	98.253
Withheld	1,630,831,098.411	1.747
TOTAL	93,354,563,357.449	100.000
Alan J. Lacy
Affirmative	91,490,319,407.772	98.003
Withheld	1,864,243,948.299	1.997
TOTAL	93,354,563,357.449	100.000
Ned C. Lautenbach
Affirmative	91,285,367,239.075	97.784
Withheld	2,069,196,119.052	2.216
TOTAL	93,354,563,357.449	100.000
Robert A. Lawrence
Affirmative	91,556,271,429.466	98.074
Withheld	1,798,291,912.707	1.926
TOTAL	93,354,563,357.449	100.000
Joseph Mauriello
Affirmative	91,497,480,147.082	98.011
Withheld	1,857,083,211.045	1.989
TOTAL	93,354,563,357.449	100.000
Cornelia M. Small
Affirmative	91,606,808,161.438	98.128
Withheld	1,747,755,220.497	1.872
TOTAL	93,354,563,357.449	100.000
Garnett A. Smith
Affirmative	91,505,784,053.038	98.020
Withheld	1,848,779,305.090	1.980
TOTAL	93,354,563,357.449	100.000
David M. Thomas
Affirmative	91,536,969,704.881	98.053
Withheld	1,817,593,630.919	1.947
TOTAL	93,354,563,357.449	100.000
Susan Tomasky
Affirmative	91,697,125,678.165	98.225
Withheld	1,657,437,703.277	1.775
TOTAL	93,354,563,357.449	100.000
Michael E. Wiley
Affirmative	91,506,805,575.815	98.021
Withheld	1,847,757,759.985	1.979
TOTAL	93,354,563,357.449	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	1,214,101,391.749	50.310
Against	269,740,086.430	11.178
Abstain	179,103,176.841	7.422
Broker Non-Vote	750,276,592.950	31.090
TOTAL	2,413,221,247.970	100.000
Proposal 1 reflects trust wide proposal and voting results.
Proposal 2 was not approved by shareholders.

IGF-ANN-1220
1.912350.110

Fidelity® Emerging Europe, Middle East, Africa (EMEA) Fund

Annual Report

October 31, 2020

Includes Fidelity and Fidelity Advisor share classes

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2020	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(22.61)%	1.91%	0.02%
Class M (incl. 3.50% sales charge)	(21.05)%	2.11%	(0.04)%
Class C (incl. contingent deferred sales charge)	(19.37)%	2.32%	(0.16)%
Fidelity® Emerging Europe, Middle East, Africa (EMEA) Fund	(17.74)%	3.40%	0.86%
Class I	(17.70)%	3.43%	0.93%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Emerging Europe, Middle East, Africa (EMEA) Fund, a class of the fund, on October 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EM (Emerging Markets) Europe, Middle East and Africa Index performed over the same period.

Period Ending Values
$10,891	Fidelity® Emerging Europe, Middle East, Africa (EMEA) Fund
$7,422	MSCI EM (Emerging Markets) Europe, Middle East and Africa Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned -2.46% for the 12 months ending October 31, 2020, in what was a bumpy ride for non-U.S. equities, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a sharp upturn. Declared a pandemic on March 11, the crisis and containment efforts caused broad contraction in economic activity, elevated volatility and dislocation in financial markets. A historically rapid and expansive monetary- and fiscal-policy response around the world provided a partial offset to the economic disruption. Other supporting factors included resilient corporate earnings and near-term potential for a COVID-19 vaccine breakthrough. This was evident in the index’s 12.28% gain in the final six months of the year. Currency fluctuation generally boosted foreign developed-markets equities for the year, while the reverse was true for emerging-markets stocks. Late in the period, the index was pressured by a second wave of COVID-19 cases in some regions, and stretched valuations and crowded positioning in big tech. For the full year, the U.K. (-22%), Asia Pacific ex Japan (-8%), Canada (-5%) and Europe ex U.K. (-4%) notably lagged. Emerging markets (+9%) and Japan (+1%) outperformed. By sector, energy (-38%), financials and real estate (-20% each) lagged, whereas information technology (+ 25%) and communication services (+15%) topped the index.

Comments from Portfolio Manager Adam Kutas:  For the fiscal year ending October 30, 2020, the fund's share classes posted returns in the range of about -19% to -18%, trailing the -17.97% result of the benchmark MSCI EM Europe, Mid East, Africa Index (Net MA). By sector, stock picks in the energy and financials sectors, as well as an overweighting in consumer staples, contributed. A non-benchmark stake in DRDGOLD (+121%) added more value than any other position. Other notable contributors included an overweighting in Abdullah al Othaim Markets (+100%) and an outsized stake in AngloGold Ashanti (+3%). We reduced the fund’s stakes in DRDGOLD and Abdullah al Othaim Markets by period end. Conversely, picks in the consumer discretionary sector and positioning in industrials detracted from the fund's relative result. The fund's largest individual relative detractor was our lighter-than-benchmark stake in Naspers, which gained about 36% the past year. The company was the fund’s largest holding as of October 31. Also holding back performance was an overweighting in Eurobank Ergasais, which returned -66%. By sector, meaningful changes in positioning included increased exposure to consumer discretionary and a lower allocation to energy.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On January 1, 2021, the fund will close to new accounts.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2020
South Africa	39.0%
Saudi Arabia	19.6%
Russia	17.7%
Netherlands	3.3%
Romania	2.8%
Qatar	2.7%
Nigeria	2.6%
United Kingdom	2.2%
Kenya	1.7%
Other*	8.4%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2020

% of fund's net assets
Stocks	99.3
Short-Term Investments and Net Other Assets (Liabilities)	0.7

Top Ten Stocks as of October 31, 2020

% of fund's net assets
Naspers Ltd. Class N (South Africa, Internet & Direct Marketing Retail)	9.3
Al Rajhi Bank (Saudi Arabia, Banks)	4.7
Sberbank of Russia (Russia, Banks)	4.4
SABIC (Saudi Arabia, Chemicals)	4.3
Gazprom OAO (Russia, Oil, Gas & Consumable Fuels)	4.2
AngloGold Ashanti Ltd. (South Africa, Metals & Mining)	3.6
Saudi Arabian Oil Co. (Saudi Arabia, Oil, Gas & Consumable Fuels)	3.3
National Commercial Bank (Saudi Arabia, Banks)	3.2
MMC Norilsk Nickel PJSC (Russia, Metals & Mining)	3.1
Vodacom Group Ltd. (South Africa, Wireless Telecommunication Services)	2.6
42.7

Top Market Sectors as of October 31, 2020

% of fund's net assets
Financials	25.4
Materials	17.3
Energy	15.5
Consumer Discretionary	15.4
Consumer Staples	11.9
Communication Services	7.1
Industrials	3.4
Health Care	1.9
Information Technology	1.2
Real Estate	0.2

Market Sectors may include more than one industry category.
The Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the emerging Europe, Middle East and Africa markets. As of October 31, 2020, the Fund did not have more than 25% of its total assets invested in any one industry.

Schedule of Investments October 31, 2020

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value
Cyprus - 0.3%
Purcari Wineries PLC (a)	40,000	$200,273
Greece - 1.6%
EFG Eurobank Ergasias SA (a)	897,200	297,490
Jumbo SA	26,536	370,862
Sarantis SA	34,100	335,588

TOTAL GREECE		1,003,940

Hungary - 0.6%
Richter Gedeon PLC	18,000	367,168
Iceland - 1.5%
Festi hf	460,100	492,469
Siminn HF	8,100,000	427,177

TOTAL ICELAND		919,646

Kenya - 1.7%
Safaricom Ltd.	3,735,944	1,059,319
Kuwait - 1.2%
Mobile Telecommunication Co.	412,200	789,893
Netherlands - 3.3%
X5 Retail Group NV GDR (Reg. S)	44,100	1,549,674
Yandex NV Series A (a)	9,600	552,672

TOTAL NETHERLANDS		2,102,346

Nigeria - 2.6%
Guaranty Trust Bank PLC	9,963,598	838,187
Nigerian Breweries PLC	6,192,722	833,540

TOTAL NIGERIA		1,671,727

Qatar - 2.7%
Qatar Fuel Co.	155,000	732,216
Qatar Gas Transport Co. Ltd. (Nakilat) (a)	1,279,200	945,083

TOTAL QATAR		1,677,299

Romania - 2.8%
Banca Transilvania SA	2,064,623	934,800
BRD-Groupe Societe Generale	308,935	842,220

TOTAL ROMANIA		1,777,020

Russia - 17.7%
Detsky Mir PJSC (b)	198,600	274,987
Gazprom OAO	1,348,713	2,627,801
Lukoil PJSC	24,100	1,232,018
Lukoil PJSC sponsored ADR	12,995	663,525
MMC Norilsk Nickel PJSC	8,300	1,975,463
Moscow Exchange MICEX-RTS OAO	372,000	627,463
NOVATEK OAO	76,600	920,815
Sberbank of Russia	1,105,550	2,801,970

TOTAL RUSSIA		11,124,042

Saudi Arabia - 19.6%
Abdullah Al Othaim Markets Co.	13,200	461,083
Al Rajhi Bank	169,130	2,967,430
Aldrees Petroleum and Transport Services Co.	26,500	448,697
Bupa Arabia for Cooperative Insurance Co. (a)	28,700	877,002
Dr Sulaiman Alabama Habib Medical Services Group Co.	9,500	239,128
Jarir Marketing Co.	5,000	230,915
National Commercial Bank	193,300	2,012,736
SABIC	112,900	2,709,383
Saudi Arabian Oil Co.	228,700	2,055,086
Saudi Dairy & Foodstuffs Co.	7,000	316,561

TOTAL SAUDI ARABIA		12,318,021

Slovenia - 0.9%
Krka dd Novo mesto	6,500	582,907
South Africa - 39.0%
African Rainbow Minerals Ltd.	43,300	609,044
Anglo American Platinum Ltd.	23,000	1,522,944
AngloGold Ashanti Ltd.	98,600	2,272,283
AVI Ltd.	151,600	686,624
Capitec Bank Holdings Ltd.	19,538	1,373,124
Cashbuild Ltd.	67,500	913,297
City Lodge Hotels Ltd.	4,914,000	764,741
Clicks Group Ltd.	61,583	890,700
Distell Group Holdings Ltd.	84,300	421,631
DRDGOLD Ltd.	1,260,214	1,393,869
Imperial Holdings Ltd.	328,100	695,776
Italtile Ltd.	220,000	177,301
JSE Ltd.	70,000	467,066
KAP Industrial Holdings Ltd. (a)	4,195,700	597,395
Massmart Holdings Ltd. (a)	277,000	562,586
Nampak Ltd. (a)	1,322,200	69,475
Naspers Ltd. Class N	30,003	5,857,415
PSG Group Ltd.	271,700	878,080
Shoprite Holdings Ltd.	88,000	700,564
Spar Group Ltd.	58,600	621,224
Standard Bank Group Ltd.	221,386	1,447,619
Vodacom Group Ltd.	214,000	1,612,700

TOTAL SOUTH AFRICA		24,535,458

United Arab Emirates - 1.6%
Abu Dhabi National Oil Co. for Distribution PJSC	595,231	542,865
Aldar Properties PJSC	150,000	111,893
Dubai Financial Market PJSC (a)	1,467,402	334,377

TOTAL UNITED ARAB EMIRATES		989,135

United Kingdom - 2.2%
Antofagasta PLC	30,000	400,115
Georgia Capital PLC (a)	47,500	227,684
Network International Holdings PLC (a)(b)	98,000	282,357
Shenzhen Transsion Holdings Co. Ltd. (UBS AG London Branch Bank Warrant Program) Class A warrants 7/14/22 (a)(b)	25,000	458,187

TOTAL UNITED KINGDOM		1,368,343

TOTAL COMMON STOCKS
(Cost $59,083,335)		62,486,537
TOTAL INVESTMENT IN SECURITIES - 99.3%
(Cost $59,083,335)		62,486,537
NET OTHER ASSETS (LIABILITIES) - 0.7%		430,326
NET ASSETS - 100%		$62,916,863

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,015,531 or 1.6% of net assets.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$4,639
Fidelity Securities Lending Cash Central Fund	12,648
Total	$17,287

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$4,441,761	$2,829,061	$1,612,700	$--
Consumer Discretionary	9,624,852	1,912,098	7,712,754	--
Consumer Staples	7,580,048	3,696,719	3,883,329	--
Energy	9,625,241	5,765,422	3,859,819	--
Financials	16,049,168	9,959,389	6,089,779	--
Health Care	1,189,203	1,189,203	--	--
Industrials	2,171,251	--	2,171,251	--
Information Technology	740,544	282,357	458,187	--
Materials	10,952,576	3,109,498	7,843,078	--
Real Estate	111,893	111,893	--	--
Total Investments in Securities:	$62,486,537	$28,855,640	$33,630,897	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $59,083,335)		$62,486,537
Foreign currency held at value (cost $133,230)		133,233
Receivable for investments sold		926,955
Receivable for fund shares sold		12,912
Dividends receivable		43,338
Distributions receivable from Fidelity Central Funds		62
Prepaid expenses		139
Other receivables		964
Total assets		63,604,140
Liabilities
Payable to custodian bank	$120,041
Payable for investments purchased	367,223
Payable for fund shares redeemed	108,692
Accrued management fee	48,953
Distribution and service plan fees payable	2,770
Other affiliated payables	17,340
Other payables and accrued expenses	22,258
Total liabilities		687,277
Net Assets		$62,916,863
Net Assets consist of:
Paid in capital		$74,538,762
Total accumulated earnings (loss)		(11,621,899)
Net Assets		$62,916,863
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($3,918,043 ÷ 498,758 shares)(a)		$7.86
Maximum offering price per share (100/94.25 of $7.86)		$8.34
Class M:
Net Asset Value and redemption price per share ($1,641,146 ÷ 209,907 shares)(a)		$7.82
Maximum offering price per share (100/96.50 of $7.82)		$8.10
Class C:
Net Asset Value and offering price per share ($1,369,956 ÷ 174,799 shares)(a)		$7.84
Emerging Europe, Middle East, Africa (EMEA):
Net Asset Value, offering price and redemption price per share ($39,750,613 ÷ 5,053,193 shares)		$7.87
Class I:
Net Asset Value, offering price and redemption price per share ($16,237,105 ÷ 2,071,429 shares)		$7.84

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2020
Investment Income
Dividends		$3,473,936
Non-Cash dividends		1,039,935
Income from Fidelity Central Funds (including $12,648 from security lending)		17,287
Income before foreign taxes withheld		4,531,158
Less foreign taxes withheld		(339,494)
Total income		4,191,664
Expenses
Management fee	$659,452
Transfer agent fees	211,444
Distribution and service plan fees	39,709
Accounting fees	43,690
Custodian fees and expenses	77,255
Independent trustees' fees and expenses	513
Registration fees	76,006
Audit	66,948
Legal	1,027
Miscellaneous	3,625
Total expenses before reductions	1,179,669
Expense reductions	(43,390)
Total expenses after reductions		1,136,279
Net investment income (loss)		3,055,385
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(4,286,860)
Fidelity Central Funds	25
Foreign currency transactions	(75,536)
Total net realized gain (loss)		(4,362,371)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(18,548,225)
Assets and liabilities in foreign currencies	(8,523)
Total change in net unrealized appreciation (depreciation)		(18,556,748)
Net gain (loss)		(22,919,119)
Net increase (decrease) in net assets resulting from operations		$(19,863,734)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2020	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,055,385	$5,134,259
Net realized gain (loss)	(4,362,371)	3,156,801
Change in net unrealized appreciation (depreciation)	(18,556,748)	6,962,341
Net increase (decrease) in net assets resulting from operations	(19,863,734)	15,253,401
Distributions to shareholders	(4,884,674)	(2,353,924)
Share transactions - net increase (decrease)	(19,465,201)	(3,268,959)
Total increase (decrease) in net assets	(44,213,609)	9,630,518
Net Assets
Beginning of period	107,130,472	97,499,954
End of period	$62,916,863	$107,130,472

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund Class A

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$10.01	$8.87	$9.39	$8.13	$7.49
Income from Investment Operations
Net investment income (loss)A	.29B	.43C	.25	.12	.14
Net realized and unrealized gain (loss)	(2.00)	.90	(.63)	1.22	.61
Total from investment operations	(1.71)	1.33	(.38)	1.34	.75
Distributions from net investment income	(.44)	(.18)	(.13)	(.09)	(.11)
Distributions from net realized gain	–	–D	(.01)	–	–
Total distributions	(.44)	(.19)E	(.14)	(.09)	(.11)
Redemption fees added to paid in capitalA	–	–	–D	.01	–D
Net asset value, end of period	$7.86	$10.01	$8.87	$9.39	$8.13
Total ReturnF,G	(17.88)%	15.21%	(4.17)%	16.69%	10.22%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.62%	1.57%	1.59%	1.63%	1.69%
Expenses net of fee waivers, if any	1.57%	1.57%	1.59%	1.62%	1.65%
Expenses net of all reductions	1.56%	1.56%	1.57%	1.61%	1.64%
Net investment income (loss)	3.44%B	4.54%C	2.49%	1.41%	1.90%
Supplemental Data
Net assets, end of period (000 omitted)	$3,918	$5,497	$5,034	$5,538	$7,867
Portfolio turnover rateJ	55%	49%	39%	47%	54%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend which amounted to $.10 per share. Excluding such non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.20%.

 C Net investment income per share reflects one or more large, non-recurring dividend which amounted to $.19 per share. Excluding such non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.51%.

 D Amount represents less than $.005 per share.

 E Total distributions per share do not sum due to rounding.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund Class M

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$9.96	$8.82	$9.35	$8.10	$7.44
Income from Investment Operations
Net investment income (loss)A	.27B	.40C	.22	.10	.12
Net realized and unrealized gain (loss)	(2.01)	.90	(.63)	1.21	.61
Total from investment operations	(1.74)	1.30	(.41)	1.31	.73
Distributions from net investment income	(.40)	(.16)	(.11)	(.07)	(.07)
Distributions from net realized gain	–	–D	(.01)	–	–
Total distributions	(.40)	(.16)	(.12)	(.07)	(.07)
Redemption fees added to paid in capitalA	–	–	–D	.01	–D
Net asset value, end of period	$7.82	$9.96	$8.82	$9.35	$8.10
Total ReturnE,F	(18.19)%	15.00%	(4.51)%	16.40%	9.98%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.90%	1.89%	1.92%	1.95%	2.00%
Expenses net of fee waivers, if any	1.84%	1.88%	1.90%	1.90%	1.90%
Expenses net of all reductions	1.83%	1.87%	1.88%	1.88%	1.89%
Net investment income (loss)	3.16%B	4.23%C	2.18%	1.14%	1.65%
Supplemental Data
Net assets, end of period (000 omitted)	$1,641	$2,272	$2,153	$2,490	$2,580
Portfolio turnover rateI	55%	49%	39%	47%	54%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend which amounted to $.10 per share. Excluding such non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.93%.

 C Net investment income per share reflects one or more large, non-recurring dividend which amounted to $.19 per share. Excluding such non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.20%.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund Class C

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$9.96	$8.80	$9.30	$8.06	$7.39
Income from Investment Operations
Net investment income (loss)A	.23B	.36C	.17	.06	.09
Net realized and unrealized gain (loss)	(2.02)	.89	(.62)	1.20	.60
Total from investment operations	(1.79)	1.25	(.45)	1.26	.69
Distributions from net investment income	(.33)	(.09)	(.04)	(.03)	(.02)
Distributions from net realized gain	–	–D	(.01)	–	–
Total distributions	(.33)	(.09)	(.05)	(.03)	(.02)
Redemption fees added to paid in capitalA	–	–	–D	.01	–D
Net asset value, end of period	$7.84	$9.96	$8.80	$9.30	$8.06
Total ReturnE,F	(18.58)%	14.37%	(4.92)%	15.85%	9.33%
Ratios to Average Net AssetsG,H
Expenses before reductions	2.40%	2.37%	2.38%	2.42%	2.47%
Expenses net of fee waivers, if any	2.34%	2.37%	2.38%	2.39%	2.40%
Expenses net of all reductions	2.33%	2.35%	2.37%	2.37%	2.39%
Net investment income (loss)	2.66%B	3.75%C	1.69%	.65%	1.15%
Supplemental Data
Net assets, end of period (000 omitted)	$1,370	$2,424	$2,845	$4,336	$6,269
Portfolio turnover rateI	55%	49%	39%	47%	54%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend which amounted to $.10 per share. Excluding such non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.43%.

 C Net investment income per share reflects one or more large, non-recurring dividend which amounted to $.19 per share. Excluding such non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.72%.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$10.03	$8.88	$9.41	$8.14	$7.50
Income from Investment Operations
Net investment income (loss)A	.31B	.46C	.27	.15	.16
Net realized and unrealized gain (loss)	(2.01)	.91	(.63)	1.21	.61
Total from investment operations	(1.70)	1.37	(.36)	1.36	.77
Distributions from net investment income	(.46)	(.21)	(.16)	(.10)	(.13)
Distributions from net realized gain	–	–D	(.01)	–	–
Total distributions	(.46)	(.22)E	(.17)	(.10)	(.13)
Redemption fees added to paid in capitalA	–	–	–D	.01	–D
Net asset value, end of period	$7.87	$10.03	$8.88	$9.41	$8.14
Total ReturnF	(17.74)%	15.68%	(4.00)%	17.04%	10.54%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.34%	1.31%	1.34%	1.38%	1.46%
Expenses net of fee waivers, if any	1.31%	1.31%	1.34%	1.38%	1.40%
Expenses net of all reductions	1.30%	1.30%	1.32%	1.37%	1.39%
Net investment income (loss)	3.69%B	4.80%C	2.74%	1.66%	2.15%
Supplemental Data
Net assets, end of period (000 omitted)	$39,751	$74,522	$82,387	$80,392	$76,193
Portfolio turnover rateI	55%	49%	39%	47%	54%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend which amounted to $.11 per share. Excluding such non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.46%.

 C Net investment income per share reflects one or more large, non-recurring dividend which amounted to $.19 per share. Excluding such non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.77%.

 D Amount represents less than $.005 per share.

 E Total distributions per share do not sum due to rounding.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund Class I

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$10.00	$8.88	$9.40	$8.14	$7.50
Income from Investment Operations
Net investment income (loss)A	.31B	.45C	.28	.16	.17
Net realized and unrealized gain (loss)	(1.99)	.90	(.62)	1.20	.61
Total from investment operations	(1.68)	1.35	(.34)	1.36	.78
Distributions from net investment income	(.48)	(.22)	(.17)	(.11)	(.14)
Distributions from net realized gain	–	–D	(.01)	–	–
Total distributions	(.48)	(.23)E	(.18)	(.11)	(.14)
Redemption fees added to paid in capitalA	–	–	–D	.01	–D
Net asset value, end of period	$7.84	$10.00	$8.88	$9.40	$8.14
Total ReturnF	(17.70)%	15.45%	(3.80)%	17.01%	10.69%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.39%	1.36%	1.24%	1.27%	1.31%
Expenses net of fee waivers, if any	1.33%	1.36%	1.24%	1.27%	1.31%
Expenses net of all reductions	1.32%	1.34%	1.23%	1.26%	1.30%
Net investment income (loss)	3.68%B	4.76%C	2.83%	1.77%	2.24%
Supplemental Data
Net assets, end of period (000 omitted)	$16,237	$22,415	$5,080	$6,891	$5,807
Portfolio turnover rateI	55%	49%	39%	47%	54%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend which amounted to $.10 per share. Excluding such non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.44%.

 C Net investment income per share reflects one or more large, non-recurring dividend which amounted to $.19 per share. Excluding such non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.73%.

 D Amount represents less than $.005 per share.

 E Total distributions per share do not sum due to rounding.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2020

1. Organization.

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Emerging Europe, Middle East, Africa (EMEA) and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

Effective January 1, 2021, the Fund will be closed to new accounts with certain exceptions.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations in "Non-cash dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$13,628,876
Gross unrealized depreciation	(10,886,866)
Net unrealized appreciation (depreciation)	$2,742,010
Tax Cost	$59,744,527

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,275,693
Capital loss carryforward	$(16,445,112)
Net unrealized appreciation (depreciation) on securities and other investments	$2,733,870

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(8,146,534)
Long-term	(8,298,578)
Total capital loss carryforward	$(16,445,112)

The tax character of distributions paid was as follows:

	October 31, 2020	October 31, 2019
Ordinary Income	$4,884,674	$ 2,353,924

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	45,840,954	66,083,597

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .79% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$11,161	$174
Class M	.25%	.25%	9,380	216
Class C	.75%	.25%	19,168	601
			$39,709	$991

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$475
Class M	571
Class C(a)	7
$1,053

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$11,773.26
Class M	5,470.29
Class C	5,489.29
Emerging Europe, Middle East, Africa (EMEA)	133,446.24
Class I	55,266.28
	$211,444

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	.05

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	$142

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	$209

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	$4	$–	$–

8. Expense Reductions.

The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through February 28, 2022. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.65% / 1.55%(a)	$1,926
Class M	1.90% / 1.80%(a)	953
Class C	2.40% / 2.30%(a)	1,075
Emerging Europe, Middle East, Africa (EMEA)	1.40% / 1.30%(a)	16,444
Class I	1.40% / 1.30%(a)	11,161
		$31,559

 (a) Expense limitation effective February 1, 2020.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $7,085 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $434.

In addition, during the period the investment adviser or an affiliate reimbursed the Fund $4,312 for an operational error which is included in the accompanying Statement of Operations.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2020	Year ended October 31, 2019
Distributions to shareholders
Class A	$240,672	$99,906
Class M	91,270	40,149
Class C	79,886	29,829
Emerging Europe, Middle East, Africa (EMEA)	3,440,635	1,999,708
Class I	1,032,211	184,332
Total	$4,884,674	$2,353,924

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2020	Year ended October 31, 2019	Year ended October 31, 2020	Year ended October 31, 2019
Class A
Shares sold	68,472	83,951	$570,865	$792,142
Reinvestment of distributions	24,754	11,024	237,390	98,665
Shares redeemed	(143,494)	(113,793)	(1,119,939)	(1,083,165)
Net increase (decrease)	(50,268)	(18,818)	$(311,684)	$(192,358)
Class M
Shares sold	22,557	18,323	$197,215	$172,236
Reinvestment of distributions	9,528	4,497	91,186	40,115
Shares redeemed	(50,418)	(38,654)	(409,200)	(363,904)
Net increase (decrease)	(18,333)	(15,834)	$(120,799)	$(151,553)
Class C
Shares sold	44,541	16,370	$320,292	$153,563
Reinvestment of distributions	7,201	2,996	69,414	26,845
Shares redeemed	(120,427)	(99,392)	(937,777)	(928,396)
Net increase (decrease)	(68,685)	(80,026)	$(548,071)	$(747,988)
Emerging Europe, Middle East, Africa (EMEA)
Shares sold	1,288,092	2,923,695	$11,148,587	$27,670,486
Reinvestment of distributions	331,610	208,558	3,180,144	1,864,507
Shares redeemed	(3,999,313)	(4,975,055)	(31,723,665)	(47,144,605)
Net increase (decrease)	(2,379,611)	(1,842,802)	$(17,394,934)	$(17,609,612)
Class I
Shares sold	1,707,215	2,259,653	$13,961,194	$21,094,519
Reinvestment of distributions	93,311	16,413	891,116	146,566
Shares redeemed	(1,969,603)	(607,935)	(15,942,023)	(5,808,533)
Net increase (decrease)	(169,077)	1,668,131	$(1,089,713)	$15,432,552

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

13. Proposed Reorganization.

The Board of Trustees of the Fund approved an Agreement and Plan of Reorganization (the Agreement) between the Fund and Fidelity Emerging Markets Fund. The Agreement provides for the transfer of all the assets and the assumption of all the liabilities of the Fund in exchange for corresponding shares of Fidelity Emerging Markets Fund equal in value to the net assets of the Fund on the day the reorganization is effective.

A meeting of shareholders of the Fund is expected to be held during the second quarter of 2021 to vote on the reorganization. If approved by shareholders, the reorganization is expected to become effective on or about May 14, 2021. The reorganization is expected to qualify as a tax-free transaction for federal income tax purposes with no gain or loss recognized by the funds or their shareholders.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 14, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 305 funds. Mr. Chiel oversees 174 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Co-Lead Independent Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Co-Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Lloyd James Austin, III (1953)

Year of Election or Appointment: 2020

Member of the Advisory Board

General Austin also serves as a Member of the Advisory Board of other Fidelity® funds. Prior to his retirement, General Austin (United States Army, Retired) held a variety of positions within the U.S. Government, including Commander, U.S. Central Command (2013-2016), Vice Chief of Staff, U.S. Army (2012-2013) and Commanding General, U.S. Forces – Iraq, Operation New Dawn (2010-2012). General Austin currently serves as a Partner of Pine Island Capital Partners (private equity, 2020-present) and as President of the Austin Strategy Group LLC (consulting, 2016-present). General Austin serves as a member of the Board of Directors of Nucor Corporation (steel products, 2017-present), as a member of the Board of Directors of Tenet Healthcare Corporation (2018-present) and as a member of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). In addition, General Austin currently serves as a member of the Board of Trustees of the Carnegie Corporation of New York (2017-present) and as a member of the Board of Trustees of Auburn University (2017-present). Previously, General Austin served as a member of the Board of Directors of United Technologies Corporation (aerospace, defense and building, 2016-2020).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2020

Member of the Advisory Board

Mr. Kennedy also serves as a Member of the Advisory Board of other Fidelity® funds. Previously, Mr. Kennedy held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2020 to October 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period-B May 1, 2020 to October 31, 2020
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund
Class A	1.55%
Actual		$1,000.00	$1,097.80	$8.17
Hypothetical-C		$1,000.00	$1,017.34	$7.86
Class M	1.80%
Actual		$1,000.00	$1,095.20	$9.48
Hypothetical-C		$1,000.00	$1,016.09	$9.12
Class C	2.30%
Actual		$1,000.00	$1,093.40	$12.10
Hypothetical-C		$1,000.00	$1,013.57	$11.64
Emerging Europe, Middle East, Africa (EMEA)	1.30%
Actual		$1,000.00	$1,099.20	$6.86
Hypothetical-C		$1,000.00	$1,018.60	$6.60
Class I	1.30%
Actual		$1,000.00	$1,098.00	$6.86
Hypothetical-C		$1,000.00	$1,018.60	$6.60

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

Class A designates 85%, Class M designates 92%, Class C designates 100%, Emerging Europe, Middle East Africa (EMEA) designates 81%, and Class I designates 80% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund
Class A	12/09/19	$0.504	$0.065
Class M	12/09/19	$0.467	$0.065
Class C	12/09/19	$0.396	$0.065
Emerging Europe, Middle East Africa (EMEA)	12/09/19	$0.529	$0.065
Class I	12/09/19	$0.540	$0.065

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	91,643,443,973.030	98.167
Withheld	1,711,119,384.419	1.833
TOTAL	93,354,563,357.449	100.000
Donald F. Donahue
Affirmative	91,659,003,496.045	98.184
Withheld	1,695,559,852.789	1.816
TOTAL	93,354,563,357.449	100.000
Bettina Doulton
Affirmative	91,774,146,516.145	98.307
Withheld	1,580,416,862.377	1.693
TOTAL	93,354,563,357.449	100.000
Vicki L. Fuller
Affirmative	91,845,419,368.993	98.383
Withheld	1,509,143,998.591	1.617
TOTAL	93,354,563,357.449	100.00
Patricia L. Kampling
Affirmative	91,723,732,274.457	98.253
Withheld	1,630,831,098.411	1.747
TOTAL	93,354,563,357.449	100.000
Alan J. Lacy
Affirmative	91,490,319,407.772	98.003
Withheld	1,864,243,948.299	1.997
TOTAL	93,354,563,357.449	100.000
Ned C. Lautenbach
Affirmative	91,285,367,239.075	97.784
Withheld	2,069,196,119.052	2.216
TOTAL	93,354,563,357.449	100.000
Robert A. Lawrence
Affirmative	91,556,271,429.466	98.074
Withheld	1,798,291,912.707	1.926
TOTAL	93,354,563,357.449	100.000
Joseph Mauriello
Affirmative	91,497,480,147.082	98.011
Withheld	1,857,083,211.045	1.989
TOTAL	93,354,563,357.449	100.000
Cornelia M. Small
Affirmative	91,606,808,161.438	98.128
Withheld	1,747,755,220.497	1.872
TOTAL	93,354,563,357.449	100.000
Garnett A. Smith
Affirmative	91,505,784,053.038	98.020
Withheld	1,848,779,305.090	1.980
TOTAL	93,354,563,357.449	100.000
David M. Thomas
Affirmative	91,536,969,704.881	98.053
Withheld	1,817,593,630.919	1.947
TOTAL	93,354,563,357.449	100.000
Susan Tomasky
Affirmative	91,697,125,678.165	98.225
Withheld	1,657,437,703.277	1.775
TOTAL	93,354,563,357.449	100.000
Michael E. Wiley
Affirmative	91,506,805,575.815	98.021
Withheld	1,847,757,759.985	1.979
TOTAL	93,354,563,357.449	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	28,805,901.093	71.003
Against	3,848,496.948	9.486
Abstain	3,009,461.624	7.418
Broker Non-Vote	4,906,260.912	12.093
TOTAL	40,570,120.576	100.000
Proposal 1 reflects trust wide proposal and voting results.

EME-ANN-1220
1.861972.112

Fidelity® Series Emerging Markets Fund

Fidelity® Series Emerging Markets Opportunities Fund

Fidelity® Series International Growth Fund

Fidelity® Series International Small Cap Fund

Fidelity® Series International Value Fund

Annual Report

October 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Fidelity® Series Emerging Markets Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Series Emerging Markets Opportunities Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Series International Growth Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Series International Small Cap Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Series International Value Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action – to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Fidelity® Series Emerging Markets Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2020	Past 1 year	Life of fundA
Fidelity® Series Emerging Markets Fund	4.16%	(0.39)%

 A From August 29, 2018

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Emerging Markets Fund on August 29, 2018, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Period Ending Values
$9,916	Fidelity® Series Emerging Markets Fund
$10,855	MSCI Emerging Markets Index

Fidelity® Series Emerging Markets Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned -2.46% for the 12 months ending October 31, 2020, in what was a bumpy ride for non-U.S. equities, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a sharp upturn. Declared a pandemic on March 11, the crisis and containment efforts caused broad contraction in economic activity, elevated volatility and dislocation in financial markets. A historically rapid and expansive monetary- and fiscal-policy response around the world provided a partial offset to the economic disruption. Other supporting factors included resilient corporate earnings and near-term potential for a COVID-19 vaccine breakthrough. This was evident in the index’s 12.28% gain in the final six months of the year. Currency fluctuation generally boosted foreign developed-markets equities for the year, while the reverse was true for emerging-markets stocks. Late in the period, the index was pressured by a second wave of COVID-19 cases in some regions, and stretched valuations and crowded positioning in big tech. For the full year, the U.K. (-22%), Asia Pacific ex Japan (-8%), Canada (-5%) and Europe ex U.K. (-4%) notably lagged. Emerging markets (+9%) and Japan (+1%) outperformed. By sector, energy (-38%), financials and real estate (-20% each) lagged, whereas information technology (+ 25%) and communication services (+15%) topped the index.

Comments from Portfolio Manager John Chow:  For the fiscal year ending October 31, 2020, the fund gained 4.16%, trailing the 8.27% result of the benchmark MSCI Emerging Markets (Net MA) index. From a regional standpoint, an underweighting in China, along with stock picks in India, South Korea and Hong Kong, hurt the fund's relative result. Among sectors, security selection was the primary detractor versus the benchmark, especially within the financials sector, followed by information technology, communication services and real estate. The biggest individual relative detractor was an underweight position in Alibaba Group Holding (+39%), which was among our biggest holdings. Also hampering relative performance was our out-of-benchmark position in Pilipinas Shell Petroleum (-50%). Lastly, Amorepacific, which I sold, returned approximately -36% while we held it and further pressured the portfolio’s result versus the benchmark. In contrast, stock picks in China and Taiwan contributed most to the fund's relative result. By sector, the top contributor to performance versus the benchmark was security selection in industrials, primarily driven by the capital goods industry. An underweighting in utilities and picks among consumer discretionary stocks also lifted the fund's relative result. The largest individual relative contributor was our outsized stake in Vinda International Holdings, which gained about 48%. This is a position that was sold the past year. Also helping performance was our outsized stake in Shenzhen Inovance Technology, which gained roughly 158%, though we decreased our position in the company the past 12 months. Another notable relative contributor was our overweighting in JD.com (+168%). Notable changes in positioning include a higher allocation to China and South Korea. By sector, meaningful changes in positioning include increased exposure to consumer discretionary and a lower allocation to industrials.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Series Emerging Markets Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2020
Cayman Islands	30.0%
China	13.5%
Korea (South)	12.7%
Taiwan	10.1%
India	9.4%
Brazil	5.8%
United States of America*	3.9%
South Africa	3.1%
Mexico	1.8%
Other	9.7%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2020

% of fund's net assets
Stocks and Equity Futures	98.1
Short-Term Investments and Net Other Assets (Liabilities)	1.9

Top Ten Stocks as of October 31, 2020

% of fund's net assets
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	9.2
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	7.5
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	6.2
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	4.6
Reliance Industries Ltd. (India, Oil, Gas & Consumable Fuels)	2.9
JD.com, Inc. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	2.2
Meituan Class B (Cayman Islands, Internet & Direct Marketing Retail)	2.0
MediaTek, Inc. (Taiwan, Semiconductors & Semiconductor Equipment)	1.9
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares) (China, Health Care Equipment & Supplies)	1.6
LG Chemical Ltd. (Korea (South), Chemicals)	1.5
39.6

Top Market Sectors as of October 31, 2020

% of fund's net assets
Consumer Discretionary	20.4
Information Technology	18.9
Financials	17.6
Communication Services	12.9
Energy	5.7
Consumer Staples	5.9
Materials	5.5
Industrials	3.6
Health Care	3.5
Real Estate	1.3

Fidelity® Series Emerging Markets Fund

Schedule of Investments October 31, 2020

Showing Percentage of Net Assets

Common Stocks - 94.2%
	Shares	Value
Bermuda - 0.6%
China Gas Holdings Ltd.	5,503,200	$16,859,207
Brazil - 4.0%
Azul SA sponsored ADR (a)(b)	114,460	1,356,351
B2W Companhia Global do Varejo (a)	228,000	2,989,695
Banco do Brasil SA	1,202,400	6,244,655
BM&F BOVESPA SA	3,413,400	30,368,698
Natura & Co. Holding SA	3,550,766	28,527,665
Petroleo Brasileiro SA - Petrobras (ON)	5,770,000	19,106,127
Rumo SA (a)	2,323,670	7,427,062
Suzano Papel e Celulose SA (a)	1,722,000	15,020,364
Vale SA	874,000	9,222,928

TOTAL BRAZIL		120,263,545

Cayman Islands - 30.0%
Airtac International Group	622,000	16,697,403
Alibaba Group Holding Ltd. sponsored ADR (a)	899,570	274,089,982
Anta Sports Products Ltd.	471,000	5,182,367
Baidu.com, Inc. sponsored ADR (a)	119,305	15,873,530
Bilibili, Inc. ADR (a)	415,300	18,551,451
China Yongda Automobiles Services Holdings Ltd.	11,391,000	16,103,884
Ctrip.com International Ltd. ADR (a)	494,800	14,230,448
Hansoh Pharmaceutical Group Co. Ltd. (a)(c)	1,932,325	8,611,652
JD.com, Inc.:
Class A	330,450	13,478,566
sponsored ADR (a)	627,522	51,155,593
Li Ning Co. Ltd.	5,334,500	27,524,025
Longfor Properties Co. Ltd. (c)	1,855,500	10,136,140
Meituan Class B (a)	1,633,800	60,736,686
NetEase, Inc. ADR	126,955	11,018,424
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	173,860	27,883,667
Pinduoduo, Inc. ADR (a)	156,300	14,063,874
Shenzhou International Group Holdings Ltd.	553,400	9,558,241
Sino Biopharmaceutical Ltd.	4,523,000	4,562,381
Sunny Optical Technology Group Co. Ltd.	1,274,500	21,075,898
TAL Education Group ADR (a)	151,700	10,081,982
Tencent Holdings Ltd.	2,944,025	224,940,156
Xiaomi Corp. Class B (a)(c)	4,739,200	13,478,451
XPeng, Inc. ADR (a)(b)	692,400	13,418,712
Zai Lab Ltd. (a)	114,000	9,484,682
ZTO Express, Inc. (a)	216,000	6,385,966

TOTAL CAYMAN ISLANDS		898,324,161

Chile - 0.8%
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR (b)	614,815	22,754,303
China - 13.5%
Angel Yeast Co. Ltd. (A Shares)	2,519,214	19,913,954
Bank of China Ltd. (H Shares)	17,557,000	5,545,577
China Construction Bank Corp. (H Shares)	48,731,800	33,581,733
China Life Insurance Co. Ltd. (H Shares)	10,656,000	23,250,598
China Merchants Bank Co. Ltd. (H Shares)	3,644,500	18,945,289
China Oilfield Services Ltd. (H Shares)	12,968,000	7,795,018
China Pacific Insurance (Group) Co. Ltd. (H Shares)	1,250,800	3,896,397
China Petroleum & Chemical Corp. (H Shares)	14,228,000	5,555,622
Guangzhou Automobile Group Co. Ltd. (H Shares)	4,862,000	4,985,863
Haier Smart Home Co. Ltd. (A Shares)	1,705,000	6,351,303
Hangzhou Tigermed Consulting Co. Ltd. (H Shares) (a)(c)	950,200	15,259,581
Industrial & Commercial Bank of China Ltd. (H Shares)	29,448,000	16,722,476
Kweichow Moutai Co. Ltd. (A Shares)	56,276	14,076,152
Midea Group Co. Ltd. (A Shares)	2,279,964	26,637,460
Nongfu Spring Co. Ltd. (H Shares) (a)	1,192,400	5,460,200
Ping An Insurance Group Co. of China Ltd. (H Shares)	2,752,700	28,462,019
Sany Heavy Industry Co. Ltd. (A Shares)	8,234,114	32,035,064
Shanghai Bairun Investment Holding Group Co. Ltd. (A Shares)	2,170,236	21,659,335
Shenzhen Inovance Technology Co. Ltd. (A Shares)	2,708,860	26,070,157
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	810,128	46,947,605
Tsingtao Brewery Co. Ltd. (H Shares)	1,686,000	13,929,481
WuXi AppTec Co. Ltd. (H Shares) (c)	1,090,200	17,367,262
Yantai Jereh Oilfield Services (A Shares)	2,254,891	9,050,777

TOTAL CHINA		403,498,923

Hong Kong - 1.1%
China Mobile Ltd.	2,292,500	14,022,169
China Overseas Land and Investment Ltd.	4,038,500	10,106,017
CNOOC Ltd.	10,476,000	9,585,077

TOTAL HONG KONG		33,713,263

India - 9.4%
Axis Bank Ltd. (a)	3,880,115	25,567,169
Axis Bank Ltd. GDR (Reg. S) (a)	127,376	4,139,720
Bharti Airtel Ltd.	4,340,410	25,227,879
HDFC Bank Ltd.	200,000	3,175,029
HDFC Bank Ltd. sponsored ADR (a)	388,121	22,293,670
Hemisphere Properties India Ltd. (a)	5,529,302	5,053,804
Housing Development Finance Corp. Ltd.	1,214,379	31,317,937
ICICI Bank Ltd. (a)	3,880,372	20,289,761
Indraprastha Gas Ltd.	1,234,640	6,664,118
Infosys Ltd.	1,200,374	17,095,861
Kotak Mahindra Bank Ltd. (a)	714,976	14,831,949
Reliance Industries Ltd.	201,306	3,189,111
Reliance Industries Ltd.	3,019,600	83,220,842
Shriram Transport Finance Co. Ltd.	1,733,920	16,115,382
Tech Mahindra Ltd.	421,878	4,617,739

TOTAL INDIA		282,799,971

Indonesia - 1.4%
PT Bank Central Asia Tbk	12,545,000	24,684,242
PT Bank Mandiri (Persero) Tbk	47,070,700	18,335,493
PT Telekomunikasi Indonesia Tbk Series B	90	16

TOTAL INDONESIA		43,019,751

Korea (South) - 12.7%
Hana Financial Group, Inc.	810,009	21,832,347
Hyundai Fire & Marine Insurance Co. Ltd.	490,133	10,072,950
Hyundai Motor Co.	66,619	9,730,033
Kakao Corp.	22,365	6,507,124
KB Financial Group, Inc.	624,901	22,303,545
LG Chemical Ltd.	82,344	44,802,131
LG Household & Health Care Ltd.	4,364	5,773,444
LG Innotek Co. Ltd.	86,457	11,694,963
NAVER Corp.	23,342	5,959,437
POSCO	128,881	23,739,771
Samsung Electronics Co. Ltd.	2,752,993	138,077,316
Samsung SDI Co. Ltd.	91,312	35,892,190
SK Hynix, Inc.	630,834	44,654,991

TOTAL KOREA (SOUTH)		381,040,242

Mexico - 1.8%
Fomento Economico Mexicano S.A.B. de CV unit	892,908	4,785,834
Gruma S.A.B. de CV Series B	1,330,898	14,155,713
Grupo Aeroportuario Norte S.A.B. de CV (a)	1,629,300	7,352,455
Grupo Financiero Banorte S.A.B. de CV Series O (a)	4,975,456	22,166,306
Wal-Mart de Mexico SA de CV Series V	2,338,977	5,651,301

TOTAL MEXICO		54,111,609

Netherlands - 1.1%
X5 Retail Group NV GDR (Reg. S)	183,347	6,442,814
Yandex NV Series A (a)	438,682	25,254,923

TOTAL NETHERLANDS		31,697,737

Philippines - 0.8%
Ayala Land, Inc.	23,893,200	16,215,404
Pilipinas Shell Petroleum Corp. (a)	25,482,310	8,654,091

TOTAL PHILIPPINES		24,869,495

Poland - 0.8%
CD Projekt RED SA (a)	268,709	22,766,887
Qatar - 0.3%
Qatar National Bank SAQ	1,562,000	7,593,353
Russia - 1.5%
Lukoil PJSC	241,521	12,346,815
MMC Norilsk Nickel PJSC	28,287	6,732,522
Sberbank of Russia	10,205,367	25,865,073

TOTAL RUSSIA		44,944,410

South Africa - 3.1%
Absa Group Ltd.	1,990,529	10,700,068
AngloGold Ashanti Ltd.	540,364	12,452,938
Capitec Bank Holdings Ltd.	251,328	17,663,251
Impala Platinum Holdings Ltd.	3,060,086	27,235,757
Naspers Ltd. Class N	128,574	25,101,189

TOTAL SOUTH AFRICA		93,153,203

Taiwan - 10.1%
E.SUN Financial Holdings Co. Ltd.	13,666,299	11,607,923
eMemory Technology, Inc.	455,000	9,065,329
Hon Hai Precision Industry Co. Ltd. (Foxconn)	4,644,000	12,580,307
International Games Systems Co. Ltd.	548,000	14,404,418
Largan Precision Co. Ltd.	43,000	4,546,646
MediaTek, Inc.	2,380,000	56,403,230
Realtek Semiconductor Corp.	815,000	10,127,320
Taiwan Semiconductor Manufacturing Co. Ltd.	12,218,000	184,818,832

TOTAL TAIWAN		303,554,005

Thailand - 1.0%
CP ALL PCL (For. Reg.)	6,485,600	11,164,081
Thai Beverage PCL	44,499,500	18,924,232

TOTAL THAILAND		30,088,313

United Arab Emirates - 0.2%
National Bank of Abu Dhabi PJSC	1,882,569	5,873,498
TOTAL COMMON STOCKS
(Cost $2,345,769,760)		2,820,925,876

Nonconvertible Preferred Stocks - 1.9%
Brazil - 1.8%
Azul SA (a)	2,302,500	9,048,767
Banco Bradesco SA (PN)	1,545,920	5,431,513
Itau Unibanco Holding SA	6,069,500	24,836,720
Petroleo Brasileiro SA - Petrobras:
(PN) sponsored ADR (non-vtg.)	1,267,520	8,378,307
sponsored ADR	755,200	5,006,976

TOTAL BRAZIL		52,702,283

Chile - 0.1%
Sociedad Quimica y Minera de Chile SA (PN-B)	125,955	4,601,356
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $70,109,590)		57,303,639
	Principal Amount	Value

Government Obligations - 0.2%
United States of America - 0.2%
U.S. Treasury Bills, yield at date of purchase 0.09% to 0.1% 11/19/20 to 11/27/20 (Cost $5,539,634)(d)	5,540,000	5,539,685
	Shares	Value

Money Market Funds - 2.0%
Fidelity Cash Central Fund 0.10% (e)	39,076,032	39,083,848
Fidelity Securities Lending Cash Central Fund 0.11% (e)(f)	21,645,185	21,647,350
TOTAL MONEY MARKET FUNDS
(Cost $60,731,198)		60,731,198
TOTAL INVESTMENT IN SECURITIES - 98.3%
(Cost $2,482,150,182)		2,944,500,398
NET OTHER ASSETS (LIABILITIES) - 1.7%		51,374,590
NET ASSETS - 100%		$2,995,874,988

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	1,099	Dec. 2020	$60,549,405	$62,439	$62,439

The notional amount of futures purchased as a percentage of Net Assets is 2.0%

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $64,853,086 or 2.2% of net assets.

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $499,978.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$917,944
Fidelity Securities Lending Cash Central Fund	32,499
Total	$950,443

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases(a)	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
City Lodge Hotels Ltd.	$15,272,162	$712,913	$11,230,003	$--	$(15,147,367)	$10,392,295	$--
Delfi Ltd.	21,819,194	3,085,719	18,615,671	237,873	(9,156,310)	2,867,068	--
SH Kelkar & Co. Ltd.	16,015,747	--	8,082,069	105,930	(11,888,786)	3,955,108	--
TK Group Holdings Ltd.	18,251,918	1,372,722	12,872,824	403,262	(10,443,879)	3,692,063	--
Total	$71,359,021	$5,171,354	$50,800,567	$747,065	$(46,636,342)	$20,906,534	$--

 (a) Includes the value of securities received through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$384,526,414	$107,869,633	$276,656,781	$--
Consumer Discretionary	613,303,570	532,005,019	81,298,551	--
Consumer Staples	170,464,206	78,953,008	91,511,198	--
Energy	171,888,763	40,286,428	131,602,335	--
Financials	533,714,341	163,397,742	370,316,599	--
Health Care	102,233,163	55,285,558	46,947,605	--
Industrials	106,373,225	48,268,004	58,105,221	--
Information Technology	564,129,073	113,798,730	450,330,343	--
Materials	166,562,070	51,598,951	114,963,119	--
Real Estate	41,511,365	20,242,157	21,269,208	--
Utilities	23,523,325	16,859,207	6,664,118	--
Government Obligations	5,539,685	--	5,539,685	--
Money Market Funds	60,731,198	60,731,198	--	--
Total Investments in Securities:	$2,944,500,398	$1,289,295,635	$1,655,204,763	$--
Derivative Instruments:
Assets
Futures Contracts	$62,439	$62,439	$--	$--
Total Assets	$62,439	$62,439	$--	$--
Total Derivative Instruments:	$62,439	$62,439	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$62,439	$0
Total Equity Risk	62,439	0
Total Value of Derivatives	$62,439	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series Emerging Markets Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2020
Assets
Investment in securities, at value (including securities loaned of $20,546,019) — See accompanying schedule: Unaffiliated issuers (cost $2,421,418,984)	$2,883,769,200
Fidelity Central Funds (cost $60,731,198)	60,731,198
Total Investment in Securities (cost $2,482,150,182)		$2,944,500,398
Foreign currency held at value (cost $5,130,159)		5,137,163
Receivable for investments sold		114,082,940
Receivable for fund shares sold		1,035,932
Dividends receivable		1,744,640
Distributions receivable from Fidelity Central Funds		7,072
Receivable from investment adviser for expense reductions		71,553
Other receivables		1,093,897
Total assets		3,067,673,595
Liabilities
Payable for investments purchased	$25,222,976
Payable for fund shares redeemed	21,960,135
Payable for daily variation margin on futures contracts	71,328
Other payables and accrued expenses	2,896,818
Collateral on securities loaned	21,647,350
Total liabilities		71,798,607
Net Assets		$2,995,874,988
Net Assets consist of:
Paid in capital		$2,817,037,365
Total accumulated earnings (loss)		178,837,623
Net Assets		$2,995,874,988
Net Asset Value, offering price and redemption price per share ($2,995,874,988 ÷ 310,420,420 shares)		$9.65

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2020
Investment Income
Dividends (including $747,065 earned from other affiliated issuers)		$51,456,123
Interest		32,882
Income from Fidelity Central Funds (including $32,499 from security lending)		950,443
Income before foreign taxes withheld		52,439,448
Less foreign taxes withheld		(5,629,296)
Total income		46,810,152
Expenses
Custodian fees and expenses	$1,147,907
Independent trustees' fees and expenses	13,275
Interest	444
Miscellaneous	5,652
Total expenses before reductions	1,167,278
Expense reductions	(807,694)
Total expenses after reductions		359,584
Net investment income (loss)		46,450,568
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $70,971)	(253,177,902)
Fidelity Central Funds	27,676
Other affiliated issuers	(46,636,342)
Foreign currency transactions	(2,020,753)
Futures contracts	(5,720,685)
Total net realized gain (loss)		(307,528,006)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $2,586,760)	449,307,800
Fidelity Central Funds	(533)
Other affiliated issuers	20,906,534
Assets and liabilities in foreign currencies	17,531
Futures contracts	(62,022)
Total change in net unrealized appreciation (depreciation)		470,169,310
Net gain (loss)		162,641,304
Net increase (decrease) in net assets resulting from operations		$209,091,872

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2020	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$46,450,568	$54,432,890
Net realized gain (loss)	(307,528,006)	(3,519,948)
Change in net unrealized appreciation (depreciation)	470,169,310	62,942,738
Net increase (decrease) in net assets resulting from operations	209,091,872	113,855,680
Distributions to shareholders	(52,999,079)	(6,416,055)
Share transactions
Proceeds from sales of shares	1,051,915,311	666,589,712
Reinvestment of distributions	52,999,079	6,416,055
Cost of shares redeemed	(330,297,414)	(146,297,320)
Net increase (decrease) in net assets resulting from share transactions	774,616,976	526,708,447
Total increase (decrease) in net assets	930,709,769	634,148,072
Net Assets
Beginning of period	2,065,165,219	1,431,017,147
End of period	$2,995,874,988	$2,065,165,219
Other Information
Shares
Sold	123,836,770	71,139,663
Issued in reinvestment of distributions	5,532,263	710,527
Redeemed	(36,708,531)	(15,482,137)
Net increase (decrease)	92,660,502	56,368,053

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Emerging Markets Fund

Years ended October 31,	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$9.48	$8.87	$10.00
Income from Investment Operations
Net investment income (loss)B	.17	.30C	.01
Net realized and unrealized gain (loss)	.22	.35	(1.14)
Total from investment operations	.39	.65	(1.13)
Distributions from net investment income	(.22)	(.04)	–
Total distributions	(.22)	(.04)	–
Net asset value, end of period	$9.65	$9.48	$8.87
Total ReturnD,E	4.16%	7.33%	(11.30)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.05%	.04%	.04%H
Expenses net of fee waivers, if any	.01%	.01%	.01%H
Expenses net of all reductions	.01%	.01%	.01%H
Net investment income (loss)	1.86%	3.24%C	.65%H
Supplemental Data
Net assets, end of period (000 omitted)	$2,995,875	$2,065,165	$1,431,017
Portfolio turnover rateI	117%J	47%	15%J,K

 A For the period August 29, 2018 (commencement of operations) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend which amounted to $.07 per share. Excluding such non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.50%.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series Emerging Markets Opportunities Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2020	Past 1 year	Past 5 years	Past 10 years
Fidelity® Series Emerging Markets Opportunities Fund	13.66%	10.75%	4.25%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Series Emerging Markets Opportunities Fund on October 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Period Ending Values
$15,162	Fidelity® Series Emerging Markets Opportunities Fund
$12,759	MSCI Emerging Markets Index

Fidelity® Series Emerging Markets Opportunities Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned -2.46% for the 12 months ending October 31, 2020, in what was a bumpy ride for non-U.S. equities, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a sharp upturn. Declared a pandemic on March 11, the crisis and containment efforts caused broad contraction in economic activity, elevated volatility and dislocation in financial markets. A historically rapid and expansive monetary- and fiscal-policy response around the world provided a partial offset to the economic disruption.Other supporting factors included resilient corporate earnings and near-term potential for a COVID-19 vaccine breakthrough. This was evident as the index advanced 12.28% in the final six months of the period, supported by broad U.S.-dollar weakness. Currency fluctuation generally boosted foreign developed-markets equities for the year, while the reverse was true for emerging-markets stocks. Late in the period, the index was pressured by Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery is stalling, a second wave of COVID-19 cases, and stretched valuations. For the full year, the U.K. (-22%), Asia Pacific ex Japan (-8%), Canada (-5%) and Europe ex U.K. (-4%) lagged the index. Emerging markets (+9%) and Japan (+1%) outperformed. By sector, energy (-38%) fell hard along with oil prices. Financials and real estate (-20% each) also lagged. Conversely, the information technology (+ 25%) and communication services (+15%) sectors topped the index.

Comments from Co-Manager Jane Wu:  For the fiscal year ending October 31, 2020, the fund gained 13.66%, outperforming the 8.27% result of the benchmark MSCI Emerging Markets Net MA Index. From a regional standpoint, stock picks in Emerging Asia, specifically China, and an underweighting in the Middle East contributed most to the fund's relative result. By sector, the primary contributor to performance versus the benchmark was our stock picks in communication services. Stock picking and an overweighting in the consumer discretionary sector, especially within the retailing industry, also boosted performance. Also contributing to the fund's relative result was stock selection in health care, primarily driven by the pharmaceuticals, biotechnology & life sciences industry. Our top individual relative contributor was an out-of-benchmark stake in MercadoLibre (+132%). Also bolstering performance was our outsized stake in Pinduoduo, which gained 117%. We reduced our position the past 12 months. Another notable relative contributor was an overweighting in Tencent Holdings (+87%), which was one of the fund's largest holdings. In contrast, stock picks in Latin America and the Middle East, specifically United Arab Emirates, hurt the fund's relative result. By sector, the primary detractor from performance versus the benchmark was our stock selection in financials, especially within the banks industry. Security selection in industrials and consumer staples also hindered the fund's relative result. The biggest individual relative detractor was an overweight position in Banco do Brasil (-55%). A second notable relative detractor was our outsized stake in Axis Bank (-37%), a position that was sold the past year. Also hampering performance was our lighter-than-benchmark stake in Nio. Nio was not held at period end. Notable changes in positioning include decreased exposure to Brazil and a higher allocation to China. By sector, meaningful changes in positioning include increased exposure to communication services and consumer discretionary.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On October 1, 2020, Guillermo de Las Casas and Will Pruett assumed co-management responsibilities for the fund.

Fidelity® Series Emerging Markets Opportunities Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2020
Cayman Islands	29.9%
Korea (South)	12.4%
China	10.9%
India	10.1%
Taiwan	7.6%
Brazil	5.9%
United States of America*	3.9%
Russia	2.8%
South Africa	2.2%
Other	14.3%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2020

% of fund's net assets
Stocks and Equity Futures	99.0
Short-Term Investments and Net Other Assets (Liabilities)	1.0

Top Ten Stocks as of October 31, 2020

% of fund's net assets
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	9.4
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	8.2
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	6.3
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	5.3
JD.com, Inc. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	1.7
Ping An Insurance Group Co. of China Ltd. (H Shares) (China, Insurance)	1.7
ICICI Bank Ltd. sponsored ADR (India, Banks)	1.6
Reliance Industries Ltd. (India, Oil, Gas & Consumable Fuels)	1.5
Meituan Class B (Cayman Islands, Internet & Direct Marketing Retail)	1.3
Sberbank of Russia (Russia, Banks)	1.1
38.1

Top Market Sectors as of October 31, 2020

% of fund's net assets
Consumer Discretionary	22.0
Information Technology	18.5
Financials	16.9
Communication Services	13.6
Materials	6.6
Consumer Staples	5.6
Energy	4.4
Health Care	3.8
Industrials	3.3
Real Estate	2.0

Fidelity® Series Emerging Markets Opportunities Fund

Schedule of Investments October 31, 2020

Showing Percentage of Net Assets

Common Stocks - 95.3%
	Shares	Value
Belgium - 0.3%
Titan Cement International Trading SA (a)	6,139,100	$76,217,964
Bermuda - 1.1%
AGTech Holdings Ltd. (b)	55,756,000	1,977,801
China Gas Holdings Ltd.	15,719,200	48,156,208
Credicorp Ltd.	18,600	2,122,260
Credicorp Ltd. (United States)	834,714	95,725,002
GP Investments Ltd. Class A (depositary receipt) (a)(b)	7,609,355	4,906,737
Haier Electronics Group Co. Ltd.	10,060,635	38,153,198
Kunlun Energy Co. Ltd.	56,142,000	36,208,965
Marvell Technology Group Ltd.	710,400	26,647,104
Shangri-La Asia Ltd.	38,070,000	29,906,005

TOTAL BERMUDA		283,803,280

Brazil - 3.6%
Atacadao SA	33,645,200	108,183,923
B2W Companhia Global do Varejo (b)	5,915,800	77,572,093
Banco do Brasil SA	32,130,100	166,867,432
BM&F BOVESPA SA	5,023,700	44,695,385
BTG Pactual Participations Ltd. unit	3,148,800	39,785,638
Centrais Eletricas Brasileiras SA (Electrobras)	4,892,420	26,483,076
Companhia de Saneamento de Minas Gerais	1,419,720	10,589,848
Equatorial Energia SA	9,713,000	33,736,803
LOG Commercial Properties e Participacoes SA	2,145,200	11,720,566
MRV Engenharia e Participacoes SA	7,242,100	21,267,070
Natura & Co. Holding SA	16,665,001	133,890,422
Petrobras Distribuidora SA	6,161,100	20,594,445
Rumo SA (b)	24,690,300	78,916,704
Suzano Papel e Celulose SA (b)	13,683,100	119,352,583
Terna Participacoes SA unit	212,800	1,043,983
Vale SA sponsored ADR (c)	7,622,270	80,567,394

TOTAL BRAZIL		975,267,365

British Virgin Islands - 0.1%
Mail.Ru Group Ltd. GDR (Reg. S) (b)(c)	1,016,686	26,688,008
Cayman Islands - 29.9%
51job, Inc. sponsored ADR (b)	590,900	41,422,090
Agora, Inc. ADR (b)(c)	72,200	2,779,700
Akeso, Inc. (d)	9,056,000	28,385,785
Alibaba Group Holding Ltd. sponsored ADR (b)	8,309,020	2,531,675,301
Ant International Co. Ltd. Class C (b)(e)(f)	6,359,848	51,705,564
Archosaur Games, Inc. (b)(d)	2,498,000	5,883,712
Bilibili, Inc. ADR (b)(c)	5,278,858	235,806,587
Chailease Holding Co. Ltd.	14,652,796	70,936,148
China Resources Land Ltd.	17,635,720	71,771,295
China State Construction International Holdings Ltd.	61,464,096	42,495,654
Haitian International Holdings Ltd.	19,805,306	49,050,226
Hansoh Pharmaceutical Group Co. Ltd. (b)(d)	20,644,000	92,002,606
Hua Medicine (b)(d)	31,590,000	17,236,466
Innovent Biologics, Inc. (b)(d)	6,522,500	48,124,734
iQIYI, Inc. ADR (b)(c)	824,067	20,354,455
JD.com, Inc. sponsored ADR (b)	5,765,272	469,984,973
Kangji Medical Holdings Ltd.	10,912,500	28,215,551
KE Holdings, Inc. ADR (b)	662,500	46,209,375
Kingdee International Software Group Co. Ltd.	15,781,000	41,424,489
LexinFintech Holdings Ltd. ADR (b)	881,300	7,261,912
Li Ning Co. Ltd.	53,481,000	275,941,954
Longfor Properties Co. Ltd. (d)	3,170,500	17,319,661
Meituan Class B (b)	9,123,307	339,159,894
Ming Yuan Cloud Group Holdings Ltd.	710,600	3,033,971
NetEase, Inc. ADR	624,600	54,209,034
New Oriental Education & Technology Group, Inc. sponsored ADR (b)	1,694,878	271,824,534
PagSeguro Digital Ltd. (b)(c)	2,355,734	86,243,422
Phoenix Tree Holdings Ltd. ADR	549,500	1,027,565
Pinduoduo, Inc. ADR (b)	1,855,200	166,930,896
Semiconductor Manufacturing International Corp. (b)	16,264,000	47,980,951
Shenzhou International Group Holdings Ltd.	9,587,800	165,599,022
Shimao Property Holdings Ltd.	9,840,500	34,716,243
Shimao Services Holdings Ltd. (b)(d)	155,425	332,803
StoneCo Ltd. Class A (b)	843,700	44,327,998
Sunny Optical Technology Group Co. Ltd.	4,786,800	79,157,402
TAL Education Group ADR (b)	590,681	39,256,659
Tencent Holdings Ltd.	28,822,474	2,202,199,976
Uni-President China Holdings Ltd.	86,431,000	74,696,898
Wise Talent Information Technology Co. Ltd. (b)	7,540,003	18,518,111
Wuxi Biologics (Cayman), Inc. (b)(d)	1,621,978	45,317,051
YY, Inc. ADR	675,800	61,754,604
Zai Lab Ltd. (b)	920,200	76,559,690

TOTAL CAYMAN ISLANDS		8,008,834,962

Chile - 0.4%
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR (c)	1,599,121	59,183,468
Vina Concha y Toro SA	34,096,719	54,410,127

TOTAL CHILE		113,593,595

China - 10.9%
Bafang Electric Suzhou Co. Ltd. (A Shares)	1,897,674	52,322,175
BBMG Corp. (H Shares)	155,905,500	29,361,113
BYD Co. Ltd. (A Shares)	4,749,788	113,454,147
China Communications Construction Co. Ltd. (H Shares)	50,645,485	26,457,815
China Communications Services Corp. Ltd. (H Shares)	75,996,000	44,112,480
China Life Insurance Co. Ltd. (H Shares)	97,540,400	212,825,887
China Longyuan Power Grid Corp. Ltd. (H Shares)	152,329,690	104,140,259
China Merchants Bank Co. Ltd. (H Shares)	22,327,124	116,063,605
China Petroleum & Chemical Corp. (H Shares)	232,938,000	90,955,548
China Tower Corp. Ltd. (H Shares) (d)	135,610,000	21,165,830
Chongqing Changan Automobile Co. Ltd. (A Shares) (b)	37,550,325	93,028,230
CRRC Corp. Ltd. (H Shares)	116,180,000	44,958,401
Glodon Co. Ltd. (A Shares)	2,724,300	29,037,589
Great Wall Motor Co. Ltd. (H Shares)	87,942,500	142,250,751
Guangzhou Automobile Group Co. Ltd. (H Shares)	96,060,000	98,507,191
Haier Smart Home Co. Ltd. (A Shares)	19,691,903	73,354,399
Hangzhou Tigermed Consulting Co. Ltd. (H Shares) (b)(d)	5,036,800	80,887,662
Industrial & Commercial Bank of China Ltd. (H Shares)	311,819,400	177,071,188
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)	2,041,650	27,185,461
Midea Group Co. Ltd. (A Shares)	7,350,708	85,880,386
NARI Technology Co. Ltd. (A Shares)	4,892,500	15,220,964
Pharmaron Beijing Co. Ltd. (H Shares) (d)	6,327,100	91,325,700
PICC Property & Casualty Co. Ltd. (H Shares)	108,085,750	73,056,347
Ping An Bank Co. Ltd. (A Shares)	24,618,174	65,403,665
Ping An Insurance Group Co. of China Ltd. (H Shares)	43,252,500	447,216,728
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	2,324,310	134,695,738
Shenzhen New Industries Biomedical Engineering Co. Ltd.	1,342,479	34,320,283
Sinopec Engineering Group Co. Ltd. (H Shares)	32,657,687	12,679,734
TravelSky Technology Ltd. (H Shares)	14,679,000	30,825,427
Tsingtao Brewery Co. Ltd. (H Shares)	22,260,000	183,908,804
Venus MedTech Hangzhou, Inc. (H Shares) (b)(d)	2,872,000	27,617,878
WuXi AppTec Co. Ltd. (H Shares) (d)	6,123,776	97,553,865
Zhuzhou CRRC Times Electric Co. Ltd. (H Shares)	14,582,700	44,768,560

TOTAL CHINA		2,921,613,810

Egypt - 0.0%
Six of October Development & Investment Co.	11,700,184	8,942,816
France - 0.1%
Ubisoft Entertainment SA (b)	435,000	38,371,607
Germany - 0.3%
Delivery Hero AG (b)(d)	788,327	90,692,391
Hong Kong - 2.1%
AIA Group Ltd.	4,226,000	40,219,587
China Overseas Land and Investment Ltd.	35,012,900	87,616,931
China Resources Beer Holdings Co. Ltd.	36,060,666	223,504,031
China Unicom Ltd.	93,543,000	57,658,953
CNOOC Ltd.	111,208,000	101,750,406
Far East Horizon Ltd.	58,191,980	57,122,343

TOTAL HONG KONG		567,872,251

Hungary - 0.2%
OTP Bank PLC (b)	1,761,600	54,864,950
India - 10.1%
Adani Ports & Special Economic Zone Ltd.	15,388,647	74,201,763
Axis Bank Ltd. (b)	44,309,413	291,967,190
Axis Bank Ltd. GDR (Reg. S) (b)	299,302	9,727,315
Bharti Infratel Ltd.	4,950,200	12,312,601
DLF Ltd.	15,469,700	32,811,513
Federal Bank Ltd. (b)	36,159,951	24,411,878
HDFC Bank Ltd.	1,413,400	22,437,933
HDFC Bank Ltd. sponsored ADR (b)	1,019,200	58,542,848
Housing Development Finance Corp. Ltd.	1,249,700	32,228,839
ICICI Bank Ltd. (b)	5,497,528	28,745,576
ICICI Bank Ltd. sponsored ADR (b)	39,208,807	413,652,914
Indraprastha Gas Ltd.	11,690,194	63,099,229
ITC Ltd.	34,941,754	77,621,882
JK Cement Ltd. (a)	4,635,231	115,090,372
JM Financial Ltd. (b)	31,647,938	33,686,327
Larsen & Toubro Ltd.	7,122,744	88,712,290
LIC Housing Finance Ltd.	8,682,184	32,923,648
Mahanagar Gas Ltd.	1,990,910	21,756,730
Manappuram General Finance & Leasing Ltd.	29,499,993	61,437,882
Maruti Suzuki India Ltd.	810,300	75,654,735
Mindspace Business Parks (b)(d)	1,401,000	5,759,883
Mindspace Business Parks	3,669,600	13,510,478
NTPC Ltd.	28,549,907	33,534,540
Oberoi Realty Ltd. (b)	8,064,631	47,896,328
Petronet LNG Ltd.	11,900,280	36,850,686
Phoenix Mills Ltd. (b)	1,975,097	15,288,138
Power Grid Corp. of India Ltd.	39,105,093	89,703,306
Reliance Industries Ltd.	14,754,892	406,648,076
Shree Cement Ltd.	378,668	110,172,128
Shriram Transport Finance Co. Ltd. (a)	13,036,173	121,160,667
State Bank of India (b)	47,422,444	120,106,060
Sunteck Realty Ltd.	1,028,431	3,692,914
Tata Consultancy Services Ltd.	1,443,200	51,704,878
Torrent Pharmaceuticals Ltd.	2,076,478	71,472,949

TOTAL INDIA		2,698,524,496

Indonesia - 0.8%
PT Bank Mandiri (Persero) Tbk	319,951,700	124,631,079
PT Bank Rakyat Indonesia Tbk	307,190,600	69,539,347
PT United Tractors Tbk	14,872,000	21,247,504

TOTAL INDONESIA		215,417,930

Japan - 1.4%
Capcom Co. Ltd.	905,100	49,501,335
Freee KK (b)(c)	904,200	70,752,616
JTOWER, Inc. (c)	252,600	17,686,779
Keyence Corp.	80,700	36,623,475
Money Forward, Inc. (b)	868,100	78,536,627
Murata Manufacturing Co. Ltd.	466,500	32,715,022
Rakus Co. Ltd.	2,704,500	53,147,975
Square Enix Holdings Co. Ltd.	649,600	37,743,578

TOTAL JAPAN		376,707,407

Kazakhstan - 0.1%
JSC Halyk Bank of Kazakhstan GDR unit	1,279,217	12,766,586
Korea (South) - 11.4%
AMOREPACIFIC Group, Inc.	1,614,953	62,332,101
Coway Co. Ltd.	975,220	59,584,186
DuzonBizon Co. Ltd.	308,320	27,123,699
Hanon Systems	3,735,730	36,962,816
Hyundai Fire & Marine Insurance Co. Ltd.	3,398,291	69,839,851
Hyundai Mobis	224,353	44,853,562
Hyundai Motor Co.	169,950	24,822,035
Kakao Corp.	384,770	111,949,309
KB Financial Group, Inc.	4,883,765	174,308,046
Korea Electric Power Corp. (b)	1,853,285	32,619,104
Korea Electric Power Corp. sponsored ADR (b)	206,300	1,782,432
LG Chemical Ltd.	114,366	62,224,819
LG Corp.	1,226,687	73,291,692
NAVER Corp.	172,509	44,043,205
NCSOFT Corp.	115,457	79,154,629
Netmarble Corp. (b)(d)	129,050	13,377,628
POSCO	907,706	167,198,673
S-Oil Corp.	655,170	31,570,653
Samsung Biologics Co. Ltd. (b)(d)	191,320	115,360,449
Samsung Electronics Co. Ltd.	25,430,518	1,275,476,428
Samsung Fire & Marine Insurance Co. Ltd.	512,394	80,839,929
Samsung SDI Co. Ltd.	383,664	150,807,574
Shinhan Financial Group Co. Ltd.	3,200,723	86,652,378
SK Hynix, Inc.	3,290,984	232,959,637

TOTAL KOREA (SOUTH)		3,059,134,835

Luxembourg - 0.1%
Adecoagro SA (b)	2,627,018	12,714,767
Globant SA (b)	87,466	15,797,234

TOTAL LUXEMBOURG		28,512,001

Mexico - 2.0%
America Movil S.A.B. de CV Series L sponsored ADR	2,828,000	33,709,760
CEMEX S.A.B. de CV sponsored ADR	37,292,100	154,762,215
Corporacion Inmobiliaria Vesta S.A.B. de CV	6,134,619	9,856,343
Fibra Uno Administracion SA de CV	21,435,500	16,239,704
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	5,495,500	45,735,597
Grupo Aeroportuario Norte S.A.B. de CV (b)	4,345,000	19,607,449
Grupo Financiero Banorte S.A.B. de CV Series O (b)	19,900,618	88,659,850
Macquarie Mexican (REIT) (a)(d)	42,747,140	49,112,406
Wal-Mart de Mexico SA de CV Series V	51,405,500	124,202,997

TOTAL MEXICO		541,886,321

Multi-National - 0.2%
HKT Trust/HKT Ltd. unit	36,657,000	47,378,670
Netherlands - 2.0%
Adyen BV (b)(d)	39,900	67,061,687
ASML Holding NV (Netherlands)	79,000	28,582,445
NXP Semiconductors NV	220,200	29,753,424
X5 Retail Group NV GDR (Reg. S)	3,136,600	110,220,124
Yandex NV Series A (b)(c)	5,188,125	298,680,356

TOTAL NETHERLANDS		534,298,036

Nigeria - 0.0%
Guaranty Trust Bank PLC GDR (Reg. S) (b)	3,040,904	7,906,350
Pakistan - 0.1%
Habib Bank Ltd.	26,708,000	21,691,497
Panama - 0.1%
Copa Holdings SA Class A (c)	790,728	38,967,076
Peru - 0.3%
Compania de Minas Buenaventura SA sponsored ADR	7,323,052	89,853,848
Philippines - 0.6%
Ayala Land, Inc.	90,845,224	61,653,191
Metropolitan Bank & Trust Co.	92,127,272	77,198,405
Robinsons Land Corp.	50,258,731	15,516,285

TOTAL PHILIPPINES		154,367,881

Poland - 0.2%
Powszechny Zaklad Ubezpieczen SA (b)	8,928,000	48,715,404
Russia - 2.8%
LSR Group OJSC	389,330	4,457,677
Lukoil PJSC sponsored ADR	3,071,800	156,846,108
MMC Norilsk Nickel PJSC sponsored ADR	6,536,100	155,820,624
NOVATEK OAO GDR (Reg. S)	608,300	73,300,150
Sberbank of Russia	44,912,430	113,828,665
Sberbank of Russia sponsored ADR	18,979,294	191,690,869
Tatneft PAO	7,391,200	38,191,646
Unipro PJSC	303,405,802	9,872,444

TOTAL RUSSIA		744,008,183

Singapore - 0.3%
First Resources Ltd. (a)	85,725,300	76,045,998
South Africa - 2.2%
Absa Group Ltd.	20,987,875	112,820,101
AngloGold Ashanti Ltd.	5,481,800	126,330,612
Bidvest Group Ltd.	4,516,577	37,139,740
Impala Platinum Holdings Ltd.	18,738,902	166,782,302
Naspers Ltd. Class N	352,458	68,809,516
Pick 'n Pay Stores Ltd.	22,096,300	69,586,832

TOTAL SOUTH AFRICA		581,469,103

Spain - 0.2%
Amadeus IT Holding SA Class A	911,300	43,504,554
Switzerland - 0.1%
Dufry AG (b)	760,582	28,782,589
Taiwan - 7.6%
Formosa Plastics Corp.	12,952,000	35,810,521
Largan Precision Co. Ltd.	471,900	49,896,798
MediaTek, Inc.	5,911,000	140,083,820
Taiwan Semiconductor Manufacturing Co. Ltd.	111,387,284	1,684,929,422
Unified-President Enterprises Corp.	64,756,000	138,751,540

TOTAL TAIWAN		2,049,472,101

Thailand - 0.3%
Kasikornbank PCL (For. Reg.)	8,227,404	19,823,157
PTT Global Chemical PCL (For. Reg.)	54,134,300	69,361,784

TOTAL THAILAND		89,184,941

Turkey - 0.3%
Aselsan A/S	27,985,000	55,939,943
Turkiye Garanti Bankasi A/S (b)	43,888,855	34,568,464

TOTAL TURKEY		90,508,407

United Arab Emirates - 0.0%
Emaar Properties PJSC (b)	11,336,074	8,240,153
United Kingdom - 0.6%
Mondi PLC	7,916,963	148,636,422
Network International Holdings PLC (b)(d)	7,731,782	22,276,748

TOTAL UNITED KINGDOM		170,913,170

United States of America - 2.5%
Activision Blizzard, Inc.	1,312,400	99,388,052
Arco Platform Ltd. Class A (b)	537,212	18,308,185
DouYu International Holdings Ltd. ADR (b)	1,946,428	29,780,348
MercadoLibre, Inc. (b)	220,714	267,957,832
Micron Technology, Inc. (b)	4,306,400	216,784,176
ON Semiconductor Corp. (b)	1,035,400	25,978,186

TOTAL UNITED STATES OF AMERICA		658,196,779

TOTAL COMMON STOCKS
(Cost $19,454,497,767)		25,583,217,315

Preferred Stocks - 3.3%
Convertible Preferred Stocks - 0.0%
Hong Kong - 0.0%
Antengene Corp. Series C1 (e)(f)	3,120,030	8,816,849
Nonconvertible Preferred Stocks - 3.3%
Brazil - 2.3%
Ambev SA sponsored ADR	31,045,600	66,437,584
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP) sponsored ADR	2,617,700	19,318,626
Companhia Paranaense de Energia-Copel:
(PN-B)	95,800	1,031,136
(PN-B) sponsored ADR	1,875,482	20,255,206
Itau Unibanco Holding SA sponsored ADR	49,684,816	203,210,897
Metalurgica Gerdau SA (PN)	47,649,922	81,382,591
Petroleo Brasileiro SA - Petrobras:
(PN) sponsored ADR (non-vtg.)	15,260,900	100,874,549
sponsored ADR	15,502,300	102,780,249
Telefonica Brasil SA	2,232,600	16,552,045
		611,842,883
Cayman Islands - 0.0%
Chailease Holding Co. Ltd. (b)	1,150,092	3,919,535
Korea (South) - 1.0%
Hyundai Motor Co. Series 2	1,504,729	106,385,207
Samsung Electronics Co. Ltd.	3,229,352	143,342,250
		249,727,457
Russia - 0.0%
Tatneft PAO	1,268,900	6,345,798

TOTAL NONCONVERTIBLE PREFERRED STOCKS		871,835,673

TOTAL PREFERRED STOCKS
(Cost $933,629,224)		880,652,522
	Principal Amount	Value

Government Obligations - 0.1%
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.1% 12/31/20 (Cost $17,107,291)	17,110,000	17,107,406
	Shares	Value

Money Market Funds - 2.4%
Fidelity Cash Central Fund 0.10% (g)	391,895,277	391,973,656
Fidelity Securities Lending Cash Central Fund 0.11% (g)(h)	242,201,617	242,225,838
TOTAL MONEY MARKET FUNDS
(Cost $634,168,912)		634,199,494
TOTAL INVESTMENT IN SECURITIES - 101.1%
(Cost $21,039,403,194)		27,115,176,737
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(285,393,584)
NET ASSETS - 100%		$26,829,783,153

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	1,851	Dec. 2020	$101,980,845	$254,050	$254,050

The notional amount of futures purchased as a percentage of Net Assets is 0.4%

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Affiliated company

 (b) Non-income producing

 (c) Security or a portion of the security is on loan at period end.

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $936,794,945 or 3.5% of net assets.

 (e) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $60,522,413 or 0.2% of net assets.

 (f) Level 3 security

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Ant International Co. Ltd. Class C	5/16/18	$35,678,747
Antengene Corp. Series C1	7/11/20	$8,816,849

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$4,806,957
Fidelity Securities Lending Cash Central Fund	1,581,989
Total	$6,388,946

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases(a)	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Direcional Engenharia SA	$32,610,672	$4,920,646	$36,291,785	$1,082,451	$10,419,757	$(11,659,290)	$--
First Resources Ltd.	41,880,508	49,974,114	--	1,548,562	--	(15,808,624)	76,045,998
GP Investments Ltd. Class A (depositary receipt)	12,316,694	--	18,228	--	(68,637)	(7,323,092)	4,906,737
JK Cement Ltd.	48,363,805	26,118,574	--	360,356	--	40,607,993	115,090,372
Macquarie Mexican (REIT)	52,256,017	6,045,371	195,340	3,071,864	(15,707)	(8,977,935)	49,112,406
Shanghai Kindly Medical Instruments Co. Ltd. (H Shares)	--	8,219,184	12,492,572	--	4,273,388	--	--
Shriram Transport Finance Co. Ltd.	--	10,144,206	--	--	--	--	--
Shriram Transport Finance Co. Ltd.	67,973,136	74,250,405	2,333,979	311,890	(130,194)	(28,742,907)	121,160,667
SREI Infrastructure Finance Ltd.	5,042,943	--	2,630,991	--	(19,059,527)	16,647,575	--
Titan Cement International Trading SA	77,877,473	34,471,885	--	1,125,631	--	(36,131,394)	76,217,964
Total	$338,321,248	$214,144,385	$53,962,895	$7,500,754	$(4,580,920)	$(51,387,674)	$442,534,144

 (a) Includes the value of securities received through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$3,616,182,393	$1,008,241,179	$2,607,941,214	$--
Consumer Discretionary	5,929,476,377	5,094,364,983	835,111,394	--
Consumer Staples	1,516,508,030	1,230,921,217	285,586,813	--
Energy	1,167,361,373	478,338,500	689,022,873	--
Financials	4,521,489,865	1,828,460,288	2,641,324,013	51,705,564
Health Care	1,025,078,717	605,011,437	411,250,431	8,816,849
Industrials	851,364,957	545,111,729	306,253,228	--
Information Technology	4,871,274,529	860,492,254	4,010,782,275	--
Materials	1,848,109,433	882,312,321	965,797,112	--
Real Estate	563,692,268	367,563,538	196,128,730	--
Utilities	553,331,895	312,618,986	240,712,909	--
Government Obligations	17,107,406	--	17,107,406	--
Money Market Funds	634,199,494	634,199,494	--	--
Total Investments in Securities:	$27,115,176,737	$13,847,635,926	$13,207,018,398	$60,522,413
Derivative Instruments:
Assets
Futures Contracts	$254,050	$254,050	$--	$--
Total Assets	$254,050	$254,050	$--	$--
Total Derivative Instruments:	$254,050	$254,050	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$254,050	$0
Total Equity Risk	254,050	0
Total Value of Derivatives	$254,050	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series Emerging Markets Opportunities Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2020
Assets
Investment in securities, at value (including securities loaned of $230,305,307) — See accompanying schedule: Unaffiliated issuers (cost $19,916,973,559)	$26,038,443,099
Fidelity Central Funds (cost $634,168,912)	634,199,494
Other affiliated issuers (cost $488,260,723)	442,534,144
Total Investment in Securities (cost $21,039,403,194)		$27,115,176,737
Cash		737
Foreign currency held at value (cost $49,636,366)		49,434,611
Receivable for investments sold		335,565,054
Receivable for fund shares sold		147,772
Dividends receivable		33,770,585
Distributions receivable from Fidelity Central Funds		67,486
Receivable for daily variation margin on futures contracts		254,050
Receivable from investment adviser for expense reductions		744,938
Other receivables		2,737,124
Total assets		27,537,899,094
Liabilities
Payable for investments purchased	$104,666,209
Payable for fund shares redeemed	359,567,819
Other payables and accrued expenses	1,664,323
Collateral on securities loaned	242,217,590
Total liabilities		708,115,941
Net Assets		$26,829,783,153
Net Assets consist of:
Paid in capital		$20,109,266,935
Total accumulated earnings (loss)		6,720,516,218
Net Assets		$26,829,783,153
Net Asset Value, offering price and redemption price per share ($26,829,783,153 ÷ 1,248,223,557 shares)		$21.49

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2020
Investment Income
Dividends (including $7,500,754 earned from other affiliated issuers)		$461,638,909
Interest		351,397
Income from Fidelity Central Funds (including $1,581,989 from security lending)		6,388,946
Income before foreign taxes withheld		468,379,252
Less foreign taxes withheld		(60,808,622)
Total income		407,570,630
Expenses
Custodian fees and expenses	$7,916,800
Independent trustees' fees and expenses	121,564
Miscellaneous	51,123
Total expenses before reductions	8,089,487
Expense reductions	(4,795,383)
Total expenses after reductions		3,294,104
Net investment income (loss)		404,276,526
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $44,219)	593,340,043
Fidelity Central Funds	76,542
Other affiliated issuers	(4,580,920)
Foreign currency transactions	(8,596,039)
Futures contracts	114,610,793
Total net realized gain (loss)		694,850,419
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $652,948)	2,579,293,312
Fidelity Central Funds	(2)
Other affiliated issuers	(51,387,674)
Assets and liabilities in foreign currencies	(223,621)
Futures contracts	(9,430,784)
Total change in net unrealized appreciation (depreciation)		2,518,251,231
Net gain (loss)		3,213,101,650
Net increase (decrease) in net assets resulting from operations		$3,617,378,176

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2020	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$404,276,526	$482,062,738
Net realized gain (loss)	694,850,419	(208,079,806)
Change in net unrealized appreciation (depreciation)	2,518,251,231	2,514,649,302
Net increase (decrease) in net assets resulting from operations	3,617,378,176	2,788,632,234
Distributions to shareholders	(524,696,384)	(1,185,081,846)
Share transactions
Proceeds from sales of shares	8,019,585,485	3,603,790,396
Reinvestment of distributions	524,696,384	1,185,081,846
Cost of shares redeemed	(3,482,228,176)	(1,315,184,348)
Net increase (decrease) in net assets resulting from share transactions	5,062,053,693	3,473,687,894
Total increase (decrease) in net assets	8,154,735,485	5,077,238,282
Net Assets
Beginning of period	18,675,047,668	13,597,809,386
End of period	$26,829,783,153	$18,675,047,668
Other Information
Shares
Sold	435,733,944	193,300,145
Issued in reinvestment of distributions	26,208,611	72,129,145
Redeemed	(176,977,985)	(72,263,706)
Net increase (decrease)	284,964,570	193,165,584

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Emerging Markets Opportunities Fund

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$19.39	$17.66	$21.35	$16.79	$15.31
Income from Investment Operations
Net investment income (loss)A	.35	.57B	.45	.30	.19
Net realized and unrealized gain (loss)	2.26	2.71	(3.52)	4.49	1.47
Total from investment operations	2.61	3.28	(3.07)	4.79	1.66
Distributions from net investment income	(.50)	(.41)	(.39)	(.19)	(.18)
Distributions from net realized gain	(.02)	(1.14)	(.23)	(.04)	–
Total distributions	(.51)C	(1.55)	(.62)	(.23)	(.18)
Net asset value, end of period	$21.49	$19.39	$17.66	$21.35	$16.79
Total ReturnD	13.66%	20.13%	(14.82)%	29.04%	11.02%
Ratios to Average Net AssetsE,F
Expenses before reductions	.04%	.04%	.05%	.59%	1.03%
Expenses net of fee waivers, if any	.01%	.01%	.01%	.57%	1.03%
Expenses net of all reductions	.01%	.01%	.01%	.56%	1.03%
Net investment income (loss)	1.78%	3.12%B	2.16%	1.63%	1.24%
Supplemental Data
Net assets, end of period (000 omitted)	$26,829,783	$18,675,048	$13,597,809	$15,747,447	$6,998,219
Portfolio turnover rateG	42%H	54%	64%	56%	45%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend which amounted to $.15 per share. Excluding such non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.29%.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series International Growth Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2020	Past 1 year	Past 5 years	Past 10 years
Fidelity® Series International Growth Fund	9.39%	9.00%	8.05%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Series International Growth Fund on October 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Growth Index performed over the same period.

Period Ending Values
$21,684	Fidelity® Series International Growth Fund
$18,545	MSCI EAFE Growth Index

Fidelity® Series International Growth Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned -2.46% for the 12 months ending October 31, 2020, in what was a bumpy ride for non-U.S. equities, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a sharp upturn. Declared a pandemic on March 11, the crisis and containment efforts caused broad contraction in economic activity, elevated volatility and dislocation in financial markets. A historically rapid and expansive monetary- and fiscal-policy response around the world provided a partial offset to the economic disruption. Other supporting factors included resilient corporate earnings and near-term potential for a COVID-19 vaccine breakthrough. This was evident in the index’s 12.28% gain in the final six months of the year. Currency fluctuation generally boosted foreign developed-markets equities for the year, while the reverse was true for emerging-markets stocks. Late in the period, the index was pressured by a second wave of COVID-19 cases in some regions, and stretched valuations and crowded positioning in big tech. For the full year, the U.K. (-22%), Asia Pacific ex Japan (-8%), Canada (-5%) and Europe ex U.K. (-4%) notably lagged. Emerging markets (+9%) and Japan (+1%) outperformed. By sector, energy (-38%), financials and real estate (-20% each) lagged, whereas information technology (+ 25%) and communication services (+15%) topped the index.

Comments from Portfolio Manager Jed Weiss:  For the fiscal year ending October 31, 2020, the fund gained 9.39%, outperforming the 5.34% result of the benchmark MSCI EAFE Growth Index (Net MA). From a regional standpoint, stock picks in Japan, as well as out-of-benchmark exposure to the U.S. and emerging markets, contributed most to the fund's relative result. By sector, the primary contributor to performance versus the benchmark was positioning among consumer staples stocks, primarily driven by the food, beverage & tobacco industry. Strong investment choices within consumer discretionary also added value, as did the portfolio’s positioning in real estate. Our top individual relative contributor was an out-of-benchmark stake in Alibaba Group Holding (+74%), which was among the largest holdings as of October 31. Also bolstering performance was our outsized stake in Keyence, which gained 43% and also was among our biggest positions on October 31. Avoiding Airbus, a benchmark component that returned -49%, also aided performance. Conversely, stock picks and an underweighting in Europe ex U.K. – especially in Germany – hurt the fund's relative result. Underweighted exposure to the strong-performing Japanese market hampered performance as well. By sector, the primary detractor from performance versus the benchmark was an underweighting in health care, especially within the pharmaceuticals, biotechnology & life sciences industry. Security selection in materials and an overweighting in financials also hindered the fund's relative performance. The biggest individual relative detractor was an overweight position in SAP (-19%), which was among the fund's largest holdings. Another notable relative detractor was an overweighting in Amadeus IT Group (-34%). Avoiding Sony, a benchmark component that gained roughly 36%, also hurt relative performance. Notable changes in positioning include reduced exposure to Germany and U.K. By sector, meaningful changes in positioning include increased exposure to health care and a lower allocation to consumer discretionary.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Series International Growth Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2020
United States of America*	19.2%
Japan	15.3%
Switzerland	13.0%
Germany	7.6%
France	5.2%
Cayman Islands	4.9%
Sweden	4.7%
Hong Kong	4.6%
Netherlands	4.3%
Other	21.2%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2020

% of fund's net assets
Stocks	98.1
Short-Term Investments and Net Other Assets (Liabilities)	1.9

Top Ten Stocks as of October 31, 2020

% of fund's net assets
Nestle SA (Reg. S) (Switzerland, Food Products)	6.5
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	4.7
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	4.3
Keyence Corp. (Japan, Electronic Equipment & Components)	3.9
SAP SE (Germany, Software)	3.0
AIA Group Ltd. (Hong Kong, Insurance)	2.9
CSL Ltd. (Australia, Biotechnology)	2.8
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	2.8
Linde PLC (Germany, Chemicals)	2.6
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	2.5
36.0

Top Market Sectors as of October 31, 2020

% of fund's net assets
Information Technology	24.0
Industrials	19.1
Financials	13.9
Health Care	13.2
Consumer Staples	7.4
Consumer Discretionary	6.8
Materials	6.4
Communication Services	6.3
Real Estate	1.0

Fidelity® Series International Growth Fund

Schedule of Investments October 31, 2020

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
Australia - 2.8%
CSL Ltd.	1,593,716	$322,659,518
Bailiwick of Jersey - 1.9%
Experian PLC	5,924,289	217,029,802
Belgium - 0.7%
UCB SA	816,800	80,573,934
Brazil - 0.3%
BM&F BOVESPA SA	4,233,354	37,663,751
Canada - 2.1%
Canadian National Railway Co.	483,188	47,999,649
Canadian Pacific Railway Ltd.	295,308	88,248,838
Franco-Nevada Corp.	794,628	108,306,311

TOTAL CANADA		244,554,798

Cayman Islands - 4.9%
Alibaba Group Holding Ltd. (a)	450,000	17,052,242
Alibaba Group Holding Ltd. sponsored ADR (a)	989,322	301,436,520
Tencent Holdings Ltd.	3,307,400	252,704,060

TOTAL CAYMAN ISLANDS		571,192,822

Finland - 1.3%
Kone OYJ (B Shares)	1,492,200	118,767,452
Tikkurila Oyj	1,808,794	28,944,848

TOTAL FINLAND		147,712,300

France - 5.2%
Edenred SA	2,073,490	96,692,200
Legrand SA	1,580,944	116,882,323
LVMH Moet Hennessy Louis Vuitton SE	609,696	285,793,574
Sanofi SA	1,117,800	100,929,958

TOTAL FRANCE		600,298,055

Germany - 7.6%
Deutsche Borse AG	802,845	118,141,473
Linde PLC	1,364,001	298,971,463
SAP SE	3,208,329	342,279,437
Vonovia SE	1,860,635	118,794,312

TOTAL GERMANY		878,186,685

Hong Kong - 4.6%
AIA Group Ltd.	35,642,101	339,212,162
Hong Kong Exchanges and Clearing Ltd.	4,017,025	191,822,335

TOTAL HONG KONG		531,034,497

India - 0.8%
Housing Development Finance Corp. Ltd.	3,521,500	90,816,881
Ireland - 1.0%
CRH PLC sponsored ADR	3,303,840	116,129,976
Italy - 0.8%
Interpump Group SpA	2,454,620	92,624,251
Japan - 15.3%
Azbil Corp.	3,393,205	137,707,460
FANUC Corp.	931,115	196,674,623
Hoya Corp.	2,246,400	253,521,825
Keyence Corp.	987,287	448,053,051
Lasertec Corp.	670,000	58,035,940
Misumi Group, Inc.	7,295,105	216,661,508
Nabtesco Corp.	1,183,746	44,222,674
OSG Corp.	2,857,646	42,810,548
Recruit Holdings Co. Ltd.	4,936,105	187,822,134
SHO-BOND Holdings Co. Ltd.	1,976,400	95,397,413
USS Co. Ltd.	4,805,600	87,897,199

TOTAL JAPAN		1,768,804,375

Kenya - 0.7%
Safaricom Ltd.	284,131,800	80,564,945
Korea (South) - 0.1%
BGF Retail Co. Ltd.	98,738	10,245,109
Netherlands - 4.3%
ASML Holding NV (Netherlands)	1,384,246	500,824,504
New Zealand - 0.4%
Auckland International Airport Ltd.	8,916,062	41,244,627
Norway - 1.2%
Adevinta ASA Class B (a)	3,232,424	49,942,392
Schibsted ASA (B Shares)	2,533,754	90,928,663

TOTAL NORWAY		140,871,055

South Africa - 0.5%
Clicks Group Ltd.	4,297,922	62,162,611
Spain - 1.9%
Amadeus IT Holding SA Class A	2,632,364	125,666,434
Cellnex Telecom SA (b)	1,447,700	92,935,836

TOTAL SPAIN		218,602,270

Sweden - 4.7%
ASSA ABLOY AB (B Shares)	10,935,591	234,376,718
Atlas Copco AB (A Shares)	4,758,082	210,088,377
Epiroc AB Class A	6,773,269	101,236,714

TOTAL SWEDEN		545,701,809

Switzerland - 13.0%
Nestle SA (Reg. S)	6,631,480	745,895,172
Roche Holding AG (participation certificate)	1,695,684	544,876,743
Schindler Holding AG:
(participation certificate)	422,831	108,134,434
(Reg.)	156,202	40,100,279
Temenos Group AG	578,060	62,058,156

TOTAL SWITZERLAND		1,501,064,784

Taiwan - 1.4%
Taiwan Semiconductor Manufacturing Co. Ltd.	10,860,885	164,290,070
United Kingdom - 3.3%
Dechra Pharmaceuticals PLC	891,200	40,316,872
InterContinental Hotel Group PLC ADR	1,123,730	57,467,552
London Stock Exchange Group PLC	1,250,492	134,800,441
Prudential PLC	1,656,568	20,260,660
Rightmove PLC	6,774,045	54,234,291
Spectris PLC	2,227,022	71,435,249

TOTAL UNITED KINGDOM		378,515,065

United States of America - 17.3%
Alphabet, Inc. Class A (a)	61,787	99,854,589
Autoliv, Inc.	659,434	49,985,097
Black Knight, Inc. (a)	1,093,923	96,210,528
Lam Research Corp.	352,565	120,605,435
Marsh & McLennan Companies, Inc.	1,626,931	168,322,281
MasterCard, Inc. Class A	681,431	196,688,244
Moody's Corp.	628,659	165,274,451
MSCI, Inc.	504,127	176,363,790
NICE Systems Ltd. sponsored ADR (a)(c)	671,554	153,288,916
PriceSmart, Inc.	510,732	35,240,508
ResMed, Inc.	958,064	183,890,804
S&P Global, Inc.	506,680	163,520,836
Sherwin-Williams Co.	264,847	182,209,439
Visa, Inc. Class A	1,124,770	204,381,957

TOTAL UNITED STATES OF AMERICA		1,995,836,875

TOTAL COMMON STOCKS
(Cost $6,375,338,668)		11,339,205,369

Money Market Funds - 1.5%
Fidelity Cash Central Fund 0.10% (d)	142,074,478	142,102,893
Fidelity Securities Lending Cash Central Fund 0.11% (d)(e)	33,848,056	33,851,441
TOTAL MONEY MARKET FUNDS
(Cost $175,954,334)		175,954,334
TOTAL INVESTMENT IN SECURITIES - 99.6%
(Cost $6,551,293,002)		11,515,159,703
NET OTHER ASSETS (LIABILITIES) - 0.4%		42,835,250
NET ASSETS - 100%		$11,557,994,953

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $92,935,836 or 0.8% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$801,386
Fidelity Securities Lending Cash Central Fund	600,160
Total	$1,401,546

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases(a)	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
SHO-BOND Holdings Co. Ltd.	$113,264,445	$--	$41,509,420	$1,690,797	$22,158,328	$1,484,060	$--
Total	$113,264,445	$--	$41,509,420	$1,690,797	$22,158,328	$1,484,060	$--

 (a) Includes the value of securities received through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$721,164,776	$468,460,716	$252,704,060	$--
Consumer Discretionary	799,632,184	408,889,169	390,743,015	--
Consumer Staples	853,543,400	35,240,508	818,302,892	--
Financials	1,606,199,061	1,021,108,917	585,090,144	--
Health Care	1,526,769,654	304,781,610	1,221,988,044	--
Industrials	2,200,322,364	924,082,317	1,276,240,047	--
Information Technology	2,778,217,581	1,127,027,119	1,651,190,462	--
Materials	734,562,037	734,562,037	--	--
Real Estate	118,794,312	118,794,312	--	--
Money Market Funds	175,954,334	175,954,334	--	--
Total Investments in Securities:	$11,515,159,703	$5,318,901,039	$6,196,258,664	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series International Growth Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2020
Assets
Investment in securities, at value (including securities loaned of $33,056,385) — See accompanying schedule: Unaffiliated issuers (cost $6,375,338,668)	$11,339,205,369
Fidelity Central Funds (cost $175,954,334)	175,954,334
Total Investment in Securities (cost $6,551,293,002)		$11,515,159,703
Foreign currency held at value (cost $13,018,031)		13,018,029
Receivable for investments sold		15,510,841
Receivable for fund shares sold		14,716,666
Dividends receivable		46,551,312
Distributions receivable from Fidelity Central Funds		8,025
Total assets		11,604,964,576
Liabilities
Payable for investments purchased	$5,192,637
Payable for fund shares redeemed	7,614,203
Other payables and accrued expenses	311,342
Collateral on securities loaned	33,851,441
Total liabilities		46,969,623
Net Assets		$11,557,994,953
Net Assets consist of:
Paid in capital		$4,720,032,183
Total accumulated earnings (loss)		6,837,962,770
Net Assets		$11,557,994,953
Net Asset Value, offering price and redemption price per share ($11,557,994,953 ÷ 641,644,905 shares)		$18.01

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2020
Investment Income
Dividends (including $1,690,797 earned from other affiliated issuers)		$179,409,252
Income from Fidelity Central Funds (including $600,160 from security lending)		1,401,546
Income before foreign taxes withheld		180,810,798
Less foreign taxes withheld		(16,223,775)
Total income		164,587,023
Expenses
Custodian fees and expenses	$948,340
Independent trustees' fees and expenses	82,370
Interest	145,208
Miscellaneous	33,794
Total expenses		1,209,712
Net investment income (loss)		163,377,311
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $95,932)	1,727,202,733
Fidelity Central Funds	(15,766)
Other affiliated issuers	22,158,328
Foreign currency transactions	502,756
Total net realized gain (loss)		1,749,848,051
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $1,480,544)	(841,823,908)
Fidelity Central Funds	(2,089)
Other affiliated issuers	1,484,060
Assets and liabilities in foreign currencies	2,293,827
Total change in net unrealized appreciation (depreciation)		(838,048,110)
Net gain (loss)		911,799,941
Net increase (decrease) in net assets resulting from operations		$1,075,177,252

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2020	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$163,377,311	$355,554,527
Net realized gain (loss)	1,749,848,051	284,098,541
Change in net unrealized appreciation (depreciation)	(838,048,110)	2,433,736,270
Net increase (decrease) in net assets resulting from operations	1,075,177,252	3,073,389,338
Distributions to shareholders	(625,700,226)	(924,506,492)
Share transactions
Proceeds from sales of shares	1,244,524,475	1,218,860,154
Reinvestment of distributions	625,700,226	924,506,492
Cost of shares redeemed	(7,263,497,644)	(1,904,058,640)
Net increase (decrease) in net assets resulting from share transactions	(5,393,272,943)	239,308,006
Total increase (decrease) in net assets	(4,943,795,917)	2,388,190,852
Net Assets
Beginning of period	16,501,790,870	14,113,600,018
End of period	$11,557,994,953	$16,501,790,870
Other Information
Shares
Sold	72,559,431	79,419,141
Issued in reinvestment of distributions	36,167,643	68,583,568
Redeemed	(433,551,930)	(125,219,315)
Net increase (decrease)	(324,824,856)	22,783,394

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series International Growth Fund

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$17.07	$14.96	$16.22	$13.37	$14.28
Income from Investment Operations
Net investment income (loss)A	.20	.37B	.30	.21	.17C
Net realized and unrealized gain (loss)	1.38	2.74	(1.05)	2.97	(.60)
Total from investment operations	1.58	3.11	(.75)	3.18	(.43)
Distributions from net investment income	(.37)	(.28)	(.24)	(.16)	(.16)
Distributions from net realized gain	(.27)	(.72)	(.27)	(.17)	(.33)
Total distributions	(.64)	(1.00)	(.51)	(.33)	(.48)D
Net asset value, end of period	$18.01	$17.07	$14.96	$16.22	$13.37
Total ReturnE	9.39%	22.58%	(4.82)%	24.42%	(3.10)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.01%	.01%	.01%	.51%	.94%
Expenses net of fee waivers, if any	.01%	.01%	.01%	.51%	.94%
Expenses net of all reductions	.01%	.01%	- %H	.51%	.94%
Net investment income (loss)	1.18%	2.38%B	1.84%	1.41%	1.27%C
Supplemental Data
Net assets, end of period (000 omitted)	$11,557,995	$16,501,791	$14,113,600	$14,784,814	$5,618,983
Portfolio turnover rateI	16%J	24%	33%	23%	26%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend which amounted to $.07 per share. Excluding such non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.92%.

 C Net investment income per share reflects one or more large, non-recurring dividend which amounted to $.05 per share. Excluding such non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .93%.

 D Total distributions per share do not sum due to rounding.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount represents less than .005%.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series International Small Cap Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2020	Past 1 year	Past 5 years	Past 10 years
Fidelity® Series International Small Cap Fund	9.60%	8.42%	8.81%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Series International Small Cap Fund on October 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Small Cap Index performed over the same period.

Period Ending Values
$23,271	Fidelity® Series International Small Cap Fund
$19,081	MSCI EAFE Small Cap Index

Fidelity® Series International Small Cap Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned -2.46% for the 12 months ending October 31, 2020, in what was a bumpy ride for non-U.S. equities, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a sharp upturn. Declared a pandemic on March 11, the crisis and containment efforts caused broad contraction in economic activity, elevated volatility and dislocation in financial markets. A historically rapid and expansive monetary- and fiscal-policy response around the world provided a partial offset to the economic disruption. Other supporting factors included resilient corporate earnings and near-term potential for a COVID-19 vaccine breakthrough. This was evident in the index’s 12.28% gain in the final six months of the year. Currency fluctuation generally boosted foreign developed-markets equities for the year, while the reverse was true for emerging-markets stocks. Late in the period, the index was pressured by a second wave of COVID-19 cases in some regions, and stretched valuations and crowded positioning in big tech. For the full year, the U.K. (-22%), Asia Pacific ex Japan (-8%), Canada (-5%) and Europe ex U.K. (-4%) notably lagged. Emerging markets (+9%) and Japan (+1%) outperformed. By sector, energy (-38%), financials and real estate (-20% each) lagged, whereas information technology (+ 25%) and communication services (+15%) topped the index.

Comments from Lead Manager Jed Weiss and Co-Managers Patrick Drouot and Preeti Sayana:  For the fiscal year ending October 31, 2020, the fund gained 9.60%, outperforming the -1.22% result of the benchmark MSCI EAFE Small Cap Index (Net MA). From a regional standpoint, stock picks in Japan and Europe contributed most to the fund's relative result. By sector, the primary contributor to performance versus the benchmark were picks among industrials stocks, especially within the capital goods industry. Also lifting the fund's relative result were investment choices and overweightings in both the health care and information technology sectors. The biggest individual relative contributor was an overweight position in Lasertec (+138%), which was among the portfolio’s biggest holdings. Also bolstering performance was our larger-than-benchmark stake in Azbil, which gained 46% and also was one of the fund's largest holdings. Another key relative contributor was a non-benchmark stake in Addlife (+169%). Conversely, an underweighting in Australia, as well as stock picking in Belgium, hindered the fund's relative result. By sector, the primary detractor from performance versus the benchmark was our stock selection in communication services, especially within the media & entertainment industry. The biggest individual relative detractor was an overweight position in Barco (-49%). Another notable relative detractor was our outsized stake in Hyve Group (-88%). Further weighing on the portfolio’s relative return was an outsized stake in OSG (-30%).

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to shareholders:  On July 1, 2020, Patrick Buchanan came off of the fund.

Fidelity® Series International Small Cap Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2020
Japan	35.0%
United Kingdom	14.3%
United States of America*	11.7%
Sweden	6.4%
Germany	4.9%
Denmark	2.5%
Canada	2.4%
Switzerland	2.4%
Netherlands	2.3%
Other	18.1%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2020

% of fund's net assets
Stocks	90.4
Investment Companies	4.2
Short-Term Investments and Net Other Assets (Liabilities)	5.4

Top Ten Stocks as of October 31, 2020

% of fund's net assets
Azbil Corp. (Japan, Electronic Equipment & Components)	3.8
OBIC Co. Ltd. (Japan, IT Services)	2.9
Lasertec Corp. (Japan, Semiconductors & Semiconductor Equipment)	2.7
Spirax-Sarco Engineering PLC (United Kingdom, Machinery)	2.7
Dechra Pharmaceuticals PLC (United Kingdom, Pharmaceuticals)	2.3
Avon Rubber PLC (United Kingdom, Aerospace & Defense)	2.2
Tecan Group AG (Switzerland, Life Sciences Tools & Services)	2.1
AddTech AB (B Shares) (Sweden, Trading Companies & Distributors)	2.1
Spectris PLC (United Kingdom, Electronic Equipment & Components)	1.9
SHO-BOND Holdings Co. Ltd. (Japan, Construction & Engineering)	1.9
24.6

Top Market Sectors as of October 31, 2020

% of fund's net assets
Industrials	24.7
Information Technology	19.8
Health Care	16.4
Consumer Discretionary	8.7
Consumer Staples	7.6
Financials	4.0
Materials	3.3
Communication Services	3.3
Real Estate	1.9
Energy	0.6

Fidelity® Series International Small Cap Fund

Schedule of Investments October 31, 2020

Showing Percentage of Net Assets

Common Stocks - 89.1%
	Shares	Value
Australia - 1.1%
Bapcor Ltd.	883,530	$4,762,032
Beacon Lighting Group Ltd.	1,377,258	1,428,901
Imdex Ltd.	11,849,932	10,038,190
Kogan.Com Ltd.	1,013,600	14,672,904
Nanosonics Ltd. (a)	528,844	1,915,991
Reckon Ltd. (b)	10,986,940	5,982,597

TOTAL AUSTRALIA		38,800,615

Austria - 0.2%
EVN AG	202,000	3,223,052
Wienerberger AG	207,100	5,224,371

TOTAL AUSTRIA		8,447,423

Bailiwick of Jersey - 0.5%
Integrated Diagnostics Holdings PLC (c)	4,882,404	17,161,650
Belgium - 1.3%
Barco NV	1,529,851	23,973,325
Econocom Group SA (a)	2,319,647	5,100,577
KBC Ancora (a)	601,920	17,034,935

TOTAL BELGIUM		46,108,837

Canada - 2.4%
Computer Modelling Group Ltd.	1,108,300	3,934,744
ECN Capital Corp.	2,544,900	10,085,620
McCoy Global, Inc. (a)	1,107,650	424,005
MTY Food Group, Inc.	109,600	3,121,087
New Look Vision Group, Inc.	738,260	16,845,383
Pason Systems, Inc. (d)	208,500	805,956
PrairieSky Royalty Ltd.	340,000	2,084,966
Richelieu Hardware Ltd.	1,166,792	31,370,179
Spin Master Corp. (a)(c)	200,300	4,056,214
Summit Industrial Income REIT	1,480,000	14,963,297
Total Energy Services, Inc.	352,400	523,720

TOTAL CANADA		88,215,171

Cayman Islands - 0.2%
SITC International Holdings Co. Ltd.	3,800,000	5,862,367
China - 0.4%
Zhejiang Sanhua Intelligent Controls Co. Ltd. (A Shares)	4,202,989	15,420,182
Denmark - 2.5%
Netcompany Group A/S (a)(c)	533,675	44,333,765
SimCorp A/S	249,434	29,735,405
Spar Nord Bank A/S	1,852,610	15,940,793

TOTAL DENMARK		90,009,963

Finland - 1.2%
Admicom OYJ	112,700	13,125,605
Musti Group OYJ	255,527	5,853,783
Olvi PLC (A Shares)	148,500	7,765,479
Tikkurila Oyj	1,123,096	17,972,109

TOTAL FINLAND		44,716,976

France - 1.9%
Cegedim SA (a)	342,786	8,902,733
Elis SA (a)	271,500	2,973,884
Laurent-Perrier Group SA	147,831	12,155,299
Lectra	444,300	10,214,542
Somfy SA	25,300	3,524,091
STEF-TFE Group (a)	45,500	3,338,469
Vetoquinol SA	311,315	29,368,414

TOTAL FRANCE		70,477,432

Germany - 3.6%
Befesa SA (c)	14,000	575,570
CompuGroup Medical AG	590,157	50,552,853
CTS Eventim AG	837,595	37,108,211
JOST Werke AG (a)(c)	111,000	4,162,692
Nexus AG	618,016	34,405,117
Takkt AG	455,300	4,825,413

TOTAL GERMANY		131,629,856

Greece - 0.3%
Fourlis Holdings SA (a)	970,292	3,746,118
Motor Oil (HELLAS) Corinth Refineries SA	137,600	1,282,047
Mytilineos SA	503,000	5,494,982

TOTAL GREECE		10,523,147

India - 0.7%
Embassy Office Parks (REIT)	3,811,200	17,592,265
Indian Energy Exchange Ltd. (c)	2,756,200	7,068,547

TOTAL INDIA		24,660,812

Ireland - 0.5%
FBD Holdings PLC (a)	1,317,819	9,515,747
Mincon Group PLC	2,300,000	2,357,252
Total Produce PLC	2,742,400	3,577,208
United Drug PLC (United Kingdom)	191,000	1,795,181

TOTAL IRELAND		17,245,388

Israel - 2.3%
Ituran Location & Control Ltd. (b)	1,519,635	21,502,835
Maytronics Ltd.	760,044	11,674,479
Strauss Group Ltd.	1,484,064	42,911,960
Tel Aviv Stock Exchange Ltd.	1,791,957	7,772,736

TOTAL ISRAEL		83,862,010

Italy - 1.8%
Interpump Group SpA	1,626,300	61,367,877
MARR SpA	246,900	3,347,106

TOTAL ITALY		64,714,983

Japan - 35.0%
Ai Holdings Corp.	649,692	11,423,092
Aoki Super Co. Ltd.	203,237	5,323,390
Arc Land Sakamoto Co. Ltd.	205,100	3,951,373
Artnature, Inc.	1,169,300	6,775,759
Aucnet, Inc.	611,760	8,132,965
Azbil Corp.	3,381,725	137,241,564
Bank of Kyoto Ltd.	207,907	9,182,110
Broadleaf Co. Ltd. (b)	5,442,673	28,469,258
Central Automotive Products Ltd.	125,279	2,440,293
Chugoku Marine Paints Ltd.	275,000	2,625,272
CKD Corp.	170,000	2,829,456
Curves Holdings Co. Ltd.	3,678,859	22,602,887
Daiichikosho Co. Ltd.	804,914	27,541,724
Daikokutenbussan Co. Ltd.	362,500	19,721,310
Funai Soken Holdings, Inc.	741,857	16,047,392
GMO Internet, Inc.	277,962	7,413,873
Goldcrest Co. Ltd.	1,546,300	19,757,691
Iwatsuka Confectionary Co. Ltd.	105,800	3,702,999
Kamigumi Co. Ltd.	306,000	5,474,616
Kobayashi Pharmaceutical Co. Ltd.	276,300	26,924,249
Koshidaka Holdings Co. Ltd.	3,555,459	13,300,381
Kusuri No Aoki Holdings Co. Ltd.	318,058	25,389,291
Lasertec Corp.	1,141,560	98,882,847
Medikit Co. Ltd.	539,600	15,855,151
Mirait Holdings Corp.	407,000	5,794,111
Miroku Jyoho Service Co., Ltd.	752,191	15,235,179
Misumi Group, Inc.	1,339,500	39,782,579
Mitsuboshi Belting Ltd.	530,752	8,308,753
Nabtesco Corp.	1,047,536	39,134,107
Nagaileben Co. Ltd.	1,608,500	40,249,158
Nichias Corp.	199,700	4,325,167
Nihon Parkerizing Co. Ltd.	4,469,518	44,047,444
Nitto Kohki Co. Ltd.	211,000	3,506,038
NOF Corp.	117,000	4,397,132
NS Tool Co. Ltd. (b)	636,700	13,666,393
OBIC Co. Ltd.	605,900	107,270,371
OSG Corp.	2,256,975	33,811,863
PALTAC Corp.	157,500	8,805,445
Paramount Bed Holdings Co. Ltd.	831,066	32,019,184
Poletowin Pitcrew Holdings, Inc.	156,700	1,365,122
ProNexus, Inc.	1,033,577	10,751,922
Raiznext Corp.	138,200	1,601,600
S Foods, Inc.	177,100	5,898,441
San-Ai Oil Co. Ltd.	1,866,110	18,815,219
Sekisui Jushi Corp.	259,000	5,229,973
SHO-BOND Holdings Co. Ltd.	1,417,200	68,405,795
Shoei Co. Ltd. (b)	1,856,600	56,538,663
SK Kaken Co. Ltd.	61,804	23,482,611
Software Service, Inc.	241,700	26,042,305
Sushiro Global Holdings Ltd.	206,000	5,592,170
Techno Medica Co. Ltd.	283,000	4,378,179
The Monogatari Corp.	130,668	13,353,089
TKC Corp.	234,924	14,558,369
Tocalo Co. Ltd.	1,563,800	15,588,478
Tsuruha Holdings, Inc.	48,270	6,759,009
USS Co. Ltd.	2,056,400	37,612,743
Welcia Holdings Co. Ltd.	633,370	24,822,611
Workman Co. Ltd. (d)	141,500	12,546,764
Yuasa Trading Co. Ltd.	121,900	3,472,791

TOTAL JAPAN		1,278,177,721

Korea (South) - 0.7%
BGF Retail Co. Ltd.	123,588	12,823,559
Leeno Industrial, Inc.	131,335	14,095,840

TOTAL KOREA (SOUTH)		26,919,399

Luxembourg - 0.3%
B&M European Value Retail SA	950,531	5,969,890
Stabilus SA	60,000	3,397,517

TOTAL LUXEMBOURG		9,367,407

Mexico - 0.0%
Genomma Lab Internacional SA de CV (a)	1,109,000	983,442
Netherlands - 2.3%
Aalberts Industries NV	1,856,035	62,341,442
AerCap Holdings NV (a)	17,000	422,110
Arcadis NV	237,000	5,520,441
Intertrust NV (c)	300,000	4,646,953
RHI Magnesita NV	139,500	4,626,490
Van Lanschot NV (Bearer)	414,661	8,306,481

TOTAL NETHERLANDS		85,863,917

New Zealand - 0.2%
EBOS Group Ltd.	336,913	5,734,743
Norway - 1.9%
Adevinta ASA Class B (a)	128,966	1,992,582
Borregaard ASA	290,000	3,882,200
Kongsberg Gruppen ASA	1,436,185	23,257,813
Medistim ASA	382,845	8,301,228
Merkantildata ASA	982,000	11,356,109
Schibsted ASA (A Shares)	79,266	3,231,534
Skandiabanken ASA (c)	2,666,252	16,896,843

TOTAL NORWAY		68,918,309

Philippines - 0.2%
Jollibee Food Corp.	2,155,590	7,536,618
Pilipinas Shell Petroleum Corp. (a)	3,360,340	1,141,211

TOTAL PHILIPPINES		8,677,829

Singapore - 0.1%
Boustead Singapore Ltd.	8,961,400	4,596,839
South Africa - 0.9%
Clicks Group Ltd.	2,276,031	32,919,171
Spain - 1.1%
Applus Services SA (a)	295,000	2,310,520
Fluidra SA	1,802,620	32,583,020
Prosegur Cash SA (c)	1,585,177	1,227,707
Prosegur Compania de Seguridad SA (Reg.)	2,257,528	5,163,808

TOTAL SPAIN		41,285,055

Sweden - 6.4%
Addlife AB	4,339,652	65,262,545
AddTech AB (B Shares)	6,908,008	76,467,543
Bygghemma Group First AB (a)	477,725	7,462,440
Dometic Group AB (a)(c)	392,300	4,225,258
Granges AB	215,000	1,941,388
INVISIO AB	699,356	12,606,390
John Mattson Fastighetsforetag (a)	614,732	10,348,698
Lagercrantz Group AB (B Shares)	8,045,891	49,586,067
MIPS AB	106,800	4,599,227

TOTAL SWEDEN		232,499,556

Switzerland - 2.4%
Dufry AG (a)	79,160	2,995,640
Tecan Group AG	164,557	78,065,647
VZ Holding AG	67,625	5,671,370

TOTAL SWITZERLAND		86,732,657

Taiwan - 0.3%
Addcn Technology Co. Ltd.	1,710,570	12,346,908
United Kingdom - 14.3%
Alliance Pharma PLC	24,650,005	23,471,550
Avon Rubber PLC (b)	1,571,686	79,917,679
Bodycote PLC	1,811,861	15,268,965
Clarkson PLC	435,900	11,350,640
Dechra Pharmaceuticals PLC	1,857,576	84,034,621
DP Poland PLC (a)(b)(e)	14,923,300	1,401,652
GetBusy PLC (a)	2,405,000	2,492,542
Great Portland Estates PLC	906,515	6,776,231
H&T Group PLC (b)	2,180,017	6,213,266
Hill & Smith Holdings PLC	281,316	4,373,339
Hilton Food Group PLC	1,028,638	15,458,166
Howden Joinery Group PLC	2,482,682	20,481,491
ITE Group PLC	1,437,500	949,763
J.D. Weatherspoon PLC	363,500	4,059,281
Mears Group PLC	1,636,000	2,236,007
Mitie Group PLC	3,013,200	1,100,815
Naked Wines PLC	465,914	2,815,755
On The Beach Group PLC (c)	1,002,700	2,792,845
Rightmove PLC	4,510,370	36,110,879
Spectris PLC	2,139,169	68,617,226
Spirax-Sarco Engineering PLC	670,328	97,956,639
Ted Baker PLC (d)	1,083,648	1,436,155
Ten Entertainment Group PLC	1,230,400	2,135,937
Topps Tiles PLC	4,886,037	2,740,830
Trainline PLC (a)(c)	849,300	3,025,737
Ultra Electronics Holdings PLC	933,736	22,741,514
Vistry Group PLC	508,100	3,587,427

TOTAL UNITED KINGDOM		523,546,952

United States of America - 2.1%
Autoliv, Inc.	132,700	10,058,660
Morningstar, Inc.	118,500	22,560,030
PriceSmart, Inc.	265,788	18,339,372
ResMed, Inc.	140,400	26,948,376

TOTAL UNITED STATES OF AMERICA		77,906,438

TOTAL COMMON STOCKS
(Cost $2,018,391,776)		3,254,333,155

Nonconvertible Preferred Stocks - 1.3%
Germany - 1.3%
Sartorius AG (non-vtg.)
(Cost $2,829,712)	110,955	46,959,907

Investment Companies - 4.2%
United States of America - 4.2%
iShares MSCI EAFE Small-Cap ETF
(Cost $160,404,576)	2,700,000	153,765,005

Money Market Funds - 5.4%
Fidelity Cash Central Fund 0.10% (f)	194,216,651	194,255,495
Fidelity Securities Lending Cash Central Fund 0.11% (f)(g)	4,961,622	4,962,118
TOTAL MONEY MARKET FUNDS
(Cost $199,216,653)		199,217,613
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $2,380,842,717)		3,654,275,680
NET OTHER ASSETS (LIABILITIES) - 0.0%		(1,234,633)
NET ASSETS - 100%		$3,653,041,047

Security Type Abbreviations

ETF – Exchange-Traded Fund

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Affiliated company

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $110,173,781 or 3.0% of net assets.

 (d) Security or a portion of the security is on loan at period end.

 (e) Level 3 security

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,066,587
Fidelity Securities Lending Cash Central Fund	420,642
Total	$1,487,229

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

The value, beginning of period, for the Fidelity Cash Central Fund was $236,030,531. Net realized gain (loss) and change in net unrealized appreciation (depreciation) on Fidelity Cash Central Fund is presented in the Statement of Operations, if applicable. Purchases and sales of the Fidelity Cash Central Fund were $806,985,637 and $848,757,497, respectively, during the period.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases(a)	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Avon Rubber PLC	$26,053,104	$20,004,450	$6,764,862	$439,485	$1,326,746	$39,298,241	$79,917,679
Broadleaf Co. Ltd.	20,492,785	8,604,466	--	516,109	--	(627,993)	28,469,258
DP Poland PLC	889,221	--	--	--	--	512,431	1,401,652
H&T Group PLC	10,688,405	--	--	72,371	--	(4,475,139)	6,213,266
Ituran Location & Control Ltd.	28,071,960	8,703,070	1,175,232	486,024	(593,577)	(13,503,386)	21,502,835
NS Tool Co. Ltd.	10,101,364	2,626,115	--	169,782	--	938,914	13,666,393
Reckon Ltd.	3,095,110	2,322,704	--	315,386	--	564,783	5,982,597
Shoei Co. Ltd.	41,274,923	178,895	906,197	964,418	(49,275)	16,040,317	56,538,663
Total	$140,666,872	$42,439,700	$8,846,291	$2,963,575	$683,894	$38,748,168	$213,692,343

 (a) Includes the value of securities received through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$119,281,601	$91,739,877	$27,541,724	$--
Consumer Discretionary	319,890,684	105,211,804	213,277,228	1,401,652
Consumer Staples	277,430,134	106,370,345	171,059,789	--
Energy	29,011,868	9,055,438	19,956,430	--
Financials	136,248,478	119,997,821	16,250,657	--
Health Care	602,407,975	476,213,264	126,194,711	--
Industrials	899,774,432	602,026,377	297,748,055	--
Information Technology	721,976,110	280,037,998	441,938,112	--
Materials	122,610,546	38,019,897	84,590,649	--
Real Estate	69,438,182	32,088,226	37,349,956	--
Utilities	3,223,052	3,223,052	--	--
Investment Companies	153,765,005	153,765,005	--	--
Money Market Funds	199,217,613	199,217,613	--	--
Total Investments in Securities:	$3,654,275,680	$2,216,966,717	$1,435,907,311	$1,401,652

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series International Small Cap Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2020
Assets
Investment in securities, at value (including securities loaned of $4,725,409) — See accompanying schedule: Unaffiliated issuers (cost $2,041,633,641)	$3,241,365,724
Fidelity Central Funds (cost $199,216,653)	199,217,613
Other affiliated issuers (cost $139,992,423)	213,692,343
Total Investment in Securities (cost $2,380,842,717)		$3,654,275,680
Foreign currency held at value (cost $271,125)		271,125
Receivable for investments sold		8,312,897
Receivable for fund shares sold		464,746
Dividends receivable		12,372,465
Distributions receivable from Fidelity Central Funds		21,503
Other receivables		1,179
Total assets		3,675,719,595
Liabilities
Payable to custodian bank	$440,791
Payable for investments purchased	6,695,814
Payable for fund shares redeemed	10,152,379
Other payables and accrued expenses	427,064
Collateral on securities loaned	4,962,500
Total liabilities		22,678,548
Net Assets		$3,653,041,047
Net Assets consist of:
Paid in capital		$2,423,841,838
Total accumulated earnings (loss)		1,229,199,209
Net Assets		$3,653,041,047
Net Asset Value, offering price and redemption price per share ($3,653,041,047 ÷ 208,181,385 shares)		$17.55

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2020
Investment Income
Dividends (including $2,963,575 earned from other affiliated issuers)		$51,412,144
Income from Fidelity Central Funds (including $420,642 from security lending)		1,487,229
Income before foreign taxes withheld		52,899,373
Less foreign taxes withheld		(4,577,300)
Total income		48,322,073
Expenses
Custodian fees and expenses	$385,892
Independent trustees' fees and expenses	19,922
Miscellaneous	8,300
Total expenses		414,114
Net investment income (loss)		47,907,959
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $112,742)	(45,393,423)
Fidelity Central Funds	(3,953)
Other affiliated issuers	683,894
Foreign currency transactions	298,352
Total net realized gain (loss)		(44,415,130)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $646,943)	268,099,090
Affiliated issuers	38,748,168
Assets and liabilities in foreign currencies	190,475
Total change in net unrealized appreciation (depreciation)		307,037,733
Net gain (loss)		262,622,603
Net increase (decrease) in net assets resulting from operations		$310,530,562

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2020	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$47,907,959	$76,424,752
Net realized gain (loss)	(44,415,130)	85,991,150
Change in net unrealized appreciation (depreciation)	307,037,733	250,247,029
Net increase (decrease) in net assets resulting from operations	310,530,562	412,662,931
Distributions to shareholders	(159,580,831)	(309,676,762)
Share transactions
Proceeds from sales of shares	461,446,003	414,945,342
Reinvestment of distributions	159,580,831	309,676,761
Cost of shares redeemed	(616,999,700)	(555,046,399)
Net increase (decrease) in net assets resulting from share transactions	4,027,134	169,575,704
Total increase (decrease) in net assets	154,976,865	272,561,873
Net Assets
Beginning of period	3,498,064,182	3,225,502,309
End of period	$3,653,041,047	$3,498,064,182
Other Information
Shares
Sold	28,721,728	26,523,897
Issued in reinvestment of distributions	9,392,633	21,746,964
Redeemed	(39,331,425)	(35,158,696)
Net increase (decrease)	(1,217,064)	13,112,165

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series International Small Cap Fund

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$16.71	$16.43	$18.17	$15.02	$16.11
Income from Investment Operations
Net investment income (loss)A	.22	.36	.38	.25	.15
Net realized and unrealized gain (loss)	1.36	1.47	(.99)	3.47	(.13)
Total from investment operations	1.58	1.83	(.61)	3.72	.02
Distributions from net investment income	(.36)	(.37)	(.29)	(.15)	(.15)
Distributions from net realized gain	(.38)	(1.18)	(.85)	(.42)	(.96)
Total distributions	(.74)	(1.55)	(1.13)B	(.57)	(1.11)
Net asset value, end of period	$17.55	$16.71	$16.43	$18.17	$15.02
Total ReturnC	9.60%	12.77%	(3.72)%	25.87%	.02%
Ratios to Average Net AssetsD,E
Expenses before reductions	.01%	.01%	.01%	.56%	1.06%
Expenses net of fee waivers, if any	.01%	.01%	.01%	.56%	1.06%
Expenses net of all reductions	.01%	.01%	.01%	.55%	1.05%
Net investment income (loss)	1.36%	2.28%	2.08%	1.52%	1.01%
Supplemental Data
Net assets, end of period (000 omitted)	$3,653,041	$3,498,064	$3,225,502	$3,572,161	$1,303,650
Portfolio turnover rateF	24%G	23%	14%	21%	21%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series International Value Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2020	Past 1 year	Past 5 years	Past 10 years
Fidelity® Series International Value Fund	(12.55)%	(0.52)%	1.51%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Series International Value Fund on October 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Value Index performed over the same period.

Period Ending Values
$11,613	Fidelity® Series International Value Fund
$11,593	MSCI EAFE Value Index

Fidelity® Series International Value Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned -2.46% for the 12 months ending October 31, 2020, in what was a bumpy ride for non-U.S. equities, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a sharp upturn. Declared a pandemic on March 11, the crisis and containment efforts caused broad contraction in economic activity, elevated volatility and dislocation in financial markets. A historically rapid and expansive monetary- and fiscal-policy response around the world provided a partial offset to the economic disruption. Other supporting factors included resilient corporate earnings and near-term potential for a COVID-19 vaccine breakthrough. This was evident in the index’s 12.28% gain in the final six months of the year. Currency fluctuation generally boosted foreign developed-markets equities for the year, while the reverse was true for emerging-markets stocks. Late in the period, the index was pressured by a second wave of COVID-19 cases in some regions, and stretched valuations and crowded positioning in big tech. For the full year, the U.K. (-22%), Asia Pacific ex Japan (-8%), Canada (-5%) and Europe ex U.K. (-4%) notably lagged. Emerging markets (+9%) and Japan (+1%) outperformed. By sector, energy (-38%), financials and real estate (-20% each) lagged, whereas information technology (+ 25%) and communication services (+15%) topped the index.

Comments from Portfolio Manager Alex Zavratsky:  For the fiscal year ending October 31, 2020, the fund returned -12.55%, outperforming the -18.23% result of the benchmark MSCI EAFE Value Index (Net MA). From a regional standpoint, stock picks in Japan, Italy and Sweden, along with an underweighting in the U.K., contributed most to the fund's relative result. By sector, the top contributor to performance versus the benchmark was security selection and an overweighting in information technology. Strong picks in industrials also helped. Adding further value were investment choices among health care stocks, primarily driven by the health care equipment & services industry. The fund's top individual relative contributor was an underweighting in Royal Dutch Shell, which returned -55% the past 12 months and was no longer held at period end. Our second-largest relative contributor this period was avoiding HSBC Holdings, a benchmark component that returned -45%. Also aiding the portfolio’s relative return was a non-benchmark stake in Hoya that rose 27% the past 12 months. In contrast, an underweighting in Australia and stock picks in U.K. weighed on the fund's relative result. By sector, the largest detractor from performance versus the benchmark was an underweighting in utilities. An overweighting in the financials sector also hindered relative performance, as did an underweighting in consumer discretionary. The fund's largest individual relative detractor was an overweighting in BP, which returned -57% the past year. The company was among the fund's biggest holdings this period. Also pressuring performance was our outsized stake in Banco Santander, which returned -50%. Avoiding Schneider Electric, a benchmark component that gained 35%, also hurt performance. Notable changes in positioning include increased exposure to Switzerland and a lower allocation to U.K. By sector, meaningful changes in positioning include increased exposure to industrials and a lower allocation to energy.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Series International Value Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2020
Japan	26.3%
Germany	15.1%
France	13.2%
United Kingdom	10.4%
Switzerland	7.7%
Italy	3.6%
Sweden	3.4%
Australia	2.4%
Spain	2.2%
Other*	15.7%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2020

% of fund's net assets
Stocks	98.7
Short-Term Investments and Net Other Assets (Liabilities)	1.3

Top Ten Stocks as of October 31, 2020

% of fund's net assets
BHP Billiton PLC (United Kingdom, Metals & Mining)	3.3
Toyota Motor Corp. (Japan, Automobiles)	3.2
Siemens AG (Germany, Industrial Conglomerates)	2.9
Novartis AG (Switzerland, Pharmaceuticals)	2.7
Sanofi SA (France, Pharmaceuticals)	2.3
Enel SpA (Italy, Electric Utilities)	2.3
Zurich Insurance Group Ltd. (Switzerland, Insurance)	2.1
Total SA (France, Oil, Gas & Consumable Fuels)	2.0
BNP Paribas SA (France, Banks)	1.8
Vonovia SE (Germany, Real Estate Management & Development)	1.7
24.3

Top Market Sectors as of October 31, 2020

% of fund's net assets
Financials	28.9
Industrials	14.7
Materials	11.8
Health Care	10.5
Information Technology	8.6
Consumer Discretionary	8.0
Energy	5.1
Utilities	4.1
Communication Services	3.2
Real Estate	2.6

Fidelity® Series International Value Fund

Schedule of Investments October 31, 2020

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value
Australia - 2.4%
Commonwealth Bank of Australia	2,385,875	$115,837,924
Evolution Mining Ltd.	11,389,916	44,653,399
Macquarie Group Ltd.	1,309,185	116,726,888

TOTAL AUSTRALIA		277,218,211

Austria - 0.7%
Erste Group Bank AG	3,874,589	79,330,454
Bailiwick of Jersey - 1.7%
Ferguson PLC	1,088,600	108,120,812
Glencore Xstrata PLC	45,903,795	92,598,827

TOTAL BAILIWICK OF JERSEY		200,719,639

Belgium - 1.4%
KBC Groep NV	3,212,104	158,355,552
Denmark - 1.6%
A.P. Moller - Maersk A/S Series B	54,521	87,377,239
ORSTED A/S (a)	617,811	98,055,266

TOTAL DENMARK		185,432,505

Finland - 0.8%
Sampo Oyj (A Shares)	2,467,287	93,102,236
France - 13.2%
ALTEN (b)	249,108	19,916,987
Atos Origin SA (b)	1,004,155	68,532,062
AXA SA	11,105,262	178,342,726
BNP Paribas SA (b)	5,906,100	205,973,944
Capgemini SA	775,548	89,547,409
Natixis SA (b)	10,197,866	23,706,381
Sanofi SA	2,921,306	263,774,640
SR Teleperformance SA	446,688	134,064,605
Total SA	7,880,292	238,747,041
VINCI SA	1,596,137	126,071,093
Vivendi SA	4,497,686	129,855,721
Worldline SA (a)(b)	779,531	57,777,532

TOTAL FRANCE		1,536,310,141

Germany - 13.6%
Bayer AG	2,626,682	123,429,212
Deutsche Post AG	3,347,000	148,283,097
Hannover Reuck SE	830,539	120,620,719
HeidelbergCement AG	1,705,777	97,583,421
Infineon Technologies AG	3,848,000	107,132,874
Linde PLC	700,511	153,542,995
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	532,876	124,619,297
Rheinmetall AG	772,641	56,420,992
RWE AG	3,217,000	119,106,926
Siemens AG	2,853,800	334,694,390
Vonovia SE	3,091,952	197,409,116

TOTAL GERMANY		1,582,843,039

Hong Kong - 0.9%
AIA Group Ltd.	10,639,600	101,258,950
India - 0.4%
Reliance Industries Ltd. sponsored GDR(a)	885,300	48,602,970
Indonesia - 0.3%
PT Bank Rakyat Indonesia Tbk	165,134,952	37,381,927
Ireland - 2.1%
CRH PLC	5,105,008	178,633,274
Ryanair Holdings PLC (b)	181,200	2,496,807
Ryanair Holdings PLC sponsored ADR (b)(c)	790,600	63,722,360

TOTAL IRELAND		244,852,441

Italy - 3.6%
Assicurazioni Generali SpA	5,167,724	69,273,968
Enel SpA	32,985,950	262,254,964
Mediobanca SpA	11,255,945	79,809,030

TOTAL ITALY		411,337,962

Japan - 26.3%
DENSO Corp.	2,634,856	122,775,310
FANUC Corp.	734,207	155,082,761
Fujitsu Ltd.	861,100	101,880,732
Hoya Corp.	1,459,542	164,719,441
Ibiden Co. Ltd.	1,519,144	61,940,818
Idemitsu Kosan Co. Ltd.	2,697,076	54,545,590
Itochu Corp.	7,027,353	168,786,622
Kao Corp.	1,148,136	81,745,803
Minebea Mitsumi, Inc.	6,474,851	116,944,611
Mitsubishi Estate Co. Ltd.	3,644,833	54,365,880
Mitsubishi UFJ Financial Group, Inc.	33,369,724	131,540,270
Mitsui Fudosan Co. Ltd.	2,676,896	45,581,037
OBIC Co. Ltd.	414,042	73,303,250
Oracle Corp. Japan	700,011	69,959,164
ORIX Corp.	8,964,897	104,846,595
Recruit Holdings Co. Ltd.	1,970,316	74,971,856
Shin-Etsu Chemical Co. Ltd.	1,392,858	186,039,652
Shinsei Bank Ltd.	6,453,120	77,641,018
SoftBank Group Corp.	2,445,237	159,267,604
Sony Corp.	1,822,395	151,926,659
Sumitomo Mitsui Financial Group, Inc.	5,062,085	140,128,151
Suzuki Motor Corp.	2,461,482	105,714,996
Takeda Pharmaceutical Co. Ltd.	1,842,773	56,946,500
Tokio Marine Holdings, Inc.	3,181,515	142,196,936
Tokyo Electron Ltd.	295,163	79,224,958
Toyota Motor Corp.	5,651,524	371,005,067

TOTAL JAPAN		3,053,081,281

Korea (South) - 0.9%
Samsung Electronics Co. Ltd.	2,126,305	106,645,563
Luxembourg - 0.5%
ArcelorMittal SA (Netherlands) (b)	4,412,400	59,878,482
Netherlands - 2.0%
AerCap Holdings NV (b)	1,229,133	30,519,372
Koninklijke Philips Electronics NV	2,137,497	99,001,969
NN Group NV	2,760,639	96,262,435

TOTAL NETHERLANDS		225,783,776

Portugal - 0.3%
Galp Energia SGPS SA Class B	4,486,664	36,437,047
Singapore - 0.8%
United Overseas Bank Ltd.	6,533,289	90,776,460
Spain - 2.2%
Banco Santander SA (Spain)	73,899,949	147,988,860
Cellnex Telecom SA (a)	1,364,738	87,610,049
Unicaja Banco SA (a)	29,092,431	18,516,786

TOTAL SPAIN		254,115,695

Sweden - 3.4%
Ericsson (B Shares)	14,124,785	157,696,372
Investor AB (B Shares)	2,940,460	176,591,502
Volvo AB (B Shares)	3,120,800	60,726,256

TOTAL SWEDEN		395,014,130

Switzerland - 7.7%
Novartis AG	4,029,790	314,011,664
Roche Holding AG (participation certificate)	236,020	75,840,669
Siemens Energy AG (b)	1,844,800	40,392,671
Swiss Life Holding AG	167,273	56,222,846
UBS Group AG	14,134,482	165,232,095
Zurich Insurance Group Ltd.	728,564	241,989,377

TOTAL SWITZERLAND		893,689,322

United Kingdom - 10.4%
Anglo American PLC (United Kingdom)	7,722,602	181,203,875
AstraZeneca PLC (United Kingdom)	994,099	99,813,009
Beazley PLC	7,674,617	29,230,851
BHP Billiton PLC	19,605,860	379,811,767
BP PLC	64,277,388	163,951,356
Imperial Brands PLC	3,649,375	57,867,847
Lloyds Banking Group PLC	227,961,482	83,002,404
Royal Dutch Shell PLC Class B sponsored ADR	2,594,186	62,649,592
RSA Insurance Group PLC	13,571,551	74,477,116
Standard Chartered PLC (United Kingdom)	17,019,205	77,566,201
Standard Life PLC	611,156	1,777,485

TOTAL UNITED KINGDOM		1,211,351,503

TOTAL COMMON STOCKS
(Cost $11,545,614,671)		11,283,519,286

Nonconvertible Preferred Stocks - 1.5%
Germany - 1.5%
Porsche Automobil Holding SE (Germany)
(Cost $229,686,543)	3,254,989	174,382,454

Money Market Funds - 0.7%
Fidelity Cash Central Fund 0.10% (d)	82,567,398	82,583,911
Fidelity Securities Lending Cash Central Fund 0.11% (d)(e)	16,698	16,700
TOTAL MONEY MARKET FUNDS
(Cost $82,600,611)		82,600,611
TOTAL INVESTMENT IN SECURITIES - 99.4%
(Cost $11,857,901,825)		11,540,502,351
NET OTHER ASSETS (LIABILITIES) - 0.6%		65,207,355
NET ASSETS - 100%		$11,605,709,706

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $310,562,603 or 2.7% of net assets.

 (b) Non-income producing

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$388,872
Fidelity Securities Lending Cash Central Fund	1,314,614
Total	$1,703,486

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$376,733,374	$217,465,770	$159,267,604	$--
Consumer Discretionary	925,804,486	174,382,454	751,422,032	--
Consumer Staples	139,613,650	57,867,847	81,745,803	--
Energy	604,933,596	111,252,562	493,681,034	--
Financials	3,360,327,384	1,444,694,954	1,915,632,430	--
Health Care	1,197,537,104	--	1,197,537,104	--
Industrials	1,708,675,544	868,823,743	839,851,801	--
Information Technology	993,557,721	235,773,990	757,783,731	--
Materials	1,373,945,692	492,208,773	881,736,919	--
Real Estate	297,356,033	197,409,116	99,946,917	--
Utilities	479,417,156	217,162,192	262,254,964	--
Money Market Funds	82,600,611	82,600,611	--	--
Total Investments in Securities:	$11,540,502,351	$4,099,642,012	$7,440,860,339	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series International Value Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2020
Assets
Investment in securities, at value (including securities loaned of $16,120) — See accompanying schedule: Unaffiliated issuers (cost $11,775,301,214)	$11,457,901,740
Fidelity Central Funds (cost $82,600,611)	82,600,611
Total Investment in Securities (cost $11,857,901,825)		$11,540,502,351
Foreign currency held at value (cost $982)		967
Receivable for investments sold		67
Receivable for fund shares sold		194,024,222
Dividends receivable		62,778,197
Distributions receivable from Fidelity Central Funds		6,411
Total assets		11,797,312,215
Liabilities
Payable to custodian bank	$8,528
Payable for investments purchased	185,356,697
Payable for fund shares redeemed	5,891,719
Other payables and accrued expenses	328,865
Collateral on securities loaned	16,700
Total liabilities		191,602,509
Net Assets		$11,605,709,706
Net Assets consist of:
Paid in capital		$13,299,655,862
Total accumulated earnings (loss)		(1,693,946,156)
Net Assets		$11,605,709,706
Net Asset Value, offering price and redemption price per share ($11,605,709,706 ÷ 1,407,592,426 shares)		$8.25

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2020
Investment Income
Dividends		$385,768,945
Non-Cash dividends		36,054,975
Income from Fidelity Central Funds (including $1,314,614 from security lending)		1,703,486
Income before foreign taxes withheld		423,527,406
Less foreign taxes withheld		(36,473,943)
Total income		387,053,463
Expenses
Custodian fees and expenses	$763,903
Independent trustees' fees and expenses	78,151
Interest	145,995
Miscellaneous	32,232
Total expenses before reductions	1,020,281
Expense reductions	(1,248)
Total expenses after reductions		1,019,033
Net investment income (loss)		386,034,430
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(621,931,797)
Fidelity Central Funds	(16,166)
Foreign currency transactions	529,328
Total net realized gain (loss)		(621,418,635)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(1,627,528,730)
Assets and liabilities in foreign currencies	1,875,059
Total change in net unrealized appreciation (depreciation)		(1,625,653,671)
Net gain (loss)		(2,247,072,306)
Net increase (decrease) in net assets resulting from operations		$(1,861,037,876)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2020	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$386,034,430	$607,840,138
Net realized gain (loss)	(621,418,635)	(614,985,805)
Change in net unrealized appreciation (depreciation)	(1,625,653,671)	848,206,291
Net increase (decrease) in net assets resulting from operations	(1,861,037,876)	841,060,624
Distributions to shareholders	(664,417,720)	(506,747,337)
Share transactions
Proceeds from sales of shares	1,780,488,165	2,440,637,033
Reinvestment of distributions	664,417,720	506,747,337
Cost of shares redeemed	(4,306,137,056)	(1,319,977,575)
Net increase (decrease) in net assets resulting from share transactions	(1,861,231,171)	1,627,406,795
Total increase (decrease) in net assets	(4,386,686,767)	1,961,720,082
Net Assets
Beginning of period	15,992,396,473	14,030,676,391
End of period	$11,605,709,706	$15,992,396,473
Other Information
Shares
Sold	202,786,325	262,484,972
Issued in reinvestment of distributions	67,797,726	57,913,981
Redeemed	(491,561,140)	(141,800,099)
Net increase (decrease)	(220,977,089)	178,598,854

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series International Value Fund

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$9.82	$9.68	$10.87	$9.27	$9.91
Income from Investment Operations
Net investment income (loss)A	.26	.39	.38	.29	.24
Net realized and unrealized gain (loss)	(1.43)	.10	(1.23)	1.55	(.68)
Total from investment operations	(1.17)	.49	(.85)	1.84	(.44)
Distributions from net investment income	(.36)	(.35)	(.31)	(.22)	(.20)
Distributions from net realized gain	(.04)	–	(.03)	(.02)	–
Total distributions	(.40)	(.35)	(.34)	(.24)	(.20)
Net asset value, end of period	$8.25	$9.82	$9.68	$10.87	$9.27
Total ReturnB	(12.55)%	5.48%	(8.11)%	20.33%	(4.49)%
Ratios to Average Net AssetsC,D
Expenses before reductions	.01%	.01%	.01%	.48%	.96%
Expenses net of fee waivers, if any	.01%	.01%	.01%	.47%	.96%
Expenses net of all reductions	.01%	.01%	- %E	.46%	.95%
Net investment income (loss)	2.92%	4.23%	3.60%	2.86%	2.58%
Supplemental Data
Net assets, end of period (000 omitted)	$11,605,710	$15,992,396	$14,030,676	$14,793,134	$5,774,976
Portfolio turnover rateF	36%G	41%	43%	51%	45%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount represents less than .005%.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2020

1. Organization.

Fidelity Series Emerging Markets Fund, Fidelity Series Emerging Markets Opportunities Fund, Fidelity Series International Growth Fund, Fidelity Series International Small Cap Fund and Fidelity Series International Value Fund (the Funds) are funds of Fidelity Investment Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds and Fidelity managed 529 plans. Investments in emerging markets, if applicable, can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

Effective January 1, 2020, investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fair Value Committee (the Committee) established by each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2020 is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and for certain Funds include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2020, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Fidelity Series Emerging Markets Fund, Fidelity Series Emerging Markets Opportunities Fund, Fidelity Series International Growth Fund and Fidelity Series International Small Cap Fund are subject to a tax imposed on capital gains by certain countries in which they invest. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on each applicable Fund's Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Series Emerging Markets Fund	$2,518,682,310	$ 599,983,265	$(174,165,177)	$ 425,818,088
Fidelity Series Emerging Markets Opportunities Fund	21,230,087,984	8,061,107,593	(2,176,018,840)	5,885,088,753
Fidelity Series International Growth Fund	6,558,438,775	5,059,982,626	(103,261,698)	4,956,720,928
Fidelity Series International Small Cap Fund	2,400,792,291	1,440,301,214	(186,817,825)	1,253,483,389
Fidelity Series International Value Fund	12,052,083,304	1,647,611,501	(2,159,192,454)	(511,580,953)

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Series Emerging Markets Fund	$38,677,217	$–	$(283,118,375)	$425,861,723
Fidelity Series Emerging Markets Opportunities Fund	331,661,729	503,816,512	–	5,884,385,025
Fidelity Series International Growth Fund	159,958,750	1,718,720,480	–	4,959,187,222
Fidelity Series International Small Cap Fund	24,973,962	–	(49,089,033)	1,253,644,938
Fidelity Series International Value Fund	349,783,631	–	(1,534,215,516)	(509,514,270)

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	No expiration
	Short-term	Long-term	Total capital loss carryfoward
Fidelity Series Emerging Markets Fund	$(95,504,325)	$(187,614,050)	$(283,118,375)
Fidelity Series International Small Cap Fund	(24,154,384)	(24,934,649)	(49,089,033)
Fidelity Series International Value Fund	(987,579,233)	(546,636,283)	(1,534,215,516)

The tax character of distributions paid was as follows:

October 31, 2020
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Series Emerging Markets Fund	$52,999,079	$–	$52,999,079
Fidelity Series Emerging Markets Opportunities Fund	524,696,385	–	524,696,385
Fidelity Series International Growth Fund	363,436,552	262,263,674	625,700,226
Fidelity Series International Small Cap Fund	87,553,807	72,027,024	159,580,831
Fidelity Series International Value Fund	664,417,720	–	664,417,720

October 31, 2019
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Series Emerging Markets Fund	$6,416,055	$–	$6,416,055
Fidelity Series Emerging Markets Opportunities Fund	311,016,955	874,064,891	1,185,081,846
Fidelity Series International Growth Fund	265,068,295	659,438,197	924,506,492
Fidelity Series International Small Cap Fund	78,568,733	231,108,029	309,676,762
Fidelity Series International Value Fund	506,747,337	–	506,747,337

Restricted Securities (including Private Placements). The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Funds' investment objective allows the Funds to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Funds used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Funds may not achieve their objectives.

The Funds' use of derivatives increased or decreased their exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Funds will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Funds. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Funds used futures contracts to manage their exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Emerging Markets Fund	3,549,378,304	2,751,374,095
Fidelity Series Emerging Markets Opportunities Fund	14,611,046,784	9,092,061,975
Fidelity Series International Growth Fund	2,193,679,421	8,268,632,075
Fidelity Series International Small Cap Fund	807,281,964	922,525,535
Fidelity Series International Value Fund	4,767,502,611	7,236,157,702

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds do not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Funds, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Series Emerging Markets Fund	$4,636
Fidelity Series Emerging Markets Opportunities Fund	88,629
Fidelity Series International Growth Fund	13,148
Fidelity Series International Small Cap Fund	519
Fidelity Series International Value Fund	2,581

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, each Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing each Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Series Emerging Markets Fund	Borrower	$13,852,000.29%		$444
Fidelity Series International Growth Fund	Borrower	109,066,833	1.33%	145,208
Fidelity Series International Value Fund	Borrower	60,613,624	1.01%	144,049

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Exchanges In-Kind. During the period, Fidelity Series Emerging Markets Fund received investments and cash valued at $58,024,325 in exchange for 6,069,490 shares of the Fund. Fidelity Series Emerging Markets Opportunities Fund received investments and cash valued at $522,218,927 in exchange for 26,562,509 shares of the Fund. Fidelity Series International Growth Fund received investments and cash valued at $333,338,148 in exchange for 19,301,572 shares of the Fund. Fidelity Series International Small Cap Fund received investments and cash valued at $84,931,704 in exchange for 5,043,450 shares of the Fund. Fidelity Series International Value Fund received investments and cash valued at $333,338,148 in exchange for 33,670,520 shares of the Fund. The amount of in-kind exchanges is included in the Fund's share transactions in the accompanying Statement of Changes in Net Assets.

Other. During the period, the investment adviser reimbursed the Funds for certain losses as follows:

Amount
Fidelity Series Emerging Markets Fund	$3,202
Fidelity Series International Growth Fund	98,839
Fidelity Series International Small Cap Fund	6,858

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Series Emerging Markets Fund	$5,587
Fidelity Series Emerging Markets Opportunities Fund	51,058
Fidelity Series International Growth Fund	33,729
Fidelity Series International Small Cap Fund	8,235
Fidelity Series International Value Fund	32,167

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Series Emerging Markets Fund	$1,685	$313	$–
Fidelity Series Emerging Markets Opportunities Fund	60,854	–	–
Fidelity Series International Growth Fund	3,294	3,052	–
Fidelity Series International Small Cap Fund	1,490	–	–
Fidelity Series International Value Fund	4,027	–	–

9. Bank Borrowings.

Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Series International Value Fund	$24,240,000.58%		$1,946

10. Expense Reductions.

The investment adviser contractually agreed to reimburse each Fund to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through February 28, 2024. Some expenses, for example the compensation of the independent Trustees, and certain other expenses such as interest expense, are excluded from this reimbursement.

The following Funds were in reimbursement during the period:

	Expense Limitations	Reimbursement
Fidelity Series Emerging Markets Fund	.014% / .013%(a)	$805,737
Fidelity Series Emerging Markets Opportunities Fund	.014% / .013%(a)	4,794,325

 (a) Expense limitation effective August 1, 2020.

In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits
Fidelity Series Emerging Markets Fund	$1,957
Fidelity Series Emerging Markets Opportunities Fund	1,058
Fidelity Series International Value Fund	1,248

11. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Funds.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Funds' performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Series Emerging Markets Fund, Fidelity Series Emerging Markets Opportunities Fund, Fidelity Series International Small Cap Fund and Fidelity Series International Value Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Fidelity Series Emerging Markets Fund, Fidelity Series Emerging Markets Opportunities Fund, Fidelity Series International Small Cap Fund and Fidelity Series International Value Fund (the "Funds"), each a fund of Fidelity Investment Trust, including the schedules of investments, as of October 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, except for Fidelity Series Emerging Markets Fund; the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from August 29, 2018 (commencement of operations) to October 31, 2018; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, except for Fidelity Series Emerging Markets Fund; the results of its operations for the period then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from August 29, 2018 (commencement of operations) to October 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 15, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Series International Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Series International Growth Fund (one of the funds constituting Fidelity Investment Trust, referred to hereafter as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 15, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 305 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Co-Lead Independent Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Co-Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Lloyd James Austin, III (1953)

Year of Election or Appointment: 2020

Member of the Advisory Board

General Austin also serves as a Member of the Advisory Board of other Fidelity® funds. Prior to his retirement, General Austin (United States Army, Retired) held a variety of positions within the U.S. Government, including Commander, U.S. Central Command (2013-2016), Vice Chief of Staff, U.S. Army (2012-2013) and Commanding General, U.S. Forces – Iraq, Operation New Dawn (2010-2012). General Austin currently serves as a Partner of Pine Island Capital Partners (private equity, 2020-present) and as President of the Austin Strategy Group LLC (consulting, 2016-present). General Austin serves as a member of the Board of Directors of Nucor Corporation (steel products, 2017-present), as a member of the Board of Directors of Tenet Healthcare Corporation (2018-present) and as a member of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). In addition, General Austin currently serves as a member of the Board of Trustees of the Carnegie Corporation of New York (2017-present) and as a member of the Board of Trustees of Auburn University (2017-present). Previously, General Austin served as a member of the Board of Directors of United Technologies Corporation (aerospace, defense and building, 2016-2020).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2020

Member of the Advisory Board

Mr. Kennedy also serves as a Member of the Advisory Board of other Fidelity® funds. Previously, Mr. Kennedy held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2020 to October 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period-B May 1, 2020 to October 31, 2020
Fidelity Series Emerging Markets Fund	.01%
Actual		$1,000.00	$1,248.40	$.06
Hypothetical-C		$1,000.00	$1,025.09	$.05
Fidelity Series Emerging Markets Opportunities Fund	.01%
Actual		$1,000.00	$1,264.90	$.06
Hypothetical-C		$1,000.00	$1,025.09	$.05
Fidelity Series International Growth Fund	.01%
Actual		$1,000.00	$1,153.00	$.05
Hypothetical-C		$1,000.00	$1,025.09	$.05
Fidelity Series International Small Cap Fund	.01%
Actual		$1,000.00	$1,189.00	$.06
Hypothetical-C		$1,000.00	$1,025.09	$.05
Fidelity Series International Value Fund	.01%
Actual		$1,000.00	$1,088.40	$.05
Hypothetical-C		$1,000.00	$1,025.09	$.05

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Series Emerging Markets Fund	12/14/2020	12/11/2020	$0.157	$0.000
Fidelity Series Emerging Markets Opportunities Fund	12/14/2020	12/11/2020	$0.332	$0.414
Fidelity Series International Growth Fund	12/14/2020	12/11/2020	$0.241	$2.647
Fidelity Series International Small Cap Fund	12/14/2020	12/11/2020	$0.166	$0.000
Fidelity Series International Value Fund	12/14/2020	12/11/2020	$0.286	$0.000

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended October 31, 2020, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Series Emerging Markets Opportunities Fund	$503,816,512
Fidelity Series International Growth Fund	$1,719,665,681

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

Fidelity Series Emerging Markets Fund
December, 2019	3%
Fidelity Series International Growth Fund
December, 2019	6%
Fidelity Series International Small Cap Fund
December, 2019	1%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Fidelity Series Emerging Markets Fund
December, 2019	52%
Fidelity Series Emerging Markets Opportunities Fund
December, 2019	50%
Fidelity Series International Growth Fund
December, 2019	68%
Fidelity Series International Small Cap Fund
December, 2019	68%
Fidelity Series International Value Fund
December, 2019	80%

The funds will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	91,643,443,973.030	98.167
Withheld	1,711,119,384.419	1.833
TOTAL	93,354,563,357.449	100.000
Donald F. Donahue
Affirmative	91,659,003,496.045	98.184
Withheld	1,695,559,852.789	1.816
TOTAL	93,354,563,357.449	100.000
Bettina Doulton
Affirmative	91,774,146,516.145	98.307
Withheld	1,580,416,862.377	1.693
TOTAL	93,354,563,357.449	100.000
Vicki L. Fuller
Affirmative	91,845,419,368.993	98.383
Withheld	1,509,143,998.591	1.617
TOTAL	93,354,563,357.449	100.00
Patricia L. Kampling
Affirmative	91,723,732,274.457	98.253
Withheld	1,630,831,098.411	1.747
TOTAL	93,354,563,357.449	100.000
Alan J. Lacy
Affirmative	91,490,319,407.772	98.003
Withheld	1,864,243,948.299	1.997
TOTAL	93,354,563,357.449	100.000
Ned C. Lautenbach
Affirmative	91,285,367,239.075	97.784
Withheld	2,069,196,119.052	2.216
TOTAL	93,354,563,357.449	100.000
Robert A. Lawrence
Affirmative	91,556,271,429.466	98.074
Withheld	1,798,291,912.707	1.926
TOTAL	93,354,563,357.449	100.000
Joseph Mauriello
Affirmative	91,497,480,147.082	98.011
Withheld	1,857,083,211.045	1.989
TOTAL	93,354,563,357.449	100.000
Cornelia M. Small
Affirmative	91,606,808,161.438	98.128
Withheld	1,747,755,220.497	1.872
TOTAL	93,354,563,357.449	100.000
Garnett A. Smith
Affirmative	91,505,784,053.038	98.020
Withheld	1,848,779,305.090	1.980
TOTAL	93,354,563,357.449	100.000
David M. Thomas
Affirmative	91,536,969,704.881	98.053
Withheld	1,817,593,630.919	1.947
TOTAL	93,354,563,357.449	100.000
Susan Tomasky
Affirmative	91,697,125,678.165	98.225
Withheld	1,657,437,703.277	1.775
TOTAL	93,354,563,357.449	100.000
Michael E. Wiley
Affirmative	91,506,805,575.815	98.021
Withheld	1,847,757,759.985	1.979
TOTAL	93,354,563,357.449	100.000

PROPOSAL 2

For Fidelity Series Emerging Markets Opportunities Fund, to convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	18,455,368,843.796	100.000
Against	0.000	0.000
Abstain	0.000	0.000
Broker Non-Vote	0.000	0.000
TOTAL	18,455,368,843.796	100.000

For Fidelity Series International Growth Fund, to convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	12,749,883,701.640	100.000
Against	0.000	0.000
Abstain	0.000	0.000
Broker Non-Vote	0.000	0.000
TOTAL	12,749,883,701.640	100.000

For Fidelity Series International Small Cap Fund, to convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	3,050,303,906.892	100.000
Against	0.000	0.000
Abstain	0.000	0.000
Broker Non-Vote	0.000	0.000
TOTAL	3,050,303,906.892	100.000

For Fidelity Series International Value Fund, to convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	11,182,251,682.125	100.000
Against	0.000	0.000
Abstain	0.000	0.000
Broker Non-Vote	0.000	0.000
TOTAL	11,182,251,682.125	100.000
Proposal 1 reflects trust wide proposal and voting results.

GSV-S-ANN-1220
1.907943.110

Fidelity® Global Commodity Stock Fund

Annual Report

October 31, 2020

Includes Fidelity and Fidelity Advisor share classes

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2020	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(13.66)%	2.17%	(2.79)%
Class M (incl. 3.50% sales charge)	(11.91)%	2.35%	(2.83)%
Class C (incl. contingent deferred sales charge)	(10.00)%	2.62%	(2.94)%
Fidelity® Global Commodity Stock Fund	(8.16)%	3.62%	(1.98)%
Class I	(8.11)%	3.74%	(1.90)%
Class Z	(7.99)%	3.80%	(1.87)%

 Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Global Commodity Stock Fund, a class of the fund, on October 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) Index performed over the same period.

Period Ending Values
$8,187	Fidelity® Global Commodity Stock Fund
$22,217	MSCI ACWI (All Country World Index) Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) Index gained 5.29% for the year ending October 31, 2020, a volatile period for global equities, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a historic rebound. Declared a pandemic in March, the COVID-19 crisis caused broad contraction in economic activity, along with elevated uncertainty and dislocation in financial markets. A historically rapid and expansive monetary/fiscal-policy response partially offset the economic disruption and fueled a sharp uptrend from March 24 into September. Other supporting factors included resilient corporate earnings and near-term potential for a COVID-19 vaccine breakthrough. Currency fluctuation generally supported global equities for the year. Late in the period, markets digested the inability of the U.S. Congress to reach a deal on additional fiscal stimulus, U.S. election uncertainty and a second wave of COVID-19 cases. By region for the full period, the U.S. (+12%), which represented 57% of the index, on average, led the way, followed by emerging markets (+9%). In contrast, the following regions lagged: U.K. (-22%), Asia-Pacific ex Japan (-8%), Canada (-5%) and Europe ex U.K. (-4%). Among sectors, information technology (+33%), consumer discretionary (+24%) and communication services (+16%) stood out. Conversely, energy (-42%), financials (-18%) and real estate (-15%) trailed the index

Comments from Portfolio Manager Jody Simes:  For the fiscal year ending October 31, 2020, the fund’s share classes (excluding sales charges, if applicable) returned roughly -8% to -9%, considerably better than the -14.66% result of the MSCI All Country World Commodity Producers Sector Capped Index. Versus that index, an underweighting in oil, gas & consumable fuels helped the fund’s performance most. An overweighting and favorable stock selection in metals & mining also contributed. Geographically, positioning in Canada, Asia Pacific ex Japan and the U.K. notably helped. Netherlands-based Royal Dutch Shell (-55%), which I sold from the fund, was the fund’s top relative contributor because I underweighted the stock. Overweighting Australia-based iron-ore producer Fortescue Metals Group also lifted the fund’s relative result, with our position here gaining about 124%. First Quantum Minerals is a Canada-based copper producer that gained about 34%, rewarding the fund’s overweighting. Conversely, stock picking in the fertilizers & agricultural chemicals group was the primary disappointment versus the benchmark this period. Within emerging markets, Russia, Brazil and China notably weighed on the fund’s relative performance. Lighter-than-benchmark exposure to index component Corteva made this stock the fund’s largest relative detractor, given its roughly 28% advance. A sizable overweighting in Russia-based mining company Norilsk Nickel also detracted, with our position here returning about -13%. Notable changes in positioning during the period include decreased exposure to energy-related stocks and higher weightings in gold, copper and steel stocks.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of October 31, 2020

% of fund's net assets
Nutrien Ltd.	5.1
Rio Tinto PLC	4.9
Exxon Mobil Corp.	4.9
Archer Daniels Midland Co.	4.8
Chevron Corp.	3.9
FMC Corp.	3.4
Newmont Corp.	3.4
Fortescue Metals Group Ltd.	3.2
BHP Billiton Ltd.	3.2
UPM-Kymmene Corp.	3.1
39.9

Top Sectors (% of fund's net assets)

As of October 31, 2020
Metals	49.8%
Agriculture	30.1%
Energy	19.5%
Short-Term Investments and Net Other Assets	0.6%

Schedule of Investments October 31, 2020

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value
Chemicals - 13.2%
Fertilizers & Agricultural Chemicals - 13.2%
CF Industries Holdings, Inc.	184,760	$5,101,224
Corteva, Inc.	110,600	3,647,588
FMC Corp.	86,600	8,897,284
Icl Group Ltd.	243,100	884,894
Nutrien Ltd.	324,783	13,202,918
The Mosaic Co.	133,661	2,472,729
		34,206,637
Construction Materials - 1.9%
Construction Materials - 1.9%
Martin Marietta Materials, Inc.	9,800	2,610,230
Summit Materials, Inc. (a)	129,200	2,285,548
		4,895,778
Containers & Packaging - 1.3%
Metal & Glass Containers - 1.3%
Crown Holdings, Inc. (a)	37,500	3,217,500
Food Products - 8.2%
Agricultural Products - 8.2%
Archer Daniels Midland Co.	268,000	12,392,320
Bunge Ltd.	107,300	6,087,129
Darling Ingredients, Inc. (a)	66,300	2,850,900
		21,330,349
Metals & Mining - 46.6%
Aluminum - 0.4%
Kaiser Aluminum Corp.	16,100	1,013,173
Copper - 6.9%
Antofagasta PLC	165,700	2,209,969
ERO Copper Corp. (a)	309,800	4,057,652
First Quantum Minerals Ltd.	540,924	6,215,977
Lundin Mining Corp.	883,000	5,335,247
		17,818,845
Diversified Metals & Mining - 16.5%
Anglo American PLC (United Kingdom)	172,381	4,044,764
BHP Billiton Ltd.	342,485	8,209,921
BHP Billiton PLC	274,080	5,309,576
Grupo Mexico SA de CV Series B	466,720	1,325,690
Ivanhoe Mines Ltd. (a)	482,700	1,898,482
MMC Norilsk Nickel PJSC	16,340	3,889,045
MMC Norilsk Nickel PJSC sponsored ADR	85,100	2,028,784
Nickel Mines Ltd.	3,882,805	2,441,231
Rio Tinto PLC	226,683	12,821,514
Teck Resources Ltd. Class B (sub. vtg.)	52,900	695,248
		42,664,255
Gold - 13.3%
Agnico Eagle Mines Ltd. (Canada)	41,500	3,285,300
AngloGold Ashanti Ltd.	28,700	661,405
Barrick Gold Corp. (Canada)	288,047	7,701,144
Franco-Nevada Corp.	35,071	4,780,112
Kirkland Lake Gold Ltd.	30,400	1,385,033
Newcrest Mining Ltd.	108,853	2,257,338
Newmont Corp.	138,800	8,722,192
Sibanye Stillwater Ltd.	213,000	628,077
Wheaton Precious Metals Corp.	112,400	5,158,100
		34,578,701
Precious Metals & Minerals - 0.8%
Anglo American Platinum Ltd.	7,300	483,369
Impala Platinum Holdings Ltd.	185,000	1,646,560
		2,129,929
Steel - 8.7%
ArcelorMittal SA (Netherlands) (a)	122,100	1,656,958
Commercial Metals Co.	131,000	2,705,150
Fortescue Metals Group Ltd.	682,374	8,347,815
JFE Holdings, Inc.	118,200	830,494
Nucor Corp.	26,692	1,274,810
POSCO	6,934	1,277,237
Steel Dynamics, Inc.	86,600	2,726,168
Vale SA	359,600	3,794,697
		22,613,329

TOTAL METALS & MINING		120,818,232

Oil, Gas & Consumable Fuels - 19.5%
Integrated Oil & Gas - 15.1%
BP PLC	1,759,871	4,488,876
Chevron Corp.	144,800	10,063,600
Equinor ASA	78,600	998,282
Exxon Mobil Corp.	387,900	12,653,298
Lukoil PJSC sponsored ADR	35,900	1,833,054
Occidental Petroleum Corp.	39,100	356,983
Occidental Petroleum Corp. warrants 8/3/27 (a)	4,887	12,071
Petroleo Brasileiro SA - Petrobras (ON)	605,400	2,004,653
Total SA	218,214	6,611,170
		39,021,987
Oil & Gas Exploration & Production - 4.4%
Cabot Oil & Gas Corp.	131,400	2,337,606
ConocoPhillips Co.	84,800	2,426,976
Diamondback Energy, Inc.	16,900	438,724
Hess Corp.	42,000	1,563,240
Lundin Petroleum AB	44,300	845,585
Magnolia Oil & Gas Corp. Class A (a)	145,200	630,168
NOVATEK OAO GDR (Reg. S)	7,400	891,700
Parsley Energy, Inc. Class A	65,400	654,654
Pioneer Natural Resources Co.	22,010	1,751,116
		11,539,769

TOTAL OIL, GAS & CONSUMABLE FUELS		50,561,756

Paper & Forest Products - 8.7%
Forest Products - 1.2%
Svenska Cellulosa AB (SCA) (B Shares)	128,100	1,738,298
West Fraser Timber Co. Ltd.	26,700	1,238,304
		2,976,602
Paper Products - 7.5%
Nine Dragons Paper (Holdings) Ltd.	878,000	1,166,514
Oji Holdings Corp.	255,300	1,075,941
Stora Enso Oyj (R Shares)	388,700	5,670,061
Suzano Papel e Celulose SA (a)	397,645	3,468,509
UPM-Kymmene Corp.	286,700	8,100,539
		19,481,564

TOTAL PAPER & FOREST PRODUCTS		22,458,166

TOTAL COMMON STOCKS
(Cost $283,271,795)		257,488,418

Money Market Funds - 0.2%
Fidelity Cash Central Fund 0.10% (b)
(Cost $708,106)	707,965	708,106
TOTAL INVESTMENT IN SECURITIES - 99.6%
(Cost $283,979,901)		258,196,524
NET OTHER ASSETS (LIABILITIES) - 0.4%		913,529
NET ASSETS - 100%		$259,110,053

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$37,866
Fidelity Securities Lending Cash Central Fund	30,176
Total	$68,042

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$257,488,418	$196,508,849	$60,979,569	$--
Money Market Funds	708,106	708,106	--	--
Total Investments in Securities:	$258,196,524	$197,216,955	$60,979,569	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	36.6%
Canada	21.3%
United Kingdom	11.1%
Australia	8.2%
Finland	5.3%
Brazil	3.6%
Russia	3.3%
Bermuda	2.8%
France	2.6%
South Africa	1.2%
Sweden	1.0%
Others (Individually Less Than 1%)	3.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $283,271,795)	$257,488,418
Fidelity Central Funds (cost $708,106)	708,106
Total Investment in Securities (cost $283,979,901)		$258,196,524
Foreign currency held at value (cost $415)		415
Receivable for investments sold		6,430,863
Receivable for fund shares sold		363,904
Dividends receivable		181,861
Distributions receivable from Fidelity Central Funds		104
Prepaid expenses		459
Other receivables		15,260
Total assets		265,189,390
Liabilities
Payable for investments purchased	$4,882,976
Payable for fund shares redeemed	920,568
Accrued management fee	152,436
Distribution and service plan fees payable	13,126
Other affiliated payables	56,446
Other payables and accrued expenses	53,785
Total liabilities		6,079,337
Net Assets		$259,110,053
Net Assets consist of:
Paid in capital		$473,813,880
Total accumulated earnings (loss)		(214,703,827)
Net Assets		$259,110,053
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($20,452,522 ÷ 1,894,166 shares)(a)		$10.80
Maximum offering price per share (100/94.25 of $10.80)		$11.46
Class M:
Net Asset Value and redemption price per share ($4,378,249 ÷ 406,180 shares)(a)		$10.78
Maximum offering price per share (100/96.50 of $10.78)		$11.17
Class C:
Net Asset Value and offering price per share ($7,871,241 ÷ 736,956 shares)(a)		$10.68
Global Commodity Stock:
Net Asset Value, offering price and redemption price per share ($176,717,846 ÷ 16,328,763 shares)		$10.82
Class I:
Net Asset Value, offering price and redemption price per share ($33,185,002 ÷ 3,069,521 shares)		$10.81
Class Z:
Net Asset Value, offering price and redemption price per share ($16,505,193 ÷ 1,527,422 shares)		$10.81

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2020
Investment Income
Dividends		$13,612,524
Income from Fidelity Central Funds (including $30,176 from security lending)		68,042
Income before foreign taxes withheld		13,680,566
Less foreign taxes withheld		(733,627)
Total income		12,946,939
Expenses
Management fee	$2,327,567
Transfer agent fees	628,250
Distribution and service plan fees	170,436
Accounting fees	176,814
Custodian fees and expenses	38,601
Independent trustees' fees and expenses	2,135
Registration fees	106,093
Audit	50,493
Legal	1,787
Miscellaneous	19,975
Total expenses before reductions	3,522,151
Expense reductions	(56,485)
Total expenses after reductions		3,465,666
Net investment income (loss)		9,481,273
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(119,268,561)
Fidelity Central Funds	1,384
Foreign currency transactions	(394,547)
Total net realized gain (loss)		(119,661,724)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	33,944,927
Fidelity Central Funds	78
Assets and liabilities in foreign currencies	4,903
Total change in net unrealized appreciation (depreciation)		33,949,908
Net gain (loss)		(85,711,816)
Net increase (decrease) in net assets resulting from operations		$(76,230,543)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2020	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$9,481,273	$16,398,628
Net realized gain (loss)	(119,661,724)	(47,504,592)
Change in net unrealized appreciation (depreciation)	33,949,908	29,433,210
Net increase (decrease) in net assets resulting from operations	(76,230,543)	(1,672,754)
Distributions to shareholders	(14,697,608)	(11,167,623)
Share transactions - net increase (decrease)	(156,584,019)	(28,451,076)
Total increase (decrease) in net assets	(247,512,170)	(41,291,453)
Net Assets
Beginning of period	506,622,223	547,913,676
End of period	$259,110,053	$506,622,223

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Global Commodity Stock Fund Class A

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$12.14	$12.42	$12.56	$10.73	$10.05
Income from Investment Operations
Net investment income (loss)A	.28	.35	.21	.12	.11
Net realized and unrealized gain (loss)	(1.26)	(.41)	(.22)	1.86	.79
Total from investment operations	(.98)	(.06)	(.01)	1.98	.90
Distributions from net investment income	(.36)	(.20)	(.09)	(.08)	(.21)
Distributions from net realized gain	–	(.02)	(.05)	(.07)	(.01)
Total distributions	(.36)	(.22)	(.13)B	(.15)	(.22)
Redemption fees added to paid in capitalA	–	–	–C	–C	–C
Net asset value, end of period	$10.80	$12.14	$12.42	$12.56	$10.73
Total ReturnD,E	(8.39)%	(.44)%	(.05)%	18.53%	9.29%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.31%	1.29%	1.28%	1.33%	1.38%
Expenses net of fee waivers, if any	1.31%	1.28%	1.28%	1.33%	1.38%
Expenses net of all reductions	1.29%	1.28%	1.27%	1.32%	1.37%
Net investment income (loss)	2.53%	2.86%	1.55%	1.07%	1.18%
Supplemental Data
Net assets, end of period (000 omitted)	$20,453	$25,779	$27,258	$29,920	$34,791
Portfolio turnover rateH	40%	55%	70%	81%	85%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Commodity Stock Fund Class M

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$12.12	$12.39	$12.53	$10.72	$10.02
Income from Investment Operations
Net investment income (loss)A	.25	.31	.16	.09	.09
Net realized and unrealized gain (loss)	(1.27)	(.40)	(.20)	1.84	.79
Total from investment operations	(1.02)	(.09)	(.04)	1.93	.88
Distributions from net investment income	(.32)	(.16)	(.06)	(.05)	(.17)
Distributions from net realized gain	–	(.02)	(.05)	(.07)	(.01)
Total distributions	(.32)	(.18)	(.10)B	(.12)	(.18)
Redemption fees added to paid in capitalA	–	–	–C	–C	–C
Net asset value, end of period	$10.78	$12.12	$12.39	$12.53	$10.72
Total ReturnD,E	(8.72)%	(.70)%	(.30)%	18.09%	9.08%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.59%	1.59%	1.59%	1.62%	1.65%
Expenses net of fee waivers, if any	1.59%	1.59%	1.59%	1.62%	1.65%
Expenses net of all reductions	1.58%	1.59%	1.58%	1.61%	1.64%
Net investment income (loss)	2.24%	2.55%	1.24%	.78%	.90%
Supplemental Data
Net assets, end of period (000 omitted)	$4,378	$5,416	$7,200	$6,876	$6,068
Portfolio turnover rateH	40%	55%	70%	81%	85%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Commodity Stock Fund Class C

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$11.99	$12.26	$12.39	$10.61	$9.92
Income from Investment Operations
Net investment income (loss)A	.20	.26	.11	.04	.04
Net realized and unrealized gain (loss)	(1.26)	(.41)	(.19)	1.82	.78
Total from investment operations	(1.06)	(.15)	(.08)	1.86	.82
Distributions from net investment income	(.25)	(.11)	–	(.01)	(.12)
Distributions from net realized gain	–	(.02)	(.05)	(.07)	(.01)
Total distributions	(.25)	(.12)B	(.05)	(.08)	(.13)
Redemption fees added to paid in capitalA	–	–	–C	–C	–C
Net asset value, end of period	$10.68	$11.99	$12.26	$12.39	$10.61
Total ReturnD,E	(9.11)%	(1.16)%	(.67)%	17.59%	8.46%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.05%	2.02%	2.00%	2.07%	2.13%
Expenses net of fee waivers, if any	2.04%	2.02%	1.99%	2.07%	2.13%
Expenses net of all reductions	2.03%	2.01%	1.98%	2.06%	2.12%
Net investment income (loss)	1.79%	2.13%	.84%	.33%	.43%
Supplemental Data
Net assets, end of period (000 omitted)	$7,871	$11,294	$20,793	$14,289	$12,620
Portfolio turnover rateH	40%	55%	70%	81%	85%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Commodity Stock Fund

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$12.15	$12.44	$12.59	$10.77	$10.09
Income from Investment Operations
Net investment income (loss)A	.31	.37	.23	.15	.14
Net realized and unrealized gain (loss)	(1.26)	(.41)	(.20)	1.84	.79
Total from investment operations	(.95)	(.04)	.03	1.99	.93
Distributions from net investment income	(.38)	(.23)	(.13)	(.11)	(.24)
Distributions from net realized gain	–	(.02)	(.05)	(.07)	(.01)
Total distributions	(.38)	(.25)	(.18)	(.17)B	(.25)
Redemption fees added to paid in capitalA	–	–	–C	–C	–C
Net asset value, end of period	$10.82	$12.15	$12.44	$12.59	$10.77
Total ReturnD	(8.16)%	(.23)%	.23%	18.65%	9.62%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.02%	1.06%	1.08%	1.10%	1.13%
Expenses net of fee waivers, if any	1.02%	1.06%	1.08%	1.10%	1.13%
Expenses net of all reductions	1.00%	1.06%	1.06%	1.09%	1.12%
Net investment income (loss)	2.82%	3.08%	1.75%	1.30%	1.43%
Supplemental Data
Net assets, end of period (000 omitted)	$176,718	$257,011	$369,563	$264,557	$228,982
Portfolio turnover rateG	40%	55%	70%	81%	85%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Commodity Stock Fund Class I

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$12.16	$12.45	$12.60	$10.76	$10.09
Income from Investment Operations
Net investment income (loss)A	.32	.39	.25	.17	.16
Net realized and unrealized gain (loss)	(1.26)	(.41)	(.21)	1.86	.77
Total from investment operations	(.94)	(.02)	.04	2.03	.93
Distributions from net investment income	(.41)	(.25)	(.14)	(.12)	(.25)
Distributions from net realized gain	–	(.02)	(.05)	(.07)	(.01)
Total distributions	(.41)	(.27)	(.19)	(.19)	(.26)
Redemption fees added to paid in capitalA	–	–	–B	–B	–B
Net asset value, end of period	$10.81	$12.16	$12.45	$12.60	$10.76
Total ReturnC	(8.11)%	(.06)%	.30%	18.99%	9.63%
Ratios to Average Net AssetsD,E
Expenses before reductions	.95%	.92%	.93%	.96%	1.01%
Expenses net of fee waivers, if any	.95%	.92%	.93%	.95%	1.01%
Expenses net of all reductions	.93%	.91%	.91%	.94%	1.00%
Net investment income (loss)	2.88%	3.23%	1.90%	1.45%	1.55%
Supplemental Data
Net assets, end of period (000 omitted)	$33,185	$102,633	$117,981	$113,655	$70,068
Portfolio turnover rateF	40%	55%	70%	81%	85%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Commodity Stock Fund Class Z

Years ended October 31,	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$12.16	$12.46	$13.84
Income from Investment Operations
Net investment income (loss)B	.34	.39	(.01)
Net realized and unrealized gain (loss)	(1.26)	(.40)	(1.37)
Total from investment operations	(.92)	(.01)	(1.38)
Distributions from net investment income	(.43)	(.27)	–
Distributions from net realized gain	–	(.02)	–
Total distributions	(.43)	(.29)	–
Net asset value, end of period	$10.81	$12.16	$12.46
Total ReturnC,D	(7.99)%	.03%	(9.97)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.85%	.83%	.89%G
Expenses net of fee waivers, if any	.84%	.83%	.89%G
Expenses net of all reductions	.83%	.82%	.87%G
Net investment income (loss)	2.99%	3.32%	(.70)%G
Supplemental Data
Net assets, end of period (000 omitted)	$16,505	$104,489	$5,118
Portfolio turnover rateH	40%	55%	70%

 A For the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2020

1. Organization.

Fidelity Global Commodity Stock Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Global Commodity Stock, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$33,857,653
Gross unrealized depreciation	(64,012,645)
Net unrealized appreciation (depreciation)	$(30,154,992)
Tax Cost	$288,351,516

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$5,557,398
Capital loss carryforward	$(190,103,840)
Net unrealized appreciation (depreciation) on securities and other investments	$(30,157,384)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(33,422,798)
Long-term	(156,681,042)
Total capital loss carryforward	$(190,103,840)

The tax character of distributions paid was as follows:

	October 31, 2020	October 31, 2019
Ordinary Income	$14,697,608	$ 11,167,623

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Global Commodity Stock Fund	133,509,095	292,565,146

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .69% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$55,162	$1,038
Class M	.25%	.25%	23,718	63
Class C	.75%	.25%	91,556	11,813
			$170,436	$12,914

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$3,830
Class M	997
Class C(a)	742
$5,569

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class Z from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$55,876.25
Class M	13,654.29
Class C	21,730.24
Global Commodity Stock	428,203.22
Class I	89,316.15
Class Z	19,471.04
	$628,250

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Global Commodity Stock Fund	.05

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Global Commodity Stock Fund	$3,616

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $41,470.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Global Commodity Stock Fund	$866

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Global Commodity Stock Fund	$77	$–	$–

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $48,889 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,926.

In addition, during the period the investment adviser or an affiliate reimbursed the Fund $5,670 for an operational error which is included in the accompanying Statement of Operations.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2020	Year ended October 31, 2019
Distributions to shareholders
Class A	$759,471	$483,346
Class M	144,021	100,322
Class C	230,198	200,915
Global Commodity Stock	7,319,626	7,706,193
Class I	3,291,216	2,518,989
Class Z	2,953,076	157,858
Total	$14,697,608	$11,167,623

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2020	Year ended October 31, 2019	Year ended October 31, 2020	Year ended October 31, 2019
Class A
Shares sold	425,473	585,052	$4,506,487	$7,162,948
Reinvestment of distributions	61,881	41,258	754,330	479,423
Shares redeemed	(715,875)	(698,260)	(7,654,932)	(8,497,822)
Net increase (decrease)	(228,521)	(71,950)	$(2,394,115)	$(855,451)
Class M
Shares sold	68,941	62,259	$766,910	$747,221
Reinvestment of distributions	11,772	8,615	143,620	100,105
Shares redeemed	(121,509)	(205,121)	(1,308,904)	(2,471,997)
Net increase (decrease)	(40,796)	(134,247)	$(398,374)	$(1,624,671)
Class C
Shares sold	125,458	211,795	$1,381,253	$2,546,657
Reinvestment of distributions	18,529	17,161	224,941	198,038
Shares redeemed	(348,931)	(983,587)	(3,612,195)	(11,964,913)
Net increase (decrease)	(204,944)	(754,631)	$(2,006,001)	$(9,220,218)
Global Commodity Stock
Shares sold	3,621,215	7,295,499	$39,299,615	$88,639,134
Reinvestment of distributions	508,051	615,573	6,193,144	7,140,644
Shares redeemed	(8,945,051)	(16,479,603)	(94,341,181)	(193,789,885)
Net increase (decrease)	(4,815,785)	(8,568,531)	$(48,848,422)	$(98,010,107)
Class I
Shares sold	3,932,111	1,953,699	$43,193,618	$23,249,341
Reinvestment of distributions	150,783	137,668	1,835,030	1,596,951
Shares redeemed	(9,450,971)	(3,129,828)	(88,002,900)	(37,373,023)
Net increase (decrease)	(5,368,077)	(1,038,461)	$(42,974,252)	$(12,526,731)
Class Z
Shares sold	2,534,152	9,203,502	$27,902,181	$106,244,072
Reinvestment of distributions	233,079	5,496	2,831,913	63,640
Shares redeemed	(9,832,640)	(1,027,006)	(90,696,949)	(12,521,610)
Net increase (decrease)	(7,065,409)	8,181,992	$(59,962,855)	$93,786,102

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 23% of the total outstanding shares of the Fund.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Global Commodity Stock Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Global Commodity Stock Fund (one of the funds constituting Fidelity Investment Trust, referred to hereafter as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 305 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Co-Lead Independent Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Co-Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Lloyd James Austin, III (1953)

Year of Election or Appointment: 2020

Member of the Advisory Board

General Austin also serves as a Member of the Advisory Board of other Fidelity® funds. Prior to his retirement, General Austin (United States Army, Retired) held a variety of positions within the U.S. Government, including Commander, U.S. Central Command (2013-2016), Vice Chief of Staff, U.S. Army (2012-2013) and Commanding General, U.S. Forces – Iraq, Operation New Dawn (2010-2012). General Austin currently serves as a Partner of Pine Island Capital Partners (private equity, 2020-present) and as President of the Austin Strategy Group LLC (consulting, 2016-present). General Austin serves as a member of the Board of Directors of Nucor Corporation (steel products, 2017-present), as a member of the Board of Directors of Tenet Healthcare Corporation (2018-present) and as a member of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). In addition, General Austin currently serves as a member of the Board of Trustees of the Carnegie Corporation of New York (2017-present) and as a member of the Board of Trustees of Auburn University (2017-present). Previously, General Austin served as a member of the Board of Directors of United Technologies Corporation (aerospace, defense and building, 2016-2020).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2020

Member of the Advisory Board

Mr. Kennedy also serves as a Member of the Advisory Board of other Fidelity® funds. Previously, Mr. Kennedy held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2020 to October 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period-B May 1, 2020 to October 31, 2020
Fidelity Global Commodity Stock Fund
Class A	1.29%
Actual		$1,000.00	$1,097.60	$6.80
Hypothetical-C		$1,000.00	$1,018.65	$6.55
Class M	1.57%
Actual		$1,000.00	$1,095.50	$8.27
Hypothetical-C		$1,000.00	$1,017.24	$7.96
Class C	2.03%
Actual		$1,000.00	$1,093.10	$10.68
Hypothetical-C		$1,000.00	$1,014.93	$10.28
Global Commodity Stock	.99%
Actual		$1,000.00	$1,098.50	$5.22
Hypothetical-C		$1,000.00	$1,020.16	$5.03
Class I	.90%
Actual		$1,000.00	$1,099.70	$4.75
Hypothetical-C		$1,000.00	$1,020.61	$4.57
Class Z	.74%
Actual		$1,000.00	$1,100.80	$3.91
Hypothetical-C		$1,000.00	$1,021.42	$3.76

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

Class A designates 34%; Class M designates 38%; Class C designates 48%; Global Commodity Stock designates 32%; Class I designates 30%; and Class Z designates 29% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, Class C, Global Commodity Stock, Class I, and Class Z designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Global Commodity Stock Fund
Class A	12/9/19	$0.3833	$0.0213
Class M	12/9/19	$0.3414	$0.0213
Class C	12/9/19	$0.2676	$0.0213
Global Commodity Stock	12/9/19	$0.4013	$0.0213
Class I	12/9/19	$0.4302	$0.0213
Class Z	12/9/19	$0.4462	$0.0213

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	91,643,443,973.030	98.167
Withheld	1,711,119,384.419	1.833
TOTAL	93,354,563,357.449	100.000
Donald F. Donahue
Affirmative	91,659,003,496.045	98.184
Withheld	1,695,559,852.789	1.816
TOTAL	93,354,563,357.449	100.000
Bettina Doulton
Affirmative	91,774,146,516.145	98.307
Withheld	1,580,416,862.377	1.693
TOTAL	93,354,563,357.449	100.000
Vicki L. Fuller
Affirmative	91,845,419,368.993	98.383
Withheld	1,509,143,998.591	1.617
TOTAL	93,354,563,357.449	100.00
Patricia L. Kampling
Affirmative	91,723,732,274.457	98.253
Withheld	1,630,831,098.411	1.747
TOTAL	93,354,563,357.449	100.000
Alan J. Lacy
Affirmative	91,490,319,407.772	98.003
Withheld	1,864,243,948.299	1.997
TOTAL	93,354,563,357.449	100.000
Ned C. Lautenbach
Affirmative	91,285,367,239.075	97.784
Withheld	2,069,196,119.052	2.216
TOTAL	93,354,563,357.449	100.000
Robert A. Lawrence
Affirmative	91,556,271,429.466	98.074
Withheld	1,798,291,912.707	1.926
TOTAL	93,354,563,357.449	100.000
Joseph Mauriello
Affirmative	91,497,480,147.082	98.011
Withheld	1,857,083,211.045	1.989
TOTAL	93,354,563,357.449	100.000
Cornelia M. Small
Affirmative	91,606,808,161.438	98.128
Withheld	1,747,755,220.497	1.872
TOTAL	93,354,563,357.449	100.000
Garnett A. Smith
Affirmative	91,505,784,053.038	98.020
Withheld	1,848,779,305.090	1.980
TOTAL	93,354,563,357.449	100.000
David M. Thomas
Affirmative	91,536,969,704.881	98.053
Withheld	1,817,593,630.919	1.947
TOTAL	93,354,563,357.449	100.000
Susan Tomasky
Affirmative	91,697,125,678.165	98.225
Withheld	1,657,437,703.277	1.775
TOTAL	93,354,563,357.449	100.000
Michael E. Wiley
Affirmative	91,506,805,575.815	98.021
Withheld	1,847,757,759.985	1.979
TOTAL	93,354,563,357.449	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	114,665,384.700	67.713
Against	11,806,122.628	6.972
Abstain	11,725,933.176	6.925
Broker Non-Vote	31,142,339.050	18.390
TOTAL	169,339,779.553	100.000
Proposal 1 reflects trust wide proposal and voting results.

GCS-ANN-1220
1.879380.111

Fidelity® Total International Equity Fund

Annual Report

October 31, 2020

Includes Fidelity and Fidelity Advisor share classes

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2020	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(1.69)%	4.72%	4.26%
Class M (incl. 3.50% sales charge)	0.49%	4.99%	4.26%
Class C (incl. contingent deferred sales charge)	2.62%	5.19%	4.10%
Fidelity® Total International Equity Fund	4.65%	6.25%	5.19%
Class I	4.50%	6.26%	5.15%
Class Z	4.74%	6.39%	5.22%

 Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

 The initial offering of Class Z shares took place on February 1, 2017. Returns prior to February 1, 2017, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Total International Equity Fund, a class of the fund, on October 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

Period Ending Values
$16,587	Fidelity® Total International Equity Fund
$14,220	MSCI ACWI (All Country World Index) ex USA Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned -2.46% for the 12 months ending October 31, 2020, in what was a bumpy ride for non-U.S. equities, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a sharp upturn. Declared a pandemic on March 11, the crisis and containment efforts caused broad contraction in economic activity, elevated volatility and dislocation in financial markets. A historically rapid and expansive monetary- and fiscal-policy response around the world provided a partial offset to the economic disruption. Other supporting factors included resilient corporate earnings and near-term potential for a COVID-19 vaccine breakthrough. This was evident in the index’s 12.28% gain in the final six months of the year. Currency fluctuation generally boosted foreign developed-markets equities for the year, while the reverse was true for emerging-markets stocks. Late in the period, the index was pressured by a second wave of COVID-19 cases in some regions, and stretched valuations and crowded positioning in big tech. For the full year, the U.K. (-22%), Asia Pacific ex Japan (-8%), Canada (-5%) and Europe ex U.K. (-4%) notably lagged. Emerging markets (+9%) and Japan (+1%) outperformed. By sector, energy (-38%), financials and real estate (-20% each) lagged, whereas information technology (+ 25%) and communication services (+15%) topped the index.

Comments from Co-Managers Sam Polyak, Jed Weiss, and Alex Zavratsky:  For the fiscal year ending October 31, 2020, the fund's share classes (excluding sales charges, if applicable) gained roughly 4% to 5%, outperforming the -2.46% result of the benchmark MSCI All Country World ex US Index (Net MA). From a regional standpoint, an underweighting and stock picks in emerging markets, along with out-of-benchmark exposure to the U.S., contributed most to the fund's relative result. By sector, the primary contributor to performance versus the benchmark was an overweighting in information technology. Investment choices among industrials and communication services stocks also bolstered performance. The biggest individual relative contributor was an overweight position in Tencent Holdings (+86%), the fund's largest position. Adding further value was our outsized stake in Haier Smart Home, which gained roughly 67% and also was among the portfolio’s largest holdings as of October 31. Another notable relative contributor was an overweighting in Shenzhen Inovance Tec (+171%), and we notably reduced our stake in the stock this period. Conversely, an underweighting and stock picks in Europe ex U.K., specifically Germany, hindered the fund's relative result. By sector, the primary detractor from performance versus the benchmark was an underweighting in consumer discretionary, especially within the retailing industry. An overweighting in financials and an underweighting in communication services hurt as well. Not owning Shopify, a benchmark component that gained 193%, was the biggest individual relative detractor versus the benchmark. Also holding back performance was an underweighting in Meituan, which rose 211% and was no longer held at period end. Further hampering performance was an underweighting in Alibaba Group Holding, which advanced 74% and was among the fund's largest holdings. Notable changes in positioning include increased exposure to China and a lower allocation to U.K. By sector, meaningful changes in positioning include increased exposure to communication services and health care.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2020
Japan	14.5%
Cayman Islands	8.6%
United States of America*	7.5%
Germany	7.0%
Canada	6.7%
Switzerland	6.2%
France	5.5%
United Kingdom	4.9%
Taiwan	4.6%
Other	34.5%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2020

% of fund's net assets
Stocks	97.7
Short-Term Investments and Net Other Assets (Liabilities)	2.3

Top Ten Stocks as of October 31, 2020

% of fund's net assets
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	3.4
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	2.7
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	2.4
Nestle SA (Reg. S) (Switzerland, Food Products)	1.9
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	1.7
Haier Smart Home Co. Ltd. (A Shares) (China, Household Durables)	1.7
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.6
Canadian Pacific Railway Ltd. (Canada, Road & Rail)	1.4
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	1.3
Linde PLC (Germany, Chemicals)	1.1
19.2

Top Market Sectors as of October 31, 2020

% of fund's net assets
Financials	18.6
Information Technology	18.1
Industrials	16.0
Consumer Discretionary	10.3
Materials	9.0
Health Care	8.9
Communication Services	6.0
Consumer Staples	5.8
Energy	2.6
Utilities	1.3

Schedule of Investments October 31, 2020

Showing Percentage of Net Assets

Common Stocks - 96.3%
	Shares	Value
Australia - 1.5%
Commonwealth Bank of Australia	5,043	$244,845
CSL Ltd.	3,431	694,631
Evolution Mining Ltd.	23,639	92,675
Imdex Ltd.	12,596	10,670
Kogan.Com Ltd.	1,800	26,057
Macquarie Group Ltd.	2,761	246,171

TOTAL AUSTRALIA		1,315,049

Austria - 0.2%
Erste Group Bank AG	8,233	168,567
Bailiwick of Jersey - 1.1%
Experian PLC	12,708	465,544
Ferguson PLC	2,323	230,723
Glencore Xstrata PLC	96,537	194,738
Integrated Diagnostics Holdings PLC (a)	7,500	26,363

TOTAL BAILIWICK OF JERSEY		917,368

Belgium - 0.7%
Barco NV	2,204	34,537
KBC Ancora (b)	876	24,792
KBC Groep NV	6,840	337,210
UCB SA	1,724	170,065

TOTAL BELGIUM		566,604

Bermuda - 0.3%
Shangri-La Asia Ltd.	278,000	218,384
Brazil - 1.0%
BM&F BOVESPA SA	33,156	294,986
Suzano Papel e Celulose SA (b)	66,400	579,182

TOTAL BRAZIL		874,168

Canada - 6.7%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	15,898	489,601
Canadian National Railway Co.	6,985	693,886
Canadian Pacific Railway Ltd.	3,860	1,153,509
Constellation Software, Inc.	672	705,436
First Quantum Minerals Ltd.	23,900	274,645
Franco-Nevada Corp.	5,734	781,533
McCoy Global, Inc. (b)	7,000	2,680
New Look Vision Group, Inc.	1,300	29,663
Nutrien Ltd.	8,506	345,782
Richelieu Hardware Ltd.	1,814	48,771
Summit Industrial Income REIT	2,500	25,276
Suncor Energy, Inc.	14,294	161,254
The Toronto-Dominion Bank	17,000	750,026
Waste Connection, Inc. (Canada)	2,700	267,629

TOTAL CANADA		5,729,691

Cayman Islands - 8.6%
Airtac International Group	10,000	268,447
Alibaba Group Holding Ltd. (b)	1,000	37,894
Alibaba Group Holding Ltd. sponsored ADR (b)	7,451	2,270,245
JD.com, Inc. sponsored ADR (b)	4,432	361,297
Li Ning Co. Ltd.	115,500	595,937
Sunny Optical Technology Group Co. Ltd.	38,600	638,313
Tencent Holdings Ltd.	38,200	2,918,695
Xinyi Solar Holdings Ltd.	140,000	254,628

TOTAL CAYMAN ISLANDS		7,345,456

China - 4.5%
AVIC Jonhon OptronicTechnology Co. Ltd.	38,650	320,672
China Life Insurance Co. Ltd. (H Shares)	166,000	362,200
China Merchants Bank Co. Ltd. (H Shares)	125,000	649,790
Haier Smart Home Co. Ltd. (A Shares)	381,900	1,422,617
Hualan Biological Engineer, Inc. (A Shares)	29,700	227,757
Industrial & Commercial Bank of China Ltd. (H Shares)	925,000	525,275
Shenzhen Inovance Technology Co. Ltd. (A Shares)	34,500	332,029
Zhejiang Sanhua Intelligent Controls Co. Ltd. (A Shares)	7,334	26,907

TOTAL CHINA		3,867,247

Denmark - 0.8%
A.P. Moller - Maersk A/S Series B	169	270,845
Netcompany Group A/S (a)(b)	887	73,685
ORSTED A/S (a)	1,334	211,725
SimCorp A/S	487	58,056
Spar Nord Bank A/S	2,526	21,735

TOTAL DENMARK		636,046

Finland - 0.6%
Admicom OYJ	230	26,787
Kone OYJ (B Shares)	3,307	263,211
Musti Group OYJ	1,000	22,909
Sampo Oyj (A Shares)	5,250	198,107
Tikkurila Oyj	1,580	25,284

TOTAL FINLAND		536,298

France - 5.5%
ALTEN (b)	531	42,455
Atos Origin SA (b)	2,132	145,506
AXA SA	23,499	377,377
BNP Paribas SA (b)	12,502	436,005
Capgemini SA	1,653	190,861
Edenred SA	4,520	210,779
Laurent-Perrier Group SA	259	21,296
Lectra	700	16,093
Legrand SA	3,341	247,007
LVMH Moet Hennessy Louis Vuitton SE	1,300	609,372
Natixis SA (b)	22,119	51,419
Sanofi SA	8,588	775,440
SR Teleperformance SA	1,029	308,834
Total SA	16,690	505,652
Vetoquinol SA	600	56,602
VINCI SA	3,541	279,686
Vivendi SA	9,562	276,071
Worldline SA (a)(b)	1,620	120,072

TOTAL FRANCE		4,670,527

Germany - 6.5%
Bayer AG	5,563	261,408
CompuGroup Medical AG	873	74,781
CTS Eventim AG	1,347	59,677
Deutsche Borse AG	1,713	252,074
Deutsche Post AG	7,200	318,984
Hannover Reuck SE	1,749	254,011
HeidelbergCement AG	3,550	203,087
Infineon Technologies AG	8,150	226,906
Linde PLC	4,530	992,918
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	1,122	262,393
Nexus AG	1,420	79,052
Rheinmetall AG	1,879	137,211
RWE AG	6,878	254,653
SAP SE	6,970	743,592
Siemens AG	6,377	747,896
Vonovia SE	10,566	674,598

TOTAL GERMANY		5,543,241

Hong Kong - 2.9%
AIA Group Ltd.	100,243	954,030
China Resources Beer Holdings Co. Ltd.	126,000	780,948
CNOOC Ltd. sponsored ADR	3,618	333,290
Hong Kong Exchanges and Clearing Ltd.	8,700	415,445

TOTAL HONG KONG		2,483,713

Hungary - 0.6%
Richter Gedeon PLC	26,900	548,712
India - 1.8%
Embassy Office Parks (REIT)	7,200	33,235
Housing Development Finance Corp. Ltd.	22,105	570,072
Indian Energy Exchange Ltd. (a)	5,473	14,036
Larsen & Toubro Ltd.	30,000	373,644
Reliance Industries Ltd. sponsored GDR (a)	1,900	104,310
Shree Cement Ltd.	921	267,962
Solar Industries India Ltd.	13,900	188,221

TOTAL INDIA		1,551,480

Indonesia - 0.7%
PT Bank Mandiri (Persero) Tbk	1,301,200	506,858
PT Bank Rakyat Indonesia Tbk	339,721	76,903

TOTAL INDONESIA		583,761

Ireland - 0.9%
CRH PLC	10,800	377,911
CRH PLC sponsored ADR	7,201	253,115
FBD Holdings PLC (b)	1,972	14,239
Ryanair Holdings PLC (b)	400	5,512
Ryanair Holdings PLC sponsored ADR (b)	1,729	139,357

TOTAL IRELAND		790,134

Israel - 0.5%
Elbit Systems Ltd. (Israel)	2,063	233,445
Ituran Location & Control Ltd.	2,161	30,578
Maytronics Ltd.	2,000	30,721
Strauss Group Ltd.	2,755	79,661
Tel Aviv Stock Exchange Ltd.	7,200	31,230

TOTAL ISRAEL		405,635

Italy - 1.4%
Assicurazioni Generali SpA	11,006	147,537
Enel SpA	70,957	564,144
Interpump Group SpA	7,143	269,539
Mediobanca SpA	23,969	169,950

TOTAL ITALY		1,151,170

Japan - 14.5%
Ai Holdings Corp.	1,100	19,341
Aoki Super Co. Ltd.	1,000	26,193
Artnature, Inc.	2,000	11,589
Aucnet, Inc.	1,300	17,283
Azbil Corp.	11,600	470,766
Broadleaf Co. Ltd.	10,200	53,354
Central Automotive Products Ltd.	1,000	19,479
Curves Holdings Co. Ltd.	6,600	40,550
Daiichikosho Co. Ltd.	1,400	47,904
Daikokutenbussan Co. Ltd.	700	38,083
DENSO Corp.	5,580	260,009
FANUC Corp.	3,571	754,284
Fujitsu Ltd.	1,824	215,806
Funai Soken Holdings, Inc.	1,250	27,039
Goldcrest Co. Ltd.	2,960	37,821
Hoya Corp.	7,991	901,840
Ibiden Co. Ltd.	3,123	127,336
Idemitsu Kosan Co. Ltd.	5,680	114,872
Itochu Corp.	15,664	376,226
Kao Corp.	2,432	173,155
Keyence Corp.	2,184	991,148
Kobayashi Pharmaceutical Co. Ltd.	550	53,595
Koshidaka Holdings Co. Ltd.	6,200	23,193
Kusuri No Aoki Holdings Co. Ltd.	500	39,913
Lasertec Corp.	3,500	303,173
Medikit Co. Ltd.	1,200	35,260
Minebea Mitsumi, Inc.	14,283	257,970
Miroku Jyoho Service Co., Ltd.	1,300	26,331
Misumi Group, Inc.	18,000	534,592
Mitsubishi Estate Co. Ltd.	7,671	114,420
Mitsubishi UFJ Financial Group, Inc.	70,435	277,648
Mitsuboshi Belting Ltd.	1,500	23,482
Mitsui Fudosan Co. Ltd.	5,585	95,099
Nabtesco Corp.	4,400	164,376
Nagaileben Co. Ltd.	2,900	72,566
Nihon Parkerizing Co. Ltd.	6,600	65,044
NS Tool Co. Ltd.	1,200	25,757
OBIC Co. Ltd.	1,965	347,890
Oracle Corp. Japan	1,543	154,208
ORIX Corp.	18,886	220,876
OSG Corp.	7,900	118,350
Paramount Bed Holdings Co. Ltd.	1,000	38,528
Poletowin Pitcrew Holdings, Inc.	1,500	13,068
ProNexus, Inc.	1,600	16,644
Recruit Holdings Co. Ltd.	15,018	571,445
San-Ai Oil Co. Ltd.	3,100	31,256
Shin-Etsu Chemical Co. Ltd.	2,948	393,755
Shinsei Bank Ltd.	13,742	165,338
SHO-BOND Holdings Co. Ltd.	6,980	336,913
Shoei Co. Ltd.	3,900	118,766
SK Kaken Co. Ltd.	120	45,594
SoftBank Group Corp.	5,256	342,343
Software Service, Inc.	400	43,099
Sony Corp.	3,976	331,465
Sumitomo Mitsui Financial Group, Inc.	10,691	295,947
Suzuki Motor Corp.	5,221	224,230
Takeda Pharmaceutical Co. Ltd.	3,889	120,180
Techno Medica Co. Ltd.	500	7,735
The Monogatari Corp.	210	21,460
TKC Corp.	300	18,591
Tocalo Co. Ltd.	2,800	27,911
Tokio Marine Holdings, Inc.	6,705	299,678
Tokyo Electron Ltd.	629	168,830
Toyota Motor Corp.	11,989	787,041
USS Co. Ltd.	14,100	257,897
Welcia Holdings Co. Ltd.	900	35,272
Workman Co. Ltd.	200	17,734

TOTAL JAPAN		12,408,541

Kenya - 0.2%
Safaricom Ltd.	448,455	127,158
Korea (South) - 3.4%
BGF Retail Co. Ltd.	140	14,526
Hyundai Motor Co.	2,560	373,901
Leeno Industrial, Inc.	269	28,871
Samsung Electronics Co. Ltd.	40,495	2,031,041
Shinhan Financial Group Co. Ltd.	16,490	446,430

TOTAL KOREA (SOUTH)		2,894,769

Luxembourg - 0.2%
ArcelorMittal SA (Netherlands) (b)	9,700	131,634
Mexico - 2.2%
CEMEX S.A.B. de CV sponsored ADR	145,400	603,410
Grupo Financiero Banorte S.A.B. de CV Series O (b)	127,400	567,584
Wal-Mart de Mexico SA de CV Series V	280,100	676,761

TOTAL MEXICO		1,847,755

Netherlands - 2.2%
Aalberts Industries NV	3,100	104,124
AerCap Holdings NV (b)	2,757	68,456
ASML Holding NV (Netherlands)	2,975	1,076,364
Koninklijke Philips Electronics NV	4,527	209,676
NN Group NV	5,844	203,778
Yandex NV Series A (b)	3,700	213,009

TOTAL NETHERLANDS		1,875,407

New Zealand - 0.1%
Auckland International Airport Ltd.	16,135	74,639
Norway - 0.4%
Adevinta ASA Class B (b)	6,997	108,107
Kongsberg Gruppen ASA	1,709	27,676
Medistim ASA	800	17,346
Schibsted ASA (B Shares)	4,562	163,716
Skandiabanken ASA (a)	2,800	17,744

TOTAL NORWAY		334,589

Philippines - 0.0%
Jollibee Food Corp.	3,571	12,485
Portugal - 0.1%
Galp Energia SGPS SA Class B	9,556	77,606
Russia - 0.5%
Lukoil PJSC sponsored ADR	4,300	219,558
Sberbank of Russia sponsored ADR	22,400	226,240

TOTAL RUSSIA		445,798

Singapore - 0.2%
United Overseas Bank Ltd.	13,979	194,231
South Africa - 0.6%
Clicks Group Ltd.	12,323	178,233
Impala Platinum Holdings Ltd.	39,863	354,794

TOTAL SOUTH AFRICA		533,027

Spain - 1.2%
Amadeus IT Holding SA Class A	5,610	267,816
Banco Santander SA (Spain)	156,169	312,737
Cellnex Telecom SA (a)	5,968	383,119
Fluidra SA	2,876	51,985
Unicaja Banco SA (a)	63,941	40,697

TOTAL SPAIN		1,056,354

Sweden - 2.8%
Addlife AB	7,256	109,121
AddTech AB (B Shares)	12,000	132,833
ASSA ABLOY AB (B Shares)	23,433	502,227
Atlas Copco AB (A Shares)	10,371	457,921
Bygghemma Group First AB (b)	1,000	15,621
Epiroc AB Class A	14,764	220,670
Ericsson (B Shares)	29,915	333,986
Investor AB (B Shares)	6,220	373,547
INVISIO AB	1,300	23,433
John Mattson Fastighetsforetag (b)	1,200	20,201
Lagercrantz Group AB (B Shares)	15,204	93,701
Volvo AB (B Shares)	6,800	132,318

TOTAL SWEDEN		2,415,579

Switzerland - 6.2%
Nestle SA (Reg. S)	14,382	1,617,658
Novartis AG	8,803	685,953
Roche Holding AG (participation certificate)	4,236	1,361,160
Schindler Holding AG:
(participation certificate)	1,126	287,962
(Reg.)	107	27,469
Siemens Energy AG (b)	4,138	90,603
Swiss Life Holding AG	354	118,984
Tecan Group AG	277	131,408
Temenos Group AG	1,260	135,268
UBS Group AG	30,036	351,121
Zurich Insurance Group Ltd.	1,542	512,169

TOTAL SWITZERLAND		5,319,755

Taiwan - 4.6%
Addcn Technology Co. Ltd.	3,772	27,226
ASE Technology Holding Co. Ltd.	132,000	296,226
ECLAT Textile Co. Ltd.	20,000	264,602
HIWIN Technologies Corp.	50,000	435,178
MediaTek, Inc.	14,000	331,784
Sporton International, Inc.	32,000	255,025
Taiwan Semiconductor Manufacturing Co. Ltd.	97,035	1,467,826
Unified-President Enterprises Corp.	275,000	589,238
Yageo Corp.	21,000	260,949

TOTAL TAIWAN		3,928,054

United Kingdom - 4.9%
Alliance Pharma PLC	35,718	34,010
Anglo American PLC (United Kingdom)	16,329	383,145
AstraZeneca PLC (United Kingdom)	2,106	211,454
Avon Rubber PLC	2,695	137,036
Beazley PLC	17,511	66,695
BHP Billiton PLC	41,524	804,418
Bodycote PLC	3,086	26,006
BP PLC	136,290	347,633
Clarkson PLC	800	20,832
Dechra Pharmaceuticals PLC	4,850	219,408
DP Poland PLC (b)(c)	52,800	4,959
Hilton Food Group PLC	1,854	27,862
Howden Joinery Group PLC	4,647	38,337
Imperial Brands PLC	7,707	122,209
InterContinental Hotel Group PLC ADR	2,391	122,276
Lloyds Banking Group PLC	485,439	176,752
London Stock Exchange Group PLC	2,762	297,738
Prudential PLC	206	2,519
Rightmove PLC	23,693	189,691
Royal Dutch Shell PLC Class B sponsored ADR	5,473	132,173
RSA Insurance Group PLC	28,884	158,508
Spectris PLC	8,577	275,121
Spirax-Sarco Engineering PLC	1,318	192,603
Standard Chartered PLC (United Kingdom)	36,242	165,175
Standard Life PLC	1,383	4,022
Ultra Electronics Holdings PLC	1,477	35,973

TOTAL UNITED KINGDOM		4,196,555

United States of America - 5.2%
Alphabet, Inc. Class A (b)	135	218,175
Autoliv, Inc.	1,675	126,965
Black Knight, Inc. (b)	2,449	215,390
Lam Research Corp.	790	270,243
Marsh & McLennan Companies, Inc.	3,453	357,247
MasterCard, Inc. Class A	1,502	433,537
Moody's Corp.	1,365	358,859
Morningstar, Inc.	235	44,739
MSCI, Inc.	1,078	377,128
NICE Systems Ltd. sponsored ADR (b)	1,440	328,694
PriceSmart, Inc.	1,340	92,460
ResMed, Inc.	2,365	453,938
S&P Global, Inc.	1,117	360,489
Sherwin-Williams Co.	577	396,964
Visa, Inc. Class A	2,440	443,372

TOTAL UNITED STATES OF AMERICA		4,478,200

TOTAL COMMON STOCKS
(Cost $67,099,093)		82,255,387

Nonconvertible Preferred Stocks - 1.4%
Brazil - 0.9%
Itau Unibanco Holding SA	119,155	487,589
Petroleo Brasileiro SA - Petrobras sponsored ADR	38,867	257,688

TOTAL BRAZIL		745,277

Germany - 0.5%
Porsche Automobil Holding SE (Germany)	6,848	366,874
Sartorius AG (non-vtg.)	220	93,111

TOTAL GERMANY		459,985

TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $1,553,479)		1,205,262

Money Market Funds - 1.7%
Fidelity Cash Central Fund 0.10% (d)
(Cost $1,456,932)	1,456,644	1,456,935
TOTAL INVESTMENT IN SECURITIES - 99.4%
(Cost $70,109,504)		84,917,584
NET OTHER ASSETS (LIABILITIES) - 0.6%		478,047
NET ASSETS - 100%		$85,395,631

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $991,751 or 1.2% of net assets.

 (b) Non-income producing

 (c) Level 3 security

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$6,239
Fidelity Securities Lending Cash Central Fund	562
Total	$6,801

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$5,074,891	$1,765,949	$3,308,942	$--
Consumer Discretionary	9,031,886	4,425,494	4,601,433	4,959
Consumer Staples	5,068,253	2,880,036	2,188,217	--
Energy	2,287,972	1,210,953	1,077,019	--
Financials	15,839,492	8,323,657	7,515,835	--
Health Care	7,660,604	2,013,917	5,646,687	--
Industrials	13,660,911	7,864,166	5,796,745	--
Information Technology	15,038,987	5,603,661	9,435,326	--
Materials	7,766,481	4,970,699	2,795,782	--
Real Estate	1,000,650	720,075	280,575	--
Utilities	1,030,522	466,378	564,144	--
Money Market Funds	1,456,935	1,456,935	--	--
Total Investments in Securities:	$84,917,584	$41,701,920	$43,210,705	$4,959

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $68,652,572)	$83,460,649
Fidelity Central Funds (cost $1,456,932)	1,456,935
Total Investment in Securities (cost $70,109,504)		$84,917,584
Cash		52,394
Foreign currency held at value (cost $5,777)		5,713
Receivable for investments sold		100,114
Receivable for fund shares sold		17,146
Dividends receivable		457,708
Distributions receivable from Fidelity Central Funds		83
Prepaid expenses		157
Receivable from investment adviser for expense reductions		53,363
Other receivables		19,939
Total assets		85,624,201
Liabilities
Payable for investments purchased	$39,881
Payable for fund shares redeemed	56,423
Accrued management fee	66,762
Transfer agent fee payable	12,978
Distribution and service plan fees payable	7,506
Other affiliated payables	3,834
Other payables and accrued expenses	41,186
Total liabilities		228,570
Net Assets		$85,395,631
Net Assets consist of:
Paid in capital		$68,972,894
Total accumulated earnings (loss)		16,422,737
Net Assets		$85,395,631
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($6,091,455 ÷ 634,257 shares)(a)		$9.60
Maximum offering price per share (100/94.25 of $9.60)		$10.19
Class M:
Net Asset Value and redemption price per share ($10,619,832 ÷ 1,100,785 shares)(a)		$9.65
Maximum offering price per share (100/96.50 of $9.65)		$10.00
Class C:
Net Asset Value and offering price per share ($1,827,316 ÷ 191,001 shares)(a)		$9.57
Total International Equity:
Net Asset Value, offering price and redemption price per share ($61,361,852 ÷ 6,366,871 shares)		$9.64
Class I:
Net Asset Value, offering price and redemption price per share ($2,072,878 ÷ 215,874 shares)		$9.60
Class Z:
Net Asset Value, offering price and redemption price per share ($3,422,298 ÷ 355,683 shares)		$9.62

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2020
Investment Income
Dividends		$1,977,119
Income from Fidelity Central Funds (including $562 from security lending)		6,801
Income before foreign taxes withheld		1,983,920
Less foreign taxes withheld		(199,920)
Total income		1,784,000
Expenses
Management fee
Basic fee	$623,728
Performance adjustment	174,223
Transfer agent fees	160,576
Distribution and service plan fees	90,097
Accounting fees	47,395
Custodian fees and expenses	57,309
Independent trustees' fees and expenses	528
Registration fees	77,575
Audit	87,177
Legal	2,140
Miscellaneous	2,614
Total expenses before reductions	1,323,362
Expense reductions	(215,847)
Total expenses after reductions		1,107,515
Net investment income (loss)		676,485
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,876,249
Fidelity Central Funds	(76)
Foreign currency transactions	(38,196)
Total net realized gain (loss)		1,837,977
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $8)	997,837
Fidelity Central Funds	(10)
Assets and liabilities in foreign currencies	17,522
Total change in net unrealized appreciation (depreciation)		1,015,349
Net gain (loss)		2,853,326
Net increase (decrease) in net assets resulting from operations		$3,529,811

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2020	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$676,485	$1,645,228
Net realized gain (loss)	1,837,977	1,151,971
Change in net unrealized appreciation (depreciation)	1,015,349	10,514,574
Net increase (decrease) in net assets resulting from operations	3,529,811	13,311,773
Distributions to shareholders	(1,600,384)	(764,299)
Share transactions - net increase (decrease)	(14,871,566)	(17,112,594)
Total increase (decrease) in net assets	(12,942,139)	(4,565,120)
Net Assets
Beginning of period	98,337,770	102,902,890
End of period	$85,395,631	$98,337,770

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Total International Equity Fund Class A

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$9.34	$8.20	$9.39	$7.67	$7.79
Income from Investment Operations
Net investment income (loss)A	.05	.14	.08	.09	.08
Net realized and unrealized gain (loss)	.35	1.05	(.89)	1.71	(.14)
Total from investment operations	.40	1.19	(.81)	1.80	(.06)
Distributions from net investment income	(.14)	(.05)	(.15)	(.08)	(.06)
Distributions from net realized gain	–	–	(.23)	–	–
Total distributions	(.14)	(.05)	(.38)	(.08)	(.06)
Redemption fees added to paid in capitalA	–	–	–B	–B	–B
Net asset value, end of period	$9.60	$9.34	$8.20	$9.39	$7.67
Total ReturnC,D	4.31%	14.63%	(9.04)%	23.78%	(.76)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.66%	1.51%	1.60%	1.67%	1.52%
Expenses net of fee waivers, if any	1.39%	1.45%	1.45%	1.45%	1.45%
Expenses net of all reductions	1.37%	1.44%	1.44%	1.43%	1.45%
Net investment income (loss)	.58%	1.55%	.90%	1.02%	1.10%
Supplemental Data
Net assets, end of period (000 omitted)	$6,091	$7,249	$7,526	$9,292	$8,576
Portfolio turnover rateG	37%	69%	52%	66%H	51%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Total International Equity Fund Class M

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$9.38	$8.22	$9.42	$7.70	$7.81
Income from Investment Operations
Net investment income (loss)A	.03	.11	.06	.06	.06
Net realized and unrealized gain (loss)	.36	1.07	(.90)	1.73	(.13)
Total from investment operations	.39	1.18	(.84)	1.79	(.07)
Distributions from net investment income	(.12)	(.02)	(.13)	(.07)	(.04)
Distributions from net realized gain	–	–	(.23)	–	–
Total distributions	(.12)	(.02)	(.36)	(.07)	(.04)
Redemption fees added to paid in capitalA	–	–	–B	–B	–B
Net asset value, end of period	$9.65	$9.38	$8.22	$9.42	$7.70
Total ReturnC,D	4.13%	14.38%	(9.30)%	23.41%	(.86)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.90%	1.76%	1.85%	1.90%	1.73%
Expenses net of fee waivers, if any	1.64%	1.70%	1.70%	1.70%	1.70%
Expenses net of all reductions	1.62%	1.69%	1.69%	1.68%	1.69%
Net investment income (loss)	.33%	1.30%	.65%	.77%	.85%
Supplemental Data
Net assets, end of period (000 omitted)	$10,620	$11,733	$11,882	$15,894	$13,893
Portfolio turnover rateG	37%	69%	52%	66%H	51%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Total International Equity Fund Class C

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$9.30	$8.17	$9.37	$7.66	$7.77
Income from Investment Operations
Net investment income (loss)A	(.02)	.07	.01	.02	.03
Net realized and unrealized gain (loss)	.36	1.06	(.89)	1.71	(.14)
Total from investment operations	.34	1.13	(.88)	1.73	(.11)
Distributions from net investment income	(.07)	–	(.10)	(.02)	–
Distributions from net realized gain	–	–	(.23)	–	–
Total distributions	(.07)	–	(.32)B	(.02)	–
Redemption fees added to paid in capitalA	–	–	–C	–C	–C
Net asset value, end of period	$9.57	$9.30	$8.17	$9.37	$7.66
Total ReturnD,E	3.62%	13.83%	(9.72)%	22.70%	(1.42)%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.46%	2.33%	2.43%	2.48%	2.30%
Expenses net of fee waivers, if any	2.14%	2.20%	2.20%	2.20%	2.20%
Expenses net of all reductions	2.12%	2.19%	2.19%	2.18%	2.20%
Net investment income (loss)	(.17)%	.80%	.14%	.27%	.35%
Supplemental Data
Net assets, end of period (000 omitted)	$1,827	$2,203	$2,705	$3,211	$2,713
Portfolio turnover rateH	37%	69%	52%	66%I	51%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Total International Equity Fund

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$9.37	$8.23	$9.40	$7.70	$7.82
Income from Investment Operations
Net investment income (loss)A	.08	.16	.11	.11	.11
Net realized and unrealized gain (loss)	.35	1.06	(.90)	1.70	(.13)
Total from investment operations	.43	1.22	(.79)	1.81	(.02)
Distributions from net investment income	(.16)	(.08)	(.15)	(.11)	(.10)
Distributions from net realized gain	–	–	(.23)	–	–
Total distributions	(.16)	(.08)	(.38)	(.11)	(.10)
Redemption fees added to paid in capitalA	–	–	–B	–B	–B
Net asset value, end of period	$9.64	$9.37	$8.23	$9.40	$7.70
Total ReturnC	4.65%	14.97%	(8.84)%	23.86%	(.32)%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.34%	1.20%	1.29%	1.15%	1.11%
Expenses net of fee waivers, if any	1.14%	1.20%	1.20%	1.14%	1.11%
Expenses net of all reductions	1.12%	1.19%	1.19%	1.13%	1.10%
Net investment income (loss)	.83%	1.81%	1.15%	1.33%	1.44%
Supplemental Data
Net assets, end of period (000 omitted)	$61,362	$70,251	$71,170	$82,077	$280,672
Portfolio turnover rateF	37%	69%	52%	66%G	51%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Total International Equity Fund Class I

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$9.35	$8.19	$9.38	$7.66	$7.78
Income from Investment Operations
Net investment income (loss)A	.08	.16	.10	.11	.10
Net realized and unrealized gain (loss)	.34	1.07	(.89)	1.71	(.13)
Total from investment operations	.42	1.23	(.79)	1.82	(.03)
Distributions from net investment income	(.17)	(.07)	(.17)	(.10)	(.09)
Distributions from net realized gain	–	–	(.23)	–	–
Total distributions	(.17)	(.07)	(.40)	(.10)	(.09)
Redemption fees added to paid in capitalA	–	–	–B	–B	–B
Net asset value, end of period	$9.60	$9.35	$8.19	$9.38	$7.66
Total ReturnC	4.50%	15.11%	(8.86)%	24.08%	(.43)%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.33%	1.18%	1.29%	1.42%	1.22%
Expenses net of fee waivers, if any	1.14%	1.18%	1.20%	1.20%	1.20%
Expenses net of all reductions	1.13%	1.17%	1.19%	1.18%	1.20%
Net investment income (loss)	.82%	1.82%	1.15%	1.28%	1.35%
Supplemental Data
Net assets, end of period (000 omitted)	$2,073	$3,086	$9,405	$6,776	$2,156
Portfolio turnover rateF	37%	69%	52%	66%G	51%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Total International Equity Fund Class Z

Years ended October 31,	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$9.36	$8.22	$9.39	$7.73
Income from Investment Operations
Net investment income (loss)B	.09	.18	.12	.08
Net realized and unrealized gain (loss)	.35	1.05	(.89)	1.58
Total from investment operations	.44	1.23	(.77)	1.66
Distributions from net investment income	(.18)	(.09)	(.17)	–
Distributions from net realized gain	–	–	(.23)	–
Total distributions	(.18)	(.09)	(.40)	–
Redemption fees added to paid in capitalB	–	–	–C	–C
Net asset value, end of period	$9.62	$9.36	$8.22	$9.39
Total ReturnD,E	4.74%	15.13%	(8.63)%	21.47%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.22%	1.09%	1.16%	1.32%H
Expenses net of fee waivers, if any	.98%	1.04%	1.05%	1.05%H
Expenses net of all reductions	.97%	1.03%	1.04%	1.04%H
Net investment income (loss)	.99%	1.97%	1.30%	1.27%H
Supplemental Data
Net assets, end of period (000 omitted)	$3,422	$3,815	$216	$246
Portfolio turnover rateI	37%	69%	52%	66%J

 A For the period February 1, 2017 (commencement of sale of shares) to October 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2020

1. Organization.

Fidelity Total International Equity Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Total International Equity, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$21,957,484
Gross unrealized depreciation	(7,931,747)
Net unrealized appreciation (depreciation)	$14,025,737
Tax Cost	$70,891,847

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,145,288
Undistributed long-term capital gain	$1,235,259
Net unrealized appreciation (depreciation) on securities and other investments	$14,042,290

The tax character of distributions paid was as follows:

	October 31, 2020	October 31, 2019
Ordinary Income	$1,600,384	$ 764,278
Long-term Capital Gains	–	21
Total	$1,600,384	$ 764,299

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Total International Equity Fund	33,375,615	49,611,321

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Total International Equity as compared to its benchmark index, the MSCI All Country World ex USA Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .87% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$16,415	$122
Class M	.25%	.25%	54,620	361
Class C	.75%	.25%	19,062	2,965
			$90,097	$3,448

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$1,259
Class M	537
Class C(a)	276
$2,072

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class Z from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$15,553.24
Class M	25,074.23
Class C	5,446.29
Total International Equity	108,706.17
Class I	4,253.15
Class Z	1,544.04
	$160,576

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Total International Equity Fund	.05

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Total International Equity Fund	$168

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Total International Equity Fund	$217

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Total International Equity Fund	$–	$–	$–

8. Expense Reductions.

The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through February 28, 2022. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.45% / 1.35%(a)	$18,023
Class M	1.70% / 1.60%(a)	29,327
Class C	2.20% / 2.10%(a)	6,159
Total International Equity	1.20% / 1.10%(a)	134,001
Class I	1.20% / 1.10%(a)	5,053
Class Z	1.05% / .95%(a)	8,338
		$200,901

 (a) Expense limitation effective February 1, 2020.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $14,541 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $405.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2020	Year ended October 31, 2019
Distributions to shareholders
Class A	$106,902	$46,299
Class M	141,808	27,216
Class C	15,508	–
Total International Equity	1,209,290	657,302
Class I	54,292	31,377
Class Z	72,584	2,105
Total	$1,600,384	$764,299

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2020	Year ended October 31, 2019	Year ended October 31, 2020	Year ended October 31, 2019
Class A
Shares sold	79,098	137,444	$666,523	$1,178,771
Reinvestment of distributions	11,309	5,828	106,875	46,279
Shares redeemed	(232,060)	(285,183)	(2,158,548)	(2,496,834)
Net increase (decrease)	(141,653)	(141,911)	$(1,385,150)	$(1,271,784)
Class M
Shares sold	65,659	51,083	$575,207	$438,752
Reinvestment of distributions	14,911	3,402	141,808	27,216
Shares redeemed	(230,047)	(249,013)	(2,160,487)	(2,185,232)
Net increase (decrease)	(149,477)	(194,528)	$(1,443,472)	$(1,719,264)
Class C
Shares sold	29,466	50,549	$274,362	$435,371
Reinvestment of distributions	1,633	–	15,483	–
Shares redeemed	(76,912)	(144,648)	(700,199)	(1,245,139)
Net increase (decrease)	(45,813)	(94,099)	$(410,354)	$(809,768)
Total International Equity
Shares sold	994,251	861,198	$8,883,804	$7,437,666
Reinvestment of distributions	118,078	76,720	1,117,023	609,928
Shares redeemed	(2,239,449)	(2,087,974)	(20,102,869)	(18,014,198)
Net increase (decrease)	(1,127,120)	(1,150,056)	$(10,102,042)	$(9,966,604)
Class I
Shares sold	64,423	268,632	$602,048	$2,311,059
Reinvestment of distributions	5,372	3,542	50,662	28,087
Shares redeemed	(184,160)	(1,089,632)	(1,684,471)	(9,019,644)
Net increase (decrease)	(114,365)	(817,458)	$(1,031,761)	$(6,680,498)
Class Z
Shares sold	99,865	439,804	$885,828	$3,842,585
Reinvestment of distributions	7,494	257	70,665	2,035
Shares redeemed	(159,186)	(58,782)	(1,455,280)	(509,296)
Net increase (decrease)	(51,827)	381,279	$(498,787)	$3,335,324

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Total International Equity Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Total International Equity Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 14, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 305 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Co-Lead Independent Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Co-Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Lloyd James Austin, III (1953)

Year of Election or Appointment: 2020

Member of the Advisory Board

General Austin also serves as a Member of the Advisory Board of other Fidelity® funds. Prior to his retirement, General Austin (United States Army, Retired) held a variety of positions within the U.S. Government, including Commander, U.S. Central Command (2013-2016), Vice Chief of Staff, U.S. Army (2012-2013) and Commanding General, U.S. Forces – Iraq, Operation New Dawn (2010-2012). General Austin currently serves as a Partner of Pine Island Capital Partners (private equity, 2020-present) and as President of the Austin Strategy Group LLC (consulting, 2016-present). General Austin serves as a member of the Board of Directors of Nucor Corporation (steel products, 2017-present), as a member of the Board of Directors of Tenet Healthcare Corporation (2018-present) and as a member of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). In addition, General Austin currently serves as a member of the Board of Trustees of the Carnegie Corporation of New York (2017-present) and as a member of the Board of Trustees of Auburn University (2017-present). Previously, General Austin served as a member of the Board of Directors of United Technologies Corporation (aerospace, defense and building, 2016-2020).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2020

Member of the Advisory Board

Mr. Kennedy also serves as a Member of the Advisory Board of other Fidelity® funds. Previously, Mr. Kennedy held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2020 to October 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period-B May 1, 2020 to October 31, 2020
Fidelity Total International Equity Fund
Class A	1.37%
Actual		$1,000.00	$1,163.60	$7.45
Hypothetical-C		$1,000.00	$1,018.25	$6.95
Class M	1.62%
Actual		$1,000.00	$1,162.70	$8.81
Hypothetical-C		$1,000.00	$1,016.99	$8.21
Class C	2.11%
Actual		$1,000.00	$1,160.00	$11.46
Hypothetical-C		$1,000.00	$1,014.53	$10.68
Total International Equity	1.11%
Actual		$1,000.00	$1,165.70	$6.04
Hypothetical-C		$1,000.00	$1,019.56	$5.63
Class I	1.13%
Actual		$1,000.00	$1,165.00	$6.15
Hypothetical-C		$1,000.00	$1,019.46	$5.74
Class Z	.96%
Actual		$1,000.00	$1,166.10	$5.23
Hypothetical-C		$1,000.00	$1,020.31	$4.88

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Total International Equity Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Total International Equity Fund
Class A	12/07/20	12/04/20	$0.060	$0.196
Class M	12/07/20	12/04/20	$0.040	$0.196
Class C	12/07/20	12/04/20	$0.000	$0.196
Total International Equity	12/07/20	12/04/20	$0.081	$0.196
Class I	12/07/20	12/04/20	$0.081	$0.196
Class Z	12/07/20	12/04/20	$0.081	$0.196

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2020, $1,235,259, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 4%; Class M designates 4%; Class C designates 7%; Total International Equity designates 3%; Class I designates 3%; and Class Z designates 3%; of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, Class C, Total International Equity, Class I, and Class Z designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Total International Equity Fund
Class A	12/09/20	$0.1620	$0.0220
Class M	12/09/20	$0.1380	$0.0220
Class C	12/09/20	$0.0880	$0.0220
Total International Equity	12/09/20	$0.1850	$0.0220
Class I	12/09/20	$0.1900	$0.0220
Class Z	12/09/20	$0.2020	$0.0220

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	91,643,443,973.030	98.167
Withheld	1,711,119,384.419	1.833
TOTAL	93,354,563,357.449	100.000
Donald F. Donahue
Affirmative	91,659,003,496.045	98.184
Withheld	1,695,559,852.789	1.816
TOTAL	93,354,563,357.449	100.000
Bettina Doulton
Affirmative	91,774,146,516.145	98.307
Withheld	1,580,416,862.377	1.693
TOTAL	93,354,563,357.449	100.000
Vicki L. Fuller
Affirmative	91,845,419,368.993	98.383
Withheld	1,509,143,998.591	1.617
TOTAL	93,354,563,357.449	100.00
Patricia L. Kampling
Affirmative	91,723,732,274.457	98.253
Withheld	1,630,831,098.411	1.747
TOTAL	93,354,563,357.449	100.000
Alan J. Lacy
Affirmative	91,490,319,407.772	98.003
Withheld	1,864,243,948.299	1.997
TOTAL	93,354,563,357.449	100.000
Ned C. Lautenbach
Affirmative	91,285,367,239.075	97.784
Withheld	2,069,196,119.052	2.216
TOTAL	93,354,563,357.449	100.000
Robert A. Lawrence
Affirmative	91,556,271,429.466	98.074
Withheld	1,798,291,912.707	1.926
TOTAL	93,354,563,357.449	100.000
Joseph Mauriello
Affirmative	91,497,480,147.082	98.011
Withheld	1,857,083,211.045	1.989
TOTAL	93,354,563,357.449	100.000
Cornelia M. Small
Affirmative	91,606,808,161.438	98.128
Withheld	1,747,755,220.497	1.872
TOTAL	93,354,563,357.449	100.000
Garnett A. Smith
Affirmative	91,505,784,053.038	98.020
Withheld	1,848,779,305.090	1.980
TOTAL	93,354,563,357.449	100.000
David M. Thomas
Affirmative	91,536,969,704.881	98.053
Withheld	1,817,593,630.919	1.947
TOTAL	93,354,563,357.449	100.000
Susan Tomasky
Affirmative	91,697,125,678.165	98.225
Withheld	1,657,437,703.277	1.775
TOTAL	93,354,563,357.449	100.000
Michael E. Wiley
Affirmative	91,506,805,575.815	98.021
Withheld	1,847,757,759.985	1.979
TOTAL	93,354,563,357.449	100.000
Proposal 1 reflects trust wide proposal and voting results.

TIE-ANN-1220
1.912358.110

Fidelity® Emerging Markets Discovery Fund

Fidelity® Total Emerging Markets Fund

Annual Report

October 31, 2020

Includes Fidelity and Fidelity Advisor share classes

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Fidelity® Emerging Markets Discovery Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® Total Emerging Markets Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Fidelity® Emerging Markets Discovery Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2020	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)	(3.15)%	5.01%	4.34%
Class M (incl. 3.50% sales charge)	(1.10)%	5.22%	4.34%
Class C (incl. contingent deferred sales charge)	0.96%	5.45%	4.24%
Fidelity® Emerging Markets Discovery Fund	3.07%	6.57%	5.31%
Class I	3.07%	6.57%	5.33%
Class Z	3.24%	6.64%	5.37%

 A From November 1, 2011

 Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Emerging Markets Discovery Fund, a class of the fund, on November 1, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets SMID Cap Index performed over the same period.

Period Ending Values
$15,940	Fidelity® Emerging Markets Discovery Fund
$12,280	MSCI Emerging Markets SMID Cap Index

Fidelity® Emerging Markets Discovery Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned -2.46% for the 12 months ending October 31, 2020, in what was a bumpy ride for non-U.S. equities, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a sharp upturn. Declared a pandemic on March 11, the crisis and containment efforts caused broad contraction in economic activity, elevated volatility and dislocation in financial markets. A historically rapid and expansive monetary- and fiscal-policy response around the world provided a partial offset to the economic disruption.Other supporting factors included resilient corporate earnings and near-term potential for a COVID-19 vaccine breakthrough. This was evident as the index advanced 12.28% in the final six months of the period, supported by broad U.S.-dollar weakness. Currency fluctuation generally boosted foreign developed-markets equities for the year, while the reverse was true for emerging-markets stocks. Late in the period, the index was pressured by Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery is stalling, a second wave of COVID-19 cases, and stretched valuations. For the full year, the U.K. (-22%), Asia Pacific ex Japan (-8%), Canada (-5%) and Europe ex U.K. (-4%) lagged the index. Emerging markets (+9%) and Japan (+1%) outperformed. By sector, energy (-38%) fell hard along with oil prices. Financials and real estate (-20% each) also lagged. Conversely, the information technology (+ 25%) and communication services (+15%) sectors topped the index.

Comments from Co-Managers Gregory Lee and Jane Wu:  For the fiscal year ending October 31, 2020, the fund's share classes (excluding sales charges, if applicable) gained roughly 2% to 3%, outperforming the -0.80% result of the benchmark MSCI Emerging Markets SMID Index (Net MA). From a regional standpoint, stock picks in Emerging Asia and an underweighting in Latin America, specifically Brazil, contributed most to the fund's relative result. By sector, the primary contributor to performance versus the benchmark was our stock picks in communication services, especially within the media & entertainment industry. Strong picks in the health care sector, primarily driven by the pharmaceuticals, biotechnology & life sciences industry, also bolstered the fund's relative result. Also boosting performance was security selection in information technology and consumer discretionary. Our top individual relative contributor was an out-of-benchmark stake in Samsung SDI (+100%), which was among our biggest holdings. Also boosting performance was our overweighting in Unimicron Technology, which gained about 57%. We reduced our position the past 12 months. Another notable relative contributor was an outsized stake in Silergy (+120%), which was one of the fund's largest holdings. In contrast, stock picks in Emerging Europe and Latin America hurt the fund's relative result. By sector, the primary detractor from performance versus the benchmark was our security selection in industrials. Security selection in materials and financials also hampered the fund's relative performance. The biggest individual relative detractor was lack of exposure to Nio, a benchmark component. It also helped to have an overweight position in Azul (-85%), which was not held at the end of this period. Other notable relative detractors included overweightings in Alpha Bank (-76%) and Grupa Lotos (-71%). Notable changes in positioning include decreased exposure to Brazil and a higher allocation to China. By sector, meaningful changes in positioning include increased exposure to health care and information technology.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On October 1, 2020, Greg Lee assumed co-management responsibilities for the fund's financials, real estate, and utilities sleeves, joining James Hayes until December 31, at which point James will come off of the sleeves and Greg will assume sole management.

Fidelity® Emerging Markets Discovery Fund

Investment Summary (Unaudited)

Top Five Stocks as of October 31, 2020

% of fund's net assets
Samsung SDI Co. Ltd. (Korea (South), Electronic Equipment & Components)	1.7
Silergy Corp. (Cayman Islands, Semiconductors & Semiconductor Equipment)	1.7
Haier Smart Home Co. Ltd. (A Shares) (China, Household Durables)	1.7
Sunny Optical Technology Group Co. Ltd. (Cayman Islands, Electronic Equipment & Components)	1.6
Li Ning Co. Ltd. (Cayman Islands, Textiles, Apparel & Luxury Goods)	1.5
8.2

Top Five Market Sectors as of October 31, 2020

% of fund's net assets
Information Technology	14.7
Materials	12.5
Consumer Discretionary	11.9
Industrials	11.5
Health Care	10.0

Top Five Countries as of October 31, 2020

(excluding cash equivalents)	% of fund's net assets
Cayman Islands	18.0
China	10.9
India	9.5
Taiwan	8.5
Korea (South)	7.8

Percentages are adjusted for the effect of futures contracts, if applicable.

Asset Allocation (% of fund's net assets)

As of October 31, 2020
Stocks and Equity Futures	96.9%
Short-Term Investments and Net Other Assets (Liabilities)	3.1%

Fidelity® Emerging Markets Discovery Fund

Schedule of Investments October 31, 2020

Showing Percentage of Net Assets

Common Stocks - 92.4%
	Shares	Value
Bangladesh - 0.3%
BRAC Bank Ltd.	1,323,206	$647,942
Belgium - 1.0%
Titan Cement International Trading SA	197,000	2,445,788
Bermuda - 1.2%
AGTech Holdings Ltd. (a)	10,044,000	356,285
Alibaba Pictures Group Ltd. (a)	1,875,844	244,386
Shangri-La Asia Ltd.	2,942,000	2,311,097

TOTAL BERMUDA		2,911,768

Brazil - 5.5%
Atacadao SA	400,900	1,289,068
Boa Vista Servicos SA (a)	184,900	437,280
BTG Pactual Participations Ltd. unit	67,500	852,874
Equatorial Energia SA	354,300	1,230,614
LOG Commercial Properties e Participacoes SA	285,800	1,561,504
Lojas Renner SA	169,600	1,106,932
LPS Brasil Consultoria de Imoveis SA (a)	534,344	440,479
Natura & Co. Holding SA	248,153	1,993,718
QGEP Participacoes SA	445,600	735,425
Rumo SA (a)	769,700	2,460,164
Suzano Papel e Celulose SA (a)	190,800	1,664,277

TOTAL BRAZIL		13,772,335

British Virgin Islands - 0.3%
Dolphin Capital Investors Ltd. (a)	7,611,857	320,488
Mail.Ru Group Ltd. GDR (Reg. S) (a)	17,397	456,671

TOTAL BRITISH VIRGIN ISLANDS		777,159

Cayman Islands - 18.0%
Agora, Inc. ADR (a)(b)	700	26,950
Archosaur Games, Inc. (a)(c)	234,000	551,156
Bilibili, Inc. ADR (a)(b)	38,631	1,725,647
China State Construction International Holdings Ltd.	2,058,000	1,422,880
CStone Pharmaceuticals Co. Ltd. (a)(c)	1,159,461	1,701,989
Fu Shou Yuan International Group Ltd.	1,364,000	1,404,027
Haitian International Holdings Ltd.	758,000	1,877,278
Hua Medicine (a)(c)	1,565,337	854,096
I-Mab ADR	51,505	2,120,461
Impro Precision Industries Ltd. (c)	4,442,200	1,289,255
Innovent Biologics, Inc. (a)(c)	448,373	3,308,215
Kangji Medical Holdings Ltd.	110,500	285,711
Kingdee International Software Group Co. Ltd.	755,000	1,981,845
Li Ning Co. Ltd.	712,000	3,673,654
Ming Yuan Cloud Group Holdings Ltd.	6,800	29,033
NetEase, Inc. ADR	5,090	441,761
Parade Technologies Ltd.	46,000	1,752,595
Pico Far East Holdings Ltd.	5,150,000	744,018
Semiconductor Manufacturing International Corp. (a)	1,186,370	3,499,948
Shimao Property Holdings Ltd.	322,000	1,135,982
Shimao Services Holdings Ltd. (a)(c)	5,278	11,301
Silergy Corp.	68,170	4,193,757
Sunny Optical Technology Group Co. Ltd.	239,130	3,954,397
TAL Education Group ADR (a)	13,532	899,337
Uni-President China Holdings Ltd.	1,576,000	1,362,038
Wise Talent Information Technology Co. Ltd. (a)	162,591	399,321
Yuzhou Properties Co.	3,385,600	1,305,765
YY, Inc. ADR	6,895	630,065
Zai Lab Ltd. (a)	30,838	2,565,690

TOTAL CAYMAN ISLANDS		45,148,172

Chile - 0.2%
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR (b)	15,404	570,102
China - 10.9%
C&S Paper Co. Ltd. (A Shares)	424,900	1,287,599
China Communications Services Corp. Ltd. (H Shares)	2,362,000	1,371,042
China Longyuan Power Grid Corp. Ltd. (H Shares)	1,920,200	1,312,746
China Machinery Engineering Co. (H Shares)	3,450,000	663,076
CRRC Corp. Ltd. (H Shares)	1,734,000	671,009
Haier Smart Home Co. Ltd. (A Shares)	1,124,796	4,189,983
Hangzhou Tigermed Consulting Co. Ltd. (A Shares)	135,181	2,513,685
Hualan Biological Engineer, Inc. (A Shares)	259,068	1,986,682
Pharmaron Beijing Co. Ltd. (H Shares) (c)	200,050	2,887,532
Shandong Weigao Medical Polymer Co. Ltd. (H Shares)	1,057,308	2,043,015
Shanghai Kindly Medical Instruments Co. Ltd. (H Shares)	222,400	1,296,676
Shenzhen YUTO Packaging Technology Co. Ltd. (A Shares)	185,000	819,928
Sinopec Engineering Group Co. Ltd. (H Shares)	3,126,000	1,213,707
Tsingtao Brewery Co. Ltd. (H Shares)	222,000	1,834,131
Venus MedTech Hangzhou, Inc. (H Shares) (a)(c)	181,852	1,748,735
Zhuzhou CRRC Times Electric Co. Ltd. (H Shares)	463,200	1,422,014

TOTAL CHINA		27,261,560

Curacao - 0.6%
Emirates NBD ELS (Merrill Lynch International & Co. Bank Warrant Program) warrants 1/3/22 (a)(c)	601,567	1,555,857
Cyprus - 1.1%
Etalon Group PLC GDR (Reg. S) (a)	719,700	1,162,316
Globaltrans Investment PLC GDR (Reg. S)	300,400	1,700,264

TOTAL CYPRUS		2,862,580

Egypt - 1.2%
Credit Agricole Egypt	345,072	568,160
Egyptian Kuwaiti Holding	1,456,948	1,515,226
Six of October Development & Investment Co.	1,315,800	1,005,707

TOTAL EGYPT		3,089,093

Greece - 1.0%
Alpha Bank AE (a)	1,076,272	542,757
Fourlis Holdings SA (a)	530,100	2,046,618

TOTAL GREECE		2,589,375

Hong Kong - 1.3%
China Resources Beer Holdings Co. Ltd.	296,000	1,834,608
Far East Horizon Ltd.	1,395,584	1,369,932

TOTAL HONG KONG		3,204,540

Hungary - 0.2%
OTP Bank PLC (a)	17,200	535,693
India - 9.5%
Adani Ports & Special Economic Zone Ltd.	435,245	2,098,687
Bharti Infratel Ltd.	217,200	540,240
CESC Ltd. GDR	53,316	402,661
Deccan Cements Ltd.	222,346	940,621
Embassy Office Parks (REIT)	81,000	373,891
Iifl Finance Ltd.	981,547	983,181
JK Cement Ltd.	102,571	2,546,785
JM Financial Ltd. (a)	1,229,800	1,309,009
Mahanagar Gas Ltd.	88,310	965,055
Manappuram General Finance & Leasing Ltd.	553,799	1,153,364
Oberoi Realty Ltd. (a)	200,438	1,190,413
Petronet LNG Ltd.	689,382	2,134,756
Power Grid Corp. of India Ltd.	768,368	1,762,562
Shriram Transport Finance Co. Ltd.	215,337	2,001,383
Solar Industries India Ltd.	98,845	1,338,468
Sunteck Realty Ltd.	183,300	658,198
The Ramco Cements Ltd.	125,111	1,336,841
Torrent Pharmaceuticals Ltd.	61,573	2,119,360

TOTAL INDIA		23,855,475

Indonesia - 1.8%
PT ACE Hardware Indonesia Tbk	15,328,400	1,634,553
PT Ciputra Development Tbk	19,209,400	1,056,430
PT Pakuwon Jati Tbk (a)	20,362,278	569,236
PT United Tractors Tbk	941,600	1,345,256

TOTAL INDONESIA		4,605,475

Israel - 0.3%
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.	13,000	849,255
Japan - 0.2%
Iriso Electronics Co. Ltd.	15,530	591,294
Kenya - 0.1%
Equity Group Holdings Ltd.	986,200	307,281
Korea (South) - 7.8%
AMOREPACIFIC Group, Inc.	17,234	665,178
Coway Co. Ltd.	29,850	1,823,781
Db Insurance Co. Ltd.	21,380	834,042
DuzonBizon Co. Ltd.	12,090	1,063,588
Hanon Systems	72,370	716,058
Hansol Chemical Co. Ltd.	13,740	1,710,397
Hyundai Fire & Marine Insurance Co. Ltd.	49,371	1,014,646
Kakao Corp.	10,088	2,935,116
Kakao Games Corp.	500	19,971
KB Financial Group, Inc.	22,750	811,978
Korean Reinsurance Co.	110,910	725,922
LG Corp.	29,140	1,741,047
NCSOFT Corp.	1,154	791,156
Pearl Abyss Corp. (a)	2,505	444,524
Samsung SDI Co. Ltd.	10,995	4,321,823

TOTAL KOREA (SOUTH)		19,619,227

Luxembourg - 1.3%
Globant SA (a)	18,120	3,272,653
Malaysia - 0.7%
Scientex Bhd	653,200	1,869,623
Mexico - 3.5%
CEMEX S.A.B. de CV sponsored ADR	869,500	3,608,425
Fibra Uno Administracion SA de CV	970,062	734,927
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	194,300	1,617,037
Grupo Aeroportuario Norte S.A.B. de CV (a)	139,800	630,868
Grupo Comercial Chedraui S.A.B. de CV	540,900	683,919
Macquarie Mexican (REIT) (c)	1,191,300	1,368,691

TOTAL MEXICO		8,643,867

Netherlands - 1.9%
VEON Ltd. sponsored ADR	120,909	151,136
X5 Retail Group NV GDR (Reg. S)	48,700	1,711,318
Yandex NV Series A (a)(b)	51,933	2,989,783

TOTAL NETHERLANDS		4,852,237

Pakistan - 0.3%
Hub Power Co. Ltd. (a)	1,445,000	737,473
Panama - 0.5%
Copa Holdings SA Class A (b)	23,100	1,138,368
Peru - 0.7%
Compania de Minas Buenaventura SA sponsored ADR	135,900	1,667,493
Philippines - 1.1%
Metro Pacific Investments Corp.	12,535,264	1,033,932
Metropolitan Bank & Trust Co.	698,757	585,526
Philippine Seven Corp.	438,400	1,007,327

TOTAL PHILIPPINES		2,626,785

Poland - 0.7%
CD Projekt RED SA (a)	2,730	231,305
Grupa Lotos SA	82,000	577,517
Warsaw Stock Exchange	91,600	996,155

TOTAL POLAND		1,804,977

Russia - 0.9%
Bank St. Petersburg PJSC	580,347	317,481
LSR Group OJSC	100,064	1,145,694
RusHydro PJSC	73,565,249	668,575

TOTAL RUSSIA		2,131,750

Singapore - 0.7%
Delfi Ltd.	1,023,800	480,135
First Resources Ltd.	1,478,700	1,311,739

TOTAL SINGAPORE		1,791,874

South Africa - 4.6%
AngloGold Ashanti Ltd.	74,400	1,714,582
Bidvest Group Ltd.	238,100	1,957,892
Cashbuild Ltd.	161,600	2,186,501
Impala Platinum Holdings Ltd.	248,500	2,211,731
JSE Ltd.	115,000	767,322
Mr Price Group Ltd.	96,700	731,534
Pick 'n Pay Stores Ltd.	392,400	1,235,767
Transaction Capital Ltd.	507,300	619,534

TOTAL SOUTH AFRICA		11,424,863

Sri Lanka - 0.2%
Hatton National Bank PLC	677,760	419,601
Taiwan - 8.5%
Cleanaway Co. Ltd.	325,000	1,789,210
CTCI Corp.	953,000	1,297,471
eMemory Technology, Inc.	55,470	1,105,173
International Games Systems Co. Ltd.	89,000	2,339,404
Largan Precision Co. Ltd.	3,020	319,323
Nanya Technology Corp.	1,504,220	3,039,041
PChome Online, Inc.	559,000	1,875,773
Poya International Co. Ltd.	107,000	2,303,890
Unimicron Technology Corp.	968,450	2,308,654
Vanguard International Semiconductor Corp.	711,640	2,318,321
Win Semiconductors Corp.	230,600	2,506,785

TOTAL TAIWAN		21,203,045

Thailand - 0.9%
PTT Global Chemical PCL (For. Reg.)	276,500	354,277
Siam Global House PCL	1,962,995	1,000,052
Star Petroleum Refining PCL	4,856,600	825,696

TOTAL THAILAND		2,180,025

Turkey - 1.3%
Aselsan A/S	899,000	1,797,034
Mavi Jeans Class B (a)(c)	329,000	1,480,196

TOTAL TURKEY		3,277,230

United Arab Emirates - 0.4%
Aldar Properties PJSC	1,308,844	976,337
United Kingdom - 1.5%
Bank of Georgia Group PLC (a)	69,272	804,985
Georgia Capital PLC (a)	79,800	382,509
Mondi PLC	140,664	2,640,886

TOTAL UNITED KINGDOM		3,828,380

United States of America - 0.1%
DouYu International Holdings Ltd. ADR (a)	19,166	293,240
Vietnam - 0.1%
FTP Corp.	163,386	363,621
TOTAL COMMON STOCKS
(Cost $212,511,885)		231,703,413

Nonconvertible Preferred Stocks - 1.9%
Brazil - 1.5%
Banco ABC Brasil SA	504,720	1,073,133
Banco ABC Brasil SA (a)	4,950	10,525
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP) sponsored ADR	70,600	521,028
Metalurgica Gerdau SA (PN)	1,234,600	2,108,607

TOTAL BRAZIL		3,713,293

Russia - 0.4%
Sberbank of Russia	390,300	951,139
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $5,276,086)		4,664,432
	Principal Amount	Value

Government Obligations - 0.3%
United States of America - 0.3%
U.S. Treasury Bills, yield at date of purchase 0.09% to 0.1% 12/17/20 to 12/24/20 (Cost $769,897)(d)	770,000	769,905
	Shares	Value

Money Market Funds - 6.9%
Fidelity Cash Central Fund 0.10% (e)	13,277,987	13,280,643
Fidelity Securities Lending Cash Central Fund 0.11% (e)(f)	4,112,133	4,112,544
TOTAL MONEY MARKET FUNDS
(Cost $17,392,687)		17,393,187
TOTAL INVESTMENT IN SECURITIES - 101.5%
(Cost $235,950,555)		254,530,937
NET OTHER ASSETS (LIABILITIES) - (1.5)%		(3,776,010)
NET ASSETS - 100%		$250,754,927

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	120	Dec. 2020	$6,611,400	$274,984	$274,984

The notional amount of futures purchased as a percentage of Net Assets is 2.6%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $4,143,720.

Security Type Abbreviations

ELS – Equity-Linked Security

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $16,757,023 or 6.7% of net assets.

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $769,905.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$60,091
Fidelity Securities Lending Cash Central Fund	60,668
Total	$120,759

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

The value, beginning of period, for the Fidelity Cash Central Fund was $9,289,133. Net realized gain (loss) and change in net unrealized appreciation (depreciation) on Fidelity Cash Central Fund is presented in the Statement of Operations, if applicable. Purchases and sales of the Fidelity Cash Central Fund were $135,053,919 and $131,062,082, respectively, during the period.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$15,928,900	$11,197,893	$4,731,007	$--
Consumer Discretionary	29,383,986	17,101,524	12,282,462	--
Consumer Staples	17,545,800	11,558,055	5,987,745	--
Energy	5,618,650	1,312,942	4,305,708	--
Financials	23,175,863	9,780,167	13,395,696	--
Health Care	25,431,847	18,526,409	6,905,438	--
Industrials	28,595,583	22,797,957	5,797,626	--
Information Technology	37,005,086	27,164,812	9,840,274	--
Materials	31,064,057	13,579,918	17,484,139	--
Real Estate	15,017,359	11,169,191	3,848,168	--
Utilities	7,600,714	4,470,436	3,130,278	--
Government Obligations	769,905	--	769,905	--
Money Market Funds	17,393,187	17,393,187	--	--
Total Investments in Securities:	$254,530,937	$166,052,491	$88,478,446	$--
Derivative Instruments:
Assets
Futures Contracts	$274,984	$274,984	$--	$--
Total Assets	$274,984	$274,984	$--	$--
Total Derivative Instruments:	$274,984	$274,984	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$274,984	$0
Total Equity Risk	274,984	0
Total Value of Derivatives	$274,984	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Fidelity® Emerging Markets Discovery Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2020
Assets
Investment in securities, at value (including securities loaned of $3,904,734) — See accompanying schedule: Unaffiliated issuers (cost $218,557,868)	$237,137,750
Fidelity Central Funds (cost $17,392,687)	17,393,187
Total Investment in Securities (cost $235,950,555)		$254,530,937
Cash		108,521
Foreign currency held at value (cost $49,687)		49,874
Receivable for investments sold		853,574
Receivable for fund shares sold		312,916
Dividends receivable		96,196
Distributions receivable from Fidelity Central Funds		1,607
Prepaid expenses		434
Other receivables		136,416
Total assets		256,090,475
Liabilities
Payable for investments purchased	$606,897
Payable for fund shares redeemed	189,403
Accrued management fee	178,504
Distribution and service plan fees payable	8,913
Payable for daily variation margin on futures contracts	82,800
Other affiliated payables	50,015
Other payables and accrued expenses	106,516
Collateral on securities loaned	4,112,500
Total liabilities		5,335,548
Net Assets		$250,754,927
Net Assets consist of:
Paid in capital		$253,332,288
Total accumulated earnings (loss)		(2,577,361)
Net Assets		$250,754,927
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($11,744,773 ÷ 843,016 shares)(a)		$13.93
Maximum offering price per share (100/94.25 of $13.93)		$14.78
Class M:
Net Asset Value and redemption price per share ($4,551,918 ÷ 327,752 shares)(a)		$13.89
Maximum offering price per share (100/96.50 of $13.89)		$14.39
Class C:
Net Asset Value and offering price per share ($5,079,566 ÷ 374,847 shares)(a)		$13.55
Emerging Markets Discovery:
Net Asset Value, offering price and redemption price per share ($189,784,085 ÷ 13,534,320 shares)		$14.02
Class I:
Net Asset Value, offering price and redemption price per share ($28,033,729 ÷ 1,994,000 shares)		$14.06
Class Z:
Net Asset Value, offering price and redemption price per share ($11,560,856 ÷ 823,472 shares)		$14.04

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2020
Investment Income
Dividends		$5,293,300
Interest		2,201
Income from Fidelity Central Funds (including $60,668 from security lending)		120,759
Income before foreign taxes withheld		5,416,260
Less foreign taxes withheld		(528,301)
Total income		4,887,959
Expenses
Management fee	$2,221,506
Transfer agent fees	499,532
Distribution and service plan fees	115,720
Accounting fees	138,358
Custodian fees and expenses	214,449
Independent trustees' fees and expenses	1,563
Registration fees	99,528
Audit	100,297
Legal	446
Miscellaneous	9,827
Total expenses before reductions	3,401,226
Expense reductions	(80,024)
Total expenses after reductions		3,321,202
Net investment income (loss)		1,566,757
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $2,561)	931,867
Fidelity Central Funds	655
Foreign currency transactions	(99,824)
Futures contracts	1,689,293
Total net realized gain (loss)		2,521,991
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $21,111)	(5,211,952)
Fidelity Central Funds	(147)
Assets and liabilities in foreign currencies	(10,644)
Futures contracts	283,311
Total change in net unrealized appreciation (depreciation)		(4,939,432)
Net gain (loss)		(2,417,441)
Net increase (decrease) in net assets resulting from operations		$(850,684)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2020	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,566,757	$3,639,313
Net realized gain (loss)	2,521,991	(17,662,192)
Change in net unrealized appreciation (depreciation)	(4,939,432)	55,873,369
Net increase (decrease) in net assets resulting from operations	(850,684)	41,850,490
Distributions to shareholders	(3,213,839)	(4,896,604)
Share transactions - net increase (decrease)	(51,843,020)	(9,023,067)
Total increase (decrease) in net assets	(55,907,543)	27,930,819
Net Assets
Beginning of period	306,662,470	278,731,651
End of period	$250,754,927	$306,662,470

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Emerging Markets Discovery Fund Class A

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$13.66	$12.01	$15.03	$12.27	$10.92
Income from Investment Operations
Net investment income (loss)A	.04	.13	.18	.14	.09
Net realized and unrealized gain (loss)	.34B	1.71	(2.89)	2.74	1.30
Total from investment operations	.38	1.84	(2.71)	2.88	1.39
Distributions from net investment income	(.11)	(.18)	(.08)	(.07)	(.05)
Distributions from net realized gain	–	(.01)	(.23)	(.06)	–
Total distributions	(.11)	(.19)	(.31)	(.13)	(.05)
Redemption fees added to paid in capitalA	–	–	–C	.01	.01
Net asset value, end of period	$13.93	$13.66	$12.01	$15.03	$12.27
Total ReturnD,E	2.76%	15.50%	(18.39)%	23.89%	12.93%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.54%	1.55%	1.52%	1.63%	1.89%
Expenses net of fee waivers, if any	1.53%	1.54%	1.52%	1.63%	1.70%
Expenses net of all reductions	1.51%	1.54%	1.48%	1.62%	1.70%
Net investment income (loss)	.33%	.96%	1.22%	1.03%	.85%
Supplemental Data
Net assets, end of period (000 omitted)	$11,745	$15,323	$14,472	$16,062	$5,252
Portfolio turnover rateH	43%	80%	98%	58%	60%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Markets Discovery Fund Class M

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$13.62	$11.94	$14.94	$12.20	$10.86
Income from Investment Operations
Net investment income (loss)A	–B	.08	.14	.10	.07
Net realized and unrealized gain (loss)	.34C	1.71	(2.87)	2.74	1.28
Total from investment operations	.34	1.79	(2.73)	2.84	1.35
Distributions from net investment income	(.07)	(.10)	(.04)	(.04)	(.02)
Distributions from net realized gain	–	(.01)	(.23)	(.06)	–
Total distributions	(.07)	(.11)	(.27)	(.11)D	(.02)
Redemption fees added to paid in capitalA	–	–	–B	.01	.01
Net asset value, end of period	$13.89	$13.62	$11.94	$14.94	$12.20
Total ReturnE,F	2.49%	15.06%	(18.58)%	23.63%	12.58%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.83%	1.86%	1.79%	1.92%	2.17%
Expenses net of fee waivers, if any	1.83%	1.86%	1.79%	1.92%	1.95%
Expenses net of all reductions	1.80%	1.86%	1.75%	1.90%	1.94%
Net investment income (loss)	.03%	.64%	.94%	.74%	.60%
Supplemental Data
Net assets, end of period (000 omitted)	$4,552	$5,773	$5,374	$9,393	$2,868
Portfolio turnover rateI	43%	80%	98%	58%	60%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 D Total distributions per share do not sum due to rounding.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Markets Discovery Fund Class C

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$13.29	$11.66	$14.64	$11.97	$10.69
Income from Investment Operations
Net investment income (loss)A	(.06)	.02	.06	.04	.01
Net realized and unrealized gain (loss)	.32B	1.67	(2.79)	2.69	1.26
Total from investment operations	.26	1.69	(2.73)	2.73	1.27
Distributions from net investment income	–	(.05)	(.02)	(.01)	–
Distributions from net realized gain	–	(.01)	(.23)	(.06)	–
Total distributions	–	(.06)	(.25)	(.07)	–
Redemption fees added to paid in capitalA	–	–	–C	.01	.01
Net asset value, end of period	$13.55	$13.29	$11.66	$14.64	$11.97
Total ReturnD,E	1.96%	14.54%	(18.97)%	23.02%	11.97%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.32%	2.36%	2.28%	2.38%	2.63%
Expenses net of fee waivers, if any	2.31%	2.35%	2.28%	2.38%	2.45%
Expenses net of all reductions	2.29%	2.35%	2.24%	2.37%	2.44%
Net investment income (loss)	(.45)%	.14%	.45%	.28%	.10%
Supplemental Data
Net assets, end of period (000 omitted)	$5,080	$7,562	$11,278	$14,168	$2,203
Portfolio turnover rateH	43%	80%	98%	58%	60%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Markets Discovery Fund

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$13.75	$12.10	$15.12	$12.33	$10.98
Income from Investment Operations
Net investment income (loss)A	.08	.16	.23	.18	.12
Net realized and unrealized gain (loss)	.34B	1.72	(2.91)	2.76	1.31
Total from investment operations	.42	1.88	(2.68)	2.94	1.43
Distributions from net investment income	(.15)	(.22)	(.11)	(.09)	(.09)
Distributions from net realized gain	–	(.01)	(.23)	(.06)	–
Total distributions	(.15)	(.23)	(.34)	(.16)C	(.09)
Redemption fees added to paid in capitalA	–	–	–D	.01	.01
Net asset value, end of period	$14.02	$13.75	$12.10	$15.12	$12.33
Total ReturnE	3.07%	15.78%	(18.11)%	24.30%	13.19%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.23%	1.25%	1.22%	1.35%	1.55%
Expenses net of fee waivers, if any	1.23%	1.25%	1.22%	1.35%	1.45%
Expenses net of all reductions	1.20%	1.25%	1.18%	1.34%	1.44%
Net investment income (loss)	.63%	1.25%	1.51%	1.31%	1.10%
Supplemental Data
Net assets, end of period (000 omitted)	$189,784	$208,657	$188,690	$248,124	$67,178
Portfolio turnover rateH	43%	80%	98%	58%	60%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Total distributions per share do not sum due to rounding.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Markets Discovery Fund Class I

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$13.79	$12.13	$15.15	$12.37	$11.02
Income from Investment Operations
Net investment income (loss)A	.08	.17	.23	.19	.13
Net realized and unrealized gain (loss)	.34B	1.72	(2.90)	2.75	1.30
Total from investment operations	.42	1.89	(2.67)	2.94	1.43
Distributions from net investment income	(.15)	(.22)	(.12)	(.10)	(.09)
Distributions from net realized gain	–	(.01)	(.23)	(.06)	–
Total distributions	(.15)	(.23)	(.35)	(.17)C	(.09)
Redemption fees added to paid in capitalA	–	–	–D	.01	.01
Net asset value, end of period	$14.06	$13.79	$12.13	$15.15	$12.37
Total ReturnE	3.07%	15.78%	(18.06)%	24.25%	13.16%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.24%	1.25%	1.22%	1.32%	1.59%
Expenses net of fee waivers, if any	1.23%	1.24%	1.22%	1.32%	1.45%
Expenses net of all reductions	1.21%	1.24%	1.18%	1.30%	1.44%
Net investment income (loss)	.63%	1.26%	1.51%	1.34%	1.10%
Supplemental Data
Net assets, end of period (000 omitted)	$28,034	$51,081	$57,506	$97,170	$8,337
Portfolio turnover rateH	43%	80%	98%	58%	60%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Total distributions per share do not sum due to rounding.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Markets Discovery Fund Class Z

Years ended October 31,	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$13.77	$12.13	$13.19
Income from Investment Operations
Net investment income (loss)B	.10	.18	–C
Net realized and unrealized gain (loss)	.35D	1.72	(1.06)
Total from investment operations	.45	1.90	(1.06)
Distributions from net investment income	(.18)	(.26)	–
Distributions from net realized gain	–	(.01)	–
Total distributions	(.18)	(.26)E	–
Redemption fees added to paid in capitalB	–	–	–
Net asset value, end of period	$14.04	$13.77	$12.13
Total ReturnF,G	3.24%	15.97%	(8.04)%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.09%	1.10%	1.17%J
Expenses net of fee waivers, if any	1.08%	1.10%	1.02%J
Expenses net of all reductions	1.06%	1.10%	.98%J
Net investment income (loss)	.78%	1.40%	(.12)%J
Supplemental Data
Net assets, end of period (000 omitted)	$11,561	$18,267	$1,412
Portfolio turnover rateK	43%	80%	98%

 A For the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 E Total distributions per share do not sum due to rounding.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Annualized

 K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2020

1. Organization.

Fidelity Emerging Markets Discovery Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Emerging Markets Discovery, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$54,559,567
Gross unrealized depreciation	(37,837,927)
Net unrealized appreciation (depreciation)	$16,721,640
Tax Cost	$237,809,297

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,460,353
Capital loss carryforward	$(20,729,586)
Net unrealized appreciation (depreciation) on securities and other investments	$16,704,409

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(17,817,856)
Long-term	(2,911,731)
Total capital loss carryforward	$(20,729,586)

The tax character of distributions paid was as follows:

	October 31, 2020	October 31, 2019
Ordinary Income	$3,213,839	$ 4,896,604

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Emerging Markets Discovery Fund	108,865,695	163,321,593

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .83% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$31,782	$314
Class M	.25%	.25%	24,970	56
Class C	.75%	.25%	58,968	3,753
			$115,720	$4,123

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$4,593
Class M	632
Class C(a)	1,421
$6,646

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class Z from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$30,522.24
Class M	14,141.28
Class C	15,840.27
Emerging Markets Discovery	361,376.19
Class I	71,625.19
Class Z	6,028.04
	$499,532

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Emerging Markets Discovery Fund	.05

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Emerging Markets Discovery Fund	$1,149

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Emerging Markets Discovery Fund	$642

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Emerging Markets Discovery Fund	$2,422	$–	$–

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $68,786 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,243.

In addition, during the period the investment adviser or an affiliate reimbursed the Fund $9,995 for an operational error which is included in the accompanying Statement of Operations.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2020	Year ended October 31, 2019
Distributions to shareholders
Class A	$109,418	$223,445
Class M	28,760	47,798
Class C	–	53,825
Emerging Markets Discovery	2,286,445	3,515,165
Class I	568,373	985,108
Class Z	220,843	71,263
Total	$3,213,839	$4,896,604

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2020	Year ended October 31, 2019	Year ended October 31, 2020	Year ended October 31, 2019
Class A
Shares sold	100,861	168,686	$1,333,872	$2,185,595
Reinvestment of distributions	7,832	18,309	109,418	222,825
Shares redeemed	(387,536)	(269,605)	(5,092,423)	(3,507,713)
Net increase (decrease)	(278,843)	(82,610)	$(3,649,133)	$(1,099,293)
Class M
Shares sold	30,127	70,918	$401,793	$922,527
Reinvestment of distributions	2,060	3,931	28,760	47,798
Shares redeemed	(128,357)	(101,078)	(1,670,594)	(1,330,432)
Net increase (decrease)	(96,170)	(26,229)	$(1,240,041)	$(360,107)
Class C
Shares sold	44,610	76,141	$595,319	$953,265
Reinvestment of distributions	–	4,495	–	53,580
Shares redeemed	(238,890)	(478,619)	(3,020,268)	(6,094,438)
Net increase (decrease)	(194,280)	(397,983)	$(2,424,949)	$(5,087,593)
Emerging Markets Discovery
Shares sold	4,566,310	6,459,351	$58,369,087	$84,534,133
Reinvestment of distributions	147,141	267,714	2,064,387	3,268,785
Shares redeemed	(6,355,720)	(7,145,375)	(80,633,963)	(92,623,842)
Net increase (decrease)	(1,642,269)	(418,310)	$(20,200,489)	$(4,820,924)
Class I
Shares sold	723,524	1,400,912	$9,806,827	$18,473,846
Reinvestment of distributions	40,170	79,303	564,792	971,460
Shares redeemed	(2,475,011)	(2,517,006)	(28,386,429)	(32,749,170)
Net increase (decrease)	(1,711,317)	(1,036,791)	$(18,014,810)	$(13,303,864)
Class Z
Shares sold	212,001	1,476,128	$2,854,966	$19,208,206
Reinvestment of distributions	15,246	5,593	213,748	68,346
Shares redeemed	(730,527)	(271,402)	(9,382,312)	(3,627,838)
Net increase (decrease)	(503,280)	1,210,319	$(6,313,598)	$15,648,714

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 22% of the total outstanding shares of the Fund.

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Fidelity® Total Emerging Markets Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2020	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)	2.30%	6.57%	4.56%
Class M (incl. 3.50% sales charge)	4.37%	6.74%	4.54%
Class C (incl. contingent deferred sales charge)	6.83%	7.07%	4.47%
Fidelity® Total Emerging Markets Fund	8.79%	8.12%	5.52%
Class I	8.85%	8.16%	5.53%
Class Z	9.03%	8.21%	5.56%

 A From November 1, 2011

 Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Total Emerging Markets Fund, a class of the fund, on November 1, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Period Ending Values
$16,220	Fidelity® Total Emerging Markets Fund
$14,199	MSCI Emerging Markets Index

Fidelity® Total Emerging Markets Fund

Management's Discussion of Fund Performance

Market Recap:  For the 12 months ending October 31, 2020, the Fidelity Total Emerging Markets Composite IndexSM – consisting of 60% equities and 40% debt – gained 5.98%. Separately, emerging-markets (EM) equities advanced 8.27%, as measured by the MSCI Emerging Markets Index, and EM debt rose 1.97%, according to the J.P. Morgan Emerging Markets Bond Index Global. Both asset classes overcame coronavirus-related headwinds and currency fluctuation, which generally dampened returns for EM securities the past 12 months. After the Composite index rose 17.09% in 2019, the early-2020 outbreak and spread of the coronavirus and the respiratory disease it causes, COVID-19, hampered global economic growth and weighed heavily on both categories. By mid-March, EM stocks and debt reflected the impact of a diminished outlook for corporate earnings, a steep drop in global trade, widening budget deficits, lower commodity prices and reduced tourism. However, the index rebounded in April amid improved coronavirus trends, plans for reopening some economies, progress on potential treatments, and rapid and expansive global monetary/fiscal-policy responses. The abundant provision of liquidity from central banks and sustained progress on economic reopening underpinned a continued rally in riskier asset prices for much of the rest of the period. By October 31, most major economies were in early-cycle recovery, with China somewhat ahead of the rest of the world, due largely to its faster reopening.

Comments from Co-Managers Timothy Gill, James Hayes and Jane Wu:  For the fiscal year ending October 31, 2020, the fund's share classes (excluding sales charges, if applicable) gained about 8% to 9%, outpacing the Fidelity Total Emerging Markets Composite Index℠. Versus the Composite index, the fund benefited from security selection in the EM equity subportfolio, as well as asset allocation, including an overweighting in EM equities and an underweighting in EM debt. Among equities, choices in communications services and consumer discretionary boosted our relative result. An overweighting in the latter sector was another positive. Conversely, stock picking in financials and industrials hurt. Geographically, choices in China and Taiwan helped most, whereas picks in India and positioning in Taiwan and Brazil detracted. The fund’s largest individual stock contributors were an out-of-index position in MercadoLibre and an overweighting in Tencent Holdings. In contrast, overweightings in Banco do Brasil and Axis Bank hurt most. Security selection within the EM debt subportfolio modestly detracted, due largely to overweightings in Lebanon and El Salvador, both of which underperformed. Lastly, a cash position of about 6%, on average, was helpful.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to shareholders:  On January 1, 2020, John Carlson retired from the firm, leaving Timothy Gill and Jonathan Kelly as co-managers of the fund's emerging-markets debt sleeve. On June 8, 2020, Di Chen assumed co-management responsibilities for the fund's consumer discretionary sleeve, joining Sam Polyak. On September 18, 2020, Nader Nazmi assumed co-management responsibilities for the fund and the fund's emerging-markets debt sleeve, succeeding Jonathan Kelly. On October 1, 2020, Will Pruett, Guillermo de Las Casas and Greg Lee assumed co-management responsibilities for the fund's financials, real estate and utilities sleeves, respectively, until December 31, at which point James Hayes will come off the sleeves.

Fidelity® Total Emerging Markets Fund

Investment Summary (Unaudited)

Top Five Stocks as of October 31, 2020

% of fund's net assets
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	7.0
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	6.3
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	4.6
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	3.5
JD.com, Inc. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	1.3
22.7

Top Five Market Sectors as of October 31, 2020

% of fund's net assets
Consumer Discretionary	16.5
Financials	14.1
Information Technology	13.5
Communication Services	10.5
Energy	9.1

Top Five Countries as of October 31, 2020

(excluding cash equivalents)	% of fund's net assets
Cayman Islands	22.9
Korea (South)	9.2
China	8.1
India	7.5
Taiwan	5.6

Percentages are adjusted for the effect of futures contracts, if applicable.

Asset Allocation (% of fund's net assets)

As of October 31, 2020
Stocks and Equity Futures	73.8%
Bonds	23.0%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	3.1%

Fidelity® Total Emerging Markets Fund

Schedule of Investments October 31, 2020

Showing Percentage of Net Assets

Common Stocks - 71.0%
		Shares	Value
Belgium - 0.2%
Titan Cement International Trading SA		106,700	$1,324,699
Bermuda - 0.7%
AGTech Holdings Ltd. (a)		836,000	29,655
China Gas Holdings Ltd.		241,144	738,751
Credicorp Ltd. (United States)		13,185	1,512,056
GP Investments Ltd. Class A (depositary receipt) (a)		22,922	14,781
Haier Electronics Group Co. Ltd.		156,000	591,603
Kunlun Energy Co. Ltd.		862,040	555,975
Marvell Technology Group Ltd.		10,400	390,104
Shangri-La Asia Ltd.		388,000	304,795

TOTAL BERMUDA			4,137,720

Brazil - 2.7%
Atacadao SA		534,800	1,719,614
B2W Companhia Global do Varejo (a)		90,600	1,188,010
Banco do Brasil SA		506,884	2,632,498
BM&F BOVESPA SA		82,100	730,436
BTG Pactual Participations Ltd. unit		51,500	650,711
Centrais Eletricas Brasileiras SA (Electrobras)		75,150	406,793
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP)		11,240	83,253
Companhia de Saneamento de Minas Gerais		21,746	162,206
Equatorial Energia SA		149,100	517,879
LOG Commercial Properties e Participacoes SA		36,600	199,969
MRV Engenharia e Participacoes SA		122,800	360,613
Natura & Co. Holding SA		264,718	2,126,805
Petrobras Distribuidora SA		84,200	281,452
Rumo SA (a)		382,500	1,222,571
Suzano Papel e Celulose SA (a)		209,800	1,830,007
Terna Participacoes SA unit		3,300	16,190
Vale SA sponsored ADR (b)		116,868	1,235,295

TOTAL BRAZIL			15,364,302

British Virgin Islands - 0.1%
Mail.Ru Group Ltd. GDR (Reg. S) (a)		16,100	422,625
Cayman Islands - 22.5%
51job, Inc. sponsored ADR (a)		9,100	637,910
Agora, Inc. ADR (a)		1,000	38,500
Akeso, Inc. (c)		188,000	589,281
Alibaba Group Holding Ltd. sponsored ADR (a)		129,349	39,411,333
Ant International Co. Ltd. Class C (a)(d)(e)		288,435	2,344,976
Archosaur Games, Inc. (a)(c)		40,000	94,215
Bilibili, Inc. ADR (a)		85,900	3,837,153
Chailease Holding Co. Ltd.		230,989	1,118,249
China Resources Land Ltd.		298,510	1,214,833
China State Construction International Holdings Ltd.		952,000	658,203
Haitian International Holdings Ltd.		307,000	760,322
Hansoh Pharmaceutical Group Co. Ltd. (a)(c)		321,700	1,433,697
Hua Medicine (a)(c)		373,037	203,540
Innovent Biologics, Inc. (a)(c)		101,422	748,318
iQIYI, Inc. ADR (a)		13,100	323,570
JD.com, Inc. sponsored ADR (a)		88,100	7,181,912
Kangji Medical Holdings Ltd.		190,500	492,560
KE Holdings, Inc. ADR (a)		11,200	781,200
Kingdee International Software Group Co. Ltd.		235,000	616,866
LexinFintech Holdings Ltd. ADR (a)		12,700	104,648
Li Ning Co. Ltd.		815,000	4,205,095
Longfor Properties Co. Ltd. (c)		54,000	294,989
Meituan Class B (a)		140,600	5,226,820
Ming Yuan Cloud Group Holdings Ltd.		11,200	47,819
NetEase, Inc. ADR		10,000	867,900
New Oriental Education & Technology Group, Inc. sponsored ADR (a)		25,636	4,111,502
PagSeguro Digital Ltd. (a)		37,168	1,360,720
Phoenix Tree Holdings Ltd. ADR		8,600	16,082
Pinduoduo, Inc. ADR (a)		28,900	2,600,422
Semiconductor Manufacturing International Corp. (a)		242,000	713,932
Shenzhou International Group Holdings Ltd.		146,500	2,530,326
Shimao Property Holdings Ltd.		166,800	588,453
Shimao Services Holdings Ltd. (a)(c)		2,635	5,642
StoneCo Ltd. Class A (a)		12,600	662,004
Sunny Optical Technology Group Co. Ltd.		71,300	1,179,060
TAL Education Group ADR (a)		8,769	582,788
Tencent Holdings Ltd.		465,850	35,593,574
Uni-President China Holdings Ltd.		1,307,600	1,130,077
Wise Talent Information Technology Co. Ltd. (a)		124,468	305,691
Wuxi Biologics (Cayman), Inc. (a)(c)		25,500	712,454
YY, Inc. ADR		11,000	1,005,180
Zai Lab Ltd. (a)		14,364	1,195,070

TOTAL CAYMAN ISLANDS			127,526,886

Chile - 0.3%
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR		25,500	943,755
Vina Concha y Toro SA		567,835	906,127

TOTAL CHILE			1,849,882

China - 8.1%
Bafang Electric Suzhou Co. Ltd. (A Shares)		30,045	828,393
BBMG Corp. (H Shares)		2,230,000	419,968
BYD Co. Ltd. (A Shares)		73,200	1,748,466
China Communications Construction Co. Ltd. (H Shares)		785,000	410,094
China Communications Services Corp. Ltd. (H Shares)		1,178,000	683,779
China Life Insurance Co. Ltd. (H Shares)		1,537,934	3,355,657
China Longyuan Power Grid Corp. Ltd. (H Shares)		2,338,060	1,598,416
China Merchants Bank Co. Ltd. (H Shares)		352,000	1,829,810
China Petroleum & Chemical Corp. (H Shares)		3,184,000	1,243,260
China Tower Corp. Ltd. (H Shares) (c)		2,164,000	337,754
Chongqing Changan Automobile Co. Ltd. (A Shares) (a)		578,800	1,433,935
CRRC Corp. Ltd. (H Shares)		1,800,000	696,550
Glodon Co. Ltd. (A Shares)		40,697	433,778
Great Wall Motor Co. Ltd. (H Shares)		1,347,000	2,178,830
Guangzhou Automobile Group Co. Ltd. (H Shares)		1,480,000	1,517,704
Haier Smart Home Co. Ltd. (A Shares)		305,060	1,136,380
Hangzhou Tigermed Consulting Co. Ltd. (H Shares) (a)(c)		78,500	1,260,658
Industrial & Commercial Bank of China Ltd. (H Shares)		5,097,660	2,894,780
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)		31,804	423,484
Midea Group Co. Ltd. (A Shares)		111,700	1,305,022
NARI Technology Co. Ltd. (A Shares)		101,209	314,869
Pharmaron Beijing Co. Ltd. (H Shares) (c)		98,552	1,422,505
PICC Property & Casualty Co. Ltd. (H Shares)		1,766,270	1,193,841
Ping An Bank Co. Ltd. (A Shares)		406,468	1,079,873
Ping An Insurance Group Co. of China Ltd. (H Shares)		682,000	7,051,657
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)		36,244	2,100,371
Shenzhen New Industries Biomedical Engineering Co. Ltd.		20,900	534,306
Sinopec Engineering Group Co. Ltd. (H Shares)		509,000	197,625
TravelSky Technology Ltd. (H Shares)		228,000	478,793
Tsingtao Brewery Co. Ltd. (H Shares)		378,000	3,122,980
Venus MedTech Hangzhou, Inc. (H Shares) (a)(c)		46,433	446,511
WuXi AppTec Co. Ltd. (H Shares) (c)		95,411	1,519,930
Zhuzhou CRRC Times Electric Co. Ltd. (H Shares)		225,900	693,508

TOTAL CHINA			45,893,487

Egypt - 0.0%
Six of October Development & Investment Co.		309,395	236,480
France - 0.1%
Ubisoft Entertainment SA (a)		7,100	626,295
Germany - 0.3%
Delivery Hero AG (a)(c)		12,100	1,392,034
Hong Kong - 1.5%
AIA Group Ltd.		66,600	633,844
China Overseas Land and Investment Ltd.		593,540	1,485,286
China Resources Beer Holdings Co. Ltd.		544,666	3,375,840
China Unicom Ltd.		1,492,300	919,839
CNOOC Ltd.		1,520,000	1,390,733
Far East Horizon Ltd.		949,780	932,322

TOTAL HONG KONG			8,737,864

Hungary - 0.2%
OTP Bank PLC (a)		28,340	882,648
India - 7.5%
Adani Ports & Special Economic Zone Ltd.		238,366	1,149,365
Axis Bank Ltd. (a)		698,719	4,604,056
Axis Bank Ltd. GDR (Reg. S) (a)		4,600	149,500
Bharti Infratel Ltd.		84,000	208,933
DLF Ltd.		262,532	556,835
Federal Bank Ltd.(a)		582,006	392,917
HDFC Bank Ltd.		22,200	352,428
HDFC Bank Ltd. sponsored ADR (a)		16,000	919,040
Housing Development Finance Corp. Ltd.		21,150	545,443
ICICI Bank Ltd. (a)		69,592	363,884
ICICI Bank Ltd. sponsored ADR (a)		639,501	6,746,736
Indraprastha Gas Ltd.		159,793	862,502
ITC Ltd.		555,413	1,233,831
JK Cement Ltd.		71,074	1,764,730
JM Financial Ltd. (a)		501,020	533,290
Larsen & Toubro Ltd.		110,369	1,374,623
LIC Housing Finance Ltd.		141,990	538,439
Mahanagar Gas Ltd.		30,548	333,830
Manappuram General Finance & Leasing Ltd.		465,340	969,136
Maruti Suzuki India Ltd.		12,500	1,167,079
Mindspace Business Parks (a)(c)		26,400	108,537
Mindspace Business Parks		58,400	215,013
NTPC Ltd.		437,231	513,569
Oberoi Realty Ltd. (a)		136,793	812,422
Petronet LNG Ltd.		162,606	503,530
Phoenix Mills Ltd. (a)		33,552	259,708
Power Grid Corp. of India Ltd.		635,545	1,457,879
Reliance Industries Ltd.		233,413	6,432,914
Shree Cement Ltd.		5,351	1,556,855
Shriram Transport Finance Co. Ltd.		207,435	1,927,940
State Bank of India (a)		775,375	1,963,780
Sunteck Realty Ltd.		17,400	62,480
Tata Consultancy Services Ltd.		21,500	770,271
Torrent Pharmaceuticals Ltd.		32,371	1,114,219

TOTAL INDIA			42,465,714

Indonesia - 0.6%
PT Bank Mandiri (Persero) Tbk		5,046,000	1,965,573
PT Bank Rakyat Indonesia Tbk		4,844,900	1,096,750
PT United Tractors Tbk		230,400	329,171

TOTAL INDONESIA			3,391,494

Japan - 1.0%
Capcom Co. Ltd.		14,700	803,966
Freee KK (a)		13,500	1,056,360
JTOWER, Inc.		4,100	287,078
Keyence Corp.		1,200	544,587
Money Forward, Inc. (a)		12,900	1,167,057
Murata Manufacturing Co. Ltd.		6,900	483,888
Rakus Co. Ltd.		48,600	955,072
Square Enix Holdings Co. Ltd.		10,600	615,890

TOTAL JAPAN			5,913,898

Kazakhstan - 0.0%
JSC Halyk Bank of Kazakhstan GDR unit		21,000	209,580
Korea (South) - 8.5%
AMOREPACIFIC Group, Inc.		22,989	887,303
Coway Co. Ltd.		15,110	923,194
DuzonBizon Co. Ltd.		4,610	405,553
Hanon Systems		57,870	572,589
Hyundai Fire & Marine Insurance Co. Ltd.		54,284	1,115,616
Hyundai Mobis		3,506	700,934
Hyundai Motor Co.		2,620	382,664
Kakao Corp.		6,260	1,821,355
KB Financial Group, Inc.		75,828	2,706,402
Korea Electric Power Corp. (a)		32,987	580,594
Korea Electric Power Corp. sponsored ADR (a)		3,220	27,821
LG Chemical Ltd.		1,813	986,426
LG Corp.		19,002	1,135,325
NAVER Corp.		2,867	731,973
NCSOFT Corp.		1,881	1,289,570
Netmarble Corp. (a)(c)		2,060	213,544
POSCO		14,322	2,638,100
S-Oil Corp.		8,950	431,273
Samsung Biologics Co. Ltd. (a)(c)		2,985	1,799,869
Samsung Electronics Co. Ltd.		397,928	19,958,217
Samsung Fire & Marine Insurance Co. Ltd.		8,510	1,342,615
Samsung SDI Co. Ltd.		6,057	2,380,837
Shinhan Financial Group Co. Ltd.		52,323	1,416,528
SK Hynix, Inc.		51,542	3,648,515

TOTAL KOREA (SOUTH)			48,096,817

Luxembourg - 0.1%
Adecoagro SA (a)		46,500	225,060
Globant SA (a)		1,300	234,793

TOTAL LUXEMBOURG			459,853

Mexico - 1.5%
America Movil S.A.B. de CV Series L sponsored ADR		45,900	547,128
CEMEX S.A.B. de CV sponsored ADR		603,400	2,504,110
Corporacion Inmobiliaria Vesta S.A.B. de CV		104,000	167,094
Fibra Uno Administracion SA de CV		363,500	275,390
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B		85,100	708,234
Grupo Aeroportuario Norte S.A.B. de CV (a)		67,400	304,152
Grupo Financiero Banorte S.A.B. de CV Series O (a)		308,729	1,375,428
Macquarie Mexican (REIT) (c)		724,570	832,462
Wal-Mart de Mexico SA de CV Series V		816,900	1,973,747

TOTAL MEXICO			8,687,745

Multi-National - 0.1%
HKT Trust/HKT Ltd. unit		595,000	769,029
Netherlands - 1.5%
Adyen BV (a)(c)		600	1,008,446
ASML Holding NV (Netherlands)		1,200	434,164
NXP Semiconductors NV		3,800	513,456
X5 Retail Group NV GDR (Reg. S)		47,500	1,669,150
Yandex NV Series A (a)		80,039	4,607,845

TOTAL NETHERLANDS			8,233,061

Nigeria - 0.0%
Guaranty Trust Bank PLC GDR (Reg. S) (a)		48,740	126,724
Pakistan - 0.1%
Habib Bank Ltd.		406,000	329,742
Panama - 0.1%
Copa Holdings SA Class A		12,249	603,631
Peru - 0.3%
Compania de Minas Buenaventura SA sponsored ADR		115,800	1,420,866
Philippines - 0.4%
Ayala Land, Inc.		1,462,500	992,543
Metropolitan Bank & Trust Co.		1,494,147	1,252,026
Robinsons Land Corp.		851,960	263,024

TOTAL PHILIPPINES			2,507,593

Poland - 0.1%
Powszechny Zaklad Ubezpieczen SA (a)		146,300	798,282
Russia - 2.0%
LSR Group OJSC		6,455	73,907
Lukoil PJSC sponsored ADR		48,600	2,481,516
MMC Norilsk Nickel PJSC sponsored ADR		103,100	2,457,904
NOVATEK OAO GDR (Reg. S)		8,300	1,000,150
Sberbank of Russia		709,830	1,799,034
Sberbank of Russia sponsored ADR		299,304	3,022,970
Tatneft PAO		101,000	521,885
Unipro PJSC		4,539,700	147,716

TOTAL RUSSIA			11,505,082

Singapore - 0.2%
First Resources Ltd.		1,383,200	1,227,022
South Africa - 1.6%
Absa Group Ltd.		343,610	1,847,072
AngloGold Ashanti Ltd.		86,500	1,993,432
Bidvest Group Ltd.		69,956	575,247
Impala Platinum Holdings Ltd.		296,000	2,634,496
Naspers Ltd. Class N		5,200	1,015,183
Pick 'n Pay Stores Ltd.		334,200	1,052,480

TOTAL SOUTH AFRICA			9,117,910

Spain - 0.1%
Amadeus IT Holding SA Class A		14,500	692,216
Switzerland - 0.1%
Dufry AG (a)		11,788	446,092
Taiwan - 5.6%
Formosa Plastics Corp.		210,000	580,621
Largan Precision Co. Ltd.		6,403	677,027
MediaTek, Inc.		94,000	2,227,691
Taiwan Semiconductor Manufacturing Co. Ltd.		1,737,000	26,275,193
Unified-President Enterprises Corp.		1,029,000	2,204,820

TOTAL TAIWAN			31,965,352

Thailand - 0.3%
Kasikornbank PCL (For. Reg.)		134,500	324,065
PTT Global Chemical PCL (For. Reg.)		830,300	1,063,856

TOTAL THAILAND			1,387,921

Turkey - 0.3%
Aselsan A/S		434,000	867,534
Turkiye Garanti Bankasi A/S (a)		717,989	565,514

TOTAL TURKEY			1,433,048

United Arab Emirates - 0.0%
Emaar Properties PJSC (a)		192,225	139,728
United Kingdom - 0.5%
Mondi PLC		125,027	2,347,310
Network International Holdings PLC (a)(c)		113,600	327,303

TOTAL UNITED KINGDOM			2,674,613

United States of America - 1.8%
Activision Blizzard, Inc.		21,300	1,613,049
Arco Platform Ltd. Class A (a)		8,000	272,640
DouYu International Holdings Ltd. ADR (a)		31,600	483,480
MercadoLibre, Inc. (a)		3,400	4,127,770
Micron Technology, Inc. (a)		65,300	3,287,202
ON Semiconductor Corp. (a)		15,500	388,895

TOTAL UNITED STATES OF AMERICA			10,173,036

TOTAL COMMON STOCKS
(Cost $303,568,483)			403,170,971

Preferred Stocks - 2.4%
Convertible Preferred Stocks - 0.0%
Hong Kong - 0.0%
Antengene Corp. Series C1 (d)(e)		52,151	147,373
Nonconvertible Preferred Stocks - 2.4%
Brazil - 1.7%
Ambev SA sponsored ADR		469,500	1,004,730
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP) sponsored ADR		40,160	296,381
Companhia Paranaense de Energia-Copel:
(PN-B)		1,415	15,230
(PN-B) sponsored ADR		29,354	317,023
Itau Unibanco Holding SA sponsored ADR		783,582	3,204,850
Metalurgica Gerdau SA (PN)		730,470	1,247,589
Petroleo Brasileiro SA - Petrobras:
(PN) sponsored ADR (non-vtg.)		208,606	1,378,886
sponsored ADR		245,300	1,626,339
Telefonica Brasil SA		35,663	264,398
			9,355,426
Cayman Islands - 0.0%
Chailease Holding Co. Ltd. (a)		18,242	62,169
Korea (South) - 0.7%
Hyundai Motor Co. Series 2		23,149	1,636,648
Samsung Electronics Co. Ltd.		51,038	2,265,440
			3,902,088
Russia - 0.0%
Tatneft PAO		17,300	86,518

TOTAL NONCONVERTIBLE PREFERRED STOCKS			13,406,201

TOTAL PREFERRED STOCKS
(Cost $15,446,630)			13,553,574
		Principal Amount(f)	Value

Nonconvertible Bonds - 10.0%
Azerbaijan - 0.2%
Southern Gas Corridor CJSC 6.875% 3/24/26 (c)		1,250,000	1,423,828
Bahrain - 0.4%
The Oil and Gas Holding Co. 7.5% 10/25/27 (c)		2,005,000	2,111,202
Bermuda - 0.2%
GeoPark Ltd. 5.5% 1/17/27 (c)		700,000	609,656
Tengizchevroil Finance Co. International Ltd. 3.25% 8/15/30 (c)		350,000	355,359

TOTAL BERMUDA			965,015

British Virgin Islands - 0.4%
1MDB Global Investments Ltd. 4.4% 3/9/23		2,000,000	1,990,000
Sinopec Group Overseas Development Ltd. 2.7% 5/13/30 (c)		350,000	363,344

TOTAL BRITISH VIRGIN ISLANDS			2,353,344

Canada - 0.2%
First Quantum Minerals Ltd.:
7.25% 4/1/23 (c)		200,000	201,063
7.5% 4/1/25 (c)		825,000	825,206

TOTAL CANADA			1,026,269

Cayman Islands - 0.4%
DP World Crescent Ltd. 3.875% 7/18/29 (Reg. S)		700,000	728,875
GEMS MENASA Cayman Ltd. 7.125% 7/31/26 (c)		690,000	683,316
Meituan 2.125% 10/28/25 (c)		240,000	240,792
Mumtalakat Sukuk Holding Co. 5.625% 2/27/24 (Reg. S)		400,000	420,125
QNB Finance Ltd. 2.75% 2/12/27 (Reg. S)		395,000	412,158

TOTAL CAYMAN ISLANDS			2,485,266

Chile - 0.4%
Corporacion Nacional del Cobre de Chile (Codelco):
3.7% 1/30/50 (c)		300,000	312,656
3.75% 1/15/31 (c)		300,000	331,500
4.25% 7/17/42 (c)		500,000	558,125
4.5% 8/1/47 (c)		250,000	294,297
Empresa de Transporte de Pasajeros Metro SA 3.65% 5/7/30 (c)		350,000	380,800
Empresa Nacional de Petroleo 4.5% 9/14/47 (c)		440,000	468,050

TOTAL CHILE			2,345,428

Colombia - 0.1%
Oleoducto Central SA 4% 7/14/27 (c)		350,000	364,945
Dominican Republic - 0.1%
Banco de Reservas de La Republica Dominicana 7% 2/1/23 (c)		650,000	665,438
Georgia - 1.0%
Georgian Oil & Gas Corp. 6.75% 4/26/21 (c)		3,125,000	3,093,750
JSC Georgian Railway 7.75% 7/11/22 (c)		2,650,000	2,754,344

TOTAL GEORGIA			5,848,094

Hong Kong - 0.1%
Lenovo Group Ltd. 3.421% 11/2/30 (c)		295,000	298,012
Indonesia - 0.6%
Hutama Karya Persero PT 3.75% 5/11/30 (c)		600,000	648,000
Indonesia Asahan Aluminium Tbk PT:
4.75% 5/15/25 (c)		200,000	217,250
5.45% 5/15/30 (c)		400,000	454,000
PT Adaro Indonesia 4.25% 10/31/24 (c)		550,000	543,641
PT Pertamina Persero:
3.1% 1/21/30 (Reg. S)		500,000	513,750
3.65% 7/30/29 (c)		375,000	403,711
4.15% 2/25/60 (c)		365,000	357,696
4.175% 1/21/50 (c)		250,000	248,438

TOTAL INDONESIA			3,386,486

Kazakhstan - 0.2%
KazMunaiGaz National Co.:
3.5% 4/14/33 (c)		200,000	206,220
5.375% 4/24/30 (c)		250,000	298,125
5.75% 4/19/47 (c)		450,000	559,350

TOTAL KAZAKHSTAN			1,063,695

Malaysia - 0.1%
Petronas Capital Ltd.:
3.5% 4/21/30 (c)		250,000	278,385
4.55% 4/21/50 (c)		200,000	249,533
4.8% 4/21/60 (c)		250,000	337,109

TOTAL MALAYSIA			865,027

Mexico - 2.1%
Braskem Idesa SAPI 7.45% 11/15/29 (c)		875,000	827,330
Mexico City Airport Trust:
3.875% 4/30/28 (c)		300,000	267,938
5.5% 7/31/47 (c)		400,000	342,233
Pemex Project Funding Master Trust 6.625% 6/15/35		1,675,000	1,379,463
Petroleos Mexicanos:
3 month U.S. LIBOR + 3.650% 3.9003% 3/11/22 (g)(h)		350,000	345,100
3.5% 1/30/23		905,000	882,375
4.5% 1/23/26		400,000	352,720
4.625% 9/21/23		500,000	493,906
4.875% 1/24/22		460,000	462,588
4.875% 1/18/24		535,000	522,652
5.5% 2/24/25 (Reg. S)	EUR	460,000	548,965
6.49% 1/23/27		890,000	827,923
6.5% 6/2/41		1,170,000	903,825
6.75% 9/21/47		360,000	278,820
6.875% 10/16/25 (c)		330,000	323,730
6.95% 1/28/60		1,750,000	1,368,500
7.69% 1/23/50		2,044,000	1,696,418

TOTAL MEXICO			11,824,486

Netherlands - 0.6%
Kazakhstan Temir Zholy Finance BV 6.95% 7/10/42 (c)		250,000	342,109
Petrobras Global Finance BV:
5.093% 1/15/30		1,520,000	1,591,790
6.9% 3/19/49		930,000	1,052,425
Prosus NV 4.027% 8/3/50 (c)		350,000	363,125

TOTAL NETHERLANDS			3,349,449

Panama - 0.1%
Cable Onda SA 4.5% 1/30/30 (c)		380,000	402,444
Paraguay - 0.1%
Telefonica Celular del Paraguay SA 5.875% 4/15/27 (c)		700,000	739,156
Peru - 0.1%
Camposol SA 6% 2/3/27 (c)		500,000	526,719
Saudi Arabia - 0.8%
Saudi Arabian Oil Co.:
3.5% 4/16/29 (c)		450,000	493,875
4.25% 4/16/39 (c)		3,355,000	3,795,344

TOTAL SAUDI ARABIA			4,289,219

Singapore - 0.2%
Indika Energy Capital III Pte. Ltd. 5.875% 11/9/24 (c)		500,000	468,906
Medco Bell Pte Ltd. 6.375% 1/30/27 (c)		835,000	732,713

TOTAL SINGAPORE			1,201,619

South Africa - 0.6%
Eskom Holdings SOC Ltd.:
5.75% 1/26/21 (Reg. S)		1,600,000	1,568,500
6.75% 8/6/23 (c)		2,050,000	1,938,531

TOTAL SOUTH AFRICA			3,507,031

Thailand - 0.1%
PTT Treasury Center Co. Ltd. 3.7% 7/16/70 (c)		350,000	331,953
United Arab Emirates - 0.2%
Abu Dhabi National Energy Co. PJSC 4% 10/3/49 (c)		315,000	365,892
DP World Ltd.:
2.375% 9/25/26 (Reg. S)	EUR	305,000	356,550
4.7% 9/30/49 (c)		450,000	457,172

TOTAL UNITED ARAB EMIRATES			1,179,614

United Kingdom - 0.4%
Antofagasta PLC 2.375% 10/14/30 (c)		200,000	197,313
Biz Finance PLC 9.625% 4/27/22 (c)		1,500,000	1,534,219
Tullow Oil PLC 7% 3/1/25 (c)		840,000	433,388

TOTAL UNITED KINGDOM			2,164,920

United States of America - 0.2%
Citgo Holding, Inc. 9.25% 8/1/24 (c)		750,000	630,000
Kosmos Energy Ltd. 7.125% 4/4/26 (c)		775,000	665,531

TOTAL UNITED STATES OF AMERICA			1,295,531

Venezuela - 0.1%
Petroleos de Venezuela SA:
6% 5/16/24 (c)(i)		5,700,000	159,600
6% 11/15/26 (Reg. S) (i)		6,800,000	193,800

TOTAL VENEZUELA			353,400

TOTAL NONCONVERTIBLE BONDS
(Cost $57,946,111)			56,367,590

Government Obligations - 13.1%
Angola - 0.2%
Angola Republic:
8.25% 5/9/28 (c)		625,000	489,844
9.5% 11/12/25 (c)		730,000	623,238

TOTAL ANGOLA			1,113,082

Argentina - 0.6%
Argentine Republic:
0.125% 7/9/30 (j)		3,025,365	1,096,695
0.125% 7/9/35 (j)		4,317,734	1,414,058
0.125% 1/9/38 (j)		1,261,834	467,667
1% 7/9/29		498,666	204,453

TOTAL ARGENTINA			3,182,873

Barbados - 0.1%
Barbados Government 6.5% 10/1/29 (c)		855,000	813,586
Benin - 0.1%
Republic of Benin 5.75% 3/26/26 (c)	EUR	750,000	834,454
Brazil - 0.2%
Brazilian Federative Republic:
3.875% 6/12/30		350,000	354,375
4.75% 1/14/50		600,000	588,750

TOTAL BRAZIL			943,125

Cameroon - 0.4%
Cameroon Republic 9.5% 11/19/25 (c)		2,425,000	2,532,609
Colombia - 0.6%
Colombian Republic:
3% 1/30/30		640,000	653,400
3.125% 4/15/31		300,000	307,800
3.875% 4/25/27		350,000	377,475
5% 6/15/45		805,000	934,303
7.375% 9/18/37		650,000	913,859

TOTAL COLOMBIA			3,186,837

Costa Rica - 0.1%
Costa Rican Republic 5.625% 4/30/43 (c)		450,000	324,563
Dominican Republic - 0.2%
Dominican Republic:
5.875% 1/30/60 (c)		680,000	652,588
6.5% 2/15/48 (Reg. S)		200,000	205,813
6.85% 1/27/45 (c)		350,000	375,594

TOTAL DOMINICAN REPUBLIC			1,233,995

Ecuador - 0.3%
Ecuador Republic:
0% 7/31/30 (c)		157,171	70,776
0.5% 7/31/30 (c)(j)		890,630	587,816
0.5% 7/31/35 (c)(j)		1,290,256	709,641
0.5% 7/31/40 (c)(j)		543,050	268,979

TOTAL ECUADOR			1,637,212

Egypt - 0.6%
Arab Republic of Egypt:
, yield at date of purchase 13.4499% to 13.6304% 11/3/20 to 2/16/21	EGP	12,250,000	763,586
5.875% 6/11/25 (c)		400,000	410,375
6.375% 4/11/31 (Reg. S)	EUR	335,000	372,966
7.5% 1/31/27 (c)		150,000	158,672
7.903% 2/21/48 (c)		725,000	687,617
8.5% 1/31/47 (c)		1,160,000	1,151,300

TOTAL EGYPT			3,544,516

El Salvador - 0.2%
El Salvador Republic:
7.1246% 1/20/50 (c)		770,000	580,628
7.625% 2/1/41 (c)		725,000	559,383
7.75% 1/24/23 (c)		230,000	209,300

TOTAL EL SALVADOR			1,349,311

Gabon - 0.3%
Gabonese Republic 6.375% 12/12/24 (c)		1,796,722	1,709,132
Ghana - 0.4%
Ghana Republic:
7.875% 8/7/23 (c)		225,000	238,078
8.125% 1/18/26 (c)		1,745,000	1,752,089
10.75% 10/14/30 (c)		400,000	489,250

TOTAL GHANA			2,479,417

Guatemala - 0.1%
Guatemalan Republic 6.125% 6/1/50 (c)		350,000	431,922
Honduras - 0.1%
Republic of Honduras:
5.625% 6/24/30 (c)		300,000	331,031
6.25% 1/19/27		200,000	223,625

TOTAL HONDURAS			554,656

Indonesia - 0.9%
Indonesian Republic:
3.4% 9/18/29		270,000	295,481
3.5% 1/11/28		415,000	453,128
3.5% 2/14/50		680,000	715,700
3.85% 10/15/30		655,000	746,700
4.1% 4/24/28		300,000	339,938
4.2% 10/15/50		900,000	1,039,500
4.45% 4/15/70		455,000	537,184
6.625% 2/17/37 (c)		300,000	418,688
8.5% 10/12/35 (c)		500,000	799,688

TOTAL INDONESIA			5,346,007

Israel - 0.2%
Israeli State:
2.75% 7/3/30		300,000	327,900
4.5% 4/3/20		590,000	769,655

TOTAL ISRAEL			1,097,555

Ivory Coast - 0.4%
Ivory Coast:
5.875% 10/17/31 (c)	EUR	1,385,000	1,578,259
6.375% 3/3/28 (c)		705,000	738,708

TOTAL IVORY COAST			2,316,967

Jamaica - 0.1%
Jamaican Government 8% 3/15/39		400,000	530,625
Jordan - 0.1%
Jordanian Kingdom:
4.95% 7/7/25 (c)		200,000	203,000
7.375% 10/10/47 (c)		425,000	438,148

TOTAL JORDAN			641,148

Kenya - 0.1%
Republic of Kenya 6.875% 6/24/24 (c)		830,000	876,169
Lebanon - 0.2%
Lebanese Republic:
5.8% 12/31/49 (i)		1,165,000	186,764
6.375% 12/31/49 (i)		7,090,000	1,136,616

TOTAL LEBANON			1,323,380

Mexico - 0.4%
United Mexican States:
3.25% 4/16/30		400,000	414,000
3.75% 1/11/28		350,000	378,875
4.35% 1/15/47		850,000	894,359
4.75% 3/8/44		450,000	497,813

TOTAL MEXICO			2,185,047

Mongolia - 0.1%
Mongolia Government:
5.125% 12/5/22 (c)		300,000	307,594
5.125% 4/7/26 (c)		200,000	206,750

TOTAL MONGOLIA			514,344

Morocco - 0.0%
Moroccan Kingdom 1.375% 3/30/26 (c)	EUR	175,000	201,967
Nigeria - 0.7%
Republic of Nigeria:
5.625% 6/27/22		380,000	385,463
6.375% 7/12/23 (c)		800,000	830,500
6.5% 11/28/27 (c)		1,105,000	1,069,088
6.75% 1/28/21 (c)		300,000	301,875
7.143% 2/23/30 (c)		850,000	821,047
7.625% 11/21/25 (c)		630,000	661,303

TOTAL NIGERIA			4,069,276

Oman - 0.2%
Sultanate of Oman 6.5% 3/8/47 (c)		1,120,000	905,800
Pakistan - 0.1%
Islamic Republic of Pakistan 6.875% 12/5/27 (c)		440,000	427,488
Panama - 0.1%
Panamanian Republic:
2.252% 9/29/32		200,000	203,400
3.16% 1/23/30		360,000	392,513
3.87% 7/23/60		200,000	225,063

TOTAL PANAMA			820,976

Paraguay - 0.4%
Republic of Paraguay:
4.625% 1/25/23 (c)		500,000	529,688
4.7% 3/27/27 (c)		400,000	451,875
4.95% 4/28/31 (c)		590,000	688,124
5.4% 3/30/50 (c)		380,000	460,869

TOTAL PARAGUAY			2,130,556

Philippines - 0.1%
Philippine Republic 2.457% 5/5/30		350,000	374,063
Qatar - 0.7%
State of Qatar:
3.75% 4/16/30 (c)		625,000	726,172
4.4% 4/16/50 (c)		1,730,000	2,197,100
4.625% 6/2/46 (c)		300,000	392,531
4.817% 3/14/49 (c)		655,000	873,811

TOTAL QATAR			4,189,614

Romania - 0.2%
Romanian Republic:
3% 2/14/31 (c)		155,000	160,183
3.624% 5/26/30 (c)	EUR	350,000	467,243
4.625% 4/3/49	EUR	310,000	447,015

TOTAL ROMANIA			1,074,441

Russia - 0.6%
Ministry of Finance of the Russian Federation:
4.25% 6/23/27(Reg. S)		400,000	450,125
4.375% 3/21/29(Reg. S)		400,000	458,125
5.1% 3/28/35 (c)		600,000	727,875
5.1% 3/28/35(Reg. S)		400,000	485,250
5.25% 6/23/47(Reg. S)		800,000	1,050,000
5.625% 4/4/42 (c)		400,000	525,250

TOTAL RUSSIA			3,696,625

Rwanda - 0.7%
Rwanda Republic 6.625% 5/2/23 (c)		3,575,000	3,725,820
Sri Lanka - 0.1%
Democratic Socialist Republic of Sri Lanka 6.2% 5/11/27 (c)		850,000	456,875
Turkey - 0.9%
Turkish Republic:
4.25% 3/13/25		520,000	474,338
4.875% 4/16/43		1,005,000	734,906
5.25% 3/13/30		1,040,000	907,400
5.75% 5/11/47		3,190,000	2,480,225
6.375% 10/14/25		290,000	282,750

TOTAL TURKEY			4,879,619

Ukraine - 0.5%
Ukraine Government:
0% 5/31/40 (c)(g)(i)		575,000	496,477
6.75% 6/20/26 (c)	EUR	360,000	411,282
7.75% 9/1/22 (c)		200,000	209,300
7.75% 9/1/23 (c)		850,000	882,725
7.75% 9/1/24 (c)		830,000	857,234

TOTAL UKRAINE			2,857,018

United Arab Emirates - 0.1%
Emirate of Abu Dhabi:
1.7% 3/2/31 (c)		350,000	343,875
3.125% 4/16/30 (c)		300,000	333,750

TOTAL UNITED ARAB EMIRATES			677,625

United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.1% to 0.11% 12/10/20 to 12/24/20 (k)		330,000	329,959
Uruguay - 0.4%
Uruguay Republic:
4.375% 1/23/31		350,000	422,734
5.1% 6/18/50		1,205,000	1,607,169

TOTAL URUGUAY			2,029,903

Uzbekistan - 0.1%
Republic of Uzbekistan 4.75% 2/20/24 (c)		300,000	314,156
Venezuela - 0.1%
Venezuelan Republic 9.25% 9/15/27 (i)		6,200,000	542,500
TOTAL GOVERNMENT OBLIGATIONS
(Cost $78,571,642)			74,406,813

Preferred Securities - 0.1%
Georgia - 0.1%
Georgia Bank Joint Stock Co. 11.125% (Reg. S) (Cost $760,155)(g)(l)		700,000	731,403
		Shares	Value

Money Market Funds - 3.2%
Fidelity Cash Central Fund 0.10% (m)		17,291,630	17,295,088
Fidelity Securities Lending Cash Central Fund 0.11% (m)(n)		879,912	880,000
TOTAL MONEY MARKET FUNDS
(Cost $18,174,791)			18,175,088
TOTAL INVESTMENT IN SECURITIES - 99.8%
(Cost $474,467,812)			566,405,439
NET OTHER ASSETS (LIABILITIES) - 0.2%			1,238,960
NET ASSETS - 100%			$567,644,399

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	37	Dec. 2020	$2,038,515	$45,887	$45,887

The notional amount of futures purchased as a percentage of Net Assets is 0.4%

Currency Abbreviations

EGP – Egyptian pound

EUR – European Monetary Unit

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $96,238,803 or 17.0% of net assets.

 (d) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,492,349 or 0.4% of net assets.

 (e) Level 3 security

 (f) Amount is stated in United States dollars unless otherwise noted.

 (g) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (h) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (i) Non-income producing - Security is in default.

 (j) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

 (k) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $269,967.

 (l) Security is perpetual in nature with no stated maturity date.

 (m) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (n) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Ant International Co. Ltd. Class C	5/16/18	$1,618,120
Antengene Corp. Series C1	7/11/20	$147,373

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$183,236
Fidelity Securities Lending Cash Central Fund	8,222
Total	$191,458

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$58,303,956	$16,105,312	$42,198,644	$--
Consumer Discretionary	91,362,228	78,511,741	12,850,487	--
Consumer Staples	23,859,586	19,458,950	4,400,636	--
Energy	17,426,175	7,095,294	10,330,881	--
Financials	73,530,316	29,112,535	42,072,805	2,344,976
Health Care	16,144,146	9,531,964	6,464,809	147,373
Industrials	13,280,620	8,444,113	4,836,507	--
Information Technology	75,653,414	13,152,104	62,501,310	--
Materials	28,950,019	13,964,814	14,985,205	--
Real Estate	9,582,077	6,311,515	3,270,562	--
Utilities	8,632,008	4,883,634	3,748,374	--
Corporate Bonds	56,367,590	--	56,367,590	--
Government Obligations	74,406,813	--	74,406,813	--
Preferred Securities	731,403	--	731,403	--
Money Market Funds	18,175,088	18,175,088	--	--
Total Investments in Securities:	$566,405,439	$224,747,064	$339,166,026	$2,492,349
Derivative Instruments:
Assets
Futures Contracts	$45,887	$45,887	$--	$--
Total Assets	$45,887	$45,887	$--	$--
Total Derivative Instruments:	$45,887	$45,887	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$45,887	$0
Total Equity Risk	45,887	0
Total Value of Derivatives	$45,887	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Fidelity® Total Emerging Markets Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2020
Assets
Investment in securities, at value (including securities loaned of $845,600) — See accompanying schedule: Unaffiliated issuers (cost $456,293,021)	$548,230,351
Fidelity Central Funds (cost $18,174,791)	18,175,088
Total Investment in Securities (cost $474,467,812)		$566,405,439
Foreign currency held at value (cost $977,860)		974,625
Receivable for investments sold		1,684,054
Receivable for fund shares sold		453,057
Dividends receivable		536,266
Interest receivable		1,756,027
Distributions receivable from Fidelity Central Funds		1,522
Prepaid expenses		979
Other receivables		137,930
Total assets		571,949,899
Liabilities
Payable to custodian bank	$69,112
Payable for investments purchased	2,043,858
Payable for fund shares redeemed	628,780
Accrued management fee	374,141
Distribution and service plan fees payable	35,900
Payable for daily variation margin on futures contracts	25,530
Other affiliated payables	108,807
Other payables and accrued expenses	139,372
Collateral on securities loaned	880,000
Total liabilities		4,305,500
Net Assets		$567,644,399
Net Assets consist of:
Paid in capital		$531,596,658
Total accumulated earnings (loss)		36,047,741
Net Assets		$567,644,399
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($37,021,602 ÷ 2,731,290 shares)(a)		$13.55
Maximum offering price per share (100/94.25 of $13.55)		$14.38
Class M:
Net Asset Value and redemption price per share ($7,884,629 ÷ 583,017 shares)(a)		$13.52
Maximum offering price per share (100/96.50 of $13.52)		$14.01
Class C:
Net Asset Value and offering price per share ($28,883,770 ÷ 2,154,566 shares)(a)		$13.41
Total Emerging Markets:
Net Asset Value, offering price and redemption price per share ($205,008,883 ÷ 15,086,827 shares)		$13.59
Class I:
Net Asset Value, offering price and redemption price per share ($232,450,376 ÷ 17,127,221 shares)		$13.57
Class Z:
Net Asset Value, offering price and redemption price per share ($56,395,139 ÷ 4,162,641 shares)		$13.55

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2020
Investment Income
Dividends		$9,483,809
Interest		9,374,709
Income from Fidelity Central Funds (including $8,222 from security lending)		191,458
Income before foreign taxes withheld		19,049,976
Less foreign taxes withheld		(1,276,840)
Total income		17,773,136
Expenses
Management fee	$4,867,961
Transfer agent fees	1,117,102
Distribution and service plan fees	450,459
Accounting fees	309,910
Custodian fees and expenses	359,778
Independent trustees' fees and expenses	3,678
Registration fees	105,769
Audit	114,452
Legal	2,989
Interest	815
Miscellaneous	34,833
Total expenses before reductions	7,367,746
Expense reductions	(127,439)
Total expenses after reductions		7,240,307
Net investment income (loss)		10,532,829
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $6,676)	(10,528,259)
Fidelity Central Funds	1,118
Foreign currency transactions	(305,907)
Futures contracts	151,150
Total net realized gain (loss)		(10,681,898)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	28,797,343
Fidelity Central Funds	(344)
Assets and liabilities in foreign currencies	(5,547)
Futures contracts	(32,730)
Total change in net unrealized appreciation (depreciation)		28,758,722
Net gain (loss)		18,076,824
Net increase (decrease) in net assets resulting from operations		$28,609,653

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2020	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$10,532,829	$22,017,399
Net realized gain (loss)	(10,681,898)	(20,239,544)
Change in net unrealized appreciation (depreciation)	28,758,722	79,631,040
Net increase (decrease) in net assets resulting from operations	28,609,653	81,408,895
Distributions to shareholders	(20,131,978)	(14,178,054)
Share transactions - net increase (decrease)	(158,347,267)	36,607,938
Total increase (decrease) in net assets	(149,869,592)	103,838,779
Net Assets
Beginning of period	717,513,991	613,675,212
End of period	$567,644,399	$717,513,991

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Total Emerging Markets Fund Class A

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$12.80	$11.53	$13.56	$11.33	$10.35
Income from Investment Operations
Net investment income (loss)A	.19	.37B	.25	.24	.26
Net realized and unrealized gain (loss)	.89	1.14	(1.94)	2.11	.96
Total from investment operations	1.08	1.51	(1.69)	2.35	1.22
Distributions from net investment income	(.33)	(.24)	(.16)	(.12)	(.24)
Distributions from net realized gain	–	–	(.19)	(.01)	–
Total distributions	(.33)	(.24)	(.34)C	(.13)	(.24)
Redemption fees added to paid in capitalA	–	–	–D	.01	–D
Net asset value, end of period	$13.55	$12.80	$11.53	$13.56	$11.33
Total ReturnE,F	8.54%	13.38%	(12.77)%	21.13%	12.13%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.40%	1.39%	1.40%	1.47%	1.87%
Expenses net of fee waivers, if any	1.39%	1.39%	1.40%	1.47%	1.65%
Expenses net of all reductions	1.37%	1.39%	1.37%	1.46%	1.64%
Net investment income (loss)	1.49%	3.02%B	1.92%	1.97%	2.47%
Supplemental Data
Net assets, end of period (000 omitted)	$37,022	$39,958	$34,617	$42,213	$15,206
Portfolio turnover rateI	58%	75%	94%	59%	57%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend which amounted to $.08 per share. Excluding such non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.37%.

 C Total distributions per share do not sum due to rounding.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Total Emerging Markets Fund Class M

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$12.78	$11.51	$13.55	$11.33	$10.33
Income from Investment Operations
Net investment income (loss)A	.15	.33B	.21	.20	.23
Net realized and unrealized gain (loss)	.88	1.15	(1.93)	2.11	.97
Total from investment operations	1.03	1.48	(1.72)	2.31	1.20
Distributions from net investment income	(.29)	(.21)	(.13)	(.09)	(.20)
Distributions from net realized gain	–	–	(.19)	(.01)	–
Total distributions	(.29)	(.21)	(.32)	(.10)	(.20)
Redemption fees added to paid in capitalA	–	–	–C	.01	–C
Net asset value, end of period	$13.52	$12.78	$11.51	$13.55	$11.33
Total ReturnD,E	8.16%	13.05%	(13.03)%	20.66%	11.92%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.71%	1.72%	1.74%	1.82%	2.22%
Expenses net of fee waivers, if any	1.71%	1.71%	1.74%	1.82%	1.90%
Expenses net of all reductions	1.69%	1.71%	1.71%	1.81%	1.90%
Net investment income (loss)	1.17%	2.69%B	1.58%	1.62%	2.22%
Supplemental Data
Net assets, end of period (000 omitted)	$7,885	$8,841	$8,519	$8,751	$3,019
Portfolio turnover rateH	58%	75%	94%	59%	57%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend which amounted to $.08 per share. Excluding such non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.04%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Total Emerging Markets Fund Class C

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$12.66	$11.40	$13.45	$11.25	$10.25
Income from Investment Operations
Net investment income (loss)A	.09	.28B	.15	.15	.18
Net realized and unrealized gain (loss)	.89	1.13	(1.92)	2.11	.97
Total from investment operations	.98	1.41	(1.77)	2.26	1.15
Distributions from net investment income	(.23)	(.15)	(.09)	(.06)	(.15)
Distributions from net realized gain	–	–	(.19)	(.01)	–
Total distributions	(.23)	(.15)	(.28)	(.07)	(.15)
Redemption fees added to paid in capitalA	–	–	–C	.01	–C
Net asset value, end of period	$13.41	$12.66	$11.40	$13.45	$11.25
Total ReturnD,E	7.83%	12.54%	(13.45)%	20.29%	11.36%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.14%	2.14%	2.14%	2.21%	2.62%
Expenses net of fee waivers, if any	2.14%	2.14%	2.14%	2.21%	2.40%
Expenses net of all reductions	2.12%	2.13%	2.12%	2.20%	2.39%
Net investment income (loss)	.74%	2.27%B	1.18%	1.23%	1.72%
Supplemental Data
Net assets, end of period (000 omitted)	$28,884	$35,545	$37,191	$34,869	$10,710
Portfolio turnover rateH	58%	75%	94%	59%	57%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend which amounted to $.08 per share. Excluding such non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.62%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Total Emerging Markets Fund

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$12.84	$11.56	$13.58	$11.34	$10.38
Income from Investment Operations
Net investment income (loss)A	.22	.40B	.29	.27	.28
Net realized and unrealized gain (loss)	.90	1.16	(1.95)	2.10	.97
Total from investment operations	1.12	1.56	(1.66)	2.37	1.25
Distributions from net investment income	(.37)	(.28)	(.17)	(.14)	(.29)
Distributions from net realized gain	–	–	(.19)	(.01)	–
Total distributions	(.37)	(.28)	(.36)	(.14)C	(.29)
Redemption fees added to paid in capitalA	–	–	–D	.01	–D
Net asset value, end of period	$13.59	$12.84	$11.56	$13.58	$11.34
Total ReturnE	8.79%	13.80%	(12.56)%	21.37%	12.44%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.16%	1.14%	1.13%	1.26%	1.62%
Expenses net of fee waivers, if any	1.15%	1.14%	1.13%	1.26%	1.40%
Expenses net of all reductions	1.14%	1.14%	1.11%	1.24%	1.39%
Net investment income (loss)	1.73%	3.27%B	2.19%	2.18%	2.72%
Supplemental Data
Net assets, end of period (000 omitted)	$205,009	$199,708	$190,025	$272,002	$104,332
Portfolio turnover rateH	58%	75%	94%	59%	57%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend which amounted to $.08 per share. Excluding such non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.62%.

 C Total distributions per share do not sum due to rounding.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Total Emerging Markets Fund Class I

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$12.82	$11.55	$13.58	$11.33	$10.37
Income from Investment Operations
Net investment income (loss)A	.22	.41B	.29	.28	.29
Net realized and unrealized gain (loss)	.90	1.14	(1.95)	2.11	.96
Total from investment operations	1.12	1.55	(1.66)	2.39	1.25
Distributions from net investment income	(.37)	(.28)	(.19)	(.14)	(.29)
Distributions from net realized gain	–	–	(.19)	(.01)	–
Total distributions	(.37)	(.28)	(.37)C	(.15)	(.29)
Redemption fees added to paid in capitalA	–	–	–D	.01	–D
Net asset value, end of period	$13.57	$12.82	$11.55	$13.58	$11.33
Total ReturnE	8.85%	13.77%	(12.56)%	21.51%	12.48%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.11%	1.11%	1.12%	1.19%	1.54%
Expenses net of fee waivers, if any	1.10%	1.10%	1.12%	1.19%	1.40%
Expenses net of all reductions	1.09%	1.10%	1.10%	1.17%	1.39%
Net investment income (loss)	1.78%	3.30%B	2.20%	2.25%	2.72%
Supplemental Data
Net assets, end of period (000 omitted)	$232,450	$372,286	$341,720	$371,617	$21,099
Portfolio turnover rateH	58%	75%	94%	59%	57%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend which amounted to $.08 per share. Excluding such non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.65%.

 C Total distributions per share do not sum due to rounding.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Total Emerging Markets Fund Class Z

Years ended October 31,	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$12.80	$11.55	$12.17
Income from Investment Operations
Net investment income (loss)B	.24	.43C	.01
Net realized and unrealized gain (loss)	.90	1.13	(.63)
Total from investment operations	1.14	1.56	(.62)
Distributions from net investment income	(.39)	(.31)	–
Distributions from net realized gain	–	–	–
Total distributions	(.39)	(.31)	–
Redemption fees added to paid in capitalB	–	–	–
Net asset value, end of period	$13.55	$12.80	$11.55
Total ReturnD,E	9.03%	13.85%	(5.09)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.98%	.98%	1.07%H
Expenses net of fee waivers, if any	.98%	.97%	1.04%H
Expenses net of all reductions	.96%	.97%	1.02%H
Net investment income (loss)	1.91%	3.43%C	1.51%H
Supplemental Data
Net assets, end of period (000 omitted)	$56,395	$61,175	$1,603
Portfolio turnover rateI	58%	75%	94%

 A For the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend which amounted to $.08 per share. Excluding such non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.79%.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2020

1. Organization.

Fidelity Total Emerging Markets Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Total Emerging Markets, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$138,936,727
Gross unrealized depreciation	(51,606,511)
Net unrealized appreciation (depreciation)	$87,330,216
Tax Cost	$479,075,223

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$6,293,871
Capital loss carryforward	$(57,554,177)
Net unrealized appreciation (depreciation) on securities and other investments	$87,308,047

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(47,423,169)
Long-term	(10,131,007)
Total capital loss carryforward	(57,554,177)

The tax character of distributions paid was as follows:

	October 31, 2020	October 31, 2019
Ordinary Income	$20,131,978	$ 14,178,054

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Total Emerging Markets Fund	339,688,067	475,315,443

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .78% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$90,964	$2,415
Class M	.25%	.25%	40,414	122
Class C	.75%	.25%	319,081	25,846
			$450,459	$28,383

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$18,183
Class M	1,721
Class C(a)	2,529
$22,433

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for and Class Z from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$76,604.21
Class M	22,104.27
Class C	64,992.20
Total Emerging Markets	430,990.22
Class I	495,806.17
Class Z	26,606.04
	$1,117,102

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Total Emerging Markets Fund	.05

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Total Emerging Markets Fund	$2,703

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Total Emerging Markets Fund	Borrower	$16,514,667.30%		$815

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Total Emerging Markets Fund	$1,504

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Total Emerging Markets Fund	$879	$–	$–

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $113,217 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $2,978.

In addition, during the period the investment adviser or an affiliate reimbursed the Fund $11,244 for an operational error which is included in the accompanying Statement of Operations.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2020	Year ended October 31, 2019
Distributions to shareholders
Class A	$968,671	$714,243
Class M	200,302	150,122
Class C	654,398	488,821
Total Emerging Markets	5,659,796	4,522,488
Class I	10,669,748	8,203,674
Class Z	1,979,063	98,706
Total	$20,131,978	$14,178,054

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2020	Year ended October 31, 2019	Year ended October 31, 2020	Year ended October 31, 2019
Class A
Shares sold	621,407	870,630	$7,737,045	$10,684,591
Reinvestment of distributions	73,696	62,554	964,680	711,236
Shares redeemed	(1,084,978)	(814,970)	(13,266,526)	(9,912,774)
Net increase (decrease)	(389,875)	118,214	$(4,564,801)	$1,483,053
Class M
Shares sold	63,854	115,630	$805,331	$1,417,602
Reinvestment of distributions	15,285	13,182	200,228	150,011
Shares redeemed	(188,136)	(177,172)	(2,283,247)	(2,146,741)
Net increase (decrease)	(108,997)	(48,360)	$(1,277,688)	$(579,128)
Class C
Shares sold	199,246	408,329	$2,511,029	$4,955,307
Reinvestment of distributions	50,031	43,111	651,898	488,019
Shares redeemed	(901,456)	(907,103)	(10,916,602)	(11,027,167)
Net increase (decrease)	(652,179)	(455,663)	$(7,753,675)	$(5,583,841)
Total Emerging Markets
Shares sold	6,499,346	5,906,657	$77,633,536	$73,141,302
Reinvestment of distributions	403,626	380,480	5,287,504	4,329,863
Shares redeemed	(7,375,256)	(7,159,495)	(88,118,251)	(87,489,558)
Net increase (decrease)	(472,284)	(872,358)	$(5,197,211)	$(10,018,393)
Class I
Shares sold	5,537,778	14,032,906	$68,620,259	$171,476,090
Reinvestment of distributions	800,008	691,717	10,456,099	7,857,900
Shares redeemed	(18,251,819)	(15,271,905)	(213,415,616)	(184,876,207)
Net increase (decrease)	(11,914,033)	(547,282)	$(134,339,258)	$(5,542,217)
Class Z
Shares sold	2,587,196	5,339,852	$32,277,104	$65,470,267
Reinvestment of distributions	92,127	7,811	1,201,333	88,498
Shares redeemed	(3,296,206)	(706,986)	(38,693,071)	(8,710,301)
Net increase (decrease)	(616,883)	4,640,677	$(5,214,634)	$56,848,464

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Emerging Markets Discovery Fund and Fidelity Total Emerging Markets Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fidelity Emerging Markets Discovery Fund and Fidelity Total Emerging Markets Fund (two of the funds constituting Fidelity Investment Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2020, the related statements of operations for the year ended October 31, 2020, the statements of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 305 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Co-Lead Independent Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Co-Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Lloyd James Austin, III (1953)

Year of Election or Appointment: 2020

Member of the Advisory Board

General Austin also serves as a Member of the Advisory Board of other Fidelity® funds. Prior to his retirement, General Austin (United States Army, Retired) held a variety of positions within the U.S. Government, including Commander, U.S. Central Command (2013-2016), Vice Chief of Staff, U.S. Army (2012-2013) and Commanding General, U.S. Forces – Iraq, Operation New Dawn (2010-2012). General Austin currently serves as a Partner of Pine Island Capital Partners (private equity, 2020-present) and as President of the Austin Strategy Group LLC (consulting, 2016-present). General Austin serves as a member of the Board of Directors of Nucor Corporation (steel products, 2017-present), as a member of the Board of Directors of Tenet Healthcare Corporation (2018-present) and as a member of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). In addition, General Austin currently serves as a member of the Board of Trustees of the Carnegie Corporation of New York (2017-present) and as a member of the Board of Trustees of Auburn University (2017-present). Previously, General Austin served as a member of the Board of Directors of United Technologies Corporation (aerospace, defense and building, 2016-2020).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2020

Member of the Advisory Board

Mr. Kennedy also serves as a Member of the Advisory Board of other Fidelity® funds. Previously, Mr. Kennedy held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2020 to October 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period-B May 1, 2020 to October 31, 2020
Fidelity Emerging Markets Discovery Fund
Class A	1.51%
Actual		$1,000.00	$1,220.90	$8.43
Hypothetical-C		$1,000.00	$1,017.55	$7.66
Class M	1.80%
Actual		$1,000.00	$1,219.50	$10.04
Hypothetical-C		$1,000.00	$1,016.09	$9.12
Class C	2.27%
Actual		$1,000.00	$1,216.30	$12.65
Hypothetical-C		$1,000.00	$1,013.72	$11.49
Emerging Markets Discovery	1.20%
Actual		$1,000.00	$1,223.40	$6.71
Hypothetical-C		$1,000.00	$1,019.10	$6.09
Class I	1.19%
Actual		$1,000.00	$1,223.70	$6.65
Hypothetical-C		$1,000.00	$1,019.15	$6.04
Class Z	1.05%
Actual		$1,000.00	$1,224.10	$5.87
Hypothetical-C		$1,000.00	$1,019.86	$5.33
Fidelity Total Emerging Markets Fund
Class A	1.39%
Actual		$1,000.00	$1,264.90	$7.91
Hypothetical-C		$1,000.00	$1,018.15	$7.05
Class M	1.70%
Actual		$1,000.00	$1,230.20	$9.53
Hypothetical-C		$1,000.00	$1,016.59	$8.62
Class C	2.13%
Actual		$1,000.00	$1,229.10	$11.93
Hypothetical-C		$1,000.00	$1,014.43	$10.79
Total Emerging Markets	1.15%
Actual		$1,000.00	$1,234.30	$6.46
Hypothetical-C		$1,000.00	$1,019.36	$5.84
Class I	1.09%
Actual		$1,000.00	$1,234.80	$6.12
Hypothetical-C		$1,000.00	$1,019.66	$5.53
Class Z	.97%
Actual		$1,000.00	$1,235.20	$5.45
Hypothetical-C		$1,000.00	$1,020.26	$4.93

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code:

	Class A	Class M	Class C	Retail Class	Class I	Class Z
Fidelity Emerging Markets Discovery Fund
December 13, 2019	100%	100%	-	100%	100%	100%
Fidelity Total Emerging Markets Fund
December 13, 2019	46%	52%	63%	42%	42%	40%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Emerging Markets Discovery Fund
Class A	12/16/19	$0.1404	$0.0334
Class M	12/16/19	$0.1024	$0.0334
Class C	12/16/19	$0.0000	$0.0000
Emerging Markets Discovery	12/16/19	$0.1854	$0.0334
Class I	12/16/19	$0.1864	$0.0334
Class Z	12/16/19	$0.2094	$0.0334
Fidelity Total Emerging Markets Fund
Class A	12/16/19	$0.3561	$0.0241
Class M	12/16/19	$0.3171	$0.0241
Class C	12/16/19	$0.2581	$0.0241
Total Emerging Markets	12/16/19	$0.3891	$0.0241
Class I	12/16/19	$0.3951	$0.0241
Class Z	12/16/19	$0.4141	$0.0241

The funds will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	91,643,443,973.030	98.167
Withheld	1,711,119,384.419	1.833
TOTAL	93,354,563,357.449	100.000
Donald F. Donahue
Affirmative	91,659,003,496.045	98.184
Withheld	1,695,559,852.789	1.816
TOTAL	93,354,563,357.449	100.000
Bettina Doulton
Affirmative	91,774,146,516.145	98.307
Withheld	1,580,416,862.377	1.693
TOTAL	93,354,563,357.449	100.000
Vicki L. Fuller
Affirmative	91,845,419,368.993	98.383
Withheld	1,509,143,998.591	1.617
TOTAL	93,354,563,357.449	100.00
Patricia L. Kampling
Affirmative	91,723,732,274.457	98.253
Withheld	1,630,831,098.411	1.747
TOTAL	93,354,563,357.449	100.000
Alan J. Lacy
Affirmative	91,490,319,407.772	98.003
Withheld	1,864,243,948.299	1.997
TOTAL	93,354,563,357.449	100.000
Ned C. Lautenbach
Affirmative	91,285,367,239.075	97.784
Withheld	2,069,196,119.052	2.216
TOTAL	93,354,563,357.449	100.000
Robert A. Lawrence
Affirmative	91,556,271,429.466	98.074
Withheld	1,798,291,912.707	1.926
TOTAL	93,354,563,357.449	100.000
Joseph Mauriello
Affirmative	91,497,480,147.082	98.011
Withheld	1,857,083,211.045	1.989
TOTAL	93,354,563,357.449	100.000
Cornelia M. Small
Affirmative	91,606,808,161.438	98.128
Withheld	1,747,755,220.497	1.872
TOTAL	93,354,563,357.449	100.000
Garnett A. Smith
Affirmative	91,505,784,053.038	98.020
Withheld	1,848,779,305.090	1.980
TOTAL	93,354,563,357.449	100.000
David M. Thomas
Affirmative	91,536,969,704.881	98.053
Withheld	1,817,593,630.919	1.947
TOTAL	93,354,563,357.449	100.000
Susan Tomasky
Affirmative	91,697,125,678.165	98.225
Withheld	1,657,437,703.277	1.775
TOTAL	93,354,563,357.449	100.000
Michael E. Wiley
Affirmative	91,506,805,575.815	98.021
Withheld	1,847,757,759.985	1.979
TOTAL	93,354,563,357.449	100.000

PROPOSAL 2

For Fidelity Emerging Markets Discovery Fund, to convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	94,656,308.119	62.760
Against	20,895,199.421	13.854
Abstain	8,884,365.050	5.891
Broker Non-Vote	26,386,512.873	17.495
TOTAL	150,822,385.463	100.000

For Fidelity Total Emerging Markets Fund, to convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	141,096,887.525	35.053
Against	61,496,144.359	15.278
Abstain	19,669,815.375	4.887
Broker Non-Vote	180,256,282.740	44.782
TOTAL	402,519,129.999	100.000
Proposal 1 reflects trust wide proposal and voting results.
Proposal 2 was not approved by shareholders.

EMD-TEK-ANN-1220
1.931237.108

Fidelity® Global Equity Income Fund

Annual Report

October 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2020	Past 1 year	Past 5 years	Life of fundA
Fidelity® Global Equity Income Fund	4.44%	7.43%	8.72%

 A From May 2, 2012

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Global Equity Income Fund on May 2, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) Index performed over the same period.

Period Ending Values
$20,352	Fidelity® Global Equity Income Fund
$20,576	MSCI ACWI (All Country World Index) Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) Index gained 5.29% for the year ending October 31, 2020, a volatile period for global equities, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a historic rebound. Declared a pandemic in March, the COVID-19 crisis caused broad contraction in economic activity, along with elevated uncertainty and dislocation in financial markets. A historically rapid and expansive monetary/fiscal-policy response partially offset the economic disruption and fueled a sharp uptrend from March 24 into September. Other supporting factors included resilient corporate earnings and near-term potential for a COVID-19 vaccine breakthrough. Currency fluctuation generally supported global equities for the year. Late in the period, markets digested the inability of the U.S. Congress to reach a deal on additional fiscal stimulus, U.S. election uncertainty and a second wave of COVID-19 cases. By region for the full period, the U.S. (+12%), which represented 57% of the index, on average, led the way, followed by emerging markets (+9%). In contrast, the following regions lagged: U.K. (-22%), Asia-Pacific ex Japan (-8%), Canada (-5%) and Europe ex U.K. (-4%). Among sectors, information technology (+33%), consumer discretionary (+24%) and communication services (+16%) stood out. Conversely, energy (-42%), financials (-18%) and real estate (-15%) trailed the index.

Comments from Portfolio Manager Ramona Persaud:  For the fiscal year ending October 31, 2020, the fund gained 4.44%, underperforming the 5.29% result of the benchmark MSCI All Country World Index (Net MA). From a regional standpoint, stock picks in the U.S. and an overweighting in the U.K. hindered the fund's relative result. By sector, the primary detractor from performance versus the benchmark were stock picks and underweighting in consumer discretionary. Stock picking and an underweighting in the communication services sector, especially within the media & entertainment industry, also hampered performance. Also detracting from performance was an overweighting in energy. Not owning Amazon.com, a benchmark component that gained 71%, was the largest individual relative detractor. Another notable relative detractor was an outsized stake in Wells Fargo (-57%). Another notable relative detractor was our outsized stake in Compass Group (-42%), a position we established this period. Conversely, stock picks in the U.K. and Europe ex U.K. contributed most to the fund's relative result. By sector, the primary contributor to performance versus the benchmark was our stock picks in consumer staples. Strong picks in the industrials sector, especially within the transportation industry, also boosted the fund's relative result. Also bolstering the fund's relative performance was security selection in energy. The biggest individual relative contributor was an overweight position in Apple (+77%). Apple was among our biggest holdings. Also bolstering performance was our overweighting in Microsoft, which gained roughly 44%. Microsoft was among the fund's largest holdings. Another top relative contributor was an out-of-benchmark stake in B&M European Value Retail (+39%). This was among the biggest holdings at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2020
United States of America*	53.8%
United Kingdom	7.0%
Japan	6.5%
Switzerland	4.7%
Canada	2.9%
France	2.9%
India	2.6%
Taiwan	2.3%
Germany	2.2%
Other	15.1%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2020

% of fund's net assets
Stocks	98.6
Short-Term Investments and Net Other Assets (Liabilities)	1.4

Top Ten Stocks as of October 31, 2020

% of fund's net assets
Apple, Inc. (United States of America, Technology Hardware, Storage & Peripherals)	5.8
Microsoft Corp. (United States of America, Software)	4.8
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	1.9
Hoya Corp. (Japan, Health Care Equipment & Supplies)	1.8
B&M European Value Retail SA (Luxembourg, Multiline Retail)	1.7
Lowe's Companies, Inc. (United States of America, Specialty Retail)	1.7
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.7
American Tower Corp. (United States of America, Equity Real Estate Investment Trusts (REITs))	1.5
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	1.5
Amgen, Inc. (United States of America, Biotechnology)	1.5
23.9

Top Market Sectors as of October 31, 2020

% of fund's net assets
Information Technology	23.2
Health Care	15.6
Consumer Staples	11.7
Financials	11.0
Industrials	10.2
Consumer Discretionary	10.1
Communication Services	6.1
Energy	3.5
Utilities	3.0
Materials	2.5

Schedule of Investments October 31, 2020

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value
Australia - 0.6%
Ansell Ltd.	13,280	$375,520
Bailiwick of Guernsey - 0.2%
Amdocs Ltd.	2,680	151,098
Bailiwick of Jersey - 0.4%
Clarivate Analytics PLC (a)	8,700	241,425
Belgium - 0.3%
KBC Groep NV	3,998	197,100
Bermuda - 0.6%
Hiscox Ltd. (a)	9,479	101,237
IHS Markit Ltd.	4,057	328,090

TOTAL BERMUDA		429,327

Brazil - 0.3%
Equatorial Energia SA	40,480	140,602
Suzano Papel e Celulose SA (a)	9,500	82,865

TOTAL BRAZIL		223,467

Canada - 2.9%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	14,111	434,568
Constellation Software, Inc.	698	732,730
Imperial Oil Ltd.	16,944	225,360
Open Text Corp.	9,000	330,669
Suncor Energy, Inc.	11,200	126,350
Waste Connection, Inc. (Canada)	1,133	112,305

TOTAL CANADA		1,961,982

Cayman Islands - 1.3%
HKBN Ltd.	96,000	165,438
SITC International Holdings Co. Ltd.	447,994	691,133

TOTAL CAYMAN ISLANDS		856,571

China - 0.7%
Kweichow Moutai Co. Ltd. (A Shares)	1,515	378,943
Qingdao Port International Co. Ltd. (H Shares) (b)	159,000	90,242

TOTAL CHINA		469,185

Denmark - 0.7%
A.P. Moller - Maersk A/S Series B	100	160,263
DSV Panalpina A/S	1,700	275,266

TOTAL DENMARK		435,529

France - 2.9%
Capgemini SA	2,502	288,889
Elior SA (b)	26,483	99,809
LVMH Moet Hennessy Louis Vuitton SE	866	405,935
Sanofi SA	5,906	533,273
SR Teleperformance SA	1,078	323,540
VINCI SA	3,701	292,324

TOTAL FRANCE		1,943,770

Germany - 2.2%
Deutsche Post AG	9,100	403,160
Hannover Reuck SE	1,030	149,589
Linde PLC	1,638	359,029
SAP SE	2,816	300,424
Siemens AG	2,100	246,289

TOTAL GERMANY		1,458,491

Hong Kong - 0.8%
AIA Group Ltd.	53,820	512,214
India - 2.6%
HDFC Asset Management Co. Ltd. (b)	3,200	96,532
HDFC Bank Ltd. sponsored ADR (a)	3,078	176,800
Petronet LNG Ltd.	81,600	252,684
Redington India Ltd.	113,600	197,754
Reliance Industries Ltd.	1,828	28,959
Reliance Industries Ltd.	27,428	755,922
Tech Mahindra Ltd.	17,300	189,360

TOTAL INDIA		1,698,011

Ireland - 1.6%
Accenture PLC Class A	3,160	685,436
Linde PLC	1,600	352,544

TOTAL IRELAND		1,037,980

Italy - 1.0%
Recordati SpA	6,200	321,255
Reply SpA	3,300	354,741

TOTAL ITALY		675,996

Japan - 6.5%
Arata Corp.	2,700	131,213
Astellas Pharma, Inc.	18,600	255,061
Aucnet, Inc.	6,140	81,627
Daiichikosho Co. Ltd.	11,037	377,653
Daiwa Industries Ltd.	15,000	134,689
Hoya Corp.	10,901	1,230,253
Inaba Denki Sangyo Co. Ltd.	12,506	301,063
Jm Holdings Co. Ltd.	16,453	374,244
Kenedix, Inc.	21,000	108,824
Minebea Mitsumi, Inc.	10,937	197,537
Sony Corp.	10,699	891,938
Tsuruha Holdings, Inc.	1,811	253,585

TOTAL JAPAN		4,337,687

Kenya - 0.5%
Safaricom Ltd.	1,225,183	347,398
Korea (South) - 1.5%
Samsung Electronics Co. Ltd.	19,939	1,000,047
Luxembourg - 1.7%
B&M European Value Retail SA	185,274	1,163,629
Multi-National - 0.4%
HKT Trust/HKT Ltd. unit	194,153	250,940
Netherlands - 1.2%
Koninklijke Philips Electronics NV	4,999	231,538
NXP Semiconductors NV	3,985	538,453

TOTAL NETHERLANDS		769,991

New Zealand - 0.1%
Auckland International Airport Ltd.	16,700	77,252
Poland - 0.4%
CD Projekt RED SA (a)	3,400	288,072
Sweden - 0.8%
Ericsson (B Shares)	34,600	386,292
Indutrade AB (a)	3,146	159,591

TOTAL SWEDEN		545,883

Switzerland - 4.7%
Barry Callebaut AG	53	109,416
Chubb Ltd.	3,403	442,084
Nestle SA (Reg. S)	7,174	806,917
Roche Holding AG (participation certificate)	3,453	1,109,558
Siemens Energy AG (a)	1,050	22,990
Sika AG	2,190	539,051
Swiss Re Ltd.	1,620	116,145

TOTAL SWITZERLAND		3,146,161

Taiwan - 2.3%
Poya International Co. Ltd.	11,000	236,849
Taiwan Semiconductor Manufacturing Co. Ltd.	83,840	1,268,228

TOTAL TAIWAN		1,505,077

United Kingdom - 7.0%
AstraZeneca PLC (United Kingdom)	5,218	523,916
BP PLC	86,182	219,823
Compass Group PLC	43,242	591,886
Cranswick PLC	7,806	325,426
Diageo PLC	7,972	257,638
Hilton Food Group PLC	55,974	841,166
Informa PLC(a)	38,600	209,026
John David Group PLC	24,500	235,255
London Stock Exchange Group PLC	3,862	416,316
Reckitt Benckiser Group PLC	4,430	390,232
RELX PLC (London Stock Exchange)	23,799	470,953
St. James's Place Capital PLC	11,208	130,564
WH Smith PLC	4,900	63,289

TOTAL UNITED KINGDOM		4,675,490

United States of America - 52.4%
AbbVie, Inc.	6,436	547,704
Activision Blizzard, Inc.	3,300	249,909
Ameren Corp.	6,328	513,327
American Tower Corp.	4,457	1,023,550
AMETEK, Inc.	4,197	412,145
Amgen, Inc.	4,595	996,839
Apple, Inc.	35,616	3,877,159
AstraZeneca PLC sponsored ADR	15,382	771,561
Bank of America Corp.	24,727	586,030
Becton, Dickinson & Co.	1,124	259,790
BJ's Wholesale Club Holdings, Inc. (a)	7,100	271,859
BlackRock, Inc. Class A	400	239,684
Bristol-Myers Squibb Co.	15,250	891,363
Capital One Financial Corp.	7,351	537,211
Charter Communications, Inc. Class A (a)	573	345,989
Chevron Corp.	6,024	418,668
Cisco Systems, Inc.	10,400	373,360
Citigroup, Inc.	11,313	468,584
Columbia Sportswear Co.	2,000	149,180
ConocoPhillips Co.	8,197	234,598
Costco Wholesale Corp.	1,200	429,144
Crown Holdings, Inc. (a)	2,100	180,180
Danaher Corp.	2,498	573,391
Dollar Tree, Inc. (a)	2,400	216,768
Dunkin' Brands Group, Inc.	2,300	229,333
Eli Lilly & Co.	5,879	766,974
Equifax, Inc.	1,080	147,528
Estee Lauder Companies, Inc. Class A	1,200	263,592
Fidelity National Information Services, Inc.	2,100	261,639
Fortive Corp.	3,551	218,742
General Dynamics Corp.	1,782	234,030
General Electric Co.	38,533	285,915
JPMorgan Chase & Co.	7,649	749,908
Kroger Co.	12,403	399,501
Lennar Corp. Class A	3,800	266,874
Lowe's Companies, Inc.	7,268	1,149,071
M&T Bank Corp.	2,822	292,303
Marsh & McLennan Companies, Inc.	2,033	210,334
McCormick & Co., Inc. (non-vtg.)	569	102,710
Microsoft Corp.	15,707	3,180,196
MSCI, Inc.	1,151	402,666
NextEra Energy, Inc.	7,872	576,309
Northrop Grumman Corp.	899	260,548
NRG Energy, Inc.	6,803	215,111
PepsiCo, Inc.	4,411	587,942
PG&E Corp. (a)	6,800	65,008
Phillips 66 Co.	1,743	81,328
Qualcomm, Inc.	3,837	473,332
Raymond James Financial, Inc.	2,200	168,168
Roper Technologies, Inc.	939	348,688
Royalty Pharma PLC	1,200	44,040
S&P Global, Inc.	1,406	453,758
Stanley Black & Decker, Inc.	900	149,580
Starbucks Corp.	5,900	513,064
Sysco Corp.	5,300	293,143
T-Mobile U.S., Inc.	6,147	673,527
Tapestry, Inc.	7,078	157,344
The Coca-Cola Co.	9,200	442,152
The Travelers Companies, Inc.	3,761	453,990
The Walt Disney Co.	4,666	565,753
TJX Companies, Inc.	4,900	248,920
United Parcel Service, Inc. Class B	1,600	251,376
UnitedHealth Group, Inc.	2,815	858,969
Valero Energy Corp.	1,735	66,988
Verizon Communications, Inc.	10,054	572,977
Visa, Inc. Class A	4,326	786,077
Vistra Corp.	16,647	289,158
Vontier Corp. (a)	1,420	40,811
Walmart, Inc.	5,196	720,945
Watsco, Inc.	500	112,070
WEC Energy Group, Inc.	2,178	218,998
Wells Fargo & Co.	19,438	416,945
WestRock Co.	3,400	127,670

TOTAL UNITED STATES OF AMERICA		34,963,998

TOTAL COMMON STOCKS
(Cost $48,585,246)		65,739,291

Money Market Funds - 1.4%
Fidelity Cash Central Fund 0.10% (c)
(Cost $943,940)	943,756	943,944
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $49,529,186)		66,683,235
NET OTHER ASSETS (LIABILITIES) - 0.0%		32,092
NET ASSETS - 100%		$66,715,327

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $286,583 or 0.4% of net assets.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$34,211
Fidelity Securities Lending Cash Central Fund	723
Total	$34,934

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$4,046,682	$3,669,029	$377,653	$--
Consumer Discretionary	6,831,984	4,729,385	2,102,599	--
Consumer Staples	7,683,123	5,221,564	2,461,559	--
Energy	2,410,680	1,153,292	1,257,388	--
Financials	7,318,162	6,293,100	1,025,062	--
Health Care	10,291,005	6,031,886	4,259,119	--
Industrials	6,948,734	5,785,606	1,163,128	--
Information Technology	15,416,695	12,074,590	3,342,105	--
Materials	1,641,339	1,641,339	--	--
Real Estate	1,132,374	1,023,550	108,824	--
Utilities	2,018,513	2,018,513	--	--
Money Market Funds	943,944	943,944	--	--
Total Investments in Securities:	$66,683,235	$50,585,798	$16,097,437	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $48,585,246)	$65,739,291
Fidelity Central Funds (cost $943,940)	943,944
Total Investment in Securities (cost $49,529,186)		$66,683,235
Foreign currency held at value (cost $9,291)		9,347
Receivable for investments sold		13,731
Receivable for fund shares sold		54,166
Dividends receivable		200,462
Distributions receivable from Fidelity Central Funds		94
Prepaid expenses		120
Other receivables		1,319
Total assets		66,962,474
Liabilities
Payable for fund shares redeemed	$127,492
Accrued management fee	39,941
Other affiliated payables	13,275
Other payables and accrued expenses	66,439
Total liabilities		247,147
Net Assets		$66,715,327
Net Assets consist of:
Paid in capital		$48,135,316
Total accumulated earnings (loss)		18,580,011
Net Assets		$66,715,327
Net Asset Value, offering price and redemption price per share ($66,715,327 ÷ 4,411,185 shares)		$15.12

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2020
Investment Income
Dividends		$1,526,511
Income from Fidelity Central Funds (including $723 from security lending)		34,934
Income before foreign taxes withheld		1,561,445
Less foreign taxes withheld		(69,475)
Total income		1,491,970
Expenses
Management fee	$470,066
Transfer agent fees	120,602
Accounting fees	35,721
Custodian fees and expenses	15,470
Independent trustees' fees and expenses	392
Registration fees	29,883
Audit	78,771
Legal	1,739
Miscellaneous	1,337
Total expenses before reductions	753,981
Expense reductions	(5,659)
Total expenses after reductions		748,322
Net investment income (loss)		743,648
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $5,906)	2,076,225
Fidelity Central Funds	38
Foreign currency transactions	2,197
Total net realized gain (loss)		2,078,460
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $32,453)	(506,676)
Assets and liabilities in foreign currencies	6,817
Total change in net unrealized appreciation (depreciation)		(499,859)
Net gain (loss)		1,578,601
Net increase (decrease) in net assets resulting from operations		$2,322,249

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2020	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$743,648	$1,158,624
Net realized gain (loss)	2,078,460	775,043
Change in net unrealized appreciation (depreciation)	(499,859)	7,035,757
Net increase (decrease) in net assets resulting from operations	2,322,249	8,969,424
Distributions to shareholders	(733,837)	(3,744,013)
Share transactions
Proceeds from sales of shares	16,488,430	9,211,621
Reinvestment of distributions	686,957	3,534,334
Cost of shares redeemed	(19,812,602)	(18,738,835)
Net increase (decrease) in net assets resulting from share transactions	(2,637,215)	(5,992,880)
Total increase (decrease) in net assets	(1,048,803)	(767,469)
Net Assets
Beginning of period	67,764,130	68,531,599
End of period	$66,715,327	$67,764,130
Other Information
Shares
Sold	1,103,367	679,429
Issued in reinvestment of distributions	48,116	274,729
Redeemed	(1,368,143)	(1,389,982)
Net increase (decrease)	(216,660)	(435,824)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Global Equity Income Fund

Years ended October 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$14.64	$13.53	$14.21	$12.06	$12.12
Income from Investment Operations
Net investment income (loss)A	.16	.23	.25	.17	.15
Net realized and unrealized gain (loss)	.48	1.63	(.50)	2.15	.11
Total from investment operations	.64	1.86	(.25)	2.32	.26
Distributions from net investment income	(.15)	(.24)	(.25)	(.17)	(.15)
Distributions from net realized gain	(.01)	(.51)	(.18)	–	(.16)
Total distributions	(.16)	(.75)	(.43)	(.17)	(.32)B
Redemption fees added to paid in capitalA	–	–	–C	–C	–C
Net asset value, end of period	$15.12	$14.64	$13.53	$14.21	$12.06
Total ReturnD	4.44%	14.60%	(1.88)%	19.31%	2.13%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.09%	1.09%	1.06%	1.13%	1.18%
Expenses net of fee waivers, if any	1.09%	1.09%	1.06%	1.13%	1.18%
Expenses net of all reductions	1.09%	1.08%	1.05%	1.13%	1.18%
Net investment income (loss)	1.08%	1.72%	1.75%	1.29%	1.24%
Supplemental Data
Net assets, end of period (000 omitted)	$66,715	$67,764	$68,532	$81,007	$71,675
Portfolio turnover rateG	48%	20%H	34%	37%	40%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2020

1. Organization.

Fidelity Global Equity Income Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), certain foreign taxes and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$20,764,835
Gross unrealized depreciation	(3,875,842)
Net unrealized appreciation (depreciation)	$16,888,993
Tax Cost	$49,794,242

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$64,698
Undistributed long-term capital gain	$1,674,771
Net unrealized appreciation (depreciation) on securities and other investments	$16,895,020

The tax character of distributions paid was as follows:

	October 31, 2020	October 31, 2019
Ordinary Income	$705,575	$ 1,194,063
Long-term Capital Gains	28,262	2,549,950
Total	$733,837	$ 3,744,013

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Global Equity Income Fund	31,390,255	31,833,485

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged 0.23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .68% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .18% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Global Equity Income Fund	.05

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Global Equity Income Fund	$386

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Affiliated Redemptions In-Kind. During the prior period, 209,612 shares of the Fund were redeemed in-kind for investments and cash with a value of $2,873,785. The Fund had a net realized gain of $757,012 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Global Equity Income Fund	$162

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Global Equity Income Fund	$18	$–	$–

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $5,233 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $135.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $291.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Global Equity Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Global Equity Income Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 14, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 305 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trusts or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Co-Lead Independent Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Co-Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Lloyd James Austin, III (1953)

Year of Election or Appointment: 2020

Member of the Advisory Board

General Austin also serves as a Member of the Advisory Board of other Fidelity® funds. Prior to his retirement, General Austin (United States Army, Retired) held a variety of positions within the U.S. Government, including Commander, U.S. Central Command (2013-2016), Vice Chief of Staff, U.S. Army (2012-2013) and Commanding General, U.S. Forces – Iraq, Operation New Dawn (2010-2012). General Austin currently serves as a Partner of Pine Island Capital Partners (private equity, 2020-present) and as President of the Austin Strategy Group LLC (consulting, 2016-present). General Austin serves as a member of the Board of Directors of Nucor Corporation (steel products, 2017-present), as a member of the Board of Directors of Tenet Healthcare Corporation (2018-present) and as a member of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). In addition, General Austin currently serves as a member of the Board of Trustees of the Carnegie Corporation of New York (2017-present) and as a member of the Board of Trustees of Auburn University (2017-present). Previously, General Austin served as a member of the Board of Directors of United Technologies Corporation (aerospace, defense and building, 2016-2020).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2020

Member of the Advisory Board

Mr. Kennedy also serves as a Member of the Advisory Board of other Fidelity® funds. Previously, Mr. Kennedy held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2020 to October 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period-B May 1, 2020 to October 31, 2020
Fidelity Global Equity Income Fund	1.10%
Actual		$1,000.00	$1,105.50	$5.82
Hypothetical-C		$1,000.00	$1,019.61	$5.58

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Global Equity Income Fund voted to pay on December 14, 2020, to shareholders of record at the opening of business on December 11, 2020, a distribution of $0.378 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.044 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2020, $2,329,206, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.66% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 83%, 100%, 100%, and 100% of the dividends distributed in December, April, July, and October, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	91,643,443,973.030	98.167
Withheld	1,711,119,384.419	1.833
TOTAL	93,354,563,357.449	100.000
Donald F. Donahue
Affirmative	91,659,003,496.045	98.184
Withheld	1,695,559,852.789	1.816
TOTAL	93,354,563,357.449	100.000
Bettina Doulton
Affirmative	91,774,146,516.145	98.307
Withheld	1,580,416,862.377	1.693
TOTAL	93,354,563,357.449	100.000
Vicki L. Fuller
Affirmative	91,845,419,368.993	98.383
Withheld	1,509,143,998.591	1.617
TOTAL	93,354,563,357.449	100.00
Patricia L. Kampling
Affirmative	91,723,732,274.457	98.253
Withheld	1,630,831,098.411	1.747
TOTAL	93,354,563,357.449	100.000
Alan J. Lacy
Affirmative	91,490,319,407.772	98.003
Withheld	1,864,243,948.299	1.997
TOTAL	93,354,563,357.449	100.000
Ned C. Lautenbach
Affirmative	91,285,367,239.075	97.784
Withheld	2,069,196,119.052	2.216
TOTAL	93,354,563,357.449	100.000
Robert A. Lawrence
Affirmative	91,556,271,429.466	98.074
Withheld	1,798,291,912.707	1.926
TOTAL	93,354,563,357.449	100.000
Joseph Mauriello
Affirmative	91,497,480,147.082	98.011
Withheld	1,857,083,211.045	1.989
TOTAL	93,354,563,357.449	100.000
Cornelia M. Small
Affirmative	91,606,808,161.438	98.128
Withheld	1,747,755,220.497	1.872
TOTAL	93,354,563,357.449	100.000
Garnett A. Smith
Affirmative	91,505,784,053.038	98.020
Withheld	1,848,779,305.090	1.980
TOTAL	93,354,563,357.449	100.000
David M. Thomas
Affirmative	91,536,969,704.881	98.053
Withheld	1,817,593,630.919	1.947
TOTAL	93,354,563,357.449	100.000
Susan Tomasky
Affirmative	91,697,125,678.165	98.225
Withheld	1,657,437,703.277	1.775
TOTAL	93,354,563,357.449	100.000
Michael E. Wiley
Affirmative	91,506,805,575.815	98.021
Withheld	1,847,757,759.985	1.979
TOTAL	93,354,563,357.449	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	23,566,036.925	72.684
Against	5,988,682.557	18.471
Abstain	1,950,844.228	6.017
Broker Non-Vote	916,968.800	2.828
TOTAL	32,422,532.510	100.000
Proposal 1 reflects trust wide proposal and voting results.

GED-ANN-1220
1.938162.108

Fidelity Flex® Funds

Fidelity Flex® International Fund

Annual Report

October 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants) to request a free copy of the proxy voting guidelines.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2020	Past 1 year	Life of fundA
Fidelity Flex® International Fund	4.64%	8.33%

 A From March 7, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Flex® International Fund on March 7, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

Period Ending Values
$13,398	Fidelity Flex® International Fund
$11,731	MSCI ACWI (All Country World Index) ex USA Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned -2.46% for the 12 months ending October 31, 2020, in what was a bumpy ride for non-U.S. equities, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a sharp upturn. Declared a pandemic on March 11, the crisis and containment efforts caused broad contraction in economic activity, elevated volatility and dislocation in financial markets. A historically rapid and expansive monetary- and fiscal-policy response around the world provided a partial offset to the economic disruption. Other supporting factors included resilient corporate earnings and near-term potential for a COVID-19 vaccine breakthrough. This was evident in the index’s 12.28% gain in the final six months of the year. Currency fluctuation generally boosted foreign developed-markets equities for the year, while the reverse was true for emerging-markets stocks. Late in the period, the index was pressured by a second wave of COVID-19 cases in some regions, and stretched valuations and crowded positioning in big tech. For the full year, the U.K. (-22%), Asia Pacific ex Japan (-8%), Canada (-5%) and Europe ex U.K. (-4%) notably lagged. Emerging markets (+9%) and Japan (+1%) outperformed. By sector, energy (-38%), financials and real estate (-20% each) lagged, whereas information technology (+ 25%) and communication services (+15%) topped the index.

Comments from Co-Managers Sam Polyak, Jed Weiss, and Alex Zavratsky:  For the fiscal year ending October 31, 2020, the fund gained 4.64%, outperforming the -2.46% result of the benchmark MSCI ACWI (All Country World Index) ex USA Index. From a regional standpoint, an underweighting and stock picks in emerging markets, along with out-of-benchmark security selection in the U.S., contributed most to the fund's relative result. By sector, the primary contributor to performance versus the benchmark was an overweighting in information technology. Security selection in industrials and communication services also lifted the fund's relative return the past 12 months. The biggest individual relative contributor was an overweight position in Haier Smart Home (+66%), which was among the portfolio’s biggest positions at period end. Also bolstering performance was our overweighting in Tencent Holdings, which gained 86%. The company was the fund's largest holding. Another notable relative contributor was an outsized stake in Shenzhen Inovance Tec (+170%). This period we reduced our exposure to the company. Conversely, stock picks in Europe ex U.K. hindered the fund's relative result. By sector, the primary detractor from performance versus the benchmark was an underweighting in consumer discretionary, especially within the retailing industry. Also hurting the fund's relative result was an overweighting in financials and an underweighting in communication services. Not owning Shopify, a benchmark component that gained 193%, was the biggest individual relative detractor versus the benchmark. Also hampering performance was our lighter-than-benchmark stake in Meituan, which gained 211% and was not held at period end. Another notable relative detractor was an overweighting in BP (-57%). Notable changes in positioning include increased exposure to China and a lower allocation to United Kingdom. By sector, meaningful changes in positioning include increased exposure to communication services and health care.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2020
Japan	14.3%
Cayman Islands	8.8%
United States of America*	7.8%
Germany	7.0%
Canada	6.8%
Switzerland	6.1%
France	5.6%
United Kingdom	4.9%
Taiwan	4.7%
Other	34.0%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2020

% of fund's net assets
Stocks	97.6
Short-Term Investments and Net Other Assets (Liabilities)	2.4

Top Ten Stocks as of October 31, 2020

% of fund's net assets
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	3.5
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	2.8
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	2.4
Nestle SA (Reg. S) (Switzerland, Food Products)	1.9
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	1.8
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.6
Haier Smart Home Co. Ltd. (A Shares) (China, Household Durables)	1.6
Canadian Pacific Railway Ltd. (Canada, Road & Rail)	1.5
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	1.3
Keyence Corp. (Japan, Electronic Equipment & Components)	1.2
19.6

Top Market Sectors as of October 31, 2020

% of fund's net assets
Information Technology	18.1
Financials	17.8
Industrials	15.9
Consumer Discretionary	10.6
Health Care	9.1
Materials	8.7
Consumer Staples	6.2
Communication Services	6.2
Energy	2.8
Real Estate	1.1

Schedule of Investments October 31, 2020

Showing Percentage of Net Assets

Common Stocks - 96.1%
	Shares	Value
Australia - 1.5%
Commonwealth Bank of Australia	5,706	$277,035
CSL Ltd.	4,094	828,860
Evolution Mining Ltd.	27,303	107,040
Imdex Ltd.	14,088	11,934
Kogan.Com Ltd.	1,989	28,793
Macquarie Group Ltd.	3,128	278,892

TOTAL AUSTRALIA		1,532,554

Austria - 0.2%
Erste Group Bank AG	9,296	190,331
Bailiwick of Jersey - 1.1%
Experian PLC	15,163	555,480
Ferguson PLC	2,642	262,406
Glencore Xstrata PLC	108,991	219,861
Integrated Diagnostics Holdings PLC (a)	8,388	29,484

TOTAL BAILIWICK OF JERSEY		1,067,231

Belgium - 0.7%
Barco NV	2,912	45,632
KBC Ancora (b)	1,226	34,697
KBC Groep NV	7,694	379,311
UCB SA	2,057	202,915

TOTAL BELGIUM		662,555

Bermuda - 0.3%
Shangri-La Asia Ltd.	360,533	283,218
Brazil - 1.0%
BM&F BOVESPA SA	39,964	355,556
Suzano Papel e Celulose SA (b)	80,514	702,294

TOTAL BRAZIL		1,057,850

Canada - 6.8%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	23,826	733,754
Canadian National Railway Co.	8,332	827,697
Canadian Pacific Railway Ltd.	4,920	1,470,276
Constellation Software, Inc.	801	840,855
First Quantum Minerals Ltd.	28,149	323,472
Franco-Nevada Corp.	5,379	733,148
McCoy Global, Inc. (b)	50	19
New Look Vision Group, Inc.	1,454	33,177
Nutrien Ltd.	10,143	412,328
Richelieu Hardware Ltd.	2,013	54,121
Summit Industrial Income REIT	2,796	28,269
Suncor Energy, Inc.	17,051	192,356
The Toronto-Dominion Bank	20,280	894,737
Waste Connection, Inc. (Canada)	3,155	312,729

TOTAL CANADA		6,856,938

Cayman Islands - 8.8%
Airtac International Group	11,955	320,928
Alibaba Group Holding Ltd.(b)	1,200	45,473
Alibaba Group Holding Ltd. sponsored ADR (b)	9,025	2,749,827
JD.com, Inc. sponsored ADR (b)	5,362	437,110
Li Ning Co. Ltd.	135,706	700,192
Sunny Optical Technology Group Co. Ltd.	46,801	773,929
Tencent Holdings Ltd.	46,249	3,533,681
Xinyi Solar Holdings Ltd.	168,940	307,263

TOTAL CAYMAN ISLANDS		8,868,403

China - 4.5%
AVIC Jonhon OptronicTechnology Co. Ltd.	42,549	353,021
China Life Insurance Co. Ltd. (H Shares)	200,507	437,491
China Merchants Bank Co. Ltd. (H Shares)	151,651	788,331
Haier Smart Home Co. Ltd. (A Shares)	425,414	1,584,712
Hualan Biological Engineer, Inc. (A Shares)	36,018	276,207
Industrial & Commercial Bank of China Ltd. (H Shares)	1,121,806	637,034
Shenzhen Inovance Technology Co. Ltd. (A Shares)	41,872	402,977
Zhejiang Sanhua Intelligent Controls Co. Ltd. (A Shares)	8,526	31,281

TOTAL CHINA		4,511,054

Denmark - 0.6%
A.P. Moller - Maersk A/S Series B	132	211,548
Netcompany Group A/S (a)(b)	1,143	94,952
ORSTED A/S (a)	1,505	238,865
SimCorp A/S	545	64,970
Spar Nord Bank A/S	3,448	29,668

TOTAL DENMARK		640,003

Finland - 0.6%
Admicom OYJ	300	34,940
Kone OYJ (B Shares)	3,946	314,071
Musti Group OYJ	1,000	22,909
Sampo Oyj (A Shares)	5,930	223,767
Tikkurila Oyj	3,673	58,776

TOTAL FINLAND		654,463

France - 5.6%
ALTEN (b)	686	54,848
Atos Origin SA (b)	2,797	190,891
AXA SA	26,624	427,563
BNP Paribas SA (b)	14,169	494,141
Capgemini SA	2,179	251,595
Edenred SA	5,559	259,231
Laurent-Perrier Group SA	290	23,845
Lectra	774	17,794
Legrand SA	3,986	294,693
LVMH Moet Hennessy Louis Vuitton SE	1,551	727,028
Natixis SA (b)	25,023	58,170
Sanofi SA	11,001	993,318
SR Teleperformance SA	1,075	322,640
Total SA	21,947	664,922
Vetoquinol SA	671	63,300
VINCI SA	3,847	303,856
Vivendi SA	12,494	360,723
Worldline SA (a)(b)	2,171	160,911

TOTAL FRANCE		5,669,469

Germany - 6.4%
Bayer AG	7,316	343,783
CompuGroup Medical AG	1,209	103,563
CTS Eventim AG	1,502	66,544
Deutsche Borse AG	2,044	300,782
Deutsche Post AG	8,047	356,509
Hannover Reuck SE	1,982	287,850
HeidelbergCement AG	4,061	232,320
Infineon Technologies AG	10,717	298,374
Linde PLC	5,315	1,164,980
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	1,266	296,069
Nexus AG	419	23,326
Rheinmetall AG	1,997	145,828
RWE AG	7,818	289,455
SAP SE	8,211	875,988
Siemens AG	6,917	811,228
Vonovia SE	13,404	855,793

TOTAL GERMANY		6,452,392

Hong Kong - 2.9%
AIA Group Ltd.	118,190	1,124,835
China Resources Beer Holdings Co. Ltd.	154,317	956,457
CNOOC Ltd. sponsored ADR	4,365	402,104
Hong Kong Exchanges and Clearing Ltd.	10,380	495,669

TOTAL HONG KONG		2,979,065

Hungary - 0.7%
Richter Gedeon PLC	32,656	666,124
India - 1.9%
Embassy Office Parks (REIT)	8,000	36,928
Housing Development Finance Corp. Ltd.	26,707	688,754
Indian Energy Exchange Ltd. (a)	6,121	15,698
Larsen & Toubro Ltd.	36,426	453,678
Reliance Industries Ltd. sponsored GDR (a)	1,956	107,384
Shree Cement Ltd.	1,138	331,097
Solar Industries India Ltd. (b)	19,530	264,457

TOTAL INDIA		1,897,996

Indonesia - 0.7%
PT Bank Mandiri (Persero) Tbk	1,577,795	614,600
PT Bank Rakyat Indonesia Tbk	396,315	89,715

TOTAL INDONESIA		704,315

Ireland - 0.9%
CRH PLC	12,236	428,159
CRH PLC sponsored ADR	8,577	301,482
FBD Holdings PLC (b)	500	3,610
Ryanair Holdings PLC (b)	400	5,512
Ryanair Holdings PLC sponsored ADR (b)	1,924	155,074

TOTAL IRELAND		893,837

Israel - 0.4%
Elbit Systems Ltd. (Israel)	2,437	275,766
Ituran Location & Control Ltd.	2,066	29,234
Maytronics Ltd.	2,237	34,361
Strauss Group Ltd.	3,066	88,654
Tel Aviv Stock Exchange Ltd.	4,900	21,254

TOTAL ISRAEL		449,269

Italy - 1.3%
Assicurazioni Generali SpA	12,377	165,915
Enel SpA	80,382	639,078
Interpump Group SpA	8,303	313,311
Mediobanca SpA	27,040	191,724

TOTAL ITALY		1,310,028

Japan - 14.3%
Ai Holdings Corp.	1,230	21,626
Aoki Super Co. Ltd.	1,118	29,284
Artnature, Inc.	2,200	12,748
Aucnet, Inc.	1,454	19,330
Azbil Corp.	14,636	593,977
Broadleaf Co. Ltd.	11,407	59,667
Central Automotive Products Ltd.	500	9,739
Century21 Real Estate Japan Ltd.	300	3,018
Curves Holdings Co. Ltd.	5,400	33,178
Daiichikosho Co. Ltd.	1,700	58,169
Daikokutenbussan Co. Ltd.	800	43,523
DENSO Corp.	6,141	286,150
FANUC Corp.	4,152	877,006
Fujitsu Ltd.	2,007	237,457
Funai Soken Holdings, Inc.	1,500	32,447
Goldcrest Co. Ltd.	3,310	42,293
Hoya Corp.	9,247	1,043,588
Ibiden Co. Ltd.	4,231	172,513
Idemitsu Kosan Co. Ltd.	7,512	151,922
Itochu Corp.	16,971	407,618
Iwatsuka Confectionary Co. Ltd.	100	3,500
Kao Corp.	2,676	190,528
Keyence Corp.	2,606	1,182,661
Kobayashi Pharmaceutical Co. Ltd.	615	59,929
Koshidaka Holdings Co. Ltd.	5,100	19,078
Kusuri No Aoki Holdings Co. Ltd.	600	47,896
Lasertec Corp.	4,250	368,138
Medikit Co. Ltd.	1,342	39,432
Minebea Mitsumi, Inc.	15,585	281,486
Miroku Jyoho Service Co., Ltd.	1,454	29,450
Misumi Group, Inc.	21,297	632,512
Mitsubishi Estate Co. Ltd.	10,152	151,426
Mitsubishi UFJ Financial Group, Inc.	79,803	314,576
Mitsuboshi Belting Ltd.	1,677	26,253
Mitsui Fudosan Co. Ltd.	7,421	126,362
Nabtesco Corp.	5,300	197,999
Nagaileben Co. Ltd.	3,243	81,149
Nihon Parkerizing Co. Ltd.	7,800	76,870
NS Tool Co. Ltd.	1,342	28,805
OBIC Co. Ltd.	2,260	400,117
Oracle Corp. Japan	1,704	170,298
ORIX Corp.	21,398	250,255
OSG Corp.	10,400	155,803
Paramount Bed Holdings Co. Ltd.	1,600	61,645
Poletowin Pitcrew Holdings, Inc.	1,500	13,068
ProNexus, Inc.	2,187	22,751
Recruit Holdings Co. Ltd.	17,384	661,473
San-Ai Oil Co. Ltd.	3,900	39,322
Shin-Etsu Chemical Co. Ltd.	3,340	446,113
Shinsei Bank Ltd.	15,482	186,272
SHO-BOND Holdings Co. Ltd.	8,118	391,842
Shoei Co. Ltd.	3,100	94,404
SK Kaken Co. Ltd.	140	53,193
SoftBank Group Corp.	6,725	438,025
Software Service, Inc.	500	53,873
Sony Corp.	5,068	422,501
Sumitomo Mitsui Financial Group, Inc.	12,112	335,283
Suzuki Motor Corp.	6,856	294,449
Takeda Pharmaceutical Co. Ltd.	4,294	132,696
The Monogatari Corp.	263	26,876
TKC Corp.	600	37,182
Tocalo Co. Ltd.	2,858	28,489
Tokio Marine Holdings, Inc.	7,596	339,501
Tokyo Electron Ltd.	688	184,667
Toyota Motor Corp.	13,178	865,095
USS Co. Ltd.	18,200	332,889
Welcia Holdings Co. Ltd.	1,342	52,595
Workman Co. Ltd.	300	26,601
Yamato Kogyo Co. Ltd.	400	9,606

TOTAL JAPAN		14,520,187

Kenya - 0.2%
Safaricom Ltd.	546,547	154,972
Korea (South) - 3.5%
BGF Retail Co. Ltd.	733	76,056
Hyundai Motor Co.	3,109	454,085
Leeno Industrial, Inc.	339	36,384
Samsung Electronics Co. Ltd.	48,766	2,445,876
Shinhan Financial Group Co. Ltd.	19,989	541,157

TOTAL KOREA (SOUTH)		3,553,558

Luxembourg - 0.1%
ArcelorMittal SA (Netherlands) (b)	10,893	147,823
Mexico - 1.9%
CEMEX S.A.B. de CV sponsored ADR	134,241	557,100
Grupo Financiero Banorte S.A.B. de CV Series O (b)	117,333	522,734
Wal-Mart de Mexico SA de CV Series V	339,630	820,594

TOTAL MEXICO		1,900,428

Netherlands - 2.2%
Aalberts Industries NV	2,842	95,459
AerCap Holdings NV (b)	2,951	73,273
ASML Holding NV (Netherlands)	3,585	1,297,064
Koninklijke Philips Electronics NV	5,953	275,724
NN Group NV	6,658	232,162
Yandex NV Series A (b)	4,348	250,314

TOTAL NETHERLANDS		2,223,996

New Zealand - 0.1%
Auckland International Airport Ltd.	19,251	89,053
Norway - 0.4%
Adevinta ASA Class B (b)	8,425	130,170
Kongsberg Gruppen ASA	2,014	32,615
Medistim ASA	895	19,406
Schibsted ASA (B Shares)	5,443	195,333
Skandiabanken ASA (a)	4,252	26,946

TOTAL NORWAY		404,470

Philippines - 0.0%
Jollibee Food Corp.	5,226	18,272
Portugal - 0.1%
Galp Energia SGPS SA Class B	12,496	101,482
Russia - 0.5%
Lukoil PJSC sponsored ADR	4,989	254,738
Sberbank of Russia sponsored ADR	26,123	263,842

TOTAL RUSSIA		518,580

Singapore - 0.2%
United Overseas Bank Ltd.	15,670	217,726
South Africa - 0.6%
Clicks Group Ltd.	14,987	216,763
Impala Platinum Holdings Ltd.	46,574	414,524

TOTAL SOUTH AFRICA		631,287

Spain - 1.2%
Amadeus IT Holding SA Class A	6,694	319,565
Banco Santander SA (Spain)	176,851	354,154
Cellnex Telecom SA (a)	7,472	479,669
Fluidra SA	3,216	58,130
Unicaja Banco SA (a)	71,359	45,419

TOTAL SPAIN		1,256,937

Sweden - 2.8%
Addlife AB	8,115	122,039
AddTech AB (B Shares)	13,421	148,562
ASSA ABLOY AB (B Shares)	27,959	599,230
Atlas Copco AB (A Shares)	12,374	546,362
Bygghemma Group First AB (b)	1,000	15,621
Epiroc AB Class A	17,615	263,283
Ericsson (B Shares)	39,338	439,190
Investor AB (B Shares)	7,048	423,273
INVISIO AB	1,476	26,606
John Mattson Fastighetsforetag (b)	1,342	22,592
Lagercrantz Group AB (B Shares)	17,004	104,794
Volvo AB (B Shares)	7,502	145,978

TOTAL SWEDEN		2,857,530

Switzerland - 6.1%
Nestle SA (Reg. S)	17,040	1,916,624
Novartis AG	10,487	817,174
Roche Holding AG (participation certificate)	5,117	1,644,253
Schindler Holding AG:
(participation certificate)	1,363	348,572
(Reg.)	139	35,684
Siemens Energy AG (b)	4,483	98,157
Swiss Life Holding AG	405	136,126
Tecan Group AG	310	147,064
Temenos Group AG	1,000	107,356
UBS Group AG	33,902	396,314
Zurich Insurance Group Ltd.	1,747	580,258

TOTAL SWITZERLAND		6,227,582

Taiwan - 4.7%
Addcn Technology Co. Ltd.	4,218	30,446
ASE Technology Holding Co. Ltd.	157,000	352,329
ECLAT Textile Co. Ltd.	24,321	321,769
HIWIN Technologies Corp.	60,896	530,012
MediaTek, Inc.	16,321	386,789
Sporton International, Inc.	39,246	312,772
Taiwan Semiconductor Manufacturing Co. Ltd.	117,929	1,783,884
Unified-President Enterprises Corp.	333,355	714,274
Yageo Corp.	25,516	317,066

TOTAL TAIWAN		4,749,341

United Kingdom - 4.9%
Alliance Pharma PLC	39,948	38,038
Anglo American PLC (United Kingdom)	18,522	434,602
AstraZeneca PLC (United Kingdom)	2,769	278,023
Avon Rubber PLC	3,415	173,647
Beazley PLC	17,110	65,168
BHP Billiton PLC	47,046	911,392
Bodycote PLC	3,419	28,813
BP PLC	179,220	457,134
Clarkson PLC	959	24,972
Dechra Pharmaceuticals PLC	5,554	251,257
DP Poland PLC (b)(c)	36,259	3,406
Hilton Food Group PLC	368	5,530
Howden Joinery Group PLC	5,158	42,552
Imperial Brands PLC	10,164	161,170
InterContinental Hotel Group PLC ADR	3,117	159,403
Lloyds Banking Group PLC	546,629	199,032
London Stock Exchange Group PLC	3,236	348,834
Prudential PLC	1,409	17,233
Rightmove PLC	27,602	220,987
Royal Dutch Shell PLC Class B sponsored ADR	6,046	146,011
RSA Insurance Group PLC	32,515	178,434
Spectris PLC	10,080	323,332
Spirax-Sarco Engineering PLC	1,474	215,399
Standard Chartered PLC (United Kingdom)	40,809	185,990
Standard Life PLC	1,343	3,906
Ultra Electronics Holdings PLC	1,652	40,235

TOTAL UNITED KINGDOM		4,914,500

United States of America - 5.4%
Alphabet, Inc. Class A (b)	161	260,194
Autoliv, Inc.	2,010	152,358
Black Knight, Inc. (b)	2,922	256,990
Lam Research Corp.	890	304,451
Marsh & McLennan Companies, Inc.	4,120	426,255
MasterCard, Inc. Class A	2,125	613,360
Moody's Corp.	1,629	428,264
Morningstar, Inc.	263	50,070
MSCI, Inc.	1,286	449,894
NICE Systems Ltd. sponsored ADR (b)	1,715	391,466
PriceSmart, Inc.	1,639	113,091
ResMed, Inc.	2,800	537,432
S&P Global, Inc.	1,333	430,199
Sherwin-Williams Co.	689	474,018
Visa, Inc. Class A	3,419	621,266

TOTAL UNITED STATES OF AMERICA		5,509,308

TOTAL COMMON STOCKS
(Cost $88,440,695)		97,344,127

Nonconvertible Preferred Stocks - 1.5%
Brazil - 0.9%
Itau Unibanco Holding SA	144,461	591,142
Petroleo Brasileiro SA - Petrobras sponsored ADR	47,161	312,677

TOTAL BRAZIL		903,819

Germany - 0.6%
Porsche Automobil Holding SE (Germany)	9,065	485,647
Sartorius AG (non-vtg.)	246	104,116

TOTAL GERMANY		589,763

TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $1,906,959)		1,493,582

Money Market Funds - 2.0%
Fidelity Cash Central Fund 0.10% (d)
(Cost $2,079,432)	2,079,022	2,079,438
TOTAL INVESTMENT IN SECURITIES - 99.6%
(Cost $92,427,086)		100,917,147
NET OTHER ASSETS (LIABILITIES) - 0.4%		405,652
NET ASSETS - 100%		$101,322,799

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,199,328 or 1.2% of net assets.

 (b) Non-income producing

 (c) Level 3 security

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$11,391
Fidelity Securities Lending Cash Central Fund	512
Total	$11,903

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$6,179,227	$2,149,352	$4,029,875	$--
Consumer Discretionary	10,687,651	5,395,592	5,288,653	3,406
Consumer Staples	6,266,815	3,617,369	2,649,446	--
Energy	2,830,071	1,415,289	1,414,782	--
Financials	18,343,618	9,573,579	8,770,039	--
Health Care	9,177,789	2,308,064	6,869,725	--
Industrials	15,875,459	9,215,954	6,659,505	--
Information Technology	18,226,411	6,873,480	11,352,931	--
Materials	8,816,589	5,542,343	3,274,246	--
Real Estate	1,266,681	906,654	360,027	--
Utilities	1,167,398	528,320	639,078	--
Money Market Funds	2,079,438	2,079,438	--	--
Total Investments in Securities:	$100,917,147	$49,605,434	$51,308,307	$3,406

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $90,347,654)	$98,837,709
Fidelity Central Funds (cost $2,079,432)	2,079,438
Total Investment in Securities (cost $92,427,086)		$100,917,147
Cash		51,425
Foreign currency held at value (cost $1,571)		1,566
Receivable for investments sold		102,799
Receivable for fund shares sold		68,558
Dividends receivable		252,861
Distributions receivable from Fidelity Central Funds		247
Other receivables		1,305
Total assets		101,395,908
Liabilities
Payable for investments purchased	$44,735
Payable for fund shares redeemed	28,374
Total liabilities		73,109
Net Assets		$101,322,799
Net Assets consist of:
Paid in capital		$98,361,693
Total accumulated earnings (loss)		2,961,106
Net Assets		$101,322,799
Net Asset Value, offering price and redemption price per share ($101,322,799 ÷ 7,970,459 shares)		$12.71

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2020
Investment Income
Dividends		$1,776,332
Non-Cash dividends		87,331
Income from Fidelity Central Funds (including $512 from security lending)		11,903
Income before foreign taxes withheld		1,875,566
Less foreign taxes withheld		(185,075)
Total income		1,690,491
Expenses
Independent trustees' fees and expenses	$457
Proxy	1,228
Commitment fees	192
Total expenses before reductions	1,877
Expense reductions	(245)
Total expenses after reductions		1,632
Net investment income (loss)		1,688,859
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(2,023,729)
Fidelity Central Funds	(127)
Foreign currency transactions	(22,212)
Total net realized gain (loss)		(2,046,068)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $1,349)	3,651,140
Fidelity Central Funds	(1)
Assets and liabilities in foreign currencies	5,027
Total change in net unrealized appreciation (depreciation)		3,656,166
Net gain (loss)		1,610,098
Net increase (decrease) in net assets resulting from operations		$3,298,957

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2020	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,688,859	$1,336,189
Net realized gain (loss)	(2,046,068)	(2,451,508)
Change in net unrealized appreciation (depreciation)	3,656,166	7,857,984
Net increase (decrease) in net assets resulting from operations	3,298,957	6,742,665
Distributions to shareholders	(1,400,835)	(958,596)
Share transactions
Proceeds from sales of shares	54,680,643	42,380,730
Reinvestment of distributions	1,400,835	958,596
Cost of shares redeemed	(27,154,153)	(25,018,062)
Net increase (decrease) in net assets resulting from share transactions	28,927,325	18,321,264
Total increase (decrease) in net assets	30,825,447	24,105,333
Net Assets
Beginning of period	70,497,352	46,392,019
End of period	$101,322,799	$70,497,352
Other Information
Shares
Sold	4,418,298	3,597,071
Issued in reinvestment of distributions	112,246	92,439
Redeemed	(2,265,293)	(2,240,142)
Net increase (decrease)	2,265,251	1,449,368

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Flex International Fund

Years ended October 31,	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$12.36	$10.90	$11.95	$10.00
Income from Investment Operations
Net investment income (loss)B	.24	.35C	.30	.16
Net realized and unrealized gain (loss)	.33	1.39	(1.24)	1.79
Total from investment operations	.57	1.74	(.94)	1.95
Distributions from net investment income	(.22)	(.28)	(.07)	–
Distributions from net realized gain	–	–	(.03)	–
Total distributions	(.22)	(.28)	(.11)D	–
Net asset value, end of period	$12.71	$12.36	$10.90	$11.95
Total ReturnE,F	4.64%	16.45%	(7.98)%	19.50%
Ratios to Average Net AssetsG,H
Expenses before reductionsI	-%	-%	-%	- %J
Expenses net of fee waivers, if anyI	-%	-%	-%	- %J
Expenses net of all reductionsI	-%	-%	-%	- %J
Net investment income (loss)	1.98%	3.01%C	2.53%	2.24%J
Supplemental Data
Net assets, end of period (000 omitted)	$101,323	$70,497	$46,392	$14,611
Portfolio turnover rateK	38%	89%	69%	35%J

 A For the period March 7, 2017 (commencement of operations) to October 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend which amounted to $.04 per share. Excluding such non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.65%.

 D Total distributions per share do not sum due to rounding.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount represents less than .005%.

 J Annualized

 K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2020

1. Organization.

Fidelity Flex International Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is available only to certain fee-based accounts and advisory programs offered by Fidelity. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$16,521,611
Gross unrealized depreciation	(8,965,201)
Net unrealized appreciation (depreciation)	$7,556,410
Tax Cost	$93,360,737

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,385,082
Capital loss carryforward	$(5,985,388)
Net unrealized appreciation (depreciation) on securities and other investments	$7,561,413

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(4,995,229)
Long-term	(990,159)
Total capital loss carryforward	$(5,985,388)

The tax character of distributions paid was as follows:

	October 31, 2020	October 31, 2019
Ordinary Income	$1,400,835	$ 958,596

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Flex International Fund	58,995,489	31,223,170

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services and the Fund does not pay any fees for these services. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Flex International Fund	$161

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Commitment fees on the Statement of Operations, and are as follows:

Amount
Fidelity Flex International Fund	$192

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Flex International Fund	$–	$–

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $245.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Flex International Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Flex International Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and for the period from March 7, 2017 (commencement of operations) through October 31, 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from March 7, 2017 (commencement of operations) through October 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 15, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 305 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Co-Lead Independent Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Co-Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Lloyd James Austin, III (1953)

Year of Election or Appointment: 2020

Member of the Advisory Board

General Austin also serves as a Member of the Advisory Board of other Fidelity® funds. Prior to his retirement, General Austin (United States Army, Retired) held a variety of positions within the U.S. Government, including Commander, U.S. Central Command (2013-2016), Vice Chief of Staff, U.S. Army (2012-2013) and Commanding General, U.S. Forces – Iraq, Operation New Dawn (2010-2012). General Austin currently serves as a Partner of Pine Island Capital Partners (private equity, 2020-present) and as President of the Austin Strategy Group LLC (consulting, 2016-present). General Austin serves as a member of the Board of Directors of Nucor Corporation (steel products, 2017-present), as a member of the Board of Directors of Tenet Healthcare Corporation (2018-present) and as a member of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). In addition, General Austin currently serves as a member of the Board of Trustees of the Carnegie Corporation of New York (2017-present) and as a member of the Board of Trustees of Auburn University (2017-present). Previously, General Austin served as a member of the Board of Directors of United Technologies Corporation (aerospace, defense and building, 2016-2020).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2020

Member of the Advisory Board

Mr. Kennedy also serves as a Member of the Advisory Board of other Fidelity® funds. Previously, Mr. Kennedy held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2020 to October 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period-B May 1, 2020 to October 31, 2020
Fidelity Flex International Fund	- %-C
Actual		$1,000.00	$1,167.10	$--D
Hypothetical-E		$1,000.00	$1,025.14	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The fund designates 2% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 76% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.2173 and $0.0161 for the dividend paid December 09, 2019.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	91,643,443,973.030	98.167
Withheld	1,711,119,384.419	1.833
TOTAL	93,354,563,357.449	100.000
Donald F. Donahue
Affirmative	91,659,003,496.045	98.184
Withheld	1,695,559,852.789	1.816
TOTAL	93,354,563,357.449	100.000
Bettina Doulton
Affirmative	91,774,146,516.145	98.307
Withheld	1,580,416,862.377	1.693
TOTAL	93,354,563,357.449	100.000
Vicki L. Fuller
Affirmative	91,845,419,368.993	98.383
Withheld	1,509,143,998.591	1.617
TOTAL	93,354,563,357.449	100.00
Patricia L. Kampling
Affirmative	91,723,732,274.457	98.253
Withheld	1,630,831,098.411	1.747
TOTAL	93,354,563,357.449	100.000
Alan J. Lacy
Affirmative	91,490,319,407.772	98.003
Withheld	1,864,243,948.299	1.997
TOTAL	93,354,563,357.449	100.000
Ned C. Lautenbach
Affirmative	91,285,367,239.075	97.784
Withheld	2,069,196,119.052	2.216
TOTAL	93,354,563,357.449	100.000
Robert A. Lawrence
Affirmative	91,556,271,429.466	98.074
Withheld	1,798,291,912.707	1.926
TOTAL	93,354,563,357.449	100.000
Joseph Mauriello
Affirmative	91,497,480,147.082	98.011
Withheld	1,857,083,211.045	1.989
TOTAL	93,354,563,357.449	100.000
Cornelia M. Small
Affirmative	91,606,808,161.438	98.128
Withheld	1,747,755,220.497	1.872
TOTAL	93,354,563,357.449	100.000
Garnett A. Smith
Affirmative	91,505,784,053.038	98.020
Withheld	1,848,779,305.090	1.980
TOTAL	93,354,563,357.449	100.000
David M. Thomas
Affirmative	91,536,969,704.881	98.053
Withheld	1,817,593,630.919	1.947
TOTAL	93,354,563,357.449	100.000
Susan Tomasky
Affirmative	91,697,125,678.165	98.225
Withheld	1,657,437,703.277	1.775
TOTAL	93,354,563,357.449	100.000
Michael E. Wiley
Affirmative	91,506,805,575.815	98.021
Withheld	1,847,757,759.985	1.979
TOTAL	93,354,563,357.449	100.000
Proposal 1 reflects trust wide proposal and voting results.

ZNL-ANN-1220
1.9881587.103

Fidelity® Diversified International K6 Fund

Annual Report

October 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2020	Past 1 year	Life of fundA
Fidelity® Diversified International K6 Fund	9.70%	6.31%

 A From May 25, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Diversified International K6 Fund on May 25, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Period Ending Values
$12,343	Fidelity® Diversified International K6 Fund
$10,353	MSCI EAFE Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned -2.46% for the 12 months ending October 31, 2020, in what was a bumpy ride for non-U.S. equities, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a sharp upturn. Declared a pandemic on March 11, the crisis and containment efforts caused broad contraction in economic activity, elevated volatility and dislocation in financial markets. A historically rapid and expansive monetary- and fiscal-policy response around the world provided a partial offset to the economic disruption. Other supporting factors included resilient corporate earnings and near-term potential for a COVID-19 vaccine breakthrough. This was evident in the index’s 12.28% gain in the final six months of the year. Currency fluctuation generally boosted foreign developed-markets equities for the year, while the reverse was true for emerging-markets stocks. Late in the period, the index was pressured by a second wave of COVID-19 cases in some regions, and stretched valuations and crowded positioning in big tech. For the full year, the U.K. (-22%), Asia Pacific ex Japan (-8%), Canada (-5%) and Europe ex U.K. (-4%) notably lagged. Emerging markets (+9%) and Japan (+1%) outperformed. By sector, energy (-38%), financials and real estate (-20% each) lagged, whereas information technology (+ 25%) and communication services (+15%) topped the index.

Comments from Portfolio Manager Bill Bower:  For the fiscal year ending October 31, 2020, the fund gained 9.70%, outperforming the -6.69% result of the benchmark MSCI EAFE Index (Net MA). From a regional standpoint, stock picks in Europe ex U.K. and an overweighting and security selection in emerging markets, specifically China, contributed most to the fund's relative result. Versus the benchmark, security selection was the primary contributor, especially within the industrials sector. Strong picks in consumer discretionary also boosted the fund's relative result. Also bolstering the fund's relative result were stock picks in communication services, especially within the media & entertainment industry. Not owning Royal Dutch Shell, a benchmark component that returned -55%, was the largest individual relative contributor versus the benchmark. The fund's non-benchmark stake in Tencent Holdings gained approximately 86%. Another top relative contributor was an out-of-benchmark stake in Alibaba Group Holding (+72%). Conversely, an underweighting in Japan hindered the fund's relative result. By sector, the primary detractor from performance versus the benchmark was an underweighting in utilities. An underweighting in the consumer staples sector, especially within the household & personal products industry, also hindered the fund's relative performance. Also hampering the fund's relative result was an underweighting in materials. The fund's biggest individual relative detractor was an underweighting in Nestle, which gained 8% the past year. The company was still among the largest holdings at period end. Also hampering performance was our lighter-than-benchmark stake in SoftBank Group, which gained 69%. SoftBank was not held at period end. The fund's non-benchmark stake in Axis Bank, a position not held at period end, returned -57%. Notable changes in positioning include increased exposure to Switzerland and a lower allocation to Netherlands. By sector, meaningful changes in positioning include increased exposure to communication services and a lower allocation to financials.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2020
Japan	19.3%
United States of America*	9.4%
Germany	8.8%
Switzerland	8.8%
United Kingdom	7.4%
France	7.2%
Netherlands	5.9%
Cayman Islands	4.7%
India	3.6%
Other	24.9%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2020

% of fund's net assets
Stocks	95.5
Short-Term Investments and Net Other Assets (Liabilities)	4.5

Top Ten Stocks as of October 31, 2020

% of fund's net assets
Nestle SA (Reg. S) (Switzerland, Food Products)	2.8
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.5
ASML Holding NV (Netherlands, Semiconductors & Semiconductor Equipment)	2.4
Hoya Corp. (Japan, Health Care Equipment & Supplies)	1.9
Keyence Corp. (Japan, Electronic Equipment & Components)	1.8
SAP SE (Germany, Software)	1.7
Reliance Industries Ltd. (India, Oil, Gas & Consumable Fuels)	1.7
Sony Corp. (Japan, Household Durables)	1.6
AIA Group Ltd. (Hong Kong, Insurance)	1.6
London Stock Exchange Group PLC (United Kingdom, Capital Markets)	1.5
19.5

Top Market Sectors as of October 31, 2020

% of fund's net assets
Information Technology	16.9
Industrials	15.4
Health Care	14.3
Financials	11.8
Consumer Discretionary	11.4
Consumer Staples	8.6
Materials	5.7
Communication Services	5.6
Utilities	2.7
Energy	1.8

Schedule of Investments October 31, 2020

Showing Percentage of Net Assets

Common Stocks - 95.4%
	Shares	Value
Australia - 0.8%
Aristocrat Leisure Ltd.	395,616	$7,966,413
CSL Ltd.	82,080	16,617,699

TOTAL AUSTRALIA		24,584,112

Bailiwick of Jersey - 1.2%
Experian PLC	576,869	21,132,960
Ferguson PLC	166,342	16,521,249

TOTAL BAILIWICK OF JERSEY		37,654,209

Belgium - 0.9%
KBC Groep NV	349,032	17,207,150
UCB SA	125,456	12,375,714

TOTAL BELGIUM		29,582,864

Bermuda - 1.5%
Credicorp Ltd. (United States)	53,993	6,191,917
Hiscox Ltd. (a)	653,694	6,981,519
IHS Markit Ltd.	223,604	18,082,855
Marvell Technology Group Ltd.	423,479	15,884,697

TOTAL BERMUDA		47,140,988

Canada - 2.2%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	669,635	20,622,325
Constellation Software, Inc.	14,345	15,058,751
Fairfax India Holdings Corp. (a)(b)	486,160	3,719,124
Franco-Nevada Corp.	93,556	12,751,508
Wheaton Precious Metals Corp.	336,237	15,430,106

TOTAL CANADA		67,581,814

Cayman Islands - 4.7%
Alibaba Group Holding Ltd. sponsored ADR (a)	147,339	44,892,720
Anta Sports Products Ltd.	1,041,078	11,454,880
JD.com, Inc. Class A	212,467	8,666,214
KE Holdings, Inc. ADR (a)	140,600	9,806,850
Li Ning Co. Ltd.	650,500	3,356,337
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	82,579	13,244,020
Tencent Holdings Ltd.	604,525	46,189,128
Zai Lab Ltd. ADR (a)	87,315	7,164,196

TOTAL CAYMAN ISLANDS		144,774,345

China - 0.7%
Kweichow Moutai Co. Ltd. (A Shares)	92,753	23,200,038
Denmark - 2.6%
DSV Panalpina A/S	216,919	35,123,774
GN Store Nord A/S	82,130	5,906,627
ORSTED A/S (b)	195,096	30,964,470
Vestas Wind Systems A/S	54,176	9,294,652

TOTAL DENMARK		81,289,523

France - 7.2%
Amundi SA (b)	214,978	14,096,063
Capgemini SA	179,419	20,716,328
Dassault Systemes SA	61,999	10,581,956
Legrand SA	235,560	17,415,418
LVMH Moet Hennessy Louis Vuitton SE	97,734	45,812,584
Pernod Ricard SA	130,724	21,071,082
Sanofi SA	472,939	42,703,268
Sartorius Stedim Biotech	19,243	7,297,139
SR Teleperformance SA	105,478	31,657,144
Worldline SA (a)(b)	168,019	12,453,287

TOTAL FRANCE		223,804,269

Germany - 8.8%
adidas AG	113,264	33,637,794
Allianz SE	142,664	25,099,167
Deutsche Borse AG	144,940	21,328,432
Deutsche Post AG	635,173	28,140,251
Hannover Reuck SE	111,559	16,201,920
Linde PLC	157,764	34,579,838
RWE AG	501,681	18,574,349
SAP SE	486,598	51,912,534
Symrise AG	168,720	20,799,498
Vonovia SE	370,115	23,630,404

TOTAL GERMANY		273,904,187

Hong Kong - 2.1%
AIA Group Ltd.	5,257,892	50,040,286
Techtronic Industries Co. Ltd.	1,033,091	13,778,989

TOTAL HONG KONG		63,819,275

India - 3.6%
HDFC Bank Ltd.	1,433,881	22,763,072
Housing Development Finance Corp. Ltd.	635,178	16,380,771
Kotak Mahindra Bank Ltd. (a)	890,792	18,479,196
Reliance Industries Ltd.	122,713	1,944,032
Reliance Industries Ltd.	1,840,695	50,729,960

TOTAL INDIA		110,297,031

Indonesia - 0.7%
PT Bank Central Asia Tbk	6,810,276	13,400,279
PT Bank Rakyat Indonesia Tbk	38,588,944	8,735,456

TOTAL INDONESIA		22,135,735

Ireland - 1.9%
Aon PLC	74,737	13,752,355
DCC PLC (United Kingdom)	19,926	1,296,902
Kerry Group PLC Class A	109,205	13,061,961
Kingspan Group PLC (Ireland)	190,016	16,564,465
Ryanair Holdings PLC (a)	112,000	1,543,280
Ryanair Holdings PLC sponsored ADR (a)	145,351	11,715,291

TOTAL IRELAND		57,934,254

Italy - 1.6%
Enel SpA	1,986,286	15,791,977
FinecoBank SpA	747,728	10,232,387
GVS SpA (b)	257,673	3,631,196
Recordati SpA	292,743	15,168,560
Reply SpA	40,100	4,310,638

TOTAL ITALY		49,134,758

Japan - 19.3%
Astellas Pharma, Inc.	364,457	4,997,777
Bandai Namco Holdings, Inc.	203,379	15,199,487
Daikin Industries Ltd.	165,699	31,007,794
Fast Retailing Co. Ltd.	15,367	10,719,126
Hoya Corp.	523,411	59,070,563
Iriso Electronics Co. Ltd.	46,226	1,760,022
Itochu Corp.	1,027,013	24,667,333
Kao Corp.	326,583	23,252,289
Keyence Corp.	122,944	55,794,753
KH Neochem Co. Ltd.	152,696	3,573,140
Minebea Mitsumi, Inc.	1,597,541	28,853,762
Misumi Group, Inc.	336,854	10,004,420
Murata Manufacturing Co. Ltd.	172,552	12,100,841
Nabtesco Corp.	133,555	4,989,380
Nexon Co. Ltd.	181,858	5,068,548
Nintendo Co. Ltd.	16,920	9,148,454
Nitori Holdings Co. Ltd.	129,896	26,700,991
NOF Corp.	85,700	3,220,806
Oracle Corp. Japan	63,409	6,337,101
ORIX Corp.	957,039	11,192,798
PALTAC Corp.	47,400	2,650,020
Park24 Co. Ltd.	36,700	495,738
Persol Holdings Co., Ltd.	638,644	9,673,031
Recruit Holdings Co. Ltd.	572,476	21,783,099
Relo Group, Inc.	126,700	3,040,645
Shin-Etsu Chemical Co. Ltd.	242,960	32,451,401
Shiseido Co. Ltd.	103,154	6,385,957
SMC Corp.	58,575	31,156,374
Sony Corp.	602,459	50,224,887
Tokyo Electron Ltd.	98,627	26,472,559
Tsuruha Holdings, Inc.	192,822	26,999,908
Welcia Holdings Co. Ltd.	475,904	18,651,310
Z Holdings Corp.	3,083,482	21,501,305

TOTAL JAPAN		599,145,619

Korea (South) - 1.8%
LG Chemical Ltd.	21,082	11,470,399
Samsung Electronics Co. Ltd.	517,546	25,957,699
SK Hynix, Inc.	248,335	17,578,946

TOTAL KOREA (SOUTH)		55,007,044

Luxembourg - 1.3%
B&M European Value Retail SA	4,462,065	28,024,374
Eurofins Scientific SA (a)	10,165	8,095,281
Globant SA (a)	25,685	4,638,968

TOTAL LUXEMBOURG		40,758,623

Netherlands - 5.9%
Adyen BV (a)(b)	4,825	8,109,590
ASML Holding NV	210,907	76,181,717
IMCD NV	22,300	2,583,145
JDE Peet's BV	254,700	9,077,072
Koninklijke Philips Electronics NV	617,147	28,584,259
NXP Semiconductors NV	229,257	30,977,206
Wolters Kluwer NV	334,381	27,097,015

TOTAL NETHERLANDS		182,610,004

New Zealand - 0.4%
Ryman Healthcare Group Ltd.	1,216,563	11,258,171
Norway - 1.2%
Adevinta ASA Class B (a)	753,573	11,643,039
NEL ASA (a)	1,935,653	3,665,852
Schibsted ASA (A Shares)	533,762	21,760,531

TOTAL NORWAY		37,069,422

Spain - 1.7%
Cellnex Telecom SA (b)	514,629	33,036,870
Iberdrola SA	1,669,551	19,687,481

TOTAL SPAIN		52,724,351

Sweden - 1.2%
Hexagon AB (B Shares)	237,604	17,366,902
Indutrade AB (a)	316,974	16,079,527
Svenska Handelsbanken AB (A Shares) (a)	581,413	4,711,007

TOTAL SWEDEN		38,157,436

Switzerland - 8.8%
Dufry AG (a)(c)	222,900	8,435,171
Idorsia Ltd. (a)	59,475	1,559,277
Lonza Group AG	49,189	29,804,117
Nestle SA (Reg. S)	778,060	87,514,583
Roche Holding AG (participation certificate)	242,324	77,866,343
Sika AG	171,803	42,287,951
Sonova Holding AG Class B	52,306	12,406,952
Straumann Holding AG	3,027	3,155,910
Swiss Re Ltd.	135,348	9,703,667

TOTAL SWITZERLAND		272,733,971

Taiwan - 1.1%
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	397,461	33,335,054
United Kingdom - 7.4%
AstraZeneca PLC (United Kingdom)	434,623	43,638,541
Beazley PLC	1,292,231	4,921,811
Big Yellow Group PLC	507,804	7,236,461
Compass Group PLC	452,231	6,190,024
John David Group PLC	524,138	5,032,902
London Stock Exchange Group PLC	440,702	47,506,760
Ocado Group PLC (a)	519,057	15,304,697
Prudential PLC	1,342,758	16,422,606
Reckitt Benckiser Group PLC	197,759	17,420,301
RELX PLC (Euronext N.V.)	1,318,435	26,111,438
Rentokil Initial PLC (a)	2,666,183	18,168,251
S4 Capital PLC (a)	593,700	3,076,553
Smith & Nephew PLC	741,893	12,882,334
THG Holdings Ltd.	828,339	7,078,255

TOTAL UNITED KINGDOM		230,990,934

United States of America - 4.8%
Alphabet, Inc. Class C (a)	10,673	17,301,040
Danaher Corp.	48,084	11,037,201
IQVIA Holdings, Inc. (a)	109,328	16,835,419
Marsh & McLennan Companies, Inc.	143,555	14,852,200
MasterCard, Inc. Class A	75,671	21,841,677
Microsoft Corp.	78,475	15,888,833
NICE Systems Ltd. sponsored ADR (a)	63,662	14,531,488
Regeneron Pharmaceuticals, Inc. (a)	22,621	12,295,871
Visa, Inc. Class A	126,254	22,941,614

TOTAL UNITED STATES OF AMERICA		147,525,343

TOTAL COMMON STOCKS
(Cost $2,288,404,339)		2,958,153,374

Convertible Preferred Stocks - 0.1%
United States of America - 0.1%
Rivian Automotive, Inc. Series E (d)(e)
(Cost $4,731,436)	305,451	4,731,436

Money Market Funds - 4.5%
Fidelity Cash Central Fund 0.10% (f)	131,444,787	131,471,076
Fidelity Securities Lending Cash Central Fund 0.11% (f)(g)	7,525,732	7,526,485
TOTAL MONEY MARKET FUNDS
(Cost $138,996,939)		138,997,561
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $2,432,132,714)		3,101,882,371
NET OTHER ASSETS (LIABILITIES) - 0.0%		411,320
NET ASSETS - 100%		$3,102,293,691

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $106,010,600 or 3.4% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $4,731,436 or 0.1% of net assets.

 (e) Level 3 security

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Rivian Automotive, Inc. Series E	7/10/20	$4,731,436

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$678,543
Fidelity Securities Lending Cash Central Fund	139,465
Total	$818,008

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$168,725,468	$86,818,033	$81,907,435	$--
Consumer Discretionary	349,322,332	170,461,150	174,129,746	4,731,436
Consumer Staples	267,256,826	63,832,440	203,424,386	--
Energy	52,673,992	--	52,673,992	--
Financials	373,919,943	164,287,712	209,632,231	--
Health Care	444,352,415	116,929,343	327,423,072	--
Industrials	478,603,389	267,480,317	211,123,072	--
Information Technology	522,733,161	316,709,116	206,024,045	--
Materials	176,564,647	125,848,901	50,715,746	--
Real Estate	43,714,360	40,673,715	3,040,645	--
Utilities	85,018,277	69,226,300	15,791,977	--
Money Market Funds	138,997,561	138,997,561	--	--
Total Investments in Securities:	$3,101,882,371	$1,561,264,588	$1,535,886,347	$4,731,436

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2020
Assets
Investment in securities, at value (including securities loaned of $7,272,784) — See accompanying schedule: Unaffiliated issuers (cost $2,293,135,775)	$2,962,884,810
Fidelity Central Funds (cost $138,996,939)	138,997,561
Total Investment in Securities (cost $2,432,132,714)		$3,101,882,371
Foreign currency held at value (cost $2,816,285)		2,809,862
Receivable for investments sold		8,402,341
Receivable for fund shares sold		2,846,726
Dividends receivable		6,676,276
Distributions receivable from Fidelity Central Funds		16,984
Other receivables		121,757
Total assets		3,122,756,317
Liabilities
Payable for investments purchased	$5,996,809
Payable for fund shares redeemed	2,573,424
Accrued management fee	1,662,865
Other payables and accrued expenses	2,703,050
Collateral on securities loaned	7,526,478
Total liabilities		20,462,626
Net Assets		$3,102,293,691
Net Assets consist of:
Paid in capital		$2,731,456,980
Total accumulated earnings (loss)		370,836,711
Net Assets		$3,102,293,691
Net Asset Value, offering price and redemption price per share ($3,102,293,691 ÷ 259,426,339 shares)		$11.96

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2020
Investment Income
Dividends		$40,126,584
Income from Fidelity Central Funds (including $139,465 from security lending)		818,008
Total income		40,944,592
Expenses
Management fee	$18,581,786
Independent trustees' fees and expenses	17,371
Miscellaneous	43,682
Total expenses before reductions	18,642,839
Expense reductions	(320,365)
Total expenses after reductions		18,322,474
Net investment income (loss)		22,622,118
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $15,590)	(40,714,491)
Fidelity Central Funds	5,389
Foreign currency transactions	(209,778)
Total net realized gain (loss)		(40,918,880)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $384,721)	312,405,400
Assets and liabilities in foreign currencies	251,668
Total change in net unrealized appreciation (depreciation)		312,657,068
Net gain (loss)		271,738,188
Net increase (decrease) in net assets resulting from operations		$294,360,306

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2020	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$22,622,118	$41,701,884
Net realized gain (loss)	(40,918,880)	(181,577,336)
Change in net unrealized appreciation (depreciation)	312,657,068	544,458,131
Net increase (decrease) in net assets resulting from operations	294,360,306	404,582,679
Distributions to shareholders	(49,306,224)	(29,912,287)
Share transactions
Proceeds from sales of shares	880,189,889	1,058,110,530
Reinvestment of distributions	49,306,223	29,912,287
Cost of shares redeemed	(1,049,644,657)	(692,659,826)
Net increase (decrease) in net assets resulting from share transactions	(120,148,545)	395,362,991
Total increase (decrease) in net assets	124,905,537	770,033,383
Net Assets
Beginning of period	2,977,388,154	2,207,354,771
End of period	$3,102,293,691	$2,977,388,154
Other Information
Shares
Sold	77,942,373	106,470,262
Issued in reinvestment of distributions	4,402,341	3,226,784
Redeemed	(91,540,941)	(68,929,558)
Net increase (decrease)	(9,196,227)	40,767,488

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Diversified International K6 Fund

Years ended October 31,	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$11.08	$9.69	$10.65	$10.00
Income from Investment Operations
Net investment income (loss)B	.08	.16	.18	.03C
Net realized and unrealized gain (loss)	.98	1.36	(1.12)	.62
Total from investment operations	1.06	1.52	(.94)	.65
Distributions from net investment income	(.15)	(.13)	(.02)	–
Distributions from net realized gain	(.03)	–	(.01)	–
Total distributions	(.18)	(.13)	(.02)D	–
Net asset value, end of period	$11.96	$11.08	$9.69	$10.65
Total ReturnE,F	9.70%	15.89%	(8.83)%	6.50%
Ratios to Average Net AssetsG,H
Expenses before reductions	.60%	.60%	.60%	.60%I
Expenses net of fee waivers, if any	.60%	.60%	.60%	.60%I
Expenses net of all reductions	.59%	.59%	.58%	.60%I
Net investment income (loss)	.73%	1.59%	1.67%	.64%C,I
Supplemental Data
Net assets, end of period (000 omitted)	$3,102,294	$2,977,388	$2,207,355	$296,146
Portfolio turnover rateJ	34%	48%K	48%K	27%K,L

 A For the period May 25, 2017 (commencement of operations) to October 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.01 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .58%.

 D Total distributions per share do not sum due to rounding.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Portfolio turnover rate excludes securities received or delivered in-kind.

 L Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2020

1. Organization.

Fidelity Diversified International K6 Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$746,701,728
Gross unrealized depreciation	(83,819,657)
Net unrealized appreciation (depreciation)	$662,882,071
Tax Cost	$2,439,000,300

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$20,303,504
Capital loss carryforward	$(309,865,857)
Net unrealized appreciation (depreciation) on securities and other investments	$663,102,115

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(223,481,577)
Long-term	(86,384,280)
Total capital loss carryforward	$(309,865,857)

The tax character of distributions paid was as follows:

	October 31, 2020	October 31, 2019
Ordinary Income	$49,306,223	$ 29,912,287

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Diversified International K6 Fund	1,008,802,613	1,181,952,925

Prior Fiscal Year Unaffiliated Redemptions In-Kind. During the prior period, 4,284,142 shares of the Fund were redeemed in-kind for investments and cash with a value of $45,883,165. The Fund had a net realized gain of $10,175,810 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. The Fund recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Unaffiliated Exchanges In-Kind. During the prior period, the Fund received investments and cash valued at $399,785,189 in exchange for 41,129,995 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .60% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Diversified International K6 Fund	$3,074

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Diversified International K6 Fund	$7,181

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Diversified International K6 Fund	$7,356	$–	$–

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $319,431 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $934.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Diversified International K6 Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Diversified International K6 Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and for the period from May 25, 2017 (commencement of operations) through October 31, 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from May 25, 2017 (commencement of operations) through October 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 14, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 305 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Co-Lead Independent Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Co-Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Lloyd James Austin, III (1953)

Year of Election or Appointment: 2020

Member of the Advisory Board

General Austin also serves as a Member of the Advisory Board of other Fidelity® funds. Prior to his retirement, General Austin (United States Army, Retired) held a variety of positions within the U.S. Government, including Commander, U.S. Central Command (2013-2016), Vice Chief of Staff, U.S. Army (2012-2013) and Commanding General, U.S. Forces – Iraq, Operation New Dawn (2010-2012). General Austin currently serves as a Partner of Pine Island Capital Partners (private equity, 2020-present) and as President of the Austin Strategy Group LLC (consulting, 2016-present). General Austin serves as a member of the Board of Directors of Nucor Corporation (steel products, 2017-present), as a member of the Board of Directors of Tenet Healthcare Corporation (2018-present) and as a member of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). In addition, General Austin currently serves as a member of the Board of Trustees of the Carnegie Corporation of New York (2017-present) and as a member of the Board of Trustees of Auburn University (2017-present). Previously, General Austin served as a member of the Board of Directors of United Technologies Corporation (aerospace, defense and building, 2016-2020).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2020

Member of the Advisory Board

Mr. Kennedy also serves as a Member of the Advisory Board of other Fidelity® funds. Previously, Mr. Kennedy held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2020 to October 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period-B May 1, 2020 to October 31, 2020
Fidelity Diversified International K6 Fund	.60%
Actual		$1,000.00	$1,173.70	$3.28
Hypothetical-C		$1,000.00	$1,022.12	$3.05

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund designates 4% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.1883 and $0.0156 for the dividend paid December 9, 2019.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	91,643,443,973.030	98.167
Withheld	1,711,119,384.419	1.833
TOTAL	93,354,563,357.449	100.000
Donald F. Donahue
Affirmative	91,659,003,496.045	98.184
Withheld	1,695,559,852.789	1.816
TOTAL	93,354,563,357.449	100.000
Bettina Doulton
Affirmative	91,774,146,516.145	98.307
Withheld	1,580,416,862.377	1.693
TOTAL	93,354,563,357.449	100.000
Vicki L. Fuller
Affirmative	91,845,419,368.993	98.383
Withheld	1,509,143,998.591	1.617
TOTAL	93,354,563,357.449	100.00
Patricia L. Kampling
Affirmative	91,723,732,274.457	98.253
Withheld	1,630,831,098.411	1.747
TOTAL	93,354,563,357.449	100.000
Alan J. Lacy
Affirmative	91,490,319,407.772	98.003
Withheld	1,864,243,948.299	1.997
TOTAL	93,354,563,357.449	100.000
Ned C. Lautenbach
Affirmative	91,285,367,239.075	97.784
Withheld	2,069,196,119.052	2.216
TOTAL	93,354,563,357.449	100.000
Robert A. Lawrence
Affirmative	91,556,271,429.466	98.074
Withheld	1,798,291,912.707	1.926
TOTAL	93,354,563,357.449	100.000
Joseph Mauriello
Affirmative	91,497,480,147.082	98.011
Withheld	1,857,083,211.045	1.989
TOTAL	93,354,563,357.449	100.000
Cornelia M. Small
Affirmative	91,606,808,161.438	98.128
Withheld	1,747,755,220.497	1.872
TOTAL	93,354,563,357.449	100.000
Garnett A. Smith
Affirmative	91,505,784,053.038	98.020
Withheld	1,848,779,305.090	1.980
TOTAL	93,354,563,357.449	100.000
David M. Thomas
Affirmative	91,536,969,704.881	98.053
Withheld	1,817,593,630.919	1.947
TOTAL	93,354,563,357.449	100.000
Susan Tomasky
Affirmative	91,697,125,678.165	98.225
Withheld	1,657,437,703.277	1.775
TOTAL	93,354,563,357.449	100.000
Michael E. Wiley
Affirmative	91,506,805,575.815	98.021
Withheld	1,847,757,759.985	1.979
TOTAL	93,354,563,357.449	100.000
Proposal 1 reflects trust wide proposal and voting results.

DIFK6-ANN-1220
1.9883987.103

Fidelity® International Capital Appreciation K6 Fund

Annual Report

October 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2020	Past 1 year	Life of fundA
Fidelity® International Capital Appreciation K6 Fund	13.82%	10.89%

 A From May 25, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® International Capital Appreciation K6 Fund on May 25, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

Period Ending Values
$14,267	Fidelity® International Capital Appreciation K6 Fund
$10,814	MSCI ACWI (All Country World Index) ex USA Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned -2.46% for the 12 months ending October 31, 2020, in what was a bumpy ride for non-U.S. equities, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a sharp upturn. Declared a pandemic on March 11, the crisis and containment efforts caused broad contraction in economic activity, elevated volatility and dislocation in financial markets. A historically rapid and expansive monetary- and fiscal-policy response around the world provided a partial offset to the economic disruption. Other supporting factors included resilient corporate earnings and near-term potential for a COVID-19 vaccine breakthrough. This was evident in the index’s 12.28% gain in the final six months of the year. Currency fluctuation generally boosted foreign developed-markets equities for the year, while the reverse was true for emerging-markets stocks. Late in the period, the index was pressured by a second wave of COVID-19 cases in some regions, and stretched valuations and crowded positioning in big tech. For the full year, the U.K. (-22%), Asia Pacific ex Japan (-8%), Canada (-5%) and Europe ex U.K. (-4%) notably lagged. Emerging markets (+9%) and Japan (+1%) outperformed. By sector, energy (-38%), financials and real estate (-20% each) lagged, whereas information technology (+ 25%) and communication services (+15%) topped the index.

Comments from Portfolio Manager Sammy Simnegar:  For the fiscal year ending October 31, 2020, the fund gained 13.82%, outperforming the -2.46% result of the benchmark MSCI All Country World ex US Index (Net MA). From a regional standpoint, security selection in Europe ex U.K. and out-of-benchmark exposure to the U.S. contributed to the fund's relative result. By sector, the top contributor to performance versus the benchmark was security selection in industrials. An overweighting in information technology and picks among consumer discretionary stocks also helped. Our non-benchmark stake in MercadoLibre was the portfolio's biggest individual relative contributor, driven by a 146% gain. Also bolstering performance was our outsized stake in Wuliangye Yibin, which advanced 68% and was not held at period end. Another notable relative contributor was our overweighting in Orsted (+90%), a position we established this period. In contrast, an underweighting in emerging markets – especially South Korea – along with an overweighting in Europe ex U.K., primarily driven by France, hindered the fund's relative result. By sector, the largest detractor from performance versus the benchmark was an overweighting in industrials. Weak picks in information technology also hampered the portfolio's relative performance. Further pressuring the fund's relative result was an underweighting in health care. The biggest individual relative detractor was our outsized stake in Capitec Bank Holdings, which returned -62%. This is a position that was sold the past year. Also hampering performance was our overweighting in MTU Aero Engines, which returned roughly -63% and was not held at period end. Also hurting performance was our outsized stake in Aristocrat Leisure, which returned approximately -58% and also was not held as of October 31. Notable changes in positioning include a higher allocation to United States and China. By sector, meaningful changes in positioning include a lower allocation to consumer staples and financials.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2020
United States of America*	13.6%
Cayman Islands	12.6%
Japan	10.8%
France	8.0%
Switzerland	6.9%
Germany	6.0%
Netherlands	4.8%
Korea (South)	4.7%
United Kingdom	4.7%
Other	27.9%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2020

% of fund's net assets
Stocks	99.6
Short-Term Investments and Net Other Assets (Liabilities)	0.4

Top Ten Stocks as of October 31, 2020

% of fund's net assets
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	3.5
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	2.9
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	2.5
Nestle SA (Reg. S) (Switzerland, Food Products)	2.3
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	2.0
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	1.5
Meituan Class B (Cayman Islands, Internet & Direct Marketing Retail)	1.5
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	1.4
Reliance Industries Ltd. (India, Oil, Gas & Consumable Fuels)	1.4
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	1.4
20.4

Top Market Sectors as of October 31, 2020

% of fund's net assets
Information Technology	21.1
Consumer Discretionary	17.5
Industrials	15.2
Communication Services	11.3
Health Care	8.0
Financials	6.2
Consumer Staples	6.0
Utilities	5.6
Materials	5.6
Real Estate	1.7

Schedule of Investments October 31, 2020

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value
Bailiwick of Jersey - 1.7%
Experian PLC	182,779	$6,695,907
Ferguson PLC	64,000	6,356,542

TOTAL BAILIWICK OF JERSEY		13,052,449

Bermuda - 0.8%
IHS Markit Ltd.	74,800	6,049,076
Canada - 4.5%
Canadian National Railway Co.	80,939	8,040,439
Canadian Pacific Railway Ltd.	24,276	7,254,557
Constellation Software, Inc.	6,169	6,475,945
Thomson Reuters Corp.	83,000	6,452,856
Waste Connection, Inc. (Canada)	59,900	5,937,397

TOTAL CANADA		34,161,194

Cayman Islands - 12.6%
Alibaba Group Holding Ltd. sponsored ADR (a)	87,667	26,711,258
JD.com, Inc. sponsored ADR (a)	109,000	8,885,680
Meituan Class B (a)	302,100	11,230,599
NetEase, Inc. ADR	80,100	6,951,879
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	43,924	7,044,531
Sea Ltd. ADR (a)	38,000	5,992,600
Shenzhou International Group Holdings Ltd.	382,600	6,608,209
Tencent Holdings Ltd.	294,500	22,501,465

TOTAL CAYMAN ISLANDS		95,926,221

China - 0.8%
Kweichow Moutai Co. Ltd. (A Shares)	25,500	6,378,241
Denmark - 3.1%
DSV Panalpina A/S	45,700	7,399,797
Novo Nordisk A/S Series B	143,700	9,163,125
ORSTED A/S (b)	45,100	7,158,002

TOTAL DENMARK		23,720,924

France - 8.0%
Air Liquide SA	56,670	8,283,090
Dassault Systemes SA	38,526	6,575,597
Hermes International SCA	7,391	6,877,735
Kering SA	11,470	6,926,401
L'Oreal SA	25,929	8,379,877
LVMH Moet Hennessy Louis Vuitton SE	23,063	10,810,727
SR Teleperformance SA	21,241	6,375,068
Worldline SA (a)(b)	86,700	6,426,059

TOTAL FRANCE		60,654,554

Germany - 6.0%
Delivery Hero AG (a)(b)	58,400	6,718,577
Deutsche Borse AG	38,800	5,709,557
Infineon Technologies AG	253,700	7,063,308
Merck KGaA	43,900	6,500,942
RWE AG	182,300	6,749,516
Symrise AG	47,408	5,844,373
Vonovia SE	113,400	7,240,149

TOTAL GERMANY		45,826,422

Hong Kong - 2.2%
AIA Group Ltd.	994,600	9,465,784
Techtronic Industries Co. Ltd.	533,000	7,108,958

TOTAL HONG KONG		16,574,742

India - 2.3%
HDFC Bank Ltd.	422,014	6,699,534
Reliance Industries Ltd.	382,300	10,536,272

TOTAL INDIA		17,235,806

Indonesia - 0.9%
PT Bank Central Asia Tbk	3,371,300	6,633,558
Ireland - 1.7%
Flutter Entertainment PLC (Ireland)	42,100	7,332,700
Linde PLC	27,100	5,971,214

TOTAL IRELAND		13,303,914

Italy - 1.1%
Enel SpA	1,040,700	8,274,091
Japan - 10.8%
Daikin Industries Ltd.	40,100	7,504,044
Hoya Corp.	66,900	7,550,129
Keyence Corp.	18,764	8,515,525
Nitori Holdings Co. Ltd.	31,350	6,444,202
Olympus Corp.	343,000	6,566,420
Recruit Holdings Co. Ltd.	193,900	7,378,026
SMC Corp.	12,300	6,542,440
Sony Corp.	123,000	10,254,077
Tokyo Electron Ltd.	28,400	7,622,869
Unicharm Corp.	145,300	6,723,162
Z Holdings Corp.	966,600	6,740,160

TOTAL JAPAN		81,841,054

Korea (South) - 4.7%
LG Chemical Ltd.	12,677	6,897,365
NAVER Corp.	26,980	6,888,253
Samsung Electronics Co. Ltd.	309,350	15,515,556
Samsung SDI Co. Ltd.	17,110	6,725,462

TOTAL KOREA (SOUTH)		36,026,636

Luxembourg - 0.8%
Spotify Technology SA (a)	25,200	6,045,228
Netherlands - 4.8%
ASML Holding NV (Netherlands)	31,920	11,548,755
Ferrari NV	34,900	6,224,979
Takeaway.com Holding BV (a)(b)	54,800	6,096,356
Wolters Kluwer NV	78,800	6,385,664
Yandex NV Series A (a)(c)	115,300	6,637,821

TOTAL NETHERLANDS		36,893,575

Portugal - 0.8%
Energias de Portugal SA	1,271,699	6,267,948
Spain - 2.0%
Cellnex Telecom SA (b)	110,506	7,093,989
Iberdrola SA	699,899	8,253,266

TOTAL SPAIN		15,347,255

Sweden - 2.7%
Atlas Copco AB (A Shares)	163,300	7,210,349
Hexagon AB (B Shares)	95,059	6,948,033
Swedish Match Co. AB	88,000	6,631,844

TOTAL SWEDEN		20,790,226

Switzerland - 6.9%
Alcon, Inc. (Switzerland) (a)	110,270	6,265,409
Givaudan SA	1,620	6,600,491
Lonza Group AG	12,632	7,653,858
Nestle SA (Reg. S)	156,590	17,612,920
Partners Group Holding AG	7,138	6,434,670
Sika AG	32,330	7,957,774

TOTAL SWITZERLAND		52,525,122

Taiwan - 2.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	1,255,000	18,984,092
United Kingdom - 4.7%
Ashtead Group PLC	179,600	6,514,810
AstraZeneca PLC (United Kingdom)	103,600	10,402,010
Atlassian Corp. PLC (a)	32,100	6,151,002
Aveva Group PLC	98,500	5,474,330
London Stock Exchange Group PLC	64,147	6,914,913

TOTAL UNITED KINGDOM		35,457,065

United States of America - 13.2%
Adobe, Inc. (a)	13,100	5,857,010
Alphabet, Inc. Class A (a)	3,700	5,979,607
American Tower Corp.	25,400	5,833,110
Autodesk, Inc. (a)	24,900	5,864,946
Charter Communications, Inc. Class A (a)	9,800	5,917,436
MasterCard, Inc. Class A	20,309	5,861,990
MercadoLibre, Inc. (a)	5,000	6,070,250
Microsoft Corp.	28,400	5,750,148
Netflix, Inc. (a)	12,000	5,708,880
NextEra Energy, Inc.	81,320	5,953,437
NICE Systems Ltd. sponsored ADR (a)	30,155	6,883,180
NVIDIA Corp.	10,900	5,464,824
Roper Technologies, Inc.	16,400	6,089,976
S&P Global, Inc.	17,200	5,550,956
SolarEdge Technologies, Inc. (a)	21,300	5,488,797
Thermo Fisher Scientific, Inc.	12,700	6,008,624
Visa, Inc. Class A	33,181	6,029,320

TOTAL UNITED STATES OF AMERICA		100,312,491

TOTAL COMMON STOCKS
(Cost $611,856,022)		758,281,884

Money Market Funds - 2.0%
Fidelity Cash Central Fund 0.10% (d)	14,001,031	14,003,831
Fidelity Securities Lending Cash Central Fund 0.11% (d)(e)	1,018,123	1,018,225
TOTAL MONEY MARKET FUNDS
(Cost $15,022,056)		15,022,056
TOTAL INVESTMENT IN SECURITIES - 101.6%
(Cost $626,878,078)		773,303,940
NET OTHER ASSETS (LIABILITIES) - (1.6)%		(12,343,986)
NET ASSETS - 100%		$760,959,954

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $33,492,983 or 4.4% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$55,128
Fidelity Securities Lending Cash Central Fund	19,022
Total	$74,150

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$86,457,318	$50,327,440	$36,129,878	$--
Consumer Discretionary	134,236,281	106,727,275	27,509,006	--
Consumer Staples	45,726,044	6,631,844	39,094,200	--
Energy	10,536,272	--	10,536,272	--
Financials	47,408,972	17,695,183	29,713,789	--
Health Care	60,110,517	18,774,975	41,335,542	--
Industrials	115,295,906	80,818,947	34,476,959	--
Information Technology	161,226,748	85,251,181	75,975,567	--
Materials	41,554,307	34,656,942	6,897,365	--
Real Estate	13,073,259	13,073,259	--	--
Utilities	42,656,260	34,382,169	8,274,091	--
Money Market Funds	15,022,056	15,022,056	--	--
Total Investments in Securities:	$773,303,940	$463,361,271	$309,942,669	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2020
Assets
Investment in securities, at value (including securities loaned of $972,933) — See accompanying schedule: Unaffiliated issuers (cost $611,856,022)	$758,281,884
Fidelity Central Funds (cost $15,022,056)	15,022,056
Total Investment in Securities (cost $626,878,078)		$773,303,940
Cash		2
Foreign currency held at value (cost $575,088)		575,129
Receivable for investments sold		5,587,656
Receivable for fund shares sold		1,251,317
Dividends receivable		950,092
Distributions receivable from Fidelity Central Funds		1,503
Other receivables		83,188
Total assets		781,752,827
Liabilities
Payable for investments purchased	$18,577,650
Payable for fund shares redeemed	553,974
Accrued management fee	429,150
Other payables and accrued expenses	213,874
Collateral on securities loaned	1,018,225
Total liabilities		20,792,873
Net Assets		$760,959,954
Net Assets consist of:
Paid in capital		$627,721,681
Total accumulated earnings (loss)		133,238,273
Net Assets		$760,959,954
Net Asset Value, offering price and redemption price per share ($760,959,954 ÷ 54,395,326 shares)		$13.99

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2020
Investment Income
Dividends		$8,879,953
Income from Fidelity Central Funds (including $19,022 from security lending)		74,150
Income before foreign taxes withheld		8,954,103
Less foreign taxes withheld		(939,070)
Total income		8,015,033
Expenses
Management fee	$4,218,397
Independent trustees' fees and expenses	3,508
Interest	378
Miscellaneous	11,142
Total expenses before reductions	4,233,425
Expense reductions	(249,038)
Total expenses after reductions		3,984,387
Net investment income (loss)		4,030,646
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,537,514)
Fidelity Central Funds	2,567
Foreign currency transactions	(133,143)
Total net realized gain (loss)		(1,668,090)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $147,482)	77,763,069
Assets and liabilities in foreign currencies	29,659
Total change in net unrealized appreciation (depreciation)		77,792,728
Net gain (loss)		76,124,638
Net increase (decrease) in net assets resulting from operations		$80,155,284

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2020	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,030,646	$4,987,231
Net realized gain (loss)	(1,668,090)	(470,723)
Change in net unrealized appreciation (depreciation)	77,792,728	81,046,964
Net increase (decrease) in net assets resulting from operations	80,155,284	85,563,472
Distributions to shareholders	(5,098,696)	(2,841,028)
Share transactions
Proceeds from sales of shares	369,557,628	176,361,634
Reinvestment of distributions	5,098,696	2,841,028
Cost of shares redeemed	(213,105,501)	(98,535,277)
Net increase (decrease) in net assets resulting from share transactions	161,550,823	80,667,385
Total increase (decrease) in net assets	236,607,411	163,389,829
Net Assets
Beginning of period	524,352,543	360,962,714
End of period	$760,959,954	$524,352,543
Other Information
Shares
Sold	28,359,441	15,318,074
Issued in reinvestment of distributions	398,647	283,819
Redeemed	(16,664,986)	(8,785,472)
Net increase (decrease)	12,093,102	6,816,421

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity International Capital Appreciation K6 Fund

Years ended October 31,	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$12.40	$10.17	$11.01	$10.00
Income from Investment Operations
Net investment income (loss)B	.08	.13C	.11	.02
Net realized and unrealized gain (loss)	1.62	2.18	(.92)	.99
Total from investment operations	1.70	2.31	(.81)	1.01
Distributions from net investment income	(.11)	(.08)	(.02)	–
Distributions from net realized gain	–	–	(.01)	–
Total distributions	(.11)	(.08)	(.03)	–
Net asset value, end of period	$13.99	$12.40	$10.17	$11.01
Total ReturnD,E	13.82%	22.90%	(7.36)%	10.10%
Ratios to Average Net AssetsF,G
Expenses before reductions	.65%	.65%	.65%	.65%H
Expenses net of fee waivers, if any	.65%	.65%	.65%	.65%H
Expenses net of all reductions	.61%	.63%	.58%	.65%H
Net investment income (loss)	.62%	1.16%C	.99%	.51%H
Supplemental Data
Net assets, end of period (000 omitted)	$760,960	$524,353	$360,963	$175,404
Portfolio turnover rateI	138%	144%J	158%J	81%J,K

 A For the period May 25, 2017 (commencement of operations) to October 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Such dividends are not annualized in the ratio of net investment income (loss) to average net assets. Excluding such non-recurring dividend(s) the ratio of net investment income (loss) to average net assets would have been .75%.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2020

1. Organization.

Fidelity International Capital Appreciation K6 Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes,capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$153,369,416
Gross unrealized depreciation	(9,027,925)
Net unrealized appreciation (depreciation)	$144,341,491
Tax Cost	$628,962,449

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$3,566,153
Capital loss carryforward	$(14,493,932)
Net unrealized appreciation (depreciation) on securities and other investments	$144,379,925

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(14,493,932)

The tax character of distributions paid was as follows:

	October 31, 2020	October 31, 2019
Ordinary Income	$5,098,696	$ 2,841,028

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity International Capital Appreciation K6 Fund	1,050,339,350	879,612,138

Prior Fiscal Year Unaffiliated Exchanges In-Kind. During the prior period, the Fund received investments and cash valued at $9,668,871 in exchange for 873,449 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .65% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity International Capital Appreciation K6 Fund	$4,589

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity International Capital Appreciation K6 Fund	Borrower	$4,249,500.53%		$378

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity International Capital Appreciation K6 Fund	$1,462

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity International Capital Appreciation K6 Fund	$28	$–	$–

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $249,024 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $14.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Capital Appreciation K6 Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity International Capital Appreciation K6 Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and for the period from May 25, 2017 (commencement of operations) through October 31 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from May 25, 2017 (commencement of operations) through October 31 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 14, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 305 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Co-Lead Independent Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Co-Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Lloyd James Austin, III (1953)

Year of Election or Appointment: 2020

Member of the Advisory Board

General Austin also serves as a Member of the Advisory Board of other Fidelity® funds. Prior to his retirement, General Austin (United States Army, Retired) held a variety of positions within the U.S. Government, including Commander, U.S. Central Command (2013-2016), Vice Chief of Staff, U.S. Army (2012-2013) and Commanding General, U.S. Forces – Iraq, Operation New Dawn (2010-2012). General Austin currently serves as a Partner of Pine Island Capital Partners (private equity, 2020-present) and as President of the Austin Strategy Group LLC (consulting, 2016-present). General Austin serves as a member of the Board of Directors of Nucor Corporation (steel products, 2017-present), as a member of the Board of Directors of Tenet Healthcare Corporation (2018-present) and as a member of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). In addition, General Austin currently serves as a member of the Board of Trustees of the Carnegie Corporation of New York (2017-present) and as a member of the Board of Trustees of Auburn University (2017-present). Previously, General Austin served as a member of the Board of Directors of United Technologies Corporation (aerospace, defense and building, 2016-2020).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2020

Member of the Advisory Board

Mr. Kennedy also serves as a Member of the Advisory Board of other Fidelity® funds. Previously, Mr. Kennedy held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2020 to October 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period-B May 1, 2020 to October 31, 2020
Fidelity International Capital Appreciation K6 Fund	.65%
Actual		$1,000.00	$1,208.10	$3.61
Hypothetical-C		$1,000.00	$1,021.87	$3.30

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund designates 8% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.1252 and $0.0122 for the dividend paid December 16, 2019.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	91,643,443,973.030	98.167
Withheld	1,711,119,384.419	1.833
TOTAL	93,354,563,357.449	100.000
Donald F. Donahue
Affirmative	91,659,003,496.045	98.184
Withheld	1,695,559,852.789	1.816
TOTAL	93,354,563,357.449	100.000
Bettina Doulton
Affirmative	91,774,146,516.145	98.307
Withheld	1,580,416,862.377	1.693
TOTAL	93,354,563,357.449	100.000
Vicki L. Fuller
Affirmative	91,845,419,368.993	98.383
Withheld	1,509,143,998.591	1.617
TOTAL	93,354,563,357.449	100.00
Patricia L. Kampling
Affirmative	91,723,732,274.457	98.253
Withheld	1,630,831,098.411	1.747
TOTAL	93,354,563,357.449	100.000
Alan J. Lacy
Affirmative	91,490,319,407.772	98.003
Withheld	1,864,243,948.299	1.997
TOTAL	93,354,563,357.449	100.000
Ned C. Lautenbach
Affirmative	91,285,367,239.075	97.784
Withheld	2,069,196,119.052	2.216
TOTAL	93,354,563,357.449	100.000
Robert A. Lawrence
Affirmative	91,556,271,429.466	98.074
Withheld	1,798,291,912.707	1.926
TOTAL	93,354,563,357.449	100.000
Joseph Mauriello
Affirmative	91,497,480,147.082	98.011
Withheld	1,857,083,211.045	1.989
TOTAL	93,354,563,357.449	100.000
Cornelia M. Small
Affirmative	91,606,808,161.438	98.128
Withheld	1,747,755,220.497	1.872
TOTAL	93,354,563,357.449	100.000
Garnett A. Smith
Affirmative	91,505,784,053.038	98.020
Withheld	1,848,779,305.090	1.980
TOTAL	93,354,563,357.449	100.000
David M. Thomas
Affirmative	91,536,969,704.881	98.053
Withheld	1,817,593,630.919	1.947
TOTAL	93,354,563,357.449	100.000
Susan Tomasky
Affirmative	91,697,125,678.165	98.225
Withheld	1,657,437,703.277	1.775
TOTAL	93,354,563,357.449	100.000
Michael E. Wiley
Affirmative	91,506,805,575.815	98.021
Withheld	1,847,757,759.985	1.979
TOTAL	93,354,563,357.449	100.000
Proposal 1 reflects trust wide proposal and voting results.

IVFK6-ANN-1220
1.9883991.103

Fidelity® Series Canada Fund

Annual Report

October 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2020	Past 1 year	Life of fundA
Fidelity® Series Canada Fund	(8.22)%	1.06%

 A From August 15, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Canada Fund on August 15, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Canada Index performed over the same period.

Period Ending Values
$10,346	Fidelity® Series Canada Fund
$10,553	MSCI Canada Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned -2.46% for the 12 months ending October 31, 2020, in what was a bumpy ride for non-U.S. equities, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a sharp upturn. Declared a pandemic on March 11, the crisis and containment efforts caused broad contraction in economic activity, elevated volatility and dislocation in financial markets. A historically rapid and expansive monetary- and fiscal-policy response around the world provided a partial offset to the economic disruption. Other supporting factors included resilient corporate earnings and near-term potential for a COVID-19 vaccine breakthrough. This was evident in the index’s 12.28% gain in the final six months of the year. Currency fluctuation generally boosted foreign developed-markets equities for the year, while the reverse was true for emerging-markets stocks. Late in the period, the index was pressured by a second wave of COVID-19 cases in some regions, and stretched valuations and crowded positioning in big tech. For the full year, the U.K. (-22%), Asia Pacific ex Japan (-8%), Canada (-5%) and Europe ex U.K. (-4%) notably lagged. Emerging markets (+9%) and Japan (+1%) outperformed. By sector, energy (-38%), financials and real estate (-20% each) lagged, whereas information technology (+ 25%) and communication services (+15%) topped the index.

Comments from Portfolio Manager Ryan Oldham:  For the fiscal year ending October 31, 2020, the fund returned -8.22%, trailing the -5.74% result of the benchmark MSCI Canada Index (Net MA). By sector, security selection and underweighting in information technology, primarily within the software & services industry, detracted notably from the fund’s relative result. Stock selection in energy and financials also hurt on a relative basis. Largely avoiding benchmark heavyweight Shopify (+193%), a stake we established late in the period, detracted more than any other individual position. Avoiding benchmark component Barrick Gold (+55%) and maintaining an outsized stake in Suncor Energy (-61%) hurt the relative return as well. We increased the fund’s Suncor position by period end. Conversely, positioning in industrials and health care, as well as an average overweighting in the consumer discretionary sector, contributed on a relative basis. Looking at individual stocks, overweighting Wheaton Precious Metals (+65%) and Canadian Pacific Railway (+33%) added considerable value, and we increased the fund’s stake in each of these holdings by October 31.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2020
Canada	98.8%
United States of America*	1.2%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2020

% of fund's net assets
Stocks	98.6
Bonds	0.2
Short-Term Investments and Net Other Assets (Liabilities)	1.2

Top Ten Stocks as of October 31, 2020

% of fund's net assets
The Toronto-Dominion Bank (Banks)	9.6
Canadian Pacific Railway Ltd. (Road & Rail)	7.3
Alimentation Couche-Tard, Inc. Class B (sub. vtg.) (Food & Staples Retailing)	5.2
Royal Bank of Canada (Banks)	5.1
Wheaton Precious Metals Corp. (Metals & Mining)	4.7
Bank of Montreal (Banks)	4.3
Sun Life Financial, Inc. (Insurance)	4.1
Brookfield Asset Management, Inc. (Canada) Class A (Capital Markets)	3.9
Enbridge, Inc. (Oil, Gas & Consumable Fuels)	3.8
Franco-Nevada Corp. (Metals & Mining)	3.6
51.6

Top Market Sectors as of October 31, 2020

% of fund's net assets
Financials	32.4
Industrials	13.9
Materials	13.7
Energy	11.0
Information Technology	9.1
Consumer Staples	7.8
Consumer Discretionary	5.0
Communication Services	4.9
Real Estate	0.5
Health Care	0.5

Market Sectors may include more than one industry category.
The Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Canadian market. As of October 31, 2020, the Fund did not have more than 25% of its total assets invested in any one industry.

Schedule of Investments October 31, 2020

Showing Percentage of Net Assets

Common Stocks - 98.6%
		Shares	Value
COMMUNICATION SERVICES - 4.7%
Diversified Telecommunication Services - 2.6%
TELUS Corp.		5,826,900	$99,629,800
Wireless Telecommunication Services - 2.1%
Rogers Communications, Inc. Class B (non-vtg.)		2,048,000	83,192,794

TOTAL COMMUNICATION SERVICES			182,822,594

CONSUMER DISCRETIONARY - 5.0%
Hotels, Restaurants & Leisure - 2.0%
Restaurant Brands International, Inc.		1,458,600	75,792,898
Multiline Retail - 2.2%
Dollarama, Inc.		2,465,600	84,907,099
Specialty Retail - 0.0%
Diversified Royalty Corp.		612,700	813,990
Textiles, Apparel & Luxury Goods - 0.8%
Canada Goose Holdings, Inc. (a)(b)		436,883	13,624,926
Gildan Activewear, Inc.		895,300	18,547,084
			32,172,010

TOTAL CONSUMER DISCRETIONARY			193,685,997

CONSUMER STAPLES - 7.8%
Beverages - 0.1%
Guru Beverages rights (a)(c)		1,241,400	5,078,158
Food & Staples Retailing - 7.5%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)		6,614,100	203,690,252
George Weston Ltd.		877,100	61,508,259
North West Co., Inc.		1,170,200	28,853,164
			294,051,675
Personal Products - 0.2%
Jamieson Wellness, Inc.		214,400	6,202,039

TOTAL CONSUMER STAPLES			305,331,872

ENERGY - 11.0%
Energy Equipment & Services - 0.2%
Computer Modelling Group Ltd.		2,492,800	8,850,067
Oil, Gas & Consumable Fuels - 10.8%
Canadian Natural Resources Ltd.		6,973,600	110,966,239
Enbridge, Inc.		5,363,000	147,771,320
Parkland Corp.		1,145,600	27,980,053
PrairieSky Royalty Ltd.		9,720,100	59,606,107
Suncor Energy, Inc.		6,826,600	77,012,533
			423,336,252

TOTAL ENERGY			432,186,319

FINANCIALS - 32.4%
Banks - 21.1%
Bank of Montreal (b)		2,837,700	168,967,005
Bank of Nova Scotia		2,003,300	83,226,492
Royal Bank of Canada		2,840,300	198,605,680
The Toronto-Dominion Bank		8,474,130	373,871,772
			824,670,949
Capital Markets - 3.9%
Brookfield Asset Management, Inc. (Canada) Class A		5,104,500	151,682,921
Insurance - 7.4%
Fairfax Financial Holdings Ltd. (sub. vtg.)		185,800	48,843,798
Intact Financial Corp.		765,400	79,062,034
Sun Life Financial, Inc.		4,070,300	161,950,464
			289,856,296

TOTAL FINANCIALS			1,266,210,166

HEALTH CARE - 0.5%
Health Care Providers & Services - 0.5%
Andlauer Healthcare Group, Inc.		555,700	17,768,386
INDUSTRIALS - 13.9%
Commercial Services & Supplies - 1.5%
GFL Environmental, Inc.		3,127,314	59,856,785
Professional Services - 2.1%
Thomson Reuters Corp.		1,071,000	83,265,166
Road & Rail - 10.3%
Canadian National Railway Co.		1,190,200	118,233,859
Canadian Pacific Railway Ltd.		948,165	283,346,403
			401,580,262

TOTAL INDUSTRIALS			544,702,213

INFORMATION TECHNOLOGY - 9.1%
IT Services - 4.6%
CGI Group, Inc. Class A (sub. vtg.) (a)		1,290,300	80,063,875
Shopify, Inc. Class A (a)		111,200	102,513,830
			182,577,705
Software - 4.5%
Absolute Software Corp.		434,300	4,898,904
Constellation Software, Inc.		71,200	74,742,632
Dye & Durham Ltd. (a)		657,800	10,862,118
Dye & Durham Ltd.		550,500	8,181,265
Open Text Corp.		2,075,500	76,255,892
			174,940,811

TOTAL INFORMATION TECHNOLOGY			357,518,516

MATERIALS - 13.7%
Chemicals - 2.7%
Nutrien Ltd.		2,611,978	106,180,837
Containers & Packaging - 1.4%
CCL Industries, Inc. Class B		1,423,100	54,262,163
Metals & Mining - 9.5%
Agnico Eagle Mines Ltd. (Canada)		292,000	23,115,845
Franco-Nevada Corp.		1,036,666	141,295,638
Lundin Mining Corp.		3,425,100	20,695,080
OceanaGold Corp. (a)		3,319,500	4,335,307
Wheaton Precious Metals Corp.		3,987,700	182,997,807
			372,439,677
Paper & Forest Products - 0.1%
Western Forest Products, Inc.		6,196,300	3,999,713

TOTAL MATERIALS			536,882,390

REAL ESTATE - 0.5%
Equity Real Estate Investment Trusts (REITs) - 0.4%
Allied Properties (REIT)		694,600	16,844,949
Real Estate Management & Development - 0.1%
Colliers International Group, Inc.		46,300	3,279,192
Information Services Corp.		81,800	1,150,591
			4,429,783

TOTAL REAL ESTATE			21,274,732

TOTAL COMMON STOCKS
(Cost $4,052,514,130)			3,858,383,185
		Principal Amount	Value

Convertible Bonds - 0.2%
COMMUNICATION SERVICES - 0.2%
Entertainment - 0.2%
Cineplex, Inc. 5.75% 9/30/25 (Cost $10,094,179)(d)	CAD	15,840,000	10,114,154
		Shares	Value

Money Market Funds - 5.2%
Fidelity Cash Central Fund 0.10% (e)		15,254,895	15,257,946
Fidelity Securities Lending Cash Central Fund 0.11% (e)(f)		186,774,478	186,793,155
TOTAL MONEY MARKET FUNDS
(Cost $202,051,101)			202,051,101
TOTAL INVESTMENT IN SECURITIES - 104.0%
(Cost $4,264,659,410)			4,070,548,440
NET OTHER ASSETS (LIABILITIES) - (4.0)%			(156,131,736)
NET ASSETS - 100%			$3,914,416,704

Currency Abbreviations

CAD – Canadian dollar

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $5,078,158 or 0.1% of net assets.

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $10,114,154 or 0.3% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Guru Beverages rights	9/25/20	$5,054,258

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$281,519
Fidelity Securities Lending Cash Central Fund	468,633
Total	$750,152

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$182,822,594	$182,822,594	$--	$--
Consumer Discretionary	193,685,997	193,685,997	--	--
Consumer Staples	305,331,872	300,253,714	5,078,158	--
Energy	432,186,319	432,186,319	--	--
Financials	1,266,210,166	1,266,210,166	--	--
Health Care	17,768,386	17,768,386	--	--
Industrials	544,702,213	544,702,213	--	--
Information Technology	357,518,516	349,337,251	8,181,265	--
Materials	536,882,390	536,882,390	--	--
Real Estate	21,274,732	21,274,732	--	--
Corporate Bonds	10,114,154	--	10,114,154	--
Money Market Funds	202,051,101	202,051,101	--	--
Total Investments in Securities:	$4,070,548,440	$4,047,174,863	$23,373,577	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2020
Assets
Investment in securities, at value (including securities loaned of $174,021,108) — See accompanying schedule: Unaffiliated issuers (cost $4,062,608,309)	$3,868,497,339
Fidelity Central Funds (cost $202,051,101)	202,051,101
Total Investment in Securities (cost $4,264,659,410)		$4,070,548,440
Foreign currency held at value (cost $249,762)		249,762
Receivable for investments sold		69
Receivable for fund shares sold		24,292,705
Dividends receivable		8,464,110
Interest receivable		59,935
Distributions receivable from Fidelity Central Funds		69,257
Other receivables		3,906
Total assets		4,103,688,184
Liabilities
Payable for investments purchased	$406,837
Payable for fund shares redeemed	2,053,901
Other payables and accrued expenses	19,358
Collateral on securities loaned	186,791,384
Total liabilities		189,271,480
Net Assets		$3,914,416,704
Net Assets consist of:
Paid in capital		$4,100,380,887
Total accumulated earnings (loss)		(185,964,183)
Net Assets		$3,914,416,704
Net Asset Value, offering price and redemption price per share ($3,914,416,704 ÷ 400,455,548 shares)		$9.77

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2020
Investment Income
Dividends		$101,721,520
Interest		34,672
Income from Fidelity Central Funds (including $468,633 from security lending)		750,152
Income before foreign taxes withheld		102,506,344
Less foreign taxes withheld		(15,530,459)
Total income		86,975,885
Expenses
Custodian fees and expenses	$39,038
Independent trustees' fees and expenses	16,652
Miscellaneous	7,033
Total expenses before reductions	62,723
Expense reductions	(49)
Total expenses after reductions		62,674
Net investment income (loss)		86,913,211
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(54,379,121)
Fidelity Central Funds	3,960
Foreign currency transactions	(964,506)
Total net realized gain (loss)		(55,339,667)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(267,462,391)
Fidelity Central Funds	(860)
Assets and liabilities in foreign currencies	(6,538)
Total change in net unrealized appreciation (depreciation)		(267,469,789)
Net gain (loss)		(322,809,456)
Net increase (decrease) in net assets resulting from operations		$(235,896,245)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2020	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$86,913,211	$41,988,284
Net realized gain (loss)	(55,339,667)	(6,690,586)
Change in net unrealized appreciation (depreciation)	(267,469,789)	133,899,488
Net increase (decrease) in net assets resulting from operations	(235,896,245)	169,197,186
Distributions to shareholders	(44,416,051)	(33,015,477)
Share transactions
Proceeds from sales of shares	2,526,093,509	499,980,643
Reinvestment of distributions	44,268,692	33,015,477
Cost of shares redeemed	(292,042,287)	(138,267,378)
Net increase (decrease) in net assets resulting from share transactions	2,278,319,914	394,728,742
Total increase (decrease) in net assets	1,998,007,618	530,910,451
Net Assets
Beginning of period	1,916,409,086	1,385,498,635
End of period	$3,914,416,704	$1,916,409,086
Other Information
Shares
Sold	248,580,533	47,300,568
Issued in reinvestment of distributions	4,017,123	3,482,645
Redeemed	(28,144,989)	(13,464,835)
Net increase (decrease)	224,452,667	37,318,378

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Canada Fund

Years ended October 31,	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$10.89	$9.99	$10.66	$10.00
Income from Investment Operations
Net investment income (loss)B	.27	.27	.26	.06
Net realized and unrealized gain (loss)	(1.14)	.86	(.81)	.60
Total from investment operations	(.87)	1.13	(.55)	.66
Distributions from net investment income	(.25)	(.23)	(.10)	–
Distributions from net realized gain	–	–	(.02)	–
Total distributions	(.25)	(.23)	(.12)	–
Net asset value, end of period	$9.77	$10.89	$9.99	$10.66
Total ReturnC,D	(8.22)%	11.62%	(5.26)%	6.60%
Ratios to Average Net AssetsE,F
Expenses before reductionsG	-%	-%	-%	- %H
Expenses net of fee waivers, if anyG	-%	-%	-%	- %H
Expenses net of all reductionsG	-%	-%	-%	- %H
Net investment income (loss)	2.70%	2.63%	2.42%	2.62%H
Supplemental Data
Net assets, end of period (000 omitted)	$3,914,417	$1,916,409	$1,385,499	$1,476,967
Portfolio turnover rateI	14%	12%J	36%	3%K

 A For the period August 15, 2017 (commencement of operations) to October 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount represents less than .005%.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2020

1. Organization.

Fidelity Series Canada Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds and Fidelity managed 529 plans. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$393,945,169
Gross unrealized depreciation	(600,064,613)
Net unrealized appreciation (depreciation)	$(206,119,444)
Tax Cost	$4,276,667,884

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$76,263,862
Capital loss carryforward	$(56,078,326)
Net unrealized appreciation (depreciation) on securities and other investments	$(206,149,717)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(14,574,722)
Long-term	(41,503,604)
Total capital loss carryforward	$(56,078,326)

The tax character of distributions paid was as follows:

	October 31, 2020	October 31, 2019
Ordinary Income	$44,416,051	$ 33,015,477

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Canada Fund	2,744,994,964	449,470,189

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Series Canada Fund	$192

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Affiliated Exchanges In-Kind. During the prior period, the Fund received investments and cash valued at $69,285,091 in exchange for 6,362,267 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Series Canada Fund	$6,968

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Series Canada Fund	$63	$–	$–

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $49.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Series Canada Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Series Canada Fund (one of the funds constituting Fidelity Investment Trust, referred to hereafter as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the three years in the period ended October 31, 2020 and for the period August 15, 2017 (commencement of operations) through October 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the three years in the period ended October 31, 2020 and for the period August 15, 2017 (commencement of operations) through October 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 15, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 305 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Co-Lead Independent Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Co-Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Lloyd James Austin, III (1953)

Year of Election or Appointment: 2020

Member of the Advisory Board

General Austin also serves as a Member of the Advisory Board of other Fidelity® funds. Prior to his retirement, General Austin (United States Army, Retired) held a variety of positions within the U.S. Government, including Commander, U.S. Central Command (2013-2016), Vice Chief of Staff, U.S. Army (2012-2013) and Commanding General, U.S. Forces – Iraq, Operation New Dawn (2010-2012). General Austin currently serves as a Partner of Pine Island Capital Partners (private equity, 2020-present) and as President of the Austin Strategy Group LLC (consulting, 2016-present). General Austin serves as a member of the Board of Directors of Nucor Corporation (steel products, 2017-present), as a member of the Board of Directors of Tenet Healthcare Corporation (2018-present) and as a member of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). In addition, General Austin currently serves as a member of the Board of Trustees of the Carnegie Corporation of New York (2017-present) and as a member of the Board of Trustees of Auburn University (2017-present). Previously, General Austin served as a member of the Board of Directors of United Technologies Corporation (aerospace, defense and building, 2016-2020).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2020

Member of the Advisory Board

Mr. Kennedy also serves as a Member of the Advisory Board of other Fidelity® funds. Previously, Mr. Kennedy held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2020 to October 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period-B May 1, 2020 to October 31, 2020
Fidelity Series Canada Fund	- %-C
Actual		$1,000.00	$1,086.80	$--D
Hypothetical-E		$1,000.00	$1,025.14	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The fund designates 58% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	91,643,443,973.030	98.167
Withheld	1,711,119,384.419	1.833
TOTAL	93,354,563,357.449	100.000
Donald F. Donahue
Affirmative	91,659,003,496.045	98.184
Withheld	1,695,559,852.789	1.816
TOTAL	93,354,563,357.449	100.000
Bettina Doulton
Affirmative	91,774,146,516.145	98.307
Withheld	1,580,416,862.377	1.693
TOTAL	93,354,563,357.449	100.000
Vicki L. Fuller
Affirmative	91,845,419,368.993	98.383
Withheld	1,509,143,998.591	1.617
TOTAL	93,354,563,357.449	100.00
Patricia L. Kampling
Affirmative	91,723,732,274.457	98.253
Withheld	1,630,831,098.411	1.747
TOTAL	93,354,563,357.449	100.000
Alan J. Lacy
Affirmative	91,490,319,407.772	98.003
Withheld	1,864,243,948.299	1.997
TOTAL	93,354,563,357.449	100.000
Ned C. Lautenbach
Affirmative	91,285,367,239.075	97.784
Withheld	2,069,196,119.052	2.216
TOTAL	93,354,563,357.449	100.000
Robert A. Lawrence
Affirmative	91,556,271,429.466	98.074
Withheld	1,798,291,912.707	1.926
TOTAL	93,354,563,357.449	100.000
Joseph Mauriello
Affirmative	91,497,480,147.082	98.011
Withheld	1,857,083,211.045	1.989
TOTAL	93,354,563,357.449	100.000
Cornelia M. Small
Affirmative	91,606,808,161.438	98.128
Withheld	1,747,755,220.497	1.872
TOTAL	93,354,563,357.449	100.000
Garnett A. Smith
Affirmative	91,505,784,053.038	98.020
Withheld	1,848,779,305.090	1.980
TOTAL	93,354,563,357.449	100.000
David M. Thomas
Affirmative	91,536,969,704.881	98.053
Withheld	1,817,593,630.919	1.947
TOTAL	93,354,563,357.449	100.000
Susan Tomasky
Affirmative	91,697,125,678.165	98.225
Withheld	1,657,437,703.277	1.775
TOTAL	93,354,563,357.449	100.000
Michael E. Wiley
Affirmative	91,506,805,575.815	98.021
Withheld	1,847,757,759.985	1.979
TOTAL	93,354,563,357.449	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	3,040,325,261.113	100.000
Against	0.000	0.000
Abstain	0.000	0.000
Broker Non-Vote	0.000	0.000
TOTAL	3,040,325,261.113	100.000
Proposal 1 reflects trust wide proposal and voting results.

SAD-ANN-1220
1.9883882.103

Fidelity® SAI International SMA Completion Fund

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC.

Annual Report

October 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
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Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2020	Past 1 year	Life of fundA
Fidelity® SAI International SMA Completion Fund	18.57%	14.88%

 A From April 11, 2019

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI International SMA Completion Fund on April 11, 2019, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Period Ending Values
$12,415	Fidelity® SAI International SMA Completion Fund
$9,739	MSCI EAFE Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned -2.46% for the 12 months ending October 31, 2020, in what was a bumpy ride for non-U.S. equities, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a sharp upturn. Declared a pandemic on March 11, the crisis and containment efforts caused broad contraction in economic activity, elevated volatility and dislocation in financial markets. A historically rapid and expansive monetary- and fiscal-policy response around the world provided a partial offset to the economic disruption. Other supporting factors included resilient corporate earnings and near-term potential for a COVID-19 vaccine breakthrough. This was evident in the index’s 12.28% gain in the final six months of the year. Currency fluctuation generally boosted foreign developed-markets equities for the year, while the reverse was true for emerging-markets stocks. Late in the period, the index was pressured by a second wave of COVID-19 cases in some regions, and stretched valuations and crowded positioning in big tech. For the full year, the U.K. (-22%), Asia Pacific ex Japan (-8%), Canada (-5%) and Europe ex U.K. (-4%) notably lagged. Emerging markets (+9%) and Japan (+1%) outperformed. By sector, energy (-38%), financials and real estate (-20% each) lagged, whereas information technology (+ 25%) and communication services (+15%) topped the index.

Comments from Co-Managers Bill Bower and Tim Gannon:  For the fiscal year ending October 31, 2020, the fund gained 18.57%, outperforming the -6.69% result of the benchmark MSCI EAFE Index (Net MA). From a regional standpoint, security selection in Europe ex U.K. and Japan contributed to the fund's relative result. By sector, the top contributor to performance versus the benchmark were stock picks in industrials. Strong picks in the consumer staples sector, primarily driven by the food & staples retailing industry, also lifted the fund's relative result. Also lifting the fund's relative result was security selection in communication services. The biggest individual relative contributor was an overweight position in Kingspan Group (+65%). Kingspan was among our biggest holdings. Also helping performance was our outsized stake in Keyence, which gained approximately 43%. We increased our stake the past year and it was our largest holding at period end. Another notable relative contributor was an overweighting in Orsted (+82%), which was one of our largest holdings as of October 31. By sector, the largest detractor from performance versus the benchmark was an underweighting in health care. An overweighting in the financials sector, primarily within the insurance industry, also hurt the fund's relative result. Also hampering the fund's relative result was an underweighting in materials. Our non-benchmark stake in Capitec Bank Holdings was the fund's biggest individual relative detractor, due to its roughly -48% result. Positions in Capitec Bank Holdings were sold the past 12 months. Another key detractor was our out-of-benchmark position in Hiscox (-44%), a position not held at period end. Avoiding ASML Holding, a benchmark component that gained 40%, also hurt performance. Notable changes in positioning include increased exposure to Germany and a lower allocation to India. By sector, meaningful changes in positioning include increased exposure to communication services and a lower allocation to financials.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2020
Japan	30.7%
Germany	10.4%
France	9.8%
India	7.4%
Ireland	6.8%
Canada	5.0%
Norway	4.8%
Denmark	4.5%
Spain	3.1%
Other*	17.5%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2020

% of fund's net assets
Stocks	97.0
Short-Term Investments and Net Other Assets (Liabilities)	3.0

Top Ten Stocks as of October 31, 2020

% of fund's net assets
Keyence Corp. (Japan, Electronic Equipment & Components)	6.5
SR Teleperformance SA (France, Professional Services)	5.2
Kingspan Group PLC (Ireland) (Ireland, Building Products)	5.2
Schibsted ASA (A Shares) (Norway, Media)	4.8
Minebea Mitsumi, Inc. (Japan, Machinery)	4.7
ORSTED A/S (Denmark, Electric Utilities)	4.5
Nitori Holdings Co. Ltd. (Japan, Specialty Retail)	4.2
Infosys Ltd. sponsored ADR (India, IT Services)	4.1
Hannover Reuck SE (Germany, Insurance)	3.4
Tsuruha Holdings, Inc. (Japan, Food & Staples Retailing)	3.3
45.9

Top Market Sectors as of October 31, 2020

% of fund's net assets
Industrials	27.0
Financials	16.7
Information Technology	15.0
Consumer Staples	11.1
Communication Services	9.0
Consumer Discretionary	7.1
Utilities	4.5
Real Estate	2.9
Health Care	2.8
Materials	0.9

Schedule of Investments October 31, 2020

Showing Percentage of Net Assets

Common Stocks - 97.0%
	Shares	Value
Australia - 2.3%
Magellan Financial Group Ltd.	185,620	$7,194,360
Belgium - 1.4%
UCB SA	44,844	4,423,675
Canada - 5.0%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	325,740	10,031,609
Constellation Software, Inc.	5,598	5,876,534

TOTAL CANADA		15,908,143

Denmark - 4.5%
ORSTED A/S (a)	90,288	14,329,971
France - 9.8%
Amundi SA (a)	95,641	6,271,161
Capgemini SA	27,212	3,141,990
Edenred SA	112,286	5,236,187
SR Teleperformance SA	55,656	16,704,052

TOTAL FRANCE		31,353,390

Germany - 10.4%
Allianz SE	53,480	9,408,845
Hannover Reuck SE	75,582	10,976,914
Scout24 AG (a)	43,380	3,493,632
Vonovia SE	146,898	9,378,866

TOTAL GERMANY		33,258,257

India - 7.4%
HDFC Bank Ltd. sponsored ADR (b)	182,100	10,459,824
Infosys Ltd. sponsored ADR	910,541	12,993,420

TOTAL INDIA		23,453,244

Indonesia - 2.7%
PT Bank Central Asia Tbk	2,654,906	5,223,941
PT Bank Rakyat Indonesia Tbk	15,498,884	3,508,513

TOTAL INDONESIA		8,732,454

Ireland - 6.8%
Kerry Group PLC Class A	41,669	4,984,011
Kingspan Group PLC (Ireland)	190,303	16,589,484

TOTAL IRELAND		21,573,495

Italy - 1.4%
Recordati SpA	84,771	4,392,433
Japan - 30.7%
Itochu Corp.	401,137	9,634,717
Keyence Corp.	45,501	20,649,378
Minebea Mitsumi, Inc.	828,891	14,970,898
Misumi Group, Inc.	172,723	5,129,799
Nabtesco Corp.	125,913	4,703,889
Nitori Holdings Co. Ltd.	64,741	13,307,945
Recruit Holdings Co. Ltd.	241,063	9,172,610
Tsuruha Holdings, Inc.	75,949	10,634,762
Welcia Holdings Co. Ltd.	243,346	9,537,053

TOTAL JAPAN		97,741,051

Luxembourg - 2.9%
B&M European Value Retail SA	1,473,770	9,256,136
Norway - 4.8%
Schibsted ASA (A Shares)	373,169	15,213,439
Spain - 3.1%
Cellnex Telecom SA (a)	153,710	9,867,491
Sweden - 2.9%
Indutrade AB (b)	182,331	9,249,327
Switzerland - 0.9%
Sika AG	11,633	2,863,371
TOTAL COMMON STOCKS
(Cost $251,028,693)		308,810,237

Money Market Funds - 3.3%
Fidelity Cash Central Fund 0.10% (c)
(Cost $10,400,222)	10,398,143	10,400,222
TOTAL INVESTMENT IN SECURITIES - 100.3%
(Cost $261,428,915)		319,210,459
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(848,616)
NET ASSETS - 100%		$318,361,843

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $33,962,255 or 10.7% of net assets.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$26,648
Total	$26,648

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$28,574,562	$28,574,562	$--	$--
Consumer Discretionary	22,564,081	9,256,136	13,307,945	--
Consumer Staples	35,187,435	15,015,620	20,171,815	--
Financials	53,043,558	37,116,744	15,926,814	--
Health Care	8,816,108	8,816,108	--	--
Industrials	86,154,776	42,542,863	43,611,913	--
Information Technology	47,897,509	27,248,131	20,649,378	--
Materials	2,863,371	2,863,371	--	--
Real Estate	9,378,866	9,378,866	--	--
Utilities	14,329,971	14,329,971	--	--
Money Market Funds	10,400,222	10,400,222	--	--
Total Investments in Securities:	$319,210,459	$205,542,594	$113,667,865	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $251,028,693)	$308,810,237
Fidelity Central Funds (cost $10,400,222)	10,400,222
Total Investment in Securities (cost $261,428,915)		$319,210,459
Receivable for fund shares sold		966,055
Dividends receivable		642,878
Distributions receivable from Fidelity Central Funds		800
Other receivables		11,088
Total assets		320,831,280
Liabilities
Payable for investments purchased	$2,416,763
Payable for fund shares redeemed	52,674
Total liabilities		2,469,437
Net Assets		$318,361,843
Net Assets consist of:
Paid in capital		$261,145,155
Total accumulated earnings (loss)		57,216,688
Net Assets		$318,361,843
Net Asset Value, offering price and redemption price per share ($318,361,843 ÷ 25,709,350 shares)		$12.38

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2020
Investment Income
Dividends		$2,727,388
Special dividends		336,358
Income from Fidelity Central Funds		26,648
Income before foreign taxes withheld		3,090,394
Less foreign taxes withheld		(355,769)
Total income		2,734,625
Expenses
Independent trustees' fees and expenses	$850
Proxy	1,997
Commitment fees	286
Total expenses		3,133
Net investment income (loss)		2,731,492
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(2,906,480)
Fidelity Central Funds	(626)
Foreign currency transactions	39,768
Total net realized gain (loss)		(2,867,338)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	56,119,517
Assets and liabilities in foreign currencies	9,079
Total change in net unrealized appreciation (depreciation)		56,128,596
Net gain (loss)		53,261,258
Net increase (decrease) in net assets resulting from operations		$55,992,750

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2020	For the period April 11, 2019 (commencement of operations) to October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,731,492	$115,056
Net realized gain (loss)	(2,867,338)	(259,549)
Change in net unrealized appreciation (depreciation)	56,128,596	1,662,675
Net increase (decrease) in net assets resulting from operations	55,992,750	1,518,182
Distributions to shareholders	(161,972)	–
Share transactions
Proceeds from sales of shares	253,879,930	46,327,763
Reinvestment of distributions	81,661	–
Cost of shares redeemed	(38,266,771)	(1,009,700)
Net increase (decrease) in net assets resulting from share transactions	215,694,820	45,318,063
Total increase (decrease) in net assets	271,525,598	46,836,245
Net Assets
Beginning of period	46,836,245	–
End of period	$318,361,843	$46,836,245
Other Information
Shares
Sold	24,908,068	4,575,369
Issued in reinvestment of distributions	7,357	–
Redeemed	(3,680,692)	(100,752)
Net increase (decrease)	21,234,733	4,474,617

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity SAI International SMA Completion Fund

Years ended October 31,	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$10.47	$10.00
Income from Investment Operations
Net investment income (loss)B	.17C	.08
Net realized and unrealized gain (loss)	1.77	.39
Total from investment operations	1.94	.47
Distributions from net investment income	(.03)	–
Total distributions	(.03)	–
Net asset value, end of period	$12.38	$10.47
Total ReturnD	18.57%	4.70%
Ratios to Average Net AssetsE,F
Expenses before reductionsG	-%	- %H
Expenses net of fee waivers, if anyG	-%	- %H
Expenses net of all reductionsG	-%	- %H
Net investment income (loss)	1.45%C	1.41%H
Supplemental Data
Net assets, end of period (000 omitted)	$318,362	$46,836
Portfolio turnover rateI	17%	24%H

 A For the period April 11, 2019 (commencement of operations) to October 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.02 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.28%.

 D Total returns for periods of less than one year are not annualized.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount represents less than .005%.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2020

1. Organization.

Fidelity SAI International SMA Completion Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$65,146,036
Gross unrealized depreciation	(7,565,871)
Net unrealized appreciation (depreciation)	$57,580,165
Tax Cost	$261,630,294

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,581,341
Capital loss carryforward	$(2,954,545)
Net unrealized appreciation (depreciation) on securities and other investments	$57,589,892

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(2,874,207)
Long-term	(80,338)
Total capital loss carryforward	$(2,954,545)

The tax character of distributions paid was as follows:

	October 31, 2020	October 31, 2019(a)
Ordinary Income	$161,972	$ -

 (a) For the period April 11, 2019 (commencement of operations) to October 31, 2019.

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI International SMA Completion Fund	240,364,328	30,246,531

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services and the Fund does not pay any fees for these services. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity SAI International SMA Completion Fund	$879

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Commitment fees on the Statement of Operations, and are as follows:

Amount
Fidelity SAI International SMA Completion Fund	$286

During the period, there were no borrowings on this line of credit.

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

8. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity SAI International SMA Completion Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity SAI International SMA Completion Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period from April 11, 2019 (commencement of operations) through October 31, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from April 11, 2019 (commencement of operations) through October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 15, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 305 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Co-Lead Independent Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Co-Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Lloyd James Austin, III (1953)

Year of Election or Appointment: 2020

Member of the Advisory Board

General Austin also serves as a Member of the Advisory Board of other Fidelity® funds. Prior to his retirement, General Austin (United States Army, Retired) held a variety of positions within the U.S. Government, including Commander, U.S. Central Command (2013-2016), Vice Chief of Staff, U.S. Army (2012-2013) and Commanding General, U.S. Forces – Iraq, Operation New Dawn (2010-2012). General Austin currently serves as a Partner of Pine Island Capital Partners (private equity, 2020-present) and as President of the Austin Strategy Group LLC (consulting, 2016-present). General Austin serves as a member of the Board of Directors of Nucor Corporation (steel products, 2017-present), as a member of the Board of Directors of Tenet Healthcare Corporation (2018-present) and as a member of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). In addition, General Austin currently serves as a member of the Board of Trustees of the Carnegie Corporation of New York (2017-present) and as a member of the Board of Trustees of Auburn University (2017-present). Previously, General Austin served as a member of the Board of Directors of United Technologies Corporation (aerospace, defense and building, 2016-2020).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2020

Member of the Advisory Board

Mr. Kennedy also serves as a Member of the Advisory Board of other Fidelity® funds. Previously, Mr. Kennedy held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2020 to October 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period-B May 1, 2020 to October 31, 2020
Fidelity SAI International SMA Completion Fund	- %-C
Actual		$1,000.00	$1,249.20	$--D
Hypothetical-E		$1,000.00	$1,025.14	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The fund designates 88% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.0216 and $0.0021 for the dividend paid December 16, 2019.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	91,643,443,973.030	98.167
Withheld	1,711,119,384.419	1.833
TOTAL	93,354,563,357.449	100.000
Donald F. Donahue
Affirmative	91,659,003,496.045	98.184
Withheld	1,695,559,852.789	1.816
TOTAL	93,354,563,357.449	100.000
Bettina Doulton
Affirmative	91,774,146,516.145	98.307
Withheld	1,580,416,862.377	1.693
TOTAL	93,354,563,357.449	100.000
Vicki L. Fuller
Affirmative	91,845,419,368.993	98.383
Withheld	1,509,143,998.591	1.617
TOTAL	93,354,563,357.449	100.00
Patricia L. Kampling
Affirmative	91,723,732,274.457	98.253
Withheld	1,630,831,098.411	1.747
TOTAL	93,354,563,357.449	100.000
Alan J. Lacy
Affirmative	91,490,319,407.772	98.003
Withheld	1,864,243,948.299	1.997
TOTAL	93,354,563,357.449	100.000
Ned C. Lautenbach
Affirmative	91,285,367,239.075	97.784
Withheld	2,069,196,119.052	2.216
TOTAL	93,354,563,357.449	100.000
Robert A. Lawrence
Affirmative	91,556,271,429.466	98.074
Withheld	1,798,291,912.707	1.926
TOTAL	93,354,563,357.449	100.000
Joseph Mauriello
Affirmative	91,497,480,147.082	98.011
Withheld	1,857,083,211.045	1.989
TOTAL	93,354,563,357.449	100.000
Cornelia M. Small
Affirmative	91,606,808,161.438	98.128
Withheld	1,747,755,220.497	1.872
TOTAL	93,354,563,357.449	100.000
Garnett A. Smith
Affirmative	91,505,784,053.038	98.020
Withheld	1,848,779,305.090	1.980
TOTAL	93,354,563,357.449	100.000
David M. Thomas
Affirmative	91,536,969,704.881	98.053
Withheld	1,817,593,630.919	1.947
TOTAL	93,354,563,357.449	100.000
Susan Tomasky
Affirmative	91,697,125,678.165	98.225
Withheld	1,657,437,703.277	1.775
TOTAL	93,354,563,357.449	100.000
Michael E. Wiley
Affirmative	91,506,805,575.815	98.021
Withheld	1,847,757,759.985	1.979
TOTAL	93,354,563,357.449	100.000
Proposal 1 reflects trust wide proposal and voting results.

ISM-ANN-1220
1.9893098.101

Fidelity® International Discovery K6 Fund

Annual Report

October 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2020	Past 1 year	Life of fundA
Fidelity® International Discovery K6 Fund	8.51%	9.79%

 A From June 13, 2019

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® International Discovery K6 Fund on June 13, 2019, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Period Ending Values
$11,383	Fidelity® International Discovery K6 Fund
$9,795	MSCI EAFE Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned -2.46% for the 12 months ending October 31, 2020, in what was a bumpy ride for non-U.S. equities, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a sharp upturn. Declared a pandemic on March 11, the crisis and containment efforts caused broad contraction in economic activity, elevated volatility and dislocation in financial markets. A historically rapid and expansive monetary- and fiscal-policy response around the world provided a partial offset to the economic disruption. Other supporting factors included resilient corporate earnings and near-term potential for a COVID-19 vaccine breakthrough. This was evident in the index’s 12.28% gain in the final six months of the year. Currency fluctuation generally boosted foreign developed-markets equities for the year, while the reverse was true for emerging-markets stocks. Late in the period, the index was pressured by a second wave of COVID-19 cases in some regions, and stretched valuations and crowded positioning in big tech. For the full year, the U.K. (-22%), Asia Pacific ex Japan (-8%), Canada (-5%) and Europe ex U.K. (-4%) notably lagged. Emerging markets (+9%) and Japan (+1%) outperformed. By sector, energy (-38%), financials and real estate (-20% each) lagged, whereas information technology (+ 25%) and communication services (+15%) topped the index.

Comments from Portfolio Manager William Kennedy:  For the fiscal year ending October 31, 2020, the fund gained 8.51%, outperforming the -6.69% result of the benchmark MSCI EAFE Index. From a geographic standpoint, stock picks in Europe ex U.K., China and Japan contributed most to the fund's relative result. By sector, the primary contributors versus the benchmark were positioning in information technology as well as stock selection in communication services, health care, industrials and consumer discretionary. Our top individual relative contributor was an out-of-benchmark stake in China-based media company Tencent Holdings (+86%), a top-10 holding on October 31. Another key relative contributor was U.K.-listed integrated oil and gas company Royal Dutch Shell (-55%), a benchmark component that we avoided. Also adding value was our outsized stake in Japan-based semiconductor equipment company Lasertec (+110%), which was not held at period end. Conversely, an underweighting in materials and stock picks in Canada nicked relative performance. The fund's largest individual relative detractors were U.K.-based integrated oil and gas company BP (-54%), which we eliminated from the portfolio before period end, and a non-benchmark stake in Canada-based oil sands company Suncor Energy (-61%).

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2020
Japan	15.5%
Switzerland	11.3%
United Kingdom	11.1%
Germany	9.8%
France	6.3%
Cayman Islands	5.2%
Sweden	4.7%
United States of America*	4.2%
India	4.0%
Other	27.9%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2020

% of fund's net assets
Stocks	97.3
Short-Term Investments and Net Other Assets (Liabilities)	2.7

Top Ten Stocks as of October 31, 2020

% of fund's net assets
Nestle SA (Reg. S) (Switzerland, Food Products)	3.7
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.8
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	1.8
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	1.8
HDFC Bank Ltd. sponsored ADR (India, Banks)	1.7
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	1.6
AIA Group Ltd. (Hong Kong, Insurance)	1.5
Hoya Corp. (Japan, Health Care Equipment & Supplies)	1.4
Housing Development Finance Corp. Ltd. (India, Thrifts & Mortgage Finance)	1.3
Keyence Corp. (Japan, Electronic Equipment & Components)	1.3
18.9

Top Market Sectors as of October 31, 2020

% of fund's net assets
Financials	16.3
Industrials	15.4
Health Care	15.1
Information Technology	12.9
Consumer Discretionary	12.2
Consumer Staples	8.2
Communication Services	8.1
Materials	3.5
Real Estate	3.1
Utilities	1.3

Schedule of Investments October 31, 2020

Showing Percentage of Net Assets

Common Stocks - 96.4%
	Shares	Value
Australia - 1.2%
Bapcor Ltd.	99,748	$537,620
Inghams Group Ltd.	112,628	226,628
National Storage (REIT) unit	409,080	519,177
Rio Tinto Ltd.	38	2,472

TOTAL AUSTRALIA		1,285,897

Austria - 0.8%
Erste Group Bank AG	19,231	393,746
Wienerberger AG	17,570	443,226

TOTAL AUSTRIA		836,972

Bailiwick of Jersey - 0.7%
Experian PLC	18,689	684,651
Belgium - 1.4%
KBC Groep NV	18,226	898,535
UCB SA	5,829	575,007

TOTAL BELGIUM		1,473,542

Canada - 1.4%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	13,518	416,305
Constellation Software, Inc.	782	820,909
Suncor Energy, Inc.	18,069	203,841

TOTAL CANADA		1,441,055

Cayman Islands - 5.2%
Akeso, Inc. (a)	53,000	166,127
Alibaba Group Holding Ltd.(b)	30,156	1,142,728
Bilibili, Inc. ADR (b)	5,381	240,369
Hansoh Pharmaceutical Group Co. Ltd. (a)(b)	91,094	405,972
JD.com, Inc. Class A	13,565	553,296
Kangji Medical Holdings Ltd.	35,000	90,497
New Oriental Education & Technology Group, Inc. sponsored ADR (b)	2,620	420,196
Sino Biopharmaceutical Ltd.	187,531	189,164
Tencent Holdings Ltd.	24,490	1,871,174
Zai Lab Ltd. (b)	4,046	336,623

TOTAL CAYMAN ISLANDS		5,416,146

China - 1.1%
AVIC Jonhon OptronicTechnology Co. Ltd.	49,821	413,355
Kweichow Moutai Co. Ltd. (A Shares)	1,114	278,642
Venus MedTech Hangzhou, Inc. (H Shares) (a)(b)	11,802	113,491
WuXi AppTec Co. Ltd. (H Shares) (a)	21,175	337,325

TOTAL CHINA		1,142,813

Denmark - 2.8%
DSV Panalpina A/S	4,513	730,750
Netcompany Group A/S (a)(b)	2,644	219,644
ORSTED A/S (a)	6,272	995,454
Vestas Wind Systems A/S	5,371	921,470

TOTAL DENMARK		2,867,318

Finland - 0.1%
Musti Group OYJ	6,432	147,349
France - 6.3%
AXA SA	41,810	671,439
BNP Paribas SA (b)	16,064	560,228
Capgemini SA	7,397	854,083
LVMH Moet Hennessy Louis Vuitton SE	2,789	1,307,337
Sanofi SA	13,973	1,261,670
SR Teleperformance SA	2,686	806,150
VINCI SA	9,130	721,134
Worldline SA (a)(b)	4,543	336,720

TOTAL FRANCE		6,518,761

Germany - 9.0%
adidas AG	2,886	857,101
Akasol AG (a)(b)	2,851	154,549
Allianz SE	6,755	1,188,421
Deutsche Borse AG	1,695	249,425
Deutsche Post AG	29,082	1,288,428
Exasol AG	9,658	184,470
Instone Real Estate Group BV (a)(b)	11,205	231,766
Linde PLC	2,692	590,052
Morphosys AG (b)	41	4,181
Nexus AG	5,058	281,580
Rheinmetall AG	3,372	246,235
RWE AG	7,929	293,565
SAP SE	10,293	1,098,105
Shop Apotheke Europe NV (a)(b)	2,590	429,542
Siemens AG	11,423	1,339,692
Talanx AG	82	2,414
Vonovia SE	13,991	893,271

TOTAL GERMANY		9,332,797

Hong Kong - 2.2%
AIA Group Ltd.	161,393	1,536,006
Techtronic Industries Co. Ltd.	54,089	721,419

TOTAL HONG KONG		2,257,425

Hungary - 0.7%
OTP Bank PLC (b)	14,854	462,627
Richter Gedeon PLC	10,516	214,507

TOTAL HUNGARY		677,134

India - 4.0%
Avenue Supermarts Ltd. (a)(b)	6,110	183,625
HDFC Bank Ltd. sponsored ADR (b)	29,466	1,692,527
Housing Development Finance Corp. Ltd.	52,592	1,356,309
Reliance Industries Ltd.	1,000	15,842
Reliance Industries Ltd.	15,000	413,403
Reliance Industries Ltd. sponsored GDR (a)	4,435	243,482
Sunteck Realty Ltd.	30,791	110,565
TCNS Clothing Co. Ltd. (a)(b)	24,417	122,038

TOTAL INDIA		4,137,791

Indonesia - 0.4%
PT Bank Central Asia Tbk	104,814	206,238
PT Bank Rakyat Indonesia Tbk	746,614	169,013

TOTAL INDONESIA		375,251

Ireland - 1.7%
Cairn Homes PLC	298,747	273,130
CRH PLC	21,405	748,999
Dalata Hotel Group PLC	80,162	225,933
DCC PLC (United Kingdom)	253	16,467
Kerry Group PLC Class A	3,395	406,074
Ryanair Holdings PLC (b)	3,200	44,094

TOTAL IRELAND		1,714,697

Israel - 0.1%
Maytronics Ltd.	4,566	70,135
Italy - 0.8%
GVS SpA (a)	7,054	99,407
Recordati SpA	9,260	479,809
Reply SpA	2,573	276,590

TOTAL ITALY		855,806

Japan - 15.5%
Astellas Pharma, Inc.	37,942	520,296
Daiichi Sankyo Kabushiki Kaisha	29,256	772,173
FANUC Corp.	5,577	1,178,001
GMO Payment Gateway, Inc.	2,645	324,088
Hoya Corp.	13,157	1,484,859
IT Holdings Corp.	13,137	251,247
Kao Corp.	5,536	394,156
Kenedix, Inc.	54,518	282,517
Keyence Corp.	2,960	1,343,315
Lifenet Insurance Co. (b)	13,682	201,487
Minebea Mitsumi, Inc.	37,980	685,970
Misumi Group, Inc.	11,763	349,356
Mitsubishi UFJ Financial Group, Inc.	71,520	281,925
Nintendo Co. Ltd.	1,458	788,324
Oracle Corp. Japan	4,638	463,522
ORIX Corp.	77,491	906,276
Persol Holdings Co., Ltd.	17,628	266,997
Recruit Holdings Co. Ltd.	14,487	551,240
Relo Group, Inc.	30,043	720,995
Shiseido Co. Ltd.	4,115	254,747
SMC Corp.	909	483,502
SoftBank Group Corp.	11,543	751,840
Sony Corp.	15,178	1,265,336
THK Co. Ltd.	11,662	309,567
Z Holdings Corp.	109,550	763,899
Zozo, Inc.	17,259	437,825

TOTAL JAPAN		16,033,460

Korea (South) - 1.0%
Samsung Electronics Co. Ltd.	20,547	1,030,542
Luxembourg - 1.0%
B&M European Value Retail SA	39,090	245,508
Eurofins Scientific SA (b)	982	782,053

TOTAL LUXEMBOURG		1,027,561

Malta - 0.2%
Kambi Group PLC (b)	6,672	216,692
Netherlands - 3.5%
Airbus Group NV	5,847	427,802
ASML Holding NV (Netherlands)	4,676	1,691,791
IMCD NV	1,837	212,791
JDE Peet's BV	7,301	260,195
NXP Semiconductors NV	5,963	805,721
RHI Magnesita NV	5,387	178,659

TOTAL NETHERLANDS		3,576,959

New Zealand - 1.1%
EBOS Group Ltd.	30,931	526,490
Ryman Healthcare Group Ltd.	69,545	643,575

TOTAL NEW ZEALAND		1,170,065

Norway - 1.4%
Adevinta ASA Class B (b)	21,964	339,354
Equinor ASA	28,474	361,642
Schibsted ASA (A Shares)	17,213	701,744

TOTAL NORWAY		1,402,740

Poland - 0.6%
Allegro.eu SA (a)(b)	11,100	225,584
CD Projekt RED SA (b)	4,277	362,377

TOTAL POLAND		587,961

South Africa - 0.5%
Naspers Ltd. Class N	2,535	494,902
Spain - 1.9%
Amadeus IT Holding SA Class A	8,698	415,234
Cellnex Telecom SA (a)	19,193	1,232,104
Euskaltel, S.A. (a)	31,792	302,507

TOTAL SPAIN		1,949,845

Sweden - 4.7%
ASSA ABLOY AB (B Shares)	22,231	476,465
EQT AB	13,648	260,049
Ericsson (B Shares)	98,534	1,100,084
Indutrade AB (b)	19,542	991,331
Nibe Industrier AB (B Shares)	10,581	255,179
Readly International AB	17,852	112,347
Securitas AB (B Shares)	38,739	548,321
Stillfront Group AB (b)	5,572	653,732
Svenska Handelsbanken AB (A Shares) (b)	52,887	428,527

TOTAL SWEDEN		4,826,035

Switzerland - 11.3%
Dufry AG (b)	2,000	75,686
Lonza Group AG	1,746	1,057,919
Nestle SA (Reg. S)	33,365	3,752,826
Partners Group Holding AG	937	844,674
Roche Holding AG (participation certificate)	8,800	2,827,718
Schindler Holding AG (participation certificate)	1,723	440,639
Siemens Energy AG (b)	5,717	125,176
Sika AG	4,293	1,056,688
Swiss Re Ltd.	13,422	962,280
Zur Rose Group AG (b)	1,765	491,802

TOTAL SWITZERLAND		11,635,408

Taiwan - 1.0%
MediaTek, Inc.	17,982	426,152
Taiwan Semiconductor Manufacturing Co. Ltd.	42,978	650,118

TOTAL TAIWAN		1,076,270

Thailand - 0.2%
Thai Beverage PCL	586,708	249,508
United Kingdom - 11.1%
Anglo American PLC (United Kingdom)	25,077	588,409
AstraZeneca PLC (United Kingdom)	18,841	1,891,740
Beazley PLC	73,935	281,601
Big Yellow Group PLC	29,404	419,022
Compass Group PLC	28,869	395,152
Cranswick PLC	5,930	247,217
Dechra Pharmaceuticals PLC	11,853	536,216
Diageo PLC	19,950	644,742
HomeServe PLC	31,681	453,522
John David Group PLC	64,338	617,789
JTC PLC (a)	51,856	361,425
Keywords Studios PLC	862	23,630
Lloyds Banking Group PLC	792,412	288,523
London Stock Exchange Group PLC	10,139	1,092,963
M&G PLC	384,898	731,249
Ocado Group PLC (b)	18,799	554,299
Prudential PLC	66,449	812,705
Reckitt Benckiser Group PLC	7,535	663,747
Rotork PLC	62,786	228,563
THG Holdings Ltd.	21,942	187,497
Vistry Group PLC	21,207	149,731
Zegona Communications PLC	196,308	282,292

TOTAL UNITED KINGDOM		11,452,034

United States of America - 1.5%
MasterCard, Inc. Class A	1,137	328,184
MercadoLibre, Inc. (b)	727	882,614
Visa, Inc. Class A	1,698	308,544

TOTAL UNITED STATES OF AMERICA		1,519,342

TOTAL COMMON STOCKS
(Cost $90,823,352)		99,484,864

Preferred Stocks - 0.9%
Convertible Preferred Stocks - 0.1%
Hong Kong - 0.1%
Antengene Corp. Series C1 (c)(d)	45,369	128,208
Nonconvertible Preferred Stocks - 0.8%
Germany - 0.8%
Volkswagen AG	5,285	770,012
TOTAL PREFERRED STOCKS
(Cost $1,038,302)		898,220

Money Market Funds - 2.5%
Fidelity Cash Central Fund 0.10% (e)
(Cost $2,542,177)	2,541,668	2,542,177
TOTAL INVESTMENT IN SECURITIES - 99.8%
(Cost $94,403,831)		102,925,261
NET OTHER ASSETS (LIABILITIES) - 0.2%		247,860
NET ASSETS - 100%		$103,173,121

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $6,160,762 or 6.0% of net assets.

 (b) Non-income producing

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $128,208 or 0.1% of net assets.

 (d) Level 3 security

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Antengene Corp. Series C1	7/11/20	$128,208

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$11,600
Fidelity Securities Lending Cash Central Fund	10,305
Total	$21,905

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$8,402,063	$4,226,826	$4,175,237	$--
Consumer Discretionary	12,605,032	6,348,798	6,256,234	--
Consumer Staples	8,470,214	1,821,593	6,648,621	--
Energy	1,238,210	808,965	429,245	--
Financials	16,479,187	7,967,548	8,511,639	--
Health Care	15,726,607	4,521,462	11,076,937	128,208
Industrials	16,020,886	8,920,637	7,100,249	--
Information Technology	13,366,048	4,999,881	8,366,167	--
Materials	3,608,505	2,857,034	751,471	--
Real Estate	3,177,313	1,544,059	1,633,254	--
Utilities	1,289,019	1,289,019	--	--
Money Market Funds	2,542,177	2,542,177	--	--
Total Investments in Securities:	$102,925,261	$47,847,999	$54,949,054	$128,208

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $91,861,654)	$100,383,084
Fidelity Central Funds (cost $2,542,177)	2,542,177
Total Investment in Securities (cost $94,403,831)		$102,925,261
Cash		36,160
Foreign currency held at value (cost $8,902)		8,902
Receivable for investments sold		51,841
Receivable for fund shares sold		190,519
Dividends receivable		136,024
Distributions receivable from Fidelity Central Funds		594
Other receivables		119
Total assets		103,349,420
Liabilities
Payable for investments purchased	$18,948
Payable for fund shares redeemed	26,057
Accrued management fee	52,720
Other payables and accrued expenses	78,574
Total liabilities		176,299
Net Assets		$103,173,121
Net Assets consist of:
Paid in capital		$95,078,756
Total accumulated earnings (loss)		8,094,365
Net Assets		$103,173,121
Net Asset Value, offering price and redemption price per share ($103,173,121 ÷ 9,134,737 shares)		$11.29

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2020
Investment Income
Dividends		$1,197,083
Non-Cash dividends		124,909
Income from Fidelity Central Funds (including $10,305 from security lending)		21,905
Total income		1,343,897
Expenses
Management fee	$458,728
Independent trustees' fees and expenses	396
Miscellaneous	714
Total expenses before reductions	459,838
Expense reductions	(3,410)
Total expenses after reductions		456,428
Net investment income (loss)		887,469
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $719)	(1,054,076)
Fidelity Central Funds	418
Foreign currency transactions	(21,446)
Total net realized gain (loss)		(1,075,104)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $78,573)	5,300,309
Assets and liabilities in foreign currencies	3,531
Total change in net unrealized appreciation (depreciation)		5,303,840
Net gain (loss)		4,228,736
Net increase (decrease) in net assets resulting from operations		$5,116,205

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2020	For the period June 13, 2019 (commencement of operations) to October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$887,469	$188,042
Net realized gain (loss)	(1,075,104)	166,642
Change in net unrealized appreciation (depreciation)	5,303,840	3,143,139
Net increase (decrease) in net assets resulting from operations	5,116,205	3,497,823
Distributions to shareholders	(520,387)	–
Share transactions
Proceeds from sales of shares	51,382,624	60,677,270
Reinvestment of distributions	520,387	–
Cost of shares redeemed	(14,746,418)	(2,754,383)
Net increase (decrease) in net assets resulting from share transactions	37,156,593	57,922,887
Total increase (decrease) in net assets	41,752,411	61,420,710
Net Assets
Beginning of period	61,420,710	–
End of period	$103,173,121	$61,420,710
Other Information
Shares
Sold	4,646,585	6,124,649
Issued in reinvestment of distributions	47,918	–
Redeemed	(1,412,960)	(271,455)
Net increase (decrease)	3,281,543	5,853,194

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity International Discovery K6 Fund

Years ended October 31,	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$10.49	$10.00
Income from Investment Operations
Net investment income (loss)B	.12	.06C
Net realized and unrealized gain (loss)	.77	.43
Total from investment operations	.89	.49
Distributions from net investment income	(.04)	–
Distributions from net realized gain	(.05)	–
Total distributions	(.09)	–
Net asset value, end of period	$11.29	$10.49
Total ReturnD,E	8.51%	4.90%
Ratios to Average Net AssetsF,G
Expenses before reductions	.60%	.60%H
Expenses net of fee waivers, if any	.60%	.60%H
Expenses net of all reductions	.60%	.60%H
Net investment income (loss)	1.16%	1.67%C,H
Supplemental Data
Net assets, end of period (000 omitted)	$103,173	$61,421
Portfolio turnover rateI	42%J	59%J,K

 A For the period June 13, 2019 (commencement of operations) to October 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Such dividends are not annualized in the ratio of net investment income (loss) to average net assets. Excluding such non-recurring dividend(s) the ratio of net investment income (loss) to average net assets would have been .43%.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2020

1. Organization.

Fidelity International Discovery K6 Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$13,983,830
Gross unrealized depreciation	(5,722,684)
Net unrealized appreciation (depreciation)	$8,261,146
Tax Cost	$94,664,115

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$757,362
Capital loss carryforward	$(849,692)
Net unrealized appreciation (depreciation) on securities and other investments	$8,265,268

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(804,696)
Long-term	(44,996)
Total capital loss carryforward	$(849,692)

The tax character of distributions paid was as follows:

	October 31, 2020	October 31, 2019
Ordinary Income	$520,387	$ -

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity International Discovery K6 Fund	49,529,296	30,323,818

Unaffiliated Exchanges In-Kind. During the period, the Fund received investments, including cash, valued at $17,620,976 in exchange for 1,597,329 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

Prior Fiscal Year Unaffiliated Exchanges In-Kind. During the prior period, the Fund received investments and cash valued at $4,739,220 in exchange for 471,564 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .60% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity International Discovery K6 Fund	$75

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Affiliated Exchanges In-Kind. During the prior period, the Fund received investments and cash valued at $50,887,151 in exchange for 5,160,969 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity International Discovery K6 Fund	$94

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity International Discovery K6 Fund	$26	$–	$–

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $3,358 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $52.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Discovery K6 Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity International Discovery K6 Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period from June 13, 2019 (commencement of operations) through October 31, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from June 13, 2019 (commencement of operations) through October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 15, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 305 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Co-Lead Independent Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Co-Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Lloyd James Austin, III (1953)

Year of Election or Appointment: 2020

Member of the Advisory Board

General Austin also serves as a Member of the Advisory Board of other Fidelity® funds. Prior to his retirement, General Austin (United States Army, Retired) held a variety of positions within the U.S. Government, including Commander, U.S. Central Command (2013-2016), Vice Chief of Staff, U.S. Army (2012-2013) and Commanding General, U.S. Forces – Iraq, Operation New Dawn (2010-2012). General Austin currently serves as a Partner of Pine Island Capital Partners (private equity, 2020-present) and as President of the Austin Strategy Group LLC (consulting, 2016-present). General Austin serves as a member of the Board of Directors of Nucor Corporation (steel products, 2017-present), as a member of the Board of Directors of Tenet Healthcare Corporation (2018-present) and as a member of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). In addition, General Austin currently serves as a member of the Board of Trustees of the Carnegie Corporation of New York (2017-present) and as a member of the Board of Trustees of Auburn University (2017-present). Previously, General Austin served as a member of the Board of Directors of United Technologies Corporation (aerospace, defense and building, 2016-2020).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2020

Member of the Advisory Board

Mr. Kennedy also serves as a Member of the Advisory Board of other Fidelity® funds. Previously, Mr. Kennedy held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2020 to October 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period-B May 1, 2020 to October 31, 2020
Fidelity International Discovery K6 Fund	.60%
Actual		$1,000.00	$1,176.00	$3.28
Hypothetical-C		$1,000.00	$1,022.12	$3.05

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund designates 13% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.0408 and $0.0018 for the dividend paid December 16, 2019.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	91,643,443,973.030	98.167
Withheld	1,711,119,384.419	1.833
TOTAL	93,354,563,357.449	100.000
Donald F. Donahue
Affirmative	91,659,003,496.045	98.184
Withheld	1,695,559,852.789	1.816
TOTAL	93,354,563,357.449	100.000
Bettina Doulton
Affirmative	91,774,146,516.145	98.307
Withheld	1,580,416,862.377	1.693
TOTAL	93,354,563,357.449	100.000
Vicki L. Fuller
Affirmative	91,845,419,368.993	98.383
Withheld	1,509,143,998.591	1.617
TOTAL	93,354,563,357.449	100.00
Patricia L. Kampling
Affirmative	91,723,732,274.457	98.253
Withheld	1,630,831,098.411	1.747
TOTAL	93,354,563,357.449	100.000
Alan J. Lacy
Affirmative	91,490,319,407.772	98.003
Withheld	1,864,243,948.299	1.997
TOTAL	93,354,563,357.449	100.000
Ned C. Lautenbach
Affirmative	91,285,367,239.075	97.784
Withheld	2,069,196,119.052	2.216
TOTAL	93,354,563,357.449	100.000
Robert A. Lawrence
Affirmative	91,556,271,429.466	98.074
Withheld	1,798,291,912.707	1.926
TOTAL	93,354,563,357.449	100.000
Joseph Mauriello
Affirmative	91,497,480,147.082	98.011
Withheld	1,857,083,211.045	1.989
TOTAL	93,354,563,357.449	100.000
Cornelia M. Small
Affirmative	91,606,808,161.438	98.128
Withheld	1,747,755,220.497	1.872
TOTAL	93,354,563,357.449	100.000
Garnett A. Smith
Affirmative	91,505,784,053.038	98.020
Withheld	1,848,779,305.090	1.980
TOTAL	93,354,563,357.449	100.000
David M. Thomas
Affirmative	91,536,969,704.881	98.053
Withheld	1,817,593,630.919	1.947
TOTAL	93,354,563,357.449	100.000
Susan Tomasky
Affirmative	91,697,125,678.165	98.225
Withheld	1,657,437,703.277	1.775
TOTAL	93,354,563,357.449	100.000
Michael E. Wiley
Affirmative	91,506,805,575.815	98.021
Withheld	1,847,757,759.985	1.979
TOTAL	93,354,563,357.449	100.000
Proposal 1 reflects trust wide proposal and voting results.

IGI-K6-ANN-1220
1.9893917.101

Fidelity® Series Overseas Fund

Annual Report

October 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action – to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2020	Past 1 year	Life of fundA
Fidelity® Series Overseas Fund	4.51%	4.80%

 A From June 21, 2019

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Overseas Fund on June 21, 2019, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Period Ending Values
$10,660	Fidelity® Series Overseas Fund
$9,630	MSCI EAFE Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned -2.46% for the 12 months ending October 31, 2020, in what was a bumpy ride for non-U.S. equities, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a sharp upturn. Declared a pandemic on March 11, the crisis and containment efforts caused broad contraction in economic activity, elevated volatility and dislocation in financial markets. A historically rapid and expansive monetary- and fiscal-policy response around the world provided a partial offset to the economic disruption.Other supporting factors included resilient corporate earnings and near-term potential for a COVID-19 vaccine breakthrough. This was evident in the index’s 12.28% gain in the final six months of the year. Currency fluctuation generally boosted foreign developed-markets equities for the year, while the reverse was true for emerging-markets stocks. Late in the period, the index was pressured by a second wave of COVID-19 cases in some regions, and stretched valuations and crowded positioning in big tech. For the full year, the U.K. (-22%), Asia Pacific ex Japan (-8%), Canada (-5%) and Europe ex U.K. (-4%) notably lagged. Emerging markets (+9%) and Japan (+1%) outperformed. By sector, energy (-38%), financials and real estate (-20% each) lagged, whereas information technology (+ 25%) and communication services (+15%) topped the index.

Comments from Portfolio Manager Vincent Montemaggiore:  For the fiscal year ending October 31, 2020, the fund gained 4.51%, outperforming the -6.69% result of the benchmark MSCI EAFE Index (Net MA). From a regional standpoint, an overweighting and stock picks in Europe and security selection in Japan contributed most to the fund's relative result. By sector, the primary contributor to performance versus the benchmark was our stock picks in industrials. Strong picks in the financials sector, especially within the banks industry, also lifted the fund's relative result. Also bolstering the fund's relative result was an overweighting in information technology. Not owning Royal Dutch Shell, a benchmark component that returned -55%, was the largest individual relative contributor versus the benchmark. Also helping performance was our overweighting in DSV Panalpina, which gained 67%. DSV Panalpina was among the largest holdings as of October 31. The fund's non-benchmark stake in Indutrade gained 65%. Conversely, an underweighting in Japan and Asia Pacific ex Japan, specifically New Zealand, hindered the fund's relative result. By sector, the primary detractors from performance versus the benchmark were underweightings in materials and utilities. Stock selection in information technology also hindered relative performance. The biggest individual relative detractor was an overweight position in Compass Group (-49%), and we increased our position in this company. Our second-largest relative detractor this period was avoiding SoftBank Group, a benchmark component that gained 69%. Another notable relative detractor was an out-of-benchmark stake in IRB Brasil Resseguros (-53%). This was a position that was not held at the end of the period. Notable changes in positioning include increased exposure to Switzerland and Sweden. By sector, meaningful changes in positioning include increased exposure to information technology and a lower allocation to consumer staples.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2020
Japan	15.8%
Switzerland	12.4%
France	11.6%
United Kingdom	9.0%
Netherlands	8.1%
United States of America*	8.1%
Germany	5.8%
Sweden	5.5%
Spain	2.5%
Other	21.2%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2020

% of fund's net assets
Stocks	98.7
Short-Term Investments and Net Other Assets (Liabilities)	1.3

Top Ten Stocks as of October 31, 2020

% of fund's net assets
Nestle SA (Reg. S) (Switzerland, Food Products)	3.3
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.6
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	2.0
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	2.0
AIA Group Ltd. (Hong Kong, Insurance)	1.8
Iberdrola SA (Spain, Electric Utilities)	1.6
Hoya Corp. (Japan, Health Care Equipment & Supplies)	1.6
Lonza Group AG (Switzerland, Life Sciences Tools & Services)	1.5
DSV Panalpina A/S (Denmark, Air Freight & Logistics)	1.5
Sika AG (Switzerland, Chemicals)	1.5
19.4

Top Market Sectors as of October 31, 2020

% of fund's net assets
Industrials	18.5
Information Technology	18.5
Financials	16.9
Health Care	14.6
Consumer Staples	10.3
Consumer Discretionary	10.2
Materials	3.5
Communication Services	2.0
Utilities	1.6
Real Estate	1.6

Schedule of Investments October 31, 2020

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
Austria - 0.3%
Erste Group Bank AG	1,747,607	$35,781,461
Bailiwick of Jersey - 1.1%
Experian PLC	2,827,511	103,582,751
Sanne Group PLC	2,423,071	19,022,876

TOTAL BAILIWICK OF JERSEY		122,605,627

Belgium - 0.7%
KBC Groep NV	1,673,265	82,491,352
Bermuda - 2.3%
Credicorp Ltd. (United States)	381,575	43,759,021
Genpact Ltd.	1,733,200	59,570,084
Hiscox Ltd. (a)	4,720,472	50,415,122
IHS Markit Ltd.	1,397,300	112,999,651

TOTAL BERMUDA		266,743,878

Canada - 1.0%
Constellation Software, Inc.	114,970	120,690,454
Cayman Islands - 0.9%
Alibaba Group Holding Ltd. sponsored ADR (a)	344,300	104,904,767
China - 0.5%
Gree Electric Appliances, Inc. of Zhuhai (A Shares)	5,885,000	51,651,726
Denmark - 1.5%
DSV Panalpina A/S	1,075,231	174,102,642
Finland - 0.7%
Nordea Bank ABP (Stockholm Stock Exchange)	10,438,900	78,346,747
France - 11.6%
ALTEN (a)	810,000	64,762,110
Amundi SA (b)	452,691	29,682,856
BNP Paribas SA (a)	1,827,300	63,726,687
Capgemini SA	1,040,562	120,146,827
Dassault Systemes SA	511,200	87,251,338
Edenred SA	2,178,227	101,576,357
Kering SA	184,959	111,691,380
Legrand SA	1,392,200	102,928,105
LVMH Moet Hennessy Louis Vuitton SE	500,639	234,673,360
Pernod Ricard SA	709,800	114,410,929
Sanofi SA	1,700,100	153,507,803
SR Teleperformance SA	517,828	155,415,875

TOTAL FRANCE		1,339,773,627

Germany - 5.8%
adidas AG	456,932	135,702,292
Allianz SE	674,800	118,718,933
Deutsche Borse AG	706,102	103,905,400
Hannover Reuck SE	663,616	96,378,182
SAP SE	782,376	83,467,505
Vonovia SE	1,972,335	125,925,923

TOTAL GERMANY		664,098,235

Hong Kong - 1.8%
AIA Group Ltd.	21,182,188	201,594,619
India - 1.6%
HDFC Bank Ltd.	4,515,300	71,681,053
Reliance Industries Ltd.	278,686	4,414,973
Reliance Industries Ltd.	4,102,400	113,063,048

TOTAL INDIA		189,159,074

Indonesia - 0.3%
PT Bank Rakyat Indonesia Tbk	164,453,151	37,227,587
Ireland - 1.7%
DCC PLC (United Kingdom)	472,230	30,735,524
Kerry Group PLC Class A	791,897	94,718,447
Linde PLC	334,200	73,637,628

TOTAL IRELAND		199,091,599

Italy - 2.0%
FinecoBank SpA	6,449,585	88,260,232
GVS SpA (b)	926,300	13,053,665
Recordati SpA	2,443,939	126,633,379

TOTAL ITALY		227,947,276

Japan - 15.8%
A/S One Corp.	118,000	17,053,277
Astellas Pharma, Inc.	4,987,800	68,397,405
Curves Holdings Co. Ltd.	786,300	4,831,022
Daikin Industries Ltd.	603,000	112,841,355
Hoya Corp.	1,625,107	183,404,600
IT Holdings Corp.	2,100,900	40,180,013
Kao Corp.	1,411,568	100,501,822
Keyence Corp.	321,994	146,128,121
Nexon Co. Ltd.	3,165,300	88,219,796
Nitori Holdings Co. Ltd.	459,134	94,378,061
Olympus Corp.	3,719,192	71,200,516
Oracle Corp. Japan	315,207	31,501,817
Otsuka Corp.	671,906	30,875,202
Persol Holdings Co., Ltd.	4,005,453	60,667,399
Recruit Holdings Co. Ltd.	3,027,646	115,203,978
Relo Group, Inc.	2,403,628	57,684,130
SMC Corp.	228,321	121,445,232
Sony Corp.	1,986,500	165,607,515
Suzuki Motor Corp.	1,675,145	71,943,629
Tokyo Electron Ltd.	506,700	136,003,789
Tsuruha Holdings, Inc.	754,032	105,583,360

TOTAL JAPAN		1,823,652,039

Korea (South) - 1.3%
LG Chemical Ltd.	133,096	72,415,530
Samsung Electronics Co. Ltd.	1,466,800	73,567,861

TOTAL KOREA (SOUTH)		145,983,391

Mexico - 0.2%
Grupo Financiero Banorte S.A.B. de CV Series O (a)	6,394,572	28,488,653
Netherlands - 8.1%
ASM International NV (Netherlands)	358,000	51,200,809
ASML Holding NV (Netherlands)	638,328	230,949,054
BE Semiconductor Industries NV	1,068,300	43,161,145
Euronext NV (b)	629,000	65,601,182
IMCD NV	1,246,751	144,418,759
JDE Peet's BV	2,994,900	106,733,114
Koninklijke Philips Electronics NV	3,352,723	155,287,319
Wolters Kluwer NV	1,679,551	136,104,677

TOTAL NETHERLANDS		933,456,059

Norway - 1.2%
Adevinta ASA Class B (a)	2,619,798	40,477,047
Equinor ASA	400	5,080
Schibsted ASA (A Shares)	2,268,489	92,482,276

TOTAL NORWAY		132,964,403

South Africa - 1.0%
Naspers Ltd. Class N	584,205	114,052,918
Spain - 2.5%
Amadeus IT Holding SA Class A	2,080,770	99,333,886
Iberdrola SA	15,829,125	186,658,327

TOTAL SPAIN		285,992,213

Sweden - 5.5%
AddTech AB (B Shares)	5,473,164	60,584,673
ASSA ABLOY AB (B Shares)	4,365,748	93,568,760
Atlas Copco AB (A Shares)	2,403,900	106,141,813
Hexagon AB (B Shares)	1,823,988	133,318,551
Indutrade AB (a)	2,637,425	133,791,878
Swedish Match Co. AB	1,403,300	105,755,302

TOTAL SWEDEN		633,160,977

Switzerland - 12.4%
Alcon, Inc. (a)	1,266,176	71,969,444
Julius Baer Group Ltd.	2,335,952	104,295,627
Lonza Group AG	290,205	175,838,171
Nestle SA (Reg. S)	3,362,951	378,257,782
Roche Holding AG (participation certificate)	921,192	296,008,039
Sika AG	682,071	167,886,389
Sonova Holding AG Class B	441,503	104,724,252
Zurich Insurance Group Ltd.	374,080	124,249,052

TOTAL SWITZERLAND		1,423,228,756

Taiwan - 1.1%
Taiwan Semiconductor Manufacturing Co. Ltd.	8,038,684	121,599,295
United Kingdom - 9.0%
Beazley PLC	11,397,956	43,412,193
Compass Group PLC	7,067,687	96,740,715
Cranswick PLC	596,884	24,883,610
Dechra Pharmaceuticals PLC	1,518,563	68,698,059
Diageo PLC	4,963,647	160,414,547
Diploma PLC	1,561,431	45,028,282
London Stock Exchange Group PLC	1,534,154	165,378,615
Mondi PLC	4,042,260	76,613,621
Prudential PLC	4,076,870	49,862,171
RELX PLC (London Stock Exchange)	5,784,555	114,469,185
Rentokil Initial PLC (a)	17,194,222	117,167,103
Smith & Nephew PLC	4,098,700	71,170,400
Ultra Electronics Holdings PLC	38,745	943,650
Victrex PLC	229,246	5,479,432

TOTAL UNITED KINGDOM		1,040,261,583

United States of America - 6.8%
Ares Management Corp.	1,542,000	65,226,600
Aspen Technology, Inc. (a)	77,801	8,543,328
Becton, Dickinson & Co.	306,421	70,823,086
Black Knight, Inc. (a)	799,500	70,316,025
Boston Scientific Corp. (a)	1,758,646	60,268,798
Fidelity National Information Services, Inc.	455,100	56,700,909
Global Payments, Inc.	537,527	84,789,509
Intercontinental Exchange, Inc.	763,300	72,055,520
Marsh & McLennan Companies, Inc.	999,728	103,431,859
NICE Systems Ltd. sponsored ADR (a)	440,708	100,596,008
Roper Technologies, Inc.	226,236	84,010,476

TOTAL UNITED STATES OF AMERICA		776,762,118

TOTAL COMMON STOCKS
(Cost $10,394,572,236)		11,355,813,076

Money Market Funds - 0.5%
Fidelity Cash Central Fund 0.10% (c)
(Cost $60,601,341)	60,589,223	60,601,341
TOTAL INVESTMENT IN SECURITIES - 99.2%
(Cost $10,455,173,577)		11,416,414,417
NET OTHER ASSETS (LIABILITIES) - 0.8%		91,961,816
NET ASSETS - 100%		$11,508,376,233

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $108,337,703 or 0.9% of net assets.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,605,333
Fidelity Securities Lending Cash Central Fund	907,844
Total	$2,513,177

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$221,179,119	$132,959,323	$88,219,796	$--
Consumer Discretionary	1,186,177,385	352,298,439	833,878,946	--
Consumer Staples	1,191,258,913	446,501,402	744,757,511	--
Energy	117,483,101	5,080	117,478,021	--
Financials	1,942,993,600	1,150,927,069	792,066,531	--
Health Care	1,708,038,213	516,170,683	1,191,867,530	--
Industrials	2,126,151,768	1,518,842,293	607,309,475	--
Information Technology	2,096,229,997	1,201,957,340	894,272,657	--
Materials	396,032,600	323,617,070	72,415,530	--
Real Estate	183,610,053	125,925,923	57,684,130	--
Utilities	186,658,327	186,658,327	--	--
Money Market Funds	60,601,341	60,601,341	--	--
Total Investments in Securities:	$11,416,414,417	$6,016,464,290	$5,399,950,127	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $10,394,572,236)	$11,355,813,076
Fidelity Central Funds (cost $60,601,341)	60,601,341
Total Investment in Securities (cost $10,455,173,577)		$11,416,414,417
Foreign currency held at value (cost $3,560,033)		3,560,044
Receivable for investments sold		59,119,200
Receivable for fund shares sold		94,887,770
Dividends receivable		15,960,389
Distributions receivable from Fidelity Central Funds		1,881
Total assets		11,589,943,701
Liabilities
Payable for investments purchased	$64,772,967
Payable for fund shares redeemed	6,071,614
Other payables and accrued expenses	10,722,887
Total liabilities		81,567,468
Net Assets		$11,508,376,233
Net Assets consist of:
Paid in capital		$10,796,565,189
Total accumulated earnings (loss)		711,811,044
Net Assets		$11,508,376,233
Net Asset Value, offering price and redemption price per share ($11,508,376,233 ÷ 1,084,150,314 shares)		$10.62

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2020
Investment Income
Dividends		$160,396,639
Income from Fidelity Central Funds (including $907,844 from security lending)		2,513,177
Income before foreign taxes withheld		162,909,816
Less foreign taxes withheld		(19,091,555)
Total income		143,818,261
Expenses
Custodian fees and expenses	$753,519
Independent trustees' fees and expenses	54,907
Interest	8,968
Miscellaneous	14,073
Total expenses		831,467
Net investment income (loss)		142,986,794
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $32,056)	(346,982,974)
Fidelity Central Funds	36,934
Foreign currency transactions	2,442,989
Futures contracts	(12,360,920)
Total net realized gain (loss)		(356,863,971)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $10,361,072)	771,945,076
Fidelity Central Funds	547
Assets and liabilities in foreign currencies	192,578
Total change in net unrealized appreciation (depreciation)		772,138,201
Net gain (loss)		415,274,230
Net increase (decrease) in net assets resulting from operations		$558,261,024

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2020	For the period June 21, 2019 (commencement of operations) to October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$142,986,794	$19,029,120
Net realized gain (loss)	(356,863,971)	(14,667,411)
Change in net unrealized appreciation (depreciation)	772,138,201	179,214,461
Net increase (decrease) in net assets resulting from operations	558,261,024	183,576,170
Distributions to shareholders	(30,070,456)	–
Share transactions
Proceeds from sales of shares	7,066,900,589	6,044,906,528
Reinvestment of distributions	30,070,456	–
Cost of shares redeemed	(2,343,591,546)	(1,676,532)
Net increase (decrease) in net assets resulting from share transactions	4,753,379,499	6,043,229,996
Total increase (decrease) in net assets	5,281,570,067	6,226,806,166
Net Assets
Beginning of period	6,226,806,166	–
End of period	$11,508,376,233	$6,226,806,166
Other Information
Shares
Sold	695,966,665	610,767,928
Issued in reinvestment of distributions	2,847,581	–
Redeemed	(225,265,842)	(166,018)
Net increase (decrease)	473,548,404	610,601,910

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Overseas Fund

Years ended October 31,	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$10.20	$10.00
Income from Investment Operations
Net investment income (loss)B	.14	.06C
Net realized and unrealized gain (loss)	.32	.14
Total from investment operations	.46	.20
Distributions from net investment income	(.04)	–
Total distributions	(.04)	–
Net asset value, end of period	$10.62	$10.20
Total ReturnD	4.51%	2.00%
Ratios to Average Net AssetsE,F
Expenses before reductions	.01%	.01%G
Expenses net of fee waivers, if any	.01%	.01%G
Expenses net of all reductions	.01%	.01%G
Net investment income (loss)	1.35%	1.69%C,G
Supplemental Data
Net assets, end of period (000 omitted)	$11,508,376	$6,226,806
Portfolio turnover rateH	50%	12%I,J

 A For the period June 21, 2019 (commencement of operations) to October 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend which amounted to $.03 per share. Excluding such non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .98%.

 D Total returns for periods of less than one year are not annualized.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2020

1. Organization.

Fidelity Series Overseas Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds and Fidelity managed 529 plans. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, futures transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,514,211,205
Gross unrealized depreciation	(588,976,352)
Net unrealized appreciation (depreciation)	$925,234,853
Tax Cost	$10,491,179,564

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$131,623,880
Capital loss carryforward	$(335,163,692)
Net unrealized appreciation (depreciation) on securities and other investments	$925,711,928

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(335,163,692)

The tax character of distributions paid was as follows:

	October 31, 2020	October 31, 2019
Ordinary Income	$30,070,456	$ -

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Overseas Fund	9,924,526,047	5,057,197,586

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Series Overseas Fund	$17,663

Prior Fiscal Year Affiliated Exchanges In-Kind. During the prior period, the Fund received investments and cash valued at $731,768,541 in exchange for 73,470,737 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Series Overseas Fund	Borrower	$21,278,804.33%		$8,968

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Series Overseas Fund	$14,008

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Series Overseas Fund	$3,062	$–	$–

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Series Overseas Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Series Overseas Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period from June 21, 2019 (commencement of operations) through October 31, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from June 21, 2019 (commencement of operations) through October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 16, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the trustees oversees 305 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Co-Lead Independent Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Co-Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Lloyd James Austin, III (1953)

Year of Election or Appointment: 2020

Member of the Advisory Board

General Austin also serves as a Member of the Advisory Board of other Fidelity® funds. Prior to his retirement, General Austin (United States Army, Retired) held a variety of positions within the U.S. Government, including Commander, U.S. Central Command (2013-2016), Vice Chief of Staff, U.S. Army (2012-2013) and Commanding General, U.S. Forces – Iraq, Operation New Dawn (2010-2012). General Austin currently serves as a Partner of Pine Island Capital Partners (private equity, 2020-present) and as President of the Austin Strategy Group LLC (consulting, 2016-present). General Austin serves as a member of the Board of Directors of Nucor Corporation (steel products, 2017-present), as a member of the Board of Directors of Tenet Healthcare Corporation (2018-present) and as a member of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). In addition, General Austin currently serves as a member of the Board of Trustees of the Carnegie Corporation of New York (2017-present) and as a member of the Board of Trustees of Auburn University (2017-present). Previously, General Austin served as a member of the Board of Directors of United Technologies Corporation (aerospace, defense and building, 2016-2020).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2020

Member of the Advisory Board

Mr. Kennedy also serves as a Member of the Advisory Board of other Fidelity® funds. Previously, Mr. Kennedy held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2020 to October 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period-B May 1, 2020 to October 31, 2020
Fidelity Series Overseas Fund	.01%
Actual		$1,000.00	$1,137.00	$.05
Hypothetical-C		$1,000.00	$1,025.09	$.05

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund designates 3% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 29% of the dividend distributed in December during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	91,643,443,973.030	98.167
Withheld	1,711,119,384.419	1.833
TOTAL	93,354,563,357.449	100.000
Donald F. Donahue
Affirmative	91,659,003,496.045	98.184
Withheld	1,695,559,852.789	1.816
TOTAL	93,354,563,357.449	100.000
Bettina Doulton
Affirmative	91,774,146,516.145	98.307
Withheld	1,580,416,862.377	1.693
TOTAL	93,354,563,357.449	100.000
Vicki L. Fuller
Affirmative	91,845,419,368.993	98.383
Withheld	1,509,143,998.591	1.617
TOTAL	93,354,563,357.449	100.00
Patricia L. Kampling
Affirmative	91,723,732,274.457	98.253
Withheld	1,630,831,098.411	1.747
TOTAL	93,354,563,357.449	100.000
Alan J. Lacy
Affirmative	91,490,319,407.772	98.003
Withheld	1,864,243,948.299	1.997
TOTAL	93,354,563,357.449	100.000
Ned C. Lautenbach
Affirmative	91,285,367,239.075	97.784
Withheld	2,069,196,119.052	2.216
TOTAL	93,354,563,357.449	100.000
Robert A. Lawrence
Affirmative	91,556,271,429.466	98.074
Withheld	1,798,291,912.707	1.926
TOTAL	93,354,563,357.449	100.000
Joseph Mauriello
Affirmative	91,497,480,147.082	98.011
Withheld	1,857,083,211.045	1.989
TOTAL	93,354,563,357.449	100.000
Cornelia M. Small
Affirmative	91,606,808,161.438	98.128
Withheld	1,747,755,220.497	1.872
TOTAL	93,354,563,357.449	100.000
Garnett A. Smith
Affirmative	91,505,784,053.038	98.020
Withheld	1,848,779,305.090	1.980
TOTAL	93,354,563,357.449	100.000
David M. Thomas
Affirmative	91,536,969,704.881	98.053
Withheld	1,817,593,630.919	1.947
TOTAL	93,354,563,357.449	100.000
Susan Tomasky
Affirmative	91,697,125,678.165	98.225
Withheld	1,657,437,703.277	1.775
TOTAL	93,354,563,357.449	100.000
Michael E. Wiley
Affirmative	91,506,805,575.815	98.021
Withheld	1,847,757,759.985	1.979
TOTAL	93,354,563,357.449	100.000
Proposal 1 reflects trust wide proposal and voting results.

SOV-ANN-1220
1.9894003.101

Fidelity® Infrastructure Fund

Annual Report

October 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns for Fidelity® Infrastructure Fund will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Infrastructure Fund on November 5, 2019, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) Index performed over the same period.

Period Ending Values
$10,479	Fidelity® Infrastructure Fund
$10,388	MSCI ACWI (All Country World Index) Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned -2.46% for the 12 months ending October 31, 2020, in what was a bumpy ride for non-U.S. equities, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a sharp upturn. Declared a pandemic on March 11, the crisis and containment efforts caused broad contraction in economic activity, elevated volatility and dislocation in financial markets. A historically rapid and expansive monetary- and fiscal-policy response around the world provided a partial offset to the economic disruption. Other supporting factors included resilient corporate earnings and near-term potential for a COVID-19 vaccine breakthrough. This was evident in the index’s 12.28% gain in the final six months of the year. Currency fluctuation generally boosted foreign developed-markets equities for the year, while the reverse was true for emerging-markets stocks. Late in the period, the index was pressured by a second wave of COVID-19 cases in some regions, and stretched valuations and crowded positioning in big tech. For the full year, the U.K. (-22%), Asia Pacific ex Japan (-8%), Canada (-5%) and Europe ex U.K. (-4%) notably lagged. Emerging markets (+9%) and Japan (+1%) outperformed. By sector, energy (-38%), financials and real estate (-20% each) lagged, whereas information technology (+ 25%) and communication services (+15%) topped the index.

Comments from Portfolio Manager Pranay Kirpalani:  From its inception on November 5, 2019, through October 31, 2020, the fund advanced 4.79%. This result surpassed the broad-market MSCI ACWI (+3.88%) as well as the more narrowly focused S&P Global Infrastructure Index (-15.97%). A combination of strong stock and market selection contributed to the fund’s wide outperformance of the infrastructure benchmark for the slightly abbreviated fiscal period. Choices in real estate and utilities added the most value, while stock picking and an average underweighting in the weak-performing energy sector also contributed. On an individual basis, a non-benchmark position in Cellnex Telecom (+63%), a wireless telecom infrastructure company based in Spain, contributed more value than any other individual position. An outsized stake in Danish multinational power company Orsted, which gained roughly 90% for the fund, also helped. Conversely, stock picks in pockets of industrials detracted modestly from the fund’s relative performance. The fund's largest individual relative detractor was our overweighted stake in Grupo Aeroport Pacific (-45% for the fund), an airport based in Mexico. I sold Grupo Aeroport Pacific by period end to buy shares of its competitor, Grupo Aeroportuario Centro Norte. Also holding back performance was a non-benchmark position in Rumo (-45%), a railroad operator in Brazil.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Stocks as of October 31, 2020

% of fund's net assets
Aena Sme SA	6.9
NextEra Energy, Inc.	6.9
Iberdrola SA	5.1
Dominion Energy, Inc.	4.8
Enel SpA	4.4
28.1

Top Five Market Sectors as of October 31, 2020

% of fund's net assets
Utilities	38.5
Industrials	26.9
Real Estate	14.0
Energy	8.8
Communication Services	4.7

Asset Allocation (% of fund's net assets)

As of October 31, 2020*
Stocks	93.9%
Short-Term Investments and Net Other Assets (Liabilities)	6.1%

 * Foreign investments – 54.6%

Schedule of Investments October 31, 2020

Showing Percentage of Net Assets

Common Stocks - 93.1%
	Shares	Value
COMMUNICATION SERVICES - 4.7%
Diversified Telecommunication Services - 4.7%
Cellnex Telecom SA (a)	8,580	$550,797
Infrastrutture Wireless Italiane SpA (a)	4,982	53,845
		604,642
ENERGY - 8.8%
Oil, Gas & Consumable Fuels - 8.8%
Cheniere Energy Partners LP	6,337	228,449
Cheniere Energy, Inc. (b)	6,500	311,155
Enterprise Products Partners LP	10,474	173,554
The Williams Companies, Inc.	21,500	412,585
		1,125,743
INDUSTRIALS - 26.9%
Commercial Services & Supplies - 2.6%
GFL Environmental, Inc.	9,300	178,002
Waste Connection, Inc. (United States)	1,534	152,357
		330,359
Construction & Engineering - 3.1%
Ferrovial SA	9,466	204,782
VINCI SA	2,397	189,327
		394,109
Road & Rail - 1.5%
Rumo SA (b)	61,087	195,250
Transportation Infrastructure - 19.7%
Aena Sme SA (a)(b)	6,532	879,426
Aeroports de Paris SA	2,500	244,285
Auckland International Airport Ltd.	102,700	475,078
Flughafen Zuerich AG (b)	1,540	207,584
Grupo Aeroportuario Norte S.A.B. de CV ADR (b)	7,400	267,732
Sydney Airport unit	113,773	436,215
		2,510,320

TOTAL INDUSTRIALS		3,430,038

INFORMATION TECHNOLOGY - 1.0%
IT Services - 1.0%
GDS Holdings Ltd. ADR (b)	1,500	126,060
REAL ESTATE - 14.0%
Equity Real Estate Investment Trusts (REITs) - 14.0%
American Tower Corp.	905	207,833
CoreSite Realty Corp.	1,914	228,455
Crown Castle International Corp.	1,296	202,435
Digital Realty Trust, Inc.	2,084	300,721
Equinix, Inc.	280	204,747
Prologis (REIT), Inc.	2,735	271,312
SBA Communications Corp. Class A	617	179,158
Warehouses de Pauw	5,534	185,105
		1,779,766
UTILITIES - 37.7%
Electric Utilities - 22.1%
Enel SpA	70,979	564,319
Energias de Portugal SA	43,370	213,762
Equatorial Energia SA	6,092	21,160
Iberdrola SA	54,919	647,609
NextEra Energy, Inc.	11,968	876,177
ORSTED A/S (a)	1,803	286,161
Scottish & Southern Energy PLC	12,728	206,939
		2,816,127
Independent Power and Renewable Electricity Producers - 7.0%
Atlantica Sustainable Infrastructure PLC	7,245	213,655
Clearway Energy, Inc. Class C	5,900	166,144
NextEra Energy Partners LP	4,517	283,668
The AES Corp.	11,921	232,460
		895,927
Multi-Utilities - 8.6%
Ameren Corp.	1,572	127,521
Dominion Energy, Inc.	7,540	605,764
RWE AG	9,768	361,653
		1,094,938

TOTAL UTILITIES		4,806,992

TOTAL COMMON STOCKS
(Cost $11,381,568)		11,873,241

Nonconvertible Preferred Stocks - 0.8%
UTILITIES - 0.8%
Water Utilities - 0.8%
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP) sponsored ADR
(Cost $170,415)	13,928	102,789

Money Market Funds - 5.4%
Fidelity Cash Central Fund 0.10% (c)
(Cost $690,924)	690,786	690,924
TOTAL INVESTMENT IN SECURITIES - 99.3%
(Cost $12,242,907)		12,666,954
NET OTHER ASSETS (LIABILITIES) - 0.7%		95,058
NET ASSETS - 100%		$12,762,012

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,770,229 or 13.9% of net assets.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund’s financial statements, which are not covered by the Fund’s Report of Independent Registered Public Accounting Firm, are available on the SEC’s website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,547
Total	$1,547

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

The value, beginning of period, for the Fidelity Cash Central Fund was $0. Net realized gain (loss) and change in net unrealized appreciation (depreciation) on Fidelity Cash Central Fund is presented in the Statement of Operations, if applicable. Purchases and sales of the Fidelity Cash Central Fund were $10,714,705 and $10,023,819, respectively, during the period.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$604,642	$604,642	$--	$--
Energy	1,125,743	1,125,743	--	--
Industrials	3,430,038	2,329,418	1,100,620	--
Information Technology	126,060	126,060	--	--
Real Estate	1,779,766	1,779,766	--	--
Utilities	4,909,781	4,345,462	564,319	--
Money Market Funds	690,924	690,924	--	--
Total Investments in Securities:	$12,666,954	$11,002,015	$1,664,939	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	45.4%
Spain	17.9%
Italy	4.8%
New Zealand	3.7%
Australia	3.4%
France	3.4%
United Kingdom	3.3%
Germany	2.8%
Canada	2.6%
Brazil	2.5%
Denmark	2.2%
Mexico	2.1%
Portugal	1.7%
Switzerland	1.7%
Belgium	1.5%
Cayman Islands	1.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $11,551,983)	$11,976,030
Fidelity Central Funds (cost $690,924)	690,924
Total Investment in Securities (cost $12,242,907)		$12,666,954
Receivable for investments sold		62,662
Receivable for fund shares sold		70,147
Dividends receivable		10,300
Distributions receivable from Fidelity Central Funds		55
Prepaid expenses		19
Receivable from investment adviser for expense reductions		18,996
Other receivables		363
Total assets		12,829,496
Liabilities
Payable for fund shares redeemed	$21,950
Accrued management fee	7,328
Audit fee payable	34,200
Other affiliated payables	3,145
Other payables and accrued expenses	861
Total liabilities		67,484
Net Assets		$12,762,012
Net Assets consist of:
Paid in capital		$13,148,494
Total accumulated earnings (loss)		(386,482)
Net Assets		$12,762,012
Net Asset Value, offering price and redemption price per share ($12,762,012 ÷ 1,222,843 shares)		$10.44

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		For the period November 5, 2019 (commencement of operations) to October 31, 2020
Investment Income
Dividends		$231,678
Non-Cash dividends		22,047
Income from Fidelity Central Funds		1,547
Income before foreign taxes withheld		255,272
Less foreign taxes withheld		(17,295)
Total income		237,977
Expenses
Management fee	$60,724
Transfer agent fees	23,750
Accounting fees and expenses	3,467
Custodian fees and expenses	18,148
Independent trustees' fees and expenses	42
Registration fees	45,899
Audit	48,741
Legal	6
Miscellaneous	362
Total expenses before reductions	201,139
Expense reductions	(112,802)
Total expenses after reductions		88,337
Net investment income (loss)		149,640
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(920,244)
Fidelity Central Funds	38
Foreign currency transactions	(648)
Total net realized gain (loss)		(920,854)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	424,047
Assets and liabilities in foreign currencies	139
Total change in net unrealized appreciation (depreciation)		424,186
Net gain (loss)		(496,668)
Net increase (decrease) in net assets resulting from operations		$(347,028)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period November 5, 2019 (commencement of operations) to October 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$149,640
Net realized gain (loss)	(920,854)
Change in net unrealized appreciation (depreciation)	424,186
Net increase (decrease) in net assets resulting from operations	(347,028)
Distributions to shareholders	(9,940)
Share transactions
Proceeds from sales of shares	20,982,960
Reinvestment of distributions	9,617
Cost of shares redeemed	(7,873,597)
Net increase (decrease) in net assets resulting from share transactions	13,118,980
Total increase (decrease) in net assets	12,762,012
Net Assets
Beginning of period	–
End of period	$12,762,012
Other Information
Shares
Sold	2,024,005
Issued in reinvestment of distributions	941
Redeemed	(802,103)
Net increase (decrease)	1,222,843

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Infrastructure Fund

Year ended October 31,	2020 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.17
Net realized and unrealized gain (loss)	.31C
Total from investment operations	.48
Distributions from net investment income	(.04)
Total distributions	(.04)
Net asset value, end of period	$10.44
Total ReturnD,E	4.79%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.24%H
Expenses net of fee waivers, if any	1.00%H
Expenses net of all reductions	.98%H
Net investment income (loss)	1.67%H
Supplemental Data
Net assets, end of period (000 omitted)	$12,762
Portfolio turnover rateI	50%H

 A For the period November 5, 2019 (commencement of operations) to October 31, 2020.

 B Calculated based on average shares outstanding during the period.

 C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2020

1. Organization.

Fidelity Infrastructure Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2020 is included at the end of the Fund' Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,050,504
Gross unrealized depreciation	(720,854)
Net unrealized appreciation (depreciation)	$329,650
Tax Cost	$12,337,304

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$111,806
Capital loss carryforward	$(828,078)
Net unrealized appreciation (depreciation) on securities and other investments	$329,789

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(828,078)

The tax character of distributions paid was as follows:

October 31, 2020(a)
Ordinary Income	$9,940

 (a) For the period November 5, 2019 (commencement of operations) to October 31, 2020.

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Infrastructure Fund	16,952,771	4,431,974

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annualized management fee rate was .68% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .26% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Infrastructure Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Infrastructure Fund	$94

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Infrastructure Fund	$13

During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded 1.00% of average net assets. This reimbursement will remain in place through February 28, 2022. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $111,251.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $1,512 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $28.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $11.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

9. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Infrastructure Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Infrastructure Fund (one of the funds constituting Fidelity Investment Trust, referred to hereafter as the “Fund”) as of October 31, 2020, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period November 5, 2019 (commencement of operations) through October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations, changes in its net assets, and the financial highlights for the period November 5, 2019 (commencement of operations) through October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 15, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 305 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Co-Lead Independent Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Co-Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Lloyd James Austin, III (1953)

Year of Election or Appointment: 2020

Member of the Advisory Board

General Austin also serves as a Member of the Advisory Board of other Fidelity® funds. Prior to his retirement, General Austin (United States Army, Retired) held a variety of positions within the U.S. Government, including Commander, U.S. Central Command (2013-2016), Vice Chief of Staff, U.S. Army (2012-2013) and Commanding General, U.S. Forces – Iraq, Operation New Dawn (2010-2012). General Austin currently serves as a Partner of Pine Island Capital Partners (private equity, 2020-present) and as President of the Austin Strategy Group LLC (consulting, 2016-present). General Austin serves as a member of the Board of Directors of Nucor Corporation (steel products, 2017-present), as a member of the Board of Directors of Tenet Healthcare Corporation (2018-present) and as a member of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). In addition, General Austin currently serves as a member of the Board of Trustees of the Carnegie Corporation of New York (2017-present) and as a member of the Board of Trustees of Auburn University (2017-present). Previously, General Austin served as a member of the Board of Directors of United Technologies Corporation (aerospace, defense and building, 2016-2020).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2020

Member of the Advisory Board

Mr. Kennedy also serves as a Member of the Advisory Board of other Fidelity® funds. Previously, Mr. Kennedy held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2020 to October 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period-B May 1, 2020 to October 31, 2020
Fidelity Infrastructure Fund	1.00%
Actual		$1,000.00	$1,108.30	$5.30
Hypothetical-C		$1,000.00	$1,020.11	$5.08

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund designates 20% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 89% of the dividend distributed in December during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 12% of the dividend distributed during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	91,643,443,973.030	98.167
Withheld	1,711,119,384.419	1.833
TOTAL	93,354,563,357.449	100.000
Donald F. Donahue
Affirmative	91,659,003,496.045	98.184
Withheld	1,695,559,852.789	1.816
TOTAL	93,354,563,357.449	100.000
Bettina Doulton
Affirmative	91,774,146,516.145	98.307
Withheld	1,580,416,862.377	1.693
TOTAL	93,354,563,357.449	100.000
Vicki L. Fuller
Affirmative	91,845,419,368.993	98.383
Withheld	1,509,143,998.591	1.617
TOTAL	93,354,563,357.449	100.00
Patricia L. Kampling
Affirmative	91,723,732,274.457	98.253
Withheld	1,630,831,098.411	1.747
TOTAL	93,354,563,357.449	100.000
Alan J. Lacy
Affirmative	91,490,319,407.772	98.003
Withheld	1,864,243,948.299	1.997
TOTAL	93,354,563,357.449	100.000
Ned C. Lautenbach
Affirmative	91,285,367,239.075	97.784
Withheld	2,069,196,119.052	2.216
TOTAL	93,354,563,357.449	100.000
Robert A. Lawrence
Affirmative	91,556,271,429.466	98.074
Withheld	1,798,291,912.707	1.926
TOTAL	93,354,563,357.449	100.000
Joseph Mauriello
Affirmative	91,497,480,147.082	98.011
Withheld	1,857,083,211.045	1.989
TOTAL	93,354,563,357.449	100.000
Cornelia M. Small
Affirmative	91,606,808,161.438	98.128
Withheld	1,747,755,220.497	1.872
TOTAL	93,354,563,357.449	100.000
Garnett A. Smith
Affirmative	91,505,784,053.038	98.020
Withheld	1,848,779,305.090	1.980
TOTAL	93,354,563,357.449	100.000
David M. Thomas
Affirmative	91,536,969,704.881	98.053
Withheld	1,817,593,630.919	1.947
TOTAL	93,354,563,357.449	100.000
Susan Tomasky
Affirmative	91,697,125,678.165	98.225
Withheld	1,657,437,703.277	1.775
TOTAL	93,354,563,357.449	100.000
Michael E. Wiley
Affirmative	91,506,805,575.815	98.021
Withheld	1,847,757,759.985	1.979
TOTAL	93,354,563,357.449	100.000
Proposal 1 reflects trust wide proposal and voting results.

ISF-ANN-1220
1.9896235.100

Fidelity® Enduring Opportunities Fund

Annual Report

October 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns for Fidelity® Enduring Opportunities Fund will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Enduring Opportunities Fund on November 5, 2019, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) Index performed over the same period.

Period Ending Values
$11,922	Fidelity® Enduring Opportunities Fund
$10,388	MSCI ACWI (All Country World Index) Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) Index gained 5.29% for the year ending October 31, 2020, a volatile period for global equities, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a historic rebound. Declared a pandemic in March, the COVID-19 crisis caused broad contraction in economic activity, along with elevated uncertainty and dislocation in financial markets. A historically rapid and expansive monetary/fiscal-policy response partially offset the economic disruption and fueled a sharp uptrend from March 24 into September. Other supporting factors included resilient corporate earnings and near-term potential for a COVID-19 vaccine breakthrough. Currency fluctuation generally supported global equities for the year. Late in the period, markets digested the inability of the U.S. Congress to reach a deal on additional fiscal stimulus, U.S. election uncertainty and a second wave of COVID-19 cases. By region for the full period, the U.S. (+12%), which represented 57% of the index, on average, led the way, followed by emerging markets (+9%). In contrast, the following regions lagged: U.K. (-22%), Asia-Pacific ex Japan (-8%), Canada (-5%) and Europe ex U.K. (-4%). Among sectors, information technology (+33%), consumer discretionary (+24%) and communication services (+16%) stood out. Conversely, energy (-42%), financials (-18%) and real estate (-15%) trailed the index.

Comments from Co-Portfolio Manager Michael Kim:  From inception on November 5, 2019, through October 31, 2020, the fund gained 19.22%, topping the 3.88% return of the benchmark, the MSCI ACWI (All Country World Index) over this time frame. We believe the fund benefited from the work of Fidelity analysts, who sought to identify companies with longer-term growth prospects, a strong management team and protective moats, such as network and scale effects. Quantitative analysis also helped to bring discipline to our investment process. Positioning in all major global regions added value for the period. By country, picks in the U.S., the U.K., China and Japan helped the most. Conversely, non-benchmark exposure to several emerging-markets exchange-traded funds (ETFs) detracted, as did modest positions in Peru and the Philippines. By sector, picks in industrials, financials, health care, real estate and communication services added meaningful value, although overweightings in industrials and health care detracted slightly. In information technology, overweighting software & services helped notably. Within this segment, a position in Coupa Software (+101%), a provider of business spend-management software, added more value than any other fund position. Conversely, not owning several tech names included in the benchmark, such as Apple (+71%) and Nvidia (+142%), detracted from our relative result. It also hurt not to own shares of automaker Tesla, a benchmark component that gained 494% this period. By period end, we added exposure to the technology and health care sectors, and reduced the fund’s holdings in consumer staples, financials and real estate.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On July 1, 2020, Niamh Brodie-Machura assumed co-management responsibilities for the fund. Markus Eichacker came off of the fund. On November 1, 2020, Tom Codrington assumed co-management responsibilities for the fund, succeeding Risteard Hogan.

Investment Summary (Unaudited)

Top Five Stocks as of October 31, 2020

% of fund's net assets
Microsoft Corp.	3.0
Amazon.com, Inc.	2.7
Facebook, Inc. Class A	1.5
Alibaba Group Holding Ltd. sponsored ADR	1.3
Alphabet, Inc. Class C	1.1
9.6

Top Five Market Sectors as of October 31, 2020

% of fund's net assets
Information Technology	20.4
Consumer Discretionary	17.2
Industrials	17.1
Financials	11.0
Communication Services	8.9

Asset Allocation (% of fund's net assets)

As of October 31, 2020*
Stocks	98.6%
Short-Term Investments and Net Other Assets (Liabilities)	1.4%

 * Foreign investments - 45.3%

Schedule of Investments October 31, 2020

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value
COMMUNICATION SERVICES - 8.9%
Entertainment - 2.1%
Activision Blizzard, Inc.	473	$35,820
CD Projekt RED SA (a)	148	12,540
Netflix, Inc. (a)	141	67,079
Sea Ltd. ADR (a)	128	20,186
The Walt Disney Co.	573	69,476
		205,101
Interactive Media & Services - 5.6%
Adevinta ASA Class B (a)	1,052	16,254
Alphabet, Inc.:
Class A (a)	65	105,047
Class C (a)	66	106,987
Facebook, Inc. Class A (a)	584	153,656
Kakao Corp.	58	16,875
Rightmove PLC	2,367	18,951
Tencent Holdings Ltd.	1,347	102,918
Yandex NV Series A (a)	327	18,825
Z Holdings Corp.	3,118	21,742
		561,255
Media - 1.2%
Cable One, Inc.	18	31,173
Charter Communications, Inc. Class A (a)	80	48,306
Schibsted ASA (A Shares)	489	19,936
The New York Times Co. Class A	636	25,224
		124,639

TOTAL COMMUNICATION SERVICES		890,995

CONSUMER DISCRETIONARY - 17.2%
Auto Components - 0.6%
Aptiv PLC	389	37,535
DENSO Corp.	526	24,510
		62,045
Automobiles - 0.9%
Ferrari NV	114	20,334
Maruti Suzuki India Ltd.	236	22,034
Toyota Motor Corp.	677	44,443
		86,811
Diversified Consumer Services - 0.7%
Arco Platform Ltd. Class A (a)	324	11,042
Grand Canyon Education, Inc. (a)	322	25,235
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	134	21,491
TAL Education Group ADR (a)	284	18,875
		76,643
Hotels, Restaurants & Leisure - 2.2%
Compass Group PLC	1,527	20,901
Hilton Worldwide Holdings, Inc.	430	37,758
Jollibee Food Corp.	4,997	17,471
Marriott International, Inc. Class A	382	35,480
Oriental Land Co. Ltd.	163	22,816
Starbucks Corp.	550	47,828
Yum! Brands, Inc.	385	35,932
		218,186
Household Durables - 0.6%
Maytronics Ltd.	1,468	22,549
NVR, Inc. (a)	9	35,578
		58,127
Internet & Direct Marketing Retail - 5.9%
Alibaba Group Holding Ltd. sponsored ADR (a)	417	127,056
Amazon.com, Inc. (a)	90	273,254
Delivery Hero AG (a)(b)	208	23,929
Meituan Class B (a)	1,257	46,729
MercadoLibre, Inc. (a)	22	26,709
Naspers Ltd. Class N	165	32,213
Ocado Group PLC (a)	844	24,886
The Booking Holdings, Inc. (a)	25	40,563
		595,339
Leisure Products - 0.2%
Callaway Golf Co.	1,620	25,094
Multiline Retail - 0.2%
B&M European Value Retail SA	3,631	22,805
Specialty Retail - 4.2%
Carvana Co. Class A (a)	175	32,436
Fast Retailing Co. Ltd.	48	33,482
Five Below, Inc. (a)	273	36,402
Floor & Decor Holdings, Inc. Class A (a)	434	31,682
Inditex SA	817	20,163
John David Group PLC	2,118	20,338
Lowe's Companies, Inc.	347	54,861
Nitori Holdings Co. Ltd.	107	21,995
The Home Depot, Inc.	313	83,480
TJX Companies, Inc.	730	37,084
Ulta Beauty, Inc. (a)	133	27,500
Workman Co. Ltd.	224	19,862
		419,285
Textiles, Apparel & Luxury Goods - 1.7%
Hermes International SCA	27	25,125
LVMH Moet Hennessy Louis Vuitton SE	93	43,594
Moncler SpA	510	20,409
NIKE, Inc. Class B	472	56,678
Shenzhou International Group Holdings Ltd.	1,387	23,956
		169,762

TOTAL CONSUMER DISCRETIONARY		1,734,097

CONSUMER STAPLES - 6.6%
Beverages - 1.4%
Ambev SA	7,201	15,286
China Resources Beer Holdings Co. Ltd.	2,657	16,468
Davide Campari Milano NV	2,311	24,127
Fever-Tree Drinks PLC	606	15,819
Kweichow Moutai Co. Ltd. (A Shares)	70	17,509
Monster Beverage Corp. (a)	445	34,074
Pernod Ricard SA	149	24,017
		147,300
Food & Staples Retailing - 2.4%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	700	21,557
Avenue Supermarts Ltd. (a)(b)	563	16,920
Casey's General Stores, Inc.	174	29,331
Clicks Group Ltd.	1,039	15,027
Costco Wholesale Corp.	169	60,438
Wal-Mart de Mexico SA de CV Series V	7,340	17,734
Walmart, Inc.	479	66,461
Welcia Holdings Co. Ltd.	410	16,068
		243,536
Food Products - 1.6%
Barry Callebaut AG	8	16,516
Cranswick PLC	412	17,176
Foshan Haitian Flavouring & Food Co. Ltd. (A Shares)	720	17,252
Kerry Group PLC Class A	183	21,889
Lamb Weston Holdings, Inc.	522	33,121
McCormick & Co., Inc. (non-vtg.)	193	34,838
Vietnam Dairy Products Corp.	3,624	16,932
		157,724
Household Products - 0.3%
Unicharm Corp.	579	26,791
Personal Products - 0.9%
Estee Lauder Companies, Inc. Class A	185	40,637
Kao Corp.	337	23,994
Shiseido Co. Ltd.	441	27,301
		91,932

TOTAL CONSUMER STAPLES		667,283

ENERGY - 1.1%
Oil, Gas & Consumable Fuels - 1.1%
Cheniere Energy, Inc. (a)	605	28,961
Hess Corp.	728	27,096
Parkland Corp.	658	16,071
PrairieSky Royalty Ltd.	2,486	15,245
Reliance Industries Ltd.	968	26,678
		114,051
FINANCIALS - 11.0%
Banks - 3.8%
Bank of America Corp.	2,661	63,066
Close Brothers Group PLC	1,299	18,124
Credicorp Ltd. (United States)	84	9,633
FinecoBank SpA	1,294	17,708
First Republic Bank	275	34,689
HDFC Bank Ltd.	917	14,558
JPMorgan Chase & Co.	869	85,197
KBC Groep NV	355	17,501
Kotak Mahindra Bank Ltd. (a)	899	18,649
M&T Bank Corp.	310	32,110
PNC Financial Services Group, Inc.	321	35,913
PT Bank Central Asia Tbk	9,008	17,725
Skandiabanken ASA (b)	2,939	18,625
		383,498
Capital Markets - 4.7%
Amundi SA (b)	250	16,392
Avanza Bank Holding AB	1,277	24,253
Bolsa Mexicana de Valores S.A.B. de CV	7,501	15,248
Brookfield Asset Management, Inc. (Canada) Class A	842	25,020
Charles Schwab Corp.	1,070	43,988
CME Group, Inc.	241	36,324
HDFC Asset Management Co. Ltd. (b)	502	15,143
HUB24 Ltd.	2,568	41,493
Moody's Corp.	155	40,750
Morningstar, Inc.	199	37,886
Netwealth Group Ltd.	2,169	26,344
Partners Group Holding AG	20	18,029
Raymond James Financial, Inc.	435	33,251
S&P Global, Inc.	140	45,182
St. James's Place Capital PLC	1,671	19,466
Value Partners Group Ltd.	40,318	17,578
VZ Holding AG	198	16,605
		472,952
Consumer Finance - 0.2%
Bajaj Finance Ltd.	477	21,152
Insurance - 2.1%
Arthur J. Gallagher & Co.	297	30,802
Assurant, Inc.	259	32,212
Chubb Ltd.	324	42,091
FBD Holdings PLC (a)	887	6,405
Hannover Reuck SE	111	16,121
HDFC Standard Life Insurance Co. Ltd. (a)(b)	2,139	16,913
Lifenet Insurance Co. (a)	1,186	17,466
Qualitas Controladora S.A.B. de CV	4,106	16,398
RenaissanceRe Holdings Ltd.	167	27,007
		205,415
Thrifts & Mortgage Finance - 0.2%
Housing Development Finance Corp. Ltd.	932	24,036

TOTAL FINANCIALS		1,107,053

HEALTH CARE - 7.0%
Biotechnology - 0.4%
Abcam PLC	1,080	20,609
Xencor, Inc. (a)	400	15,352
		35,961
Health Care Equipment & Supplies - 3.7%
Boston Scientific Corp. (a)	1,017	34,853
Danaher Corp.	260	59,680
Fisher & Paykel Healthcare Corp.	985	22,787
Genmark Diagnostics, Inc. (a)	3,129	38,236
Hoya Corp.	252	28,440
Intuitive Surgical, Inc. (a)	66	44,027
Masimo Corp. (a)	149	33,349
ResMed, Inc.	198	38,004
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	300	17,385
Straumann Holding AG	20	20,852
The Cooper Companies, Inc.	106	33,819
		371,432
Health Care Providers & Services - 1.1%
Ryman Healthcare Group Ltd.	2,487	23,015
UnitedHealth Group, Inc.	283	86,355
		109,370
Life Sciences Tools & Services - 1.7%
10X Genomics, Inc. (a)	302	41,344
Lonza Group AG	55	33,325
Mettler-Toledo International, Inc. (a)	44	43,908
Sartorius Stedim Biotech	70	26,545
Wuxi Biologics (Cayman), Inc. (a)(b)	1,006	28,107
		173,229
Pharmaceuticals - 0.1%
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)	1,160	15,446

TOTAL HEALTH CARE		705,438

INDUSTRIALS - 17.1%
Aerospace & Defense - 1.2%
Axon Enterprise, Inc. (a)	371	36,692
INVISIO AB	1,079	19,450
Northrop Grumman Corp.	125	36,228
Teledyne Technologies, Inc. (a)	89	27,514
		119,884
Air Freight & Logistics - 1.5%
C.H. Robinson Worldwide, Inc.	389	34,399
Deutsche Post AG	702	31,101
DSV Panalpina A/S	203	32,870
Expeditors International of Washington, Inc.	399	35,260
ZTO Express, Inc. sponsored ADR	521	15,099
		148,729
Airlines - 0.2%
Ryanair Holdings PLC sponsored ADR (a)	223	17,974
Building Products - 1.5%
Allegion PLC	287	28,270
Armstrong World Industries, Inc.	365	21,864
ASSA ABLOY AB (B Shares)	1,106	23,704
Belimo Holding AG (Reg.)	2	14,875
Kingspan Group PLC (Ireland)	347	30,249
Trex Co., Inc. (a)	391	27,190
		146,152
Commercial Services & Supplies - 1.1%
Cintas Corp.	115	36,173
Copart, Inc. (a)	367	40,502
Prosegur Compania de Seguridad SA (Reg.)	7,048	16,121
Waste Connection, Inc. (Canada)	172	17,049
		109,845
Construction & Engineering - 0.2%
Sweco AB (B Shares)	372	18,745
Electrical Equipment - 1.7%
AMETEK, Inc.	329	32,308
Generac Holdings, Inc. (a)	182	38,247
Nidec Corp.	358	36,159
Somfy SA	188	26,187
Vestas Wind Systems A/S	231	39,631
		172,532
Industrial Conglomerates - 0.9%
Honeywell International, Inc.	299	49,320
Roper Technologies, Inc.	100	37,134
		86,454
Machinery - 3.3%
Atlas Copco AB (A Shares)	506	22,342
ESCO Technologies, Inc.	334	27,952
Fortive Corp.	446	27,474
Haitian International Holdings Ltd.	6,554	16,232
IDEX Corp.	195	33,226
Kone OYJ (B Shares)	287	22,843
Metawater Co. Ltd.	864	20,256
Minebea Mitsumi, Inc.	1,114	20,120
Miura Co. Ltd.	475	22,379
Rational AG	29	21,734
Schindler Holding AG (participation certificate)	72	18,413
Shenzhen Inovance Technology Co. Ltd. (A Shares)	2,051	19,739
SMC Corp.	40	21,276
Spirax-Sarco Engineering PLC	164	23,966
Zhejiang Sanhua Intelligent Controls Co. Ltd. (A Shares)	4,321	15,853
		333,805
Marine - 0.2%
SITC International Holdings Co. Ltd.	14,000	21,598
Professional Services - 3.5%
BayCurrent Consulting, Inc.	182	23,549
Centre Testing International Group Co. Ltd. (A Shares)	5,000	20,185
CoStar Group, Inc. (a)	44	36,239
Equifax, Inc.	210	28,686
Experian PLC	680	24,911
Exponent, Inc.	440	30,620
Funai Soken Holdings, Inc.	798	17,262
Headhunter Group PLC ADR	1,345	30,854
IHS Markit Ltd.	454	36,715
Recruit Holdings Co. Ltd.	822	31,278
Sporton International, Inc.	1,824	14,536
TriNet Group, Inc. (a)	438	30,187
Verisk Analytics, Inc.	181	32,213
		357,235
Road & Rail - 0.3%
Old Dominion Freight Lines, Inc.	184	35,028
Trading Companies & Distributors - 1.5%
AddTech AB (B Shares)	1,488	16,471
Ashtead Group PLC	590	21,402
IMCD NV	177	20,503
Indutrade AB (a)	465	23,589
MonotaRO Co. Ltd.	582	32,191
SiteOne Landscape Supply, Inc. (a)	307	36,683
		150,839

TOTAL INDUSTRIALS		1,718,820

INFORMATION TECHNOLOGY - 20.4%
Electronic Equipment & Components - 2.3%
Amphenol Corp. Class A	345	38,930
CDW Corp.	273	33,470
Cognex Corp.	597	39,342
Keyence Corp.	79	35,852
Lagercrantz Group AB (B Shares)	3,399	20,948
Murata Manufacturing Co. Ltd.	443	31,067
Renishaw PLC	375	27,181
Vontier Corp. (a)	172	4,943
		231,733
IT Services - 3.6%
Adyen BV (a)(b)	14	23,530
Afterpay Ltd. (a)	411	27,985
Amadeus IT Holding SA Class A	418	19,955
Black Knight, Inc.(a)	444	39,050
Capgemini SA	221	25,517
Econocom Group SA (a)	8,279	18,204
Edenred SA	432	20,145
FDM Group Holdings PLC	1,241	16,077
GMO Internet, Inc.	656	17,497
Kainos Group PLC	1,092	17,457
Keywords Studios PLC	745	20,423
Maximus, Inc.	370	25,005
Reply SpA	272	29,239
Shopify, Inc. (a)	28	25,912
Softcat PLC	1,122	16,352
StoneCo Ltd. Class A (a)	367	19,282
		361,630
Semiconductors & Semiconductor Equipment - 3.2%
ASML Holding NV (Netherlands)	129	46,673
Disco Corp.	90	24,292
Entegris, Inc.	530	39,628
Lam Research Corp.	121	41,392
Silicon Laboratories, Inc. (a)	110	11,271
Taiwan Semiconductor Manufacturing Co. Ltd.	5,816	87,977
Tokyo Electron Ltd.	109	29,257
Universal Display Corp.	195	38,670
		319,160
Software - 11.3%
Adobe, Inc. (a)	154	68,853
Altium Ltd.	860	22,573
ANSYS, Inc. (a)	129	39,264
Atlassian Corp. PLC (a)	108	20,695
ATOSS Software AG	143	19,985
Cadence Design Systems, Inc. (a)	325	35,545
Ceridian HCM Holding, Inc. (a)	346	29,832
Constellation Software, Inc.	19	19,945
Coupa Software, Inc. (a)	107	28,644
CyberArk Software Ltd. (a)	178	17,649
Dassault Systemes SA	131	22,359
Digital Turbine, Inc. (a)	1,269	36,370
Intuit, Inc.	145	45,629
Manhattan Associates, Inc. (a)	291	24,881
Microsoft Corp.	1,511	305,932
Ming Yuan Cloud Group Holdings Ltd.	4,225	18,039
Money Forward, Inc. (a)	373	33,745
Nemetschek Se	288	20,830
Netcompany Group A/S (a)(b)	210	17,445
Paycom Software, Inc. (a)	116	42,234
PROS Holdings, Inc. (a)	816	22,987
Salesforce.com, Inc. (a)	306	71,075
SAP SE	311	33,179
SimCorp A/S	152	18,120
Synopsys, Inc. (a)	162	34,645
Temenos Group AG	167	17,928
Workday, Inc. Class A (a)	189	39,713
Xero Ltd. (a)	347	26,920
		1,135,016

TOTAL INFORMATION TECHNOLOGY		2,047,539

MATERIALS - 3.6%
Chemicals - 3.3%
Air Products & Chemicals, Inc.	158	43,646
Asian Paints Ltd.	568	16,841
Ecolab, Inc.	201	36,902
Givaudan SA	6	24,446
LG Chemical Ltd.	49	26,660
Linde PLC	225	49,577
Quaker Chemical Corp.	185	35,296
Sherwin-Williams Co.	66	45,407
Sika AG	124	30,522
Symrise AG	198	24,409
		333,706
Construction Materials - 0.3%
James Hardie Industries PLC CDI	989	24,013

TOTAL MATERIALS		357,719

REAL ESTATE - 4.3%
Equity Real Estate Investment Trusts (REITs) - 3.3%
American Tower Corp.	214	49,145
ARGAN SA	169	15,904
Big Yellow Group PLC	1,154	16,445
Equinix, Inc.	55	40,218
Equity Lifestyle Properties, Inc.	490	29,003
Extra Space Storage, Inc.	332	38,495
Irish Residential Properties REIT PLC	11,315	18,054
National Storage (REIT) unit	15,304	19,423
Prologis (REIT), Inc.	402	39,878
Safestore Holdings PLC	1,584	16,488
Sun Communities, Inc.	200	27,526
Warehouses de Pauw	763	25,521
		336,100
Real Estate Management & Development - 1.0%
Amasten Fastighets AB (a)	20,332	16,588
Ayala Land, Inc.	28,182	19,126
Longfor Properties Co. Ltd. (b)	3,371	18,415
Oberoi Realty Ltd. (a)	2,720	16,154
Vonovia SE	399	25,475
		95,758

TOTAL REAL ESTATE		431,858

UTILITIES - 1.1%
Electric Utilities - 0.7%
Equatorial Energia SA	3,581	12,438
NextEra Energy, Inc.	816	59,739
		72,177
Water Utilities - 0.4%
American Water Works Co., Inc.	252	37,929

TOTAL UTILITIES		110,106

TOTAL COMMON STOCKS
(Cost $8,541,638)		9,884,959

Nonconvertible Preferred Stocks - 0.3%
HEALTH CARE - 0.3%
Health Care Equipment & Supplies - 0.3%
Sartorius AG (non-vtg.)
(Cost $17,595)	74	31,319

Money Market Funds - 1.7%
Fidelity Cash Central Fund 0.10% (c)
(Cost $165,944)	165,911	165,944
TOTAL INVESTMENT IN SECURITIES - 100.3%
(Cost $8,725,177)		10,082,222
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(27,577)
NET ASSETS - 100%		$10,054,645

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $195,419 or 1.9% of net assets.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,222
Total	$1,222

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$890,995	$749,460	$141,535	$--
Consumer Discretionary	1,734,097	1,430,776	303,321	--
Consumer Staples	667,283	489,489	177,794	--
Energy	114,051	87,373	26,678	--
Financials	1,107,053	893,574	213,479	--
Health Care	736,757	596,359	140,398	--
Industrials	1,718,820	1,350,327	368,493	--
Information Technology	2,047,539	1,606,992	440,547	--
Materials	357,719	290,205	67,514	--
Real Estate	431,858	377,155	54,703	--
Utilities	110,106	110,106	--	--
Money Market Funds	165,944	165,944	--	--
Total Investments in Securities:	$10,082,222	$8,147,760	$1,934,462	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	54.7%
Japan	7.0%
Cayman Islands	5.3%
United Kingdom	3.8%
Switzerland	2.6%
France	2.4%
Germany	2.2%
India	2.1%
Ireland	2.1%
Sweden	1.8%
Australia	1.4%
Netherlands	1.3%
China	1.3%
Canada	1.2%
Denmark	1.1%
Taiwan	1.0%
Others (Individually Less Than 1%)	8.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $8,559,233)	$9,916,278
Fidelity Central Funds (cost $165,944)	165,944
Total Investment in Securities (cost $8,725,177)		$10,082,222
Receivable for fund shares sold		14,609
Dividends receivable		5,664
Distributions receivable from Fidelity Central Funds		16
Prepaid expenses		13
Receivable from investment adviser for expense reductions		18,637
Other receivables		203
Total assets		10,121,364
Liabilities
Payable for fund shares redeemed	$18,442
Accrued management fee	5,765
Other affiliated payables	2,016
Other payables and accrued expenses	40,496
Total liabilities		66,719
Net Assets		$10,054,645
Net Assets consist of:
Paid in capital		$8,761,967
Total accumulated earnings (loss)		1,292,678
Net Assets		$10,054,645
Net Asset Value, offering price and redemption price per share ($10,054,645 ÷ 844,445 shares)		$11.91

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		For the period November 5, 2019 (commencement of operations) to October 31, 2020
Investment Income
Dividends		$69,091
Income from Fidelity Central Funds		1,222
Income before foreign taxes withheld		70,313
Less foreign taxes withheld		(4,326)
Total income		65,987
Expenses
Management fee	$45,002
Transfer agent fees	12,989
Accounting fees and expenses	2,569
Custodian fees and expenses	25,972
Independent trustees' fees and expenses	30
Registration fees	46,457
Audit	41,183
Legal	6
Miscellaneous	200
Total expenses before reductions	174,408
Expense reductions	(101,977)
Total expenses after reductions		72,431
Net investment income (loss)		(6,444)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $909)	(47,435)
Fidelity Central Funds	(13)
Foreign currency transactions	301
Total net realized gain (loss)		(47,147)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $9,526)	1,347,519
Assets and liabilities in foreign currencies	5
Total change in net unrealized appreciation (depreciation)		1,347,524
Net gain (loss)		1,300,377
Net increase (decrease) in net assets resulting from operations		$1,293,933

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period November 5, 2019 (commencement of operations) to October 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(6,444)
Net realized gain (loss)	(47,147)
Change in net unrealized appreciation (depreciation)	1,347,524
Net increase (decrease) in net assets resulting from operations	1,293,933
Distributions to shareholders	(1,356)
Distributions to shareholders from tax return of capital	(2,732)
Total distributions	(4,088)
Share transactions
Proceeds from sales of shares	10,792,557
Reinvestment of distributions	3,945
Cost of shares redeemed	(2,031,702)
Net increase (decrease) in net assets resulting from share transactions	8,764,800
Total increase (decrease) in net assets	10,054,645
Net Assets
Beginning of period	–
End of period	$10,054,645
Other Information
Shares
Sold	1,035,277
Issued in reinvestment of distributions	381
Redeemed	(191,213)
Net increase (decrease)	844,445

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Enduring Opportunities Fund

Years ended October 31,	2020 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	(.01)
Net realized and unrealized gain (loss)	1.93
Total from investment operations	1.92
Distributions from net investment income	–C
Tax Return of capital	(.01)
Total distributions	(.01)
Net asset value, end of period	$11.91
Total ReturnD,E	19.22%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.63%H
Expenses net of fee waivers, if any	1.10%H
Expenses net of all reductions	1.09%H
Net investment income (loss)	(.10)%H
Supplemental Data
Net assets, end of period (000 omitted)	$10,055
Portfolio turnover rateI	17%H

 A For the period November 5, 2019 (commencement of operations) to October 31, 2020.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2020

1. Organization.

Fidelity Enduring Opportunities Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, tax return of capital distribution, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

For the period ended October 31, 2020, the Fund's distributions exceeded the aggregate amount of taxable income and net realized gains resulting in a return of capital for tax purposes. This was due to reductions in taxable income available for distribution after certain distributions had been made.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,727,481
Gross unrealized depreciation	(380,469)
Net unrealized appreciation (depreciation)	$1,347,012
Tax Cost	$8,735,210

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(37,661)
Net unrealized appreciation (depreciation) on securities and other investments	$1,347,017

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(37,661)

The Fund intends to elect to defer to its next fiscal year $7,152 of ordinary losses recognized during the period January 1, 2020 to October 31, 2020.

The tax character of distributions paid was as follows:

October 31, 2020(a)
Ordinary Income	$1,356
Tax Return of Capital	2,732
Total	$4,088

 (a) For the period November 5, 2019 (commencement of operations) to October 31, 2020.

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Enduring Opportunities Fund	9,759,859	1,153,909

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to its benchmark index, the MSCI ACWI (All Country World Index) Index, over the same 36 month performance period. The Fund's performance adjustment will not take effect until November 1, 2020. Subsequent months will be added until the performance period includes 36 months. For the reporting period, the total annualized management fee rate was .68% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .20% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Enduring Opportunities Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Enduring Opportunities Fund	$34

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Enduring Opportunities Fund	$9

During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded 1.10% of average net assets. This reimbursement will remain in place through February 28, 2022. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $101,352.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $550 for the period. In addition, through arrangements with the Fund's custodian and transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $58.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $17.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 36% of the total outstanding shares of the Fund.

9. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Enduring Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Enduring Opportunities Fund (one of the funds constituting Fidelity Investment Trust, referred to hereafter as the “Fund”) as of October 31, 2020, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period November 5, 2019 (commencement of operations) through October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations, changes in its net assets, and the financial highlights for the period November 5, 2019 (commencement of operations) through October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 15, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 305 funds. Mr. Chiel oversees 176.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Co-Lead Independent Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Co-Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Lloyd James Austin, III (1953)

Year of Election or Appointment: 2020

Member of the Advisory Board

General Austin also serves as a Member of the Advisory Board of other Fidelity® funds. Prior to his retirement, General Austin (United States Army, Retired) held a variety of positions within the U.S. Government, including Commander, U.S. Central Command (2013-2016), Vice Chief of Staff, U.S. Army (2012-2013) and Commanding General, U.S. Forces – Iraq, Operation New Dawn (2010-2012). General Austin currently serves as a Partner of Pine Island Capital Partners (private equity, 2020-present) and as President of the Austin Strategy Group LLC (consulting, 2016-present). General Austin serves as a member of the Board of Directors of Nucor Corporation (steel products, 2017-present), as a member of the Board of Directors of Tenet Healthcare Corporation (2018-present) and as a member of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). In addition, General Austin currently serves as a member of the Board of Trustees of the Carnegie Corporation of New York (2017-present) and as a member of the Board of Trustees of Auburn University (2017-present). Previously, General Austin served as a member of the Board of Directors of United Technologies Corporation (aerospace, defense and building, 2016-2020).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2020

Member of the Advisory Board

Mr. Kennedy also serves as a Member of the Advisory Board of other Fidelity® funds. Previously, Mr. Kennedy held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2020 to October 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period-B May 1, 2020 to October 31, 2020
Fidelity Enduring Opportunities Fund	1.09%
Actual		$1,000.00	$1,229.10	$6.11
Hypothetical-C		$1,000.00	$1,019.66	$5.53

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund designates 100% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	91,643,443,973.030	98.167
Withheld	1,711,119,384.419	1.833
TOTAL	93,354,563,357.449	100.000
Donald F. Donahue
Affirmative	91,659,003,496.045	98.184
Withheld	1,695,559,852.789	1.816
TOTAL	93,354,563,357.449	100.000
Bettina Doulton
Affirmative	91,774,146,516.145	98.307
Withheld	1,580,416,862.377	1.693
TOTAL	93,354,563,357.449	100.000
Vicki L. Fuller
Affirmative	91,845,419,368.993	98.383
Withheld	1,509,143,998.591	1.617
TOTAL	93,354,563,357.449	100.00
Patricia L. Kampling
Affirmative	91,723,732,274.457	98.253
Withheld	1,630,831,098.411	1.747
TOTAL	93,354,563,357.449	100.000
Alan J. Lacy
Affirmative	91,490,319,407.772	98.003
Withheld	1,864,243,948.299	1.997
TOTAL	93,354,563,357.449	100.000
Ned C. Lautenbach
Affirmative	91,285,367,239.075	97.784
Withheld	2,069,196,119.052	2.216
TOTAL	93,354,563,357.449	100.000
Robert A. Lawrence
Affirmative	91,556,271,429.466	98.074
Withheld	1,798,291,912.707	1.926
TOTAL	93,354,563,357.449	100.000
Joseph Mauriello
Affirmative	91,497,480,147.082	98.011
Withheld	1,857,083,211.045	1.989
TOTAL	93,354,563,357.449	100.000
Cornelia M. Small
Affirmative	91,606,808,161.438	98.128
Withheld	1,747,755,220.497	1.872
TOTAL	93,354,563,357.449	100.000
Garnett A. Smith
Affirmative	91,505,784,053.038	98.020
Withheld	1,848,779,305.090	1.980
TOTAL	93,354,563,357.449	100.000
David M. Thomas
Affirmative	91,536,969,704.881	98.053
Withheld	1,817,593,630.919	1.947
TOTAL	93,354,563,357.449	100.000
Susan Tomasky
Affirmative	91,697,125,678.165	98.225
Withheld	1,657,437,703.277	1.775
TOTAL	93,354,563,357.449	100.000
Michael E. Wiley
Affirmative	91,506,805,575.815	98.021
Withheld	1,847,757,759.985	1.979
TOTAL	93,354,563,357.449	100.000
Proposal 1 reflects trust wide proposal and voting results.

IDF-ANN-1220
1.9896221.100

Item 2.

Code of Ethics

As of the end of the period, October 31, 2020, Fidelity Investment Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Diversified International Fund, Fidelity Diversified International K6 Fund, Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund, Fidelity Flex International Fund, Fidelity Global Equity Income Fund, Fidelity International Capital Appreciation Fund, Fidelity International Capital Appreciation K6 Fund, Fidelity International Discovery K6 Fund, Fidelity International Small Cap Fund, Fidelity International Small Cap Opportunities Fund, Fidelity International Value Fund, Fidelity SAI International SMA Completion Fund, Fidelity Series Emerging Markets Fund, Fidelity Series Emerging Markets Opportunities Fund, Fidelity Series International Small Cap Fund, Fidelity Series International Value Fund, Fidelity Series Overseas Fund, Fidelity Total International Equity Fund and Fidelity Worldwide Fund (the “Fund(s)”):

Services Billed by Deloitte Entities

October 31, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Diversified International Fund	$58,600	$-	$11,400	$1,200
Fidelity Diversified International K6 Fund	$56,600	$-	$11,100	$1,200
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	$47,000	$-	$9,700	$1,100
Fidelity Flex International Fund	$50,100	$-	$10,400	$1,200
Fidelity Global Equity Income Fund	$47,100	$-	$9,700	$1,100
Fidelity International Capital Appreciation Fund	$52,200	$-	$11,100	$1,200
Fidelity International Capital Appreciation K6 Fund	$52,200	$-	$11,300	$1,200
Fidelity International Discovery K6 Fund	$49,000	$-	$10,900	$1,100
Fidelity International Small Cap Fund	$55,100	$-	$11,100	$1,300
Fidelity International Small Cap Opportunities Fund	$49,500	$-	$8,800	$1,200
Fidelity International Value Fund	$47,600	$-	$8,800	$1,100
Fidelity SAI International SMA Completion Fund	$45,700	$-	$11,300	$1,100
Fidelity Series Emerging Markets Fund	$44,000	$-	$11,200	$1,100
Fidelity Series Emerging Markets Opportunities Fund	$42,400	$-	$11,400	$1,100
Fidelity Series International Small Cap Fund	$41,700	$-	$8,800	$1,000
Fidelity Series International Value Fund	$41,500	$-	$8,800	$1,000
Fidelity Series Overseas Fund	$47,200	$-	$9,000	$1,000
Fidelity Total International Equity Fund	$51,600	$-	$10,600	$1,200
Fidelity Worldwide Fund	$49,200	$-	$9,100	$1,200

October 31, 2019 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Diversified International Fund	$103,000	$100	$7,400	$1,400
Fidelity Diversified International K6 Fund	$149,000	$100	$7,100	$1,400
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	$51,000	$100	$6,200	$1,300
Fidelity Flex International Fund	$54,000	$100	$6,900	$1,400
Fidelity Global Equity Income Fund	$47,000	$100	$6,300	$1,200
Fidelity International Capital Appreciation Fund	$64,000	$100	$7,100	$1,400
Fidelity International Capital Appreciation K6 Fund	$69,000	$100	$7,300	$1,400
Fidelity International Discovery K6 Fund	$43,000	$-	$6,900	$300
Fidelity International Small Cap Fund	$59,000	$100	$7,100	$1,500
Fidelity International Small Cap Opportunities Fund	$52,000	$100	$6,000	$1,400
Fidelity International Value Fund	$51,000	$100	$6,000	$1,300
Fidelity SAI International SMA Completion Fund	$43,000	$-	$7,100	$500
Fidelity Series Emerging Markets Fund	$68,000	$100	$7,100	$1,200
Fidelity Series Emerging Markets Opportunities Fund	$46,000	$100	$7,400	$1,200
Fidelity Series International Small Cap Fund	$45,000	$100	$6,000	$1,200
Fidelity Series International Value Fund	$44,000	$100	$6,000	$1,200
Fidelity Series Overseas Fund	$41,000	$-	$6,000	$300
Fidelity Total International Equity Fund	$56,000	$100	$6,900	$1,500
Fidelity Worldwide Fund	$52,000	$100	$6,300	$1,300

A Amounts may reflect rounding.

B Fidelity SAI International SMA Completion Fund commenced operations on April 11, 2019, Fidelity International Discovery K6 Fund commenced operations on June 13, 2019 and Fidelity Series Overseas Fund commenced operations on June 21, 2019.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Asia Fund, Emerging Markets Discovery Fund, Fidelity Emerging Markets Fund, Fidelity Enduring Opportunities Fund, Fidelity Europe Fund, Fidelity Global Commodity Stock Fund, Fidelity Infrastructure Fund, Fidelity International Discovery Fund, Fidelity International Growth Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, Fidelity Series Canada Fund, Fidelity Series International Growth Fund and Fidelity Total Emerging Markets Fund (the “Fund(s)”):

Services Billed by PwC

October 31, 2020 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Canada Fund	$52,000	$4,600	$10,600	$1,900
Fidelity China Region Fund	$59,500	$5,500	$10,600	$2,200
Fidelity Emerging Asia Fund	$55,800	$4,900	$10,600	$2,000
Fidelity Emerging Markets Discovery Fund	$45,700	$4,400	$10,600	$1,800
Fidelity Emerging Markets Fund	$66,100	$5,700	$10,900	$2,300
Fidelity Enduring Opportunities Fund	$24,400	$2,300	$6,300	$900
Fidelity Europe Fund	$55,400	$5,200	$10,600	$2,100
Fidelity Global Commodity Stock Fund	$35,700	$3,300	$5,800	$1,300
Fidelity Infrastructure Fund	$31,600	$2,800	$7,200	$1,100
Fidelity International Discovery Fund	$90,400	$5,700	$13,100	$2,300
Fidelity International Growth Fund	$47,300	$4,500	$10,600	$1,800
Fidelity Japan Fund	$54,200	$5,000	$10,600	$2,000
Fidelity Japan Smaller Companies Fund	$42,800	$4,200	$10,600	$1,700
Fidelity Latin America Fund	$53,200	$5,000	$10,600	$2,000
Fidelity Nordic Fund	$42,300	$4,200	$10,600	$1,700
Fidelity Overseas Fund	$58,700	$5,200	$13,100	$2,100
Fidelity Pacific Basin Fund	$51,900	$5,000	$12,300	$2,000
Fidelity Series Canada Fund	$44,100	$4,200	$10,700	$1,700
Fidelity Series International Growth Fund	$38,400	$3,800	$9,900	$1,500
Fidelity Total Emerging Markets Fund	$52,500	$4,900	$9,800	$2,000

October 31, 2019 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Canada Fund	$63,000	$4,600	$5,300	$2,100
Fidelity China Region Fund	$75,000	$5,500	$5,300	$2,500
Fidelity Emerging Asia Fund	$59,000	$4,900	$5,300	$2,200
Fidelity Emerging Markets Discovery Fund	$60,000	$4,400	$5,300	$2,000

Fidelity Emerging Markets Fund	$68,000	$5,700	$5,500	$2,600
Fidelity Enduring Opportunities Fund	$-	$-	$-	$-
Fidelity Europe Fund	$70,000	$5,200	$5,300	$2,300
Fidelity Global Commodity Stock Fund	$48,000	$3,300	$2,900	$1,500
Fidelity Infrastructure Fund	$-	$-	$-	$-
Fidelity International Discovery Fund	$79,000	$5,700	$5,500	$2,600
Fidelity International Growth Fund	$55,000	$4,600	$5,300	$2,100
Fidelity Japan Fund	$69,000	$5,000	$5,300	$2,300
Fidelity Japan Smaller Companies Fund	$50,000	$4,200	$5,300	$1,900
Fidelity Latin America Fund	$68,000	$5,000	$5,300	$2,300
Fidelity Nordic Fund	$50,000	$4,200	$6,100	$1,900
Fidelity Overseas Fund	$63,000	$5,200	$5,500	$2,300
Fidelity Pacific Basin Fund	$61,000	$5,000	$5,500	$2,300
Fidelity Series Canada Fund	$50,000	$4,100	$5,300	$1,800
Fidelity Series International Growth Fund	$45,000	$3,800	$5,300	$1,700
Fidelity Total Emerging Markets Fund	$67,000	$4,900	$4,400	$2,200

A Amounts may reflect rounding.

B Fidelity Enduring Opportunities Fund and Fidelity Infrastructure Fund commenced operations on November 5, 2019.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	October 31, 2020A	October 31, 2019A,B
Audit-Related Fees	$-	$290,000
Tax Fees	$-	$5,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity SAI International SMA Completion Fund, Fidelity International Discovery K6 Fund and Fidelity Series Overseas Funds’ commencement of operations.

Services Billed by PwC

	October 31, 2020A,B	October 31, 2019A,B
Audit-Related Fees	$9,030,200	$7,890,000
Tax Fees	$30,000	$10,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

B Fidelity Enduring Opportunities Fund and Fidelity Infrastructure Funds’ commencement of operations.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	October 31, 2020A,B	October 31, 2019A,B,C
Deloitte Entities	$717,700	$725,000
PwC	$14,433,400	$12,760,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Enduring Opportunities Fund and Fidelity Infrastructure Fund’s commencement of operations.

C May include amounts billed prior to the Fidelity SAI International SMA Completion Fund, Fidelity International Discovery K6 Fund and Fidelity Series Overseas Funds’ commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Investment Trust

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	December 18, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	December 18, 2020

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	December 18, 2020